UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22903

J.P. Morgan Exchange-Traded Fund Trust

(Exact name of registrant as specified in charter)

277 Park Avenue

New York, NY 10172

(Address of principal executive offices) (Zip code)

Gregory S. Samuels

J.P. Morgan Investment Management Inc.

277 Park Avenue

New York, NY 10172

(Name and Address of Agent for Service)

With copies to:

Elizabeth A. Davin, Esq.	Jon S. Rand, Esq.
JPMorgan Chase & Co.	Dechert LLP
1111 Polaris Parkway	1095 Avenue of the Americas
Columbus, OH 43240	New York, NY 10036

Registrant’s telephone number, including area code: 1-844-457-6383

Date of fiscal year end: October 31

Date of reporting period: November 1, 2021 through April 30, 2022

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

a.) The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

b.) A copy of the notice transmitted to shareholders in reliance on Rule 30e-3 under the 1940 Act that contains disclosures specified by paragraph (c)(3) of that rule is included in the Annual Reports. Not Applicable. Notices do not incorporate disclosures from the shareholder report.

Semi-Annual Report
J.P. Morgan Exchange-Traded Funds
April 30, 2022 (Unaudited)
	Ticker	Listing Exchange
JPMorgan ActiveBuilders Emerging Markets Equity ETF	JEMA	Cboe BZX Exchange, Inc.
JPMorgan ActiveBuilders International Equity ETF	JIDA	NYSE Arca
JPMorgan BetaBuilders Canada ETF	BBCA	Cboe BZX Exchange, Inc.
JPMorgan BetaBuilders Developed Asia Pacific ex-Japan ETF (formerly known as JPMorgan BetaBuilders Developed Asia ex-Japan ETF)	BBAX	Cboe BZX Exchange, Inc.
JPMorgan BetaBuilders Europe ETF	BBEU	Cboe BZX Exchange, Inc.
JPMorgan BetaBuilders International Equity ETF	BBIN	Cboe BZX Exchange, Inc.
JPMorgan BetaBuilders Japan ETF	BBJP	Cboe BZX Exchange, Inc.
JPMorgan BetaBuilders U.S. Equity ETF	BBUS	Cboe BZX Exchange, Inc.
JPMorgan BetaBuilders U.S. Mid Cap Equity ETF	BBMC	NYSE Arca
JPMorgan BetaBuilders U.S. Small Cap Equity ETF	BBSC	NYSE Arca
JPMorgan Carbon Transition U.S. Equity ETF	JCTR	NYSE Arca
JPMorgan Climate Change Solutions ETF	TEMP	NYSE Arca
JPMorgan Diversified Return Emerging Markets Equity ETF	JPEM	NYSE Arca
JPMorgan Diversified Return International Equity ETF	JPIN	NYSE Arca
JPMorgan Diversified Return U.S. Equity ETF	JPUS	NYSE Arca
JPMorgan Diversified Return U.S. Mid Cap Equity ETF	JPME	NYSE Arca
JPMorgan Diversified Return U.S. Small Cap Equity ETF	JPSE	NYSE Arca
JPMorgan International Growth ETF	JIG	NYSE Arca
JPMorgan U.S. Dividend ETF	JDIV	NYSE Arca
JPMorgan U.S. Minimum Volatility ETF	JMIN	NYSE Arca
JPMorgan U.S. Momentum Factor ETF	JMOM	NYSE Arca
JPMorgan U.S. Quality Factor ETF	JQUA	NYSE Arca
JPMorgan U.S. Value Factor ETF	JVAL	NYSE Arca

Investments in a Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when a Fund’s share price is lower than when you invested.
Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.
Prospective investors should refer to the Funds’ prospectuses for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Exchange-Traded Funds at (844) 457-6383 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.
Shares are bought and sold throughout the day on an exchange at market price (not at net asset value) through a brokerage account, and are not individually subscribed and redeemed from a Fund. Shares may only be subscribed and redeemed directly from a Fund by Authorized Participants, in very large creation/redemption units. Brokerage commissions will reduce returns.

President's Letter
June 21, 2022, (Unaudited)
Dear Shareholder,
“While financial markets may experience near-term uncertainty, we believe it is critical for investors to maintain a long-term perspective and a well-diversified portfolio.” — Brian S. Shlissel
The strong global economic recovery that marked 2021 has given way to accelerating inflation, pandemic uncertainty in China and the destabilizing impact of the conflict in Ukraine. While equity markets continued to outperform bond markets throughout the six months ended April 30, 2022, a broad sell-off in the wake of Russia’s invasion of Ukraine largely erased equity market gains realized in the final months of 2021.
Robust consumer spending, continued job growth and resilient corporate earnings in the U.S. bolstered equity markets in the final months of 2021 and provided a counterweight to weakening investor sentiment late in the reporting period.
In response to rising inflation and a tightening labor market, the U.S. Federal Reserve (the “Fed”) in March 2022 raised its benchmark interest rate for the first time since 2018 and raised it again in May 2022. Amid the highest levels of U.S. inflation in nearly 40 years, the Fed has indicated it plans to further raise interest rates in the months ahead, leaving investors to ponder the magnitude of such increases.
Similarly, the Bank of England raised interest rates multiple times since the start of 2022 and the European Central Bank signaled it is poised to raise interest rates in July 2022, which would mark its first rate increase in 11 years.
Emerging markets largely underperformed developed markets during the period as rising prices for energy and food weighed on economic growth. Moreover, a pandemic resurgence in China that began in late 2021 led to strict lockdowns in several large cities, which curtailed manufacturing and other economic activity and had a negative spillover effect on other emerging market economies.
Looking ahead, the ongoing pandemic, the conflict in Ukraine, the responses of leading central banks to inflationary pressures and disrupted supply chains appear most likely to influence global economic growth and financial markets. Notably, in mid-June 2022, the Fed raised its benchmark interest rate by the largest magnitude in nearly 30 years in an aggressive effort to tamp down inflation.
While financial markets may experience near-term uncertainty, we believe it is critical for investors to maintain a long-term perspective and a well-diversified portfolio. Our broad array of innovative investment solutions is designed to equip investors with the tools to build durable portfolios that can serve to meet their financial goals.
Sincerely,
Brian S. Shlissel
President, J.P. Morgan Exchange-Traded Funds
J.P. Morgan Asset Management
1-844-4JPM-ETF or jpmorgan.com/etfs for more information

April 30, 2022	J.P. Morgan Exchange-Traded Funds	1

J.P. Morgan Exchange-Traded Funds
MARKET OVERVIEW
SIX MONTHS ENDED April 30, 2022 (Unaudited)
While developed market equities rallied in the final months of 2021, a resurgence in the pandemic, surging inflation and Russia’s invasion of Ukraine in late February 2022 dented the global economic outlook and erased equity market gains for the six month period. Overall, both global equity and fixed income markets largely generated negative returns for the period, with emerging markets largely underperforming developed markets.
U.S. equity prices largely maintained upward momentum in the final months of 2021 amid low interest rates, a boom in household wealth and record corporate earnings and revenues. However, investor concerns about the emergence of the Omicron variant of Covid-19 and surging inflationary pressure fueled market volatility in 2022 and Russia’s military build-up and invasion of Ukraine in February 2022 put further pressure on U.S. equity prices.
In mid-March 2022, the U.S. Federal Reserve followed through on its stated plan and raised interest rates for the first time since December 2018 and pledged to raise rates six more times in 2022. While U.S. equity prices rebounded somewhat for the month, both equity and bond markets slumped in April as negotiations to end the Ukraine conflict failed and global supply-chain disruptions increased. Notably, the U.S. dollar strengthened against other major currencies in early 2022, which provided a significant drag on both the domestic economy and corporate earnings. However, job growth in the U.S. continued throughout the six month period.
European and U.K. equities largely ended 2021 with gains but the reimposition of social restrictions in response to the spread of Omicron and the outbreak of fighting in Ukraine weighed on financial markets in early 2022. While initial multilateral trade and financial sanctions against Russia excluded its energy sector, prices for natural gas and petroleum rose sharply across Europe and the potential disruption of energy supplies hurt investor sentiment.
Unemployment in both the Euro area and the U.K. had fallen to near multi-decade lows by the end of April 2022 but consumer sentiment across both regions tumbled lower in 2022. During the six month period, the European Central Bank maintained its ultra-low interest rate policy, while the Bank of England raised rates three times during the period amid the highest annual inflation rate in 30 years.
Within emerging markets, both equities and bonds underperformed throughout the six month period. China proved to be the largest drag on emerging markets during the period as investor concerns about tighter regulatory scrutiny of large technology companies in 2021 gave way to strict lockdowns in several large cities amid a resurgence in Covid-19 infections throughout the country. The expected slowdown in China’s economy, and in its manufacturing sector in particular, weighed down financial markets and in its emerging market trading partners. Rising prices for energy and a range of other commodities also raised investor concerns about economic growth across emerging market nations, particularly net importers of petroleum and natural gas. Additionally, the prospect of rising U.S. interest rates weighed on emerging market bond prices.
For the six months ended April 30, 2022, the S&P 500 returned -9.65%, the MSCI EAFE Index returned -11.58% and the MSCI Emerging Markets Index returned -14.04%.
2	J.P. Morgan Exchange-Traded Funds	April 30, 2022

JPMorgan ActiveBuilders Emerging Markets Equity ETF
FUND COMMENTARY
SIX MONTHS ENDED April 30, 2022 (Unaudited)
REPORTING PERIOD RETURN:
Net Asset Value *	(19.18)%
Market Price **	(19.50)%
MSCI Emerging Markets Index (net total return)	(14.15)%
Net Assets as of 4/30/2022	$728,181,840
Fund Ticker	JEMA
INVESTMENT OBJECTIVE***
The JPMorgan ActiveBuilders Emerging Markets Equity ETF (the “Fund”) seeks to provide long term capital appreciation.
INVESTMENT APPROACH
The Fund invests primarily in equity securities and equity-related instruments that are tied economically to emerging markets and seeks to construct a portfolio of holdings that will outperform the MSCI Emerging Markets Index (the “Benchmark”) over time while maintaining similar risk characteristics. The Fund allocates investments to the adviser’s actively managed emerging market equity strategies across countries, regions and style strategies and may invest across all market capitalizations.
HOW DID THE FUND PERFORM?
For the six months ended April 30, 2022, the Fund had a negative absolute return and underperformed the Benchmark.
Relative to the Benchmark, the Fund’s overweight position in the financials sector and its underweight position in the materials sector were leading detractors from performance, while the Fund’s security selection in the consumer discretionary sector and its underweight position and security selection in the communication services sector were leading contributors to relative performance.
By country, the Fund’s security selections in India and Taiwan were leading detractors from performance relative to the Index, while the Fund’s overweight position in Mexico and its underweight position in China were leading contributors to relative performance.
Leading individual detractors from relative performance included the Fund’s overweight position in PJSC Sberbank and its out-of-Index positions in Sea Ltd. and Severstal. Shares of Sberbank, a Russian bank and financial services provider, fell after multilateral financial sanctions were imposed on Russia in response to its February 2022 invasion of Ukraine. Shares of Sea, a Singapore-based digital entertainment provider, fell after Tencent Holdings Ltd. reduced its stake in the company to about 19% from 21%. Shares of Severstal, a Russian steelmaker, fell after multilateral financial and trade sanctions were imposed on Russia in response to its February 2022 invasion of Ukraine.
Leading individual contributors to relative performance included the Fund’s underweight positions in Yandex NV, Alibaba Group Holding Ltd. and NIO Inc. Shares of Yandex, a Dutch e-commerce and taxi service provider, fell amid investor concerns about its exposure to Russia and the potential impact of multilateral sanctions on its business. Shares of Alibaba, a Chinese e-commerce provider, fell amid investor concerns about China’s increase regulatory scrutiny of large technology companies and expectations for a weaker Chinese economy due to renewed pandemic lockdowns. Shares of NIO, a Chinese electric vehicle maker, fell amid investor concerns the company would be delisted from U.S. stock exchanges for failing to meet U.S. Securities and Exchange Commission audit guidelines.
HOW WAS THE FUND POSITIONED?
During the reporting period, the Fund’s largest overweight allocations relative to the Benchmark were to the information technology and consumer staples sectors and its largest underweight allocations were to the materials and

April 30, 2022	J.P. Morgan Exchange-Traded Funds	3

JPMorgan ActiveBuilders Emerging Markets Equity ETF
FUND COMMENTARY
SIX MONTHS ENDED April 30, 2022 (Unaudited) (continued)
communication services sectors. By country, the Fund’s largest overweight allocations were to Hong Kong and Taiwan and its largest underweight positions were in Saudi Arabia and India.
TOP TEN POSITIONS OF THE PORTFOLIO AS OF April 30, 2022		PERCENT OF TOTAL INVESTMENTS
1.	Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan)	5.7%
2.	Samsung Electronics Co. Ltd. (South Korea)	3.7
3.	Tencent Holdings Ltd. (China)	3.1
4.	Infosys Ltd. (India)	1.8
5.	Wal-Mart de Mexico SAB de CV (Mexico)	1.6
6.	Alibaba Group Holding Ltd. (China)	1.5
7.	Housing Development Finance Corp. Ltd. (India)	1.4
8.	NetEase, Inc. (China)	1.3
9.	SK Hynix, Inc. (South Korea)	1.2
10.	China Merchants Bank Co. Ltd., Class H (China)	1.2

PORTFOLIO COMPOSTION BY COUNTRY AS OF April 30, 2022	PERCENT OF TOTAL INVESTMENTS
China	30.9%
Taiwan	16.5
South Korea	12.8
India	11.6
Brazil	5.3
Mexico	4.4
South Africa	3.0
Indonesia	2.4
Hong Kong	2.2
Saudi Arabia	2.0
Thailand	1.6
Others (each less than 1.0%)	5.3
Short-Term Investments	2.0

*	The return shown is based on net asset value and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America. The net asset value was $38.12 as of April 30, 2022.
**	Market price return was calculated assuming an initial investment made at the market price at the beginning of the reporting period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. The price used to calculate the market price return was the closing price on the Cboe BZX Exchange, Inc. As of April 30, 2022, the closing price was $38.18.
***	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
4	J.P. Morgan Exchange-Traded Funds	April 30, 2022

AVERAGE ANNUAL TOTAL RETURNS AS OF April 30, 2022

	INCEPTION DATE	SIX MONTHS*	1 YEAR	SINCE INCEPTION
JPMorgan ActiveBuilders Emerging Markets Equity ETF
Net Asset Value	March 10, 2021	(19.18)%	(21.64)%	(17.17)%
Market Price		(19.50)%	(21.74)%	(17.07)%

*	Not annualized.
LIFE OF FUND PERFORMANCE (3/10/21 TO 4/30/22)

The performance quoted is past performance and is not a guarantee of future results. Exchange-traded funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-844-457-6383.
Fund commenced operations on March 10, 2021.
The graph illustrates comparative performance for $10,000 invested in shares of the JPMorgan ActiveBuilders Emerging Markets Equity ETF and MSCI Emerging Markets Index (net total return) from March 10, 2021 to April 30, 2022. The performance of the Fund reflects the deduction of Fund expenses and assumes reinvestment of all dividends and capital gain distributions, if any. The performance of the MSCI Emerging Markets Index (net total return) does not reflect the deduction of expenses associated with an exchange-traded fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the Index, if applicable. MSCI Emerging Markets Index (net total return) is a free float-adjusted market capitalization-weighted index that is designed to measure the performance of large- and mid- cap stocks in emerging markets. Net total return figures assume the reinvestment of dividends after deduction of withholding tax, applying the maximum rate to nonresident individual investors who do not benefit from double taxation treaties. Investors cannot invest directly in an index.
Performance shown in this section does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on gains resulting from redemption or sale of Fund shares.
International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the United States can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

April 30, 2022	J.P. Morgan Exchange-Traded Funds	5

JPMorgan ActiveBuilders International Equity ETF
FUND COMMENTARY
SIX MONTHS ENDED April 30, 2022 (Unaudited)
REPORTING PERIOD RETURN:
Net Asset Value *	(13.12)%
Market Price **	(13.60)%
MSCI EAFE Index (net total return)	(11.80)%
Net Assets as of 4/30/2022	$25,275,445
Fund Ticker	JIDA
INVESTMENT OBJECTIVE***
The JPMorgan ActiveBuilders International Equity ETF (the “Fund”) seeks to provide long term capital appreciation.
INVESTMENT APPROACH
The Fund invests primarily in equity securities and equity-related instruments of foreign companies across various market capitalizations and seeks to outperform the MSCI EAFE Index (the “Benchmark”) over time while maintaining similar risk characteristics. The Fund allocates investments opportunistically in the adviser’s actively managed international equity strategies, including country, region and styles strategies.
HOW DID THE FUND PERFORM?
For the six months ended April 30, 2022, the Fund had a negative absolute return and underperformed the Benchmark.
Relative to the Benchmark, the Fund’s security selection in the communication services and health care sectors was a leading detractor from performance, while the Fund’s security selection in the materials and information technology sectors was a leading contributor to relative performance.
By country, the Fund’s security selection in the U.K. and its underweight allocation to Australia were leading detractors from performance relative to the Benchmark. The Fund’s security selection in Sweden and its underweight allocation to Japan were leading contributors to relative performance.
Leading individual detractors from relative performance included the Fund’s overweight positions in Sea Ltd., Delivery
Hero SE and Adyen NV. Shares of Sea, a Singapore-based digital entertainment and e-commerce platform provider, fell after Tencent Holdings Ltd. reduced its stake in the company to about 19% from 21%. Shares of Delivery Hero, a German food ordering and delivery service, fell after the company had forecast breakeven results for its food delivery business in the first half of 2022. Shares of Adyen, a Dutch payments and e-commerce, fell amid a broad sell-off in the information technology sector in the first quarter of 2022.
Leading individual contributors to relative performance included the Fund’s overweight positions in Novo Nordisk A/S and Diageo PLC, and its underweight position in Prosus NV. Shares of Novo Nordisk, a Danish pharmaceuticals company, rose after the company reported better-than-expected earnings and sales for the fourth quarter of 2021. Shares of Diageo, a U.K. distilled spirits maker, rose in January 2022 after the company reported better-than-expected earnings and sales for the final six months of 2021. Shares of Prosus, a Dutch e-commerce and internet platforms operator, fell amid investor concerns about its exposures to Russian markets and to Tencent Holdings Ltd.
HOW WAS THE FUND POSITIONED?
At the end of the reporting period, the Fund’s largest overweight allocations relative to the Benchmark were to the financials and industrials sectors and its largest underweight allocations were to the real estate and health care sectors. By country, the Fund’s largest overweight allocations were to Denmark and France and its largest underweight positions were in Australia and Japan.

6	J.P. Morgan Exchange-Traded Funds	April 30, 2022

TOP TEN POSITIONS OF THE PORTFOLIO AS OF April 30, 2022		PERCENT OF TOTAL INVESTMENTS
1.	Nestle SA (Registered) (Switzerland)	3.2%
2.	Roche Holding AG (Switzerland)	2.5
3.	Novo Nordisk A/S, Class B (Denmark)	2.3
4.	ASML Holding NV (Netherlands)	2.1
5.	BHP Group Ltd. (Australia)	1.9
6.	LVMH Moet Hennessy Louis Vuitton SE (France)	1.9
7.	Diageo plc (United Kingdom)	1.9
8.	TotalEnergies SE (France)	1.4
9.	Shell plc (Netherlands)	1.4
10.	Allianz SE (Registered) (Germany)	1.4

PORTFOLIO COMPOSTION BY COUNTRY AS OF April 30, 2022	PERCENT OF TOTAL INVESTMENTS
Japan	18.3%
United Kingdom	12.2
Switzerland	11.2
France	11.0
Germany	8.0
Netherlands	6.4
Australia	5.4
Denmark	4.2
United States	3.1
Sweden	3.0
Hong Kong	2.2
Spain	1.9
Singapore	1.5
Italy	1.0
PORTFOLIO COMPOSTION BY COUNTRY AS OF April 30, 2022	PERCENT OF TOTAL INVESTMENTS
Finland	1.0%
Others (each less than 1.0%)	7.2
Short-Term Investments	2.4

*	The return shown is based on net asset value and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America. The net asset value was $42.13 as of April 30, 2022.
**	Market price return was calculated assuming an initial investment made at the market price at the beginning of the reporting period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. The price used to calculate the market price return was the closing price on the NYSE Arca. As of April 30, 2022, the closing price was $42.05.
***	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
April 30, 2022	J.P. Morgan Exchange-Traded Funds	7

JPMorgan ActiveBuilders International Equity ETF
FUND COMMENTARY
SIX MONTHS ENDED April 30, 2022 (Unaudited) (continued)
TOTAL RETURNS AS OF APRIL 30, 2022

	INCEPTION DATE	SIX MONTHS*	SINCE INCEPTION
JPMorgan ActiveBuilders International Equity ETF
Net Asset Value	July 7, 2021	(13.12)%	(11.25)%
Market Price		(13.60)%	(11.42)%

*	Not annualized.
LIFE OF FUND PERFORMANCE (7/7/21 TO 4/30/22)

The performance quoted is past performance and is not a guarantee of future results. Exchange-traded funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-844-457-6383.
Fund commenced operations on July 7, 2021.
The graph illustrates comparative performance for $10,000 invested in shares of the JPMorgan ActiveBuilders International Equity ETF and MSCI EAFE (Europe, Australia, Far East) Index (net total return) from July 7, 2021 to April 30, 2022. The performance of the Fund reflects the deduction of Fund expenses and assumes reinvestment of all dividends and capital gain distributions, if any. The performance of the MSCI EAFE Index (net total return) does not reflect the deduction of expenses associated with an exchange-traded fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the Index, if applicable. MSCI EAFE Index (net total return) is a free float-adjusted market capitalization-weighted index that is designed to measure the performance of large- and mid- cap stocks in developed markets, excluding the U.S. and Canada. Net total return figures assume the reinvestment of dividends after deduction of withholding tax, applying the maximum rate to nonresident individual investors who do not benefit from double taxation treaties. Investors cannot invest directly in an index.
Performance shown in this section does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on gains resulting from redemption or sale of Fund shares.
International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the United States can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

8	J.P. Morgan Exchange-Traded Funds	April 30, 2022

JPMorgan BetaBuilders Canada ETF
FUND COMMENTARY
SIX MONTHS ENDED April 30, 2022 (Unaudited)
REPORTING PERIOD RETURN:
Net Asset Value *	(3.59)%
Market Price **	(3.77)%
Morningstar® Canada Target Market Exposure IndexSM (net total return)	(2.99)%
Net Assets as of 4/30/2022	$6,546,694,501
Fund Ticker	BBCA
INVESTMENT OBJECTIVE***
The JPMorgan BetaBuilders Canada ETF (the “Fund”) seeks investment results that closely correspond, before fees and expenses, to the performance of the Morningstar® Canada Target Market Exposure IndexSM (the "Underlying Index").
INVESTMENT APPROACH
The Underlying Index is a free-float adjusted market capitalization-weighted index consisting of stocks traded primarily on the Toronto Stock Exchange. Using a "passive" investment approach, the Fund attempts to replicate the Underlying Index as closely as possible, before considering fees and expenses, and invests in substantially all of the securities in the Underlying Index in approximately the same proportions as the Underlying Index.
HOW DID THE FUND PERFORM?
For the six months ended April 30, 2022, the Fund performed in line with the Underlying Index, before considering the effects of differences in the timing of foreign exchange rate calculations, operating expenses, fees and tax management of the Fund’s portfolio.
The Fund’s and the Underlying Index’s exposures to the information technology and financials sectors were leading detractors from absolute performance, while their exposures to the energy and material sectors were leading contributors to absolute performance.
HOW WAS THE FUND POSITIONED?
During the reporting period, the Fund’s and the Underlying Index’s largest allocations were to the financials and energy sectors and their smallest allocations were to the health care and real estate sectors.
TOP TEN HOLDINGS OF THE PORTFOLIO AS OF April 30, 2022		PERCENT OF TOTAL INVESTMENTS
1.	Royal Bank of Canada (Canada)	6.8%
2.	Toronto-Dominion Bank (The) (Canada)	6.3
3.	Enbridge, Inc. (Canada)	4.2
4.	Bank of Nova Scotia (The) (Canada)	3.6
5.	Brookfield Asset Management, Inc., Class A (Canada)	3.5
6.	Canadian Natural Resources Ltd. (Canada)	3.4
7.	Canadian National Railway Co. (Canada)	3.4
8.	Bank of Montreal (Canada)	3.4
9.	Canadian Pacific Railway Ltd. (Canada)	3.2
10.	Nutrien Ltd. (Canada)	2.6

PORTFOLIO COMPOSTION BY SECTOR AS OF April 30, 2022	PERCENT OF TOTAL INVESTMENTS
Financials	34.1%
Energy	16.7
Industrials	11.3
Materials	10.8
Information Technology	5.6
Consumer Staples	4.0
Utilities	3.3
Consumer Discretionary	3.1
Communication Services	3.0
Others (each less than 1.0%)	0.9
Short-Term Investments	6.8

*	The return shown is based on net asset value and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America. The net asset value was $64.63 as of April 30, 2022.
**	Market price return was calculated assuming an initial investment made at the market price at the beginning of the reporting period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. The price used to calculate the market price return was the closing price on the Cboe BZX Exchange, Inc. As of April 30, 2022, the closing price was $64.68.

April 30, 2022	J.P. Morgan Exchange-Traded Funds	9

JPMorgan BetaBuilders Canada ETF
FUND COMMENTARY
SIX MONTHS ENDED April 30, 2022 (Unaudited) (continued)

***	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
10	J.P. Morgan Exchange-Traded Funds	April 30, 2022

AVERAGE ANNUAL TOTAL RETURNS AS OF April 30, 2022

	INCEPTION DATE	SIX MONTHS*	1 YEAR	SINCE INCEPTION
JPMorgan BetaBuilders Canada ETF
Net Asset Value	August 7, 2018	(3.59)%	7.09%	10.15%
Market Price		(3.77)%	7.14%	10.17%

*	Not annualized.
LIFE OF FUND PERFORMANCE (8/7/18 TO 4/30/22)

The performance quoted is past performance and is not a guarantee of future results. Exchange-traded funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-844-457-6383.
Fund commenced operations on August 7, 2018.
The graph illustrates comparative performance for $10,000 invested in shares of the JPMorgan BetaBuilders Canada ETF and Morningstar® Canada Target Market Exposure IndexSM (net total return) from August 7, 2018 to April 30, 2022. The performance of the Fund reflects the deduction of Fund expenses and assumes reinvestment of all dividends and capital gain distributions, if any. The performance of the Morningstar® Canada Target Market Exposure IndexSM (net total return) does not reflect the deduction of expenses associated with an exchange-traded fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the Index, if applicable. The Morningstar® Canada Target Market Exposure IndexSM (net total return) is a rules-based, float-adjusted market capitalization-weighted index designed to cover 85% of the equity float-adjusted market capitalization of the
Canada equity markets. Net total return figures assume the reinvestment of dividends after deduction of withholding tax, applying the maximum rate to nonresident individual investors who do not benefit from double taxation treaties. Investors cannot invest directly in an index.
For periods presented prior to November 1, 2019, the date on which a unitary fee structure was adopted, Fund performance reflects the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on gains resulting from redemption or sale of Fund shares.
International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the United States can raise or lower returns.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

April 30, 2022	J.P. Morgan Exchange-Traded Funds	11

JPMorgan BetaBuilders Developed Asia Pacific ex-Japan ETF
(formerly known as JPMorgan BetaBuilders Developed Asia ex-Japan ETF)
FUND COMMENTARY
SIX MONTHS ENDED April 30, 2022 (Unaudited)
REPORTING PERIOD RETURN:
Net Asset Value *	(5.55)%
Market Price **	(6.07)%
Morningstar® Developed Asia Pacific ex-Japan Target Market Exposure IndexSM (net total return)	(3.77)%
Net Assets as of 4/30/2022	$4,290,527,026
Fund Ticker	BBAX
INVESTMENT OBJECTIVE***
The JPMorgan BetaBuilders Developed Asia Pacific ex-Japan ETF (the “Fund”) seeks investment results that closely correspond, before fees and expenses, to the performance of the Morningstar® Developed Asia Pacific ex-Japan Target Market Exposure IndexSM (the "Underlying Index").
INVESTMENT APPROACH
The Underlying Index is a free-float adjusted market capitalization-weighted index consisting of equity securities from developed Asia-Pacific countries other than Japan, including: Australia, Hong Kong, New Zealand and Singapore. Using a "passive" investment approach, the Fund attempts to replicate the Underlying Index as closely as possible, before considering fees and expenses, and invests in substantially all of the securities in the Underlying Index in approximately the same proportions as the Underlying Index.
HOW DID THE FUND PERFORM?
For the six months ended April 30, 2022, the Fund performed in line with the Underlying Index, before considering the effects of differences in the Fund’s net asset value calculations versus the Underlying Index’s valuation calculations, differences in the timing of foreign exchange rate calculations, as well as operating expenses, fees and tax management of the Fund’s portfolio.
The Fund’s and the Underlying Index’s exposures to the financials and health care sectors were the leading detractors from absolute performance, while their exposures to the materials and energy sectors were leading contributors to absolute performance.
By country, the Fund’s and the Underlying Index’s exposures to Hong Kong and New Zealand were leading detractors from absolute performance, while their exposures to Singapore and Australia were leading contributors to absolute performance.
HOW WAS THE FUND POSITIONED?
During the reporting period, the Fund’s and the Underlying Index’s largest allocations were to the financials and materials sectors and their smallest allocations were to the information technology and energy sectors. The Fund and the Underlying Index’s largest allocations by country were to Australia and Hong Kong, followed by Singapore and China.
Effective March 1, 2022, the Fund's name was changed to be consistent with the name of the Underlying Index and to better reflect the Fund's underlying equity exposure.
TOP TEN HOLDINGS OF THE PORTFOLIO AS OF April 30, 2022		PERCENT OF TOTAL INVESTMENTS
1.	BHP Group Ltd. (Australia)	8.8%
2.	Commonwealth Bank of Australia (Australia)	6.5
3.	AIA Group Ltd. (Hong Kong)	6.2
4.	CSL Ltd. (Australia)	4.8
5.	National Australia Bank Ltd. (Australia)	3.9
6.	Westpac Banking Corp. (Australia)	3.1
7.	Australia & New Zealand Banking Group Ltd. (Australia)	2.8
8.	Macquarie Group Ltd. (Australia)	2.7
9.	Hong Kong Exchanges & Clearing Ltd. (Hong Kong)	2.6
10.	DBS Group Holdings Ltd. (Singapore)	2.3

PORTFOLIO COMPOSTION BY COUNTRY AS OF April 30, 2022	PERCENT OF TOTAL INVESTMENTS
Australia	63.6%
Hong Kong	19.0
Singapore	10.1
China	2.4
New Zealand	2.0
United Kingdom	1.0
Others (each less than 1.0%)	1.6
Short-Term Investments	0.3

*	The return shown is based on net asset value and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America. The net asset value was $52.07 as of April 30, 2022.

12	J.P. Morgan Exchange-Traded Funds	April 30, 2022

**	Market price return was calculated assuming an initial investment made at the market price at the beginning of the reporting period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. The price used to calculate the market price return was the closing price on the Cboe BZX Exchange, Inc. As of April 30, 2022, the closing price was $52.00.
***	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
April 30, 2022	J.P. Morgan Exchange-Traded Funds	13

JPMorgan BetaBuilders Developed Asia Pacific ex-Japan ETF
(formerly known as JPMorgan BetaBuilders Developed Asia ex-Japan ETF)
FUND COMMENTARY
SIX MONTHS ENDED April 30, 2022 (Unaudited) (continued)
AVERAGE ANNUAL TOTAL RETURNS AS OF April 30, 2022

	INCEPTION DATE	SIX MONTHS*	1 YEAR	SINCE INCEPTION
JPMorgan BetaBuilders Developed Asia Pacific ex-Japan ETF (formerly known as JPMorgan BetaBuilders Developed Asia ex-Japan ETF)
Net Asset Value	August 7, 2018	(5.55)%	(6.16)%	4.86%
Market Price		(6.07)%	(6.58)%	4.81%

*	Not annualized.
LIFE OF FUND PERFORMANCE (8/7/18 TO 4/30/22)

The performance quoted is past performance and is not a guarantee of future results. Exchange-traded funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-844-457-6383.
Fund commenced operations on August 7, 2018.
The graph illustrates comparative performance for $10,000 invested in shares of the JPMorgan BetaBuilders Developed Asia Pacific ex-Japan ETF and Morningstar® Developed Asia Pacific ex-Japan Target Market Exposure IndexSM (net total return) from August 7, 2018 to April 30, 2022. The performance of the Fund reflects the deduction of Fund expenses and assumes reinvestment of all dividends and capital gain distributions, if any. The performance of the Morningstar® Developed Asia Pacific ex-Japan Target Market Exposure IndexSM (net total return) does not reflect the deduction of expenses associated with an exchange-traded fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the Index, if applicable. The Morningstar® Developed Asia Pacific ex-Japan Target Market Exposure IndexSM (net total return) is a rules-based, float-adjusted market capitalization-weighted index designed to cover 85% of the equity float-adjusted market capitalization of the Developed Asia Pacific ex-Japan equity markets. Net total return figures assume the reinvestment of dividends after deduction of withholding tax, applying the maximum rate to nonresident individual investors who do not benefit from double taxation treaties. Investors cannot invest directly in an index.
For periods presented prior to November 1, 2019, the date on which a unitary fee structure was adopted, Fund performance reflects the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on gains resulting from redemption or sale of Fund shares.
International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the United States can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

14	J.P. Morgan Exchange-Traded Funds	April 30, 2022

JPMorgan BetaBuilders Europe ETF
FUND COMMENTARY
SIX MONTHS ENDED April 30, 2022 (Unaudited)
REPORTING PERIOD RETURN:
Net Asset Value *	(12.68)%
Market Price **	(13.28)%
Morningstar® Developed Europe Target Market Exposure IndexSM (net total return)	(11.85)%
Net Assets as of 4/30/2022	$9,447,598,743
Fund Ticker	BBEU
INVESTMENT OBJECTIVE***
The JPMorgan BetaBuilders Europe ETF (the “Fund”) seeks investment results that closely correspond, before fees and expenses, to the performance of the Morningstar® Developed Europe Target Market Exposure IndexSM (the "Underlying Index").
INVESTMENT APPROACH
The Underlying Index is a free-float adjusted market capitalization-weighted index consisting of equity securities from developed European countries or regions, including Austria, Belgium, Denmark, Finland, France, Germany, Ireland, Italy, the Netherlands, Norway, Poland, Portugal, Spain, Sweden, Switzerland and the U.K. Using a "passive" investment approach, the Fund attempts to replicate the Underlying Index as closely as possible, before considering fees and expenses, and invests in substantially all of the securities in the Underlying Index in approximately the same proportions as the Underlying Index.
HOW DID THE FUND PERFORM?
For the six months ended April 30, 2022, the Fund performed in line with the Underlying Index, before considering the effects of differences in the Fund’s net asset value calculations versus the Underlying Index’s valuation calculations, differences in the timing of foreign exchange rate calculations, as well as operating expenses, fees and tax management of the Fund’s portfolio.
The Fund’s and the Underlying Index’s exposures to the consumer discretionary and financials sectors were leading detractors from absolute performance, while their exposure to the energy sector was  the sole sector contributor to absolute performance.
By country, the Fund’s and the Underlying Index’s exposures to the Netherlands and Germany were leading detractors from absolute performance. There were no country contributors to absolute performance.
HOW WAS THE FUND POSITIONED?
During the reporting period, the Fund’s and the Underlying Index’s largest allocations were to the financials and industrials sectors and their smallest allocations were to the real estate and communications services sectors. The Fund’s and the Underlying Index’s largest country allocations were to the U.K. and Switzerland and the smallest allocations were to Portugal and Austria.
TOP TEN POSITIONS OF THE PORTFOLIO AS OF April 30, 2022		PERCENT OF TOTAL INVESTMENTS
1.	Nestle SA (Registered) (Switzerland)	3.5%
2.	Roche Holding AG (Switzerland)	2.6
3.	ASML Holding NV (Netherlands)	2.2
4.	Novartis AG (Registered) (Switzerland)	2.1
5.	AstraZeneca plc (United Kingdom)	2.0
6.	Shell plc (Netherlands)	2.0
7.	Novo Nordisk A/S, Class B (Denmark)	1.8
8.	LVMH Moet Hennessy Louis Vuitton SE (France)	1.7
9.	HSBC Holdings plc (United Kingdom)	1.2
10.	Unilever plc (United Kingdom)	1.2

PORTFOLIO COMPOSTION BY COUNTRY AS OF April 30, 2022	PERCENT OF TOTAL INVESTMENTS
United Kingdom	18.3%
Switzerland	14.6
France	14.4
Germany	10.8
Netherlands	7.6
Sweden	5.3
Denmark	3.9
Spain	3.6
Italy	3.1
United States	2.9
Finland	1.9
Belgium	1.4
Australia	1.4
Norway	1.2
Others (each less than 1.0%)	3.9
Short-Term Investments	5.7

April 30, 2022	J.P. Morgan Exchange-Traded Funds	15

JPMorgan BetaBuilders Europe ETF
FUND COMMENTARY
SIX MONTHS ENDED April 30, 2022 (Unaudited) (continued)

*	The return shown is based on net asset value and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America. The net asset value was $51.54 as of April 30, 2022.
**	Market price return was calculated assuming an initial investment made at the market price at the beginning of the reporting period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. The price used to calculate the market price return was the closing price on the Cboe BZX Exchange, Inc. As of April 30, 2022, the closing price was $51.34.
***	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
16	J.P. Morgan Exchange-Traded Funds	April 30, 2022

AVERAGE ANNUAL TOTAL RETURNS AS OF April 30, 2022

	INCEPTION DATE	SIX MONTHS*	1 YEAR	SINCE INCEPTION
JPMorgan BetaBuilders Europe ETF
Net Asset Value	June 15, 2018	(12.68)%	(7.43)%	3.55%
Market Price		(13.28)%	(8.05)%	3.44%

*	Not annualized.
LIFE OF FUND PERFORMANCE (6/15/18 TO 4/30/22)

The performance quoted is past performance and is not a guarantee of future results. Exchange-traded funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-844-457-6383.
Fund commenced operations on June 15, 2018.
The graph illustrates comparative performance for $10,000 invested in shares of the JPMorgan BetaBuilders Europe ETF and Morningstar® Developed Europe Target Market Exposure IndexSM (net total return) from June 15, 2018 to April 30, 2022. The performance of the Fund reflects the deduction of Fund expenses and assumes reinvestment of all dividends and capital gain distributions, if any. The performance of the Morningstar® Developed Europe Target Market Exposure IndexSM (net total return) does not reflect the deduction of expenses associated with an exchange-traded fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the Index, if applicable. Morningstar® Developed Europe Target Market Exposure IndexSM (net total return) is a rules-based, float-adjusted market capitalization-weighted index designed to cover 85% of the equity float-adjusted market capitalization of the Developed Europe equity markets.
Net total return figures assume the reinvestment of dividends after deduction of withholding tax, applying the maximum rate to nonresident individual investors who do not benefit from double taxation treaties. Investors cannot invest directly in an index.
For periods presented prior to November 1, 2019, the date on which a unitary fee structure was adopted, Fund performance reflects the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on gains resulting from redemption or sale of Fund shares.
International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the United States can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

April 30, 2022	J.P. Morgan Exchange-Traded Funds	17

JPMorgan BetaBuilders International Equity ETF
FUND COMMENTARY
SIX MONTHS ENDED April 30, 2022 (Unaudited)
REPORTING PERIOD RETURN:
Net Asset Value *	(12.64)%
Market Price **	(13.05)%
Morningstar® Developed Markets ex-North America Target Market Exposure IndexSM (net total return)	(11.75)%
Net Assets as of 4/30/2022	$2,945,583,312
Fund Ticker	BBIN
INVESTMENT OBJECTIVE***
The JPMorgan BetaBuilders International Equity ETF (the “Fund”) seeks investment results that closely correspond, before fees and expenses, to the performance of the Morningstar® Developed Markets ex-North America Target Market Exposure IndexSM (the "Underlying Index").
INVESTMENT APPROACH
The Underlying Index is a free-float adjusted market capitalization-weighted index consisting of equity securities from developed countries outside the U.S. and Canada. Using a "passive" investment approach, the Fund attempts to replicate the Underlying Index as closely as possible, before considering fees and expenses, and invests in substantially all of the securities in the Underlying Index in approximately the same proportions as the Underlying Index.
HOW DID THE FUND PERFORM?
For the six months ended April 30, 2022, the Fund performed in line with the Underlying Index, before considering the effects of differences in the Fund’s net asset value calculations versus the Underlying Index’s valuation calculations, differences in the timing of foreign exchange rate calculations, as well as operating expenses, fees and tax management of the Fund’s portfolio.
The Fund’s and the Underlying Index’s exposures to the consumer discretionary and industrials sectors were leading detractors from absolute performance, while their exposures to the energy was the sole sector contributor to absolute performance. By country, the Fund’s and the Underlying Index’s exposures to Japan and Germany were leading detractors from absolute performance, while their exposures to Singapore and Australia were leading contributors to absolute performance.
HOW WAS THE FUND POSITIONED?
During the reporting period, the Fund’s and the Underlying Index’s largest sector allocations were to the financials and industrials sectors, while their smallest allocations were to the real estate and utilities sectors. The Fund’s and the Underlying Index’s largest country allocations were to Japan and the U.K., while their smallest allocations were to Portugal and New
Zealand.
TOP TEN POSITIONS OF THE PORTFOLIO AS OF April 30, 2022		PERCENT OF TOTAL INVESTMENTS
1.	Nestle SA (Registered) (Switzerland)	2.3%
2.	Roche Holding AG (Switzerland)	1.7
3.	ASML Holding NV (Netherlands)	1.4
4.	Toyota Motor Corp. (Japan)	1.4
5.	Novartis AG (Registered) (Switzerland)	1.3
6.	AstraZeneca plc (United Kingdom)	1.3
7.	Shell plc (Netherlands)	1.3
8.	Novo Nordisk A/S, Class B (Denmark)	1.2
9.	LVMH Moet Hennessy Louis Vuitton SE (France)	1.1
10.	BHP Group Ltd. (Australia)	1.1

PORTFOLIO COMPOSTION BY COUNTRY AS OF April 30, 2022	PERCENT OF TOTAL INVESTMENTS
Japan	22.9%
United Kingdom	12.1
Switzerland	9.6
France	9.4
Australia	8.5
Germany	7.1
Netherlands	5.0
Sweden	3.5
Denmark	2.6
Spain	2.4
Hong Kong	2.3
Italy	2.0
United States	2.0
Singapore	1.4
Finland	1.3
Others (each less than 1.0%)	4.9
Short-Term Investments	3.0

*	The return shown is based on net asset value and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America. The net asset value was $51.86 as of April 30, 2022.

18	J.P. Morgan Exchange-Traded Funds	April 30, 2022

**	Market price return was calculated assuming an initial investment made at the market price at the beginning of the reporting period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. The price used to calculate the market price return was the closing price on the Cboe BZX Exchange, Inc. As of April 30, 2022, the closing price was $51.71.
***	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
April 30, 2022	J.P. Morgan Exchange-Traded Funds	19

JPMorgan BetaBuilders International Equity ETF
FUND COMMENTARY
SIX MONTHS ENDED April 30, 2022 (Unaudited) (continued)
AVERAGE ANNUAL TOTAL RETURNS AS OF April 30, 2022

	INCEPTION DATE	SIX MONTHS*	1 YEAR	SINCE INCEPTION
JPMorgan BetaBuilders International Equity ETF
Net Asset Value	December 3, 2019	(12.64)%	(8.83)%	3.93%
Market Price		(13.05)%	(9.26)%	3.81%

*	Not annualized.
LIFE OF FUND PERFORMANCE (12/3/19 TO 4/30/22)

The performance quoted is past performance and is not a guarantee of future results. Exchange-traded funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-844-457-6383.
Fund commenced operations on December 3, 2019.
The graph illustrates comparative performance for $10,000 invested in shares of the JPMorgan BetaBuilders International Equity ETF and Morningstar® Developed Markets ex-North America Target Market Exposure IndexSM (net total return) from December 3, 2019 to April 30, 2022. The performance of the Fund reflects the deduction of Fund  expenses and assumes reinvestment of all dividends and capital gain distributions, if any. The performance of the Morningstar® Developed Markets ex-North America Target Market Exposure IndexSM (net total return) does not reflect the deduction of expenses associated with an exchange-traded fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the Index, if applicable. The Morningstar® Developed Markets ex-North America Target Market Exposure IndexSM (net total return) is a rules-based, float-adjusted market capitalization-weighted index designed to cover 85% of the equity float-adjusted market capitalization of the Developed Markets ex-North America equity markets. Net total return figures assume the reinvestment of dividends after deduction of withholding tax, applying the maximum rate to nonresident individual investors who do not benefit from double taxation treaties. Investors cannot invest directly in an index.
Performance shown in this section does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on gains resulting from redemption or sale of Fund shares.
International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the United States can raise or lower returns. Also, some foreign markets may not be as politically and economically stable as the United States and other nations.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

20	J.P. Morgan Exchange-Traded Funds	April 30, 2022

JPMorgan BetaBuilders Japan ETF
FUND COMMENTARY
SIX MONTHS ENDED April 30, 2022 (Unaudited)
REPORTING PERIOD RETURN:
Net Asset Value *	(16.12)%
Market Price **	(16.10)%
Morningstar® Japan Target Market Exposure IndexSM (net total return)	(15.49)%
Net Assets as of 4/30/2022	$7,120,028,010
Fund Ticker	BBJP
INVESTMENT OBJECTIVE***
The JPMorgan BetaBuilders Japan ETF (the “Fund”) seeks investment results that closely correspond, before fees and expenses, to the performance of the Morningstar® Japan Target Market Exposure IndexSM (the "Underlying Index").
INVESTMENT APPROACH
The Underlying Index is a free-float adjusted market capitalization-weighted index consisting of stocks traded primarily on the Tokyo Stock Exchange or the Nagoya Stock Exchange. Using a "passive" investment approach, the Fund attempts to replicate the Underlying Index as closely as possible, before considering fees and expenses, and invests in substantially all of the securities in the Underlying Index in approximately the same proportions as the Underlying Index.
HOW DID THE FUND PERFORM?
For the six months ended April 30, 2022, the Fund performed in line with the Underlying Index, before considering the effects of differences in the Fund’s net asset value calculations versus the Underlying Index’s valuation calculations, differences in the timing of foreign exchange rate calculations, as well as operating expenses, fees and tax management of the Fund’s portfolio.
The Fund’s and the Underlying Index’s exposures to the industrials and consumer discretionary sectors were leading detractors from absolute performance, while their exposures to the energy and utilities sectors were leading contributors to absolute performance.
HOW WAS THE FUND POSITIONED?
During the reporting period, the Fund’s and the Underlying Index’s largest allocations were to the industrials and consumer discretionary sectors and their smallest allocations were to the energy and utilities sectors.
TOP TEN HOLDINGS OF THE PORTFOLIO AS OF April 30, 2022		PERCENT OF TOTAL INVESTMENTS
1.	Toyota Motor Corp. (Japan)	6.0%
2.	Sony Group Corp. (Japan)	2.9
3.	Keyence Corp. (Japan)	2.1
4.	Mitsubishi UFJ Financial Group, Inc. (Japan)	2.0
5.	Tokyo Electron Ltd. (Japan)	1.8
6.	Recruit Holdings Co. Ltd. (Japan)	1.7
7.	KDDI Corp. (Japan)	1.5
8.	Shin-Etsu Chemical Co. Ltd. (Japan)	1.5
9.	Nintendo Co. Ltd. (Japan)	1.4
10.	SoftBank Group Corp. (Japan)	1.4

PORTFOLIO COMPOSTION BY SECTOR AS OF April 30, 2022	PERCENT OF TOTAL INVESTMENTS
Industrials	22.7%
Consumer Discretionary	19.2
Information Technology	12.6
Financials	9.7
Health Care	8.9
Communication Services	7.7
Consumer Staples	6.7
Materials	5.2
Real Estate	4.0
Utilities	1.1
Energy	0.8
Short-Term Investments	0.2

*	The return shown is based on net asset value and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America. The net asset value was $46.60 as of April 30, 2022.
**	Market price return was calculated assuming an initial investment made at the market price at the beginning of the reporting period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. The price used to calculate the market price return was the closing price on the Cboe BZX Exchange, Inc. As of April 30, 2022, the closing price was $46.65.

April 30, 2022	J.P. Morgan Exchange-Traded Funds	21

JPMorgan BetaBuilders Japan ETF
FUND COMMENTARY
SIX MONTHS ENDED April 30, 2022 (Unaudited) (continued)

***	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
22	J.P. Morgan Exchange-Traded Funds	April 30, 2022

AVERAGE ANNUAL TOTAL RETURNS AS OF April 30, 2022

	INCEPTION DATE	SIX MONTHS*	1 YEAR	SINCE INCEPTION
JPMorgan BetaBuilders Japan ETF
Net Asset Value	June 15, 2018	(16.12)%	(14.25)%	0.19%
Market Price		(16.10)%	(14.29)%	0.22%

*	Not annualized.
LIFE OF FUND PERFORMANCE (6/15/18 TO 4/30/22)

The performance quoted is past performance and is not a guarantee of future results. Exchange-traded funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-844-457-6383.
Fund commenced operations on June 15, 2018.
The graph illustrates comparative performance for $10,000 invested in shares of the JPMorgan BetaBuilders Japan ETF and Morningstar® Japan Target Market Exposure IndexSM (net total return) from June 15, 2018 to April 30, 2022. The performance of the Fund reflects the deduction of Fund expenses and assumes reinvestment of all dividends and capital gain distributions, if any. The performance of the Morningstar® Japan Target Market Exposure IndexSM (net total return) does not reflect the deduction of expenses associated with an exchange-traded fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the Index, if applicable. Morningstar® Japan Target Market Exposure IndexSM (net total return) is a rule based, float-adjusted market capitalization-weighted index designed to cover 85% of the equity float-adjusted market capitalization of the Japan equity markets.  Net total return figures assume the reinvestment of dividends after deduction of withholding tax, applying the maximum rate to nonresident individual investors who do not benefit from double taxation treaties. Investors cannot invest directly in an index.
For periods presented prior to November 1, 2019, the date on which a unitary fee structure was adopted, Fund performance reflects the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on gains resulting from redemption or sale of Fund shares.
International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the United States can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

April 30, 2022	J.P. Morgan Exchange-Traded Funds	23

JPMorgan BetaBuilders U.S. Equity ETF
FUND COMMENTARY
SIX MONTHS ENDED April 30, 2022 (Unaudited)
REPORTING PERIOD RETURN:
Net Asset Value *	(11.12)%
Market Price **	(11.08)%
Morningstar® US Target Market Exposure IndexSM	(11.13)%
Net Assets as of 4/30/2022	$1,081,726,160
Fund Ticker	BBUS
INVESTMENT OBJECTIVE***
The JPMorgan BetaBuilders U.S. Equity ETF (the “Fund”) seeks investment results that closely correspond, before fees and expenses, to the performance of the Morningstar® US Target Market Exposure IndexSM (the “Underlying Index”).
INVESTMENT APPROACH
The Underlying Index is a free-float adjusted market capitalization-weighted index consisting of equity securities traded primarily in the U.S. It targets 85% of those stocks by market capitalization, and primarily includes large- and mid-cap companies. Using a "passive" investment approach, the Fund attempts to closely correspond to the performance of the Underlying Index, and invests in substantially all of the securities in the Underlying Index in approximately the same proportions as the Underlying Index.
HOW DID THE FUND PERFORM?
For the six months ended April 30, 2022, the Fund performed in line with the Underlying Index, before considering the effects of operating expenses, fees and tax management of the Fund’s portfolio.
The Fund’s and the Underlying Index’s exposures to the information technology and communication services sectors were leading detractors from absolute performance, while their exposures to the energy and consumer staples sectors were leading contributors to absolute performance.
HOW WAS THE FUND POSITIONED?
During the reporting period, the Fund’s and the Underlying Index’s largest allocations were to the information technology and health care sectors and their smallest allocations were to the utilities and materials sectors
TOP TEN HOLDINGS OF THE PORTFOLIO AS OF April 30, 2022		PERCENT OF TOTAL INVESTMENTS
1.	Apple, Inc.	6.6%
2.	Microsoft Corp.	5.6
3.	Amazon.com, Inc.	2.9
4.	Tesla, Inc.	2.0
5.	Alphabet, Inc., Class A	1.9
6.	Alphabet, Inc., Class C	1.7
7.	Berkshire Hathaway, Inc., Class B	1.6
8.	UnitedHealth Group, Inc.	1.3
9.	Johnson & Johnson	1.3
10.	NVIDIA Corp.	1.3

PORTFOLIO COMPOSTION BY SECTOR AS OF April 30, 2022	PERCENT OF TOTAL INVESTMENTS
Information Technology	27.5%
Health Care	13.8
Consumer Discretionary	11.3
Financials	11.0
Communication Services	8.4
Industrials	7.9
Consumer Staples	6.5
Energy	3.9
Real Estate	3.0
Utilities	2.8
Materials	2.7
Short-Term Investments	0.8

*	The return shown is based on net asset value and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America. The net asset value was $74.35 as of April 30, 2022.
**	Market price return was calculated assuming an initial investment made at the market price at the beginning of the reporting period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. The price used to calculate the market price return was the closing price on the Cboe BZX Exchange, Inc. As of April 30, 2022, the closing price was $74.35.

24	J.P. Morgan Exchange-Traded Funds	April 30, 2022

***	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
April 30, 2022	J.P. Morgan Exchange-Traded Funds	25

JPMorgan BetaBuilders U.S. Equity ETF
FUND COMMENTARY
SIX MONTHS ENDED April 30, 2022 (Unaudited) (continued)
AVERAGE ANNUAL TOTAL RETURNS AS OF April 30, 2022

	INCEPTION DATE	SIX MONTHS*	1 YEAR	SINCE INCEPTION
JPMorgan BetaBuilders U.S. Equity ETF
Net Asset Value	March 12, 2019	(11.12)%	(1.74)%	15.07%
Market Price		(11.08)%	(1.82)%	15.07%

*	Not annualized.
LIFE OF FUND PERFORMANCE (3/12/19 TO 4/30/22)

The performance quoted is past performance and is not a guarantee of future results. Exchange-traded funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-844-457-6383.
Fund commenced operations on March 12, 2019.
The graph illustrates comparative performance for $10,000 invested in shares of the JPMorgan BetaBuilders U.S. Equity ETF and the Morningstar® US Target Market Exposure IndexSM from March 12, 2019 to April 30, 2022. The performance of the Fund reflects the deduction of Fund expenses and assumes reinvestment of all dividends and capital gain distributions, if any. The performance of the Morningstar® US Target Market Exposure IndexSM does not reflect the deduction of expenses associated with an exchange-traded fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the Index, if applicable. Morningstar® US Target Market Exposure IndexSM is a free float-adjusted market capitalization-weighted index which consists of stocks traded primarily on the US Stock Exchange. Investors cannot invest directly in an index.
Performance shown in this section does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on gains resulting from redemption or sale of Fund shares.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

26	J.P. Morgan Exchange-Traded Funds	April 30, 2022

JPMorgan BetaBuilders U.S. Mid Cap Equity ETF
FUND COMMENTARY
SIX MONTHS ENDED April 30, 2022 (Unaudited)
REPORTING PERIOD RETURN:
Net Asset Value *	(16.16)%
Market Price **	(16.31)%
Morningstar® US Mid Cap Target Market Exposure Extended IndexSM	(16.16)%
Net Assets as of 4/30/2022	$1,504,652,074
Fund Ticker	BBMC
INVESTMENT OBJECTIVE***
The JPMorgan BetaBuilders U.S. Mid Cap Equity ETF (the “Fund”) seeks investment results that closely correspond, before fees and expenses, to the performance of the Morningstar® US Mid Cap Target Market Exposure Extended IndexSM (the “Underlying Index”).
INVESTMENT APPROACH
The Underlying Index is a free-float adjusted market capitalization-weighted index consisting of mid-cap equity securities traded primarily in the U.S. It targets those securities that fall between the 85th and 95th percentiles in market capitalization of the investible universe. Using a "passive" investment approach, the Fund attempts to closely correspond to the performance of the Underlying Index, and invests in substantially all of the securities in the Underlying Index in approximately the same proportions as the Underlying Index.
HOW DID THE FUND PERFORM?
For the six months ended April 30, 2022, the Fund performed in line with the Underlying Index.
The Fund’s and the Underlying Index’s exposures to the health care and information technology sectors were leading detractors from absolute performance, while their exposures to the energy and utilities sectors were the leading contributors to absolute performance.
HOW WAS THE FUND POSITIONED?
During the reporting period, the Fund’s and the Underlying Index’s largest allocations were to the industrials and information technology sectors and their smallest allocations were to the utilities and consumer staples sectors.
TOP TEN HOLDINGS OF THE PORTFOLIO AS OF April 30, 2022		PERCENT OF TOTAL INVESTMENTS
1.	Marathon Oil Corp.	0.6%
2.	Targa Resources Corp.	0.6
3.	LPL Financial Holdings, Inc.	0.5
4.	APA Corp.	0.5
5.	Zendesk, Inc.	0.5
6.	ZoomInfo Technologies, Inc., Class A	0.5
7.	Carlisle Cos., Inc.	0.5
8.	Ovintiv, Inc.	0.4
9.	Liberty Media Corp-Liberty Formula One, Class C	0.4
10.	Rexford Industrial Realty, Inc.	0.4

PORTFOLIO COMPOSTION BY SECTOR AS OF April 30, 2022	PERCENT OF TOTAL INVESTMENTS
Industrials	16.8%
Information Technology	14.2
Financials	12.9
Consumer Discretionary	12.7
Health Care	10.8
Real Estate	9.8
Materials	5.8
Energy	4.8
Consumer Staples	3.3
Communication Services	3.2
Utilities	2.6
Short-Term Investments	2.8

*	The return shown is based on net asset value and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America. The net asset value was $78.06 as of April 30, 2022.
**	Market price return was calculated assuming an initial investment made at the market price at the beginning of the reporting period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. The price used to calculate the market price return was the closing price on the NYSE Arca. As of April 30, 2022, the closing price was $77.99.

April 30, 2022	J.P. Morgan Exchange-Traded Funds	27

JPMorgan BetaBuilders U.S. Mid Cap Equity ETF
FUND COMMENTARY
SIX MONTHS ENDED April 30, 2022 (Unaudited) (continued)

***	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
28	J.P. Morgan Exchange-Traded Funds	April 30, 2022

AVERAGE ANNUAL TOTAL RETURNS AS OF April 30, 2022

	INCEPTION DATE	SIX MONTHS*	1 YEAR	SINCE INCEPTION
JPMorgan BetaBuilders U.S. Mid Cap Equity ETF
Net Asset Value	April 14, 2020	(16.16)%	(11.66)%	24.53%
Market Price		(16.31)%	(11.76)%	24.47%

*	Not annualized.
LIFE OF FUND PERFORMANCE (4/14/20 TO 4/30/22)

The performance quoted is past performance and is not a guarantee of future results. Exchange-traded funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-844-457-6383.
Fund commenced operations on April 14, 2020.
The graph illustrates comparative performance for $10,000 invested in shares of the JPMorgan BetaBuilders U.S. Mid Cap Equity ETF and Morningstar® US Mid Cap Target Market Exposure Extended IndexSM from April 14, 2020 to April 30, 2022. The performance of the Fund reflects the deduction of Fund expenses and assumes reinvestment of all dividends and capital gain distributions, if any. The performance of the Morningstar® US Mid Cap Target Market Exposure
Extended IndexSM does not reflect the deduction of expenses associated with an exchange-traded fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the Index, if applicable. The Morningstar® US Mid Cap Target Market Exposure Extended IndexSM is a free float adjusted market capitalization weighted index that consists of mid cap U.S. equity securities. Investors cannot invest directly in an index.
Performance shown in this section does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on gains resulting from redemption or sale of Fund shares.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

April 30, 2022	J.P. Morgan Exchange-Traded Funds	29

JPMorgan BetaBuilders U.S. Small Cap Equity ETF
FUND COMMENTARY
SIX MONTHS ENDED April 30, 2022 (Unaudited)
REPORTING PERIOD RETURN:
Net Asset Value *	(17.64)%
Market Price **	(17.81)%
Morningstar® US Small Cap Target Market Exposure Extended IndexSM	(17.64)%
Net Assets as of 4/30/2022	$499,764,617
Fund Ticker	BBSC
INVESTMENT OBJECTIVE***
The JPMorgan BetaBuilders U.S. Small Cap Equity ETF (the “Fund”) seeks investment results that closely correspond, before fees and expenses, to the performance of the Morningstar® US Small Cap Target Market Exposure Extended IndexSM (the “Underlying Index”).
INVESTMENT APPROACH
The Underlying Index is a free float adjusted market capitalization-weighted index consisting of small-cap equity securities traded primarily in the U.S. It targets those securities that fall between the 95th and 99th percentiles in market capitalization of the investible universe. Using a "passive" investment approach, the Fund attempts to closely correspond to the performance of the Underlying Index, and invests in substantially all of the securities in the Underlying Index in approximately the same proportions as the Underlying Index.
HOW DID THE FUND PERFORM?
For the six months ended April 30, 2022, the Fund had a negative absolute return and performed in line with the Underlying Index.
The Fund’s and the Underlying Index’s exposures to the health care and information technology sectors were leading detractors from absolute performance, while their exposures to the energy and consumer staples sectors were leading contributors to absolute performance.
HOW WAS THE FUND POSITIONED?
During the reporting period, the Fund’s and the Underlying Index’s largest allocations were to the financials and industrials sectors and their smallest allocations were to the utilities and communication services sectors.
TOP TEN HOLDINGS OF THE PORTFOLIO AS OF April 30, 2022		PERCENT OF TOTAL INVESTMENTS
1.	Southwestern Energy Co.	0.6%
2.	Independence Realty Trust, Inc.	0.4
3.	Sailpoint Technologies Holdings, Inc.	0.4
4.	Murphy Oil Corp.	0.4
5.	Matador Resources Co.	0.4
6.	Murphy USA, Inc.	0.4
7.	Chemours Co. (The)	0.4
8.	Rogers Corp.	0.4
9.	Commercial Metals Co.	0.4
10.	Kite Realty Group Trust	0.3

PORTFOLIO COMPOSTION BY SECTOR AS OF April 30, 2022	PERCENT OF TOTAL INVESTMENTS
Financials	16.0%
Industrials	15.7
Information Technology	13.3
Health Care	13.1
Consumer Discretionary	10.4
Energy	7.3
Real Estate	6.3
Materials	4.9
Consumer Staples	3.7
Communication Services	2.8
Utilities	1.9
Short-Term Investments	2.9

*	The return shown is based on net asset value and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America. The net asset value was $55.22 as of April 30, 2022.
**	Market price return was calculated assuming an initial investment made at the market price at the beginning of the reporting period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. The price used to calculate the market price return was the closing price on the NYSE Arca. As of April 30, 2022, the closing price was $55.16.

30	J.P. Morgan Exchange-Traded Funds	April 30, 2022

***	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
April 30, 2022	J.P. Morgan Exchange-Traded Funds	31

JPMorgan BetaBuilders U.S. Small Cap Equity ETF
FUND COMMENTARY
SIX MONTHS ENDED April 30, 2022 (Unaudited) (continued)
AVERAGE ANNUAL TOTAL RETURNS AS OF April 30, 2022

	INCEPTION DATE	SIX MONTHS*	1 YEAR	SINCE INCEPTION
JPMorgan BetaBuilders U.S. Small Cap Equity ETF
Net Asset Value	November 16, 2020	(17.64)%	(15.41)%	6.24%
Market Price		(17.81)%	(15.48)%	6.16%

*	Not annualized.
LIFE OF FUND PERFORMANCE (11/16/20 TO 4/30/22)

The performance quoted is past performance and is not a guarantee of future results. Exchange-traded funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-844-457-6383.
Fund commenced operations on November 16, 2020.
The graph illustrates comparative performance for $10,000 invested in shares of the JPMorgan BetaBuilders U.S. Small Cap Equity ETF and Morningstar® US Small Cap Target Market Exposure Extended IndexSM from November 16, 2020 to April 30, 2022. The performance of the Fund reflects the deduction of Fund expenses and assumes reinvestment of all dividends and capital gain distributions, if any. The performance of the Morningstar® US Small Cap Target
Market Exposure Extended IndexSM does not reflect the deduction of expenses associated with an exchange-traded fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the Index, if applicable. The Morningstar® US Small Cap Target Market Exposure Extended IndexSM is a free float-adjusted market capitalization-weighted index that consists of small cap U.S. equity securities. Investors cannot invest directly in an index.
Performance shown in this section does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on gains resulting from redemption or sale of Fund shares.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

32	J.P. Morgan Exchange-Traded Funds	April 30, 2022

JPMorgan Carbon Transition U.S. Equity ETF
FUND COMMENTARY
SIX MONTHS ENDED April 30, 2022 (Unaudited)
REPORTING PERIOD RETURN:
Net Asset Value *	(10.31)%
Market Price **	(10.41)%
JPMorgan Asset Management Carbon Transition U.S. Equity Index	(10.25)%
Russell 1000 Index	(11.29)%
Net Assets as of 4/30/2022	$22,214,925
Fund Ticker	JCTR
INVESTMENT OBJECTIVE***
The JPMorgan Carbon Transition U.S. Equity ETF (the “Fund”) seeks investment results that closely correspond, before fees and expenses, to the performance of the JPMorgan Asset Management Carbon Transition U.S. Equity Index (the “Underlying Index”).
INVESTMENT APPROACH
The Fund is passively managed to the Underlying Index, which primarily tracks large- and mid-cap equity securities of companies located in the U.S. and is designed to capture the performance of companies that have been identified through the Underlying Index’s rules-based process as better positioned to benefit from a transition to a lower carbon economy while also providing broader U.S. market exposure. Companies are then evaluated based on the rules-based process to determine how they effectively manage emissions, resources and carbon-related risks and are ranked within each sector.
HOW DID THE FUND PERFORM?
For the six months ended April 30, 2022, the Fund provided a negative absolute return and performed in line with the Underlying Index, before considering operating expenses, fees and tax management of the Fund’s portfolio. Both the Fund and the Underlying Index outperformed the Russell 1000 Index, which is a more traditional market capitalization-weighted index.
The Fund’s and the Underlying Index’s exposures to the information technology and consumer discretionary sectors were leading detractors from absolute performance, while their exposures to the health care and energy sectors were the leading contributors to absolute performance.
Relative to the Russell 1000 Index, the Fund’s and the Underlying Index’s exposures to the health care and information technology sectors were leading contributors to performance, while their exposures to the materials and industrials sectors were leading detractors from relative performance.
HOW WAS THE FUND POSITIONED?
During the reporting period, the Fund’s largest allocations were to the information technology and health care sectors and the smallest allocations were to the materials and utilities sectors.
TOP TEN HOLDINGS OF THE PORTFOLIO AS OF April 30, 2022		PERCENT OF TOTAL INVESTMENTS
1.	Apple, Inc.	6.5%
2.	Microsoft Corp.	5.7
3.	Alphabet, Inc., Class A	3.7
4.	Amazon.com, Inc.	3.0
5.	Tesla, Inc.	1.7
6.	UnitedHealth Group, Inc.	1.6
7.	Johnson & Johnson	1.5
8.	NVIDIA Corp.	1.3
9.	Visa, Inc., Class A	1.3
10.	Exxon Mobil Corp.	1.2

PORTFOLIO COMPOSTION BY SECTOR AS OF April 30, 2022	PERCENT OF TOTAL INVESTMENTS
Information Technology	29.4%
Health Care	14.9
Consumer Discretionary	11.8
Financials	11.4
Communication Services	7.3
Industrials	6.6
Consumer Staples	6.1
Energy	4.1
Real Estate	3.6
Utilities	2.7
Materials	2.0
Short-Term Investments	0.0 ****

*	The return shown is based on net asset value and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America. The net asset value was $55.54 as of April 30, 2022.

April 30, 2022	J.P. Morgan Exchange-Traded Funds	33

JPMorgan Carbon Transition U.S. Equity ETF
FUND COMMENTARY
SIX MONTHS ENDED April 30, 2022 (Unaudited) (continued)

**	Market price return was calculated assuming an initial investment made at the market price at the beginning of the reporting period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. The price used to calculate the market price return was the closing price on the NYSE Arca. As of April 30, 2022, the closing price was $55.49.
***	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
****	Amount rounds to less than 0.1%.
34	J.P. Morgan Exchange-Traded Funds	April 30, 2022

AVERAGE ANNUAL TOTAL RETURNS AS OF April 30, 2022

	INCEPTION DATE	SIX MONTHS*	1 YEAR	SINCE INCEPTION
JPMorgan Carbon Transition U.S. Equity ETF
Net Asset Value	December 9, 2020	(10.31)%	0.12%	10.25%
Market Price		(10.41)%	0.06%	10.18%

*	Not annualized.
LIFE OF FUND PERFORMANCE (12/9/20 TO 4/30/22)

The performance quoted is past performance and is not a guarantee of future results. Exchange-traded funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-844-457-6383.
Fund commenced operations on December 9, 2020.
The graph illustrates comparative performance for $10,000 invested in shares of the JPMorgan Carbon Transition U.S. Equity ETF, the JPMorgan Asset Management Carbon Transition U.S. Equity Index and the Russell 1000 Index from December 9, 2020 to April 30, 2022. The performance of the Fund reflects the deduction of Fund expenses and assumes reinvestment of all dividends and capital gain distributions, if any. The performance of the JPMorgan Asset Management Carbon Transition U.S. Equity Index and Russell 1000 Index does not reflect the deduction of expenses associated with an exchange-traded fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the Index, if applicable. The JPMorgan Asset Management Carbon Transition U.S. Equity Index is a rules-based, proprietary index built to achieve a meaningful reduction in carbon intensity without relying on exclusions or sector deviations. It is a proprietary index designed to reflect the performance of a subset of the U.S. large and midcap companies in developed markets that, based on the index rules, are determined to be best positioned to benefit from a transition to a low-carbon economy. The Russell 1000 Index is a market capitalization-weighted index, which measures the performance of the 1,000 largest companies in the Russell 3000 Index. Investors cannot invest directly in an index.
Performance shown in this section does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on gains resulting from redemption or sale of Fund shares.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

April 30, 2022	J.P. Morgan Exchange-Traded Funds	35

JPMorgan Climate Change Solutions ETF
FUND COMMENTARY
FOR THE PERIOD December 13, 2021 (FUND INCEPTION) THROUGH April 30, 2022 (Unaudited)
REPORTING PERIOD RETURN:
Net Asset Value *	(21.24)%
Market Price **	(21.16)%
MSCI ACWI Index (net total return)	(11.17)%
Net Assets as of 4/30/2022	$20,779,859
Fund Ticker	TEMP
INVESTMENT OBJECTIVE***
The JPMorgan Climate Change Solutions ETF (the “Fund”) seeks to achieve long-term capital appreciation by investing in companies that the adviser believes are developing solutions to address climate change.
INVESTMENT APPROACH
The Fund invests primarily in common stocks and depositary receipts that are currently, or in the process of, providing solutions to address climate change, or implementing business practices in response to climate change. The Fund uses a "thematic" investment approach that seeks to identify and invest in companies that are relevant to climate change solutions and selects companies within key sub-themes, including sustainable transportation, sustainable construction, sustainable food and water, renewable energy, recycling and re-use.
HOW DID THE FUND PERFORM?
For the period from inception on December 13, 2021 to April 30, 2022, the Fund provided negative absolute return and underperformed the MSCI All Cap World Index (the “Index”).
Overall, the Fund’s exposure to growth stocks, which generally underperformed value stocks during the period, and its holdings of stock in companies most exposed to rising global supply chain costs were leading detractors from absolute performance.
Relative to the MSCI All Cap World Index, the Fund’s security selection in the industrials and materials sectors and its underweight position in the energy sector were leading detractors from relative performance. The Fund’s overweight positions in the materials and utilities sectors and its underweight position in the information technology sector were leading contributors to performance.
HOW WAS THE FUND POSITIONED?
During the reporting period, the Fund’s largest allocations were to the industrials and materials sectors and the smallest allocations were to the energy and consumer staples sectors.
TOP TEN POSITIONS OF THE PORTFOLIO AS OF April 30, 2022		PERCENT OF TOTAL INVESTMENTS
1.	Deere & Co.	4.1%
2.	Linde plc (United Kingdom)	3.7
3.	Schneider Electric SE	3.6
4.	Weyerhaeuser Co.	3.3
5.	NextEra Energy, Inc.	3.3
6.	Johnson Controls International plc	3.2
7.	Trane Technologies plc	3.2
8.	AGCO Corp.	3.1
9.	Boliden AB (Sweden)	3.1
10.	CNH Industrial NV (United Kingdom)	3.1

PORTFOLIO COMPOSTION BY COUNTRY AS OF April 30, 2022	PERCENT OF TOTAL INVESTMENTS
United States	44.7%
United Kingdom	8.1
Sweden	5.7
Netherlands	5.3
Switzerland	4.5
Spain	4.0
France	4.0
China	3.8
Germany	3.8
Finland	3.3
Japan	2.5
Canada	2.1
Ireland	2.1
Denmark	2.0
Italy	1.9
South Korea	1.6
Norway	0.6

*	The return shown is based on net asset value and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America. The net asset value was $37.78 as of April 30, 2022.

36	J.P. Morgan Exchange-Traded Funds	April 30, 2022

**	Market price return was calculated assuming an initial investment made at the inception date net asset value, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. The price used to calculate the market price return was the closing price on the NYSE Arca. As of April 30, 2022, the closing price was $37.82.
***	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
April 30, 2022	J.P. Morgan Exchange-Traded Funds	37

JPMorgan Climate Change Solutions ETF
FUND COMMENTARY
FOR THE PERIOD December 13, 2021 (FUND INCEPTION) THROUGH April 30, 2022 (Unaudited) (continued)
TOTAL RETURNS AS OF April 30, 2022

	INCEPTION DATE	CUMULATIVE SINCE INCEPTION
JPMorgan Climate Change Solutions ETF
Net Asset Value	December 13, 2021	(21.24)%
Market Price		(21.16)%
LIFE OF FUND PERFORMANCE (12/13/21 TO 4/30/22)

The performance quoted is past performance and is not a guarantee of future results. Exchange-traded funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-844-457-6383.
Fund commenced operations on December 13, 2021.
The graph illustrates comparative performance for $10,000 invested in shares of the JPMorgan Climate Change Solutions ETF and the MSCI All Country World Index (net total return) from December 13, 2021 to April 30, 2022. The performance of the Fund reflects the deduction of Fund expenses and assumes reinvestment of all dividends and capital gain distributions, if any. The performance of the MSCI All Country World Index (net total return) does not reflect the deduction of expenses associated with an exchange-traded fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the Index, if applicable. The MSCI All Country World Index (net total return) is a free float-adjusted market capitalization-weighted index that is designed to measure the performance of large- and mid- cap stocks in developed and emerging markets. Net total return figures assume the reinvestment of dividends after deduction of withholding tax, applying the maximum rate to nonresident individual investors who do not benefit from double taxation treaties. Investors cannot invest directly in an index.
Performance shown in this section does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on gains resulting from redemption or sale of Fund shares.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

38	J.P. Morgan Exchange-Traded Funds	April 30, 2022

JPMorgan Diversified Return Emerging Markets Equity ETF
FUND COMMENTARY
SIX MONTHS ENDED April 30, 2022 (Unaudited)
REPORTING PERIOD RETURN:
Net Asset Value *	(4.84)%
Market Price **	(5.33)%
JP Morgan Diversified Factor Emerging Markets Equity Index (net total return)	(4.39)%
FTSE Emerging Index (net total return)	(12.14)%
Net Assets as of 4/30/2022	$164,987,400
Fund Ticker	JPEM
INVESTMENT OBJECTIVE***
The JPMorgan Diversified Return Emerging Markets Equity ETF (the “Fund”) seeks investment results that closely correspond, before fees and expenses, to the performance of the JP Morgan Diversified Factor Emerging Markets Equity Index (the “Underlying Index”).
INVESTMENT APPROACH
The Fund is passively managed to the Underlying Index, which provides emerging markets large- and mid-cap equity exposure, diversified across emerging market regions, supersectors and individual securities. The Underlying Index uses a proprietary multi-factor stock selection process that utilizes the following characteristics: value, momentum and quality. The Underlying Index methodology includes quarterly rebalancing.
HOW DID THE FUND PERFORM?
The Fund posted a negative absolute return for the six months ended April 30, 2022, and performed in line with the Underlying Index, before considering differences in the net asset value calculations and foreign exchange pricing between the Underlying Index and the Fund and fees and operating expenses incurred by the Fund. The Fund and the Underlying Index outperformed the FTSE Emerging Index, which is a more traditional market capitalization-weighted index.
From a super-sector perspective, the Fund’s and the Underlying Index’s positions in the industrials and consumer super-sectors were leading detractors from absolute performance, while their positions in the financials super-sector was the sole sector contributor to absolute performance.
From a regional perspective, the Fund’s and the Underlying Index’s positions in Asia Pacific, excluding China, and in China were leading detractors from absolute performance, while their positions in Latin America and in the Europe, Middle East and Africa (EMEA) region were leading contributors to absolute performance.
Relative to the FTSE Emerging Index, the Fund’s and Underlying Index’s multi-factor security selections in the consumer super-sector and their underweight positions in the industrials super-sector were leading contributors to performance, while their multi-factor security selections and underweight positions in financials super-sector were leading detractors from relative performance.
HOW WAS THE FUND POSITIONED?
During the reporting period, the Fund’s and the Underlying Index’s largest allocations were to the banks and telecommunications super-sectors, while their smallest allocations were to the media super-sector and the travel and leisure super-sector. The Fund’s and the Underlying Index’s largest regional allocations were to Asia Pacific, excluding China, and to EMEA and their smallest allocations were to China and Latin America.

April 30, 2022	J.P. Morgan Exchange-Traded Funds	39

JPMorgan Diversified Return Emerging Markets Equity ETF
FUND COMMENTARY
SIX MONTHS ENDED April 30, 2022 (Unaudited) (continued)
TOP TEN POSITIONS OF THE PORTFOLIO AS OF April 30, 2022		PERCENT OF TOTAL INVESTMENTS
1.	Infosys Ltd. (India)	1.8%
2.	Vale SA (Brazil)	1.5
3.	Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan)	1.3
4.	Al Rajhi Bank (Saudi Arabia)	1.2
5.	Reliance Industries Ltd. (India)	1.2
6.	Emirates Telecommunications Group Co. PJSC (United Arab Emirates)	1.0
7.	Petroleo Brasileiro SA (Preference) (Brazil)	0.9
8.	Tata Consultancy Services Ltd. (India)	0.9
9.	Hindustan Unilever Ltd. (India)	0.9
10.	Bank of China Ltd., Class H (China)	0.9

PORTFOLIO COMPOSTION BY COUNTRY AS OF April 30, 2022	PERCENT OF TOTAL INVESTMENTS
China	23.3%
Taiwan	11.3
India	11.1
Brazil	9.4
Saudi Arabia	7.3
South Africa	7.1
Mexico	6.2
Turkey	3.6
Indonesia	3.2
United Arab Emirates	2.9
Thailand	2.5
Malaysia	2.1
Qatar	2.0
Kuwait	2.0
PORTFOLIO COMPOSTION BY COUNTRY AS OF April 30, 2022	PERCENT OF TOTAL INVESTMENTS
Chile	1.4%
Greece	1.1
Others (each less than 1.0%)	3.0
Short-Term Investments	0.5

*	The return shown is based on net asset value and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America. The net asset value was $53.22 as of April 30, 2022.
**	Market price return was calculated assuming an initial investment made at the market price at the beginning of the reporting period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. The price used to calculate the market price return was the closing price on the NYSE Arca. As of April 30, 2022, the closing price was $53.00.
***	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
40	J.P. Morgan Exchange-Traded Funds	April 30, 2022

AVERAGE ANNUAL TOTAL RETURNS AS OF April 30, 2022

	INCEPTION DATE	SIX MONTHS*	1 YEAR	5 YEAR	SINCE INCEPTION
JPMorgan Diversified Return Emerging Markets Equity ETF
Net Asset Value	January 7, 2015	(4.84)%	(3.98)%	4.05%	3.78%
Market Price		(5.33)%	(3.83)%	3.86%	3.73%

*	Not annualized.
LIFE OF FUND PERFORMANCE (1/7/15 TO 4/30/22)

The performance quoted is past performance and is not a guarantee of future results. Exchange-traded funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-844-457-6383.
Fund commenced operations on January 7, 2015.
The graph illustrates comparative performance for $10,000 invested in shares of the JPMorgan Diversified Return Emerging Markets Equity ETF, the JP Morgan Diversified Factor Emerging Markets Equity Index (net total return) and the FTSE Emerging Index (net total return) from January 7, 2015 to April 30, 2022. The performance of the Fund reflects the deduction of Fund expenses and assumes reinvestment of all dividends and capital gain distributions, if any. The performance of the JP Morgan Diversified Factor Emerging Markets Equity Index (net total return) and the FTSE Emerging Index (net total return) does not reflect the deduction of expenses associated with an exchange-traded fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the Index, if applicable. The Fund’s adviser is a sponsor of the JP Morgan Diversified Factor Emerging Markets Equity Index (net total return) and developed the proprietary factors on which the index is based. FTSE Russell, the benchmark administrator, administers, calculates and governs the JP Morgan Diversified Factor Emerging Markets Equity Index (net total return). JP Morgan Diversified Factor Emerging Markets Equity Index (net total return) is comprised of large- and mid- cap equity securities selected from the FTSE Emerging Index (net total return). The index is designed to reflect the performance of emerging market securities representing the following diversified set of factors: value, momentum and quality. The FTSE Emerging Index (net total return) provides investors with a comprehensive means of measuring the performance of the most liquid companies in the emerging markets. Net total return figures assume the reinvestment of dividends after deduction of withholding tax, applying the maximum rate to nonresident individual investors who do not benefit from double taxation treaties. Investors cannot invest directly in an index.
For periods presented prior to November 1, 2019, the date on which a unitary fee structure was adopted, Fund performance reflects the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on gains resulting from redemption or sale of Fund shares.
International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the United States can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

April 30, 2022	J.P. Morgan Exchange-Traded Funds	41

JPMorgan Diversified Return International Equity ETF
FUND COMMENTARY
SIX MONTHS ENDED April 30, 2022 (Unaudited)
REPORTING PERIOD RETURN:
Net Asset Value *	(9.39)%
Market Price **	(9.69)%
JP Morgan Diversified Factor International Equity Index (net total return)	(8.34)%
FTSE Developed ex North America Index (net total return)	(11.94)%
Net Assets as of 4/30/2022	$761,070,541
Fund Ticker	JPIN
INVESTMENT OBJECTIVE***
The JPMorgan Diversified Return International Equity ETF (the “Fund”) seeks investment results that closely correspond, before fees and expenses, to the performance of the JP Morgan Diversified Factor International Equity Index (the “Underlying Index”).
INVESTMENT APPROACH
The Fund is passively managed to the Underlying Index, which is composed of large- and mid- cap equity securities in developed markets outside North America, diversified across sectors, international regions and individual securities. The Underlying Index uses a proprietary multi-factor selection process that utilizes the following characteristics: value, momentum and quality. The Underlying Index methodology includes quarterly rebalancing.
HOW DID THE FUND PERFORM?
The Fund posted a negative absolute performance for the six months ended April 30, 2022, and performed in line with the Underlying Index, before considering the effects of differences in the Fund’s net asset value calculations versus the Underlying Index’s valuation calculations, as well as differences due to specific trading limits, the Fund’s small cash allocation and fees and operating expenses incurred by the Fund. The Fund and the Underlying Index outperformed the FTSE Developed ex North America Index, which is a more traditional market capitalization-weighted index.
From a sector perspective, the Fund’s and the Underlying Index’s positions in the technology and consumer staples sectors were leading detractors from absolute performance, while their positions in the energy and telecommunications sectors were leading contributors to absolute performance.
From a regional perspective, the Fund’s and Underlying Index’s positions in Japan and Europe, excluding the U.K., were leading detractors from absolute performance and no regions contributed to absolute performance.
Relative to the FTSE Developed ex North America Index, the Fund’s and the Underlying Index’s multi-factor security selections in Asia Pacific, excluding Japan, and in Europe, excluding the U.K., were leading contributors to relative performance. The Fund’s and the Underlying Index’s multi-factor security selections in the U.K., and their overweight positions in Japan were leading detractors from relative performance. The Fund’s and the Underlying Index’s multi-factor security selections in the industrials sector and their overweight positions in the utilities sector were leading sector contributors to relative performance, while the Fund’s and the Underlying Index’s multi-factor security selections in the consumer staples and health care sectors were leading detractors from relative performance.
HOW WAS THE FUND POSITIONED?
During the reporting period, the Fund’s and the Underlying Index’s largest allocations were to the consumer staples and utilities sectors, while their smallest allocations were to the energy and telecommunications sectors. By region, the Fund’s and the Underlying Index’s largest allocations were to Japan and their smallest allocations were to Norway.

42	J.P. Morgan Exchange-Traded Funds	April 30, 2022

TOP TEN POSITIONS OF THE PORTFOLIO AS OF April 30, 2022		PERCENT OF TOTAL INVESTMENTS
1.	AstraZeneca plc (United Kingdom)	0.5%
2.	Shell plc (Netherlands)	0.5
3.	GlaxoSmithKline plc	0.5
4.	Diageo plc (United Kingdom)	0.5
5.	NN Group NV (Netherlands)	0.5
6.	SSE plc (United Kingdom)	0.5
7.	Novo Nordisk A/S, Class B (Denmark)	0.4
8.	Naturgy Energy Group SA (Spain)	0.4
9.	Unilever plc (United Kingdom)	0.4
10.	British American Tobacco plc (United Kingdom)	0.4

PORTFOLIO COMPOSTION BY COUNTRY AS OF April 30, 2022	PERCENT OF TOTAL INVESTMENTS
Japan	27.8%
United Kingdom	15.7
Australia	10.4
South Korea	7.1
Sweden	4.3
France	3.9
Hong Kong	3.7
Netherlands	3.0
Germany	2.9
Singapore	2.1
Switzerland	2.0
Italy	2.0
Spain	2.0
Finland	1.9
PORTFOLIO COMPOSTION BY COUNTRY AS OF April 30, 2022	PERCENT OF TOTAL INVESTMENTS
China	1.4%
United States	1.3
Norway	1.1
Others (each less than 1.0%)	5.2
Short-Term Investments	2.2

*	The return shown is based on net asset value and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America. The net asset value was $53.60 as of April 30, 2022.
**	Market price return was calculated assuming an initial investment made at the market price at the beginning of the reporting period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. The price used to calculate the market price return was the closing price on the NYSE Arca. As of April 30, 2022, the closing price was $53.48.
***	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
April 30, 2022	J.P. Morgan Exchange-Traded Funds	43

JPMorgan Diversified Return International Equity ETF
FUND COMMENTARY
SIX MONTHS ENDED April 30, 2022 (Unaudited) (continued)
AVERAGE ANNUAL TOTAL RETURNS AS OF April 30, 2022

	INCEPTION DATE	SIX MONTHS*	1 YEAR	5 YEAR	SINCE INCEPTION
JPMorgan Diversified Return International Equity ETF
Net Asset Value	November 5, 2014	(9.39)%	(9.34)%	3.16%	3.69%
Market Price		(9.69)%	(9.40)%	3.06%	3.66%

*	Not annualized.
LIFE OF FUND PERFORMANCE (11/5/14 TO 4/30/22)

The performance quoted is past performance and is not a guarantee of future results. Exchange-traded funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-844-457-6383.
Fund commenced operations on November 5, 2014.
The graph illustrates comparative performance for $10,000 invested in shares of the JPMorgan Diversified Return International Equity ETF, the JP Morgan Diversified Factor International Equity Index (net total return) and the FTSE Developed ex North America Index (net total return) from November 5, 2014 to April 30, 2022. The performance of the Fund reflects the deduction of Fund expenses and assumes reinvestment of all dividends and capital gain distributions, if any. The performance of the JP Morgan Diversified Factor International Equity Index (net total return) and the FTSE Developed ex North America Index (net total return) does not reflect the deduction of expenses associated with an exchange-traded fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the Index, if applicable. The Fund’s adviser is a sponsor of the JP Morgan Diversified Factor International Equity Index (net total return) and developed the proprietary factors on which the index is based. FTSE Russell, the benchmark administrator, administers, calculates and governs the JP Morgan Diversified Factor International Equity Index (net total return). JP Morgan Diversified Factor International Equity Index (net total return) is comprised of large- and mid- cap equity securities selected from the FTSE Developed ex North America Index (net total return). The index is designed to reflect the performance of stocks representing the following diversified set of factors: value, momentum and quality. The FTSE Developed ex North America Index (net total return) is part of a range of indices designed to help investors benchmark their international investments. The index comprises large- and mid- cap stocks providing coverage of developed markets, excluding the US and Canada. The index is derived from the FTSE Global Equity Index Series (GEIS), which covers 98% of the world's investable market capitalization. Net total return figures assume the reinvestment of dividends after deduction of withholding tax, applying the maximum rate to nonresident individual investors who do not benefit from double taxation treaties. Investors cannot invest directly in an index.
For periods presented prior to November 1, 2019, the date on which a unitary fee structure was adopted, Fund performance reflects the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on gains resulting from redemption or sale of Fund shares.
International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the United States can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

44	J.P. Morgan Exchange-Traded Funds	April 30, 2022

JPMorgan Diversified Return U.S. Equity ETF
FUND COMMENTARY
SIX MONTHS ENDED April 30, 2022 (Unaudited)
REPORTING PERIOD RETURN:
Net Asset Value *	(1.15)%
Market Price **	(1.26)%
JP Morgan Diversified Factor US Equity Index	(1.05)%
Russell 1000 Index	(11.29)%
Net Assets as of 4/30/2022	$555,789,865
Fund Ticker	JPUS
INVESTMENT OBJECTIVE***
The JPMorgan Diversified Return U.S. Equity ETF (the “Fund”) seeks investment results that closely correspond, before fees and expenses, to the performance of the JP Morgan Diversified Factor US Equity Index (the “Underlying Index”).
INVESTMENT APPROACH
The Fund is passively managed to the Underlying Index, which tracks large- and mid-cap equity securities of U.S. companies, diversified across sectors and individual securities. The Underlying Index uses a rules-based proprietary multi-factor selection process that utilizes the following characteristics: value, momentum and quality. The Underlying Index’s methodology includes quarterly rebalancing.
HOW DID THE FUND PERFORM?
The Fund posted a negative absolute performance for the six months ended April 30, 2022, and performed in line with the Underlying Index, before considering operating expenses, fees and tax management of the Fund’s portfolio. Both the Fund and the Underlying Index outperformed the Russell 1000 Index, which is a more traditional market capitalization-weighted index.
The Fund’s and the Underlying Index’s positions in the consumer discretionary and technology sectors were leading detractors from absolute performance, while their positions in the consumer staplers and basic materials sectors were leading contributors to absolute performance.
Relative to the Russell 1000 Index, the Fund’s and the Underlying Index’s overweight positions in the consumer staples and utilities sectors were leading contributors to performance, while their multi-factor security selection in the health care and energy sectors were leading detractors from relative performance.
HOW WAS THE FUND POSITIONED?
During the reporting period, the Fund’s and the Underlying Index’s largest allocations were to the consumer staples and utilities sectors and their smallest allocations were to the energy and telecommunications sectors.
TOP TEN HOLDINGS OF THE PORTFOLIO AS OF April 30, 2022		PERCENT OF TOTAL INVESTMENTS
1.	Olin Corp.	0.5%
2.	Westlake Corp.	0.5
3.	Corteva, Inc.	0.5
4.	Nucor Corp.	0.5
5.	Vistra Corp.	0.5
6.	Eli Lilly & Co.	0.5
7.	Steel Dynamics, Inc.	0.5
8.	Coterra Energy, Inc.	0.4
9.	McKesson Corp.	0.4
10.	Southern Co. (The)	0.4

PORTFOLIO COMPOSTION BY SECTOR AS OF April 30, 2022	PERCENT OF TOTAL INVESTMENTS
Consumer Staples	13.9%
Health Care	12.4
Utilities	11.3
Information Technology	10.7
Materials	10.0
Industrials	8.3
Financials	8.1
Real Estate	8.1
Consumer Discretionary	5.5
Energy	4.8
Communication Services	4.6
Short-Term Investments	2.2

*	The return shown is based on net asset value and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America. The net asset value was $99.25 as of April 30, 2022.
**	Market price return was calculated assuming an initial investment made at the market price at the beginning of the reporting period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. The price used to calculate the market price return was the closing price on the NYSE Arca. As of April 30, 2022, the closing price was $99.17.

April 30, 2022	J.P. Morgan Exchange-Traded Funds	45

JPMorgan Diversified Return U.S. Equity ETF
FUND COMMENTARY
SIX MONTHS ENDED April 30, 2022 (Unaudited) (continued)

***	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
46	J.P. Morgan Exchange-Traded Funds	April 30, 2022

AVERAGE ANNUAL TOTAL RETURNS AS OF April 30, 2022

	INCEPTION DATE	SIX MONTHS*	1 YEAR	5 YEAR	SINCE INCEPTION
JPMorgan Diversified Return U.S. Equity ETF
Net Asset Value	September 29, 2015	(1.15)%	6.42%	11.44%	12.87%
Market Price		(1.26)%	6.30%	11.41%	12.86%

*	Not annualized.
LIFE OF FUND PERFORMANCE (9/29/15 TO 4/30/22)

The performance quoted is past performance and is not a guarantee of future results. Exchange-traded funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-844-457-6383.
Fund commenced operations on September 29, 2015.
The graph illustrates comparative performance for $10,000 invested in shares of the JPMorgan Diversified Return U.S. Equity ETF, the JP Morgan Diversified Factor US Equity Index, and the Russell 1000 Index from September 29, 2015 to April 30, 2022. The performance of the Fund reflects the deduction of Fund expenses and assumes reinvestment of all dividends and capital gain distributions, if any. The performance of the JP Morgan Diversified Factor US Equity Index and Russell 1000 Index  does not reflect the deduction of expenses associated with an exchange-traded fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the Index, if applicable. The Fund’s adviser is a sponsor of the JP Morgan Diversified Factor US Equity Index and developed the proprietary factors on which the index is based. FTSE Russell, the benchmark administrator, administers, calculates and governs the JP Morgan Diversified Factor US Equity Index. JP Morgan Diversified Factor US Equity Index is comprised of U.S. large and mid-cap equity securities selected from the constituents of the Russell 1000 Index. The index is designed to reflect the performance of stocks representing the following diversified set of factors: value, momentum and quality. The Russell 1000 Index is a market capitalization-weighted index, which measures the performance of the 1,000 largest companies in the Russell 3000 Index. Investors cannot invest directly in an index.
For periods presented prior to November 1, 2019, the date on which a unitary fee structure was adopted, Fund performance reflects the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on gains resulting from redemption or sale of Fund shares.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

April 30, 2022	J.P. Morgan Exchange-Traded Funds	47

JPMorgan Diversified Return U.S. Mid Cap Equity ETF
FUND COMMENTARY
SIX MONTHS ENDED April 30, 2022 (Unaudited)
REPORTING PERIOD RETURN:
Net Asset Value *	(3.68)%
Market Price **	(3.80)%
JP Morgan Diversified Factor US Mid Cap Equity Index	(3.56)%
Russell Midcap Index	(12.54)%
Net Assets as of 4/30/2022	$246,644,357
Fund Ticker	JPME
INVESTMENT OBJECTIVE***
The JPMorgan Diversified Return U.S. Mid Cap Equity ETF (the “Fund”) seeks investment results that closely correspond, before fees and expenses, to the performance of the JP Morgan Diversified Factor US Mid Cap Equity Index (the “Underlying Index”).
INVESTMENT APPROACH
The Fund is passively managed to the Underlying Index, which tracks mid-cap equity securities of U.S. companies, diversified across sectors and individual securities. The Underlying Index uses a proprietary multi-factor selection process that utilizes the following characteristics: value, momentum and quality. The Underlying Index’s methodology includes quarterly rebalancing.
HOW DID THE FUND PERFORM?
The Fund posted a negative absolute performance for the six months ended April 30, 2022, and performed in line with the Underlying Index, before considering operating expenses, fees and tax management of the Fund’s portfolio. The Fund and the Underlying Index outperformed the Russell Midcap Index, which is a more traditional market capitalization-weighted index.
The Fund’s and the Underlying Index’s positions the health care and technology sectors were leading detractors from absolute performance. The Fund’s and the Underlying Index’s positions in the basic materials and energy sectors were leading contributors to absolute performance.
Relative to the Russell Midcap Index, the Fund’s and the Underlying Index’s overweight positions in the consumer staples and basic materials sectors were leading contributors to performance, while their multi-factor security selections in the consumer staples sector and their overweight positions in the telecommunications sector were leading detractors from relative performance.
HOW WAS THE FUND POSITIONED?
During the reporting period, the Fund’s and the Underlying Index’s largest allocations were to the health care and industrials sector and their smallest allocations were to the telecommunications and energy sectors.
TOP TEN HOLDINGS OF THE PORTFOLIO AS OF April 30, 2022		PERCENT OF TOTAL INVESTMENTS
1.	Chemours Co. (The)	0.5%
2.	Olin Corp.	0.5
3.	Westlake Corp.	0.5
4.	Corteva, Inc.	0.4
5.	Vistra Corp.	0.4
6.	Nucor Corp.	0.4
7.	Steel Dynamics, Inc.	0.4
8.	Coterra Energy, Inc.	0.4
9.	McKesson Corp.	0.4
10.	Ashland Global Holdings, Inc.	0.4

PORTFOLIO COMPOSTION BY SECTOR AS OF April 30, 2022	PERCENT OF TOTAL INVESTMENTS
Health Care	11.4%
Industrials	10.7
Consumer Staples	10.3
Utilities	10.3
Technology	9.8
Basic Materials	9.5
Real Estate	9.1
Financials	8.8
Consumer Discretionary	7.5
Energy	5.6
Telecommunications	3.8
Short-Term Investments	3.1

*	The return shown is based on net asset value and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America. The net asset value was $88.09 as of April 30, 2022.
**	Market price return was calculated assuming an initial investment made at the market price at the beginning of the reporting period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. The price used to calculate the market price return was the closing price on the NYSE Arca. As of April 30, 2022, the closing price was $88.04.

48	J.P. Morgan Exchange-Traded Funds	April 30, 2022

***	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
April 30, 2022	J.P. Morgan Exchange-Traded Funds	49

JPMorgan Diversified Return U.S. Mid Cap Equity ETF
FUND COMMENTARY
SIX MONTHS ENDED April 30, 2022 (Unaudited) (continued)
AVERAGE ANNUAL TOTAL RETURNS AS OF April 30, 2022

	INCEPTION DATE	SIX MONTHS*	1 YEAR	5 YEAR	SINCE INCEPTION
JPMorgan Diversified Return U.S. Mid Cap Equity ETF
Net Asset Value	May 11, 2016	(3.68)%	3.32%	10.47%	11.64%
Market Price		(3.80)%	3.21%	10.45%	11.63%

*	Not annualized.
LIFE OF FUND PERFORMANCE (5/11/16 TO 4/30/22)

The performance quoted is past performance and is not a guarantee of future results. Exchange-traded funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-844-457-6383.
Fund commenced operations on May 11, 2016.
The graph illustrates comparative performance for $10,000 invested in shares of the JPMorgan Diversified Return U.S. Mid Cap Equity ETF, JP Morgan Diversified Factor US Mid Cap Equity Index and the Russell Midcap Index from May 11, 2016 to April 30, 2022. The performance of the Fund reflects the deduction of Fund expenses and assumes reinvestment of all dividends and capital gain distributions, if any. The performance of the JP Morgan Diversified Factor US Mid Cap Equity Index and Russell Midcap Index does not reflect the deduction of expenses associated with an exchange-traded fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the Index, if applicable. The Fund’s adviser is a sponsor of the JP Morgan Diversified Factor US Mid Cap Equity Index and developed the proprietary factors on which the index is based. FTSE Russell, the benchmark administrator, administers, calculates and governs the JP Morgan Diversified Factor US Mid Cap Equity Index. The JP Morgan Diversified Factor US Mid Cap Equity Index is comprised of U.S. mid-cap equity securities selected from the Russell Midcap Index. The index is designed to reflect the performance of stocks representing the following diversified set of factors: value, momentum and quality. The Russell Midcap Index is a market capitalization-weighted index which measures the performance of the 800 smallest companies in the Russell 1000 Index. Investors cannot invest directly in an index.
For periods presented prior to November 1, 2019, the date on which a unitary fee structure was adopted, Fund performance reflects the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on gains resulting from redemption or sale  of Fund shares.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

50	J.P. Morgan Exchange-Traded Funds	April 30, 2022

JPMorgan Diversified Return U.S. Small Cap Equity ETF
FUND COMMENTARY
SIX MONTHS ENDED April 30, 2022 (Unaudited)
REPORTING PERIOD RETURN:
Net Asset Value *	(9.70)%
Market Price **	(9.89)%
JP Morgan Diversified Factor US Small Cap Equity Index	(9.61)%
Russell 2000 Index	(18.38)%
Net Assets as of 4/30/2022	$200,637,978
Fund Ticker	JPSE
INVESTMENT OBJECTIVE***
The JPMorgan Diversified Return U.S. Small Cap Equity ETF (the “Fund”) seeks investment results that closely correspond, before fees and expenses, to the performance of the JP Morgan Diversified Factor US Small Cap Equity Index (the “Underlying Index”).
INVESTMENT APPROACH
The Fund is passively managed to the Underlying Index, which tracks small cap equity securities of U.S. companies, diversified across sectors and individual securities. The Underlying Index uses a proprietary multi-factor selection process that utilizes the following characteristics: value, momentum and quality. The Underlying Index’s methodology includes quarterly rebalancing.
HOW DID THE FUND PERFORM?
The Fund posted a negative absolute performance for the six months ended April 30, 2022, and performed in line with the Underlying Index, before considering operating expenses, fees and tax management of the Fund’s portfolio. Both the Fund and the Underlying Index outperformed the Russell 2000 Index, which is a more traditional market capitalization-weighted index.
The Fund’s and the Underlying Index’s positions in the health care and technology sectors were leading detractors from absolute performance, while their positions in the energy and utilities sectors were leading contributors to absolute performance.
Relative to the Russell 2000 Index, the Fund’s and the Underlying Index’s multi-factor security selections and underweight positions in the health care sector were leading contributors to performance, while their multi-factor security selections in the real estate sector and their underweight positions in the industrials sector were leading detractors from relative performance.
HOW WAS THE FUND POSITIONED?
During the reporting period, the Fund’s and the Underlying Index’s largest allocations were to the financials and technology sectors and their smallest allocations were to the utilities and telecommunications sectors.
TOP TEN HOLDINGS OF THE PORTFOLIO AS OF April 30, 2022		PERCENT OF TOTAL INVESTMENTS
1.	Antero Resources Corp.	0.4%
2.	CONSOL Energy, Inc.	0.4
3.	US Silica Holdings, Inc.	0.4
4.	Lantheus Holdings, Inc.	0.4
5.	Abercrombie & Fitch Co., Class A	0.4
6.	CNX Resources Corp.	0.3
7.	Dillard's, Inc., Class A	0.3
8.	Southwest Gas Holdings, Inc.	0.3
9.	PS Business Parks, Inc.	0.3
10.	Plantronics, Inc.	0.3

PORTFOLIO COMPOSTION BY SECTOR AS OF April 30, 2022	PERCENT OF TOTAL INVESTMENTS
Technology	10.6%
Industrials	10.2
Financials	10.1
Health Care	9.6
Real Estate	9.5
Basic Materials	9.1
Consumer Staples	8.7
Consumer Discretionary	7.6
Energy	6.9
Telecommunications	5.1
Utilities	4.9
Short-Term Investments	7.6

*	The return shown is based on net asset value and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America. The net asset value was $40.53 as of April 30, 2022.
**	Market price return was calculated assuming an initial investment made at the market price at the beginning of the reporting period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. The price used to calculate the market price return was the closing price on the NYSE Arca. As of April 30, 2022, the closing price was $40.48.

April 30, 2022	J.P. Morgan Exchange-Traded Funds	51

JPMorgan Diversified Return U.S. Small Cap Equity ETF
FUND COMMENTARY
SIX MONTHS ENDED April 30, 2022 (Unaudited) (continued)

***	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
52	J.P. Morgan Exchange-Traded Funds	April 30, 2022

AVERAGE ANNUAL TOTAL RETURNS AS OF April 30, 2022

	INCEPTION DATE	SIX MONTHS*	1 YEAR	5 YEAR	SINCE INCEPTION
JPMorgan Diversified Return U.S. Small Cap Equity ETF
Net Asset Value	November 15, 2016	(9.70)%	(4.54)%	9.70%	10.52%
Market Price		(9.89)%	(4.61)%	9.64%	10.50%

*	Not annualized.
LIFE OF FUND PERFORMANCE (11/15/16 TO 4/30/22)

The performance quoted is past performance and is not a guarantee of future results. Exchange-traded funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-844-457-6383.
Fund commenced operations on November 15, 2016.
The graph illustrates comparative performance for $10,000 invested in shares of the JPMorgan Diversified Return U.S. Small Cap Equity ETF, the JP Morgan Diversified Factor US Small Cap Equity Index and the Russell 2000 Index from November 15, 2016 to April 30, 2022. The performance of the Fund reflects the deduction of Fund expenses and assumes reinvestment of all dividends and capital gain distributions, if any. The performance of the JP Morgan Diversified Factor US Small Cap Equity Index and Russell 2000 Index does not reflect the deduction of expenses associated with an exchange-traded fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the Index, if applicable. The Fund’s adviser is a sponsor of the JP Morgan Diversified Factor US Small Cap Equity Index and developed the proprietary factors on which the index is based. FTSE Russell, the benchmark administrator, administers, calculates and governs the JP Morgan Diversified Factor US Small Cap Equity Index. The JP Morgan Diversified Factor US Small Cap Equity Index is comprised of U.S. large- and mid-cap equity securities are selected from the Russell 2000 Index. The index is designed to reflect the performance of stocks representing the following diversified set of factors: value, momentum and quality. The Russell 2000 Index is an unmanaged index, measuring performance of the 2000 smallest stocks (on the basis of capitalization) in the Russell 3000 Index. Investors cannot invest directly in an index.
For periods presented prior to November 1, 2019, the date on which a unitary fee structure was adopted, Fund performance reflects the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on gains resulting from redemption or sale of Fund shares.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

April 30, 2022	J.P. Morgan Exchange-Traded Funds	53

JPMorgan International Growth ETF
FUND COMMENTARY
SIX MONTHS ENDED April 30, 2022 (Unaudited)
REPORTING PERIOD RETURN:
Net Asset Value *	(28.18)%
Market Price **	(28.56)%
MSCI ACWI ex USA Growth Index (net total return)	(18.00)%
Net Assets as of 4/30/2022	$58,826,196
Fund Ticker	JIG
INVESTMENT OBJECTIVE***
The JPMorgan International Growth ETF (the “Fund”) seeks long term capital appreciation.
INVESTMENT APPROACH
The Fund employs a fundamental bottom-up approach that seeks to identify companies with strong growth and quality characteristics. The Fund invests primarily in equity securities of foreign companies
HOW DID THE FUND PERFORM?
For the six months ended April 30, 2022, the Fund underperformed the MSCI ACWI ex USA Growth Index (the “Benchmark”).
Relative to the Benchmark, the Fund’s security selection in the information technology and health care sectors was a leading detractor from performance, while the Fund’s security selection in the consumer staples sector was the sole sector contributor to relative performance.
Leading individual detractors from relative performance included the Fund’s overweight positions in Sea Ltd. and Delivery Hero SE, and its out-of-Benchmark position in EPAM Systems Inc. Shares of Sea, a Singapore-based digital entertainment provider, fell after Tencent Holdings Ltd. reduced its stake in the company to about 19% from 21%. Shares of Delivery Hero, a German food ordering service, fell after the company forecast breakeven results for its food delivery business in the first half of 2022. Shares of EPAM Systems, a global provider of software development and digital platform services that largely operates from Belarus, fell after the company withdrew its earnings forecasts due to uncertainty about its exposure to Ukraine.
Leading individual contributors to relative performance included the Fund’s overweight positions in Novo Nordisk A/S, Nestle SA and Diageo PLC. Shares of Novo Nordisk, a Danish pharmaceuticals company, rose after the company reported better-than-expected earnings and sales for the fourth quarter of 2021. Shares of Nestle, a Switzerland-based foods and beverages manufacturer, rose after the company reported better-than-expected results for 2021. Shares of Diageo, a U.K. distilled spirits maker, rose in January 2022 after the company reported better-than-expects earnings and sales for the final six months of 2021.
HOW WAS THE FUND POSITIONED?
During the reporting period, the Fund’s largest allocations were to the information technology and health care sectors and the smallest allocations were to the real estate and utilities sectors. The Fund had no positions in the energy sector.

54	J.P. Morgan Exchange-Traded Funds	April 30, 2022

TOP TEN POSITIONS OF THE PORTFOLIO AS OF April 30, 2022		PERCENT OF TOTAL INVESTMENTS
1.	Nestle SA (Registered) (Switzerland)	4.8%
2.	Taiwan Semiconductor Manufacturing Co. Ltd., ADR (Taiwan)	4.8
3.	ASML Holding NV (Netherlands)	4.0
4.	Roche Holding AG (Switzerland)	3.8
5.	Tencent Holdings Ltd. (China)	3.7
6.	Novo Nordisk A/S, Class B (Denmark)	3.7
7.	LVMH Moet Hennessy Louis Vuitton SE (France)	3.6
8.	Diageo plc (United Kingdom)	3.4
9.	L'Oreal SA (France)	2.8
10.	AIA Group Ltd. (Hong Kong)	2.8

PORTFOLIO COMPOSTION BY COUNTRY AS OF April 30, 2022	PERCENT OF TOTAL INVESTMENTS
United Kingdom	12.9%
Switzerland	12.2
Japan	11.1
China	7.8
Netherlands	6.7
Denmark	6.4
France	6.4
Hong Kong	5.8
Taiwan	5.7
Germany	5.2
Canada	3.3
Sweden	3.0
United States	2.6
Indonesia	1.7
PORTFOLIO COMPOSTION BY COUNTRY AS OF April 30, 2022	PERCENT OF TOTAL INVESTMENTS
Singapore	1.5%
Brazil	1.1
South Africa	1.0
India	1.0
Australia	1.0
South Korea	0.8
Short-Term Investments	2.8

*	The return shown is based on net asset value and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America. The net asset value was $56.02 as of April 30, 2022.
**	Market price return was calculated assuming an initial investment made at the market price at the beginning of the reporting period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. The price used to calculate the market price return was the closing price on the NYSE Arca. As of April 30, 2022, the closing price was $55.95.
***	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
April 30, 2022	J.P. Morgan Exchange-Traded Funds	55

JPMorgan International Growth ETF
FUND COMMENTARY
SIX MONTHS ENDED April 30, 2022 (Unaudited) (continued)
AVERAGE ANNUAL TOTAL RETURNS AS OF April 30, 2022

	INCEPTION DATE	SIX MONTHS*	1 YEAR	SINCE INCEPTION
JPMorgan International Growth ETF
Net Asset Value	May 20, 2020	(28.18)%	(24.53)%	4.84%
Market Price		(28.56)%	(24.49)%	4.77%

*	Not annualized.
LIFE OF FUND PERFORMANCE (5/20/20 TO 4/30/22)

The performance quoted is past performance and is not a guarantee of future results. Exchange-traded funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-844-457-6383.
Fund commenced operations on May 20, 2020.
The graph illustrates comparative performance for $10,000 invested in shares of the JPMorgan International Growth ETF and the MSCI ACWI ex USA Growth Index (net total return) from May 20, 2020 to April 30, 2022. The performance of the Fund reflects the deduction of Fund expenses and assumes reinvestment of all dividends and capital gain distributions, if any. The performance of the MSCI ACWI ex USA Growth Index (net total return) does not reflect the deduction of expenses associated with an exchange-traded fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmarks, if applicable. The MSCI ACWI ex USA Growth Index (net total return) is a free float-adjusted market capitalization-weighted index that is designed to measure the performance of growth-oriented large- and mid- cap stocks in developed  and emerging markets, excluding the U.S. Net total return figures assume the reinvestment of dividends after deduction of withholding tax, applying the maximum rate to nonresident individual investors who do not benefit from double taxation treaties. Investors cannot invest directly in an index.
Performance shown in this section does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on gains resulting from redemption or sale of Fund shares.
International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the United States can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

56	J.P. Morgan Exchange-Traded Funds	April 30, 2022

JPMorgan U.S. Dividend ETF
FUND COMMENTARY
SIX MONTHS ENDED April 30, 2022 (Unaudited)
REPORTING PERIOD RETURN:
Net Asset Value *	4.83%
Market Price **	4.36%
JP Morgan US Dividend Index	4.91%
Russell 1000 Index	(3.94)%
Russell 1000 Value Index	(11.29)%
Net Assets as of 4/30/2022	$63,927,522
Fund Ticker	JDIV
INVESTMENT OBJECTIVE***
The JPMorgan U.S. Dividend ETF (the “Fund”) seeks investment results that closely correspond, before fees and expenses, to the performance of the JP Morgan US Dividend Index (the “Underlying Index”).
INVESTMENT APPROACH
The Fund is passively managed to the Underlying Index, which consists of large- and mid-cap U.S. equity securities selected to provide exposure to the highest dividend yielding sectors on a risk adjusted basis. The Underlying Index uses a proprietary selection process that seeks to identify companies within each sector that have higher dividend yields over a rolling twelve month period. Within each sector, individual equity securities are also weighted to diversify risk. The Underlying Index’s methodology includes quarterly rebalancing.
HOW DID THE FUND PERFORM?
The Fund posted a positive absolute performance for the six months ended April 30, 2022 and performed in line with the Underlying Index, before considering operating expenses, fees and tax management of the Fund’s portfolio. The Fund and the Underlying Index outperformed both the Russell 1000 Value Index and the Russell 1000 Index, which are more traditional market capitalization- weighted indexes.
On an absolute basis, the Fund’s and the Underlying Index’s positions in the consumer staples and utilities sectors were leading contributors to performance, while their positions in the telecommunications and financials sectors were leading detractors from absolute performance.
Relative to the Russell 1000 Value Index, the Fund’s and the Underlying Index’s overweight positions in the utilities and consumer staples sectors were leading contributors to performance, while their security selections in the energy and telecommunications sectors were leading detractors from relative performance.
HOW WAS THE FUND POSITIONED?
During the reporting period, the Fund’s and the Underlying Index’s largest allocations were to the utilities and consumer staples sectors and their smallest allocations were to the consumer discretionary and energy sectors.
TOP TEN HOLDINGS OF THE PORTFOLIO AS OF April 30, 2022		PERCENT OF TOTAL INVESTMENTS
1.	Valero Energy Corp.	0.8%
2.	Olin Corp.	0.7
3.	Dow, Inc.	0.7
4.	Vistra Corp.	0.7
5.	Steel Dynamics, Inc.	0.7
6.	International Paper Co.	0.7
7.	Southern Co. (The)	0.7
8.	Bristol-Myers Squibb Co.	0.6
9.	Archer-Daniels-Midland Co.	0.6
10.	Kimberly-Clark Corp.	0.6

PORTFOLIO COMPOSTION BY SECTOR AS OF April 30, 2022	PERCENT OF TOTAL INVESTMENTS
Utilities	17.9%
Consumer Staples	16.7
Materials	9.9
Information Technology	9.3
Health Care	9.2
Real Estate	8.1
Financials	7.3
Industrials	5.6
Energy	5.2
Communication Services	4.6
Consumer Discretionary	4.1
Short-Term Investments	1.9

April 30, 2022	J.P. Morgan Exchange-Traded Funds	57

JPMorgan U.S. Dividend ETF
FUND COMMENTARY
SIX MONTHS ENDED April 30, 2022 (Unaudited) (continued)

*	The return shown is based on net asset value and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America. The net asset value was $33.65 as of April 30, 2022.
**	Market price return was calculated assuming an initial investment made at the market price at the beginning of the reporting period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. The price used to calculate the market price return was the closing price on the NYSE Arca. As of April 30, 2022, the closing price was $33.53.
***	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
58	J.P. Morgan Exchange-Traded Funds	April 30, 2022

AVERAGE ANNUAL TOTAL RETURNS AS OF April 30, 2022

	INCEPTION DATE	SIX MONTHS*	1 YEAR	SINCE INCEPTION
JPMorgan U.S. Dividend ETF
Net Asset Value	November 8, 2017	4.83%	7.15%	10.69%
Market Price		4.36%	6.86%	10.60%

*	Not annualized.
LIFE OF FUND PERFORMANCE (11/8/17 TO 4/30/22)

The performance quoted is past performance and is not a guarantee of future results. Exchange-traded funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-844-457-6383.
Fund commenced operations on November 8, 2017.
The graph illustrates comparative performance for $10,000 invested in shares of the JPMorgan U.S. Dividend ETF, the JP Morgan US Dividend Index, the Russell 1000 Index and the Russell 1000 Value Index from November 8, 2017 to April 30, 2022. The performance of the Fund reflects the deduction of Fund expenses and assumes reinvestment of all dividends and capital gain distributions, if any. The performance of the JP Morgan US Dividend Index, Russell 1000 Index and Russell 1000 Value Index does not reflect the deduction of expenses associated with an exchange-traded fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the Index, if applicable. The Fund’s adviser is a sponsor of the JP Morgan US Dividend Index and developed the proprietary factors on which the index is based. FTSE International Limited, the benchmark administrator, administers, calculates and governs the JP Morgan US Dividend Index. The JP Morgan US Dividend Index contains U.S. large- and mid-cap equity securities from the Russell 1000 Index using a rules-based factor selection process. The Underlying Index is designed to provide exposure to the highest dividend yielding sectors on a risk adjusted basis, meaning that the index will establish sector weights by considering both the yield of the sector and the relative volatility of sector returns. The Russell 1000 Index is a market capitalization-weighted index, which measures the performance of the 1,000 largest companies in the Russell 3000 Index. The Russell 1000 Value Index is an unmanaged index measuring the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. Investors cannot invest directly in an index.
For periods presented prior to November 1, 2019, the date on which a unitary fee structure was adopted, Fund performance reflects the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on gains resulting from redemption or sale of Fund shares.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

April 30, 2022	J.P. Morgan Exchange-Traded Funds	59

JPMorgan U.S. Minimum Volatility ETF
FUND COMMENTARY
SIX MONTHS ENDED April 30, 2022 (Unaudited)
REPORTING PERIOD RETURN:
Net Asset Value *	1.96%
Market Price **	1.82%
JP Morgan US Minimum Volatility Index	2.07%
Russell 1000 Index	(11.29)%
Net Assets as of 4/30/2022	$29,607,429
Fund Ticker	JMIN
INVESTMENT OBJECTIVE***
The JPMorgan U.S. Minimum Volatility ETF (the “Fund”) seeks investment results that closely correspond, before fees and expenses, to the performance of the JP Morgan US Minimum Volatility Index (the “Underlying Index”).
INVESTMENT APPROACH
The Fund is passively managed to the Underlying Index, which consists of large- and mid-cap U.S. equity securities and is designed so that it targets lower volatility than the Russell 1000 Index. The Underlying Index is designed to distribute risk among sectors and stocks in order to seek to minimize the overall portfolio volatility based upon the parameters of the rules-based process. The Underlying Index’s methodology includes quarterly rebalancing.
HOW DID THE FUND PERFORM?
The Fund posted a positive absolute return for the six months ended April 30, 2022 and performed in line with the Underlying Index, before considering operating expenses, fees and tax management of the Fund’s portfolio. The Fund and the Underlying Index outperformed the Russell 1000 Index, which is a more traditional market capitalization-weighted equity index.
In terms of absolute performance, the Fund’s and the Underlying Index’s positions in the consumer staples and utilities sectors were leading contributors to performance, while their positions in the health care and telecommunications sectors were leading detractors from absolute performance.
Relative to the Russell 1000 Index, the Fund’s and the Underlying Index’s overweight positions in the consumer staples and utilities sectors were leading contributors to performance, while their security selections in the basic materials and energy sectors were leading detractors from relative performance.
HOW WAS THE FUND POSITIONED?
During the reporting period, the Fund’s and the Underlying Index’s largest allocations were to the consumer staples and health care sectors and their smallest allocations were to the real estate and basic materials sectors.
TOP TEN HOLDINGS OF THE PORTFOLIO AS OF April 30, 2022		PERCENT OF TOTAL INVESTMENTS
1.	Microsoft Corp.	0.7%
2.	Eli Lilly & Co.	0.7
3.	Johnson & Johnson	0.7
4.	Bristol-Myers Squibb Co.	0.7
5.	McKesson Corp.	0.7
6.	Coterra Energy, Inc.	0.7
7.	Walmart, Inc.	0.7
8.	Merck & Co., Inc.	0.7
9.	Archer-Daniels-Midland Co.	0.7
10.	Procter & Gamble Co. (The)	0.7

PORTFOLIO COMPOSTION BY SECTOR AS OF April 30, 2022	PERCENT OF TOTAL INVESTMENTS
Health Care	21.5%
Consumer Staples	19.9
Utilities	17.5
Information Technology	8.0
Materials	6.0
Real Estate	5.1
Financials	5.0
Energy	4.7
Industrials	4.5
Consumer Discretionary	3.7
Communication Services	3.2
Short-Term Investments	0.8

*	The return shown is based on net asset value and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America. The net asset value was $37.01 as of April 30, 2022.
**	Market price return was calculated assuming an initial investment made at the market price at the beginning of the reporting period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. The price used to calculate the market price return was the closing price on the NYSE Arca. As of April 30, 2022, the closing price was $36.99.

60	J.P. Morgan Exchange-Traded Funds	April 30, 2022

***	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
April 30, 2022	J.P. Morgan Exchange-Traded Funds	61

JPMorgan U.S. Minimum Volatility ETF
FUND COMMENTARY
SIX MONTHS ENDED April 30, 2022 (Unaudited) (continued)
AVERAGE ANNUAL TOTAL RETURNS AS OF April 30, 2022

	INCEPTION DATE	SIX MONTHS*	1 YEAR	SINCE INCEPTION
JPMorgan U.S. Minimum Volatility ETF
Net Asset Value	November 8, 2017	1.96%	8.12%	11.54%
Market Price		1.82%	8.06%	11.52%

*	Not annualized.
LIFE OF FUND PERFORMANCE (11/8/17 TO 4/30/22)

The performance quoted is past performance and is not a guarantee of future results. Exchange-traded funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-844-457-6383.
Fund commenced operations on November 8, 2017.
The graph illustrates comparative performance for $10,000 invested in shares of the JPMorgan U.S. Minimum Volatility ETF, the JP Morgan US Minimum Volatility Index and the Russell 1000 Index from November 8, 2017 to April 30, 2022. The performance of the Fund reflects the deduction of Fund expenses and assumes reinvestment of all dividends and capital gain distributions, if any. The performance of the JP Morgan US Minimum Volatility Index and Russell 1000 Index does not reflect the deduction of expenses associated with an exchange-traded fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the Index, if applicable. The Fund’s adviser is a sponsor of the JP Morgan US Minimum Volatility Index and developed the proprietary factors on which the index is based. FTSE International Limited, the benchmark administrator, administers, calculates and governs the JP Morgan US Minimum Volatility Index. The JP Morgan US Minimum Volatility Index contains U.S. large- and mid-cap equity securities selected from the Russell 1000 Index, using a rules-based factor selection process. The Underlying Index is designed to distribute risk among sectors and stocks in order to seek to minimize the overall portfolio volatility based upon the parameters of the rules-based process. The Russell 1000 Index is a market capitalization-weighted index, which measures the performance of the 1,000 largest companies in the Russell 3000 Index. Investors cannot invest directly in an index.
For periods presented prior to November 1, 2019, the date on which a unitary fee structure was adopted, Fund performance reflects the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on gains resulting from redemption or sale of Fund shares.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

62	J.P. Morgan Exchange-Traded Funds	April 30, 2022

JPMorgan U.S. Momentum Factor ETF
FUND COMMENTARY
SIX MONTHS ENDED April 30, 2022 (Unaudited)
REPORTING PERIOD RETURN:
Net Asset Value *	(16.17)%
Market Price **	(16.22)%
JP Morgan US Momentum Factor Index	(16.14)%
Russell 1000 Index	(17.84)%
Russell 1000 Growth Index	(11.29)%
Net Assets as of 4/30/2022	$244,924,366
Fund Ticker	JMOM
INVESTMENT OBJECTIVE***
The JPMorgan U.S. Momentum Factor ETF (the “Fund”) seeks investment results that closely correspond, before fees and expenses, to the performance of the JP Morgan US Momentum Factor Index (the “Underlying Index”).
INVESTMENT APPROACH
The Fund is passively managed to the Underlying Index, which tracks large- and mid-cap U.S. securities selected to represent positive momentum factor characteristics. The Underlying Index uses a proprietary selection process that utilizes a momentum factor to identify companies that have higher risk-adjusted returns relative to those of their sector peers over a twelve month period. The Underlying Index’s methodology includes quarterly rebalancing.
HOW DID THE FUND PERFORM?
The Fund posted a negative absolute performance for the six months ended April 30,2022 and performed in line with the Underlying Index, before considering operating expenses, fees and tax management of the Fund’s portfolio. The Fund outperformed the Russell 1000 Growth Index and underperformed the Russell 1000 Index, which are more traditional market capitalization-weighted indexes.
On an absolute basis, the Fund’s and the Underlying Index’s positions in the technology and consumer discretionary sectors were leading detractors from absolute performance, while the Fund’s and the Underlying Index’s positions in the energy and consumer staples sectors were leading contributors to performance.
Relative to the Russell 1000 Growth Index, the Fund’s and the Underlying Index’s security selections in the health care and technology sectors were leading detractors from performance, while the Fund’s and the Underlying Index’s security selections in the consumer discretionary and real estate sectors were leading contributors to relative performance.
HOW WAS THE FUND POSITIONED?
During the reporting period, the Fund’s and Underlying Index’s largest allocations were to the technology and consumer discretionary sectors and their smallest allocations were to the basic materials and utilities sectors.
TOP TEN HOLDINGS OF THE PORTFOLIO AS OF April 30, 2022		PERCENT OF TOTAL INVESTMENTS
1.	Tesla, Inc.	2.0%
2.	Apple, Inc.	2.0
3.	Microsoft Corp.	2.0
4.	Alphabet, Inc., Class A	1.8
5.	NVIDIA Corp.	1.7
6.	Home Depot, Inc. (The)	1.6
7.	UnitedHealth Group, Inc.	1.6
8.	Procter & Gamble Co. (The)	1.5
9.	Berkshire Hathaway, Inc., Class B	1.4
10.	AbbVie, Inc.	1.4

PORTFOLIO COMPOSTION BY SECTOR AS OF April 30, 2022	PERCENT OF TOTAL INVESTMENTS
Information Technology	28.7%
Health Care	14.3
Consumer Discretionary	12.3
Financials	11.3
Industrials	9.8
Consumer Staples	6.1
Energy	4.0
Real Estate	3.5
Communication Services	3.1
Materials	3.0
Utilities	2.3
Short-Term Investments	1.5

April 30, 2022	J.P. Morgan Exchange-Traded Funds	63

JPMorgan U.S. Momentum Factor ETF
FUND COMMENTARY
SIX MONTHS ENDED April 30, 2022 (Unaudited) (continued)

*	The return shown is based on net asset value and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America. The net asset value was $39.83 as of April 30, 2022.
**	Market price return was calculated assuming an initial investment made at the market price at the beginning of the reporting period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. The price used to calculate the market price return was the closing price on the NYSE Arca. As of April 30, 2022, the closing price was $39.78.
***	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
64	J.P. Morgan Exchange-Traded Funds	April 30, 2022

AVERAGE ANNUAL TOTAL RETURNS AS OF April 30, 2022

	INCEPTION DATE	SIX MONTHS*	1 YEAR	SINCE INCEPTION
JPMorgan U.S. Momentum Factor ETF
Net Asset Value	November 8, 2017	(16.17)%	(3.41)%	12.13%
Market Price		(16.22)%	(3.67)%	12.10%

*	Not annualized.
LIFE OF FUND PERFORMANCE (11/8/17 TO 4/30/22)

The performance quoted is past performance and is not a guarantee of future results. Exchange-traded funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-844-457-6383.
Fund commenced operations on November 8, 2017.
The graph illustrates comparative performance for $10,000 invested in shares of the JPMorgan U.S. Momentum Factor ETF, the JP Morgan US Momentum Factor Index, the Russell 1000 Index and the Russell 1000 Growth Index from November 8, 2017 to April 30, 2022. The performance of the Fund reflects the deduction of Fund expenses and assumes reinvestment of all dividends and capital gain distributions, if any. The performance of the JP Morgan US Momentum Factor Index and Russell 1000 Index does not reflect the deduction of expenses associated with an exchange-traded fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the Index, if applicable. The Fund’s adviser is a sponsor of the JP Morgan US Momentum Factor Index and developed the proprietary factors on which the index is based. FTSE International Limited, the benchmark administrator, administers, calculates and governs the JP Morgan US Momentum Factor Index. The JP Morgan US Momentum Factor Index contains
U.S. large- and mid-cap equity securities selected from the Russell 1000 Index, using a rules-based risk allocation and factor selection process. It is designed to reflect a subset of U.S. securities selected utilizing a momentum factor to identify companies that have had better recent performance compared to other securities without undue concentration in individual securities. The Russell 1000 Index is a market capitalization-weighted index, which measures the performance of the 1,000 largest companies in the Russell 3000 Index. The Russell 1000 Growth Index is an unmanaged index measuring the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. Investors cannot invest directly in an index.
For periods presented prior to November 1, 2019, the date on which a unitary fee structure was adopted, Fund performance reflects the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on gains resulting from redemption or sale of Fund shares.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

April 30, 2022	J.P. Morgan Exchange-Traded Funds	65

JPMorgan U.S. Quality Factor ETF
FUND COMMENTARY
SIX MONTHS ENDED April 30, 2022 (Unaudited)
REPORTING PERIOD RETURN:
Net Asset Value *	(7.49)%
Market Price **	(7.53)%
JP Morgan US Quality Factor Index	(7.44)%
Russell 1000 Index	(11.29)%
Net Assets as of 4/30/2022	$402,997,978
Fund Ticker	JQUA
INVESTMENT OBJECTIVE***
The JPMorgan U.S. Quality Factor ETF (the “Fund”) seeks investment results that closely correspond, before fees and expenses, to the performance of the JP Morgan US Quality Factor Index (the “Underlying Index”).
INVESTMENT APPROACH
The Fund is passively managed to the Underlying Index, which tracks large- and mid-cap U.S. equity securities selected to represent quality factor characteristics. The Underlying Index uses a proprietary selection process that utilizes a quality factor to identify higher quality companies relative to their sector peers as measured by profitability, earnings quality and solvency/financial risk. The Underlying Index’s methodology includes quarterly rebalancing.
HOW DID THE FUND PERFORM?
The Fund posted a negative absolute performance for the six months ended April 30, 2022, and performed in line with the Underlying Index, before considering operating expenses, fees and tax management of the Fund’s portfolio. Both the Fund and the Underlying Index outperformed the Russell 1000 Index, which is a more traditional market capitalization-weighted index.
On an absolute basis, the Fund’s and the Underlying Index’s positions in technology and consumer discretionary sectors were leading detractors from performance, while their positions in the energy and consumer staples sectors were leading contributors to performance.
Relative to the Russell 1000 Index, the Fund’s and the Underlying Index’s security selections in the consumer discretionary and industrials sectors were leading contributors to performance. The Fund’s and the Underlying Index’s security selections in the technology and utilities sectors were leading detractors from relative performance.
HOW WAS THE FUND POSITIONED?
During the reporting period, the Fund’s and the Underlying Index’s largest allocations were to the technology and consumer discretionary sectors and their smallest allocations were to the basic materials and utilities sectors.
TOP TEN HOLDINGS OF THE PORTFOLIO AS OF April 30, 2022		PERCENT OF TOTAL INVESTMENTS
1.	Meta Platforms, Inc., Class A	2.1%
2.	Apple, Inc.	2.0
3.	Procter & Gamble Co. (The)	1.9
4.	Microsoft Corp.	1.9
5.	Johnson & Johnson	1.9
6.	Berkshire Hathaway, Inc., Class B	1.9
7.	Visa, Inc., Class A	1.8
8.	Alphabet, Inc., Class A	1.8
9.	Mastercard, Inc., Class A	1.7
10.	Home Depot, Inc. (The)	1.5

PORTFOLIO COMPOSTION BY SECTOR AS OF April 30, 2022	PERCENT OF TOTAL INVESTMENTS
Information Technology	30.7%
Health Care	14.3
Consumer Discretionary	10.5
Financials	10.4
Industrials	8.0
Consumer Staples	7.2
Communication Services	6.6
Energy	4.1
Real Estate	3.4
Utilities	2.0
Materials	1.7
Short-Term Investments	1.0

*	The return shown is based on net asset value and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America. The net asset value was $39.90 as of April 30, 2022.
**	Market price return was calculated assuming an initial investment made at the market price at the beginning of the reporting period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. The price used to calculate the market price return was the closing price on the NYSE Arca. As of April 30, 2022, the closing price was $39.91.

66	J.P. Morgan Exchange-Traded Funds	April 30, 2022

***	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
April 30, 2022	J.P. Morgan Exchange-Traded Funds	67

JPMorgan U.S. Quality Factor ETF
FUND COMMENTARY
SIX MONTHS ENDED April 30, 2022 (Unaudited) (continued)
AVERAGE ANNUAL TOTAL RETURNS AS OF April 30, 2022

	INCEPTION DATE	SIX MONTHS*	1 YEAR	SINCE INCEPTION
JPMorgan U.S. Quality Factor ETF
Net Asset Value	November 8, 2017	(7.49)%	2.67%	12.91%
Market Price		(7.53)%	2.64%	12.91%

*	Not annualized.
LIFE OF FUND PERFORMANCE (11/8/17 TO 4/30/22)

The performance quoted is past performance and is not a guarantee of future results. Exchange-traded funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-844-457-6383.
Fund commenced operations on November 8, 2017.
The graph illustrates comparative performance for $10,000 invested in shares of the JPMorgan U.S. Quality Factor ETF, the JP Morgan US Quality Factor Index and the Russell 1000 Index from November 8, 2017 to April 30, 2022. The performance of the Fund reflects the deduction of Fund expenses and assumes reinvestment of all dividends and capital gain distributions, if any. The performance of the JP Morgan US Quality Factor Index and Russell 1000 Index does not reflect the deduction of expenses associated with an exchange-traded fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the Index, if applicable. The Fund’s adviser is a sponsor of the JP Morgan US Quality Factor Index and developed the proprietary factors on which the index is based. FTSE International Limited, the benchmark administrator, administers, calculates and governs the JP Morgan US Quality Factor Index. The JP Morgan US Quality Factor Index contains U.S. large- and mid-cap equity securities selected from the Russell 1000 Index, using a rules-based risk allocation and factor selection process. It is designed to reflect a sub-set of U.S. securities selected utilizing a quality factor to identifying higher quality companies as measured by profitability, solvency, and earnings quality without undue concentration in individual securities. The Russell 1000 Index is a market capitalization-weighted index, which measures the performance of the 1,000 largest companies in the Russell 3000 Index. Investors cannot invest directly in an index.
For periods presented prior to November 1, 2019, the date on which a unitary fee structure was adopted, Fund performance reflects the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on gains resulting from redemption or sale of Fund shares.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

68	J.P. Morgan Exchange-Traded Funds	April 30, 2022

JPMorgan U.S. Value Factor ETF
FUND COMMENTARY
SIX MONTHS ENDED April 30, 2022 (Unaudited)
REPORTING PERIOD RETURN:
Net Asset Value *	(5.00)%
Market Price **	(5.03)%
JP Morgan US Value Factor Index	(4.96)%
Russell 1000 Index	(3.94)%
Russell 1000 Value Index	(11.29)%
Net Assets as of 4/30/2022	$531,443,667
Fund Ticker	JVAL
INVESTMENT OBJECTIVE***
The JPMorgan U.S. Value Factor ETF (the “Fund”) seeks investment results that closely correspond, before fees and expenses, to the performance of the JP Morgan US  Value Factor Index (the “Underlying Index”).
INVESTMENT APPROACH
The Fund is passively managed to the Underlying Index, which consists of large- and mid-cap U.S. equity securities selected to represent value factor characteristics. The Underlying Index uses a proprietary selection process that utilizes a relative valuation factor to identify companies with attractive prices relative to their sector peers based on fundamental characteristics of book yield, earnings yield, dividend yield and cash flow yield. The Underlying Index’s methodology includes quarterly rebalancing.
HOW DID THE FUND PERFORM?
The Fund posted a negative absolute return for the six months ended April 30, 2022, and performed in line with the Underlying Index, before considering operating expenses, fees and tax management of the Fund’s portfolio. The Fund and the Underlying Index underperformed the Russell 1000 Value Index and outperformed the Russell 1000 Index, which are more traditional market capitalization-weighted indexes.
On an absolute basis, the Fund’s and the Underlying Index’s positions in the technology and consumer discretionary sectors were leading detractors from performance, while the Fund’s and the Underlying Index’s positions in the energy and health care sectors were leading contributors to absolute performance.
Relative to the Russell 1000 Value Index, the Fund’s and the Underlying Index’s overweight positions in the technology sector and their underweight positions in the energy sector were leading detractors from performance. The Fund’s and the Underlying Index’s security selections in the technology sector and their underweight positions in the financials sector were leading contributors to performance.
HOW WAS THE FUND POSITIONED?
During the reporting period, the Fund’s and the Underlying Index’s largest allocations were to the technology and consumer discretionary sectors and their smallest allocations were to the basic materials and utilities sectors.
TOP TEN HOLDINGS OF THE PORTFOLIO AS OF April 30, 2022		PERCENT OF TOTAL INVESTMENTS
1.	UnitedHealth Group, Inc.	2.1%
2.	Apple, Inc.	2.0
3.	Microsoft Corp.	1.8
4.	Johnson & Johnson	1.8
5.	Exxon Mobil Corp.	1.8
6.	Alphabet, Inc., Class A	1.7
7.	Meta Platforms, Inc., Class A	1.6
8.	Pfizer, Inc.	1.3
9.	Broadcom, Inc.	1.2
10.	Walmart, Inc.	1.1

PORTFOLIO COMPOSTION BY SECTOR AS OF April 30, 2022	PERCENT OF TOTAL INVESTMENTS
Information Technology	23.6%
Health Care	14.4
Industrials	11.6
Consumer Discretionary	11.2
Financials	10.8
Communication Services	7.1
Consumer Staples	5.6
Energy	4.1
Real Estate	3.4
Materials	3.2
Utilities	3.0
Short-Term Investments	1.8

April 30, 2022	J.P. Morgan Exchange-Traded Funds	69

JPMorgan U.S. Value Factor ETF
FUND COMMENTARY
SIX MONTHS ENDED April 30, 2022 (Unaudited) (continued)

*	The return shown is based on net asset value and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America. The net asset value was $34.85 as of April 30, 2022.
**	Market price return was calculated assuming an initial investment made at the market price at the beginning of the reporting period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. The price used to calculate the market price return was the closing price on the NYSE Arca. As of April 30, 2022, the closing price was $34.83.
***	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
70	J.P. Morgan Exchange-Traded Funds	April 30, 2022

AVERAGE ANNUAL TOTAL RETURNS AS OF April 30, 2022

	INCEPTION DATE	SIX MONTHS*	1 YEAR	SINCE INCEPTION
JPMorgan U.S. Value Factor ETF
Net Asset Value	November 8, 2017	(5.00)%	(0.02)%	10.41%
Market Price		(5.03)%	(0.02)%	10.40%

*	Not annualized.
LIFE OF FUND PERFORMANCE (11/8/17 TO 4/30/22)

The performance quoted is past performance and is not a guarantee of future results. Exchange-traded funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-844-457-6383.
Fund commenced operations on November 8, 2017.
The graph illustrates comparative performance for $10,000 invested in shares of the JPMorgan U.S. Value Factor ETF, the JP Morgan US Value Factor Index, the Russell 1000 Index and the Russell 1000 Value Index from November 8, 2017 to April 30, 2022. The performance of the Fund reflects the deduction of Fund expenses and assumes reinvestment of all dividends and capital gain distributions, if any. The performance of the JP Morgan US Value Factor Index, Russell 1000 Index and Russell 1000 Value Index does not reflect the deduction of expenses associated with an exchange-traded fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the Index, if applicable. The Fund’s adviser is a sponsor of the JP Morgan US Value Factor Index and developed the proprietary factors on which the index is based. FTSE International Limited, the benchmark administrator, administers, calculates and governs the JP Morgan US Value Factor Index. The JP Morgan US Value Factor Index contains U.S. large- and mid-cap equity securities selected from the Russell 1000 Index, using a rules-based risk allocation and factor selection process. It is designed to reflect a sub-set of U.S. securities selected utilizing a value factor to identify companies with attractive valuations without undue concentration in individual securities. The Russell 1000 Index is a market capitalization-weighted index, which measures the performance of the 1,000 largest companies in the Russell 3000 Index. The Russell 1000 Value Index is an unmanaged index measuring the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. Investors cannot invest directly in an index.
For periods presented prior to November 1, 2019, the date on which a unitary fee structure was adopted, Fund performance reflects the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on gains resulting from redemption or sale of Fund shares.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

April 30, 2022	J.P. Morgan Exchange-Traded Funds	71

JPMorgan ActiveBuilders Emerging Markets Equity ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF April 30, 2022 (Unaudited)
INVESTMENTS	SHARES	VALUE($)
Common Stocks — 97.7%
Austria — 0.0% ^
Erste Group Bank AG	10,313	321,103
Brazil — 5.3%
Ambev SA	517,058	1,527,972
Atacadao SA	377,633	1,574,251
B3 SA - Brasil Bolsa Balcao	1,809,708	4,868,398
Banco Bradesco SA (Preference)	352,302	1,287,654
Banco BTG Pactual SA *	71,039	333,070
Banco do Brasil SA	153,166	1,028,552
BB Seguridade Participacoes SA	134,274	685,771
Bradespar SA (Preference)	81,721	486,628
Caixa Seguridade Participacoes S/A	155,065	244,957
EDP - Energias do Brasil SA	121,311	521,908
Gerdau SA (Preference)	83,252	475,370
Hapvida Participacoes e Investimentos SA (a)	339,021	607,556
Itau Unibanco Holding SA (Preference) *	621,734	3,010,611
Itausa SA (Preference)	463,557	865,428
Localiza Rent a Car SA	162,362	1,749,087
Locaweb Servicos de Internet SA * (a)	193,291	282,277
Lojas Renner SA *	326,436	1,575,413
Magazine Luiza SA *	577,798	577,336
MercadoLibre, Inc. *	4,366	4,250,869
Petroleo Brasileiro SA, ADR	343,261	4,658,052
Porto Seguro SA	97,256	403,467
Raia Drogasil SA	245,658	1,039,486
Rumo SA	86,918	291,312
Sao Martinho SA	56,154	530,311
SLC Agricola SA *	33,614	361,708
Sul America SA *	56,933	305,511
Suzano SA	80,580	814,935
TOTVS SA *	36,328	234,106
Vale SA, ADR	130,826	2,209,651
WEG SA	169,023	1,035,892
XP, Inc., Receipts *	14,335	354,290
XP, Inc., Class A *	7,103	174,805
		38,366,634
Canada — 0.1%
B2Gold Corp.	83,877	355,840
Ivanhoe Mines Ltd., Class A *	26,963	216,182
		572,022
Chile — 0.3%
Banco Santander Chile	50,635,613	2,436,300
INVESTMENTS	SHARES	VALUE($)

China — 30.8%
Advanced Micro-Fabrication Equipment, Inc., Class A *	15,883	247,944
Aier Eye Hospital Group Co. Ltd., Class A	151,788	812,187
Alibaba Group Holding Ltd. *	899,300	10,969,382
Amoy Diagnostics Co. Ltd., Class A	16,509	112,919
Angel Yeast Co. Ltd., Class A	150,209	864,175
Anhui Conch Cement Co. Ltd., Class H	189,000	1,027,033
Anjoy Foods Group Co. Ltd., Class A	58,600	1,137,112
ANTA Sports Products Ltd.	118,400	1,360,711
Asymchem Laboratories Tianjin Co. Ltd., Class H * (a)	9,800	211,100
Baidu, Inc., Class A *	9,600	153,060
Bank of Ningbo Co. Ltd., Class A	229,340	1,242,043
Baoshan Iron & Steel Co. Ltd., Class A	458,000	441,886
Beijing Kingsoft Office Software, Inc., Class A	47,757	1,345,328
Bilibili, Inc., Class Z *	26,523	645,805
BOC Hong Kong Holdings Ltd.	87,000	314,928
BOE Technology Group Co. Ltd., Class A	3,568,800	2,027,213
Bosideng International Holdings Ltd.	756,000	377,071
Brilliance China Automotive Holdings Ltd. ‡ *	16,000	7,360
BTG Hotels Group Co. Ltd., Class A *	58,500	205,621
Budweiser Brewing Co. APAC Ltd. (a)	799,100	1,988,319
Centre Testing International Group Co. Ltd., Class A	8,300	27,114
Chacha Food Co. Ltd., Class A	111,600	888,071
Changzhou Xingyu Automotive Lighting Systems Co. Ltd., Class A	5,800	110,963
China Construction Bank Corp., Class H	10,310,000	7,344,836
China Hongqiao Group Ltd.	379,500	472,185
China Lesso Group Holdings Ltd.	348,000	435,185
China Merchants Bank Co. Ltd., Class H	1,432,000	8,631,022
China Molybdenum Co. Ltd., Class H	306,000	152,173
China Overseas Land & Investment Ltd.	782,000	2,415,817
China Pacific Insurance Group Co. Ltd., Class H	722,800	1,602,429
China Petroleum & Chemical Corp., Class H	2,712,000	1,327,449
China Resources Cement Holdings Ltd.	326,000	270,494
China Resources Gas Group Ltd.	66,000	247,988
China Resources Land Ltd.	378,000	1,688,229
China Resources Mixc Lifestyle Services Ltd. (a)	423,200	2,033,186
China State Construction Engineering Corp. Ltd., Class A	266,700	251,046

SEE NOTES TO FINANCIAL STATEMENTS.
72	J.P. Morgan Exchange-Traded Funds	April 30, 2022

INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued
China — continued
China Vanke Co. Ltd., Class H	859,600	2,026,938
China Yangtze Power Co. Ltd., Class A	459,000	1,564,175
China Yongda Automobiles Services Holdings Ltd.	188,500	174,792
Chongqing Brewery Co. Ltd., Class A *	134,700	2,522,295
Chongqing Fuling Zhacai Group Co. Ltd., Class A	40,300	210,389
CITIC Securities Co. Ltd., Class H	472,500	1,038,146
Contemporary Amperex Technology Co. Ltd., Class A	37,904	2,297,294
Country Garden Services Holdings Co. Ltd.	410,000	1,728,060
DaShenLin Pharmaceutical Group Co. Ltd., Class A	55,100	217,862
East Money Information Co. Ltd., Class A	89,320	301,951
ENN Energy Holdings Ltd.	156,600	2,097,669
ENN Natural Gas Co. Ltd., Class A	151,300	371,091
Fangda Special Steel Technology Co. Ltd., Class A	436,200	547,885
Flat Glass Group Co. Ltd., Class H	56,000	200,246
Foshan Haitian Flavouring & Food Co. Ltd., Class A	313,335	3,820,213
Fuyao Glass Industry Group Co. Ltd., Class H (a)	459,600	1,877,786
GF Securities Co. Ltd., Class H	760,200	950,140
Gigadevice Semiconductor Beijing, Inc., Class A	17,400	321,049
Glodon Co. Ltd., Class A	26,100	179,942
Guangdong Haid Group Co. Ltd., Class A	19,000	175,544
Guangdong Investment Ltd.	756,000	967,939
Guangzhou Automobile Group Co. Ltd., Class H	780,000	661,359
Guangzhou Kingmed Diagnostics Group Co. Ltd., Class A	16,300	199,526
Haier Smart Home Co. Ltd., Class H	2,221,400	7,847,752
Haitong Securities Co. Ltd., Class H	385,600	269,293
Hangzhou Robam Appliances Co. Ltd., Class A	95,800	442,340
Hangzhou Tigermed Consulting Co. Ltd., Class H (a)	19,200	186,077
Hangzhou Tigermed Consulting Co. Ltd., Class A	56,300	750,122
Han's Laser Technology Industry Group Co. Ltd., Class A	130,100	537,005
Hefei Meiya Optoelectronic Technology, Inc., Class A	427,748	1,449,401
Hongfa Technology Co. Ltd., Class A *	38,400	277,731
INVESTMENTS	SHARES	VALUE($)

China — continued
Hualan Biological Engineering, Inc., Class A	38,200	95,297
Huatai Securities Co. Ltd., Class H (a)	313,000	430,197
Huayu Automotive Systems Co. Ltd., Class A	417,046	1,219,540
Huazhu Group Ltd.	461,400	1,452,184
Hundsun Technologies, Inc., Class A	55,400	315,761
Industrial & Commercial Bank of China Ltd., Class H	380,000	229,067
Industrial Bank Co. Ltd., Class A	476,005	1,455,427
Inner Mongolia Yili Industrial Group Co. Ltd., Class A	899,400	5,182,591
Jade Bird Fire Co. Ltd., Class A	46,573	228,410
JD Health International, Inc. * (a)	86,100	536,753
JD.com, Inc., Class A *	84,250	2,626,793
Jiangsu Expressway Co. Ltd., Class H	360,000	355,672
Jiangsu Hengli Hydraulic Co. Ltd., Class A	130,700	896,963
Jiangsu Hengrui Medicine Co. Ltd., Class A	35,680	157,588
Jiangsu Yanghe Brewery Joint-Stock Co. Ltd., Class A	18,800	446,171
Jiangsu Yuyue Medical Equipment & Supply Co. Ltd., Class A	75,400	269,568
Joyoung Co. Ltd., Class A	98,000	220,923
Kanzhun Ltd., ADR *	29,007	682,535
Kingdee International Software Group Co. Ltd. *	766,000	1,563,095
Kingsoft Corp. Ltd.	3,000	9,003
Kunlun Energy Co. Ltd.	1,460,000	1,211,635
Kweichow Moutai Co. Ltd., Class A	6,700	1,839,124
KWG Group Holdings Ltd.	941,500	336,883
Laobaixing Pharmacy Chain JSC, Class A	16,400	79,069
Lenovo Group Ltd.	758,000	736,020
Li Ning Co. Ltd.	88,500	689,784
Livzon Pharmaceutical Group, Inc., Class H	114,500	385,335
Longfor Group Holdings Ltd. (a)	189,500	938,515
LONGi Green Energy Technology Co. Ltd., Class A	117,240	1,178,934
Maxscend Microelectronics Co. Ltd., Class A *	19,980	550,547
Meituan * (a)	347,700	7,449,962
Midea Group Co. Ltd., Class A	191,812	1,632,147
Minth Group Ltd.	116,000	273,320
Montage Technology Co. Ltd., Class A	57,488	498,253
NARI Technology Co. Ltd., Class A	284,700	1,357,028
SEE NOTES TO FINANCIAL STATEMENTS.
April 30, 2022	J.P. Morgan Exchange-Traded Funds	73

JPMorgan ActiveBuilders Emerging Markets Equity ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF April 30, 2022 (Unaudited) (continued)
INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued
China — continued
NetEase, Inc.	496,000	9,501,019
NIO, Inc., ADR *	43,522	726,817
Oppein Home Group, Inc., Class A	117,430	2,051,037
Opple Lighting Co. Ltd., Class A	61,300	147,249
Pharmaron Beijing Co. Ltd., Class H (a)	19,000	238,687
PICC Property & Casualty Co. Ltd., Class H	1,134,000	1,159,877
Pinduoduo, Inc., ADR *	37,658	1,622,683
Ping An Bank Co. Ltd., Class A	1,238,800	2,839,080
Ping An Insurance Group Co. of China Ltd., Class H	1,138,000	7,192,978
Poly Developments and Holdings Group Co. Ltd., Class A	326,400	891,050
Postal Savings Bank of China Co. Ltd., Class H (a)	4,805,000	3,643,055
Proya Cosmetics Co. Ltd., Class A	16,200	490,217
Qingdao Haier Biomedical Co. Ltd., Class A	42,453	411,122
Sangfor Technologies, Inc., Class A	38,100	507,116
Seazen Holdings Co. Ltd., Class A	56,500	234,979
Shanghai Baosight Software Co. Ltd., Class A	132,349	940,117
Shanghai Liangxin Electrical Co. Ltd., Class A *	166,200	264,751
Shanghai M&G Stationery, Inc., Class A	20,200	145,068
Shanghai Pharmaceuticals Holding Co. Ltd., Class H	209,400	338,594
Shanghai Putailai New Energy Technology Co. Ltd., Class A *	19,400	341,242
Shenzhen Inovance Technology Co. Ltd., Class A	153,700	1,320,664
Shenzhen Mindray Bio-Medical Electronics Co. Ltd., Class A	19,500	914,068
Shenzhou International Group Holdings Ltd.	172,000	2,333,862
Sichuan Swellfun Co. Ltd., Class A	76,000	801,063
Silergy Corp.	27,000	2,403,877
SITC International Holdings Co. Ltd.	78,000	259,309
Skshu Paint Co. Ltd., Class A	115,040	1,277,650
StarPower Semiconductor Ltd., Class A	36,700	1,873,331
Sunny Optical Technology Group Co. Ltd.	95,800	1,396,178
TBEA Co. Ltd., Class A	246,900	711,112
Tencent Holdings Ltd. (b)	477,300	22,492,708
Tingyi Cayman Islands Holding Corp.	1,138,000	2,077,034
Tongwei Co. Ltd., Class A	213,800	1,306,136
Topsports International Holdings Ltd. (a)	1,150,000	879,578
Trip.com Group Ltd. *	17,950	423,865
INVESTMENTS	SHARES	VALUE($)

China — continued
Wanhua Chemical Group Co. Ltd., Class A	174,400	2,028,882
Want Want China Holdings Ltd.	369,000	333,084
Will Semiconductor Co. Ltd., Class A	17,200	384,536
Wuliangye Yibin Co. Ltd., Class A	93,300	2,260,544
Wuxi Biologics Cayman, Inc. * (a)	590,500	4,358,372
Xilinmen Furniture Co. Ltd., Class A	78,500	276,921
Xinyi Solar Holdings Ltd.	2,296,000	3,412,834
XPeng, Inc., Class A *	16,210	201,422
Yangzhou Yangjie Electronic Technology Co. Ltd., Class A	57,800	591,003
Yonyou Network Technology Co. Ltd., Class A	56,800	161,928
Yum China Holdings, Inc.	59,973	2,506,871
Yunnan Energy New Material Co. Ltd. *	35,200	1,062,882
Zhejiang Chint Electrics Co. Ltd., Class A	39,800	193,253
Zhejiang Dingli Machinery Co. Ltd., Class A	35,700	198,462
Zhejiang Supor Co. Ltd., Class A	286,900	2,366,424
Zhongsheng Group Holdings Ltd.	94,500	624,439
Zhuzhou Kibing Group Co. Ltd., Class A	494,240	816,066
Zijin Mining Group Co. Ltd., Class H	840,000	1,223,132
		224,289,718
Colombia — 0.0% ^
Ecopetrol SA	321,293	260,249
Czech Republic — 0.1%
CEZ A/S	8,618	369,416
Komercni Banka A/S	8,946	293,786
		663,202
Egypt — 0.1%
Commercial International Bank Egypt SAE	330,635	798,297
Ghana — 0.1%
Kosmos Energy Ltd. *	64,378	435,195
Greece — 0.2%
Hellenic Telecommunications Organization SA	37,472	720,889
OPAP SA	37,283	552,623
		1,273,512
Hong Kong — 2.2%
AIA Group Ltd.	418,000	4,106,332
ASM Pacific Technology Ltd.	18,800	189,462
Hang Seng Bank Ltd.	56,900	1,007,441
HKT Trust & HKT Ltd.	382,000	548,148
Hong Kong Exchanges & Clearing Ltd.	114,900	4,873,940

SEE NOTES TO FINANCIAL STATEMENTS.
74	J.P. Morgan Exchange-Traded Funds	April 30, 2022

INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued
Hong Kong — continued
Techtronic Industries Co. Ltd.	187,000	2,496,096
Vitasoy International Holdings Ltd. (b)	384,000	696,221
WH Group Ltd. (a)	487,577	336,721
Xinyi Glass Holdings Ltd.	805,000	1,781,313
		16,035,674
Hungary — 0.3%
MOL Hungarian Oil & Gas plc	41,675	353,367
OTP Bank Nyrt. *	43,552	1,299,132
Richter Gedeon Nyrt.	19,462	388,308
		2,040,807
India — 11.5%
ACC Ltd.	23,861	721,797
Ambuja Cements Ltd.	177,085	856,836
Apollo Hospitals Enterprise Ltd.	19,276	1,116,210
Asian Paints Ltd.	11,113	468,437
AU Small Finance Bank Ltd. * (a)	34,412	619,770
Axis Bank Ltd. *	167,916	1,582,868
Bajaj Auto Ltd.	11,096	538,558
Bharat Electronics Ltd.	321,487	995,011
Bharat Petroleum Corp. Ltd.	109,672	516,114
Bharti Airtel Ltd. *	139,981	1,343,442
Biocon Ltd. *	61,890	296,859
Britannia Industries Ltd.	18,877	805,629
Colgate-Palmolive India Ltd.	14,933	322,254
Cummins India Ltd.	28,851	384,636
Eicher Motors Ltd.	7,242	247,056
GAIL India Ltd.	464,142	959,533
Godrej Properties Ltd. *	18,317	372,550
HCL Technologies Ltd.	71,629	1,003,274
HDFC Bank Ltd., ADR	127,000	7,011,670
HDFC Life Insurance Co. Ltd. (a)	174,112	1,320,188
Hero MotoCorp Ltd.	15,663	508,804
Hindalco Industries Ltd.	76,948	479,058
Hindustan Petroleum Corp. Ltd.	109,447	384,664
Hindustan Unilever Ltd.	96,662	2,808,389
Housing Development Finance Corp. Ltd.	351,830	10,150,980
ICICI Bank Ltd.	322,969	3,104,723
Indian Oil Corp. Ltd.	217,741	355,216
IndusInd Bank Ltd.	30,592	386,958
Infosys Ltd.	628,770	12,743,405
ITC Ltd.	85,004	286,499
Jubilant Foodworks Ltd.	60,170	424,907
Kajaria Ceramics Ltd.	30,003	403,555
INVESTMENTS	SHARES	VALUE($)

India — continued
Kotak Mahindra Bank Ltd.	184,294	4,273,804
Larsen & Toubro Ltd.	75,085	1,650,185
Maruti Suzuki India Ltd.	19,329	1,935,916
Motilal Oswal Financial Services Ltd.	18,543	217,479
Oil & Natural Gas Corp. Ltd.	326,610	676,869
Petronet LNG Ltd.	95,481	253,087
Power Grid Corp. of India Ltd.	364,414	1,079,889
Redington India Ltd.	151,257	299,727
Reliance Industries Ltd.	142,667	5,169,176
Shriram Transport Finance Co. Ltd.	79,243	1,230,916
Tata Consultancy Services Ltd.	183,766	8,469,471
Tech Mahindra Ltd.	75,262	1,229,189
UltraTech Cement Ltd.	12,390	1,067,069
United Spirits Ltd. *	207,450	2,325,810
UPL Ltd.	43,201	461,258
Wipro Ltd.	32,510	213,603
		84,073,298
Indonesia — 2.3%
Astra International Tbk. PT	786,400	410,612
Bank Central Asia Tbk. PT	9,548,400	5,355,426
Bank Mandiri Persero Tbk. PT	824,500	506,272
Bank Negara Indonesia Persero Tbk. PT	608,300	384,233
Bank Rakyat Indonesia Persero Tbk. PT	16,236,470	5,409,783
Charoen Pokphand Indonesia Tbk. PT	552,500	196,273
Kalbe Farma Tbk. PT	1,891,700	214,002
Telkom Indonesia Persero Tbk. PT	13,009,000	4,145,794
Unilever Indonesia Tbk. PT	634,200	169,753
United Tractors Tbk. PT	131,700	275,038
		17,067,186
Kazakhstan — 0.1%
Kaspi.KZ JSC, GDR (a)	5,580	362,700
Macau — 0.1%
Sands China Ltd. *	227,200	500,789
Malaysia — 0.5%
CIMB Group Holdings Bhd.	266,000	317,062
Hong Leong Bank Bhd.	56,100	269,240
IHH Healthcare Bhd.	132,400	199,703
Kuala Lumpur Kepong Bhd.	38,800	262,558
Malayan Banking Bhd.	171,300	356,273
Petronas Chemicals Group Bhd.	152,300	357,530
Press Metal Aluminium Holdings Bhd.	170,400	233,605
SEE NOTES TO FINANCIAL STATEMENTS.
April 30, 2022	J.P. Morgan Exchange-Traded Funds	75

JPMorgan ActiveBuilders Emerging Markets Equity ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF April 30, 2022 (Unaudited) (continued)
INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued
Malaysia — continued
Public Bank Bhd.	1,185,600	1,274,339
Tenaga Nasional Bhd.	152,000	315,627
		3,585,937
Mexico — 4.4%
America Movil SAB de CV	2,792,025	2,722,725
Arca Continental SAB de CV	69,876	444,016
Fomento Economico Mexicano SAB de CV	46,763	349,763
Gruma SAB de CV, Class B	27,508	327,618
Grupo Aeroportuario del Centro Norte SAB de CV	26,897	187,455
Grupo Aeroportuario del Pacifico SAB de CV, Class B *	173,080	2,666,449
Grupo Aeroportuario del Sureste SAB de CV, Class B	85,396	1,862,212
Grupo Financiero Banorte SAB de CV, Class O	1,135,495	7,484,090
Grupo Mexico SAB de CV	423,802	1,985,212
Kimberly-Clark de Mexico SAB de CV, Class A	982,332	1,367,125
Orbia Advance Corp. SAB de CV	135,395	325,508
Regional SAB de CV	85,569	516,479
Wal-Mart de Mexico SAB de CV	3,250,284	11,520,498
		31,759,150
Nigeria — 0.0% ^
Airtel Africa plc (a)	92,655	169,534
Panama — 0.0% ^
Copa Holdings SA, Class A *	4,184	315,348
Peru — 0.2%
Credicorp Ltd.	12,808	1,778,903
Philippines — 0.2%
Ayala Corp.	17,120	240,891
Ayala Land, Inc.	399,300	243,720
Bank of the Philippine Islands	112,590	204,670
BDO Unibank, Inc.	95,750	236,605
International Container Terminal Services, Inc.	78,660	322,977
SM Prime Holdings, Inc. *	342,000	227,961
		1,476,824
Poland — 0.5%
Allegro.eu SA * (a)	101,960	524,430
Bank Polska Kasa Opieki SA	23,120	508,068
Dino Polska SA * (a)	4,561	295,059
INVESTMENTS	SHARES	VALUE($)

Poland — continued
Powszechna Kasa Oszczednosci Bank Polski SA *	61,663	455,107
Powszechny Zaklad Ubezpieczen SA	215,869	1,492,463
TEN Square Games SA	5,952	208,680
		3,483,807
Portugal — 0.2%
Jeronimo Martins SGPS SA	67,012	1,394,964
Qatar — 0.5%
Industries Qatar QSC	163,886	845,189
Qatar Islamic Bank SAQ	64,162	431,476
Qatar National Bank QPSC	327,373	2,090,045
		3,366,710
Russia — 0.0% ^
Gazprom PJSC, ADR ‡	580,313	64,763
Magnitogorsk Iron & Steel Works PJSC, GDR ‡ (a)	12,378	1,869
MMC Norilsk Nickel PJSC, ADR ‡	22,378	10,742
Moscow Exchange MICEX-RTS PJSC ‡	571,670	13,582
Rosneft Oil Co. PJSC, GDR ‡ (a)	141,777	13,270
Sberbank of Russia PJSC, ADR ‡	157,309	12,774
Severstal PAO, GDR ‡ (a)	98,048	31,375
X5 Retail Group NV, GDR ‡ (a)	13,771	3,324
		151,699
Saudi Arabia — 2.0%
Al Rajhi Bank	100,864	4,725,088
Alinma Bank	118,238	1,296,993
Almarai Co. JSC	42,223	581,934
Dr. Sulaiman Al Habib Medical Services Group Co.	9,194	487,992
Jarir Marketing Co.	5,701	291,125
Mouwasat Medical Services Co.	18,318	1,170,233
Saudi National Bank (The)	182,587	3,826,993
Saudi Tadawul Group Holding Co. *	10,335	557,144
Saudi Telecom Co.	43,708	1,344,045
		14,281,547
South Africa — 3.0%
African Rainbow Minerals Ltd.	923	15,306
Anglo American plc	9,169	406,104
AVI Ltd.	205,153	893,359
Bid Corp. Ltd.	67,838	1,419,690
Bidvest Group Ltd. (The)	24,276	332,790
Capitec Bank Holdings Ltd.	35,316	4,929,751
Clicks Group Ltd.	119,948	2,360,756

SEE NOTES TO FINANCIAL STATEMENTS.
76	J.P. Morgan Exchange-Traded Funds	April 30, 2022

INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued
South Africa — continued
FirstRand Ltd.	760,339	3,274,538
Foschini Group Ltd. (The)	2,451	21,561
Gold Fields Ltd.	28,076	380,418
Impala Platinum Holdings Ltd.	113,682	1,470,524
Mr Price Group Ltd.	33,791	460,204
MTN Group Ltd.	90,721	962,187
Naspers Ltd., Class N	10,734	1,082,588
Nedbank Group Ltd.	53,511	747,248
Sanlam Ltd.	1,917	7,941
Sasol Ltd. *	14,516	355,597
Shoprite Holdings Ltd.	60,921	879,945
Sibanye Stillwater Ltd.	100,677	348,308
SPAR Group Ltd. (The)	37,601	393,974
Standard Bank Group Ltd.	785	8,319
Vodacom Group Ltd.	134,466	1,294,041
Woolworths Holdings Ltd.	5,341	19,994
		22,065,143
South Korea — 12.7%
AfreecaTV Co. Ltd.	7,866	674,249
BGF retail Co. Ltd.	9,399	1,344,439
CJ CheilJedang Corp.	2,850	896,242
DL E&C Co. Ltd.	14,514	682,626
DL Holdings Co. Ltd.	4,940	240,762
Dongjin Semichem Co. Ltd.	15,471	455,911
E-MART, Inc.	2,134	220,823
Green Cross Corp.	1,329	197,265
Hana Financial Group, Inc.	76,722	2,848,436
Hankook Tire & Technology Co. Ltd.	35,309	969,118
Hanon Systems	72,018	644,485
HSD Engine Co. Ltd. *	34,540	290,314
Hugel, Inc. *	6,273	617,531
Hyundai Glovis Co. Ltd.	5,132	840,822
Hyundai Mobis Co. Ltd.	6,914	1,124,819
Hyundai Motor Co.	3,422	496,490
Industrial Bank of Korea	63,201	560,775
ISC Co. Ltd.	18,561	517,713
JYP Entertainment Corp.	39,181	1,817,688
K Car Co. Ltd.	24,235	520,648
KakaoBank Corp. *	9,564	316,124
Kakaopay Corp. *	3,422	302,688
Kangwon Land, Inc. *	32,643	685,977
KB Financial Group, Inc.	24,471	1,138,492
KCC Corp.	923	246,084
Kia Corp.	78,720	5,163,267
INVESTMENTS	SHARES	VALUE($)

South Korea — continued
KIWOOM Securities Co. Ltd.	10,123	755,474
Korea Electric Power Corp. *	25,807	470,940
Korea Investment Holdings Co. Ltd.	13,571	752,390
Korea Zinc Co. Ltd.	1,149	524,562
KT&G Corp.	9,951	653,471
LG Chem Ltd.	9,750	3,993,262
LG Household & Health Care Ltd.	3,840	2,750,134
LG Innotek Co. Ltd.	1,179	319,908
Lotte Rental Co. Ltd.	6,493	226,546
NAVER Corp.	14,505	3,231,120
NCSoft Corp.	5,717	1,893,279
Pan Ocean Co. Ltd.	79,106	413,521
POSCO Holdings, Inc.	9,184	2,096,953
Samsung Biologics Co. Ltd. * (a)	1,692	1,116,024
Samsung Electro-Mechanics Co. Ltd.	13,185	1,706,604
Samsung Electronics Co. Ltd.	503,860	26,852,502
Samsung Engineering Co. Ltd. *	16,980	346,444
Samsung Securities Co. Ltd.	13,758	429,688
Shinhan Financial Group Co. Ltd.	43,172	1,434,373
SK Hynix, Inc.	102,001	8,938,156
SK IE Technology Co. Ltd. * (a)	2,857	281,424
SK Innovation Co. Ltd. *	7,439	1,183,963
SK Square Co. Ltd. *	15,697	648,362
SK Telecom Co. Ltd.	24,421	1,101,587
SK, Inc.	9,768	2,050,715
SKC Co. Ltd.	12,062	1,409,778
S-Oil Corp.	25,613	2,095,602
Wonik Materials Co. Ltd.	13,973	409,992
Yuhan Corp.	5,572	268,429
Zinus, Inc.	9,765	497,665
		92,666,656
Taiwan — 16.4%
Accton Technology Corp.	221,000	1,723,772
Advantech Co. Ltd.	155,000	1,926,752
ASE Technology Holding Co. Ltd.	544,000	1,735,558
ASMedia Technology, Inc.	15,000	705,974
ASPEED Technology, Inc.	24,000	2,107,999
AU Optronics Corp.	360,000	205,628
Cathay Financial Holding Co. Ltd.	1,122,000	2,359,075
Chailease Holding Co. Ltd.	745,900	5,927,525
Chicony Electronics Co. Ltd. *	58,000	161,334
China Development Financial Holding Corp.	3,595,000	2,167,938
Delta Electronics, Inc.	378,000	3,155,387
SEE NOTES TO FINANCIAL STATEMENTS.
April 30, 2022	J.P. Morgan Exchange-Traded Funds	77

JPMorgan ActiveBuilders Emerging Markets Equity ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF April 30, 2022 (Unaudited) (continued)
INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued
Taiwan — continued
E Ink Holdings, Inc.	393,000	2,246,905
Eclat Textile Co. Ltd.	190,000	3,117,619
eMemory Technology, Inc.	10,000	420,269
Formosa Plastics Corp.	378,000	1,343,807
Fubon Financial Holding Co. Ltd.	1,510,000	3,791,485
Genius Electronic Optical Co. Ltd.	40,000	503,540
Giant Manufacturing Co. Ltd.	183,000	1,529,969
Global Unichip Corp.	185,000	2,533,419
Hon Hai Precision Industry Co. Ltd.	357,000	1,223,111
Lite-On Technology Corp.	189,000	414,100
Lotes Co. Ltd.	63,000	1,540,732
Makalot Industrial Co. Ltd.	159,000	978,101
MediaTek, Inc.	162,000	4,466,016
Mega Financial Holding Co. Ltd.	380,000	534,207
Micro-Star International Co. Ltd.	206,000	831,845
momo.com, Inc.	4,600	121,427
Nan Ya Printed Circuit Board Corp.	88,000	1,168,856
Nanya Technology Corp.	413,000	903,738
Nien Made Enterprise Co. Ltd.	160,000	1,685,176
Novatek Microelectronics Corp.	210,000	2,778,000
President Chain Store Corp.	181,000	1,674,727
Quanta Computer, Inc.	745,000	2,098,298
Realtek Semiconductor Corp.	214,000	2,903,876
RichWave Technology Corp.	44,000	295,205
Sea Ltd., ADR *	12,808	1,059,990
Silicon Motion Technology Corp., ADR	4,957	376,385
Sinbon Electronics Co. Ltd.	165,000	1,449,289
Taishin Financial Holding Co. Ltd.	1,313,000	858,849
Taiwan Semiconductor Manufacturing Co. Ltd.	2,280,000	41,228,463
Taiwan Union Technology Corp.	65,000	167,842
Unimicron Technology Corp.	218,000	1,529,081
Uni-President Enterprises Corp.	573,000	1,325,704
United Microelectronics Corp.	1,160,000	1,842,763
Vanguard International Semiconductor Corp.	756,000	2,660,015
Visual Photonics Epitaxy Co. Ltd.	366,000	1,050,312
Win Semiconductors Corp.	63,000	410,055
Wiwynn Corp.	85,000	2,906,630
Yuanta Financial Holding Co. Ltd.	1,690,000	1,487,527
		119,634,275
Tanzania, United Republic of — 0.0% ^
AngloGold Ashanti Ltd.	12,632	258,679
INVESTMENTS	SHARES	VALUE($)

Thailand — 1.6%
Advanced Info Service PCL	94,800	592,700
Airports of Thailand PCL *	380,200	734,725
Bangkok Dusit Medical Services PCL, Class F	589,200	439,570
BTS Group Holdings PCL	723,200	189,093
Central Retail Corp. PCL *	190,600	217,806
CP ALL PCL	285,200	541,255
Delta Electronics Thailand PCL	700	7,330
Energy Absolute PCL, NVDR	78,600	201,656
Gulf Energy Development PCL	190,400	268,588
Indorama Ventures PCL, NVDR	132,600	173,643
Minor International PCL *	323,000	326,420
PTT Exploration & Production PCL	766,900	3,355,504
PTT Global Chemical PCL	133,100	192,970
PTT PCL	532,300	578,518
SCB X PCL	356,800	1,198,015
Siam Cement PCL (The) (Registered)	171,200	1,840,049
Thai Oil PCL	247,200	404,475
		11,262,317
Turkey — 0.2%
BIM Birlesik Magazalar A/S	125,509	705,121
D-MARKET Elektronik Hizmetler ve Ticaret A/S, ADR *	4,762	7,619
Ford Otomotiv Sanayi A/S	28,657	576,875
		1,289,615
United Arab Emirates — 0.7%
Aldar Properties PJSC	493,932	756,802
Emaar Properties PJSC	1,082,433	1,867,037
Fertiglobe plc	445,620	672,957
First Abu Dhabi Bank PJSC	287,720	1,757,786
		5,054,582
United Kingdom — 0.1%
HSBC Holdings plc	33,200	208,266
Prudential plc	11,093	138,091
		346,357
United States — 0.9%
EPAM Systems, Inc. *	7,442	1,972,056
Globant SA *	8,436	1,822,092
JS Global Lifestyle Co. Ltd. (a)	883,500	1,048,104
NeoImmuneTech, Inc., Receipts *	3,367	18,956
Parade Technologies Ltd.	42,000	1,997,378
		6,858,586

SEE NOTES TO FINANCIAL STATEMENTS.
78	J.P. Morgan Exchange-Traded Funds	April 30, 2022

INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued
Zambia — 0.1%
First Quantum Minerals Ltd.	22,758	652,456
Total Common Stocks (Cost $823,873,143)		711,349,775
	NO. OF WARRANTS
Warrants — 0.0% ^
Thailand — 0.0% ^
BTS Group Holdings PCL
expiring 9/5/2022, price 9.90 THB *	12,385	130
expiring 11/7/2024, price 11.90 THB *	24,870	385
expiring 11/20/2026, price 14.90 THB *	49,740	712
Total Warrants (Cost $—)		1,227
	SHARES
Short-Term Investments — 2.0%
Investment Companies — 2.0%
JPMorgan Prime Money Market Fund Class IM Shares, 0.42% (c) (d)(Cost $14,334,650)	14,330,817	14,335,116
Investment of Cash Collateral from Securities Loaned — 0.0% ^
JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.37% (c) (d)(Cost $368,660)	368,660	368,660
Total Short-Term Investments (Cost $14,703,310)		14,703,776
Total Investments — 99.7% (Cost $838,576,453)		726,054,778
Other Assets Less Liabilities — 0.3%		2,127,062
NET ASSETS — 100.0%		728,181,840
Percentages indicated are based on net assets.

Abbreviations
ADR	American Depositary Receipt
APAC	Asia Pacific
GDR	Global Depositary Receipt
JSC	Joint Stock Company
NVDR	Non-Voting Depositary Receipt
PJSC	Public Joint Stock Company
Preference	A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.
PT	Limited liability company
RTS	Russian Trading System
SGPS	Holding company
THB	Thai Baht

^	Amount rounds to less than 0.1% of net assets.
‡	Value determined using significant unobservable inputs.
*	Non-income producing security.
(a)	Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.
(b)	The security or a portion of this security is on loan at April 30, 2022. The total value of securities on loan at April 30, 2022 is $345,193.
(c)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(d)	The rate shown is the current yield as of April 30, 2022.
SEE NOTES TO FINANCIAL STATEMENTS.
April 30, 2022	J.P. Morgan Exchange-Traded Funds	79

JPMorgan ActiveBuilders Emerging Markets Equity ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF April 30, 2022 (Unaudited) (continued)
Summary of Investments by Industry, April 30, 2022
The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:
INDUSTRY	PERCENT OF TOTAL INVESTMENTS
Banks	15.0%
Semiconductors & Semiconductor Equipment	12.7
Technology Hardware, Storage & Peripherals	5.0
Internet & Direct Marketing Retail	4.0
IT Services	3.8
Interactive Media & Services	3.7
Insurance	3.7
Food & Staples Retailing	3.5
Food Products	3.2
Oil, Gas & Consumable Fuels	3.1
Electronic Equipment, Instruments & Components	2.6
Household Durables	2.4
Metals & Mining	2.4
Capital Markets	2.3
Chemicals	2.3
Real Estate Management & Development	2.1
Entertainment	2.1
Beverages	2.1
Automobiles	1.7
Diversified Financial Services	1.5
Thrifts & Mortgage Finance	1.4
Textiles, Apparel & Luxury Goods	1.2
Wireless Telecommunication Services	1.2
Hotels, Restaurants & Leisure	1.1
Machinery	1.0
Diversified Telecommunication Services	1.0
Transportation Infrastructure	1.0
Others (each less than 1.0%)	10.9
Short-Term Investments	2.0
SEE NOTES TO FINANCIAL STATEMENTS.
80	J.P. Morgan Exchange-Traded Funds	April 30, 2022

JPMorgan ActiveBuilders International Equity ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF April 30, 2022 (Unaudited)
INVESTMENTS	SHARES	VALUE($)
Common Stocks — 97.2%
Australia — 5.3%
Australia & New Zealand Banking Group Ltd.	2,915	55,470
BHP Group Ltd.	14,419	481,817
Commonwealth Bank of Australia	1,125	81,769
CSL Ltd.	243	46,377
Glencore plc *	15,037	92,653
Goodman Group, REIT	2,703	44,988
GPT Group (The), REIT	7,546	26,825
IDP Education Ltd.	1,692	31,389
Macquarie Group Ltd.	281	40,454
National Australia Bank Ltd.	4,658	106,336
Rio Tinto Ltd.	794	62,808
Rio Tinto plc	2,332	164,770
South32 Ltd.	8,587	28,598
Wesfarmers Ltd.	421	14,568
Westpac Banking Corp.	4,094	68,534
		1,347,356
Austria — 0.5%
BAWAG Group AG * (a)	354	16,809
Erste Group Bank AG	1,087	33,845
OMV AG	930	47,539
Wienerberger AG	713	20,127
		118,320
Belgium — 0.8%
Ageas SA	379	18,136
Bekaert SA	771	28,580
D'ieteren Group	87	13,965
KBC Group NV	2,080	141,506
		202,187
Brazil — 0.1%
MercadoLibre, Inc. *	20	19,473
Canada — 0.6%
Canadian National Railway Co.	589	69,269
Toronto-Dominion Bank (The)	1,228	88,698
		157,967
China — 0.9%
Alibaba Group Holding Ltd. *	3,504	42,741
BOC Hong Kong Holdings Ltd.	12,500	45,248
Prosus NV *	359	17,314
Tencent Holdings Ltd.	2,270	106,973
Yangzijiang Shipbuilding Holdings Ltd.	34,200	22,313
		234,589
INVESTMENTS	SHARES	VALUE($)

Denmark — 4.2%
AP Moller - Maersk A/S, Class B	10	28,942
Carlsberg A/S, Class B	726	92,226
Coloplast A/S, Class B	707	95,253
Genmab A/S *	236	82,988
Matas A/S	1,569	21,840
Novo Nordisk A/S, Class B	5,149	588,151
Orsted A/S (a)	608	67,263
Solar A/S, Class B	268	31,783
Spar Nord Bank A/S	1,807	22,943
Sydbank A/S	306	10,518
Vestas Wind Systems A/S	288	7,344
		1,049,251
Finland — 0.9%
Elisa OYJ	541	31,714
Kone OYJ, Class B	1,395	67,068
Nokia OYJ *	5,079	25,751
Nordea Bank Abp	8,715	86,889
Outokumpu OYJ	1,778	8,729
Valmet OYJ	645	17,274
		237,425
France — 11.0%
Air Liquide SA	666	115,224
Airbus SE	277	30,324
AXA SA	5,072	134,180
BNP Paribas SA (b)	3,196	165,717
Capgemini SE	1,273	259,156
Carrefour SA	1,861	39,467
Cie de Saint-Gobain	745	43,462
Credit Agricole SA	1,147	12,385
Dassault Systemes SE	328	14,506
Eiffage SA	314	31,007
EssilorLuxottica SA	94	16,003
IPSOS	605	29,125
Kering SA	154	81,939
L'Oreal SA	881	320,517
LVMH Moet Hennessy Louis Vuitton SE	733	474,350
Metropole Television SA	1,374	25,497
Orange SA	3,703	44,086
Pernod Ricard SA	535	110,416
Publicis Groupe SA	643	38,604
Safran SA	1,097	117,816
Sanofi	447	47,246
Societe Generale SA	1,729	41,555

SEE NOTES TO FINANCIAL STATEMENTS.
April 30, 2022	J.P. Morgan Exchange-Traded Funds	81

JPMorgan ActiveBuilders International Equity ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF April 30, 2022 (Unaudited) (continued)
INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued
France — continued
Technip Energies NV *	1,471	17,875
TotalEnergies SE	7,426	364,639
Veolia Environnement SA	1,377	40,176
Vinci SA	1,632	158,359
		2,773,631
Germany — 8.0%
adidas AG	780	157,294
Allianz SE (Registered)	1,509	340,482
Aurubis AG	256	29,092
BASF SE *	452	23,804
Bayer AG (Registered) *	1,178	77,596
Bayerische Motoren Werke AG	540	44,100
Covestro AG (a)	216	9,300
Daimler Truck Holding AG *	1,006	27,056
Deutsche Boerse AG	417	72,597
Deutsche Post AG (Registered)	2,723	116,333
Deutsche Telekom AG (Registered)	7,189	132,430
E.ON SE	992	10,324
Infineon Technologies AG	1,407	39,935
Kloeckner & Co. SE *	1,716	22,105
Mercedes-Benz Group AG *	1,265	88,299
Merck KGaA	212	39,332
Muenchener Rueckversicherungs-Gesellschaft AG (Registered)	517	123,119
RWE AG	3,283	136,308
SAP SE	431	43,680
Sartorius AG (Preference)	57	21,371
Siemens AG (Registered)	1,262	155,169
Symrise AG	837	99,598
Volkswagen AG (Preference)	958	148,362
Vonovia SE *	847	33,745
Zalando SE * (a)	847	33,326
		2,024,757
Hong Kong — 2.2%
AIA Group Ltd.	30,800	302,572
CK Asset Holdings Ltd.	3,500	23,727
CLP Holdings Ltd.	2,500	24,396
Hong Kong Exchanges & Clearing Ltd.	4,200	178,159
Hongkong Land Holdings Ltd.	5,600	26,124
		554,978
India — 0.5%
HDFC Bank Ltd., ADR	2,101	115,996
INVESTMENTS	SHARES	VALUE($)

Indonesia — 0.2%
Bank Central Asia Tbk. PT	90,500	50,759
Ireland — 0.1%
Kingspan Group plc	352	32,767
Italy — 1.0%
Assicurazioni Generali SpA	2,102	39,797
Azimut Holding SpA	1,051	22,309
Enel SpA	3,362	21,863
Eni SpA	3,931	54,951
FinecoBank Banca Fineco SpA	1,466	20,379
Intesa Sanpaolo SpA	18,647	37,997
Pirelli & C SpA (a)	5,521	27,362
UniCredit SpA	3,477	32,180
		256,838
Japan — 18.3%
AGC, Inc.	1,100	41,238
Asahi Group Holdings Ltd.	1,300	49,001
Asahi Kasei Corp.	1,500	12,307
Bridgestone Corp.	1,800	65,977
Brother Industries Ltd.	1,500	26,069
Central Japan Railway Co.	200	25,177
Cosmo Energy Holdings Co. Ltd.	1,300	32,298
Dai-ichi Life Holdings, Inc.	2,600	52,062
Daiichi Sankyo Co. Ltd.	1,100	27,697
Daikin Industries Ltd.	800	122,254
Daiwa House Industry Co. Ltd.	400	9,616
Daiwa Securities Group, Inc.	5,200	25,486
Dentsu Group, Inc.	1,200	43,250
FANUC Corp.	100	15,323
Fuyo General Lease Co. Ltd.	400	21,642
Hitachi Ltd.	1,700	80,625
Honda Motor Co. Ltd.	3,100	81,541
Hoya Corp.	2,000	198,484
Isuzu Motors Ltd.	3,100	36,164
ITOCHU Corp.	2,800	84,507
Japan Post Holdings Co. Ltd.	4,000	28,047
Japan Post Insurance Co. Ltd.	2,300	37,191
Kao Corp.	300	12,024
KDDI Corp.	3,000	99,344
Keyence Corp.	700	281,403
Konami Holdings Corp.	200	12,299
Kubota Corp.	3,000	50,966
Kyowa Kirin Co. Ltd.	4,200	88,522
Makita Corp.	1,700	50,247

SEE NOTES TO FINANCIAL STATEMENTS.
82	J.P. Morgan Exchange-Traded Funds	April 30, 2022

INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued
Japan — continued
Mitsubishi Chemical Holdings Corp.	5,500	33,537
Mitsubishi Corp.	3,200	107,442
Mitsubishi UFJ Financial Group, Inc.	25,100	145,916
Mitsui & Co. Ltd.	2,900	70,226
Mitsui Fudosan Co. Ltd.	2,900	61,462
Mizuho Financial Group, Inc.	4,400	53,428
MS&AD Insurance Group Holdings, Inc.	1,100	32,744
Murata Manufacturing Co. Ltd.	400	23,843
Nidec Corp.	700	45,254
Nintendo Co. Ltd.	100	45,639
NIPPON EXPRESS HOLDINGS, Inc.	300	17,589
Nippon Telegraph & Telephone Corp.	4,000	117,877
Nitori Holdings Co. Ltd.	100	10,288
Nomura Holdings, Inc.	2,400	9,241
Nomura Real Estate Holdings, Inc.	1,400	34,112
Nomura Research Institute Ltd.	300	8,483
Ono Pharmaceutical Co. Ltd.	1,400	35,967
ORIX Corp.	4,700	85,723
Recruit Holdings Co. Ltd.	1,800	65,307
Rohm Co. Ltd.	100	6,986
Ryohin Keikaku Co. Ltd.	500	4,494
SBI Holdings, Inc.	1,200	26,841
Sekisui House Ltd.	2,700	46,893
Seven & i Holdings Co. Ltd.	600	26,530
Shimano, Inc.	300	53,155
Shin-Etsu Chemical Co. Ltd.	700	96,204
Shionogi & Co. Ltd.	600	33,376
SMC Corp.	200	96,844
SoftBank Corp.	5,700	66,336
SoftBank Group Corp.	600	24,678
Sojitz Corp.	2,120	32,327
Sompo Holdings, Inc.	800	32,568
Sony Group Corp.	3,800	327,944
Sumitomo Corp.	2,700	42,724
Sumitomo Metal Mining Co. Ltd.	500	21,928
Sumitomo Mitsui Financial Group, Inc.	3,400	102,727
Sumitomo Mitsui Trust Holdings, Inc.	1,700	52,764
Suzuki Motor Corp.	500	15,073
Sysmex Corp.	400	26,239
T&D Holdings, Inc.	4,400	56,542
Takeda Pharmaceutical Co. Ltd.	2,600	75,443
Terumo Corp.	500	14,883
Tokio Marine Holdings, Inc.	1,300	70,289
Tokyo Electron Ltd.	500	210,973
INVESTMENTS	SHARES	VALUE($)

Japan — continued
Toyota Motor Corp.	18,400	315,260
Yamato Holdings Co. Ltd.	1,200	22,454
		4,617,314
Luxembourg — 0.1%
ArcelorMittal SA	1,168	34,056
Malta — 0.0% ^
Kindred Group plc, SDR	1,086	9,521
Netherlands — 6.4%
ABN AMRO Bank NV, CVA (a)	737	9,162
Adyen NV * (a)	81	135,861
Aegon NV	2,742	14,216
Akzo Nobel NV	247	21,426
Argenx SE *	111	31,980
ASM International NV	70	21,035
ASML Holding NV	947	537,459
ASR Nederland NV	754	34,268
Heijmans NV, CVA	1,725	23,691
ING Groep NV	9,652	91,445
Koninklijke Ahold Delhaize NV	3,036	89,550
Koninklijke DSM NV	175	29,419
Koninklijke KPN NV	9,709	33,502
NN Group NV	1,808	88,559
Randstad NV	389	20,570
Shell plc	12,973	348,272
Signify NV (a)	381	16,119
Wolters Kluwer NV	674	68,062
		1,614,596
Norway — 0.9%
DNB Bank ASA	1,794	34,763
Equinor ASA	2,831	95,687
Norsk Hydro ASA	4,600	38,629
SpareBank 1 Nord Norge	2,902	30,909
SpareBank 1 SMN	1,798	25,194
		225,182
Singapore — 1.5%
DBS Group Holdings Ltd.	11,500	278,997
Oversea-Chinese Banking Corp. Ltd.	6,200	55,047
United Overseas Bank Ltd.	1,800	38,531
Yangzijiang Financial Holding Pte. Ltd. *	34,200	13,478
		386,053
South Africa — 0.9%
Anglo American plc	4,968	220,038
SEE NOTES TO FINANCIAL STATEMENTS.
April 30, 2022	J.P. Morgan Exchange-Traded Funds	83

JPMorgan ActiveBuilders International Equity ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF April 30, 2022 (Unaudited) (continued)
INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued
South Korea — 0.9%
Delivery Hero SE * (a)	1,042	36,629
Samsung Electronics Co. Ltd., GDR (a)	144	188,102
		224,731
Spain — 1.9%
Banco Bilbao Vizcaya Argentaria SA	13,520	70,943
Banco Santander SA	17,074	49,896
CaixaBank SA	8,091	26,117
Endesa SA	1,294	27,119
Iberdrola SA	16,985	195,171
Industria de Diseno Textil SA	1,643	34,449
Repsol SA	3,130	46,693
Telefonica SA	7,030	34,199
		484,587
Sweden — 2.9%
Assa Abloy AB, Class B	4,021	101,619
Atlas Copco AB, Class A	3,965	179,761
Boliden AB	1,489	64,565
Inwido AB	1,455	20,088
Loomis AB	923	22,997
Lundin Energy AB (b)	2,117	87,529
Securitas AB, Class B	1,831	21,618
Skandinaviska Enskilda Banken AB, Class A	2,286	25,636
Skanska AB, Class B	1,099	20,993
SKF AB, Class B	1,112	18,162
SSAB AB, Class B (b)	3,611	21,235
Svenska Handelsbanken AB, Class A	7,031	70,917
Volvo AB, Class B	5,492	87,616
		742,736
Switzerland — 11.2%
ABB Ltd. (Registered)	816	24,482
Adecco Group AG (Registered)	379	14,626
Cie Financiere Richemont SA (Registered)	370	42,991
Givaudan SA (Registered)	12	47,694
Julius Baer Group Ltd.	787	37,609
Lonza Group AG (Registered)	368	216,985
Nestle SA (Registered)	6,181	797,930
Novartis AG (Registered)	3,832	338,631
Partners Group Holding AG	34	36,023
Roche Holding AG	1,723	638,913
SGS SA (Registered)	43	110,489
Sika AG (Registered)	226	69,034
Straumann Holding AG (Registered)	450	53,051
Swiss Life Holding AG (Registered)	74	43,269
INVESTMENTS	SHARES	VALUE($)

Switzerland — continued
Swisscom AG (Registered)	58	34,295
UBS Group AG (Registered)	8,010	135,983
Zurich Insurance Group AG	385	175,279
		2,817,284
Taiwan — 0.7%
Sea Ltd., ADR *	663	54,870
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	1,380	128,243
		183,113
United Kingdom — 12.1%
3i Group plc	5,811	95,098
Allfunds Group plc	1,845	15,816
Ashtead Group plc	561	29,008
AstraZeneca plc	1,235	164,800
Aviva plc	1,616	8,670
Barclays plc	33,138	60,912
Barratt Developments plc	1,818	11,123
Berkeley Group Holdings plc *	1,208	61,266
BP plc	46,909	226,467
British American Tobacco plc	1,285	53,857
BT Group plc	11,314	25,090
Centrica plc *	37,771	37,423
CK Hutchison Holdings Ltd.	3,500	24,563
DCC plc	514	38,945
Diageo plc	9,442	471,050
Drax Group plc	3,036	30,681
HSBC Holdings plc	23,456	146,580
InterContinental Hotels Group plc	524	33,452
Intertek Group plc	904	56,333
Investec plc	1,947	11,468
Land Securities Group plc, REIT	3,088	28,961
Legal & General Group plc	18,465	57,557
Linde plc	748	234,601
Lloyds Banking Group plc	181,567	103,123
London Stock Exchange Group plc	994	98,000
Man Group plc	8,713	25,394
Marks & Spencer Group plc *	11,914	20,339
Morgan Sindall Group plc	862	23,241
NatWest Group plc	9,102	24,419
Next plc	187	14,006
OSB Group plc	3,983	27,803
Oxford Nanopore Technologies plc *	1,265	4,817
Persimmon plc	1,764	45,942
Prudential plc	3,625	45,126

SEE NOTES TO FINANCIAL STATEMENTS.
84	J.P. Morgan Exchange-Traded Funds	April 30, 2022

INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued
United Kingdom — continued
Reach plc	4,292	8,775
Reckitt Benckiser Group plc	791	61,687
RELX plc	10,278	306,187
Smith & Nephew plc	1,664	26,971
SSE plc	1,291	29,985
Standard Chartered plc	7,832	53,542
Taylor Wimpey plc	8,971	14,109
Tesco plc	22,060	74,945
Unilever plc	1,241	57,694
Vodafone Group plc	21,036	31,848
WPP plc	3,427	42,717
		3,064,391
United States — 3.1%
Ferguson plc	1,412	177,134
GlaxoSmithKline plc	10,534	237,464
Schneider Electric SE	1,878	269,435
Stellantis NV	6,739	90,475
		774,508
Total Common Stocks (Cost $27,713,962)		24,574,404
Short-Term Investments — 2.4%
Investment Companies — 1.8%
JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.37% (c) (d)(Cost $450,008)	450,008	450,008
Investment of Cash Collateral from Securities Loaned — 0.6%
JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.37% (c) (d)(Cost $152,324)	152,324	152,324
Total Short-Term Investments (Cost $602,332)		602,332
INVESTMENTS	SHARES	VALUE($)
Total Investments — 99.6% (Cost $28,316,294)		25,176,736
Other Assets Less Liabilities — 0.4%		98,709
NET ASSETS — 100.0%		25,275,445
Percentages indicated are based on net assets.

Abbreviations
ADR	American Depositary Receipt
CVA	Dutch Certification
GDR	Global Depositary Receipt
OYJ	Public Limited Company
Preference	A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.
PT	Limited liability company
REIT	Real Estate Investment Trust
SDR	Swedish Depositary Receipt

^	Amount rounds to less than 0.1% of net assets.
*	Non-income producing security.
(a)	Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.
(b)	The security or a portion of this security is on loan at April 30, 2022. The total value of securities on loan at April 30, 2022 is $144,797.
(c)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(d)	The rate shown is the current yield as of April 30, 2022.
SEE NOTES TO FINANCIAL STATEMENTS.
April 30, 2022	J.P. Morgan Exchange-Traded Funds	85

JPMorgan ActiveBuilders International Equity ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF April 30, 2022 (Unaudited) (continued)
Summary of Investments by Industry, April 30, 2022
The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:
INDUSTRY	PERCENT OF TOTAL INVESTMENTS
Banks	11.0%
Pharmaceuticals	9.4
Insurance	6.8
Metals & Mining	5.2
Oil, Gas & Consumable Fuels	5.1
Semiconductors & Semiconductor Equipment	3.7
Capital Markets	3.5
Automobiles	3.3
Food Products	3.2
Chemicals	3.2
Textiles, Apparel & Luxury Goods	3.1
Beverages	2.9
Professional Services	2.6
Machinery	2.6
Trading Companies & Distributors	2.3
Household Durables	2.0
Health Care Equipment & Supplies	1.8
Diversified Telecommunication Services	1.7
Personal Products	1.6
IT Services	1.5
Electric Utilities	1.5
Electrical Equipment	1.5
Building Products	1.5
Electronic Equipment, Instruments & Components	1.2
Industrial Conglomerates	1.2
Construction & Engineering	1.0
Food & Staples Retailing	1.0
Others (each less than 1.0%)	12.2
Short-Term Investments	2.4
SEE NOTES TO FINANCIAL STATEMENTS.
86	J.P. Morgan Exchange-Traded Funds	April 30, 2022

JPMorgan BetaBuilders Canada ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF April 30, 2022 (Unaudited)
INVESTMENTS	SHARES	VALUE($)
Common Stocks — 99.5%
Aerospace & Defense — 0.4%
CAE, Inc. * (a)	1,056,916	25,134,304
Airlines — 0.3%
Air Canada * (a)	1,121,224	19,637,676
Auto Components — 0.9%
Magna International, Inc.	923,662	55,664,899
Banks — 25.2%
Bank of Montreal (a)	2,222,550	235,654,486
Bank of Nova Scotia (The)	4,015,758	254,296,434
Canadian Imperial Bank of Commerce	1,502,935	166,151,737
National Bank of Canada	1,127,809	78,766,219
Royal Bank of Canada	4,738,473	478,587,064
Toronto-Dominion Bank (The)	6,083,933	439,441,204
		1,652,897,144
Capital Markets — 4.5%
Brookfield Asset Management, Inc., Class A	4,867,695	242,806,909
CI Financial Corp.	596,812	7,781,576
IGM Financial, Inc. (a)	271,708	8,610,308
Onex Corp. (a)	246,006	14,781,616
TMX Group Ltd. (a)	186,418	18,979,185
		292,959,594
Chemicals — 2.8%
Nutrien Ltd.	1,838,142	180,630,558
Commercial Services & Supplies — 2.4%
GFL Environmental, Inc. (a)	478,597	14,417,705
Ritchie Bros Auctioneers, Inc.	369,008	20,325,385
Waste Connections, Inc. (a)	867,840	119,726,994
		154,470,084
Construction & Engineering — 0.6%
SNC-Lavalin Group, Inc. (a)	585,345	13,017,792
WSP Global, Inc.	247,685	28,885,819
		41,903,611
Containers & Packaging — 0.3%
CCL Industries, Inc., Class B	493,943	21,535,630
Diversified Telecommunication Services — 1.4%
BCE, Inc. (a)	1,000,194	53,176,546
TELUS Corp.	1,507,876	37,724,777
		90,901,323
Electric Utilities — 2.2%
Emera, Inc. (a)	870,469	42,031,053
INVESTMENTS	SHARES	VALUE($)

Electric Utilities — continued
Fortis, Inc. (a)	1,583,301	77,042,109
Hydro One Ltd. (a) (b)	1,017,248	27,500,894
		146,574,056
Equity Real Estate Investment Trusts (REITs) — 0.4%
Canadian Apartment Properties	283,313	11,097,427
H&R (a)	471,246	4,688,066
RioCan	505,315	9,440,361
		25,225,854
Food & Staples Retailing — 4.0%
Alimentation Couche-Tard, Inc.	2,771,513	123,382,111
Empire Co. Ltd., Class A	551,796	18,224,967
George Weston Ltd.	234,995	29,235,123
Loblaw Cos. Ltd.	544,913	49,844,492
Metro, Inc.	804,747	44,232,426
		264,919,119
Food Products — 0.3%
Saputo, Inc.	802,901	17,162,388
Gas Utilities — 0.3%
AltaGas Ltd. (a)	934,482	21,371,643
Hotels, Restaurants & Leisure — 0.9%
Restaurant Brands International, Inc.	1,031,427	58,923,775
Independent Power and Renewable Electricity Producers — 0.2%
Brookfield Renewable Corp.	424,911	15,257,965
Insurance — 6.9%
Fairfax Financial Holdings Ltd. (a)	83,306	45,773,718
Great-West Lifeco, Inc. (a)	899,952	24,827,228
iA Financial Corp., Inc.	358,862	18,763,679
Intact Financial Corp.	587,112	82,135,810
Manulife Financial Corp.	6,477,479	126,660,392
Power Corp. of Canada	1,906,747	56,104,804
Sun Life Financial, Inc.	1,953,969	97,207,924
		451,473,555
IT Services — 3.5%
CGI, Inc. *	723,254	57,673,405
Nuvei Corp. * (b)	214,490	11,994,677
Shopify, Inc., Class A *	380,097	162,592,694
		232,260,776

SEE NOTES TO FINANCIAL STATEMENTS.
April 30, 2022	J.P. Morgan Exchange-Traded Funds	87

JPMorgan BetaBuilders Canada ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF April 30, 2022 (Unaudited) (continued)
INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued
Media — 0.9%
Quebecor, Inc., Class B (a)	541,062	12,732,109
Shaw Communications, Inc., Class B	1,494,160	44,499,717
		57,231,826
Metals & Mining — 8.5%
Agnico Eagle Mines Ltd. (a)	1,516,321	88,265,663
Barrick Gold Corp.	5,932,740	132,310,747
First Quantum Minerals Ltd.	1,843,590	52,854,411
Franco-Nevada Corp.	637,960	96,479,873
Ivanhoe Mines Ltd., Class A * (a)	1,855,341	14,875,657
Kinross Gold Corp. (a)	4,366,186	22,057,795
Lundin Mining Corp.	2,132,044	19,467,463
Teck Resources Ltd., Class B	1,562,229	61,630,612
Wheaton Precious Metals Corp. (a)	1,503,297	67,380,097
		555,322,318
Multiline Retail — 1.2%
Canadian Tire Corp. Ltd., Class A	188,136	25,914,191
Dollarama, Inc.	927,507	51,564,667
		77,478,858
Multi-Utilities — 0.7%
Algonquin Power & Utilities Corp. (a)	2,240,226	32,435,452
Canadian Utilities Ltd., Class A (a)	394,013	11,845,080
		44,280,532
Oil, Gas & Consumable Fuels — 17.9%
Cameco Corp.	1,327,985	34,288,921
Canadian Natural Resources Ltd.	3,892,223	240,898,806
Cenovus Energy, Inc.	4,203,524	77,712,758
Enbridge, Inc.	6,755,775	294,810,841
Imperial Oil Ltd. (a)	723,483	36,426,171
Keyera Corp. (a)	736,955	18,282,611
Pembina Pipeline Corp.	1,833,946	69,394,866
Suncor Energy, Inc.	4,807,612	172,821,797
TC Energy Corp.	3,270,289	172,977,961
Tourmaline Oil Corp.	1,025,939	52,836,278
		1,170,451,010
Pharmaceuticals — 0.4%
Bausch Health Cos., Inc. *	959,183	18,225,709
Canopy Growth Corp. * (a)	826,271	4,766,020
		22,991,729
Professional Services — 0.8%
Thomson Reuters Corp.	551,058	55,095,076
INVESTMENTS	SHARES	VALUE($)

Real Estate Management & Development — 0.3%
FirstService Corp.	130,595	16,283,585
Road & Rail — 7.4%
Canadian National Railway Co.	2,011,359	236,543,897
Canadian Pacific Railway Ltd.	3,099,714	226,738,897
TFI International, Inc.	270,377	21,749,706
		485,032,500
Software — 2.4%
BlackBerry Ltd. * (a)	1,724,755	9,868,018
Constellation Software, Inc.	65,701	103,404,726
Lightspeed Commerce, Inc. *	445,311	9,952,033
Open Text Corp.	903,604	36,189,176
		159,413,953
Textiles, Apparel & Luxury Goods — 0.3%
Gildan Activewear, Inc.	641,936	21,751,819
Trading Companies & Distributors — 0.2%
Finning International, Inc.	525,915	14,795,133
Wireless Telecommunication Services — 1.0%
Rogers Communications, Inc., Class B	1,168,519	63,653,882
Total Common Stocks (Cost $5,175,314,258)		6,512,686,175
Short Term Investments — 7.3%
Investment of Cash Collateral from Securities Loaned — 7.3%
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.37% (c) (d)	221,169,116	221,014,297
JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.37% (c) (d)	257,252,232	257,252,232
Total Investment of Cash Collateral from Securities Loaned (Cost $478,272,533)		478,266,529
Total Investments — 106.8% (Cost $5,653,586,791)		6,990,952,704
Liabilities in Excess of Other Assets — (6.8)%		(444,258,203)
NET ASSETS — 100.0%		6,546,694,501
Percentages indicated are based on net assets.

*	Non-income producing security.
(a)	The security or a portion of this security is on loan at April 30, 2022. The total value of securities on loan at April 30, 2022 is $440,727,186.

SEE NOTES TO FINANCIAL STATEMENTS.
88	J.P. Morgan Exchange-Traded Funds	April 30, 2022

(b)	Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.
(c)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(d)	The rate shown is the current yield as of April 30, 2022.
Futures contracts outstanding as of April 30, 2022:

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
S&P / TSX 60 Index	154	06/16/2022	CAD	30,005,215	(1,128,590)

Abbreviations
CAD	Canadian Dollar
TSX	Toronto Stock Exchange
SEE NOTES TO FINANCIAL STATEMENTS.
April 30, 2022	J.P. Morgan Exchange-Traded Funds	89

JPMorgan BetaBuilders Developed Asia Pacific ex-Japan ETF
(formerly known as JPMorgan BetaBuilders Developed Asia ex-Japan ETF)
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF April 30, 2022(Unaudited)
INVESTMENTS	SHARES	VALUE($)
Common Stocks — 99.6%
Australia — 63.6%
Alumina Ltd.	5,261,776	6,624,558
Ampol Ltd.	533,489	12,542,982
APA Group	2,641,439	21,224,293
Aristocrat Leisure Ltd.	1,499,091	34,782,419
ASX Ltd.	433,403	26,203,404
Aurizon Holdings Ltd.	4,120,801	11,637,621
Australia & New Zealand Banking Group Ltd.	6,303,464	119,949,823
Bendigo & Adelaide Bank Ltd.	1,255,511	9,360,869
BHP Group Ltd.	11,333,069	378,699,396
BlueScope Steel Ltd.	1,097,440	15,600,764
Boral Ltd. (a)	740,848	1,848,141
Brambles Ltd.	3,211,724	23,716,394
Challenger Ltd.	1,290,484	6,529,272
Cochlear Ltd.	147,251	23,717,342
Coles Group Ltd.	2,989,277	39,304,989
Commonwealth Bank of Australia	3,820,115	277,659,385
Computershare Ltd.	1,283,995	22,636,927
Crown Resorts Ltd. *	803,459	7,274,642
CSL Ltd.	1,071,778	204,549,097
Dexus, REIT	2,407,877	18,826,162
Domino's Pizza Enterprises Ltd.	141,452	7,415,077
Endeavour Group Ltd.	2,846,733	15,583,188
Evolution Mining Ltd.	4,103,572	11,611,479
Fortescue Metals Group Ltd.	3,791,099	57,295,171
Goodman Group, REIT	3,805,991	63,346,515
GPT Group (The), REIT	4,288,420	15,244,844
Harvey Norman Holdings Ltd.	1,450,513	5,166,822
IDP Education Ltd.	467,335	8,669,721
Incitec Pivot Ltd.	4,348,077	11,726,856
Insurance Australia Group Ltd.	5,518,642	17,622,630
LendLease Corp. Ltd.	1,542,039	13,209,666
Macquarie Group Ltd.	807,344	116,227,731
Magellan Financial Group Ltd.	324,291	3,668,711
Medibank Pvt Ltd.	6,165,412	13,854,568
Mirvac Group, REIT	8,826,487	14,917,572
National Australia Bank Ltd.	7,257,215	165,672,753
Newcrest Mining Ltd.	2,001,196	37,581,170
Northern Star Resources Ltd.	2,607,225	17,921,518
Orica Ltd.	915,254	10,517,024
Origin Energy Ltd.	3,942,839	18,859,191
Qantas Airways Ltd. *	2,068,930	8,016,742
QBE Insurance Group Ltd.	3,305,483	28,517,344
Ramsay Health Care Ltd.	415,044	23,552,609
REA Group Ltd.	115,351	10,334,062
INVESTMENTS	SHARES	VALUE($)

Australia — continued
Reece Ltd.	636,315	7,730,977
Rio Tinto Ltd.	831,045	65,738,898
Santos Ltd.	6,824,100	38,133,549
Scentre Group, REIT	11,619,747	24,209,894
SEEK Ltd.	792,324	15,525,898
Seven Group Holdings Ltd.	349,691	4,878,860
Sonic Healthcare Ltd.	1,073,974	27,736,703
South32 Ltd.	10,409,843	34,668,290
Stockland, REIT	5,344,184	15,468,367
Suncorp Group Ltd.	2,826,605	22,694,786
Tabcorp Holdings Ltd.	4,982,856	19,055,534
Telstra Corp. Ltd.	9,205,398	26,130,895
TPG Telecom Ltd.	832,505	3,412,672
Transurban Group	6,872,510	69,011,093
Treasury Wine Estates Ltd.	1,616,008	12,785,351
Vicinity Centres, REIT	8,662,537	11,303,002
Washington H Soul Pattinson & Co. Ltd. (a)	549,354	10,704,780
Wesfarmers Ltd.	2,538,338	87,834,339
Westpac Banking Corp.	7,838,007	131,208,173
WiseTech Global Ltd.	365,276	11,324,584
Woodside Petroleum Ltd.	2,170,724	47,226,475
Woolworths Group Ltd.	2,713,262	73,402,053
Worley Ltd.	832,341	8,094,532
		2,727,501,149
China — 2.4%
Budweiser Brewing Co. APAC Ltd. (b)	3,854,300	9,590,259
ESR Cayman Ltd. * (b)	5,905,800	17,927,696
Wilmar International Ltd.	7,055,600	22,491,091
Wuxi Biologics Cayman, Inc. * (b)	7,266,500	53,632,704
		103,641,750
Hong Kong — 18.9%
AIA Group Ltd.	27,082,400	266,050,986
CK Asset Holdings Ltd.	4,404,500	29,858,728
CK Infrastructure Holdings Ltd.	1,297,500	8,723,628
CLP Holdings Ltd.	3,733,000	36,428,024
Dairy Farm International Holdings Ltd.	666,300	1,799,574
Hang Lung Properties Ltd.	4,130,000	7,898,919
Hang Seng Bank Ltd. (a)	1,626,400	28,796,172
Henderson Land Development Co. Ltd.	2,926,700	11,835,623
HK Electric Investments & HK Electric Investments Ltd. (b)	5,143,000	5,079,425
HKT Trust & HKT Ltd.	8,141,000	11,681,873
Hong Kong & China Gas Co. Ltd.	24,228,789	26,722,433
Hong Kong Exchanges & Clearing Ltd.	2,668,000	113,173,827

SEE NOTES TO FINANCIAL STATEMENTS.
90	J.P. Morgan Exchange-Traded Funds	April 30, 2022

INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued
Hong Kong — continued
Jardine Matheson Holdings Ltd.	565,500	30,045,015
Link, REIT	4,724,100	40,805,760
MTR Corp. Ltd.	3,466,500	18,417,885
New World Development Co. Ltd.	3,155,250	12,068,178
Power Assets Holdings Ltd.	3,058,000	20,595,807
Sino Land Co. Ltd.	7,160,000	9,463,965
Sun Hung Kai Properties Ltd.	3,438,500	39,601,518
Swire Pacific Ltd., Class B	2,002,500	1,887,986
Swire Pacific Ltd., Class A	1,114,500	6,348,091
Swire Properties Ltd.	2,357,400	5,649,643
Techtronic Industries Co. Ltd.	3,860,500	51,530,362
WH Group Ltd. (b)	17,521,191	12,100,129
Wharf Real Estate Investment Co. Ltd.	3,467,000	16,338,474
		812,902,025
Macau — 0.9%
Galaxy Entertainment Group Ltd.	4,489,000	25,614,996
Sands China Ltd. *	5,435,379	11,980,530
		37,595,526
New Zealand — 2.0%
a2 Milk Co. Ltd. (The) *	1,664,832	5,275,339
Auckland International Airport Ltd. *	2,703,399	13,579,190
Contact Energy Ltd.	1,744,183	9,163,266
Fisher & Paykel Healthcare Corp. Ltd.	1,292,008	17,754,933
Fletcher Building Ltd.	1,811,725	7,217,043
Mercury NZ Ltd.	1,402,906	5,439,152
Meridian Energy Ltd.	2,709,939	8,224,824
Ryman Healthcare Ltd. (a)	940,258	5,564,700
Spark New Zealand Ltd.	4,185,094	13,236,168
		85,454,615
Singapore — 10.1%
Ascendas, REIT	7,518,328	15,468,806
CapitaLand Integrated Commercial Trust, REIT	11,391,932	19,088,233
Capitaland Investment Ltd. *	5,582,500	16,927,270
City Developments Ltd.	1,055,700	6,472,623
DBS Group Holdings Ltd.	4,027,500	97,709,699
Frasers Property Ltd.	1,845,700	1,454,726
Genting Singapore Ltd. *	12,694,500	7,370,320
Great Eastern Holdings Ltd.	127,200	1,871,109
Jardine Cycle & Carriage Ltd.	221,200	4,610,341
Keppel Corp. Ltd.	3,216,000	15,860,677
Mapletree Commercial Trust, REIT	4,908,900	6,602,091
Olam Group Ltd.	1,982,800	2,423,032
INVESTMENTS	SHARES	VALUE($)

Singapore — continued
Oversea-Chinese Banking Corp. Ltd.	8,950,200	79,465,149
SATS Ltd. *	1,509,900	4,929,938
Singapore Airlines Ltd. *	2,989,500	11,783,602
Singapore Exchange Ltd.	1,842,300	12,963,062
Singapore Technologies Engineering Ltd.	3,417,700	10,065,514
Singapore Telecommunications Ltd.	15,891,200	31,715,578
United Overseas Bank Ltd.	3,443,700	73,716,719
UOL Group Ltd. *	1,058,500	5,561,927
Venture Corp. Ltd.	604,900	7,425,709
		433,486,125
United Kingdom — 1.0%
CK Hutchison Holdings Ltd.	6,009,000	42,170,723
United States — 0.7%
James Hardie Industries plc, CHDI	996,954	28,740,458
JS Global Lifestyle Co. Ltd. (b)	1,877,500	2,227,296
		30,967,754
Total Common Stocks (Cost $4,178,595,820)		4,273,719,667
Short-Term Investments — 0.3%
Investment of Cash Collateral from Securities Loaned — 0.3%
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.37% (c) (d)	954,795	954,127
JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.37% (c) (d)	9,907,352	9,907,352
Total Investment of Cash Collateral from Securities Loaned (Cost $10,861,861)		10,861,479
Total Investments — 99.9% (Cost $4,189,457,681)		4,284,581,146
Other Assets Less Liabilities — 0.1%		5,945,880
NET ASSETS — 100.0%		4,290,527,026
Percentages indicated are based on net assets.

Abbreviations
APAC	Asia Pacific
CHDI	Clearing House Electronic Subregister System (CHESS) Depository Interest
REIT	Real Estate Investment Trust

*	Non-income producing security.
(a)	The security or a portion of this security is on loan at April 30, 2022. The total value of securities on loan at April 30, 2022 is $7,721,703.
SEE NOTES TO FINANCIAL STATEMENTS.
April 30, 2022	J.P. Morgan Exchange-Traded Funds	91

JPMorgan BetaBuilders Developed Asia Pacific ex-Japan ETF
(formerly known as JPMorgan BetaBuilders Developed Asia ex-Japan ETF)
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF April 30, 2022(Unaudited) (continued)
(b)	Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.
(c)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(d)	The rate shown is the current yield as of April 30, 2022.
Summary of Investments by Industry, April 30, 2022
The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:
INDUSTRY	PERCENT OF TOTAL INVESTMENTS
Banks	23.1%
Metals & Mining	14.6
Insurance	8.1
Capital Markets	6.3
Equity Real Estate Investment Trusts (REITs)	5.9
Biotechnology	4.8
Real Estate Management & Development	4.6
Food & Staples Retailing	3.1
Hotels, Restaurants & Leisure	2.7
Oil, Gas & Consumable Fuels	2.5
Electric Utilities	2.4
Industrial Conglomerates	2.2
Multiline Retail	2.1
Transportation Infrastructure	2.0
Diversified Telecommunication Services	2.0
Health Care Providers & Services	1.3
Life Sciences Tools & Services	1.3
Machinery	1.2
Gas Utilities	1.1
Health Care Equipment & Supplies	1.0
Others (each less than 1.0%)	7.4
Short-Term Investments	0.3
SEE NOTES TO FINANCIAL STATEMENTS.
92	J.P. Morgan Exchange-Traded Funds	April 30, 2022

Futures contracts outstanding as of April 30, 2022:

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
MSCI Singapore Index	246	05/30/2022	SGD	5,500,958	35,171
SPI 200 Index	82	06/16/2022	AUD	10,582,211	259,650
					294,821

Abbreviations
AUD	Australian Dollar
MSCI	Morgan Stanley Capital International
SGD	Singapore Dollar
SPI	Australian Securities Exchange
SEE NOTES TO FINANCIAL STATEMENTS.
April 30, 2022	J.P. Morgan Exchange-Traded Funds	93

JPMorgan BetaBuilders Europe ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF April 30, 2022 (Unaudited)
INVESTMENTS	SHARES	VALUE($)
Common Stocks — 99.1%
Australia — 1.4%
Glencore plc *	10,337,412	63,695,688
Rio Tinto plc	1,002,508	70,833,373
		134,529,061
Austria — 0.5%
ANDRITZ AG	67,809	2,882,635
BAWAG Group AG * (a)	65,673	3,118,407
Erste Group Bank AG	320,860	9,990,223
EVN AG	35,601	906,270
Mondi plc	458,889	8,620,673
OMV AG	136,120	6,958,133
Raiffeisen Bank International AG (b)	127,485	1,451,202
Strabag SE	13,654	533,680
Telekom Austria AG *	131,280	935,992
Verbund AG * (b)	64,366	6,880,037
Vienna Insurance Group AG Wiener Versicherung Gruppe	33,781	837,939
voestalpine AG	104,621	2,722,539
		45,837,730
Belgium — 1.5%
Ackermans & van Haaren NV	21,173	3,774,642
Ageas SA	171,478	8,205,490
Anheuser-Busch InBev SA (b)	820,736	47,224,750
D'ieteren Group	22,523	3,615,227
Elia Group SA/NV	31,856	5,070,786
Etablissements Franz Colruyt NV (b)	54,317	1,994,565
Groupe Bruxelles Lambert SA	97,553	9,205,149
KBC Group NV	319,105	21,709,310
Proximus SADP	146,964	2,568,683
Sofina SA (b)	14,912	4,569,887
Solvay SA	68,966	6,485,371
Telenet Group Holding NV	45,070	1,343,195
UCB SA	119,505	13,584,454
Umicore SA (b)	188,576	7,249,514
Warehouses De Pauw CVA, REIT	132,775	5,107,880
		141,708,903
Brazil — 0.1%
Yara International ASA	149,319	7,592,609
Chile — 0.1%
Antofagasta plc	326,033	6,241,545
China — 0.4%
Prosus NV *	822,988	39,691,612
INVESTMENTS	SHARES	VALUE($)

Colombia — 0.0% ^
Millicom International Cellular SA, SDR * (b)	96,228	2,169,436
Denmark — 4.1%
AP Moller - Maersk A/S, Class A	2,846	8,056,003
AP Moller - Maersk A/S, Class B	5,562	16,097,692
Carlsberg A/S, Class B	94,828	12,046,307
Chr Hansen Holding A/S	97,187	7,571,812
Coloplast A/S, Class B	112,309	15,131,243
Danske Bank A/S	643,661	9,873,017
Demant A/S *	95,301	4,187,863
DSV A/S	201,865	33,096,118
Genmab A/S *	62,077	21,828,859
GN Store Nord A/S (b)	130,616	4,901,959
Novo Nordisk A/S, Class B	1,557,711	177,931,547
Novozymes A/S, Class B	198,487	13,836,440
Orsted A/S (a) (b)	178,810	19,781,840
Pandora A/S	94,484	8,296,306
ROCKWOOL A/S, Class A	5,597	1,554,184
ROCKWOOL A/S, Class B	6,552	1,832,465
Tryg A/S	340,165	8,088,146
Vestas Wind Systems A/S	954,200	24,333,061
		388,444,862
Finland — 2.0%
Elisa OYJ	142,240	8,338,308
Fortum OYJ	411,382	6,839,579
Huhtamaki OYJ	90,715	3,429,052
Kesko OYJ, Class A	88,856	2,086,471
Kesko OYJ, Class B	258,058	6,496,988
Kone OYJ, Class B	381,121	18,323,418
Konecranes OYJ	60,654	1,704,604
Metso Outotec OYJ	665,890	5,670,026
Neste OYJ	407,061	17,466,507
Nokia OYJ *	5,113,524	25,925,926
Nokian Renkaat OYJ	119,494	1,604,634
Nordea Bank Abp	3,268,781	32,590,023
Orion OYJ, Class A	28,509	1,155,271
Orion OYJ, Class B (b)	100,471	3,940,726
Sampo OYJ, Class A	476,514	23,138,311
Stora Enso OYJ, Class A (b)	48,370	997,596
Stora Enso OYJ, Class R	578,620	11,386,952
UPM-Kymmene OYJ	504,387	17,447,900
Wartsila OYJ Abp	458,535	3,681,964
		192,224,256

SEE NOTES TO FINANCIAL STATEMENTS.
94	J.P. Morgan Exchange-Traded Funds	April 30, 2022

INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued
France — 15.1%
Adevinta ASA *	385,598	2,978,909
Aeroports de Paris *	24,366	3,446,569
Air Liquide SA	449,166	77,709,484
Airbus SE	579,413	63,429,445
Alstom SA	278,683	6,125,565
Amundi SA (a)	57,650	3,466,495
Arkema SA	60,356	6,877,225
AXA SA (b)	1,945,057	51,456,556
BioMerieux	44,819	4,266,853
BNP Paribas SA (b)	1,073,161	55,644,889
Bollore SE	863,421	4,029,091
Bouygues SA (b)	206,106	7,086,595
Bureau Veritas SA	273,627	7,860,403
Capgemini SE	151,430	30,827,975
Carrefour SA	586,549	12,439,275
Cie de Saint-Gobain	495,202	28,889,191
Cie Generale des Etablissements Michelin SCA	168,710	20,896,421
CNP Assurances (b)	136,319	2,995,543
Covivio, REIT (b)	44,761	3,187,769
Credit Agricole SA	1,324,046	14,297,139
Danone SA	649,889	39,299,591
Dassault Aviation SA	22,101	3,708,660
Dassault Systemes SE	655,389	28,984,159
Edenred	235,784	11,841,582
Eiffage SA	76,021	7,506,977
Electricite de France SA	529,680	4,815,345
Engie SA	1,679,996	19,824,757
EssilorLuxottica SA	284,281	48,398,220
Gecina SA, REIT	51,380	5,787,863
Getlink SE	410,582	7,513,286
Hermes International	32,912	40,582,385
Ipsen SA	37,965	3,935,596
Kering SA	69,505	36,981,690
Legrand SA	252,702	22,392,981
L'Oreal SA	222,702	81,021,207
LVMH Moet Hennessy Louis Vuitton SE	252,778	163,581,571
Orange SA	1,784,610	21,246,485
Pernod Ricard SA	190,536	39,323,624
Publicis Groupe SA	222,805	13,376,480
Safran SA	330,971	35,545,772
Sanofi (b)	1,086,466	114,833,951
Sartorius Stedim Biotech	22,718	7,433,988
SEB SA	31,398	3,770,500
Societe Generale SA	735,741	17,682,834
INVESTMENTS	SHARES	VALUE($)

France — continued
Sodexo SA	77,995	5,867,218
Teleperformance	55,560	19,941,096
Thales SA	100,834	12,909,270
TotalEnergies SE (b)	2,318,079	113,824,574
Unibail-Rodamco-Westfield, REIT *	110,014	7,764,234
Veolia Environnement SA	621,553	18,134,784
Vinci SA (b)	487,396	47,293,913
Vivendi SE (b)	764,742	8,783,505
Worldline SA * (a)	235,811	9,277,794
		1,431,097,284
Germany — 11.4%
adidas AG	168,839	34,047,939
Allianz SE (Registered)	385,940	87,081,233
Aroundtown SA	915,064	4,601,429
BASF SE *	868,020	45,712,507
Bayer AG (Registered) *	928,439	61,157,247
Bayerische Motoren Werke AG	301,590	24,629,585
Bayerische Motoren Werke AG (Preference)	54,462	4,012,138
Beiersdorf AG	92,804	9,321,279
Brenntag SE	145,926	11,260,155
Carl Zeiss Meditec AG	34,633	4,350,065
Commerzbank AG *	934,912	6,103,409
Continental AG *	101,995	6,990,850
Covestro AG (a)	182,486	7,857,035
Deutsche Bank AG (Registered) *	1,953,102	19,529,718
Deutsche Boerse AG	179,532	31,255,545
Deutsche Lufthansa AG (Registered) *	564,870	4,202,392
Deutsche Post AG (Registered)	936,687	40,017,600
Deutsche Telekom AG (Registered)	3,204,154	59,024,232
Deutsche Wohnen SE	45,345	1,298,671
E.ON SE	2,121,621	22,079,626
Evonik Industries AG	180,641	4,724,916
Fresenius Medical Care AG & Co. KGaA	188,219	11,704,749
Fresenius SE & Co. KGaA	390,554	13,805,282
GEA Group AG	155,142	6,039,129
Hannover Rueck SE	56,996	8,858,925
HeidelbergCement AG	134,956	7,774,467
Henkel AG & Co. KGaA	93,267	5,918,831
Henkel AG & Co. KGaA (Preference)	168,326	10,808,434
Infineon Technologies AG	1,234,083	35,027,250
KION Group AG	68,227	3,795,192
Mercedes-Benz Group AG *	788,577	55,043,627
Merck KGaA	122,054	22,644,361
SEE NOTES TO FINANCIAL STATEMENTS.
April 30, 2022	J.P. Morgan Exchange-Traded Funds	95

JPMorgan BetaBuilders Europe ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF April 30, 2022 (Unaudited) (continued)
INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued
Germany — continued
MTU Aero Engines AG *	50,503	10,184,722
Muenchener Rueckversicherungs-Gesellschaft AG (Registered)	132,432	31,537,448
Porsche Automobil Holding SE (Preference)	144,684	11,933,526
Puma SE	96,887	7,128,812
RWE AG	638,920	26,527,568
SAP SE	1,033,117	104,702,281
Sartorius AG (Preference)	23,299	8,735,483
Siemens AG (Registered)	755,000	92,831,021
Siemens Energy AG	377,662	7,274,628
Siemens Healthineers AG (a)	266,552	14,252,521
Symrise AG	125,564	14,941,402
Talanx AG	50,305	2,091,666
Telefonica Deutschland Holding AG	871,428	2,620,846
TUI AG * (b)	1,073,439	3,060,377
Uniper SE	86,487	2,223,117
Volkswagen AG (Preference)	173,343	26,845,013
Vonovia SE *	733,920	29,240,102
Zalando SE * (a) (b)	183,220	7,209,021
		1,074,017,372
Ireland — 0.9%
CRH plc	725,900	28,691,100
Flutter Entertainment plc *	144,360	14,506,661
Kerry Group plc, Class A	145,446	16,111,017
Kingspan Group plc	145,780	13,570,232
Smurfit Kappa Group plc	244,799	10,344,171
		83,223,181
Italy — 3.3%
A2A SpA	1,480,235	2,529,068
Amplifon SpA	87,681	3,498,021
Assicurazioni Generali SpA (b)	1,150,333	21,779,357
Atlantia SpA * (b)	475,938	11,353,757
Banca Mediolanum SpA	203,355	1,476,224
Banco BPM SpA	1,431,802	4,511,174
Brembo SpA	135,687	1,358,061
Buzzi Unicem SpA	89,124	1,650,459
Coca-Cola HBC AG *	185,609	3,763,017
Davide Campari-Milano NV	505,015	5,698,176
DiaSorin SpA (b)	18,523	2,426,362
Enel SpA	7,301,422	47,480,368
Eni SpA	2,385,016	33,339,639
Ferrari NV (b)	120,940	25,464,490
FinecoBank Banca Fineco SpA	576,411	8,012,898
INVESTMENTS	SHARES	VALUE($)

Italy — continued
Hera SpA	760,009	2,834,525
Infrastrutture Wireless Italiane SpA (a)	335,748	3,582,542
Intesa Sanpaolo SpA	16,157,579	32,924,582
Leonardo SpA *	382,356	3,934,973
Mediobanca Banca di Credito Finanziario SpA	661,868	6,633,806
Moncler SpA	199,065	10,370,033
Nexi SpA * (a)	730,544	7,165,119
Pirelli & C SpA (a)	415,747	2,060,446
Poste Italiane SpA (a)	431,906	4,232,308
Prysmian SpA	253,431	8,242,818
Recordati Industria Chimica e Farmaceutica SpA	94,805	4,568,498
Snam SpA	1,937,253	10,625,061
Telecom Italia SpA	9,560,494	2,791,869
Telecom Italia SpA	5,696,088	1,585,547
Terna - Rete Elettrica Nazionale (b)	1,329,614	10,844,440
UniCredit SpA	2,103,519	19,468,236
UnipolSai Assicurazioni SpA (b)	399,985	1,125,092
		307,330,966
Jordan — 0.0% ^
Hikma Pharmaceuticals plc	170,095	3,995,601
Luxembourg — 0.3%
ArcelorMittal SA	576,072	16,796,936
Eurofins Scientific SE	121,799	11,319,732
RTL Group SA	35,123	1,826,307
		29,942,975
Mexico — 0.0% ^
Fresnillo plc	174,077	1,684,404
Netherlands — 8.0%
Adyen NV * (a)	29,245	49,052,443
Aegon NV	1,333,601	6,914,297
Akzo Nobel NV	171,539	14,880,404
Argenx SE *	47,484	13,680,545
Argenx SE *	699	202,345
ASM International NV	36,300	10,907,864
ASML Holding NV	384,108	217,996,085
EXOR NV	107,113	7,433,089
HAL Trust	81,899	11,812,643
Heineken Holding NV	95,256	7,435,896
Heineken NV (b)	223,112	21,778,194
ING Groep NV (b)	3,689,058	34,950,902
JDE Peet's NV	80,633	2,372,147

SEE NOTES TO FINANCIAL STATEMENTS.
96	J.P. Morgan Exchange-Traded Funds	April 30, 2022

INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued
Netherlands — continued
Koninklijke Ahold Delhaize NV	988,183	29,147,421
Koninklijke DSM NV	165,186	27,769,353
Koninklijke KPN NV	3,277,591	11,309,631
Koninklijke Philips NV	835,180	21,824,184
NN Group NV	300,356	14,711,918
Randstad NV	118,303	6,255,760
Shell plc	7,228,888	194,065,968
Universal Music Group NV	1,250,984	29,030,856
Wolters Kluwer NV	248,132	25,057,065
		758,589,010
Norway — 1.3%
Aker ASA, Class A (b)	22,526	1,836,114
Aker BP ASA (b)	119,097	4,267,113
AutoStore Holdings Ltd. * (b)	842,352	1,878,699
DNB Bank ASA (b)	849,684	16,464,597
Equinor ASA	1,015,903	34,337,099
Gjensidige Forsikring ASA (b)	179,532	3,838,289
Kongsberg Gruppen ASA	84,514	3,630,095
Leroy Seafood Group ASA	264,669	2,483,995
Mowi ASA	425,108	12,008,045
Norsk Hydro ASA (b)	1,290,367	10,835,890
Orkla ASA	709,770	5,759,532
Salmar ASA (b)	53,461	4,374,699
Schibsted ASA, Class A	72,120	1,502,900
Schibsted ASA, Class B	94,488	1,828,439
Storebrand ASA	446,058	3,874,547
Telenor ASA	608,290	8,578,999
TOMRA Systems ASA	110,555	4,347,623
		121,846,675
Poland — 0.4%
Allegro.eu SA * (a)	367,524	1,890,355
Bank Polska Kasa Opieki SA	166,107	3,650,245
CD Projekt SA	66,706	1,805,391
Cyfrowy Polsat SA	253,918	1,387,611
Dino Polska SA * (a)	45,349	2,933,709
ING Bank Slaski SA	30,689	1,357,875
KGHM Polska Miedz SA	128,536	4,157,910
LPP SA	1,005	2,123,747
mBank SA *	12,371	828,012
PGE Polska Grupa Energetyczna SA *	759,847	1,689,850
Polski Koncern Naftowy ORLEN SA	274,820	4,642,931
Polskie Gornictwo Naftowe i Gazownictwo SA	1,528,886	2,142,073
INVESTMENTS	SHARES	VALUE($)

Poland — continued
Powszechna Kasa Oszczednosci Bank Polski SA *	814,953	6,014,798
Powszechny Zaklad Ubezpieczen SA	538,514	3,723,149
Santander Bank Polska SA	31,942	1,945,178
		40,292,834
Portugal — 0.3%
EDP - Energias de Portugal SA	2,773,042	12,924,216
Galp Energia SGPS SA	429,933	5,232,994
Jeronimo Martins SGPS SA	261,597	5,445,570
		23,602,780
Russia — 0.0% ^
Evraz plc ‡	453,755	23,359
Singapore — 0.2%
STMicroelectronics NV	619,512	22,889,205
South Africa — 0.6%
Anglo American plc	1,274,355	56,442,441
South Korea — 0.1%
Delivery Hero SE * (a) (b)	180,314	6,338,573
Spain — 3.8%
Acciona SA	23,273	4,555,628
ACS Actividades de Construccion y Servicios SA	242,279	6,203,619
Aena SME SA * (a)	69,433	9,853,204
Amadeus IT Group SA *	425,750	26,678,739
Banco Bilbao Vizcaya Argentaria SA (b)	6,300,946	33,062,642
Banco Santander SA (b)	16,386,192	47,886,195
CaixaBank SA	4,113,143	13,276,801
Cellnex Telecom SA (a)	539,260	25,135,074
Corp. ACCIONA Energias Renovables SA	52,863	1,954,197
EDP Renovaveis SA (b)	226,881	5,369,628
Enagas SA	235,252	5,086,782
Endesa SA	300,091	6,289,142
Ferrovial SA	471,424	12,089,369
Grifols SA (b)	277,804	4,652,870
Grifols SA (Preference), Class B	246,990	2,681,126
Iberdrola SA	5,535,727	63,609,940
Industria de Diseno Textil SA (b)	1,060,316	22,231,934
Mapfre SA	931,218	1,699,341
Naturgy Energy Group SA (b)	311,513	9,371,033
Red Electrica Corp. SA	409,067	8,236,260
Repsol SA	1,327,938	19,810,031
SEE NOTES TO FINANCIAL STATEMENTS.
April 30, 2022	J.P. Morgan Exchange-Traded Funds	97

JPMorgan BetaBuilders Europe ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF April 30, 2022 (Unaudited) (continued)
INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued
Spain — continued
Siemens Gamesa Renewable Energy SA *	212,380	3,382,909
Telefonica SA	5,187,950	25,237,522
		358,353,986
Sweden — 5.6%
Alfa Laval AB (b)	281,461	7,834,826
Assa Abloy AB, Class B	937,210	23,685,306
Atlas Copco AB, Class A	610,796	27,691,582
Atlas Copco AB, Class B	368,773	14,595,213
Axfood AB (b)	99,179	2,940,186
Beijer Ref AB	234,101	3,812,096
Boliden AB (b)	258,456	11,206,956
Castellum AB (b)	270,366	5,354,152
Electrolux AB, Class B (b)	238,752	3,641,065
Elekta AB, Class B (b)	327,325	2,204,624
Embracer Group AB * (b)	624,996	4,177,481
Epiroc AB, Class A (b)	591,551	11,992,550
Epiroc AB, Class B	368,515	6,429,059
EQT AB (b)	261,030	7,387,624
Essity AB, Class A	26,669	710,217
Essity AB, Class B (b)	569,259	15,011,922
Evolution AB (a)	170,777	17,521,432
Fabege AB	256,279	3,110,751
Fastighets AB Balder, Class B *	99,416	4,927,780
Getinge AB, Class B	206,476	5,972,895
H & M Hennes & Mauritz AB, Class B (b)	703,945	8,862,021
Hexagon AB, Class B * (b)	1,961,963	25,315,074
Hexpol AB	246,156	2,113,536
Holmen AB, Class B	87,493	5,056,988
Husqvarna AB, Class A	23,704	228,954
Husqvarna AB, Class B (b)	391,434	3,741,759
Industrivarden AB, Class A (b)	172,530	4,420,657
Industrivarden AB, Class C (b)	161,724	4,072,126
Indutrade AB	251,234	5,926,065
Intrum AB * (b)	70,218	1,697,384
Investment AB Latour, Class B (b)	128,751	3,410,945
Investor AB, Class A (b)	541,875	11,317,882
Investor AB, Class B (b)	1,721,698	33,130,470
Kinnevik AB, Class A *	8,044	175,237
Kinnevik AB, Class B *	228,792	4,478,023
L E Lundbergforetagen AB, Class B	60,308	2,820,386
Lifco AB, Class B *	200,302	4,201,465
Lundin Energy AB (b)	180,977	7,482,650
Nibe Industrier AB, Class B	1,331,013	13,049,791
Nordnet AB publ	153,510	2,662,593
INVESTMENTS	SHARES	VALUE($)

Sweden — continued
Saab AB, Class B	76,925	3,253,845
Sagax AB, Class B	157,730	4,029,125
Sagax AB, Class D	105,049	323,616
Samhallsbyggnadsbolaget i Norden AB (b)	1,081,642	3,397,620
Samhallsbyggnadsbolaget i Norden AB, Class D (b)	141,051	370,021
Sandvik AB (b)	1,031,165	19,518,214
Securitas AB, Class B (b)	305,713	3,609,494
Sinch AB * (a) (b)	646,224	2,855,917
Skandinaviska Enskilda Banken AB, Class C (b)	13,207	160,920
Skandinaviska Enskilda Banken AB, Class A	1,517,390	17,016,156
Skanska AB, Class B	378,276	7,225,900
SKF AB, Class A (b)	13,625	267,417
SKF AB, Class B (b)	357,286	5,835,441
SSAB AB, Class A	209,236	1,328,882
SSAB AB, Class B (b)	596,657	3,508,717
Storskogen Group AB, Class B * (b)	936,528	1,975,409
Svenska Cellulosa AB SCA, Class A	29,240	574,071
Svenska Cellulosa AB SCA, Class B	566,501	10,963,381
Svenska Handelsbanken AB, Class B (b)	33,184	374,583
Svenska Handelsbanken AB, Class A	1,451,812	14,643,439
Swedbank AB, Class A	877,181	13,876,339
Swedish Match AB	1,493,070	11,891,976
Tele2 AB, Class B (b)	473,307	6,273,348
Telefonaktiebolaget LM Ericsson, Class A	57,112	483,120
Telefonaktiebolaget LM Ericsson, Class B	2,729,053	21,770,270
Telia Co. AB	2,357,370	9,784,533
Trelleborg AB, Class B (b)	229,230	5,027,836
Vitrolife AB	69,057	1,775,666
Volvo AB, Class A	180,742	2,971,514
Volvo AB, Class B (b)	1,501,006	23,946,211
Volvo Car AB, Class B *	506,889	3,718,629
		527,123,333
Switzerland — 15.4%
ABB Ltd. (Registered)	1,687,886	50,639,889
Adecco Group AG (Registered)	158,909	6,132,284
Alcon, Inc.	472,116	33,709,494
Baloise Holding AG (Registered)	43,202	7,514,597
Barry Callebaut AG (Registered)	2,839	6,534,117
Chocoladefabriken Lindt & Spruengli AG	1,021	11,450,509
Chocoladefabriken Lindt & Spruengli AG (Registered)	104	12,337,805

SEE NOTES TO FINANCIAL STATEMENTS.
98	J.P. Morgan Exchange-Traded Funds	April 30, 2022

INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued
Switzerland — continued
Cie Financiere Richemont SA (Registered)	493,287	57,315,378
Credit Suisse Group AG (Registered) (b)	2,379,636	16,151,357
EMS-Chemie Holding AG (Registered)	6,508	5,805,950
Geberit AG (Registered)	33,997	19,387,600
Givaudan SA (Registered) (b)	7,523	29,900,327
Holcim AG *	488,846	23,902,385
Julius Baer Group Ltd.	209,056	9,990,336
Kuehne + Nagel International AG (Registered)	47,954	13,414,953
Lonza Group AG (Registered)	70,447	41,537,968
Mediclinic International plc *	383,172	1,776,363
Nestle SA (Registered)	2,660,089	343,401,765
Novartis AG (Registered)	2,300,420	203,286,536
Partners Group Holding AG	21,386	22,658,412
Roche Holding AG	663,928	246,193,831
Roche Holding AG	25,155	10,105,908
Schindler Holding AG	38,474	7,391,841
Schindler Holding AG (Registered)	19,089	3,664,597
SGS SA (Registered)	5,762	14,805,581
Sika AG (Registered)	144,686	44,195,535
Sonova Holding AG (Registered)	50,214	18,108,481
Straumann Holding AG (Registered)	108,256	12,762,479
Swatch Group AG (The) (b)	27,327	7,013,277
Swatch Group AG (The) (Registered)	50,769	2,504,648
Swiss Life Holding AG (Registered)	29,844	17,450,250
Swisscom AG (Registered)	24,003	14,192,994
Temenos AG (Registered)	63,501	6,410,158
UBS Group AG (Registered)	3,498,563	59,393,847
Vifor Pharma AG	45,383	8,026,878
Zurich Insurance Group AG	142,147	64,715,254
		1,453,783,584
United Arab Emirates — 0.0% ^
NMC Health plc *	23,176	—
United Kingdom — 19.3%
3i Group plc	919,570	15,048,986
abrdn plc	2,060,728	4,838,853
Admiral Group plc	257,630	8,109,491
Allfunds Group plc	178,502	1,530,212
Ashtead Group plc	424,505	21,949,987
ASOS plc *	66,120	1,151,314
Associated British Foods plc	336,576	6,735,137
AstraZeneca plc	1,464,066	195,366,779
Auto Trader Group plc (a)	915,679	7,226,687
AVEVA Group plc	116,764	3,138,157
INVESTMENTS	SHARES	VALUE($)

United Kingdom — continued
Aviva plc	3,553,305	19,063,938
B&M European Value Retail SA	804,145	4,927,067
BAE Systems plc	3,047,299	28,146,857
Barclays plc	15,060,917	27,684,112
Barratt Developments plc	966,278	5,911,731
Berkeley Group Holdings plc *	106,151	5,383,607
BP plc	18,727,176	90,410,974
Bridgepoint Group plc (a)	209,975	808,469
British American Tobacco plc	2,158,828	90,481,536
British Land Co. plc (The), REIT	886,346	5,709,322
BT Group plc	8,289,134	18,381,878
Bunzl plc	318,815	12,300,083
Burberry Group plc	382,526	7,549,328
Centrica plc *	5,557,761	5,506,573
CNH Industrial NV	941,280	13,334,449
Coca-Cola Europacific Partners plc	189,814	9,481,209
Compass Group plc	1,687,210	35,603,254
ConvaTec Group plc (a)	1,504,000	3,978,517
Croda International plc	134,786	13,091,298
Darktrace plc *	296,625	1,600,074
DCC plc	95,804	7,258,970
Dechra Pharmaceuticals plc	102,376	4,639,205
Deliveroo plc * (a)	377,652	521,939
Derwent London plc, REIT	106,002	4,021,922
Diageo plc	2,203,060	109,908,106
Direct Line Insurance Group plc	1,257,467	3,991,047
Dr. Martens plc	538,661	1,408,395
DS Smith plc	1,298,319	5,335,139
easyJet plc *	537,231	3,722,740
Entain plc *	554,342	10,416,266
Experian plc	916,115	31,637,439
Halma plc	358,691	11,010,215
Harbour Energy plc	533,509	3,345,636
Hargreaves Lansdown plc	336,235	3,849,334
Hiscox Ltd.	334,432	3,971,138
Howden Joinery Group plc	569,638	5,393,058
HSBC Holdings plc	19,465,284	121,641,042
Imperial Brands plc	897,223	18,676,169
Informa plc *	1,420,353	10,075,843
InterContinental Hotels Group plc	177,340	11,321,339
Intermediate Capital Group plc	277,846	5,316,993
Intertek Group plc	152,549	9,506,085
ITV plc	3,423,384	3,161,335
J Sainsbury plc	1,653,325	4,823,999
SEE NOTES TO FINANCIAL STATEMENTS.
April 30, 2022	J.P. Morgan Exchange-Traded Funds	99

JPMorgan BetaBuilders Europe ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF April 30, 2022 (Unaudited) (continued)
INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued
United Kingdom — continued
JD Sports Fashion plc	2,339,696	3,855,060
Johnson Matthey plc	187,977	5,170,926
Kingfisher plc	1,951,629	6,154,603
Land Securities Group plc, REIT	710,024	6,659,010
Legal & General Group plc	5,641,755	17,585,891
Lloyds Banking Group plc	67,127,871	38,126,195
London Stock Exchange Group plc	306,162	30,185,043
M&G plc	2,456,858	6,522,826
Marks & Spencer Group plc *	1,850,799	3,159,537
Meggitt plc *	739,001	7,164,554
Melrose Industries plc	4,131,770	6,003,867
National Grid plc	3,662,973	54,420,709
NatWest Group plc	4,862,683	13,045,546
Next plc	125,663	9,412,247
Ocado Group plc *	610,776	6,985,232
Oxford Nanopore Technologies plc *	355,752	1,354,595
Pearson plc	714,951	6,942,035
Pepco Group NV * (a)	92,447	863,363
Persimmon plc	301,622	7,855,527
Phoenix Group Holdings plc	802,844	6,081,061
Prudential plc	2,595,181	32,305,981
Reckitt Benckiser Group plc	695,934	54,272,832
RELX plc	1,873,285	55,806,063
Rentokil Initial plc	1,757,027	12,067,741
Rightmove plc	827,442	6,360,628
Rolls-Royce Holdings plc *	7,906,996	8,105,944
Royal Mail plc	746,567	3,200,010
Sage Group plc (The)	1,059,055	9,718,519
Schroders plc	115,318	4,070,752
Schroders plc (Non-Voting)	47,507	1,398,104
Segro plc, REIT	1,136,235	19,022,959
Severn Trent plc	239,306	9,405,094
Smith & Nephew plc	836,192	13,553,470
Smiths Group plc	374,611	6,855,120
Spirax-Sarco Engineering plc	69,550	10,494,785
SSE plc	990,639	23,008,408
St James's Place plc	510,584	8,204,875
Standard Chartered plc	2,415,075	16,510,229
Tate & Lyle plc	442,759	4,303,442
Taylor Wimpey plc	3,447,743	5,422,459
Tesco plc	7,228,520	24,557,597
THG plc *	677,886	910,130
Travis Perkins plc	212,641	3,243,290
Unilever plc	2,484,605	115,509,582
INVESTMENTS	SHARES	VALUE($)

United Kingdom — continued
United Utilities Group plc	644,391	9,260,166
Vodafone Group plc	25,324,449	38,340,185
Weir Group plc (The)	245,291	4,715,593
Whitbread plc *	190,311	6,643,154
Wise plc, Class A *	396,937	1,945,175
WPP plc	1,147,836	14,307,625
		1,820,470,972
United States — 3.0%
Avast plc (a)	616,338	4,371,080
Carnival plc *	147,818	2,317,527
Ferguson plc	219,330	27,514,771
GlaxoSmithKline plc	4,733,532	106,706,010
QIAGEN NV * (b)	218,123	10,059,197
Schneider Electric SE (b)	537,780	77,154,805
Stellantis NV	2,101,654	28,216,080
Swiss Re AG (b)	273,008	22,388,526
Tenaris SA	435,136	6,649,828
		285,377,824
Total Common Stocks (Cost $10,215,627,530)		9,364,866,373
Short-Term Investments — 6.1%
Investment of Cash Collateral from Securities Loaned — 6.1%
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.37% (c) (d)	239,737,326	239,569,509
JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.37% (c) (d)	331,157,863	331,157,863
Total Investment of Cash Collateral from Securities Loaned (Cost $570,721,952)		570,727,372
Total Investments — 105.2% (Cost $10,786,349,482)		9,935,593,745
Liabilities in Excess of Other Assets — (5.2)%		(487,995,002)
NET ASSETS — 100.0%		9,447,598,743
Percentages indicated are based on net assets.

Abbreviations
CVA	Dutch Certification
OYJ	Public Limited Company
Preference	A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.
REIT	Real Estate Investment Trust

SEE NOTES TO FINANCIAL STATEMENTS.
100	J.P. Morgan Exchange-Traded Funds	April 30, 2022

SCA	Limited partnership with share capital
SDR	Swedish Depositary Receipt
SGPS	Holding company

^	Amount rounds to less than 0.1% of net assets.
‡	Value determined using significant unobservable inputs.
*	Non-income producing security.
(a)	Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.
(b)	The security or a portion of this security is on loan at April 30, 2022. The total value of securities on loan at April 30, 2022 is $502,857,161.
(c)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(d)	The rate shown is the current yield as of April 30, 2022.
Summary of Investments by Industry, April 30, 2022
The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:
INDUSTRY	PERCENT OF TOTAL INVESTMENTS
Pharmaceuticals	11.9%
Banks	6.8
Oil, Gas & Consumable Fuels	5.4
Insurance	4.9
Food Products	4.8
Textiles, Apparel & Luxury Goods	4.4
Chemicals	3.6
Semiconductors & Semiconductor Equipment	2.9
Beverages	2.6
Metals & Mining	2.6
Capital Markets	2.4
Machinery	2.3
Electric Utilities	2.3
Diversified Telecommunication Services	2.1
Personal Products	2.1
Electrical Equipment	1.9
Automobiles	1.9
Professional Services	1.9
Aerospace & Defense	1.8
Software	1.6
Health Care Equipment & Supplies	1.5
Multi-Utilities	1.5
IT Services	1.4
Industrial Conglomerates	1.3
Tobacco	1.2
Hotels, Restaurants & Leisure	1.2
Diversified Financial Services	1.0
Construction & Engineering	1.0
Others (each less than 1.0%)	14.0
Short-Term Investments	5.7
SEE NOTES TO FINANCIAL STATEMENTS.
April 30, 2022	J.P. Morgan Exchange-Traded Funds	101

JPMorgan BetaBuilders Europe ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF April 30, 2022 (Unaudited) (continued)
Futures contracts outstanding as of April 30, 2022:

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
EURO STOXX 50 Index	1,348	06/17/2022	EUR	52,346,493	398,833
FTSE 100 Index	337	06/17/2022	GBP	31,423,971	1,022,771
					1,421,604

Abbreviations
EUR	Euro
FTSE	Financial Times and the London Stock Exchange
GBP	British Pound
SEE NOTES TO FINANCIAL STATEMENTS.
102	J.P. Morgan Exchange-Traded Funds	April 30, 2022

JPMorgan BetaBuilders International Equity ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF April 30, 2022 (Unaudited)
INVESTMENTS	SHARES	VALUE($)
Common Stocks — 98.9%
Australia — 8.6%
Alumina Ltd.	442,367	556,939
Ampol Ltd.	44,563	1,047,731
APA Group	220,218	1,769,479
Aristocrat Leisure Ltd.	124,980	2,899,828
ASX Ltd.	36,202	2,188,761
Aurizon Holdings Ltd.	346,123	977,492
Australia & New Zealand Banking Group Ltd.	526,536	10,019,554
Bendigo & Adelaide Bank Ltd.	104,673	780,423
BHP Group Ltd.	946,664	31,633,186
BlueScope Steel Ltd.	91,494	1,300,642
Boral Ltd.	62,292	155,395
Brambles Ltd.	267,763	1,977,247
Challenger Ltd.	108,154	547,211
Cochlear Ltd.	12,276	1,977,264
Coles Group Ltd.	249,218	3,276,883
Commonwealth Bank of Australia	319,098	23,193,164
Computershare Ltd.	107,047	1,887,247
Crown Resorts Ltd. *	67,546	611,572
CSL Ltd.	89,527	17,086,250
Dexus, REIT	201,133	1,572,573
Domino's Pizza Enterprises Ltd.	11,753	616,106
Endeavour Group Ltd.	237,791	1,301,682
Evolution Mining Ltd.	342,775	969,917
Fortescue Metals Group Ltd.	316,674	4,785,919
Glencore plc *	2,045,734	12,605,131
Goodman Group, REIT	317,919	5,291,411
GPT Group (The), REIT	359,679	1,278,618
Harvey Norman Holdings Ltd.	121,957	434,419
IDP Education Ltd.	39,038	724,210
Incitec Pivot Ltd.	363,199	979,555
Insurance Australia Group Ltd.	460,978	1,472,037
LendLease Corp. Ltd.	128,808	1,103,416
Macquarie Group Ltd.	67,438	9,708,582
Magellan Financial Group Ltd. (a)	26,983	305,259
Medibank Pvt Ltd.	515,004	1,157,288
Mirvac Group, REIT	737,287	1,246,083
National Australia Bank Ltd.	606,204	13,838,847
Newcrest Mining Ltd.	167,163	3,139,213
Northern Star Resources Ltd.	217,366	1,494,128
Orica Ltd.	76,702	881,369
Origin Energy Ltd.	329,350	1,575,331
Qantas Airways Ltd. *	173,951	674,030
QBE Insurance Group Ltd.	276,111	2,382,088
Ramsay Health Care Ltd.	34,669	1,967,371
INVESTMENTS	SHARES	VALUE($)

Australia — continued
REA Group Ltd.	9,635	863,180
Reece Ltd.	52,849	642,095
Rio Tinto Ltd.	69,448	5,493,607
Rio Tinto plc	198,393	14,017,689
Santos Ltd.	570,177	3,186,189
Scentre Group, REIT	970,611	2,022,281
SEEK Ltd.	66,183	1,296,882
Seven Group Holdings Ltd.	29,410	410,326
Sonic Healthcare Ltd.	89,538	2,312,429
South32 Ltd.	869,837	2,896,851
Stockland, REIT	446,405	1,292,088
Suncorp Group Ltd.	235,656	1,892,080
Tabcorp Holdings Ltd.	416,224	1,591,732
Telstra Corp. Ltd.	768,937	2,182,742
TPG Telecom Ltd.	70,000	286,950
Transurban Group	574,068	5,764,569
Treasury Wine Estates Ltd.	134,986	1,067,967
Vicinity Centres, REIT	723,591	944,152
Washington H Soul Pattinson & Co. Ltd.	45,888	894,179
Wesfarmers Ltd.	212,030	7,336,893
Westpac Banking Corp.	654,718	10,959,974
WiseTech Global Ltd.	30,453	944,129
Woodside Petroleum Ltd.	181,322	3,944,858
Woolworths Group Ltd.	226,641	6,131,334
Worley Ltd.	69,759	678,408
		254,444,435
Austria — 0.3%
ANDRITZ AG	13,511	574,367
BAWAG Group AG * (b)	12,977	616,198
Erste Group Bank AG	63,373	1,973,167
EVN AG	7,110	180,994
Mondi plc	90,625	1,702,478
OMV AG	26,929	1,376,547
Raiffeisen Bank International AG	25,391	289,034
Strabag SE	2,715	106,118
Telekom Austria AG *	25,951	185,024
Verbund AG *	12,734	1,361,129
Vienna Insurance Group AG Wiener Versicherung Gruppe	6,741	167,211
voestalpine AG	20,844	542,421
		9,074,688
Belgium — 1.0%
Ackermans & van Haaren NV	4,189	746,799
Ageas SA	33,872	1,620,828

SEE NOTES TO FINANCIAL STATEMENTS.
April 30, 2022	J.P. Morgan Exchange-Traded Funds	103

JPMorgan BetaBuilders International Equity ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF April 30, 2022 (Unaudited) (continued)
INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued
Belgium — continued
Anheuser-Busch InBev SA	162,429	9,346,086
D'ieteren Group	4,415	708,663
Elia Group SA/NV	6,290	1,001,232
Etablissements Franz Colruyt NV	10,681	392,215
Groupe Bruxelles Lambert SA	19,260	1,817,383
KBC Group NV	63,147	4,296,008
Proximus SADP	29,267	511,538
Sofina SA (a)	2,947	903,129
Solvay SA	13,662	1,284,737
Telenet Group Holding NV	8,985	267,775
UCB SA	23,643	2,687,563
Umicore SA (a)	37,251	1,432,057
Warehouses De Pauw CVA, REIT	26,455	1,017,729
		28,033,742
Brazil — 0.1%
Yara International ASA	29,533	1,501,701
Chile — 0.0% ^
Antofagasta plc	64,524	1,235,241
China — 0.6%
Budweiser Brewing Co. APAC Ltd. (b)	320,500	797,467
ESR Cayman Ltd. * (b)	492,400	1,494,734
Prosus NV *	162,866	7,854,810
Wilmar International Ltd.	588,200	1,875,001
Wuxi Biologics Cayman, Inc. * (b)	607,000	4,480,156
		16,502,168
Colombia — 0.0% ^
Millicom International Cellular SA, SDR *	19,121	431,078
Denmark — 2.6%
AP Moller - Maersk A/S, Class A	567	1,604,973
AP Moller - Maersk A/S, Class B	1,099	3,180,756
Carlsberg A/S, Class B	18,776	2,385,176
Chr Hansen Holding A/S	19,232	1,498,360
Coloplast A/S, Class B	22,216	2,993,132
Danske Bank A/S	127,433	1,954,675
Demant A/S * (a)	18,859	828,731
DSV A/S	39,943	6,548,725
Genmab A/S *	12,290	4,321,676
GN Store Nord A/S	25,840	969,763
Novo Nordisk A/S, Class B	308,269	35,212,424
Novozymes A/S, Class B	39,270	2,737,494
Orsted A/S (b)	35,375	3,913,554
Pandora A/S	18,664	1,638,820
INVESTMENTS	SHARES	VALUE($)

Denmark — continued
ROCKWOOL A/S, Class A	1,111	308,504
ROCKWOOL A/S, Class B	1,313	367,220
Tryg A/S	67,331	1,600,938
Vestas Wind Systems A/S	188,847	4,815,789
		76,880,710
Finland — 1.3%
Elisa OYJ	28,109	1,647,789
Fortum OYJ	81,239	1,350,668
Huhtamaki OYJ (a)	18,042	681,993
Kesko OYJ, Class A	17,687	415,317
Kesko OYJ, Class B	51,076	1,285,913
Kone OYJ, Class B	75,424	3,626,212
Konecranes OYJ	12,089	339,746
Metso Outotec OYJ	131,767	1,121,991
Neste OYJ	80,398	3,449,783
Nokia OYJ *	1,011,951	5,130,663
Nokian Renkaat OYJ	23,502	315,598
Nordea Bank Abp	646,865	6,449,299
Orion OYJ, Class A	5,736	232,440
Orion OYJ, Class B (a)	19,982	783,744
Sampo OYJ, Class A	94,343	4,581,057
Stora Enso OYJ, Class A (a)	9,510	196,137
Stora Enso OYJ, Class R	114,298	2,249,327
UPM-Kymmene OYJ	99,810	3,452,656
Wartsila OYJ Abp	90,737	728,604
		38,038,937
France — 9.6%
Adevinta ASA *	76,148	588,276
Aeroports de Paris *	4,844	685,183
Air Liquide SA	88,887	15,378,196
Airbus SE	114,659	12,551,939
Alstom SA	55,148	1,212,175
Amundi SA (b)	11,393	685,061
Arkema SA	11,924	1,358,672
AXA SA	384,913	10,182,888
BioMerieux	8,853	842,822
BNP Paribas SA	212,425	11,014,531
Bollore SE	170,866	797,334
Bouygues SA (a)	40,772	1,401,874
Bureau Veritas SA	54,139	1,555,235
Capgemini SE	29,981	6,103,503
Carrefour SA	115,852	2,456,939
Cie de Saint-Gobain	97,993	5,716,735

SEE NOTES TO FINANCIAL STATEMENTS.
104	J.P. Morgan Exchange-Traded Funds	April 30, 2022

INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued
France — continued
Cie Generale des Etablissements Michelin SCA	33,386	4,135,190
CNP Assurances (a)	26,815	589,246
Covivio, REIT	8,826	628,566
Credit Agricole SA	262,009	2,829,191
Danone SA	128,598	7,776,480
Dassault Aviation SA	4,363	732,134
Dassault Systemes SE	129,713	5,736,474
Edenred	46,584	2,339,549
Eiffage SA	15,221	1,503,055
Electricite de France SA	104,620	951,105
Engie SA	332,443	3,922,987
EssilorLuxottica SA	56,255	9,577,291
Gecina SA, REIT	10,147	1,143,041
Getlink SE	81,253	1,486,858
Hermes International	6,515	8,033,369
Ipsen SA	7,509	778,411
Kering SA	13,758	7,320,252
Legrand SA	50,013	4,431,861
L'Oreal SA	44,055	16,027,648
LVMH Moet Hennessy Louis Vuitton SE	50,027	32,374,239
Orange SA	353,180	4,204,747
Pernod Ricard SA	37,709	7,782,543
Publicis Groupe SA	44,081	2,646,478
Safran SA	65,514	7,036,102
Sanofi (a)	215,016	22,726,102
Sartorius Stedim Biotech	4,473	1,463,695
SEB SA	6,170	740,938
Societe Generale SA	145,586	3,499,021
Sodexo SA	15,442	1,161,633
Teleperformance	10,985	3,942,638
Thales SA (a)	19,955	2,554,738
TotalEnergies SE	458,749	22,525,940
Unibail-Rodamco-Westfield, REIT *	21,771	1,536,488
Veolia Environnement SA	122,998	3,588,660
Vinci SA (a)	96,457	9,359,595
Vivendi SE (a)	151,040	1,734,782
Worldline SA * (b)	46,589	1,833,007
		283,185,417
Germany — 7.2%
adidas AG	33,409	6,737,232
Allianz SE (Registered)	76,383	17,234,611
Aroundtown SA	181,079	910,562
BASF SE *	171,758	9,045,286
INVESTMENTS	SHARES	VALUE($)

Germany — continued
Bayer AG (Registered) *	183,716	12,101,565
Bayerische Motoren Werke AG	59,855	4,888,106
Bayerische Motoren Werke AG (Preference)	10,788	794,737
Beiersdorf AG	18,343	1,842,380
Brenntag SE	28,836	2,225,085
Carl Zeiss Meditec AG	6,858	861,396
Commerzbank AG *	185,013	1,207,825
Continental AG *	20,158	1,381,652
Covestro AG (b)	36,059	1,552,540
Deutsche Bank AG (Registered) *	386,491	3,864,652
Deutsche Boerse AG	35,530	6,185,580
Deutsche Lufthansa AG (Registered) *	111,143	826,856
Deutsche Post AG (Registered)	185,366	7,919,297
Deutsche Telekom AG (Registered)	634,085	11,680,581
Deutsche Wohnen SE	8,938	255,982
E.ON SE	419,842	4,369,279
Evonik Industries AG	35,814	936,765
Fresenius Medical Care AG & Co. KGaA	37,259	2,317,020
Fresenius SE & Co. KGaA	77,287	2,731,937
GEA Group AG	30,715	1,195,626
Hannover Rueck SE	11,254	1,749,216
HeidelbergCement AG	26,669	1,536,332
Henkel AG & Co. KGaA	18,462	1,171,620
Henkel AG & Co. KGaA (Preference)	33,253	2,135,219
Infineon Technologies AG	244,248	6,932,545
KION Group AG	13,493	750,561
Mercedes-Benz Group AG *	156,048	10,892,339
Merck KGaA	24,169	4,484,012
MTU Aero Engines AG *	9,992	2,015,043
Muenchener Rueckversicherungs-Gesellschaft AG (Registered)	26,199	6,239,048
Porsche Automobil Holding SE (Preference)	28,635	2,361,813
Puma SE	19,179	1,411,164
RWE AG	126,455	5,250,334
SAP SE	204,462	20,721,407
Sartorius AG (Preference)	4,612	1,729,175
Siemens AG (Registered)	149,415	18,371,320
Siemens Energy AG	74,593	1,436,831
Siemens Healthineers AG (b)	52,735	2,819,738
Symrise AG	24,830	2,954,629
Talanx AG	9,996	415,631
Telefonica Deutschland Holding AG	173,558	521,981
TUI AG * (a)	213,817	609,593
Uniper SE	17,214	442,480
SEE NOTES TO FINANCIAL STATEMENTS.
April 30, 2022	J.P. Morgan Exchange-Traded Funds	105

JPMorgan BetaBuilders International Equity ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF April 30, 2022 (Unaudited) (continued)
INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued
Germany — continued
Volkswagen AG (Preference)	34,320	5,315,016
Vonovia SE *	145,225	5,785,908
Zalando SE * (b)	36,190	1,423,941
		212,543,448
Hong Kong — 2.3%
AIA Group Ltd.	2,262,200	22,223,309
CK Asset Holdings Ltd.	368,000	2,494,724
CK Infrastructure Holdings Ltd.	108,000	726,129
CLP Holdings Ltd.	311,500	3,039,735
Dairy Farm International Holdings Ltd.	57,000	153,948
Hang Lung Properties Ltd.	346,000	661,750
Hang Seng Bank Ltd.	135,600	2,400,861
Henderson Land Development Co. Ltd.	245,000	990,784
HK Electric Investments & HK Electric Investments Ltd. (b)	433,000	427,647
HKT Trust & HKT Ltd.	681,000	977,196
Hong Kong & China Gas Co. Ltd.	2,020,100	2,228,010
Hong Kong Exchanges & Clearing Ltd.	222,800	9,450,948
Jardine Matheson Holdings Ltd.	47,200	2,507,736
Link, REIT	394,600	3,408,470
MTR Corp. Ltd.	289,500	1,538,144
New World Development Co. Ltd.	263,000	1,005,921
Power Assets Holdings Ltd.	255,000	1,717,440
Sino Land Co. Ltd.	596,000	787,783
Sun Hung Kai Properties Ltd.	287,000	3,305,405
Swire Pacific Ltd., Class B	170,000	160,278
Swire Pacific Ltd., Class A	93,000	529,720
Swire Properties Ltd.	196,600	471,163
Techtronic Industries Co. Ltd.	322,500	4,304,764
WH Group Ltd. (b)	1,463,924	1,010,985
Wharf Real Estate Investment Co. Ltd.	290,000	1,366,645
		67,889,495
Ireland — 0.6%
CRH plc	143,698	5,679,644
Flutter Entertainment plc *	28,577	2,871,688
Kerry Group plc, Class A	28,771	3,186,957
Kingspan Group plc	28,830	2,683,700
Smurfit Kappa Group plc	48,438	2,046,785
		16,468,774
Israel — 0.5%
Azrieli Group Ltd.	6,851	588,490
Bank Hapoalim BM	222,000	2,058,209
Bank Leumi Le-Israel BM	271,695	2,851,371
INVESTMENTS	SHARES	VALUE($)

Israel — continued
Bezeq The Israeli Telecommunication Corp. Ltd. *	384,367	609,332
Elbit Systems Ltd.	4,630	1,005,024
ICL Group Ltd.	129,977	1,409,510
Israel Discount Bank Ltd., Class A	217,738	1,286,056
Mizrahi Tefahot Bank Ltd.	27,843	1,029,903
Nice Ltd. *	11,781	2,449,615
Teva Pharmaceutical Industries Ltd. *	206,325	1,817,726
		15,105,236
Italy — 2.1%
A2A SpA	291,259	497,633
Amplifon SpA	17,357	692,455
Assicurazioni Generali SpA	227,661	4,310,326
Atlantia SpA *	94,017	2,242,826
Banca Mediolanum SpA	42,113	305,713
Banco BPM SpA	283,342	892,725
Brembo SpA	27,028	270,517
Buzzi Unicem SpA	17,771	329,096
Coca-Cola HBC AG *	36,505	740,098
Davide Campari-Milano NV	99,347	1,120,950
DiaSorin SpA	3,687	482,967
Enel SpA	1,444,902	9,396,043
Eni SpA	471,976	6,597,654
Ferrari NV	23,935	5,039,628
FinecoBank Banca Fineco SpA	113,833	1,582,434
Hera SpA	151,188	563,870
Infrastrutture Wireless Italiane SpA (b)	66,877	713,600
Intesa Sanpaolo SpA	3,197,508	6,515,618
Leonardo SpA *	75,535	777,360
Mediobanca Banca di Credito Finanziario SpA	130,725	1,310,237
Moncler SpA	39,332	2,048,950
Nexi SpA * (b)	144,277	1,415,058
Pirelli & C SpA (b)	82,807	410,392
Poste Italiane SpA (b)	85,633	839,130
Prysmian SpA	50,047	1,627,774
Recordati Industria Chimica e Farmaceutica SpA	18,771	904,544
Snam SpA	383,812	2,105,056
Telecom Italia SpA	1,881,141	549,333
Telecom Italia SpA	1,134,519	315,801
Terna - Rete Elettrica Nazionale	262,605	2,141,828

SEE NOTES TO FINANCIAL STATEMENTS.
106	J.P. Morgan Exchange-Traded Funds	April 30, 2022

INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued
Italy — continued
UniCredit SpA	416,291	3,852,806
UnipolSai Assicurazioni SpA (a)	79,895	224,731
		60,817,153
Japan — 23.4%
ABC-Mart, Inc.	5,900	244,673
Acom Co. Ltd.	85,500	219,882
Advance Residence Investment Corp., REIT	259	711,489
Advantest Corp.	37,200	2,538,829
Aeon Co. Ltd.	162,700	3,092,155
Aeon Mall Co. Ltd.	17,800	216,583
AGC, Inc.	42,500	1,593,300
Air Water, Inc.	42,900	569,408
Aisin Corp.	34,200	993,529
Ajinomoto Co., Inc.	102,500	2,663,109
Alfresa Holdings Corp.	39,500	537,149
Amada Co. Ltd.	67,300	522,582
ANA Holdings, Inc. *	29,800	561,750
Asahi Group Holdings Ltd.	94,700	3,569,512
Asahi Intecc Co. Ltd.	44,100	852,185
Asahi Kasei Corp.	260,200	2,134,861
Asics Corp.	35,600	561,653
Astellas Pharma, Inc.	348,100	5,300,072
Bandai Namco Holdings, Inc.	41,500	2,809,672
Bank of Kyoto Ltd. (The)	14,300	623,017
Benefit One, Inc.	14,300	216,823
Bridgestone Corp.	113,500	4,160,195
Brother Industries Ltd.	48,900	849,862
Calbee, Inc.	21,500	385,117
Canon, Inc.	194,600	4,477,583
Capcom Co. Ltd.	30,300	799,530
Casio Computer Co. Ltd.	43,000	445,904
Central Japan Railway Co.	38,500	4,846,580
Chiba Bank Ltd. (The)	138,700	799,368
Chubu Electric Power Co., Inc.	134,400	1,356,777
Chugai Pharmaceutical Co. Ltd.	119,300	3,574,844
Chugoku Electric Power Co., Inc. (The)	60,700	399,802
Concordia Financial Group Ltd.	226,300	823,529
Cosmos Pharmaceutical Corp.	4,100	377,969
CyberAgent, Inc.	76,500	808,212
Dai Nippon Printing Co. Ltd.	51,500	1,076,249
Daifuku Co. Ltd.	23,600	1,451,132
Dai-ichi Life Holdings, Inc.	208,800	4,181,015
Daiichi Sankyo Co. Ltd.	342,200	8,616,225
Daikin Industries Ltd.	54,800	8,374,410
INVESTMENTS	SHARES	VALUE($)

Japan — continued
Daito Trust Construction Co. Ltd.	13,000	1,252,055
Daiwa House Industry Co. Ltd.	124,400	2,990,600
Daiwa House REIT Investment Corp., REIT	394	958,997
Daiwa Securities Group, Inc.	285,500	1,399,272
Denso Corp.	97,100	5,917,785
Dentsu Group, Inc.	46,300	1,668,729
Disco Corp.	5,600	1,370,602
East Japan Railway Co.	70,600	3,681,563
Eisai Co. Ltd.	55,400	2,412,722
ENEOS Holdings, Inc.	604,000	2,125,244
FANUC Corp.	35,900	5,500,887
Fast Retailing Co. Ltd.	12,400	5,709,037
Fuji Electric Co. Ltd.	27,900	1,223,435
FUJIFILM Holdings Corp.	75,100	4,128,341
Fujitsu Ltd.	34,500	5,214,646
Fukuoka Financial Group, Inc.	35,900	655,940
GLP J-REIT, REIT	839	1,132,125
GMO Payment Gateway, Inc.	8,400	704,759
Hakuhodo DY Holdings, Inc.	56,500	666,789
Hamamatsu Photonics KK	27,300	1,221,489
Hankyu Hanshin Holdings, Inc.	45,100	1,190,261
Harmonic Drive Systems, Inc.	9,300	235,210
Haseko Corp.	42,100	461,291
Hikari Tsushin, Inc.	3,800	444,954
Hino Motors Ltd.	53,900	278,232
Hirose Electric Co. Ltd.	6,300	799,306
Hitachi Construction Machinery Co. Ltd.	19,300	436,978
Hitachi Ltd.	181,100	8,588,933
Hitachi Metals Ltd. *	37,900	591,418
Honda Motor Co. Ltd.	321,900	8,467,114
Hoshizaki Corp.	11,200	709,434
Hoya Corp.	69,200	6,867,556
Hulic Co. Ltd.	110,500	932,996
Ibiden Co. Ltd.	25,000	934,297
Idemitsu Kosan Co. Ltd.	46,100	1,214,969
Iida Group Holdings Co. Ltd.	33,600	534,396
Inpex Corp.	191,500	2,278,500
Isuzu Motors Ltd.	116,400	1,357,897
ITOCHU Corp.	278,600	8,408,421
Itochu Techno-Solutions Corp.	17,900	419,143
Japan Airlines Co. Ltd. *	27,100	447,407
Japan Airport Terminal Co. Ltd. *	17,400	720,995
Japan Exchange Group, Inc.	98,700	1,469,683
Japan Metropolitan Fund Invest, REIT	1,304	1,036,457
SEE NOTES TO FINANCIAL STATEMENTS.
April 30, 2022	J.P. Morgan Exchange-Traded Funds	107

JPMorgan BetaBuilders International Equity ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF April 30, 2022 (Unaudited) (continued)
INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued
Japan — continued
Japan Post Holdings Co. Ltd.	225,000	1,577,668
Japan Post Insurance Co. Ltd.	37,600	607,984
Japan Prime Realty Investment Corp., REIT	186	564,279
Japan Real Estate Investment Corp., REIT	258	1,248,684
Japan Tobacco, Inc.	205,300	3,492,522
JFE Holdings, Inc.	107,800	1,318,260
JSR Corp.	40,100	1,088,920
Kajima Corp.	92,800	1,034,208
Kakaku.com, Inc.	24,100	504,698
Kansai Electric Power Co., Inc. (The)	154,200	1,351,717
Kansai Paint Co. Ltd.	48,300	665,184
Kao Corp.	88,700	3,554,961
Kawasaki Heavy Industries Ltd.	31,300	556,602
KDDI Corp.	310,200	10,272,180
Keio Corp.	22,800	874,439
Keisei Electric Railway Co. Ltd.	32,200	789,527
Kewpie Corp.	21,100	355,361
Keyence Corp.	36,000	14,472,153
Kikkoman Corp.	36,200	2,034,482
Kinden Corp.	24,700	292,683
Kintetsu Group Holdings Co. Ltd.	35,600	1,020,697
Kirin Holdings Co. Ltd.	155,300	2,263,921
Kobayashi Pharmaceutical Co. Ltd.	11,000	750,141
Kobe Bussan Co. Ltd.	23,500	572,914
Koei Tecmo Holdings Co. Ltd.	11,300	346,515
Koito Manufacturing Co. Ltd.	24,000	880,669
Komatsu Ltd.	182,000	4,096,180
Konami Holdings Corp.	18,800	1,156,076
Kose Corp.	6,500	667,297
Kubota Corp.	213,200	3,621,984
Kuraray Co. Ltd.	66,200	529,450
Kurita Water Industries Ltd.	20,000	682,326
Kyocera Corp.	65,700	3,449,707
Kyowa Kirin Co. Ltd.	47,400	999,039
Kyushu Electric Power Co., Inc.	88,500	555,461
Kyushu Railway Co.	29,400	576,262
Lasertec Corp.	14,500	1,937,220
Lawson, Inc.	9,500	349,412
Lion Corp.	55,800	574,932
Lixil Corp.	54,400	956,805
M3, Inc.	79,800	2,548,329
Makita Corp.	52,300	1,545,823
Marubeni Corp.	325,000	3,547,577
Marui Group Co. Ltd.	38,900	669,760
INVESTMENTS	SHARES	VALUE($)

Japan — continued
MatsukiyoCocokara & Co.	24,000	793,329
Mazda Motor Corp.	112,200	796,705
McDonald's Holdings Co. Japan Ltd.	14,000	555,420
Medipal Holdings Corp.	39,200	645,561
MEIJI Holdings Co. Ltd.	27,100	1,350,852
Mercari, Inc. *	20,900	342,496
MINEBEA MITSUMI, Inc.	75,700	1,452,393
MISUMI Group, Inc.	53,100	1,331,447
Mitsubishi Chemical Holdings Corp.	264,700	1,614,046
Mitsubishi Corp.	277,900	9,330,638
Mitsubishi Electric Corp.	400,800	4,198,096
Mitsubishi Estate Co. Ltd.	260,300	3,791,681
Mitsubishi Gas Chemical Co., Inc.	39,100	570,976
Mitsubishi HC Capital, Inc.	148,400	667,722
Mitsubishi Heavy Industries Ltd.	63,000	2,153,979
Mitsubishi Motors Corp. *	129,600	324,131
Mitsubishi UFJ Financial Group, Inc.	2,359,500	13,716,662
Mitsui & Co. Ltd.	307,200	7,439,096
Mitsui Chemicals, Inc.	38,200	872,790
Mitsui Fudosan Co. Ltd.	180,600	3,827,592
Mitsui OSK Lines Ltd.	67,500	1,580,251
Mizuho Financial Group, Inc.	474,800	5,765,358
MonotaRO Co. Ltd.	45,800	786,755
MS&AD Insurance Group Holdings, Inc.	87,500	2,604,636
Murata Manufacturing Co. Ltd.	120,100	7,158,860
Nabtesco Corp.	22,600	515,452
Nagoya Railroad Co. Ltd.	36,700	589,444
NEC Corp.	50,900	1,974,710
Nexon Co. Ltd.	87,200	1,985,641
NGK Insulators Ltd.	50,300	676,617
NGK Spark Plug Co. Ltd.	32,000	491,047
NH Foods Ltd.	19,200	606,345
Nidec Corp.	102,600	6,632,999
Nihon M&A Center Holdings, Inc.	56,000	689,574
Nikon Corp.	65,100	731,517
Nintendo Co. Ltd.	21,900	9,994,957
Nippon Building Fund, Inc., REIT	318	1,650,836
NIPPON EXPRESS HOLDINGS, Inc.	15,300	897,051
Nippon Paint Holdings Co. Ltd.	270,400	2,141,929
Nippon Prologis REIT, Inc., REIT	498	1,378,350
Nippon Sanso Holdings Corp.	39,600	712,622
Nippon Shinyaku Co. Ltd.	11,500	777,789
Nippon Steel Corp.	177,800	2,823,214
Nippon Telegraph & Telephone Corp.	223,600	6,589,349

SEE NOTES TO FINANCIAL STATEMENTS.
108	J.P. Morgan Exchange-Traded Funds	April 30, 2022

INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued
Japan — continued
Nippon Yusen KK	31,900	2,301,393
Nissan Chemical Corp.	26,700	1,410,364
Nissan Motor Co. Ltd. *	449,000	1,797,593
Nisshin Seifun Group, Inc.	48,700	649,211
Nissin Foods Holdings Co. Ltd.	15,700	1,092,133
Nitori Holdings Co. Ltd.	16,300	1,676,933
Nitto Denko Corp.	28,100	1,886,099
Nomura Holdings, Inc.	574,500	2,212,087
Nomura Real Estate Holdings, Inc.	21,800	531,173
Nomura Real Estate Master Fund, Inc., REIT	878	1,102,364
Nomura Research Institute Ltd.	80,900	2,287,563
NSK Ltd.	91,600	506,890
NTT Data Corp.	120,300	2,218,081
Obayashi Corp.	134,700	926,351
Obic Co. Ltd.	12,600	1,861,516
Odakyu Electric Railway Co. Ltd.	64,800	981,270
Oji Holdings Corp.	189,700	898,610
Olympus Corp.	242,900	4,275,314
Omron Corp.	38,500	2,269,732
Ono Pharmaceutical Co. Ltd.	92,700	2,381,514
Open House Group Co. Ltd.	13,900	537,856
Oracle Corp., Japan	6,300	404,847
Oriental Land Co. Ltd.	42,900	6,489,491
ORIX Corp.	223,500	4,076,410
Orix JREIT, Inc., REIT	516	697,488
Osaka Gas Co. Ltd.	77,800	1,402,221
Otsuka Corp.	22,000	720,986
Otsuka Holdings Co. Ltd.	104,300	3,504,735
Pan Pacific International Holdings Corp.	99,700	1,526,743
Panasonic Holdings Corp.	436,000	3,886,154
Persol Holdings Co. Ltd.	35,500	704,307
Pola Orbis Holdings, Inc.	15,800	182,160
Rakuten Group, Inc.	171,200	1,203,516
Recruit Holdings Co. Ltd.	317,200	11,508,528
Renesas Electronics Corp. *	261,200	2,789,085
Resona Holdings, Inc.	448,100	1,948,531
Ricoh Co. Ltd.	139,200	1,016,426
Rinnai Corp.	7,300	466,612
Rohm Co. Ltd.	16,300	1,138,732
Ryohin Keikaku Co. Ltd.	49,200	442,167
Santen Pharmaceutical Co. Ltd.	74,700	607,661
SBI Holdings, Inc.	45,700	1,022,177
SCSK Corp.	28,900	459,462
Secom Co. Ltd.	40,200	2,828,250
INVESTMENTS	SHARES	VALUE($)

Japan — continued
Sega Sammy Holdings, Inc.	32,800	581,204
Seibu Holdings, Inc.	50,700	503,708
Seiko Epson Corp.	58,000	817,077
Sekisui Chemical Co. Ltd.	82,800	1,121,206
Sekisui House Ltd.	121,300	2,106,731
Seven & i Holdings Co. Ltd.	148,900	6,583,899
SG Holdings Co. Ltd.	94,500	1,665,343
Sharp Corp.	40,000	338,452
Shimadzu Corp.	51,400	1,680,377
Shimano, Inc.	15,700	2,781,796
Shimizu Corp.	131,400	689,014
Shin-Etsu Chemical Co. Ltd.	74,100	10,183,897
Shinsei Bank Ltd.	23,600	413,848
Shionogi & Co. Ltd.	53,000	2,948,174
Shiseido Co. Ltd.	74,700	3,531,177
Shizuoka Bank Ltd. (The)	111,200	719,472
Showa Denko KK	34,800	677,151
SMC Corp.	11,700	5,665,379
SoftBank Corp.	519,200	6,042,379
SoftBank Group Corp.	235,300	9,677,946
Sohgo Security Services Co. Ltd.	16,200	450,017
Sojitz Corp.	40,180	612,679
Sompo Holdings, Inc.	64,900	2,642,079
Sony Group Corp.	235,800	20,349,796
Square Enix Holdings Co. Ltd.	16,700	666,760
Stanley Electric Co. Ltd.	28,000	482,807
Subaru Corp.	115,100	1,746,609
SUMCO Corp.	60,100	865,540
Sumitomo Chemical Co. Ltd.	309,000	1,313,931
Sumitomo Corp.	234,000	3,702,732
Sumitomo Electric Industries Ltd.	148,500	1,596,498
Sumitomo Heavy Industries Ltd.	22,800	482,480
Sumitomo Metal Mining Co. Ltd.	51,100	2,241,080
Sumitomo Mitsui Financial Group, Inc.	257,000	7,764,984
Sumitomo Mitsui Trust Holdings, Inc.	70,000	2,172,626
Sumitomo Pharma Co. Ltd.	35,600	317,111
Sumitomo Realty & Development Co. Ltd.	89,000	2,361,035
Sumitomo Rubber Industries Ltd.	34,900	302,506
Sundrug Co. Ltd.	12,800	298,011
Suntory Beverage & Food Ltd.	23,500	925,924
Suzuki Motor Corp.	91,800	2,767,322
Sysmex Corp.	31,800	2,086,003
T&D Holdings, Inc.	109,900	1,412,264
Taisei Corp.	38,600	1,045,597
SEE NOTES TO FINANCIAL STATEMENTS.
April 30, 2022	J.P. Morgan Exchange-Traded Funds	109

JPMorgan BetaBuilders International Equity ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF April 30, 2022 (Unaudited) (continued)
INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued
Japan — continued
Taisho Pharmaceutical Holdings Co. Ltd.	10,700	421,451
Takeda Pharmaceutical Co. Ltd.	295,800	8,583,094
TDK Corp.	72,600	2,242,739
Terumo Corp.	142,000	4,226,651
TIS, Inc.	40,800	916,342
Tobu Railway Co. Ltd.	39,200	881,144
Toho Co. Ltd.	26,100	968,504
Tohoku Electric Power Co., Inc.	93,900	522,323
Tokio Marine Holdings, Inc.	130,400	7,050,559
Tokyo Century Corp.	9,000	277,219
Tokyo Electric Power Co. Holdings, Inc. *	151,900	524,322
Tokyo Electron Ltd.	29,400	12,405,233
Tokyo Gas Co. Ltd.	76,500	1,465,316
Tokyu Corp.	106,100	1,297,477
Tokyu Fudosan Holdings Corp.	112,900	587,494
TOPPAN, Inc.	65,400	1,081,041
Toray Industries, Inc.	304,500	1,443,112
Toshiba Corp.	80,900	3,359,642
Tosoh Corp.	60,600	836,796
TOTO Ltd.	29,700	1,000,855
Toyo Suisan Kaisha Ltd.	19,000	586,651
Toyota Boshoku Corp.	18,900	301,217
Toyota Industries Corp.	38,300	2,297,112
Toyota Motor Corp.	2,410,200	41,295,670
Toyota Tsusho Corp.	44,300	1,591,577
Trend Micro, Inc.	26,300	1,466,407
Tsuruha Holdings, Inc.	7,600	388,421
Unicharm Corp.	83,400	2,901,653
United Urban Investment Corp., REIT	582	636,787
USS Co. Ltd.	41,500	690,894
Welcia Holdings Co. Ltd.	19,200	393,582
West Japan Railway Co.	45,500	1,688,914
Workman Co. Ltd.	4,400	150,239
Yakult Honsha Co. Ltd.	30,000	1,553,419
Yamada Holdings Co. Ltd.	134,400	401,329
Yamaha Corp.	30,100	1,150,030
Yamaha Motor Co. Ltd.	58,900	1,216,032
Yamato Holdings Co. Ltd.	64,700	1,210,666
Yamazaki Baking Co. Ltd.	33,300	411,659
Yaskawa Electric Corp.	49,800	1,690,982
Yokogawa Electric Corp.	44,600	711,035
Z Holdings Corp.	485,900	1,907,565
ZOZO, Inc.	20,900	437,594
		688,919,431
INVESTMENTS	SHARES	VALUE($)

Jordan — 0.0% ^
Hikma Pharmaceuticals plc	33,778	793,459
Luxembourg — 0.2%
ArcelorMittal SA	113,992	3,323,745
Eurofins Scientific SE	24,088	2,238,686
RTL Group SA	6,983	363,098
		5,925,529
Macau — 0.1%
Galaxy Entertainment Group Ltd.	375,000	2,139,813
Sands China Ltd. *	454,000	1,000,696
		3,140,509
Mexico — 0.0% ^
Fresnillo plc	34,675	335,522
Netherlands — 5.1%
Adyen NV * (b)	5,790	9,711,528
Aegon NV	263,903	1,368,253
Akzo Nobel NV	33,962	2,946,084
Argenx SE *	9,475	2,729,828
Argenx SE *	51	14,763
ASM International NV	7,177	2,156,632
ASML Holding NV	76,012	43,139,738
EXOR NV	21,182	1,469,921
HAL Trust	16,187	2,334,720
Heineken Holding NV	18,852	1,471,629
Heineken NV	44,163	4,310,797
ING Groep NV (a)	730,060	6,916,740
JDE Peet's NV	16,055	472,323
Koninklijke Ahold Delhaize NV	195,553	5,768,026
Koninklijke DSM NV	32,686	5,494,831
Koninklijke KPN NV	649,385	2,240,763
Koninklijke Philips NV	165,291	4,319,238
NN Group NV	59,709	2,924,643
Randstad NV	23,393	1,237,002
Shell plc	1,430,569	38,404,905
Universal Music Group NV	247,547	5,744,679
Wolters Kluwer NV	49,091	4,957,347
		150,134,390
New Zealand — 0.2%
a2 Milk Co. Ltd. (The) *	139,935	443,411
Auckland International Airport Ltd. *	225,818	1,134,285
Contact Energy Ltd.	146,085	767,474
Fisher & Paykel Healthcare Corp. Ltd.	107,715	1,480,233
Fletcher Building Ltd.	152,259	606,527

SEE NOTES TO FINANCIAL STATEMENTS.
110	J.P. Morgan Exchange-Traded Funds	April 30, 2022

INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued
New Zealand — continued
Mercury NZ Ltd.	117,953	457,311
Meridian Energy Ltd.	226,649	687,893
Ryman Healthcare Ltd.	79,057	467,881
Spark New Zealand Ltd.	347,582	1,099,295
		7,144,310
Norway — 0.8%
Aker ASA, Class A (a)	4,473	364,598
Aker BP ASA (a)	23,442	839,901
AutoStore Holdings Ltd. * (a)	166,377	371,071
DNB Bank ASA (a)	168,450	3,264,109
Equinor ASA	201,033	6,794,832
Gjensidige Forsikring ASA (a)	35,332	755,377
Kongsberg Gruppen ASA	16,836	723,150
Leroy Seafood Group ASA	52,694	494,548
Mowi ASA	83,968	2,371,848
Norsk Hydro ASA	254,867	2,140,252
Orkla ASA	140,452	1,139,718
Salmar ASA	10,573	865,186
Schibsted ASA, Class A (a)	14,351	299,059
Schibsted ASA, Class B	18,818	364,148
Storebrand ASA	88,261	766,652
Telenor ASA	120,151	1,694,546
TOMRA Systems ASA	21,867	859,929
		24,108,924
Poland — 0.3%
Allegro.eu SA * (b)	73,179	376,395
Bank Polska Kasa Opieki SA	32,699	718,569
CD Projekt SA	13,267	359,070
Cyfrowy Polsat SA	49,941	272,918
Dino Polska SA * (b)	9,039	584,749
ING Bank Slaski SA	6,127	271,097
KGHM Polska Miedz SA	25,287	817,989
LPP SA	197	416,297
mBank SA *	2,466	165,054
PGE Polska Grupa Energetyczna SA *	151,323	336,532
Polski Koncern Naftowy ORLEN SA	54,389	918,872
Polskie Gornictwo Naftowe i Gazownictwo SA	304,524	426,659
Powszechna Kasa Oszczednosci Bank Polski SA *	161,240	1,190,039
Powszechny Zaklad Ubezpieczen SA	105,968	732,636
Santander Bank Polska SA	6,354	386,941
		7,973,817
INVESTMENTS	SHARES	VALUE($)

Portugal — 0.2%
EDP - Energias de Portugal SA	548,777	2,557,665
Galp Energia SGPS SA	85,084	1,035,613
Jeronimo Martins SGPS SA	51,779	1,077,864
		4,671,142
Russia — 0.0% ^
Evraz plc ‡	96,418	4,964
Singapore — 1.4%
Ascendas, REIT	630,100	1,296,418
CapitaLand Integrated Commercial Trust, REIT	949,737	1,591,372
Capitaland Investment Ltd. *	466,400	1,414,219
City Developments Ltd.	88,700	543,830
DBS Group Holdings Ltd.	336,400	8,161,277
Frasers Property Ltd.	157,900	124,452
Genting Singapore Ltd. *	1,066,400	619,143
Great Eastern Holdings Ltd.	10,900	160,339
Jardine Cycle & Carriage Ltd.	18,400	383,500
Keppel Corp. Ltd.	267,700	1,320,243
Mapletree Commercial Trust, REIT	413,600	556,260
Olam Group Ltd.	166,400	203,345
Oversea-Chinese Banking Corp. Ltd.	747,600	6,637,633
SATS Ltd. *	127,600	416,624
Singapore Airlines Ltd. *	249,650	984,036
Singapore Exchange Ltd.	153,700	1,081,487
Singapore Technologies Engineering Ltd.	285,500	840,830
Singapore Telecommunications Ltd.	1,324,900	2,644,229
STMicroelectronics NV	122,599	4,529,684
United Overseas Bank Ltd.	287,600	6,156,439
UOL Group Ltd. *	88,000	462,399
Venture Corp. Ltd.	50,400	618,707
		40,746,466
South Africa — 0.4%
Anglo American plc	252,181	11,169,345
South Korea — 0.0% ^
Delivery Hero SE * (b)	35,601	1,251,481
Spain — 2.4%
Acciona SA	4,617	903,766
ACS Actividades de Construccion y Servicios SA	47,847	1,225,135
Aena SME SA * (b)	13,718	1,946,715
Amadeus IT Group SA *	84,244	5,278,975
Banco Bilbao Vizcaya Argentaria SA	1,246,907	6,542,833
Banco Santander SA (a)	3,242,732	9,476,399
SEE NOTES TO FINANCIAL STATEMENTS.
April 30, 2022	J.P. Morgan Exchange-Traded Funds	111

JPMorgan BetaBuilders International Equity ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF April 30, 2022 (Unaudited) (continued)
INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued
Spain — continued
CaixaBank SA (a)	813,971	2,627,414
Cellnex Telecom SA (b)	106,710	4,973,786
Corp. ACCIONA Energias Renovables SA	10,402	384,533
EDP Renovaveis SA (a)	44,906	1,062,797
Enagas SA	47,326	1,023,316
Endesa SA	59,397	1,244,810
Ferrovial SA	93,106	2,387,644
Grifols SA	54,984	920,913
Grifols SA (Preference), Class B	49,209	534,174
Iberdrola SA	1,095,491	12,588,070
Industria de Diseno Textil SA	209,412	4,390,798
Mapfre SA	183,229	334,367
Naturgy Energy Group SA (a)	61,530	1,850,965
Red Electrica Corp. SA	80,947	1,629,808
Repsol SA	263,714	3,934,056
Siemens Gamesa Renewable Energy SA *	42,033	669,525
Telefonica SA	1,026,658	4,994,324
		70,925,123
Sweden — 3.5%
Alfa Laval AB (a)	55,585	1,547,279
Assa Abloy AB, Class B	185,459	4,686,947
Atlas Copco AB, Class A	120,866	5,479,687
Atlas Copco AB, Class B (a)	72,831	2,882,489
Axfood AB (a)	19,747	585,405
Beijer Ref AB	46,337	754,551
Boliden AB (a)	51,147	2,217,794
Castellum AB (a)	53,487	1,059,222
Electrolux AB, Class B (a)	47,239	720,414
Elekta AB, Class B (a)	65,204	439,167
Embracer Group AB * (a)	123,337	824,386
Epiroc AB, Class A (a)	117,075	2,373,469
Epiroc AB, Class B	72,926	1,272,256
EQT AB	51,543	1,458,761
Essity AB, Class A	5,307	141,330
Essity AB, Class B (a)	112,846	2,975,860
Evolution AB (b)	33,790	3,466,797
Fabege AB	50,722	615,671
Fastighets AB Balder, Class B *	19,665	974,741
Getinge AB, Class B	40,795	1,180,109
H & M Hennes & Mauritz AB, Class B (a)	139,038	1,750,361
Hexagon AB, Class B * (a)	388,249	5,009,550
Hexpol AB	49,012	420,825
Holmen AB, Class B	17,323	1,001,248
Husqvarna AB, Class A	4,621	44,634
INVESTMENTS	SHARES	VALUE($)

Sweden — continued
Husqvarna AB, Class B (a)	77,467	740,515
Industrivarden AB, Class A (a)	34,073	873,037
Industrivarden AB, Class C (a)	31,935	804,107
Indutrade AB	49,715	1,172,669
Intrum AB *	13,979	337,915
Investment AB Latour, Class B	25,327	670,977
Investor AB, Class A (a)	107,247	2,240,016
Investor AB, Class B	340,705	6,556,154
Kinnevik AB, Class A *	1,576	34,333
Kinnevik AB, Class B *	45,283	886,300
L E Lundbergforetagen AB, Class B	12,024	562,319
Lifco AB, Class B *	39,629	831,244
Lundin Energy AB (a)	35,823	1,481,133
Nibe Industrier AB, Class B	263,395	2,582,431
Nordnet AB publ	30,579	530,385
Saab AB, Class B	15,322	648,104
Sagax AB, Class B	31,212	797,293
Sagax AB, Class D	20,655	63,630
Samhallsbyggnadsbolaget i Norden AB (a)	213,637	671,070
Samhallsbyggnadsbolaget i Norden AB, Class D (a)	27,751	72,800
Sandvik AB	204,079	3,862,871
Securitas AB, Class B	60,507	714,394
Sinch AB * (b)	127,651	564,140
Skandinaviska Enskilda Banken AB, Class C (a)	2,654	32,337
Skandinaviska Enskilda Banken AB, Class A	300,304	3,367,638
Skanska AB, Class B	74,702	1,426,972
SKF AB, Class A (a)	2,719	53,366
SKF AB, Class B	70,708	1,154,852
SSAB AB, Class A	41,798	265,464
SSAB AB, Class B (a)	117,830	692,914
Storskogen Group AB, Class B * (a)	184,273	388,685
Svenska Cellulosa AB SCA, Class A	5,842	114,696
Svenska Cellulosa AB SCA, Class B	112,106	2,169,565
Svenska Handelsbanken AB, Class B (a)	6,947	78,418
Svenska Handelsbanken AB, Class A	287,304	2,897,840
Swedbank AB, Class A	173,584	2,745,967
Swedish Match AB	294,895	2,348,774
Tele2 AB, Class B (a)	93,658	1,241,370
Telefonaktiebolaget LM Ericsson, Class A	11,518	97,433
Telefonaktiebolaget LM Ericsson, Class B	540,071	4,308,268
Telia Co. AB	466,956	1,938,154
Trelleborg AB, Class B	45,362	994,951
Vitrolife AB	13,651	351,009

SEE NOTES TO FINANCIAL STATEMENTS.
112	J.P. Morgan Exchange-Traded Funds	April 30, 2022

INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued
Sweden — continued
Volvo AB, Class A	36,012	592,060
Volvo AB, Class B	297,046	4,738,906
Volvo Car AB, Class B * (a)	100,099	734,344
		104,314,773
Switzerland — 9.8%
ABB Ltd. (Registered)	334,029	10,021,525
Adecco Group AG (Registered)	31,458	1,213,961
Alcon, Inc.	93,445	6,672,054
Baloise Holding AG (Registered)	8,564	1,489,630
Barry Callebaut AG (Registered)	561	1,291,173
Chocoladefabriken Lindt & Spruengli AG	199	2,231,784
Chocoladefabriken Lindt & Spruengli AG (Registered)	21	2,491,288
Cie Financiere Richemont SA (Registered)	97,614	11,341,842
Credit Suisse Group AG (Registered)	470,909	3,196,211
EMS-Chemie Holding AG (Registered)	1,267	1,130,322
Geberit AG (Registered)	6,696	3,818,554
Givaudan SA (Registered)	1,486	5,906,139
Holcim AG *	96,752	4,730,740
Julius Baer Group Ltd.	41,290	1,973,160
Kuehne + Nagel International AG (Registered)	9,466	2,648,078
Lonza Group AG (Registered)	13,925	8,210,658
Mediclinic International plc *	76,313	353,783
Nestle SA (Registered)	526,407	67,956,032
Novartis AG (Registered)	455,241	40,229,335
Partners Group Holding AG	4,244	4,496,507
Roche Holding AG	131,380	48,717,550
Roche Holding AG	4,978	1,999,889
Schindler Holding AG	7,600	1,460,155
Schindler Holding AG (Registered)	3,744	718,752
SGS SA (Registered)	1,133	2,911,268
Sika AG (Registered)	28,635	8,746,797
Sonova Holding AG (Registered)	9,923	3,578,493
Straumann Holding AG (Registered)	21,430	2,526,418
Swatch Group AG (The)	5,411	1,388,694
Swatch Group AG (The) (Registered)	10,116	499,065
Swiss Life Holding AG (Registered)	5,885	3,441,051
Swisscom AG (Registered) (a)	4,738	2,801,583
Temenos AG (Registered)	12,579	1,269,797
UBS Group AG (Registered)	692,360	11,753,947
Vifor Pharma AG	8,735	1,544,957
Zurich Insurance Group AG	28,136	12,809,475
		287,570,667
INVESTMENTS	SHARES	VALUE($)

United Arab Emirates — 0.0% ^
NMC Health plc ‡ *	300	—
United Kingdom — 12.3%
3i Group plc	181,990	2,978,311
abrdn plc	407,799	957,564
Admiral Group plc	50,878	1,601,501
Allfunds Group plc	35,543	304,693
Ashtead Group plc	84,022	4,344,547
ASOS plc *	13,160	229,148
Associated British Foods plc	66,621	1,333,136
AstraZeneca plc	289,740	38,663,264
Auto Trader Group plc (b)	181,685	1,433,887
AVEVA Group plc	22,983	617,693
Aviva plc	703,162	3,772,555
B&M European Value Retail SA	159,147	975,108
BAE Systems plc	603,028	5,569,963
Barclays plc	2,980,458	5,478,507
Barratt Developments plc	190,848	1,167,616
Berkeley Group Holdings plc *	21,009	1,065,503
BP plc	3,706,022	17,891,916
Bridgepoint Group plc (b)	41,337	159,160
British American Tobacco plc	427,229	17,906,168
British Land Co. plc (The), REIT	175,401	1,129,831
BT Group plc	1,640,370	3,637,664
Bunzl plc	63,094	2,434,206
Burberry Group plc	75,565	1,491,310
Centrica plc *	1,099,850	1,089,720
CK Hutchison Holdings Ltd.	503,000	3,530,017
CNH Industrial NV	186,256	2,638,557
Coca-Cola Europacific Partners plc	37,475	1,871,876
Compass Group plc	333,874	7,045,359
ConvaTec Group plc (b)	299,443	792,114
Croda International plc	26,654	2,588,811
Darktrace plc *	58,378	314,906
DCC plc	18,950	1,435,822
Dechra Pharmaceuticals plc	20,266	918,361
Deliveroo plc * (b)	75,087	103,775
Derwent London plc, REIT	21,221	805,166
Diageo plc	435,979	21,750,486
Direct Line Insurance Group plc	254,279	807,051
Dr. Martens plc	107,133	280,112
DS Smith plc	256,919	1,055,749
easyJet plc *	106,108	735,275
Entain plc *	109,476	2,057,089
Experian plc	181,301	6,261,113
SEE NOTES TO FINANCIAL STATEMENTS.
April 30, 2022	J.P. Morgan Exchange-Traded Funds	113

JPMorgan BetaBuilders International Equity ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF April 30, 2022 (Unaudited) (continued)
INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued
United Kingdom — continued
Halma plc	70,858	2,175,025
Harbour Energy plc	106,265	666,388
Hargreaves Lansdown plc	66,523	761,578
Hiscox Ltd.	66,039	784,165
Howden Joinery Group plc	112,736	1,067,330
HSBC Holdings plc	3,852,066	24,072,052
Imperial Brands plc	177,539	3,695,568
Informa plc *	281,085	1,993,989
InterContinental Hotels Group plc	35,036	2,236,689
Intermediate Capital Group plc	55,000	1,052,506
Intertek Group plc	30,123	1,877,114
ITV plc	677,483	625,624
J Sainsbury plc	327,186	954,649
JD Sports Fashion plc	460,346	758,501
Johnson Matthey plc	37,202	1,023,364
Kingfisher plc	385,485	1,215,655
Land Securities Group plc, REIT	140,497	1,317,661
Legal & General Group plc	1,116,479	3,480,172
Lloyds Banking Group plc	13,284,265	7,544,980
London Stock Exchange Group plc	60,586	5,973,279
M&G plc	486,188	1,290,803
Marks & Spencer Group plc *	366,273	625,272
Meggitt plc *	145,958	1,415,051
Melrose Industries plc	817,653	1,188,130
National Grid plc	724,871	10,769,392
NatWest Group plc	962,306	2,581,663
Next plc	24,814	1,858,586
Ocado Group plc *	120,630	1,379,603
Oxford Nanopore Technologies plc *	70,002	266,546
Pearson plc	141,484	1,373,782
Pepco Group NV * (b)	18,175	169,736
Persimmon plc	59,577	1,551,640
Phoenix Group Holdings plc	158,879	1,203,413
Prudential plc	513,580	6,393,275
Reckitt Benckiser Group plc	137,734	10,741,269
RELX plc	370,715	11,043,778
Rentokil Initial plc	347,698	2,388,085
Rightmove plc	163,731	1,258,616
Rolls-Royce Holdings plc *	1,561,757	1,601,052
Royal Mail plc	146,888	629,606
Sage Group plc (The)	209,187	1,919,624
Schroders plc	22,824	805,692
Schroders plc (Non-Voting)	9,472	278,756
Segro plc, REIT	224,860	3,764,628
INVESTMENTS	SHARES	VALUE($)

United Kingdom — continued
Severn Trent plc	47,530	1,868,002
Smith & Nephew plc	165,472	2,682,063
Smiths Group plc	74,120	1,356,344
Spirax-Sarco Engineering plc	13,766	2,077,228
SSE plc	196,026	4,552,865
St James's Place plc	100,832	1,620,329
Standard Chartered plc	477,915	3,267,181
Tate & Lyle plc	87,441	849,892
Taylor Wimpey plc	682,293	1,073,081
Tesco plc	1,430,468	4,859,758
THG plc *	135,008	181,262
Travis Perkins plc	41,844	638,222
Unilever plc	491,674	22,857,983
United Utilities Group plc	127,269	1,828,908
Vodafone Group plc	5,011,583	7,587,333
Weir Group plc (The)	48,549	933,330
Whitbread plc *	37,668	1,314,871
Wise plc, Class A *	78,405	384,221
WPP plc	227,143	2,831,308
		363,763,078
United States — 2.0%
Avast plc (b)	121,962	864,957
Carnival plc *	29,449	461,709
Ferguson plc	43,417	5,446,627
GlaxoSmithKline plc	936,727	21,116,241
James Hardie Industries plc, CHDI	83,104	2,395,744
JS Global Lifestyle Co. Ltd. (b)	159,000	188,623
QIAGEN NV *	43,165	1,990,644
Schneider Electric SE	106,411	15,266,689
Stellantis NV	415,922	5,584,025
Swiss Re AG	54,028	4,430,666
Tenaris SA	85,610	1,308,308
		59,054,233
Total Common Stocks (Cost $2,828,172,941)		2,914,099,386
Short-Term Investments — 3.1%
Investment Companies — 0.4%
JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.37% (c) (d)(Cost $9,889,216)	9,889,216	9,889,216
Investment of Cash Collateral from Securities Loaned — 2.7%
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.37% (c) (d)	61,030,734	60,988,012

SEE NOTES TO FINANCIAL STATEMENTS.
114	J.P. Morgan Exchange-Traded Funds	April 30, 2022

INVESTMENTS	SHARES	VALUE($)
Short-Term Investments — continued
Investment of Cash Collateral from Securities Loaned — continued
JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.37% (c) (d)	19,464,695	19,464,695
Total Investment of Cash Collateral from Securities Loaned (Cost $80,457,110)		80,452,707
Total Short-Term Investments (Cost $90,346,326)		90,341,923
Total Investments — 102.0% (Cost $2,918,519,267)		3,004,441,309
Liabilities in Excess of Other Assets — (2.0)%		(58,857,997)
NET ASSETS — 100.0%		2,945,583,312
Percentages indicated are based on net assets.

Abbreviations
APAC	Asia Pacific
CHDI	Clearing House Electronic Subregister System (CHESS) Depository Interest
CVA	Dutch Certification
OYJ	Public Limited Company
Preference	A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.
REIT	Real Estate Investment Trust
SCA	Limited partnership with share capital
SDR	Swedish Depositary Receipt
SGPS	Holding company

^	Amount rounds to less than 0.1% of net assets.
‡	Value determined using significant unobservable inputs.
*	Non-income producing security.
(a)	The security or a portion of this security is on loan at April 30, 2022. The total value of securities on loan at April 30, 2022 is $65,283,866.
(b)	Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.
(c)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(d)	The rate shown is the current yield as of April 30, 2022.
Summary of Investments by Industry, April 30, 2022
The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:
INDUSTRY	PERCENT OF TOTAL INVESTMENTS
Pharmaceuticals	9.2%
Banks	8.7
Insurance	5.0
Oil, Gas & Consumable Fuels	4.1
Metals & Mining	3.8
Food Products	3.7
Automobiles	3.5
Chemicals	3.2
Machinery	2.9
Textiles, Apparel & Luxury Goods	2.8
Semiconductors & Semiconductor Equipment	2.7
Capital Markets	2.6
Electric Utilities	2.0
Beverages	1.9
Diversified Telecommunication Services	1.9
Health Care Equipment & Supplies	1.9
Electrical Equipment	1.9
Trading Companies & Distributors	1.8
IT Services	1.7
Personal Products	1.6
Professional Services	1.6
Food & Staples Retailing	1.5
Industrial Conglomerates	1.5
Electronic Equipment, Instruments & Components	1.5
Wireless Telecommunication Services	1.3
Equity Real Estate Investment Trusts (REITs)	1.2
Aerospace & Defense	1.2
Software	1.2
Real Estate Management & Development	1.1
Hotels, Restaurants & Leisure	1.1
Building Products	1.1
Household Durables	1.0
Others (each less than 1.0%)	14.8
Short-Term Investments	3.0
SEE NOTES TO FINANCIAL STATEMENTS.
April 30, 2022	J.P. Morgan Exchange-Traded Funds	115

JPMorgan BetaBuilders International Equity ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF April 30, 2022 (Unaudited) (continued)
Futures contracts outstanding as of April 30, 2022:

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
MSCI EAFE E-Mini Index	318	06/17/2022	USD	31,723,680	(1,004,203)

Abbreviations
EAFE	Europe, Australasia, and Far East
MSCI	Morgan Stanley Capital International
USD	United States Dollar
SEE NOTES TO FINANCIAL STATEMENTS.
116	J.P. Morgan Exchange-Traded Funds	April 30, 2022

JPMorgan BetaBuilders Japan ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF April 30, 2022 (Unaudited)
INVESTMENTS	SHARES	VALUE($)
Common Stocks — 98.7%
Air Freight & Logistics — 0.4%
SG Holdings Co. Ltd.	966,100	17,025,270
Yamato Holdings Co. Ltd.	660,700	12,363,017
		29,388,287
Airlines — 0.1%
ANA Holdings, Inc. * (a)	304,900	5,747,565
Japan Airlines Co. Ltd. *	276,100	4,558,268
		10,305,833
Auto Components — 2.2%
Aisin Corp.	349,500	10,153,172
Bridgestone Corp.	1,157,100	42,411,995
Denso Corp.	992,200	60,469,888
Koito Manufacturing Co. Ltd.	245,000	8,990,164
NGK Spark Plug Co. Ltd.	326,600	5,011,749
Stanley Electric Co. Ltd.	287,700	4,960,843
Sumitomo Electric Industries Ltd.	1,515,200	16,289,660
Sumitomo Rubber Industries Ltd.	357,100	3,095,266
Toyota Boshoku Corp.	192,200	3,063,174
		154,445,911
Automobiles — 8.6%
Honda Motor Co. Ltd.	3,283,300	86,362,456
Isuzu Motors Ltd.	1,185,500	13,829,786
Mazda Motor Corp.	1,145,200	8,131,785
Mitsubishi Motors Corp. *	1,307,700	3,270,570
Nissan Motor Co. Ltd. *	4,590,000	18,376,282
Subaru Corp.	1,173,200	17,802,971
Suzuki Motor Corp.	936,400	28,227,886
Toyota Motor Corp.	24,591,400	421,341,938
Yamaha Motor Co. Ltd.	601,700	12,422,516
		609,766,190
Banks — 5.1%
Bank of Kyoto Ltd. (The)	144,900	6,312,950
Chiba Bank Ltd. (The)	1,414,800	8,153,902
Concordia Financial Group Ltd.	2,307,400	8,396,871
Fukuoka Financial Group, Inc.	365,200	6,672,678
Mitsubishi UFJ Financial Group, Inc.	24,073,900	139,950,647
Mizuho Financial Group, Inc.	4,843,800	58,816,852
Resona Holdings, Inc.	4,581,000	19,920,157
Shinsei Bank Ltd.	241,800	4,240,187
Shizuoka Bank Ltd. (The)	1,135,800	7,348,709
Sumitomo Mitsui Financial Group, Inc.	2,621,500	79,205,863
Sumitomo Mitsui Trust Holdings, Inc.	715,200	22,198,034
		361,216,850
INVESTMENTS	SHARES	VALUE($)

Beverages — 1.0%
Asahi Group Holdings Ltd.	968,100	36,490,444
Kirin Holdings Co. Ltd.	1,587,400	23,140,680
Suntory Beverage & Food Ltd.	241,400	9,511,406
		69,142,530
Building Products — 1.7%
AGC, Inc.	434,600	16,292,903
Daikin Industries Ltd.	558,500	85,348,688
Lixil Corp.	555,300	9,766,797
TOTO Ltd.	304,000	10,244,437
		121,652,825
Capital Markets — 0.9%
Daiwa Securities Group, Inc.	2,917,700	14,300,022
Japan Exchange Group, Inc.	1,008,100	15,011,021
Nomura Holdings, Inc.	5,861,600	22,569,834
SBI Holdings, Inc.	467,100	10,447,683
		62,328,560
Chemicals — 4.1%
Air Water, Inc.	438,900	5,825,477
Asahi Kasei Corp.	2,660,000	21,824,479
JSR Corp.	409,100	11,109,161
Kansai Paint Co. Ltd.	493,100	6,790,937
Kuraray Co. Ltd.	677,400	5,417,667
Mitsubishi Chemical Holdings Corp.	2,700,700	16,467,908
Mitsubishi Gas Chemical Co., Inc.	395,800	5,779,853
Mitsui Chemicals, Inc.	390,200	8,915,251
Nippon Paint Holdings Co. Ltd. (a)	2,758,700	21,852,592
Nippon Sanso Holdings Corp.	404,200	7,273,780
Nissan Chemical Corp.	273,800	14,462,834
Nitto Denko Corp.	286,300	19,216,734
Shin-Etsu Chemical Co. Ltd.	755,500	103,831,767
Showa Denko KK	353,600	6,880,479
Sumitomo Chemical Co. Ltd.	3,157,700	13,427,188
Toray Industries, Inc.	3,113,300	14,754,812
Tosoh Corp.	620,000	8,561,284
		292,392,203
Commercial Services & Supplies — 0.8%
Dai Nippon Printing Co. Ltd.	526,800	11,009,084
Secom Co. Ltd.	408,700	28,753,880
Sohgo Security Services Co. Ltd.	165,100	4,586,286
TOPPAN, Inc.	667,800	11,038,518
		55,387,768

SEE NOTES TO FINANCIAL STATEMENTS.
April 30, 2022	J.P. Morgan Exchange-Traded Funds	117

JPMorgan BetaBuilders Japan ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF April 30, 2022 (Unaudited) (continued)
INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued
Construction & Engineering — 0.6%
Kajima Corp.	947,200	10,556,052
Kinden Corp.	249,900	2,961,199
Obayashi Corp.	1,376,600	9,467,074
Shimizu Corp.	1,337,800	7,014,935
Taisei Corp.	393,800	10,667,256
		40,666,516
Consumer Finance — 0.1%
Acom Co. Ltd.	866,100	2,227,371
Marui Group Co. Ltd.	397,600	6,845,669
		9,073,040
Diversified Financial Services — 0.7%
Mitsubishi HC Capital, Inc.	1,511,800	6,802,302
ORIX Corp.	2,281,000	41,603,094
Tokyo Century Corp.	91,100	2,806,072
		51,211,468
Diversified Telecommunication Services — 0.9%
Nippon Telegraph & Telephone Corp.	2,280,800	67,213,716
Electric Utilities — 0.7%
Chubu Electric Power Co., Inc.	1,373,900	13,869,612
Chugoku Electric Power Co., Inc. (The) (a)	620,200	4,084,958
Kansai Electric Power Co., Inc. (The)	1,576,900	13,823,106
Kyushu Electric Power Co., Inc.	905,100	5,680,767
Tohoku Electric Power Co., Inc.	960,400	5,342,268
Tokyo Electric Power Co. Holdings, Inc. *	1,532,900	5,291,196
		48,091,907
Electrical Equipment — 1.7%
Fuji Electric Co. Ltd.	285,400	12,514,996
Mitsubishi Electric Corp.	4,097,600	42,919,456
Nidec Corp.	1,047,300	67,707,012
		123,141,464
Electronic Equipment, Instruments & Components — 5.0%
Hamamatsu Photonics KK	281,000	12,572,833
Hirose Electric Co. Ltd.	63,700	8,081,870
Ibiden Co. Ltd.	254,600	9,514,878
Keyence Corp.	367,000	147,535,557
Kyocera Corp.	670,500	35,205,914
Murata Manufacturing Co. Ltd.	1,224,900	73,013,223
Omron Corp.	393,200	23,180,742
Shimadzu Corp.	525,600	17,182,996
INVESTMENTS	SHARES	VALUE($)

Electronic Equipment, Instruments & Components — continued
TDK Corp.	742,400	22,934,017
Yokogawa Electric Corp.	456,200	7,272,963
		356,494,993
Entertainment — 2.3%
Capcom Co. Ltd.	310,000	8,180,007
Koei Tecmo Holdings Co. Ltd.	114,300	3,505,011
Konami Holdings Corp.	190,500	11,714,492
Nexon Co. Ltd.	892,400	20,320,937
Nintendo Co. Ltd.	223,200	101,866,406
Square Enix Holdings Co. Ltd.	170,100	6,791,374
Toho Co. Ltd.	265,800	9,863,159
		162,241,386
Equity Real Estate Investment Trusts (REITs) — 1.6%
Advance Residence Investment Corp.	2,632	7,230,268
Daiwa House REIT Investment Corp.	4,022	9,789,558
GLP J-REIT	8,562	11,553,346
Japan Metropolitan Fund Invest	13,325	10,591,098
Japan Prime Realty Investment Corp.	1,890	5,733,807
Japan Real Estate Investment Corp.	2,632	12,738,511
Nippon Building Fund, Inc.	3,240	16,819,835
Nippon Prologis REIT, Inc.	5,102	14,121,164
Nomura Real Estate Master Fund, Inc.	9,001	11,301,111
Orix JREIT, Inc.	5,268	7,120,865
United Urban Investment Corp.	5,954	6,514,483
		113,514,046
Food & Staples Retailing — 1.8%
Aeon Co. Ltd.	1,664,100	31,626,642
Cosmos Pharmaceutical Corp.	41,200	3,798,128
Kobe Bussan Co. Ltd.	239,800	5,846,159
Lawson, Inc.	95,100	3,497,798
MatsukiyoCocokara & Co.	245,000	8,098,563
Seven & i Holdings Co. Ltd.	1,522,300	67,311,418
Sundrug Co. Ltd.	130,400	3,035,988
Tsuruha Holdings, Inc.	76,400	3,904,653
Welcia Holdings Co. Ltd.	196,900	4,036,266
		131,155,615
Food Products — 1.7%
Ajinomoto Co., Inc.	1,048,400	27,239,061
Calbee, Inc.	220,000	3,940,729
Kewpie Corp.	216,400	3,644,556
Kikkoman Corp.	370,300	20,811,289
MEIJI Holdings Co. Ltd.	277,600	13,837,508

SEE NOTES TO FINANCIAL STATEMENTS.
118	J.P. Morgan Exchange-Traded Funds	April 30, 2022

INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued
Food Products — continued
NH Foods Ltd.	197,400	6,233,982
Nisshin Seifun Group, Inc.	498,200	6,641,418
Nissin Foods Holdings Co. Ltd.	159,100	11,067,416
Toyo Suisan Kaisha Ltd.	195,600	6,039,416
Yakult Honsha Co. Ltd.	306,700	15,881,119
Yamazaki Baking Co. Ltd.	339,400	4,195,709
		119,532,203
Gas Utilities — 0.4%
Osaka Gas Co. Ltd.	794,100	14,312,391
Tokyo Gas Co. Ltd.	782,000	14,978,785
		29,291,176
Health Care Equipment & Supplies — 2.6%
Asahi Intecc Co. Ltd.	451,100	8,717,027
Hoya Corp.	704,900	69,955,784
Olympus Corp.	2,478,000	43,615,594
Sysmex Corp.	323,500	21,220,814
Terumo Corp.	1,449,200	43,135,652
		186,644,871
Health Care Providers & Services — 0.2%
Alfresa Holdings Corp.	402,900	5,478,918
Medipal Holdings Corp.	400,700	6,598,886
		12,077,804
Health Care Technology — 0.4%
M3, Inc.	816,600	26,077,264
Hotels, Restaurants & Leisure — 1.0%
McDonald's Holdings Co. Japan Ltd.	142,400	5,649,415
Oriental Land Co. Ltd.	437,800	66,226,084
		71,875,499
Household Durables — 4.4%
Casio Computer Co. Ltd.	440,400	4,566,884
Haseko Corp.	431,200	4,724,672
Iida Group Holdings Co. Ltd.	341,600	5,433,022
Nikon Corp.	664,800	7,470,240
Open House Group Co. Ltd.	142,300	5,506,250
Panasonic Holdings Corp.	4,447,300	39,639,657
Rinnai Corp.	73,600	4,704,470
Sekisui Chemical Co. Ltd.	845,500	11,449,031
Sekisui House Ltd.	1,240,500	21,544,930
Sharp Corp.	407,900	3,451,367
Sony Group Corp.	2,405,000	207,554,108
		316,044,631
INVESTMENTS	SHARES	VALUE($)

Household Products — 0.5%
Lion Corp.	569,700	5,869,867
Unicharm Corp.	852,500	29,660,181
		35,530,048
Industrial Conglomerates — 1.7%
Hitachi Ltd.	1,846,900	87,591,943
Toshiba Corp.	826,500	34,323,163
		121,915,106
Insurance — 2.9%
Dai-ichi Life Holdings, Inc.	2,131,300	42,677,194
Japan Post Holdings Co. Ltd.	2,300,200	16,128,679
Japan Post Insurance Co. Ltd.	381,300	6,165,542
MS&AD Insurance Group Holdings, Inc.	895,400	26,653,610
Sompo Holdings, Inc.	664,100	27,035,508
T&D Holdings, Inc.	1,124,400	14,449,039
Tokio Marine Holdings, Inc.	1,329,900	71,905,967
		205,015,539
Interactive Media & Services — 0.3%
Kakaku.com, Inc.	246,200	5,155,875
Z Holdings Corp.	4,966,600	19,498,070
		24,653,945
Internet & Direct Marketing Retail — 0.3%
Mercari, Inc. * (a)	214,100	3,508,540
Rakuten Group, Inc.	1,750,600	12,306,518
ZOZO, Inc.	214,500	4,491,093
		20,306,151
IT Services — 2.4%
Fujitsu Ltd.	352,400	53,264,964
GMO Payment Gateway, Inc.	84,500	7,089,542
Itochu Techno-Solutions Corp.	182,300	4,268,702
NEC Corp.	521,000	20,212,648
Nomura Research Institute Ltd.	827,700	23,404,396
NTT Data Corp.	1,230,700	22,691,543
Obic Co. Ltd.	128,100	18,925,409
Otsuka Corp.	224,900	7,370,448
SCSK Corp.	292,700	4,653,440
TIS, Inc.	415,900	9,340,851
		171,221,943
Leisure Products — 1.0%
Bandai Namco Holdings, Inc.	422,400	28,597,727
Sega Sammy Holdings, Inc.	334,400	5,925,442
SEE NOTES TO FINANCIAL STATEMENTS.
April 30, 2022	J.P. Morgan Exchange-Traded Funds	119

JPMorgan BetaBuilders Japan ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF April 30, 2022 (Unaudited) (continued)
INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued
Leisure Products — continued
Shimano, Inc.	159,500	28,260,921
Yamaha Corp.	307,300	11,741,004
		74,525,094
Machinery — 5.2%
Amada Co. Ltd.	685,200	5,320,552
Daifuku Co. Ltd.	241,200	14,831,064
FANUC Corp.	366,400	56,142,758
Harmonic Drive Systems, Inc. (a)	95,000	2,402,681
Hino Motors Ltd.	547,700	2,827,225
Hitachi Construction Machinery Co. Ltd.	197,900	4,480,723
Hoshizaki Corp.	112,300	7,113,346
Kawasaki Heavy Industries Ltd.	320,000	5,690,498
Komatsu Ltd.	1,856,000	41,772,033
Kubota Corp.	2,174,500	36,941,864
Kurita Water Industries Ltd.	204,700	6,983,611
Makita Corp.	534,300	15,792,222
MINEBEA MITSUMI, Inc.	773,800	14,846,257
MISUMI Group, Inc.	542,400	13,600,313
Mitsubishi Heavy Industries Ltd.	642,700	21,974,008
Nabtesco Corp.	230,900	5,266,277
NGK Insulators Ltd.	515,000	6,927,587
NSK Ltd.	935,500	5,176,809
SMC Corp.	119,200	57,719,072
Sumitomo Heavy Industries Ltd.	234,300	4,958,115
Toyota Industries Corp.	391,400	23,474,929
Yaskawa Electric Corp.	509,600	17,303,707
		371,545,651
Marine — 0.6%
Mitsui OSK Lines Ltd.	690,300	16,160,701
Nippon Yusen KK	323,900	23,367,441
		39,528,142
Media — 0.5%
CyberAgent, Inc.	781,000	8,251,159
Dentsu Group, Inc.	472,800	17,040,497
Hakuhodo DY Holdings, Inc.	580,600	6,851,990
		32,143,646
Metals & Mining — 1.0%
Hitachi Metals Ltd. *	384,500	6,000,004
JFE Holdings, Inc.	1,101,000	13,463,857
Nippon Steel Corp.	1,813,700	28,799,001
Sumitomo Metal Mining Co. Ltd.	521,900	22,888,840
		71,151,702
INVESTMENTS	SHARES	VALUE($)

Multiline Retail — 0.3%
Pan Pacific International Holdings Corp.	1,015,900	15,556,849
Ryohin Keikaku Co. Ltd.	504,500	4,534,008
		20,090,857
Oil, Gas & Consumable Fuels — 0.8%
ENEOS Holdings, Inc.	6,163,900	21,688,394
Idemitsu Kosan Co. Ltd.	471,352	12,422,517
Inpex Corp.	1,958,600	23,303,763
		57,414,674
Paper & Forest Products — 0.1%
Oji Holdings Corp.	1,934,600	9,164,208
Personal Products — 1.2%
Kao Corp.	906,600	36,335,144
Kobayashi Pharmaceutical Co. Ltd.	110,100	7,508,234
Kose Corp.	66,200	6,796,161
Pola Orbis Holdings, Inc.	161,500	1,861,954
Shiseido Co. Ltd.	763,200	36,077,568
		88,579,061
Pharmaceuticals — 5.8%
Astellas Pharma, Inc.	3,551,100	54,068,042
Chugai Pharmaceutical Co. Ltd.	1,217,500	36,482,590
Daiichi Sankyo Co. Ltd.	3,492,600	87,939,878
Eisai Co. Ltd.	564,900	24,601,922
Kyowa Kirin Co. Ltd.	483,500	10,190,621
Nippon Shinyaku Co. Ltd.	115,500	7,811,709
Ono Pharmaceutical Co. Ltd.	946,700	24,321,245
Otsuka Holdings Co. Ltd.	1,064,500	35,769,800
Santen Pharmaceutical Co. Ltd.	764,000	6,214,898
Shionogi & Co. Ltd.	540,800	30,082,501
Sumitomo Pharma Co. Ltd.	364,900	3,250,385
Taisho Pharmaceutical Holdings Co. Ltd.	107,900	4,249,957
Takeda Pharmaceutical Co. Ltd.	3,017,700	87,563,230
		412,546,778
Professional Services — 1.9%
Benefit One, Inc.	146,700	2,224,328
Nihon M&A Center Holdings, Inc.	570,400	7,023,800
Persol Holdings Co. Ltd.	361,900	7,179,964
Recruit Holdings Co. Ltd.	3,235,000	117,371,020
		133,799,112
Real Estate Management & Development — 2.4%
Aeon Mall Co. Ltd.	181,500	2,208,412
Daito Trust Construction Co. Ltd.	132,100	12,722,803
Daiwa House Industry Co. Ltd.	1,271,900	30,576,724

SEE NOTES TO FINANCIAL STATEMENTS.
120	J.P. Morgan Exchange-Traded Funds	April 30, 2022

INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued
Real Estate Management & Development — continued
Hulic Co. Ltd.	1,128,700	9,530,064
Mitsubishi Estate Co. Ltd.	2,655,400	38,680,098
Mitsui Fudosan Co. Ltd.	1,841,800	39,034,660
Nomura Real Estate Holdings, Inc.	223,100	5,435,997
Sumitomo Realty & Development Co. Ltd.	908,600	24,103,778
Tokyu Fudosan Holdings Corp.	1,153,400	6,001,912
		168,294,448
Road & Rail — 2.8%
Central Japan Railway Co.	392,700	49,435,115
East Japan Railway Co.	720,100	37,550,902
Hankyu Hanshin Holdings, Inc.	460,800	12,161,251
Keio Corp.	232,900	8,932,314
Keisei Electric Railway Co. Ltd.	328,300	8,049,739
Kintetsu Group Holdings Co. Ltd. (a)	364,300	10,444,938
Kyushu Railway Co.	300,300	5,886,105
Nagoya Railroad Co. Ltd.	375,500	6,030,960
NIPPON EXPRESS HOLDINGS, Inc.	155,500	9,117,085
Odakyu Electric Railway Co. Ltd. (a)	661,700	10,020,160
Seibu Holdings, Inc.	518,900	5,155,304
Tobu Railway Co. Ltd.	399,800	8,986,772
Tokyu Corp.	1,084,500	13,262,145
West Japan Railway Co.	465,300	17,271,462
		202,304,252
Semiconductors & Semiconductor Equipment — 3.3%
Advantest Corp.	380,800	25,988,878
Disco Corp.	57,000	13,950,775
Lasertec Corp.	147,700	19,732,927
Renesas Electronics Corp. *	2,670,300	28,513,378
Rohm Co. Ltd.	166,600	11,638,821
SUMCO Corp.	614,600	8,851,266
Tokyo Electron Ltd.	300,100	126,626,205
		235,302,250
Software — 0.3%
Oracle Corp., Japan	64,000	4,112,728
Trend Micro, Inc.	267,400	14,909,401
		19,022,129
Specialty Retail — 1.3%
ABC-Mart, Inc.	60,300	2,500,639
Fast Retailing Co. Ltd.	126,300	58,149,304
Hikari Tsushin, Inc.	38,100	4,461,253
Nitori Holdings Co. Ltd.	165,600	17,036,821
USS Co. Ltd.	425,300	7,080,416
INVESTMENTS	SHARES	VALUE($)

Specialty Retail — continued
Workman Co. Ltd. (a)	46,200	1,577,507
Yamada Holdings Co. Ltd.	1,456,800	4,350,122
		95,156,062
Technology Hardware, Storage & Peripherals — 1.6%
Brother Industries Ltd.	501,300	8,712,392
Canon, Inc.	1,984,900	45,670,892
FUJIFILM Holdings Corp.	765,800	42,096,989
Ricoh Co. Ltd.	1,422,100	10,384,050
Seiko Epson Corp.	595,200	8,384,897
		115,249,220
Textiles, Apparel & Luxury Goods — 0.1%
Asics Corp.	362,800	5,723,808
Tobacco — 0.5%
Japan Tobacco, Inc.	2,097,700	35,685,648
Trading Companies & Distributors — 5.1%
ITOCHU Corp.	2,842,000	85,774,347
Marubeni Corp.	3,316,000	36,196,203
Mitsubishi Corp.	2,834,400	95,166,462
Mitsui & Co. Ltd.	3,133,500	75,880,230
MonotaRO Co. Ltd. (a)	468,300	8,044,482
Sojitz Corp.	409,900	6,250,299
Sumitomo Corp.	2,387,000	37,771,033
Toyota Tsusho Corp.	452,800	16,267,858
		361,350,914
Transportation Infrastructure — 0.1%
Japan Airport Terminal Co. Ltd. *	177,000	7,334,263
Wireless Telecommunication Services — 3.7%
KDDI Corp.	3,164,300	104,784,846
SoftBank Corp.	5,296,700	61,642,274
SoftBank Group Corp.	2,398,800	98,663,225
		265,090,345
Total Common Stocks (Cost $7,926,422,905)		7,030,019,552
SEE NOTES TO FINANCIAL STATEMENTS.
April 30, 2022	J.P. Morgan Exchange-Traded Funds	121

JPMorgan BetaBuilders Japan ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF April 30, 2022 (Unaudited) (continued)
INVESTMENTS	SHARES	VALUE($)
Short Term Investments — 0.2%
Investment of Cash Collateral from Securities Loaned — 0.2%
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.37% (b) (c)	10,093,724	10,086,658
JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.37% (b) (c)	1,597,340	1,597,340
Total Investment of Cash Collateral from Securities Loaned (Cost $11,682,989)		11,683,998
Total Investments — 98.9% (Cost $7,938,105,894)		7,041,703,550
Other Assets Less Liabilities — 1.1%		78,324,460
NET ASSETS — 100.0%		7,120,028,010
Percentages indicated are based on net assets.

*	Non-income producing security.
(a)	The security or a portion of this security is on loan at April 30, 2022. The total value of securities on loan at April 30, 2022 is $11,113,596.
(b)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of April 30, 2022.

Futures contracts outstanding as of April 30, 2022:

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
TOPIX Index	568	06/09/2022	JPY	84,647,428	466,375

Abbreviations
JPY	Japanese Yen
TOPIX	Tokyo Stock Price Index
SEE NOTES TO FINANCIAL STATEMENTS.
122	J.P. Morgan Exchange-Traded Funds	April 30, 2022

JPMorgan BetaBuilders U.S. Equity ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF April 30, 2022 (Unaudited)
INVESTMENTS	SHARES	VALUE($)
Common Stocks — 99.5%
Aerospace & Defense — 1.6%
Boeing Co. (The) *	16,036	2,386,798
General Dynamics Corp.	6,741	1,594,449
HEICO Corp.	1,236	174,560
HEICO Corp., Class A	2,177	253,925
Howmet Aerospace, Inc.	11,103	378,834
Huntington Ingalls Industries, Inc.	1,172	249,331
L3Harris Technologies, Inc.	5,750	1,335,495
Lockheed Martin Corp.	7,083	3,060,706
Northrop Grumman Corp.	4,301	1,889,859
Raytheon Technologies Corp.	43,673	4,145,005
Textron, Inc.	6,447	446,455
TransDigm Group, Inc. *	1,534	912,439
		16,827,856
Air Freight & Logistics — 0.6%
CH Robinson Worldwide, Inc.	3,802	403,582
Expeditors International of Washington, Inc.	4,957	491,090
FedEx Corp.	7,120	1,415,029
United Parcel Service, Inc., Class B	21,331	3,839,153
		6,148,854
Airlines — 0.2%
Delta Air Lines, Inc. *	18,721	805,565
Southwest Airlines Co. *	17,347	810,452
United Airlines Holdings, Inc. *	9,489	479,194
		2,095,211
Auto Components — 0.1%
Aptiv plc *	7,912	841,837
Autoliv, Inc. (Sweden)	2,306	169,906
BorgWarner, Inc.	7,014	258,326
Lear Corp.	1,747	223,511
		1,493,580
Automobiles — 2.3%
Ford Motor Co.	115,129	1,630,227
General Motors Co. *	42,522	1,612,009
Lucid Group, Inc. * (a)	16,375	296,060
Tesla, Inc. *	24,495	21,329,266
		24,867,562
Banks — 3.5%
Bank of America Corp.	208,044	7,423,010
Citigroup, Inc.	58,089	2,800,471
Citizens Financial Group, Inc.	14,488	570,827
Comerica, Inc.	3,821	312,940
East West Bancorp, Inc.	4,146	295,610
INVESTMENTS	SHARES	VALUE($)

Banks — continued
Fifth Third Bancorp	20,018	751,275
First Republic Bank	5,246	782,808
Huntington Bancshares, Inc.	42,089	553,470
JPMorgan Chase & Co. (b)	86,485	10,322,850
KeyCorp	27,173	524,711
M&T Bank Corp.	5,242	873,527
PNC Financial Services Group, Inc. (The)	12,286	2,040,704
Regions Financial Corp.	27,576	571,375
Signature Bank	1,828	442,833
SVB Financial Group *	1,722	839,716
Truist Financial Corp.	39,061	1,888,599
US Bancorp	39,528	1,919,480
Wells Fargo & Co.	113,730	4,962,040
Zions Bancorp NA	4,431	250,396
		38,126,642
Beverages — 1.7%
Brown-Forman Corp., Class A	1,644	102,618
Brown-Forman Corp., Class B	5,338	359,995
Coca-Cola Co. (The)	113,775	7,351,003
Constellation Brands, Inc., Class A	4,795	1,180,002
Keurig Dr Pepper, Inc.	21,575	806,905
Molson Coors Beverage Co., Class B	5,515	298,582
Monster Beverage Corp. *	11,001	942,566
PepsiCo, Inc.	40,485	6,951,679
		17,993,350
Biotechnology — 2.1%
AbbVie, Inc.	51,746	7,600,452
Alnylam Pharmaceuticals, Inc. *	3,516	469,140
Amgen, Inc.	16,494	3,846,236
Biogen, Inc. *	4,305	893,029
BioMarin Pharmaceutical, Inc. *	5,361	436,117
Exact Sciences Corp. * (a)	5,070	279,104
Gilead Sciences, Inc.	36,708	2,178,253
Horizon Therapeutics plc *	6,643	654,734
Incyte Corp. *	5,508	412,880
Moderna, Inc. *	10,311	1,385,902
Neurocrine Biosciences, Inc. *	2,762	248,663
Regeneron Pharmaceuticals, Inc. *	3,130	2,063,014
Seagen, Inc. *	3,910	512,249
Vertex Pharmaceuticals, Inc. *	7,461	2,038,494
		23,018,267
Building Products — 0.4%
Allegion plc	2,625	299,880

SEE NOTES TO FINANCIAL STATEMENTS.
April 30, 2022	J.P. Morgan Exchange-Traded Funds	123

JPMorgan BetaBuilders U.S. Equity ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF April 30, 2022 (Unaudited) (continued)
INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued
Building Products — continued
Carrier Global Corp.	25,037	958,166
Fortune Brands Home & Security, Inc.	3,982	283,718
Johnson Controls International plc	20,573	1,231,706
Lennox International, Inc.	975	207,860
Masco Corp.	7,018	369,778
Owens Corning	2,938	267,152
Trane Technologies plc	6,822	954,330
		4,572,590
Capital Markets — 3.0%
Ameriprise Financial, Inc.	3,242	860,719
Bank of New York Mellon Corp. (The)	21,641	910,220
BlackRock, Inc.	4,164	2,601,168
Blackstone, Inc.	20,618	2,094,170
Carlyle Group, Inc. (The)	4,068	147,628
Charles Schwab Corp. (The)	43,994	2,918,122
CME Group, Inc.	10,514	2,306,141
Coinbase Global, Inc., Class A * (a)	864	97,381
FactSet Research Systems, Inc.	1,112	448,681
Franklin Resources, Inc.	8,222	202,179
Goldman Sachs Group, Inc. (The)	9,931	3,033,821
Intercontinental Exchange, Inc.	16,430	1,902,758
Invesco Ltd.	9,980	183,432
Jefferies Financial Group, Inc.	5,650	173,794
KKR & Co., Inc.	17,126	872,912
MarketAxess Holdings, Inc.	1,118	294,716
Moody's Corp.	4,726	1,495,684
Morgan Stanley	41,500	3,344,485
MSCI, Inc.	2,374	1,000,048
Nasdaq, Inc.	3,432	540,094
Northern Trust Corp.	6,083	626,853
Raymond James Financial, Inc.	5,474	533,496
S&P Global, Inc.	10,376	3,906,564
SEI Investments Co.	3,091	172,231
State Street Corp.	10,716	717,651
T. Rowe Price Group, Inc.	6,707	825,229
		32,210,177
Chemicals — 1.8%
Air Products and Chemicals, Inc.	6,481	1,517,008
Albemarle Corp.	3,430	661,407
Celanese Corp.	3,165	465,065
CF Industries Holdings, Inc.	6,289	608,964
Corteva, Inc.	21,274	1,227,297
Dow, Inc.	21,533	1,431,945
INVESTMENTS	SHARES	VALUE($)

Chemicals — continued
DuPont de Nemours, Inc.	15,022	990,400
Eastman Chemical Co.	3,776	387,682
Ecolab, Inc.	7,295	1,235,335
FMC Corp.	3,716	492,519
International Flavors & Fragrances, Inc.	7,461	905,019
Linde plc (United Kingdom)	14,986	4,675,033
LyondellBasell Industries NV, Class A	7,682	814,522
Mosaic Co. (The)	10,834	676,258
PPG Industries, Inc.	6,951	889,658
Sherwin-Williams Co. (The)	7,053	1,939,293
Westlake Corp.	963	121,868
		19,039,273
Commercial Services & Supplies — 0.4%
Cintas Corp.	2,584	1,026,520
Copart, Inc. *	6,235	708,608
Republic Services, Inc.	6,112	820,658
Rollins, Inc.	6,631	222,404
Waste Management, Inc.	11,271	1,853,403
		4,631,593
Communications Equipment — 0.8%
Arista Networks, Inc. *	6,577	760,104
Cisco Systems, Inc.	123,431	6,045,650
F5, Inc. *	1,775	297,153
Juniper Networks, Inc.	9,525	300,228
Motorola Solutions, Inc.	4,943	1,056,270
		8,459,405
Construction & Engineering — 0.0% ^
Quanta Services, Inc.	4,162	482,709
Construction Materials — 0.1%
Martin Marietta Materials, Inc.	1,818	643,972
Vulcan Materials Co.	3,874	667,451
		1,311,423
Consumer Finance — 0.6%
Ally Financial, Inc.	9,891	395,244
American Express Co.	18,005	3,145,653
Capital One Financial Corp.	12,124	1,510,893
Discover Financial Services	8,430	948,038
SoFi Technologies, Inc. * (a)	18,895	115,637
Synchrony Financial	15,244	561,132
Upstart Holdings, Inc. * (a)	1,441	108,104
		6,784,701

SEE NOTES TO FINANCIAL STATEMENTS.
124	J.P. Morgan Exchange-Traded Funds	April 30, 2022

INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued
Containers & Packaging — 0.3%
Amcor plc	44,296	525,351
Avery Dennison Corp.	2,414	435,968
Ball Corp.	9,491	770,289
Crown Holdings, Inc.	3,700	407,148
International Paper Co.	11,335	524,584
Packaging Corp. of America	2,792	449,987
Sealed Air Corp.	4,339	278,607
Westrock Co.	7,691	380,935
		3,772,869
Distributors — 0.1%
Genuine Parts Co.	4,159	540,878
LKQ Corp.	7,849	389,546
Pool Corp.	1,172	474,918
		1,405,342
Diversified Financial Services — 1.7%
Apollo Global Management, Inc.	10,854	540,095
Berkshire Hathaway, Inc., Class B *	53,593	17,301,428
Equitable Holdings, Inc.	11,021	317,736
Voya Financial, Inc.	3,165	199,838
		18,359,097
Diversified Telecommunication Services — 0.9%
AT&T, Inc.	208,989	3,941,532
Lumen Technologies, Inc.	26,978	271,399
Verizon Communications, Inc.	122,857	5,688,279
		9,901,210
Electric Utilities — 1.7%
Alliant Energy Corp.	7,322	430,607
American Electric Power Co., Inc.	14,750	1,461,873
Avangrid, Inc. (a)	2,040	90,474
Duke Energy Corp.	22,503	2,478,930
Edison International	11,113	764,463
Entergy Corp.	5,876	698,363
Evergy, Inc.	6,709	455,206
Eversource Energy	10,074	880,468
Exelon Corp.	28,653	1,340,387
FirstEnergy Corp.	16,678	722,324
NextEra Energy, Inc.	57,416	4,077,684
NRG Energy, Inc.	7,176	257,618
PG&E Corp. * (a)	44,167	558,713
Pinnacle West Capital Corp.	3,292	234,390
PPL Corp.	21,958	621,631
INVESTMENTS	SHARES	VALUE($)

Electric Utilities — continued
Southern Co. (The)	31,028	2,277,145
Xcel Energy, Inc.	15,761	1,154,651
		18,504,927
Electrical Equipment — 0.6%
AMETEK, Inc.	6,763	853,896
Eaton Corp. plc	11,663	1,691,368
Emerson Electric Co.	17,392	1,568,411
Generac Holdings, Inc. *	1,837	403,001
Hubbell, Inc.	1,580	308,669
Plug Power, Inc. * (a)	15,177	319,021
Rockwell Automation, Inc.	3,409	861,352
Sensata Technologies Holding plc *	4,617	209,658
		6,215,376
Electronic Equipment, Instruments & Components — 0.6%
Amphenol Corp., Class A	17,523	1,252,895
CDW Corp.	3,982	649,783
Cognex Corp.	5,180	350,323
Corning, Inc.	21,859	769,218
Flex Ltd. *	13,591	224,116
IPG Photonics Corp. *	1,056	99,771
Keysight Technologies, Inc. *	5,346	749,883
TE Connectivity Ltd. (Switzerland)	9,535	1,189,777
Teledyne Technologies, Inc. *	1,374	592,950
Trimble, Inc. *	7,340	489,578
Zebra Technologies Corp., Class A *	1,544	570,755
		6,939,049
Energy Equipment & Services — 0.3%
Baker Hughes Co.	26,504	822,154
Halliburton Co.	26,288	936,378
Schlumberger NV	41,069	1,602,102
		3,360,634
Entertainment — 1.3%
Activision Blizzard, Inc.	22,791	1,723,000
AMC Entertainment Holdings, Inc., Class A * (a)	15,050	230,265
Electronic Arts, Inc.	8,223	970,725
Live Nation Entertainment, Inc. *	3,965	415,849
Netflix, Inc. *	13,003	2,475,251
Playtika Holding Corp. *	2,989	52,547
Roku, Inc. *	3,449	320,412
Take-Two Interactive Software, Inc. *	3,388	404,900
SEE NOTES TO FINANCIAL STATEMENTS.
April 30, 2022	J.P. Morgan Exchange-Traded Funds	125

JPMorgan BetaBuilders U.S. Equity ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF April 30, 2022 (Unaudited) (continued)
INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued
Entertainment — continued
Walt Disney Co. (The) *	53,281	5,947,758
Warner Bros Discovery, Inc. *	64,397	1,168,805
		13,709,512
Equity Real Estate Investment Trusts (REITs) — 3.0%
Alexandria Real Estate Equities, Inc.	4,269	777,641
American Tower Corp.	13,334	3,213,761
AvalonBay Communities, Inc.	4,089	930,166
Boston Properties, Inc.	4,152	488,275
Camden Property Trust	2,983	468,003
Crown Castle International Corp.	12,637	2,340,499
Digital Realty Trust, Inc.	8,291	1,211,481
Duke Realty Corp.	11,138	609,805
Equinix, Inc.	2,634	1,894,057
Equity LifeStyle Properties, Inc.	5,043	389,723
Equity Residential	9,991	814,266
Essex Property Trust, Inc.	1,921	632,528
Extra Space Storage, Inc.	3,906	742,140
Federal Realty Investment Trust	2,068	242,080
Healthpeak Properties, Inc.	15,777	517,643
Host Hotels & Resorts, Inc.	20,903	425,376
Invitation Homes, Inc.	17,465	695,456
Iron Mountain, Inc.	8,471	455,147
Kimco Realty Corp.	18,047	457,131
Mid-America Apartment Communities, Inc.	3,386	665,958
Prologis, Inc.	21,646	3,469,637
Public Storage	4,456	1,655,404
Realty Income Corp.	16,561	1,148,671
Regency Centers Corp.	4,496	309,460
SBA Communications Corp.	3,185	1,105,545
Simon Property Group, Inc.	9,616	1,134,688
Sun Communities, Inc.	3,403	597,465
UDR, Inc.	8,750	465,588
Ventas, Inc.	11,679	648,768
VICI Properties, Inc.	24,665	735,264
Vornado Realty Trust	4,654	180,156
Welltower, Inc.	12,745	1,157,373
Weyerhaeuser Co.	21,867	901,358
WP Carey, Inc.	5,574	450,212
		31,930,725
Food & Staples Retailing — 1.5%
Albertsons Cos., Inc., Class A (a)	2,964	92,714
Costco Wholesale Corp.	12,989	6,906,511
Kroger Co. (The)	19,574	1,056,213
INVESTMENTS	SHARES	VALUE($)

Food & Staples Retailing — continued
Sysco Corp.	14,850	1,269,378
Walgreens Boots Alliance, Inc.	20,968	889,043
Walmart, Inc.	41,396	6,333,174
		16,547,033
Food Products — 1.1%
Archer-Daniels-Midland Co.	16,369	1,466,008
Bunge Ltd.	4,109	464,810
Campbell Soup Co.	5,908	278,976
Conagra Brands, Inc.	14,033	490,173
General Mills, Inc.	17,663	1,249,304
Hershey Co. (The)	4,265	962,909
Hormel Foods Corp.	8,247	432,060
J M Smucker Co. (The)	3,174	434,616
Kellogg Co.	7,495	513,407
Kraft Heinz Co. (The)	20,767	885,297
Lamb Weston Holdings, Inc.	4,260	281,586
McCormick & Co., Inc. (Non-Voting)	7,306	734,764
Mondelez International, Inc., Class A	40,642	2,620,596
Tyson Foods, Inc., Class A	8,548	796,332
		11,610,838
Gas Utilities — 0.1%
Atmos Energy Corp.	3,974	450,652
UGI Corp.	6,138	210,533
		661,185
Health Care Equipment & Supplies — 2.7%
Abbott Laboratories	51,756	5,874,306
ABIOMED, Inc. *	1,344	385,164
Align Technology, Inc. *	2,136	619,248
Baxter International, Inc.	14,644	1,040,603
Becton Dickinson and Co.	8,344	2,062,553
Boston Scientific Corp. *	41,696	1,755,819
Cooper Cos., Inc. (The)	1,444	521,342
DENTSPLY SIRONA, Inc.	6,398	255,856
Dexcom, Inc. *	2,843	1,161,593
Edwards Lifesciences Corp. *	18,278	1,933,447
Hologic, Inc. *	7,312	526,391
IDEXX Laboratories, Inc. *	2,467	1,061,994
Insulet Corp. *	2,020	482,760
Intuitive Surgical, Inc. *	10,471	2,505,710
Medtronic plc	39,345	4,106,044
Novocure Ltd. *	2,614	200,180
ResMed, Inc.	4,288	857,471
STERIS plc	2,929	656,242

SEE NOTES TO FINANCIAL STATEMENTS.
126	J.P. Morgan Exchange-Traded Funds	April 30, 2022

INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued
Health Care Equipment & Supplies — continued
Stryker Corp.	9,832	2,372,068
Teleflex, Inc.	1,379	393,870
Zimmer Biomet Holdings, Inc.	6,114	738,265
Zimvie, Inc. *	10	225
		29,511,151
Health Care Providers & Services — 3.1%
agilon health, Inc. *	1,389	24,682
AmerisourceBergen Corp.	4,403	666,130
Anthem, Inc.	7,092	3,559,687
Cardinal Health, Inc.	8,112	470,902
Centene Corp. *	17,086	1,376,277
Cigna Corp.	9,439	2,329,356
CVS Health Corp.	38,413	3,692,642
DaVita, Inc. *	1,798	194,849
HCA Healthcare, Inc.	7,007	1,503,352
Henry Schein, Inc. *	4,060	329,266
Humana, Inc.	3,764	1,673,324
Laboratory Corp. of America Holdings *	2,715	652,360
McKesson Corp.	4,382	1,356,711
Molina Healthcare, Inc. *	1,713	536,940
Oak Street Health, Inc. *	4,088	73,952
Quest Diagnostics, Inc.	3,484	466,299
UnitedHealth Group, Inc.	27,572	14,021,741
Universal Health Services, Inc., Class B	2,130	260,989
		33,189,459
Health Care Technology — 0.2%
Cerner Corp.	8,622	807,364
Teladoc Health, Inc. * (a)	4,683	158,098
Veeva Systems, Inc., Class A *	4,069	740,355
		1,705,817
Hotels, Restaurants & Leisure — 2.0%
Airbnb, Inc., Class A *	10,154	1,555,694
Aramark	7,520	272,600
Booking Holdings, Inc. *	1,198	2,647,951
Caesars Entertainment, Inc. *	6,243	413,786
Carnival Corp. * (a)	23,662	409,353
Chipotle Mexican Grill, Inc. *	828	1,205,245
Darden Restaurants, Inc.	3,742	492,934
Domino's Pizza, Inc.	1,074	363,012
DraftKings, Inc., Class A * (a)	9,740	133,243
Expedia Group, Inc. *	4,394	767,852
Hilton Worldwide Holdings, Inc. *	8,156	1,266,545
Las Vegas Sands Corp. *	10,073	356,886
INVESTMENTS	SHARES	VALUE($)

Hotels, Restaurants & Leisure — continued
Marriott International, Inc., Class A *	7,993	1,418,917
McDonald's Corp.	21,865	5,447,884
MGM Resorts International	11,027	452,548
Royal Caribbean Cruises Ltd. *	6,575	511,075
Starbucks Corp.	33,674	2,513,427
Vail Resorts, Inc.	1,182	300,417
Wynn Resorts Ltd. *	3,091	217,854
Yum! Brands, Inc.	8,456	989,437
		21,736,660
Household Durables — 0.3%
DR Horton, Inc.	9,426	655,955
Garmin Ltd.	4,439	487,136
Lennar Corp., Class A	7,642	584,537
Lennar Corp., Class B	435	28,362
Mohawk Industries, Inc. *	1,592	224,568
Newell Brands, Inc.	11,079	256,479
NVR, Inc. *	87	380,730
PulteGroup, Inc.	7,277	303,887
Whirlpool Corp.	1,729	313,848
		3,235,502
Household Products — 1.5%
Church & Dwight Co., Inc.	7,073	690,042
Clorox Co. (The)	3,591	515,201
Colgate-Palmolive Co.	24,674	1,901,132
Kimberly-Clark Corp.	9,860	1,368,864
Procter & Gamble Co. (The)	70,152	11,262,903
		15,738,142
Independent Power and Renewable Electricity Producers — 0.1%
AES Corp. (The)	19,511	398,415
Vistra Corp.	14,110	353,032
		751,447
Industrial Conglomerates — 0.9%
3M Co.	16,702	2,408,762
General Electric Co.	32,185	2,399,392
Honeywell International, Inc.	20,072	3,884,133
Roper Technologies, Inc.	3,098	1,455,812
		10,148,099
Insurance — 2.2%
Aflac, Inc.	17,550	1,005,264
Alleghany Corp. *	391	327,071
Allstate Corp. (The)	8,206	1,038,387
American Financial Group, Inc.	1,947	269,621
SEE NOTES TO FINANCIAL STATEMENTS.
April 30, 2022	J.P. Morgan Exchange-Traded Funds	127

JPMorgan BetaBuilders U.S. Equity ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF April 30, 2022 (Unaudited) (continued)
INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued
Insurance — continued
American International Group, Inc.	24,287	1,421,032
Aon plc, Class A	6,297	1,813,473
Arch Capital Group Ltd. *	11,305	516,299
Arthur J Gallagher & Co.	6,102	1,028,126
Brown & Brown, Inc.	6,874	426,051
Chubb Ltd.	12,598	2,600,857
Cincinnati Financial Corp.	4,384	537,741
Everest Re Group Ltd.	1,153	316,741
Fidelity National Financial, Inc.	8,338	332,019
Globe Life, Inc.	2,710	265,797
Hartford Financial Services Group, Inc. (The)	9,810	686,013
Lincoln National Corp.	4,882	293,652
Loews Corp.	5,746	361,079
Markel Corp. *	389	526,426
Marsh & McLennan Cos., Inc.	14,783	2,390,411
MetLife, Inc.	20,547	1,349,527
Principal Financial Group, Inc.	7,098	483,658
Progressive Corp. (The)	17,110	1,836,930
Prudential Financial, Inc.	11,062	1,200,338
Reinsurance Group of America, Inc.	1,972	211,635
Travelers Cos., Inc. (The)	7,052	1,206,315
W R Berkley Corp.	6,129	407,517
Willis Towers Watson plc	3,565	765,976
		23,617,956
Interactive Media & Services — 5.1%
Alphabet, Inc., Class A *	8,795	20,071,861
Alphabet, Inc., Class C *	8,131	18,695,852
InterActiveCorp. *	2,440	202,227
Match Group, Inc. *	8,272	654,729
Meta Platforms, Inc., Class A *	67,573	13,546,360
Pinterest, Inc., Class A *	16,660	341,863
Snap, Inc., Class A *	31,678	901,556
Twitter, Inc. *	23,391	1,146,627
		55,561,075
Internet & Direct Marketing Retail — 3.2%
Amazon.com, Inc. *	12,807	31,833,463
DoorDash, Inc., Class A * (a)	4,734	385,490
eBay, Inc.	18,322	951,278
Etsy, Inc. * (a)	3,717	346,387
MercadoLibre, Inc. (Brazil) *	1,368	1,331,926
Wayfair, Inc., Class A * (a)	2,287	175,962
		35,024,506
INVESTMENTS	SHARES	VALUE($)

IT Services — 4.7%
Accenture plc, Class A	18,508	5,559,063
Affirm Holdings, Inc. * (a)	4,741	136,067
Akamai Technologies, Inc. *	4,746	532,881
Automatic Data Processing, Inc.	12,287	2,680,778
Block, Inc., Class A *	14,656	1,458,858
Broadridge Financial Solutions, Inc.	3,424	493,501
Cloudflare, Inc., Class A *	8,130	700,318
Cognizant Technology Solutions Corp., Class A	15,377	1,243,999
DXC Technology Co. *	7,166	205,664
EPAM Systems, Inc. *	1,668	442,003
Fidelity National Information Services, Inc.	17,815	1,766,357
Fiserv, Inc. *	17,397	1,703,514
FleetCor Technologies, Inc. *	2,372	591,862
Gartner, Inc. *	2,400	697,320
Global Payments, Inc.	8,343	1,142,824
GoDaddy, Inc., Class A *	4,890	395,161
International Business Machines Corp.	26,241	3,469,323
Jack Henry & Associates, Inc.	2,123	402,478
Mastercard, Inc., Class A	25,264	9,180,432
MongoDB, Inc. *	1,961	696,018
Okta, Inc. *	4,349	518,879
Paychex, Inc.	9,389	1,189,868
PayPal Holdings, Inc. *	34,091	2,997,622
Snowflake, Inc., Class A *	6,910	1,184,651
Twilio, Inc., Class A *	4,932	551,496
VeriSign, Inc. *	2,836	506,765
Visa, Inc., Class A	48,542	10,345,757
Western Union Co. (The)	11,536	193,343
		50,986,802
Leisure Products — 0.0% ^
Hasbro, Inc.	3,794	334,099
Peloton Interactive, Inc., Class A * (a)	8,855	155,494
		489,593
Life Sciences Tools & Services — 1.8%
Agilent Technologies, Inc.	8,785	1,047,787
Avantor, Inc. *	17,829	568,389
Bio-Rad Laboratories, Inc., Class A *	628	321,574
Bio-Techne Corp.	1,151	437,023
Charles River Laboratories International, Inc. *	1,475	356,227
Danaher Corp.	18,624	4,677,045
Illumina, Inc. *	4,582	1,359,250
IQVIA Holdings, Inc. *	5,585	1,217,474

SEE NOTES TO FINANCIAL STATEMENTS.
128	J.P. Morgan Exchange-Traded Funds	April 30, 2022

INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued
Life Sciences Tools & Services — continued
Mettler-Toledo International, Inc. *	664	848,280
PerkinElmer, Inc.	3,702	542,750
Thermo Fisher Scientific, Inc.	11,543	6,382,356
Waters Corp. *	1,783	540,285
West Pharmaceutical Services, Inc.	2,156	679,269
		18,977,709
Machinery — 1.5%
Caterpillar, Inc.	15,821	3,330,953
Cummins, Inc.	4,160	787,030
Deere & Co.	8,203	3,097,043
Donaldson Co., Inc.	3,604	176,740
Dover Corp.	4,201	559,993
Fortive Corp.	10,493	603,348
IDEX Corp.	2,235	424,248
Illinois Tool Works, Inc.	8,367	1,649,219
Ingersoll Rand, Inc.	11,929	524,399
Otis Worldwide Corp.	12,444	906,421
PACCAR, Inc.	10,166	844,286
Parker-Hannifin Corp.	3,762	1,018,825
Pentair plc	4,853	246,290
Snap-on, Inc.	1,554	330,210
Stanley Black & Decker, Inc.	4,761	572,034
Westinghouse Air Brake Technologies Corp.	5,473	492,077
Xylem, Inc.	5,274	424,557
		15,987,673
Media — 0.9%
Charter Communications, Inc., Class A *	3,489	1,495,002
Comcast Corp., Class A	132,398	5,264,144
DISH Network Corp., Class A * (a)	7,305	208,266
Fox Corp., Class A	9,249	331,484
Fox Corp., Class B	4,276	142,134
Interpublic Group of Cos., Inc. (The)	11,531	376,141
Liberty Broadband Corp., Class A *	674	72,563
Liberty Broadband Corp., Class C *	4,135	462,376
Liberty Media Corp.-Liberty SiriusXM, Class A *	2,293	95,916
Liberty Media Corp.-Liberty SiriusXM, Class C *	4,657	195,035
News Corp., Class A	11,431	227,020
News Corp., Class B	3,539	70,461
Omnicom Group, Inc. (a)	6,116	465,611
Paramount Global, Class A	265	8,361
INVESTMENTS	SHARES	VALUE($)

Media — continued
Paramount Global, Class B	17,756	517,055
Sirius XM Holdings, Inc. (a)	26,566	159,396
		10,090,965
Metals & Mining — 0.5%
Freeport-McMoRan, Inc.	42,975	1,742,636
Newmont Corp.	23,333	1,699,809
Nucor Corp.	7,951	1,230,656
Southern Copper Corp. (Peru)	2,501	155,738
Steel Dynamics, Inc.	5,519	473,254
		5,302,093
Mortgage Real Estate Investment Trusts (REITs) — 0.0% ^
AGNC Investment Corp.	15,269	167,654
Annaly Capital Management, Inc.	42,727	274,307
		441,961
Multiline Retail — 0.5%
Dollar General Corp.	6,773	1,608,791
Dollar Tree, Inc. *	6,594	1,071,195
Target Corp.	14,017	3,204,987
		5,884,973
Multi-Utilities — 0.9%
Ameren Corp.	7,542	700,652
CenterPoint Energy, Inc.	18,398	563,163
CMS Energy Corp.	8,477	582,285
Consolidated Edison, Inc.	10,365	961,250
Dominion Energy, Inc.	23,694	1,934,378
DTE Energy Co.	5,657	741,293
NiSource, Inc.	11,480	334,298
Public Service Enterprise Group, Inc.	14,803	1,031,177
Sempra Energy	9,343	1,507,586
WEC Energy Group, Inc.	9,239	924,362
		9,280,444
Oil, Gas & Consumable Fuels — 3.7%
Cheniere Energy, Inc.	6,910	938,447
Chevron Corp.	56,421	8,839,478
ConocoPhillips	38,113	3,640,554
Continental Resources, Inc. (a)	1,715	95,303
Coterra Energy, Inc.	23,816	685,663
Devon Energy Corp.	18,418	1,071,375
Diamondback Energy, Inc.	4,981	628,752
EOG Resources, Inc.	17,128	1,999,865
Exxon Mobil Corp.	123,909	10,563,242
Hess Corp.	8,075	832,290
SEE NOTES TO FINANCIAL STATEMENTS.
April 30, 2022	J.P. Morgan Exchange-Traded Funds	129

JPMorgan BetaBuilders U.S. Equity ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF April 30, 2022 (Unaudited) (continued)
INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued
Oil, Gas & Consumable Fuels — continued
Kinder Morgan, Inc.	57,068	1,035,784
Marathon Petroleum Corp.	16,939	1,478,097
Occidental Petroleum Corp.	25,962	1,430,247
ONEOK, Inc.	13,055	826,773
Phillips 66	13,691	1,187,831
Pioneer Natural Resources Co.	6,649	1,545,693
Texas Pacific Land Corp.	192	262,387
Valero Energy Corp.	11,962	1,333,524
Williams Cos., Inc. (The)	35,555	1,219,181
		39,614,486
Personal Products — 0.2%
Estee Lauder Cos., Inc. (The), Class A	6,792	1,793,496
Olaplex Holdings, Inc. *	2,082	30,605
		1,824,101
Pharmaceuticals — 4.1%
Bristol-Myers Squibb Co.	63,787	4,801,247
Catalent, Inc. *	5,241	474,625
Elanco Animal Health, Inc. *	13,857	350,721
Eli Lilly & Co.	23,241	6,789,393
Jazz Pharmaceuticals plc *	1,794	287,435
Johnson & Johnson	77,054	13,905,165
Merck & Co., Inc.	73,925	6,556,408
Pfizer, Inc.	164,257	8,060,091
Royalty Pharma plc, Class A	10,437	444,407
Viatris, Inc.	35,443	366,126
Zoetis, Inc.	13,858	2,456,331
		44,491,949
Professional Services — 0.4%
Clarivate plc *	11,655	182,750
CoStar Group, Inc. *	11,566	735,829
Dun & Bradstreet Holdings, Inc. *	4,412	69,665
Equifax, Inc.	3,563	725,142
Jacobs Engineering Group, Inc.	3,782	523,996
Leidos Holdings, Inc.	4,104	424,805
Nielsen Holdings plc	10,499	281,478
TransUnion	5,600	490,112
Verisk Analytics, Inc.	4,711	961,280
		4,395,057
Real Estate Management & Development — 0.1%
CBRE Group, Inc., Class A *	9,804	814,124
Opendoor Technologies, Inc. * (a)	11,388	79,602
INVESTMENTS	SHARES	VALUE($)

Real Estate Management & Development — continued
Zillow Group, Inc., Class A * (a)	1,088	42,051
Zillow Group, Inc., Class C *	4,879	194,282
		1,130,059
Road & Rail — 1.1%
CSX Corp.	64,911	2,229,044
JB Hunt Transport Services, Inc.	2,447	418,070
Lyft, Inc., Class A *	8,758	285,511
Norfolk Southern Corp.	7,014	1,808,770
Old Dominion Freight Line, Inc.	2,716	760,806
Uber Technologies, Inc. *	48,837	1,537,389
Union Pacific Corp.	18,639	4,366,931
XPO Logistics, Inc. *	2,889	155,399
		11,561,920
Semiconductors & Semiconductor Equipment — 5.3%
Advanced Micro Devices, Inc. *	47,834	4,090,764
Analog Devices, Inc.	15,379	2,374,210
Applied Materials, Inc.	25,980	2,866,893
Broadcom, Inc.	12,069	6,690,933
Enphase Energy, Inc. *	3,907	630,590
Entegris, Inc.	3,976	442,887
Intel Corp.	119,160	5,194,184
KLA Corp.	4,407	1,406,979
Lam Research Corp.	4,082	1,901,232
Marvell Technology, Inc.	24,699	1,434,518
Microchip Technology, Inc.	16,274	1,061,065
Micron Technology, Inc.	32,783	2,235,473
Monolithic Power Systems, Inc.	1,258	493,438
NVIDIA Corp.	73,155	13,568,058
NXP Semiconductors NV (China)	7,790	1,331,311
ON Semiconductor Corp. *	12,600	656,586
Qorvo, Inc. *	3,176	361,365
QUALCOMM, Inc.	32,974	4,606,138
Skyworks Solutions, Inc.	4,787	542,367
SolarEdge Technologies, Inc. *	1,529	382,877
Teradyne, Inc.	4,760	501,989
Texas Instruments, Inc.	27,032	4,602,198
		57,376,055
Software — 9.3%
Adobe, Inc. *	13,793	5,461,338
ANSYS, Inc. *	2,560	705,766
AppLovin Corp., Class A * (a)	1,048	39,981
Autodesk, Inc. *	6,435	1,218,017
Bentley Systems, Inc., Class B (a)	5,374	227,804

SEE NOTES TO FINANCIAL STATEMENTS.
130	J.P. Morgan Exchange-Traded Funds	April 30, 2022

INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued
Software — continued
Bill.com Holdings, Inc. *	2,691	459,381
Cadence Design Systems, Inc. *	8,114	1,223,997
Ceridian HCM Holding, Inc. *	4,010	225,081
Citrix Systems, Inc.	3,636	363,964
Coupa Software, Inc. *	2,172	187,444
Crowdstrike Holdings, Inc., Class A *	6,095	1,211,442
Datadog, Inc., Class A *	7,531	909,594
DocuSign, Inc. *	5,794	469,314
Dynatrace, Inc. *	5,775	221,529
Fortinet, Inc. *	3,981	1,150,549
HubSpot, Inc. *	1,300	493,259
Intuit, Inc.	8,274	3,464,737
Microsoft Corp.	219,410	60,890,663
NortonLifeLock, Inc.	17,015	426,056
Oracle Corp.	46,099	3,383,667
Palantir Technologies, Inc., Class A *	46,870	487,448
Palo Alto Networks, Inc. *	2,890	1,622,099
Paycom Software, Inc. *	1,413	397,717
Paylocity Holding Corp. *	1,162	220,350
PTC, Inc. *	3,092	353,137
RingCentral, Inc., Class A *	2,396	203,301
Salesforce, Inc. *	28,826	5,071,646
ServiceNow, Inc. *	5,850	2,796,885
Splunk, Inc. *	4,648	567,149
SS&C Technologies Holdings, Inc.	6,468	418,221
Synopsys, Inc. *	4,479	1,284,532
Trade Desk, Inc. (The), Class A *	12,766	752,173
Tyler Technologies, Inc. *	1,196	472,073
UiPath, Inc., Class A * (a)	7,783	138,771
Unity Software, Inc. *	4,782	317,573
VMware, Inc., Class A	5,897	637,112
Workday, Inc., Class A *	5,637	1,165,168
Zoom Video Communications, Inc., Class A *	6,383	635,555
Zscaler, Inc. *	2,336	473,601
		100,748,094
Specialty Retail — 2.1%
Advance Auto Parts, Inc.	1,818	362,927
AutoZone, Inc. *	602	1,177,193
Bath & Body Works, Inc.	7,545	399,055
Best Buy Co., Inc.	6,342	570,336
Burlington Stores, Inc. *	1,962	399,385
CarMax, Inc. *	4,725	405,310
Carvana Co. *	2,515	145,769
Home Depot, Inc. (The)	30,561	9,180,524
INVESTMENTS	SHARES	VALUE($)

Specialty Retail — continued
Lowe's Cos., Inc.	19,725	3,900,224
O'Reilly Automotive, Inc. *	1,978	1,199,756
Ross Stores, Inc.	10,326	1,030,225
TJX Cos., Inc. (The)	34,913	2,139,469
Tractor Supply Co.	3,319	668,613
Ulta Beauty, Inc. *	1,572	623,770
		22,202,556
Technology Hardware, Storage & Peripherals — 6.9%
Apple, Inc.	453,731	71,530,692
Dell Technologies, Inc., Class C	8,482	398,739
Hewlett Packard Enterprise Co.	37,853	583,315
HP, Inc.	31,691	1,160,841
NetApp, Inc.	6,496	475,832
Seagate Technology Holdings plc	5,887	482,970
Western Digital Corp. *	9,145	485,325
		75,117,714
Textiles, Apparel & Luxury Goods — 0.6%
Lululemon Athletica, Inc. *	3,448	1,222,764
NIKE, Inc., Class B	37,343	4,656,672
Tapestry, Inc.	7,711	253,846
Under Armour, Inc., Class A *	5,522	84,818
Under Armour, Inc., Class C *	6,304	89,454
VF Corp.	9,434	490,568
		6,798,122
Tobacco — 0.7%
Altria Group, Inc.	53,349	2,964,604
Philip Morris International, Inc.	45,362	4,536,200
		7,500,804
Trading Companies & Distributors — 0.2%
Fastenal Co.	16,848	931,863
United Rentals, Inc. *	2,112	668,490
Watsco, Inc.	958	255,575
WW Grainger, Inc.	1,257	628,538
		2,484,466
Water Utilities — 0.1%
American Water Works Co., Inc.	5,306	817,548
Wireless Telecommunication Services — 0.2%
T-Mobile US, Inc. *	17,182	2,115,792
Total Common Stocks (Cost $1,070,253,861)		1,076,821,740
SEE NOTES TO FINANCIAL STATEMENTS.
April 30, 2022	J.P. Morgan Exchange-Traded Funds	131

JPMorgan BetaBuilders U.S. Equity ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF April 30, 2022 (Unaudited) (continued)
INVESTMENTS	SHARES	VALUE($)
Short Term Investments — 0.8%
Investment Companies — 0.4%
JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.37% (c) (d) (Cost $4,124,457)	4,124,457	4,124,457
Investment of Cash Collateral from Securities Loaned — 0.4%
JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.37% (c) (d) (Cost $4,273,902)	4,273,902	4,273,902
Total Short Term Investments (Cost $8,398,359)		8,398,359
Total Investments — 100.3% (Cost $1,078,652,220)		1,085,220,099
Liabilities in Excess of Other Assets — (0.3)%		(3,493,939)
NET ASSETS — 100.0%		1,081,726,160
Percentages indicated are based on net assets.

^	Amount rounds to less than 0.1% of net assets.
*	Non-income producing security.
(a)	The security or a portion of this security is on loan at April 30, 2022. The total value of securities on loan at April 30, 2022 is $3,968,472.
(b)	Investment in affiliate. This security is included in an index in which the Fund, as an index fund, tracks.
(c)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(d)	The rate shown is the current yield as of April 30, 2022.

Futures contracts outstanding as of April 30, 2022:

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
S&P 500 E-Mini Index	21	06/17/2022	USD	4,337,288	(151,298)

Abbreviations
USD	United States Dollar
SEE NOTES TO FINANCIAL STATEMENTS.
132	J.P. Morgan Exchange-Traded Funds	April 30, 2022

JPMorgan BetaBuilders U.S. Mid Cap Equity ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF April 30, 2022 (Unaudited)
INVESTMENTS	SHARES	VALUE($)
Common Stocks — 99.7%
Aerospace & Defense — 1.4%
Axon Enterprise, Inc. *	35,274	3,957,743
BWX Technologies, Inc.	47,503	2,466,356
Curtiss-Wright Corp.	20,204	2,887,354
Hexcel Corp.	43,209	2,348,841
Mercury Systems, Inc. *	29,235	1,631,021
Moog, Inc., Class A	14,950	1,194,056
Rocket Lab USA, Inc. *	74,037	546,393
Spirit AeroSystems Holdings, Inc., Class A	54,344	2,284,622
Woodward, Inc.	32,482	3,588,611
		20,904,997
Air Freight & Logistics — 0.2%
GXO Logistics, Inc. *	50,786	3,006,023
Airlines — 0.9%
Alaska Air Group, Inc. *	64,846	3,526,974
Allegiant Travel Co. *	7,821	1,213,741
American Airlines Group, Inc. * (a)	333,632	6,262,272
Frontier Group Holdings, Inc. *	15,570	165,198
JetBlue Airways Corp. *	163,791	1,803,339
Joby Aviation, Inc. * (a)	136,843	717,057
		13,688,581
Auto Components — 1.0%
Adient plc *	48,800	1,666,032
Dana, Inc.	74,278	1,100,057
Fox Factory Holding Corp. *	21,682	1,775,322
Gentex Corp.	121,823	3,575,505
Goodyear Tire & Rubber Co. (The) *	144,733	1,927,844
Luminar Technologies, Inc. * (a)	116,489	1,440,969
QuantumScape Corp. * (a)	131,926	1,970,975
Visteon Corp. *	14,430	1,510,965
		14,967,669
Automobiles — 0.3%
Harley-Davidson, Inc.	79,263	2,889,136
Thor Industries, Inc. (a)	28,642	2,192,545
		5,081,681
Banks — 5.4%
Associated Banc-Corp.	77,058	1,537,307
Bank of Hawaii Corp.	20,737	1,541,589
Bank OZK	62,323	2,394,450
BankUnited, Inc.	44,107	1,655,777
BOK Financial Corp.	15,513	1,286,493
Cadence Bank	97,012	2,429,181
Commerce Bancshares, Inc.	56,924	3,891,894
INVESTMENTS	SHARES	VALUE($)

Banks — continued
Cullen/Frost Bankers, Inc.	29,347	3,882,315
First Citizens BancShares, Inc., Class A	6,861	4,386,786
First Financial Bankshares, Inc.	66,082	2,641,958
First Hawaiian, Inc.	65,666	1,550,374
First Horizon Corp.	275,053	6,155,686
FNB Corp.	175,008	2,016,092
Glacier Bancorp, Inc.	55,856	2,555,971
Hancock Whitney Corp.	44,721	2,091,601
Home BancShares, Inc.	77,583	1,677,345
PacWest Bancorp	61,598	2,025,958
Pinnacle Financial Partners, Inc.	39,220	3,041,511
Popular, Inc. (Puerto Rico)	41,117	3,206,715
Prosperity Bancshares, Inc.	47,488	3,104,765
SouthState Corp.	39,469	3,056,479
Synovus Financial Corp.	74,694	3,102,789
Texas Capital Bancshares, Inc. *	26,082	1,339,572
UMB Financial Corp.	22,208	2,002,717
Umpqua Holdings Corp.	111,586	1,845,632
United Bankshares, Inc.	70,247	2,336,415
Valley National Bancorp	217,050	2,600,259
Webster Financial Corp.	92,610	4,629,574
Western Alliance Bancorp	54,899	4,178,363
Wintrust Financial Corp.	29,360	2,563,715
		80,729,283
Beverages — 0.2%
Boston Beer Co., Inc. (The), Class A *	4,826	1,809,750
Celsius Holdings, Inc. * (a)	19,658	1,022,216
National Beverage Corp.	12,030	530,282
		3,362,248
Biotechnology — 3.2%
ACADIA Pharmaceuticals, Inc. *	60,431	1,114,348
Agios Pharmaceuticals, Inc. *	27,963	614,347
Allakos, Inc. * (a)	18,197	68,603
Arrowhead Pharmaceuticals, Inc. *	54,304	2,232,438
Beam Therapeutics, Inc. * (a)	23,161	869,232
Biohaven Pharmaceutical Holding Co. Ltd. *	31,616	2,819,199
Blueprint Medicines Corp. *	30,295	1,767,713
Bridgebio Pharma, Inc. * (a)	55,349	443,899
Cerevel Therapeutics Holdings, Inc. *	28,805	843,410
ChemoCentryx, Inc. *	25,258	466,263
CRISPR Therapeutics AG (Switzerland) *	36,262	1,799,320
Denali Therapeutics, Inc. *	47,806	1,137,783
Exelixis, Inc. *	162,953	3,640,370

SEE NOTES TO FINANCIAL STATEMENTS.
April 30, 2022	J.P. Morgan Exchange-Traded Funds	133

JPMorgan BetaBuilders U.S. Mid Cap Equity ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF April 30, 2022 (Unaudited) (continued)
INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued
Biotechnology — continued
Fate Therapeutics, Inc. *	41,800	1,193,808
Global Blood Therapeutics, Inc. *	30,200	927,140
Halozyme Therapeutics, Inc. *	72,513	2,893,269
ImmunityBio, Inc. * (a)	34,826	126,418
Intellia Therapeutics, Inc. *	35,640	1,747,429
Ionis Pharmaceuticals, Inc. *	72,721	2,673,224
Iovance Biotherapeutics, Inc. *	70,301	1,065,060
Kodiak Sciences, Inc. *	17,299	104,140
Ligand Pharmaceuticals, Inc. *	8,602	798,782
Mirati Therapeutics, Inc. *	25,589	1,581,144
Natera, Inc. *	45,320	1,591,638
Novavax, Inc. * (a)	38,926	1,754,395
Recursion Pharmaceuticals, Inc., Class A * (a)	13,145	81,499
Relay Therapeutics, Inc. *	39,503	941,357
Sage Therapeutics, Inc. *	26,713	841,994
Sana Biotechnology, Inc. * (a)	42,778	322,974
Sarepta Therapeutics, Inc. *	44,845	3,243,190
Twist Bioscience Corp. *	27,731	799,762
Ultragenyx Pharmaceutical, Inc. *	35,090	2,480,512
United Therapeutics Corp. *	23,194	4,118,327
Vir Biotechnology, Inc. *	37,752	768,253
		47,871,240
Building Products — 2.0%
A O Smith Corp.	67,694	3,955,360
Advanced Drainage Systems, Inc.	29,266	2,998,594
Armstrong World Industries, Inc.	24,463	2,071,038
AZEK Co., Inc. (The) *	57,511	1,221,534
Builders FirstSource, Inc. *	98,638	6,073,142
Carlisle Cos., Inc.	26,933	6,985,343
Hayward Holdings, Inc. *	21,519	342,152
JELD-WEN Holding, Inc. *	47,185	980,976
Trex Co., Inc. *	59,296	3,450,434
UFP Industries, Inc.	31,865	2,465,395
		30,543,968
Capital Markets — 2.7%
Affiliated Managers Group, Inc.	20,933	2,628,557
Ares Management Corp.	86,333	5,716,971
Artisan Partners Asset Management, Inc., Class A	34,369	1,104,620
Blue Owl Capital, Inc.	171,355	2,044,265
Evercore, Inc., Class A	20,095	2,125,046
Federated Hermes, Inc.	49,891	1,420,896
Houlihan Lokey, Inc.	26,090	2,173,036
INVESTMENTS	SHARES	VALUE($)

Capital Markets — continued
Interactive Brokers Group, Inc., Class A	44,991	2,679,664
Janus Henderson Group plc	87,072	2,653,954
LPL Financial Holdings, Inc.	41,263	7,752,080
Morningstar, Inc.	12,214	3,092,951
Open Lending Corp., Class A *	52,637	717,969
Stifel Financial Corp.	53,830	3,329,385
Tradeweb Markets, Inc., Class A	54,141	3,854,298
		41,293,692
Chemicals — 2.5%
Amyris, Inc. * (a)	100,030	343,103
Ashland Global Holdings, Inc.	27,255	2,860,957
Avient Corp.	47,120	2,320,189
Axalta Coating Systems Ltd. *	110,546	2,804,552
Balchem Corp.	16,691	2,056,331
Cabot Corp.	29,152	1,919,659
Diversey Holdings Ltd. *	24,531	189,870
Element Solutions, Inc.	112,166	2,312,863
Huntsman Corp.	106,673	3,613,015
Ingevity Corp. *	20,227	1,211,597
NewMarket Corp.	3,537	1,148,146
Olin Corp.	72,677	4,171,660
RPM International, Inc.	66,804	5,538,052
Scotts Miracle-Gro Co. (The)	20,896	2,171,721
Sensient Technologies Corp.	21,644	1,831,082
Valvoline, Inc.	92,386	2,792,829
		37,285,626
Commercial Services & Supplies — 1.1%
Brink's Co. (The)	25,323	1,492,791
Cimpress plc (Ireland) *	10,080	509,141
Clean Harbors, Inc. *	25,769	2,703,941
Driven Brands Holdings, Inc. *	28,453	793,554
IAA, Inc. *	69,452	2,545,416
MSA Safety, Inc.	18,769	2,265,231
Stericycle, Inc. *	47,303	2,374,137
Tetra Tech, Inc.	27,811	3,873,516
		16,557,727
Communications Equipment — 0.7%
Ciena Corp. *	79,759	4,400,304
CommScope Holding Co., Inc. *	105,343	635,218
Lumentum Holdings, Inc. *	37,180	3,019,388
Viasat, Inc. *	38,327	1,410,817
Viavi Solutions, Inc. *	118,482	1,699,032
		11,164,759

SEE NOTES TO FINANCIAL STATEMENTS.
134	J.P. Morgan Exchange-Traded Funds	April 30, 2022

INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued
Construction & Engineering — 1.3%
AECOM	72,787	5,135,851
EMCOR Group, Inc.	27,502	2,928,413
MasTec, Inc. *	30,301	2,181,975
MDU Resources Group, Inc.	104,744	2,698,205
Valmont Industries, Inc.	10,926	2,718,498
WillScot Mobile Mini Holdings Corp. *	114,936	4,034,254
		19,697,196
Construction Materials — 0.2%
Eagle Materials, Inc.	20,335	2,507,712
Consumer Finance — 0.7%
Credit Acceptance Corp. *	4,131	2,117,137
FirstCash Holdings, Inc.	20,729	1,653,760
Green Dot Corp., Class A *	28,148	745,359
LendingClub Corp. *	52,028	793,427
OneMain Holdings, Inc.	55,790	2,562,435
PROG Holdings, Inc. *	29,217	773,374
SLM Corp.	143,641	2,403,114
		11,048,606
Containers & Packaging — 1.1%
AptarGroup, Inc.	33,906	3,893,426
Berry Global Group, Inc. *	69,676	3,926,242
Graphic Packaging Holding Co.	145,530	3,172,554
Silgan Holdings, Inc.	43,218	1,917,583
Sonoco Products Co.	50,655	3,136,051
		16,045,856
Diversified Consumer Services — 1.5%
ADT, Inc.	75,051	514,099
Bright Horizons Family Solutions, Inc. *	31,083	3,550,922
Chegg, Inc. *	70,523	1,744,739
Coursera, Inc. *	43,349	815,395
Frontdoor, Inc. *	43,631	1,348,634
Graham Holdings Co., Class B	2,066	1,223,837
Grand Canyon Education, Inc. *	20,393	1,957,116
H&R Block, Inc.	84,750	2,209,433
Mister Car Wash, Inc. *	19,915	286,776
PowerSchool Holdings, Inc., Class A *	21,134	319,969
Service Corp. International	84,935	5,572,585
Terminix Global Holdings, Inc. *	62,407	2,863,857
Udemy, Inc. *	7,865	85,807
		22,493,169
INVESTMENTS	SHARES	VALUE($)

Diversified Telecommunication Services — 0.4%
Frontier Communications Parent, Inc. *	107,010	2,823,994
Iridium Communications, Inc. *	68,082	2,431,208
		5,255,202
Electric Utilities — 1.0%
ALLETE, Inc.	28,718	1,704,126
Hawaiian Electric Industries, Inc.	56,301	2,314,534
IDACORP, Inc.	26,027	2,737,520
OGE Energy Corp.	103,112	3,988,372
PNM Resources, Inc.	44,199	2,062,326
Portland General Electric Co.	46,061	2,180,067
		14,986,945
Electrical Equipment — 1.4%
Acuity Brands, Inc.	18,024	3,108,779
Array Technologies, Inc. *	61,888	404,129
Bloom Energy Corp., Class A *	76,101	1,412,435
ChargePoint Holdings, Inc. * (a)	90,358	1,169,232
EnerSys	21,261	1,391,745
Enovix Corp. *	50,123	453,112
GrafTech International Ltd.	103,050	935,694
nVent Electric plc	86,640	2,926,699
Regal Rexnord Corp.	34,892	4,439,658
Sunrun, Inc. *	106,611	2,130,088
Vertiv Holdings Co.	156,723	1,963,739
		20,335,310
Electronic Equipment, Instruments & Components — 2.0%
Arrow Electronics, Inc. *	35,043	4,130,168
Avnet, Inc.	50,969	2,225,307
Belden, Inc.	23,126	1,193,995
Coherent, Inc. *	12,775	3,422,423
II-VI, Inc. * (a)	54,768	3,352,349
Jabil, Inc.	73,908	4,266,709
Littelfuse, Inc.	12,672	2,905,056
National Instruments Corp.	67,924	2,454,773
Novanta, Inc. *	18,343	2,360,744
TD SYNNEX Corp.	21,359	2,137,822
Vontier Corp.	87,079	2,230,964
		30,680,310
Energy Equipment & Services — 0.4%
ChampionX Corp.	104,079	2,196,067
NOV, Inc.	202,237	3,666,557
		5,862,624
SEE NOTES TO FINANCIAL STATEMENTS.
April 30, 2022	J.P. Morgan Exchange-Traded Funds	135

JPMorgan BetaBuilders U.S. Mid Cap Equity ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF April 30, 2022 (Unaudited) (continued)
INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued
Entertainment — 1.1%
Liberty Media Corp-Liberty Formula One, Class A *	11,618	667,105
Liberty Media Corp-Liberty Formula One, Class C *	104,997	6,544,463
Lions Gate Entertainment Corp., Class A *	31,721	427,916
Lions Gate Entertainment Corp., Class B *	62,897	790,615
Madison Square Garden Sports Corp. *	8,808	1,427,865
Skillz, Inc. * (a)	134,595	275,920
Warner Music Group Corp., Class A	59,345	1,766,701
Zynga, Inc., Class A *	547,358	4,526,651
		16,427,236
Equity Real Estate Investment Trusts (REITs) — 9.3%
American Campus Communities, Inc.	71,676	4,635,287
American Homes 4 Rent, Class A	152,082	6,023,968
Americold Realty Trust	137,396	3,624,506
Apartment Income REIT Corp.	80,862	3,975,984
Apple Hospitality REIT, Inc.	109,388	1,935,074
Brixmor Property Group, Inc.	153,410	3,893,546
Cousins Properties, Inc.	76,573	2,748,971
CubeSmart	112,696	5,354,187
DigitalBridge Group, Inc. *	264,477	1,840,760
Douglas Emmett, Inc.	90,379	2,662,565
EastGroup Properties, Inc.	20,949	3,927,937
EPR Properties	38,530	2,023,596
Equity Commonwealth *	58,267	1,526,013
First Industrial Realty Trust, Inc.	67,107	3,892,206
Gaming and Leisure Properties, Inc.	120,965	5,368,427
Healthcare Realty Trust, Inc.	76,008	2,058,297
Healthcare Trust of America, Inc., Class A	113,728	3,464,155
Highwoods Properties, Inc.	54,024	2,206,340
Hudson Pacific Properties, Inc.	78,541	1,828,434
Innovative Industrial Properties, Inc.	14,006	2,025,127
JBG SMITH Properties	58,790	1,549,704
Kilroy Realty Corp.	54,099	3,786,930
Lamar Advertising Co., Class A	44,717	4,937,204
Life Storage, Inc.	42,253	5,598,100
Medical Properties Trust, Inc.	307,408	5,653,233
National Health Investors, Inc.	23,628	1,217,551
National Retail Properties, Inc.	90,452	3,965,416
National Storage Affiliates Trust	42,215	2,389,369
Omega Healthcare Investors, Inc.	123,099	3,136,562
Outfront Media, Inc.	74,994	1,919,846
Park Hotels & Resorts, Inc.	121,803	2,400,737
Pebblebrook Hotel Trust	67,678	1,652,697
INVESTMENTS	SHARES	VALUE($)

Equity Real Estate Investment Trusts (REITs) — continued
Piedmont Office Realty Trust, Inc., Class A	63,941	1,029,450
PS Business Parks, Inc.	10,345	1,936,584
Rayonier, Inc.	74,873	3,234,514
Rexford Industrial Realty, Inc.	82,543	6,441,656
RLJ Lodging Trust	85,790	1,202,776
Ryman Hospitality Properties, Inc. *	28,370	2,652,028
Sabra Health Care REIT, Inc.	117,792	1,375,811
SITE Centers Corp.	92,474	1,470,337
SL Green Realty Corp.	33,023	2,285,870
Spirit Realty Capital, Inc.	65,763	2,857,402
STAG Industrial, Inc.	90,774	3,387,686
STORE Capital Corp.	126,402	3,593,609
Sunstone Hotel Investors, Inc. *	112,954	1,383,686
Terreno Realty Corp.	38,871	2,827,865
Uniti Group, Inc.	121,602	1,506,649
		140,408,652
Food & Staples Retailing — 1.3%
BJ's Wholesale Club Holdings, Inc. *	70,036	4,506,817
Casey's General Stores, Inc.	19,120	3,848,856
Performance Food Group Co. *	79,719	3,926,161
PriceSmart, Inc.	12,396	984,862
Sprouts Farmers Market, Inc. *	57,821	1,723,066
US Foods Holding Corp. *	114,757	4,317,158
		19,306,920
Food Products — 1.4%
Beyond Meat, Inc. * (a)	30,982	1,142,616
Darling Ingredients, Inc. *	83,338	6,116,176
Flowers Foods, Inc.	102,358	2,714,534
Freshpet, Inc. *	22,349	2,086,279
Hain Celestial Group, Inc. (The) *	47,039	1,577,688
Ingredion, Inc.	34,256	2,915,528
Lancaster Colony Corp.	10,203	1,583,301
Pilgrim's Pride Corp. *	25,116	712,039
Post Holdings, Inc. *	29,312	2,180,520
Seaboard Corp.	126	532,349
		21,561,030
Gas Utilities — 0.8%
National Fuel Gas Co.	47,097	3,302,913
New Jersey Resources Corp.	49,472	2,135,211
ONE Gas, Inc.	27,608	2,329,287
Southwest Gas Holdings, Inc.	33,935	2,990,013
Spire, Inc.	26,669	1,940,170
		12,697,594

SEE NOTES TO FINANCIAL STATEMENTS.
136	J.P. Morgan Exchange-Traded Funds	April 30, 2022

INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued
Health Care Equipment & Supplies — 2.4%
Enovis Corp. *	23,330	1,513,417
Envista Holdings Corp. *	83,122	3,293,294
Figs, Inc., Class A *	18,737	293,422
Globus Medical, Inc., Class A *	40,712	2,695,949
Haemonetics Corp. *	26,321	1,333,685
ICU Medical, Inc. *	10,260	2,195,537
Inari Medical, Inc. *	16,534	1,334,294
Integra LifeSciences Holdings Corp. *	37,530	2,295,335
LivaNova plc *	27,429	2,102,707
Masimo Corp. *	26,169	2,956,312
Nevro Corp. *	17,967	1,108,384
NuVasive, Inc. *	26,662	1,371,493
Ortho Clinical Diagnostics Holdings plc *	58,635	1,032,562
Penumbra, Inc. * (a)	18,073	3,118,677
Quidel Corp. *	19,522	1,964,304
Shockwave Medical, Inc. *	18,198	2,750,264
STAAR Surgical Co. *	24,524	1,400,075
Tandem Diabetes Care, Inc. *	32,709	3,155,764
		35,915,475
Health Care Providers & Services — 2.4%
1Life Healthcare, Inc. *	87,489	616,797
Acadia Healthcare Co., Inc. *	46,320	3,144,202
Alignment Healthcare, Inc. *	14,475	139,105
Amedisys, Inc. *	16,799	2,144,392
Apollo Medical Holdings, Inc. *	19,448	709,463
Chemed Corp.	7,920	3,891,809
Encompass Health Corp.	51,229	3,526,092
Guardant Health, Inc. *	52,362	3,230,735
HealthEquity, Inc. *	43,065	2,683,811
Invitae Corp. *	107,264	569,572
LHC Group, Inc. *	16,307	2,704,516
LifeStance Health Group, Inc. * (a)	21,182	143,402
Option Care Health, Inc. *	71,321	2,131,072
Patterson Cos., Inc.	44,694	1,375,234
Premier, Inc., Class A	61,350	2,221,484
Privia Health Group, Inc. *	13,721	301,725
Progyny, Inc. *	35,847	1,378,317
R1 RCM, Inc. *	68,779	1,548,903
Signify Health, Inc., Class A *	12,339	170,278
Tenet Healthcare Corp. *	55,191	4,001,899
		36,632,808
Health Care Technology — 0.9%
Certara, Inc. *	53,448	980,771
INVESTMENTS	SHARES	VALUE($)

Health Care Technology — continued
Change Healthcare, Inc. *	129,971	3,062,117
Definitive Healthcare Corp. *	13,807	326,535
Doximity, Inc., Class A *	47,732	1,903,075
Inspire Medical Systems, Inc. *	14,082	2,897,512
Multiplan Corp. * (a)	124,925	553,418
Omnicell, Inc. *	22,622	2,469,644
Schrodinger, Inc. *	24,154	597,087
		12,790,159
Hotels, Restaurants & Leisure — 3.2%
Boyd Gaming Corp.	42,249	2,559,445
Choice Hotels International, Inc.	16,907	2,374,757
Churchill Downs, Inc.	17,731	3,598,329
Cracker Barrel Old Country Store, Inc.	12,125	1,345,754
Hilton Grand Vacations, Inc. *	45,668	2,138,633
Hyatt Hotels Corp., Class A *	25,921	2,461,458
Life Time Group Holdings, Inc. *	19,894	284,484
Light & Wonder, Inc. *	49,694	2,785,846
Marriott Vacations Worldwide Corp.	21,924	3,273,911
Norwegian Cruise Line Holdings Ltd. *	214,710	4,300,641
Penn National Gaming, Inc. *	85,565	3,129,112
Planet Fitness, Inc., Class A *	42,939	3,436,408
SeaWorld Entertainment, Inc. *	25,885	1,745,684
Six Flags Entertainment Corp. *	39,868	1,525,748
Texas Roadhouse, Inc.	35,854	2,951,860
Travel + Leisure Co.	44,461	2,466,696
Wendy's Co. (The)	90,915	1,796,481
Wingstop, Inc.	15,365	1,409,892
Wyndham Hotels & Resorts, Inc.	47,985	4,220,761
		47,805,900
Household Durables — 0.9%
Helen of Troy Ltd. *	12,428	2,665,930
Leggett & Platt, Inc.	68,694	2,447,567
Tempur Sealy International, Inc.	99,168	2,688,445
Toll Brothers, Inc.	57,876	2,683,710
TopBuild Corp. *	16,959	3,071,953
		13,557,605
Household Products — 0.2%
Energizer Holdings, Inc.	33,769	1,022,863
Reynolds Consumer Products, Inc.	28,076	830,769
Spectrum Brands Holdings, Inc.	20,994	1,785,959
		3,639,591
SEE NOTES TO FINANCIAL STATEMENTS.
April 30, 2022	J.P. Morgan Exchange-Traded Funds	137

JPMorgan BetaBuilders U.S. Mid Cap Equity ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF April 30, 2022 (Unaudited) (continued)
INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued
Independent Power and Renewable Electricity Producers — 0.2%
Ormat Technologies, Inc. (a)	23,078	1,793,161
Sunnova Energy International, Inc. *	47,986	828,718
		2,621,879
Insurance — 3.1%
American National Group, Inc.	6,660	1,256,143
Assurant, Inc.	29,345	5,337,269
Assured Guaranty Ltd.	35,967	1,983,580
Axis Capital Holdings Ltd.	39,717	2,276,976
Brighthouse Financial, Inc. *	40,107	2,059,896
CNO Financial Group, Inc.	62,000	1,496,680
Enstar Group Ltd. *	6,388	1,505,971
Erie Indemnity Co., Class A (a)	12,858	2,060,880
First American Financial Corp.	56,526	3,296,031
Hanover Insurance Group, Inc. (The)	18,334	2,691,798
Kemper Corp.	30,834	1,423,297
Lemonade, Inc. * (a)	19,663	410,170
Mercury General Corp.	13,698	690,790
Old Republic International Corp.	147,069	3,236,989
Oscar Health, Inc., Class A * (a)	19,867	146,221
Primerica, Inc.	20,327	2,633,566
RenaissanceRe Holdings Ltd. (Bermuda)	22,641	3,249,436
RLI Corp.	20,540	2,357,581
Ryan Specialty Group Holdings, Inc., Class A *	30,005	1,109,885
Selective Insurance Group, Inc.	31,000	2,553,160
Unum Group	105,320	3,214,366
White Mountains Insurance Group Ltd.	1,535	1,608,711
		46,599,396
Interactive Media & Services — 1.0%
Bumble, Inc., Class A *	37,267	894,035
Cargurus, Inc. *	45,028	1,471,515
TripAdvisor, Inc. *	51,012	1,309,478
Vimeo, Inc. *	80,291	818,165
Yelp, Inc. *	35,356	1,150,131
Ziff Davis, Inc. *	24,830	2,193,979
ZoomInfo Technologies, Inc., Class A *	155,761	7,383,072
		15,220,375
Internet & Direct Marketing Retail — 0.1%
Chewy, Inc., Class A * (a)	45,647	1,326,502
Qurate Retail, Inc.	184,132	775,196
		2,101,698
IT Services — 1.5%
BigCommerce Holdings, Inc. *	30,931	552,737
INVESTMENTS	SHARES	VALUE($)

IT Services — continued
Bread Financial Holdings, Inc.	25,634	1,404,743
Concentrix Corp.	22,108	3,481,568
DigitalOcean Holdings, Inc. *	9,007	355,146
Euronet Worldwide, Inc. *	27,214	3,310,583
Fastly, Inc., Class A *	55,059	875,438
Flywire Corp. *	5,583	170,337
Genpact Ltd.	87,826	3,536,753
LiveRamp Holdings, Inc. *	35,056	1,097,954
Maximus, Inc.	31,882	2,323,560
Rackspace Technology, Inc. * (a)	32,451	320,941
SolarWinds Corp.	22,952	283,916
Squarespace, Inc., Class A * (a)	14,457	288,706
Thoughtworks Holding, Inc. *	18,843	348,784
WEX, Inc. *	23,087	3,837,983
		22,189,149
Leisure Products — 0.9%
Brunswick Corp.	39,692	3,001,112
Callaway Golf Co. *	60,350	1,324,079
Mattel, Inc. *	180,447	4,386,667
Polaris, Inc.	29,376	2,788,957
YETI Holdings, Inc. *	45,123	2,205,161
		13,705,976
Life Sciences Tools & Services — 1.5%
10X Genomics, Inc., Class A *	47,167	2,252,696
Adaptive Biotechnologies Corp. *	55,986	461,884
Azenta, Inc.	38,585	2,892,332
Bruker Corp.	52,339	3,008,969
Maravai LifeSciences Holdings, Inc., Class A *	56,203	1,727,118
Medpace Holdings, Inc. *	14,802	1,977,103
NeoGenomics, Inc. *	63,408	599,206
Pacific Biosciences of California, Inc. *	113,610	720,287
Repligen Corp. *	26,472	4,162,457
Sotera Health Co. *	50,997	1,039,319
Syneos Health, Inc. *	53,399	3,902,933
		22,744,304
Machinery — 3.8%
AGCO Corp.	31,607	4,026,732
Allison Transmission Holdings, Inc.	53,712	2,010,977
Chart Industries, Inc. *	18,354	3,098,523
Crane Co.	25,700	2,473,111
Evoqua Water Technologies Corp. *	62,254	2,595,369
Flowserve Corp.	67,096	2,194,710

SEE NOTES TO FINANCIAL STATEMENTS.
138	J.P. Morgan Exchange-Traded Funds	April 30, 2022

INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued
Machinery — continued
Gates Industrial Corp. plc *	49,503	631,163
Graco, Inc.	87,526	5,428,363
ITT, Inc.	44,083	3,095,508
Kennametal, Inc.	42,780	1,100,730
Lincoln Electric Holdings, Inc.	30,399	4,095,657
Middleby Corp. (The) *	28,646	4,408,333
Nikola Corp. * (a)	106,894	767,499
Nordson Corp.	27,868	6,010,849
Oshkosh Corp.	34,289	3,169,675
RBC Bearings, Inc. *	14,863	2,502,186
Timken Co. (The)	35,552	2,049,217
Toro Co. (The)	54,032	4,329,584
Trinity Industries, Inc.	42,140	1,168,964
Watts Water Technologies, Inc., Class A	14,181	1,807,510
		56,964,660
Marine — 0.1%
Kirby Corp. *	30,956	2,018,331
Media — 0.8%
Advantage Solutions, Inc. *	50,868	255,866
Altice USA, Inc., Class A *	116,330	1,079,542
Cable One, Inc.	2,543	2,965,647
John Wiley & Sons, Inc., Class A	22,423	1,141,107
Magnite, Inc. *	59,079	570,112
New York Times Co. (The), Class A	86,077	3,298,471
Nexstar Media Group, Inc., Class A	21,051	3,334,899
		12,645,644
Metals & Mining — 2.1%
Alcoa Corp.	94,824	6,429,067
Cleveland-Cliffs, Inc. *	246,251	6,276,938
Compass Minerals International, Inc.	17,554	1,037,968
MP Materials Corp. *	38,483	1,463,894
Reliance Steel & Aluminum Co.	32,276	6,398,717
Royal Gold, Inc.	33,812	4,411,790
United States Steel Corp.	134,386	4,097,429
Worthington Industries, Inc.	16,797	799,033
		30,914,836
Mortgage Real Estate Investment Trusts (REITs) — 0.7%
Blackstone Mortgage Trust, Inc., Class A	86,856	2,609,154
Chimera Investment Corp.	122,003	1,222,470
New Residential Investment Corp.	240,417	2,500,337
INVESTMENTS	SHARES	VALUE($)

Mortgage Real Estate Investment Trusts (REITs) — continued
Starwood Property Trust, Inc.	156,882	3,589,460
Two Harbors Investment Corp.	177,142	852,053
		10,773,474
Multiline Retail — 0.7%
Kohl's Corp.	71,677	4,148,665
Macy's, Inc.	154,145	3,725,685
Nordstrom, Inc.	57,423	1,475,771
Ollie's Bargain Outlet Holdings, Inc. * (a)	30,230	1,452,551
		10,802,672
Multi-Utilities — 0.3%
Avista Corp.	36,441	1,478,412
Black Hills Corp.	32,884	2,408,424
		3,886,836
Oil, Gas & Consumable Fuels — 4.5%
Antero Midstream Corp.	167,246	1,717,616
Antero Resources Corp. *	147,147	5,179,574
APA Corp.	187,120	7,658,822
Chesapeake Energy Corp. (a)	53,695	4,404,064
CNX Resources Corp. *	104,287	2,143,098
DT Midstream, Inc.	49,836	2,678,685
EQT Corp.	154,942	6,158,945
Equitrans Midstream Corp.	209,414	1,645,994
HF Sinclair Corp. *	77,005	2,927,730
Marathon Oil Corp.	400,994	9,992,771
New Fortress Energy, Inc.	21,321	826,828
Ovintiv, Inc.	134,461	6,883,059
PDC Energy, Inc.	50,156	3,497,879
Range Resources Corp. *	128,663	3,852,170
Targa Resources Corp.	117,937	8,657,755
		68,224,990
Paper & Forest Products — 0.2%
Louisiana-Pacific Corp.	45,327	2,924,498
Personal Products — 0.2%
Beauty Health Co. (The) *	49,328	646,197
Coty, Inc., Class A *	177,139	1,436,597
Herbalife Nutrition Ltd. *	50,828	1,351,008
		3,433,802
Pharmaceuticals — 0.8%
Organon & Co.	130,582	4,221,716
Pacira BioSciences, Inc. *	22,951	1,711,456
Perrigo Co. plc	68,890	2,362,927
Prestige Consumer Healthcare, Inc. *	25,838	1,412,305
SEE NOTES TO FINANCIAL STATEMENTS.
April 30, 2022	J.P. Morgan Exchange-Traded Funds	139

JPMorgan BetaBuilders U.S. Mid Cap Equity ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF April 30, 2022 (Unaudited) (continued)
INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued
Pharmaceuticals — continued
Reata Pharmaceuticals, Inc., Class A * (a)	14,094	357,706
Tilray Brands, Inc. (Canada) * (a)	229,798	1,144,394
		11,210,504
Professional Services — 2.5%
Alight, Inc., Class A *	126,567	1,087,211
ASGN, Inc. *	26,841	3,045,111
Booz Allen Hamilton Holding Corp.	68,636	5,602,757
CACI International, Inc., Class A *	12,029	3,191,294
Exponent, Inc.	26,847	2,572,211
FTI Consulting, Inc. *	17,664	2,785,789
Insperity, Inc.	18,370	1,948,138
KBR, Inc.	72,265	3,557,606
ManpowerGroup, Inc.	27,929	2,519,196
Robert Half International, Inc.	56,389	5,543,603
Science Applications International Corp.	29,327	2,440,886
TriNet Group, Inc. *	19,499	1,729,561
Upwork, Inc. *	62,069	1,301,587
		37,324,950
Real Estate Management & Development — 0.7%
Cushman & Wakefield plc *	77,117	1,380,394
eXp World Holdings, Inc. (a)	34,184	457,724
Howard Hughes Corp. (The) *	21,308	2,136,979
Jones Lang LaSalle, Inc. *	26,004	5,687,855
Redfin Corp. * (a)	54,314	605,601
WeWork, Inc. * (a)	107,635	754,522
		11,023,075
Road & Rail — 1.4%
AMERCO	5,065	2,712,206
Avis Budget Group, Inc. *	20,650	5,527,385
Knight-Swift Transportation Holdings, Inc.	85,483	4,093,781
Landstar System, Inc.	19,409	3,006,454
Ryder System, Inc.	27,660	1,933,434
Saia, Inc. *	13,579	2,796,731
TuSimple Holdings, Inc., Class A *	17,534	181,828
		20,251,819
Semiconductors & Semiconductor Equipment — 2.6%
Allegro MicroSystems, Inc. (Japan) *	28,374	689,772
Ambarella, Inc. *	19,068	1,565,101
Amkor Technology, Inc.	51,639	971,330
Cirrus Logic, Inc. *	29,496	2,235,797
CMC Materials, Inc.	14,717	2,633,018
First Solar, Inc. *	50,930	3,719,418
INVESTMENTS	SHARES	VALUE($)

Semiconductors & Semiconductor Equipment — continued
Lattice Semiconductor Corp. *	70,517	3,387,637
MKS Instruments, Inc.	28,563	3,255,611
Power Integrations, Inc.	30,454	2,436,320
Semtech Corp. *	33,188	1,978,005
Silicon Laboratories, Inc. *	19,657	2,651,926
SiTime Corp. *	7,719	1,301,192
SunPower Corp. * (a)	42,752	705,836
Synaptics, Inc. *	20,344	3,019,863
Universal Display Corp.	22,332	2,852,466
Wolfspeed, Inc. * (a)	63,664	5,838,625
		39,241,917
Software — 7.4%
ACI Worldwide, Inc. *	60,536	1,672,004
Alteryx, Inc., Class A *	30,748	1,974,022
Amplitude, Inc., Class A *	11,652	203,444
Anaplan, Inc. *	76,067	4,943,594
Asana, Inc., Class A *	42,754	1,145,807
Aspen Technology, Inc. *	34,318	5,440,776
Avalara, Inc. *	44,765	3,405,274
AvidXchange Holdings, Inc. *	13,137	107,592
Black Knight, Inc. *	80,003	5,263,397
Blackbaud, Inc. *	23,031	1,336,028
Blackline, Inc. *	27,503	1,844,076
C3.ai, Inc., Class A * (a)	36,593	621,715
CDK Global, Inc.	60,151	3,272,816
Clear Secure, Inc., Class A * (a)	6,888	209,533
CommVault Systems, Inc. *	22,959	1,400,499
CS Disco, Inc. *	6,514	200,045
Datto Holding Corp. *	13,425	465,848
Digital Turbine, Inc. *	45,448	1,438,429
Dolby Laboratories, Inc., Class A	33,859	2,623,057
Dropbox, Inc., Class A *	145,394	3,162,320
Duck Creek Technologies, Inc. *	38,772	617,638
Elastic NV *	37,543	2,858,524
Everbridge, Inc. *	20,278	873,982
Fair Isaac Corp. *	13,551	5,061,434
Five9, Inc. *	35,034	3,857,243
Guidewire Software, Inc. *	42,920	3,731,465
Informatica, Inc., Class A * (a)	15,667	304,880
Jamf Holding Corp. * (a)	28,219	869,145
JFrog Ltd. (Israel) *	22,563	470,890
Mandiant Corp. *	123,598	2,716,684
Manhattan Associates, Inc. *	32,523	4,245,878
Marathon Digital Holdings, Inc. * (a)	52,876	824,866

SEE NOTES TO FINANCIAL STATEMENTS.
140	J.P. Morgan Exchange-Traded Funds	April 30, 2022

INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued
Software — continued
Matterport, Inc. * (a)	94,924	544,864
MicroStrategy, Inc., Class A * (a)	4,794	1,697,891
Mimecast Ltd. *	32,082	2,556,294
nCino, Inc. *	29,384	1,101,606
NCR Corp. *	67,983	2,381,444
New Relic, Inc. *	30,683	1,941,313
Nutanix, Inc., Class A *	110,577	2,767,742
Paycor HCM, Inc. * (a)	16,215	399,375
Pegasystems, Inc.	21,025	1,610,305
Qualtrics International, Inc., Class A *	49,319	914,374
Rapid7, Inc. *	29,438	2,811,918
Smartsheet, Inc., Class A *	65,296	3,155,756
Sprout Social, Inc., Class A *	23,458	1,437,506
SPS Commerce, Inc. *	18,523	2,215,906
Tenable Holdings, Inc. *	47,695	2,634,195
Teradata Corp. *	55,869	2,310,183
Varonis Systems, Inc. *	55,382	2,392,502
Verint Systems, Inc. *	33,845	1,846,583
Workiva, Inc. *	23,250	2,243,858
Zendesk, Inc. *	62,622	7,642,389
		111,768,909
Specialty Retail — 2.8%
American Eagle Outfitters, Inc. (a)	79,018	1,193,962
AutoNation, Inc. *	20,601	2,387,862
Dick's Sporting Goods, Inc. (a)	32,402	3,124,201
Five Below, Inc. *	28,842	4,531,078
Floor & Decor Holdings, Inc., Class A *	54,369	4,334,297
Foot Locker, Inc.	44,965	1,317,924
GameStop Corp., Class A * (a)	31,843	3,982,604
Gap, Inc. (The)	109,620	1,361,480
Leslie's, Inc. *	70,499	1,381,780
Lithia Motors, Inc.	15,589	4,413,714
National Vision Holdings, Inc. *	42,588	1,603,438
Penske Automotive Group, Inc.	15,714	1,647,142
Petco Health & Wellness Co., Inc. * (a)	42,004	808,997
RH *	8,970	3,014,996
Urban Outfitters, Inc. *	33,785	804,083
Victoria's Secret & Co. *	37,400	1,762,288
Vroom, Inc. *	65,578	102,302
Warby Parker, Inc., Class A * (a)	5,336	124,275
Williams-Sonoma, Inc.	37,585	4,904,091
		42,800,514
INVESTMENTS	SHARES	VALUE($)

Technology Hardware, Storage & Peripherals — 0.4%
Pure Storage, Inc., Class A *	140,379	4,113,105
Xerox Holdings Corp.	63,216	1,099,958
		5,213,063
Textiles, Apparel & Luxury Goods — 1.6%
Capri Holdings Ltd. *	76,044	3,627,299
Carter's, Inc.	21,762	1,833,231
Columbia Sportswear Co.	17,800	1,462,448
Crocs, Inc. *	30,300	2,012,829
Deckers Outdoor Corp. *	14,024	3,726,878
Hanesbrands, Inc.	179,854	2,384,864
PVH Corp.	36,052	2,623,864
Ralph Lauren Corp.	23,843	2,487,779
Skechers U.S.A., Inc., Class A *	69,480	2,661,084
Wolverine World Wide, Inc.	42,425	840,863
		23,661,139
Thrifts & Mortgage Finance — 0.6%
Essent Group Ltd.	56,887	2,305,630
MGIC Investment Corp.	164,994	2,154,822
New York Community Bancorp, Inc.	239,525	2,213,211
Radian Group, Inc.	92,375	1,975,901
TFS Financial Corp.	24,595	368,679
		9,018,243
Trading Companies & Distributors — 1.3%
Air Lease Corp.	55,202	2,223,536
Beacon Roofing Supply, Inc. *	28,658	1,708,876
Core & Main, Inc., Class A *	29,335	697,000
GATX Corp.	18,294	1,891,417
Herc Holdings, Inc.	12,861	1,643,893
MSC Industrial Direct Co., Inc., Class A	24,262	2,010,349
SiteOne Landscape Supply, Inc. *	23,028	3,247,639
Univar Solutions, Inc. *	88,048	2,563,958
WESCO International, Inc. *	22,861	2,817,847
		18,804,515
Water Utilities — 0.4%
Essential Utilities, Inc.	118,475	5,302,941
Total Common Stocks (Cost $1,584,975,117)		1,499,507,503
Short Term Investments — 2.8%
Investment Companies — 0.3%
JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.37% (b) (c) (Cost $4,118,599)	4,118,599	4,118,599
SEE NOTES TO FINANCIAL STATEMENTS.
April 30, 2022	J.P. Morgan Exchange-Traded Funds	141

JPMorgan BetaBuilders U.S. Mid Cap Equity ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF April 30, 2022 (Unaudited) (continued)
INVESTMENTS	SHARES	VALUE($)
Short Term Investments — continued
Investment of Cash Collateral from Securities Loaned — 2.5%
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.37% (b) (c)	33,492,149	33,468,705
JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.37% (b) (c)	5,221,826	5,221,826
Total Investment of Cash Collateral from Securities Loaned (Cost $38,690,417)		38,690,531
Total Short Term Investments (Cost $42,809,016)		42,809,130
Total Investments — 102.5% (Cost $1,627,784,133)		1,542,316,633
Liabilities in Excess of Other Assets — (2.5)%		(37,664,559)
NET ASSETS — 100.0%		1,504,652,074
Percentages indicated are based on net assets.

*	Non-income producing security.
(a)	The security or a portion of this security is on loan at April 30, 2022. The total value of securities on loan at April 30, 2022 is $36,202,057.
(b)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of April 30, 2022.

Futures contracts outstanding as of April 30, 2022:

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
S&P Midcap 400 E-Mini Index	17	06/17/2022	USD	4,240,480	(111,095)

Abbreviations
USD	United States Dollar
SEE NOTES TO FINANCIAL STATEMENTS.
142	J.P. Morgan Exchange-Traded Funds	April 30, 2022

JPMorgan BetaBuilders U.S. Small Cap Equity ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF April 30, 2022 (Unaudited)
INVESTMENTS	SHARES	VALUE($)
Common Stocks — 98.2%
Aerospace & Defense — 1.0%
AAR Corp. *	11,877	557,981
Aerojet Rocketdyne Holdings, Inc. *	26,663	1,065,987
AeroVironment, Inc. *	8,233	661,275
Astra Space, Inc. * (a)	44,556	142,579
Kaman Corp.	9,878	385,341
Kratos Defense & Security Solutions, Inc. *	44,114	669,209
Maxar Technologies, Inc.	25,815	831,501
Parsons Corp. *	9,447	348,878
Virgin Galactic Holdings, Inc. * (a)	63,329	474,334
		5,137,085
Air Freight & Logistics — 0.6%
Air Transport Services Group, Inc. *	20,596	644,655
Atlas Air Worldwide Holdings, Inc. *	9,562	659,204
Forward Air Corp.	9,552	926,257
Hub Group, Inc., Class A *	12,037	808,405
		3,038,521
Airlines — 0.4%
Hawaiian Holdings, Inc. *	18,192	308,537
SkyWest, Inc. *	17,882	521,260
Spirit Airlines, Inc. *	38,651	912,550
Sun Country Airlines Holdings, Inc. *	11,013	302,968
Wheels Up Experience, Inc. *	62,945	191,982
		2,237,297
Auto Components — 0.8%
American Axle & Manufacturing Holdings, Inc. *	40,565	268,540
Dorman Products, Inc. *	10,126	999,639
Gentherm, Inc. *	11,846	798,657
Holley, Inc. * (a)	13,150	138,601
LCI Industries	9,002	876,075
Patrick Industries, Inc.	7,987	497,191
Standard Motor Products, Inc.	6,822	291,163
XPEL, Inc. * (b)	5,872	254,081
		4,123,947
Automobiles — 0.4%
Canoo, Inc. * (a)	50,977	244,690
Electric Last Mile Solutions, Inc. * (a)	18,515	17,034
Faraday Future Intelligent Electric, Inc. *	61,133	157,723
Fisker, Inc. *	50,287	505,887
Lordstown Motors Corp. * (a)	43,077	93,908
INVESTMENTS	SHARES	VALUE($)

Automobiles — continued
Winnebago Industries, Inc.	11,879	631,725
Workhorse Group, Inc. * (a)	51,558	155,189
		1,806,156
Banks — 8.6%
1st Source Corp.	6,089	263,471
Ameris Bancorp	23,530	981,201
Atlantic Union Bankshares Corp.	26,887	908,243
BancFirst Corp.	6,758	552,467
Bancorp, Inc. (The) *	20,378	462,377
Banner Corp.	12,209	655,623
Berkshire Hills Bancorp, Inc.	17,324	428,596
Brookline Bancorp, Inc.	27,587	398,908
Cathay General Bancorp	26,911	1,078,862
Central Pacific Financial Corp.	9,840	237,931
City Holding Co.	5,388	416,923
Columbia Banking System, Inc.	27,620	775,570
Community Bank System, Inc.	19,169	1,234,484
Community Trust Bancorp, Inc.	5,402	215,054
Customers Bancorp, Inc. *	10,789	453,893
CVB Financial Corp.	48,180	1,109,104
Dime Community Bancshares, Inc.	11,621	365,364
Eagle Bancorp, Inc.	11,334	570,667
Eastern Bankshares, Inc.	60,451	1,158,241
Enterprise Financial Services Corp.	13,440	593,645
FB Financial Corp.	12,682	488,637
First Bancorp	12,296	460,608
First BanCorp (Puerto Rico)	71,765	976,722
First Busey Corp.	17,976	403,921
First Commonwealth Financial Corp.	33,549	452,241
First Financial Bancorp	33,450	684,052
First Interstate BancSystem, Inc., Class A	29,009	943,373
First Merchants Corp.	20,139	789,247
Flushing Financial Corp.	10,900	234,350
Fulton Financial Corp.	57,337	869,802
Heartland Financial USA, Inc.	14,250	623,722
Hilltop Holdings, Inc.	21,647	551,782
Hope Bancorp, Inc.	42,692	610,496
Independent Bank Corp.	16,788	1,295,362
Independent Bank Group, Inc.	13,069	886,078
International Bancshares Corp.	18,910	752,429
Lakeland Financial Corp.	9,010	656,108
Live Oak Bancshares, Inc.	11,503	486,922
Meta Financial Group, Inc.	10,592	462,341
National Bank Holdings Corp., Class A	10,623	387,846

SEE NOTES TO FINANCIAL STATEMENTS.
April 30, 2022	J.P. Morgan Exchange-Traded Funds	143

JPMorgan BetaBuilders U.S. Small Cap Equity ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF April 30, 2022 (Unaudited) (continued)
INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued
Banks — continued
NBT Bancorp, Inc.	15,450	543,840
Northwest Bancshares, Inc.	45,004	570,651
OFG Bancorp (Puerto Rico)	17,673	469,748
Old National Bancorp	105,004	1,591,861
Origin Bancorp, Inc.	7,737	291,530
Pacific Premier Bancorp, Inc.	33,593	1,053,476
Park National Corp.	5,121	603,510
Renasant Corp.	19,848	591,272
S&T Bancorp, Inc.	14,022	396,262
Sandy Spring Bancorp, Inc.	16,023	629,223
Seacoast Banking Corp. of Florida	20,773	675,122
ServisFirst Bancshares, Inc.	17,363	1,394,596
Silvergate Capital Corp., Class A *	10,824	1,265,975
Simmons First National Corp., Class A	44,924	1,072,336
Stock Yards Bancorp, Inc.	8,700	454,836
Tompkins Financial Corp.	4,249	310,177
Towne Bank	23,520	648,446
Triumph Bancorp, Inc. *	8,394	582,879
Trustmark Corp.	21,960	612,245
United Community Banks, Inc.	37,277	1,123,529
Veritex Holdings, Inc.	17,522	575,598
Washington Trust Bancorp, Inc.	6,162	289,244
WesBanco, Inc.	22,145	713,955
Westamerica BanCorp	9,526	561,272
		42,898,246
Beverages — 0.3%
Coca-Cola Consolidated, Inc.	1,684	743,486
Duckhorn Portfolio, Inc. (The) *	11,009	213,795
MGP Ingredients, Inc.	4,430	404,592
		1,361,873
Biotechnology — 5.3%
Adagio Therapeutics, Inc. *	6,759	19,331
Akero Therapeutics, Inc. *	8,219	86,217
Alector, Inc. *	20,777	199,459
Alkermes plc *	57,526	1,659,625
Allogene Therapeutics, Inc. *	26,374	220,223
Allovir, Inc. *	10,468	47,629
ALX Oncology Holdings, Inc. *	7,514	96,029
Amicus Therapeutics, Inc. *	89,168	631,309
AnaptysBio, Inc. *	6,882	161,039
Apellis Pharmaceuticals, Inc. *	31,608	1,375,896
Applied Molecular Transport, Inc. * (a)	5,759	24,706
Arcus Biosciences, Inc. *	16,252	393,461
INVESTMENTS	SHARES	VALUE($)

Biotechnology — continued
Arcutis Biotherapeutics, Inc. *	9,826	198,387
Atara Biotherapeutics, Inc. *	31,459	200,079
Avid Bioservices, Inc. *	21,865	294,303
Avidity Biosciences, Inc. *	15,317	219,033
BioAtla, Inc. *	6,258	21,778
BioCryst Pharmaceuticals, Inc. *	64,017	594,718
Bioxcel Therapeutics, Inc. * (a)	6,791	89,030
Bluebird Bio, Inc. *	24,945	90,550
C4 Therapeutics, Inc. *	13,121	112,447
CareDx, Inc. *	18,790	571,968
Caribou Biosciences, Inc. *	7,271	53,805
Celldex Therapeutics, Inc. *	16,609	507,405
Century Therapeutics, Inc. *	3,856	46,349
Coherus Biosciences, Inc. *	22,698	205,190
Cullinan Oncology, Inc. *	8,576	84,131
Cytokinetics, Inc. *	29,805	1,188,325
Day One Biopharmaceuticals, Inc. *	3,719	31,686
Deciphera Pharmaceuticals, Inc. *	14,798	149,756
DermTech, Inc. * (a)	9,082	77,651
Design Therapeutics, Inc. *	4,353	51,975
Dynavax Technologies Corp. *	39,709	350,630
Dyne Therapeutics, Inc. *	8,775	70,024
Eagle Pharmaceuticals, Inc. *	4,030	177,844
Editas Medicine, Inc. *	24,313	321,904
Emergent BioSolutions, Inc. *	17,027	551,334
Enanta Pharmaceuticals, Inc. *	6,497	418,407
Erasca, Inc. *	6,896	50,203
FibroGen, Inc. *	30,689	285,408
Generation Bio Co. *	15,582	98,634
Gossamer Bio, Inc. *	18,488	127,752
Heron Therapeutics, Inc. * (a)	36,246	163,832
Icosavax, Inc. *	4,423	32,067
IGM Biosciences, Inc. *	5,900	98,766
Inhibrx, Inc. *	7,280	115,388
Insmed, Inc. *	42,081	924,520
Instil Bio, Inc. *	5,926	41,897
Ironwood Pharmaceuticals, Inc. *	58,225	698,700
iTeos Therapeutics, Inc. *	7,170	191,367
IVERIC bio, Inc. *	38,339	530,995
Janux Therapeutics, Inc. *	4,303	42,342
Karuna Therapeutics, Inc. *	7,756	864,484
Keros Therapeutics, Inc. *	4,670	247,557
Kinnate Biopharma, Inc. *	5,759	43,020
Kronos Bio, Inc. *	14,599	69,053

SEE NOTES TO FINANCIAL STATEMENTS.
144	J.P. Morgan Exchange-Traded Funds	April 30, 2022

INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued
Biotechnology — continued
Kura Oncology, Inc. *	23,643	339,277
Kymera Therapeutics, Inc. *	12,624	395,762
MacroGenics, Inc. *	19,597	140,119
Madrigal Pharmaceuticals, Inc. *	4,371	305,970
MiMedx Group, Inc. *	29,086	114,890
Monte Rosa Therapeutics, Inc. * (a)	4,310	46,979
Morphic Holding, Inc. *	9,351	283,429
Myovant Sciences Ltd. *	15,671	145,897
Myriad Genetics, Inc. *	28,369	581,564
Nurix Therapeutics, Inc. *	14,355	158,910
Nuvalent, Inc., Class A * (a)	3,333	34,297
Ocugen, Inc. * (a)	70,871	155,207
Olema Pharmaceuticals, Inc. *	10,582	26,984
Omega Therapeutics, Inc. *	2,680	9,139
OPKO Health, Inc. *	145,433	392,669
Organogenesis Holdings, Inc. *	22,426	144,423
PMV Pharmaceuticals, Inc. *	9,704	140,611
Praxis Precision Medicines, Inc. *	12,744	103,226
Precigen, Inc. *	33,793	44,945
Protagonist Therapeutics, Inc. *	15,952	145,004
Prothena Corp. plc (Ireland) *	12,742	371,557
PTC Therapeutics, Inc. *	25,111	887,172
Radius Health, Inc. *	16,800	114,912
REGENXBIO, Inc. *	13,389	371,679
REVOLUTION Medicines, Inc. *	22,030	439,939
Rocket Pharmaceuticals, Inc. *	16,021	164,696
Rubius Therapeutics, Inc. *	14,733	24,457
Sangamo Therapeutics, Inc. *	43,022	178,541
Shattuck Labs, Inc. *	10,082	38,715
Sorrento Therapeutics, Inc. * (a)	108,962	164,533
SpringWorks Therapeutics, Inc. *	9,311	399,535
Stoke Therapeutics, Inc. *	7,714	111,390
Tango Therapeutics, Inc. *	22,747	167,418
Tenaya Therapeutics, Inc. *	4,584	42,264
TG Therapeutics, Inc. *	47,314	328,359
Travere Therapeutics, Inc. *	18,253	458,698
Turning Point Therapeutics, Inc. *	17,629	518,998
Veracyte, Inc. *	25,284	517,563
Vericel Corp. *	16,652	474,582
Verve Therapeutics, Inc. *	5,125	76,465
Xencor, Inc. *	20,766	518,735
Y-mAbs Therapeutics, Inc. *	12,273	103,093
Zentalis Pharmaceuticals, Inc. *	13,176	349,427
		26,751,648
INVESTMENTS	SHARES	VALUE($)

Building Products — 1.6%
AAON, Inc.	14,755	719,159
American Woodmark Corp. *	5,872	275,103
Apogee Enterprises, Inc.	8,811	387,684
Cornerstone Building Brands, Inc. *	19,280	470,239
Gibraltar Industries, Inc. *	11,616	439,549
Griffon Corp.	16,787	314,085
Janus International Group, Inc. *	19,831	187,601
Masonite International Corp. *	8,430	653,494
Quanex Building Products Corp.	11,891	228,545
Resideo Technologies, Inc. *	51,367	1,155,244
Simpson Manufacturing Co., Inc.	15,475	1,604,293
Tecnoglass, Inc.	7,491	167,274
View, Inc. * (a)	21,641	33,327
Zurn Water Solutions Corp.	44,771	1,397,751
		8,033,348
Capital Markets — 1.6%
AssetMark Financial Holdings, Inc. *	6,818	131,110
B Riley Financial, Inc.	5,738	259,128
Bakkt Holdings, Inc. * (a)	12,222	46,688
BGC Partners, Inc., Class A	114,820	416,797
Blucora, Inc. *	17,339	351,115
Brightsphere Investment Group, Inc.	12,426	249,017
Cohen & Steers, Inc.	8,952	695,481
Focus Financial Partners, Inc., Class A *	19,692	776,849
Freedom Holding Corp. (Kazakhstan) * (a)	5,901	276,934
Hamilton Lane, Inc., Class A	12,409	851,009
Moelis & Co., Class A	21,692	960,088
Piper Sandler Cos.	5,026	577,890
PJT Partners, Inc., Class A	8,644	570,418
StepStone Group, Inc., Class A	17,315	443,610
Virtu Financial, Inc., Class A	29,289	845,866
Virtus Investment Partners, Inc.	2,536	449,278
WisdomTree Investments, Inc.	38,715	225,708
		8,126,986
Chemicals — 2.1%
Aspen Aerogels, Inc. *	8,796	189,994
Chemours Co. (The)	56,900	1,881,683
Danimer Scientific, Inc. * (a)	30,353	118,984
Ecovyst, Inc.	18,973	190,868
GCP Applied Technologies, Inc. *	19,195	602,147
HB Fuller Co.	18,798	1,253,827
Innospec, Inc.	8,750	833,962
Koppers Holdings, Inc.	7,583	183,963
SEE NOTES TO FINANCIAL STATEMENTS.
April 30, 2022	J.P. Morgan Exchange-Traded Funds	145

JPMorgan BetaBuilders U.S. Small Cap Equity ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF April 30, 2022 (Unaudited) (continued)
INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued
Chemicals — continued
Kronos Worldwide, Inc.	7,842	119,355
Livent Corp. *	57,489	1,227,965
Minerals Technologies, Inc.	11,864	754,669
PureCycle Technologies, Inc. * (a)	27,987	218,299
Quaker Chemical Corp.	4,759	774,337
Stepan Co.	7,580	773,994
Trinseo plc	13,802	654,905
Tronox Holdings plc, Class A	40,509	696,755
		10,475,707
Commercial Services & Supplies — 2.2%
ABM Industries, Inc.	23,934	1,155,294
ACCO Brands Corp.	34,046	249,557
Brady Corp., Class A	17,143	767,149
BrightView Holdings, Inc. *	16,966	214,790
Casella Waste Systems, Inc., Class A *	17,890	1,471,274
CoreCivic, Inc., REIT *	42,770	531,631
Deluxe Corp.	15,165	410,668
GEO Group, Inc. (The), REIT * (a)	34,283	223,868
Harsco Corp. *	28,186	288,061
Healthcare Services Group, Inc.	26,495	452,799
HNI Corp.	15,509	552,741
Interface, Inc.	21,003	266,528
KAR Auction Services, Inc. *	43,090	631,699
Matthews International Corp., Class A	11,222	334,528
MillerKnoll, Inc.	26,909	853,823
Montrose Environmental Group, Inc. *	9,435	428,066
Pitney Bowes, Inc.	58,897	310,387
SP Plus Corp. *	8,274	235,809
Steelcase, Inc., Class A	30,915	362,633
UniFirst Corp.	5,414	932,832
US Ecology, Inc. *	11,143	534,753
		11,208,890
Communications Equipment — 0.7%
ADTRAN, Inc.	17,446	303,386
Calix, Inc. *	19,512	778,724
Cambium Networks Corp. *	3,981	60,790
Infinera Corp. *	74,967	576,496
NETGEAR, Inc. *	10,428	226,288
NetScout Systems, Inc. *	26,220	807,576
Plantronics, Inc. *	15,214	606,430
		3,359,690
Construction & Engineering — 1.6%
Ameresco, Inc., Class A *	10,956	552,621
INVESTMENTS	SHARES	VALUE($)

Construction & Engineering — continued
API Group Corp. *	72,689	1,349,108
Arcosa, Inc.	17,154	918,254
Comfort Systems USA, Inc.	12,788	1,079,563
Dycom Industries, Inc. *	10,761	913,716
Fluor Corp. *	50,303	1,244,999
Granite Construction, Inc.	16,298	483,236
MYR Group, Inc. *	6,033	477,150
NV5 Global, Inc. *	4,245	508,551
Primoris Services Corp.	19,153	443,966
Tutor Perini Corp. *	14,885	137,984
		8,109,148
Construction Materials — 0.2%
Summit Materials, Inc., Class A *	42,135	1,171,353
Consumer Finance — 0.8%
Atlanticus Holdings Corp. *	1,907	82,077
Encore Capital Group, Inc. *	8,793	508,323
Enova International, Inc. *	12,103	452,652
LendingTree, Inc. *	4,059	322,366
Moneylion, Inc. *	32,976	68,590
Navient Corp.	54,753	870,025
Nelnet, Inc., Class A	7,329	601,491
PRA Group, Inc. *	15,524	652,474
World Acceptance Corp. * (a)	1,463	276,083
		3,834,081
Containers & Packaging — 0.5%
Greif, Inc., Class A	9,437	572,637
Myers Industries, Inc.	12,920	283,336
O-I Glass, Inc. *	55,361	746,266
Pactiv Evergreen, Inc.	15,147	149,349
Ranpak Holdings Corp. *	14,212	214,317
TriMas Corp.	15,236	450,072
		2,415,977
Diversified Consumer Services — 0.6%
2U, Inc. *	26,912	268,582
Adtalem Global Education, Inc. *	17,721	519,403
Duolingo, Inc. * (a)	3,050	263,733
European Wax Center, Inc., Class A	4,990	136,975
Laureate Education, Inc., Class A	52,188	591,290
OneSpaWorld Holdings Ltd. (Bahamas) *	20,591	206,734
Rover Group, Inc. *	27,510	174,138
Stride, Inc. *	15,216	597,989

SEE NOTES TO FINANCIAL STATEMENTS.
146	J.P. Morgan Exchange-Traded Funds	April 30, 2022

INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued
Diversified Consumer Services — continued
Vivint Smart Home, Inc. *	14,109	73,931
WW International, Inc. *	18,907	185,100
		3,017,875
Diversified Financial Services — 0.5%
Cannae Holdings, Inc. *	29,719	665,706
Compass Diversified Holdings	19,933	435,735
Jackson Financial, Inc., Class A	33,079	1,399,572
		2,501,013
Diversified Telecommunication Services — 0.5%
Bandwidth, Inc., Class A *	8,259	182,689
Cogent Communications Holdings, Inc.	15,116	884,286
EchoStar Corp., Class A *	13,771	321,553
Globalstar, Inc. *	235,982	273,739
Liberty Latin America Ltd., Class A (Chile) *	14,524	134,202
Liberty Latin America Ltd., Class C (Chile) *	55,325	511,203
		2,307,672
Electric Utilities — 0.4%
MGE Energy, Inc.	12,822	998,449
Otter Tail Corp.	14,789	857,171
		1,855,620
Electrical Equipment — 1.1%
Atkore, Inc. *	16,177	1,554,610
AZZ, Inc.	8,763	399,943
Blink Charging Co. *	12,935	247,059
Encore Wire Corp.	7,212	813,586
ESS Tech, Inc. *	21,153	117,822
Fluence Energy, Inc. * (a)	12,094	110,902
FREYR Battery SA (Norway) * (a)	28,582	256,666
FTC Solar, Inc. *	7,925	22,190
FuelCell Energy, Inc. * (a)	130,402	532,040
Shoals Technologies Group, Inc., Class A *	37,028	369,539
Stem, Inc. *	47,389	339,779
TPI Composites, Inc. *	13,288	152,015
Vicor Corp. *	7,623	461,344
		5,377,495
Electronic Equipment, Instruments & Components — 3.0%
908 Devices, Inc. *	5,928	105,222
Advanced Energy Industries, Inc.	13,398	1,025,215
Aeva Technologies, Inc. *	32,700	107,256
Badger Meter, Inc.	10,424	841,113
Benchmark Electronics, Inc.	12,559	298,402
CTS Corp.	11,488	406,331
INVESTMENTS	SHARES	VALUE($)

Electronic Equipment, Instruments & Components — continued
ePlus, Inc. *	9,532	538,367
Fabrinet (Thailand) *	13,132	1,289,431
FARO Technologies, Inc. *	6,484	222,336
Insight Enterprises, Inc. *	12,388	1,230,995
Itron, Inc. *	16,066	767,633
Knowles Corp. *	32,641	604,511
Lightwave Logic, Inc. *	35,967	408,945
Methode Electronics, Inc.	13,285	592,644
MicroVision, Inc. * (a)	58,352	188,477
OSI Systems, Inc. *	5,836	461,628
Ouster, Inc. *	26,208	86,748
PAR Technology Corp. *	9,072	299,739
Plexus Corp. *	10,024	813,347
Rogers Corp. *	6,631	1,795,145
Sanmina Corp. *	22,572	922,969
ScanSource, Inc. *	9,095	311,413
SmartRent, Inc. *	31,748	154,295
TTM Technologies, Inc. *	37,079	517,252
Velodyne Lidar, Inc. *	35,202	66,180
Vishay Intertechnology, Inc.	47,174	878,852
		14,934,446
Energy Equipment & Services — 2.2%
Archrock, Inc.	47,695	415,423
Cactus, Inc., Class A	20,974	1,047,232
Core Laboratories NV	16,425	427,050
Dril-Quip, Inc. *	12,604	364,004
Helmerich & Payne, Inc.	37,553	1,728,565
Liberty Energy, Inc., Class A *	37,392	603,507
NexTier Oilfield Solutions, Inc. *	56,810	626,614
Noble Corp. *	21,393	683,078
Oceaneering International, Inc. *	35,493	402,136
Patterson-UTI Energy, Inc.	76,486	1,257,430
ProPetro Holding Corp. *	30,128	426,010
RPC, Inc. *	24,998	258,479
Transocean Ltd. *	214,540	806,670
Valaris Ltd. *	23,200	1,177,400
Weatherford International plc *	23,201	748,928
		10,972,526
Entertainment — 0.6%
Cinemark Holdings, Inc. *	37,899	601,078
IMAX Corp. *	17,671	279,555
Liberty Media Corp-Liberty Braves, Class C *	13,294	333,813
SEE NOTES TO FINANCIAL STATEMENTS.
April 30, 2022	J.P. Morgan Exchange-Traded Funds	147

JPMorgan BetaBuilders U.S. Small Cap Equity ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF April 30, 2022 (Unaudited) (continued)
INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued
Entertainment — continued
Madison Square Garden Entertainment Corp. *	9,045	662,546
World Wrestling Entertainment, Inc., Class A	15,567	908,957
		2,785,949
Equity Real Estate Investment Trusts (REITs) — 5.8%
Acadia Realty Trust	31,469	658,331
Agree Realty Corp.	25,352	1,721,908
Alexander & Baldwin, Inc.	25,778	546,494
Alexander's, Inc.	755	187,368
American Assets Trust, Inc.	18,749	686,213
Brandywine Realty Trust	60,857	710,201
CareTrust REIT, Inc.	34,488	559,050
Centerspace	5,356	494,145
Corporate Office Properties Trust	39,925	1,065,598
DiamondRock Hospitality Co. *	74,920	795,650
Diversified Healthcare Trust	85,022	191,300
Empire State Realty Trust, Inc., Class A	50,307	434,652
Essential Properties Realty Trust, Inc.	43,208	1,036,992
Four Corners Property Trust, Inc.	27,514	755,534
Getty Realty Corp.	14,050	378,086
Global Net Lease, Inc.	36,867	517,244
Independence Realty Trust, Inc.	78,507	2,140,101
Industrial Logistics Properties Trust	23,244	375,623
iStar, Inc.	24,692	415,813
Kite Realty Group Trust	77,886	1,736,858
LTC Properties, Inc.	14,029	462,957
LXP Industrial Trust	100,605	1,262,593
Macerich Co. (The) (a)	75,751	950,675
Necessity Retail REIT, Inc. (The)	43,903	327,955
NexPoint Residential Trust, Inc.	8,059	718,540
Office Properties Income Trust	17,257	373,096
Paramount Group, Inc.	58,384	555,232
Physicians Realty Trust	78,321	1,342,422
PotlatchDeltic Corp.	24,576	1,361,265
Retail Opportunity Investments Corp.	43,166	804,183
RPT Realty	29,995	398,634
Safehold, Inc. (a)	5,038	216,886
Seritage Growth Properties, Class A * (a)	12,913	127,839
Service Properties Trust	58,706	476,693
Summit Hotel Properties, Inc. *	37,895	374,024
Tanger Factory Outlet Centers, Inc.	36,974	596,391
Universal Health Realty Income Trust	4,590	230,372
Urban Edge Properties	39,151	731,732
Urstadt Biddle Properties, Inc., Class A	10,756	186,617
Veris Residential, Inc. *	28,495	456,205
INVESTMENTS	SHARES	VALUE($)

Equity Real Estate Investment Trusts (REITs) — continued
Washington	30,092	724,916
Xenia Hotels & Resorts, Inc. *	40,607	783,309
		28,869,697
Food & Staples Retailing — 0.8%
Andersons, Inc. (The)	10,831	544,041
Chefs' Warehouse, Inc. (The) *	11,588	424,121
Grocery Outlet Holding Corp. *	31,090	1,046,800
Rite Aid Corp. * (a)	19,856	126,483
SpartanNash Co.	12,761	437,447
United Natural Foods, Inc. *	20,655	886,719
Weis Markets, Inc.	5,827	465,461
		3,931,072
Food Products — 1.5%
B&G Foods, Inc. (a)	23,101	622,110
Benson Hill, Inc. *	48,137	174,256
Calavo Growers, Inc.	6,260	226,862
Fresh Del Monte Produce, Inc.	11,861	308,979
Hostess Brands, Inc. *	49,222	1,116,847
J & J Snack Foods Corp.	5,329	797,751
Mission Produce, Inc. *	13,057	166,085
Sanderson Farms, Inc.	7,557	1,431,069
Simply Good Foods Co. (The) *	30,081	1,252,874
Sovos Brands, Inc. *	8,629	130,298
Tattooed Chef, Inc. *	16,015	127,960
Tootsie Roll Industries, Inc.	6,301	220,724
TreeHouse Foods, Inc. *	19,856	625,464
Utz Brands, Inc.	22,369	315,850
Vital Farms, Inc. *	8,431	96,957
		7,614,086
Gas Utilities — 0.4%
Chesapeake Utilities Corp.	6,239	780,936
Northwest Natural Holding Co.	10,916	522,112
South Jersey Industries, Inc.	27,941	955,303
		2,258,351
Health Care Equipment & Supplies — 3.2%
AtriCure, Inc. *	16,328	847,913
Atrion Corp.	466	292,005
Avanos Medical, Inc. *	17,113	499,015
Axonics, Inc. *	16,430	851,403
BioLife Solutions, Inc. *	10,631	134,695
Butterfly Network, Inc. *	47,401	157,845
Cardiovascular Systems, Inc. *	14,443	270,084

SEE NOTES TO FINANCIAL STATEMENTS.
148	J.P. Morgan Exchange-Traded Funds	April 30, 2022

INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued
Health Care Equipment & Supplies — continued
CONMED Corp.	10,423	1,385,842
CryoPort, Inc. *	17,521	395,274
Establishment Labs Holdings, Inc. (Costa Rica) *	7,734	547,258
Glaukos Corp. *	16,673	788,466
Heska Corp. *	3,770	414,097
Inogen, Inc. *	7,267	183,710
Integer Holdings Corp. *	11,711	880,316
iRhythm Technologies, Inc. *	10,473	1,292,054
Lantheus Holdings, Inc. *	24,038	1,596,364
Meridian Bioscience, Inc. *	15,504	396,747
Merit Medical Systems, Inc. *	18,079	1,121,079
Mesa Laboratories, Inc.	1,854	396,070
Natus Medical, Inc. *	12,181	405,262
Neogen Corp. *	38,337	1,012,097
Outset Medical, Inc. *	14,554	507,644
PROCEPT BioRobotics Corp. *	2,488	88,473
Pulmonx Corp. *	12,419	299,298
Senseonics Holdings, Inc. * (a)	145,931	204,303
Sight Sciences, Inc. *	3,685	25,721
Silk Road Medical, Inc. *	12,390	434,269
Treace Medical Concepts, Inc. * (a)	4,123	80,811
Varex Imaging Corp. *	14,092	279,726
Vicarious Surgical, Inc. *	12,659	62,282
		15,850,123
Health Care Providers & Services — 2.6%
23andMe Holding Co. * (a)	75,073	224,468
Accolade, Inc. *	20,702	115,103
AdaptHealth Corp. *	34,343	434,782
Addus HomeCare Corp. *	5,692	479,722
Agiliti, Inc. *	9,762	192,702
AMN Healthcare Services, Inc. *	16,781	1,640,343
Aveanna Healthcare Holdings, Inc. *	13,756	40,167
Brookdale Senior Living, Inc. *	65,922	407,398
Cano Health, Inc. *	64,151	340,000
Castle Biosciences, Inc. *	8,381	187,231
Clover Health Investments Corp. *	96,371	259,238
Community Health Systems, Inc. *	44,169	338,776
CorVel Corp. *	3,323	515,331
Covetrus, Inc. *	36,716	506,681
Ensign Group, Inc. (The)	18,582	1,492,692
Fulgent Genetics, Inc. *	6,893	378,288
Hanger, Inc. *	13,070	214,871
Hims & Hers Health, Inc. *	44,084	185,594
INVESTMENTS	SHARES	VALUE($)

Health Care Providers & Services — continued
MEDNAX, Inc. *	30,338	561,860
ModivCare, Inc. *	4,374	454,765
National HealthCare Corp.	4,802	326,824
Owens & Minor, Inc.	26,828	952,126
RadNet, Inc. *	16,597	323,641
Select Medical Holdings Corp.	37,685	852,058
Sema4 Holdings Corp. *	44,872	96,475
Surgery Partners, Inc. *	12,606	644,923
Tivity Health, Inc. *	15,711	504,794
US Physical Therapy, Inc.	4,615	478,899
		13,149,752
Health Care Technology — 0.7%
Allscripts Healthcare Solutions, Inc. *	43,565	900,053
American Well Corp., Class A *	69,571	217,757
Evolent Health, Inc., Class A *	28,945	796,566
Health Catalyst, Inc. *	18,504	307,907
HealthStream, Inc. *	8,996	171,824
NextGen Healthcare, Inc. *	19,964	376,321
OptimizeRx Corp. *	6,286	176,700
Phreesia, Inc. *	18,199	416,393
Sharecare, Inc. *	102,491	280,825
Tabula Rasa HealthCare, Inc. *	8,397	28,298
		3,672,644
Hotels, Restaurants & Leisure — 1.8%
Bally's Corp. *	10,454	311,947
BJ's Restaurants, Inc. *	8,297	230,574
Bloomin' Brands, Inc.	28,903	635,577
Brinker International, Inc. *	15,877	576,811
Cheesecake Factory, Inc. (The) *	17,282	637,879
Dave & Buster's Entertainment, Inc. *	13,774	626,717
Denny's Corp. *	22,525	288,771
Dine Brands Global, Inc.	6,130	439,460
Dutch Bros, Inc., Class A *	8,424	402,414
Everi Holdings, Inc. *	32,331	561,266
F45 Training Holdings, Inc. *	7,373	64,809
First Watch Restaurant Group, Inc. *	3,339	43,407
Golden Entertainment, Inc. *	7,236	347,039
Jack in the Box, Inc.	7,526	622,852
Krispy Kreme, Inc.	10,740	142,627
Papa John's International, Inc.	11,527	1,049,533
Portillo's, Inc., Class A * (a)	7,633	158,995
SEE NOTES TO FINANCIAL STATEMENTS.
April 30, 2022	J.P. Morgan Exchange-Traded Funds	149

JPMorgan BetaBuilders U.S. Small Cap Equity ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF April 30, 2022 (Unaudited) (continued)
INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued
Hotels, Restaurants & Leisure — continued
Red Rock Resorts, Inc., Class A	18,797	826,316
Shake Shack, Inc., Class A *	13,887	803,085
		8,770,079
Household Durables — 2.4%
Cavco Industries, Inc. *	3,003	709,459
Century Communities, Inc.	10,554	556,407
GoPro, Inc., Class A *	46,267	412,701
Installed Building Products, Inc.	8,343	671,361
iRobot Corp. *	9,552	483,809
KB Home	30,469	988,110
La-Z-Boy, Inc.	15,606	410,126
LGI Homes, Inc. *	7,599	712,102
M/I Homes, Inc. *	10,382	459,715
MDC Holdings, Inc.	20,067	740,673
Meritage Homes Corp. *	13,297	1,097,667
Purple Innovation, Inc. *	20,585	84,810
Skyline Champion Corp. *	18,804	959,756
Snap One Holdings Corp. *	4,827	57,683
Sonos, Inc. *	45,360	1,035,115
Taylor Morrison Home Corp. *	43,731	1,145,315
Traeger, Inc. *	8,355	50,046
Tri Pointe Homes, Inc. *	39,516	816,796
Tupperware Brands Corp. *	17,384	305,611
Vizio Holding Corp., Class A *	13,012	94,207
Vuzix Corp. * (a)	21,038	108,766
		11,900,235
Household Products — 0.3%
Central Garden & Pet Co. *	3,500	153,265
Central Garden & Pet Co., Class A *	14,105	583,665
WD-40 Co.	4,834	889,359
		1,626,289
Independent Power and Renewable Electricity Producers — 0.2%
Clearway Energy, Inc.	12,307	349,765
Clearway Energy, Inc., Class C	29,061	887,232
		1,236,997
Insurance — 1.9%
Ambac Financial Group, Inc. *	16,432	127,019
American Equity Investment Life Holding Co.	29,315	1,105,762
AMERISAFE, Inc.	6,886	319,166
Argo Group International Holdings Ltd.	12,384	530,035
BRP Group, Inc., Class A *	19,067	440,829
Employers Holdings, Inc.	9,910	389,859
INVESTMENTS	SHARES	VALUE($)

Insurance — continued
Genworth Financial, Inc., Class A *	180,512	669,699
Goosehead Insurance, Inc., Class A (a)	7,008	402,890
Hippo Holdings, Inc. *	132,098	248,344
Horace Mann Educators Corp.	14,748	587,708
James River Group Holdings Ltd.	13,291	315,130
Kinsale Capital Group, Inc.	7,624	1,690,165
ProAssurance Corp.	19,198	471,695
Safety Insurance Group, Inc.	5,064	435,707
Selectquote, Inc. *	44,289	91,235
SiriusPoint Ltd. (Bermuda) *	30,550	191,854
Stewart Information Services Corp.	9,533	491,903
Trupanion, Inc. *	12,226	777,818
		9,286,818
Interactive Media & Services — 0.2%
Angi, Inc. * (a)	26,553	117,099
Cars.com, Inc. *	23,118	257,072
Eventbrite, Inc., Class A *	27,135	287,088
fuboTV, Inc. * (a)	54,713	207,362
MediaAlpha, Inc., Class A *	7,575	111,656
ZipRecruiter, Inc., Class A *	4,311	97,041
		1,077,318
Internet & Direct Marketing Retail — 0.5%
BARK, Inc. *	29,008	89,635
Overstock.com, Inc. *	15,280	512,797
Porch Group, Inc. *	27,195	100,621
RealReal, Inc. (The) *	28,927	156,784
Rent the Runway, Inc., Class A * (a)	6,190	39,245
Revolve Group, Inc. *	14,059	594,133
Shutterstock, Inc.	8,287	627,492
Stitch Fix, Inc., Class A *	29,644	281,618
Xometry, Inc., Class A *	2,526	82,903
		2,485,228
IT Services — 2.5%
Conduent, Inc. *	57,531	323,900
CSG Systems International, Inc.	11,564	710,839
Cyxtera Technologies, Inc. *	12,696	152,733
EVERTEC, Inc. (Puerto Rico)	21,271	838,077
ExlService Holdings, Inc. *	11,867	1,615,692
Grid Dynamics Holdings, Inc. *	16,256	226,283
Marqeta, Inc., Class A *	82,663	768,766
Paya Holdings, Inc. *	30,052	152,965
Payoneer Global, Inc. *	68,742	287,342
Perficient, Inc. *	11,688	1,161,904

SEE NOTES TO FINANCIAL STATEMENTS.
150	J.P. Morgan Exchange-Traded Funds	April 30, 2022

INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued
IT Services — continued
Repay Holdings Corp. *	26,434	353,687
Sabre Corp. *	115,059	1,204,668
Shift4 Payments, Inc., Class A *	18,355	962,903
Switch, Inc., Class A	47,026	1,404,196
TaskUS, Inc., Class A (Philippines) *	9,712	280,580
Toast, Inc., Class A *	26,191	487,938
TTEC Holdings, Inc.	6,518	481,094
Unisys Corp. *	23,887	339,434
Verra Mobility Corp. *	45,539	638,912
		12,391,913
Leisure Products — 0.5%
Acushnet Holdings Corp.	12,309	501,469
Latham Group, Inc. *	11,529	138,348
Malibu Boats, Inc., Class A *	7,393	371,794
Smith & Wesson Brands, Inc.	17,144	235,387
Solo Brands, Inc., Class A * (a)	4,729	28,232
Sturm Ruger & Co., Inc.	6,237	425,051
Vista Outdoor, Inc. *	19,990	704,248
		2,404,529
Life Sciences Tools & Services — 0.3%
Absci Corp. *	4,631	27,369
Berkeley Lights, Inc. *	14,872	73,988
Bionano Genomics, Inc. * (a)	102,850	167,645
Codexis, Inc. *	20,998	252,606
Cytek Biosciences, Inc. *	5,198	49,121
NanoString Technologies, Inc. *	16,249	305,156
Personalis, Inc. *	12,728	71,277
Quanterix Corp. *	11,983	265,903
Seer, Inc. *	12,595	91,692
		1,304,757
Machinery — 4.1%
Alamo Group, Inc.	3,541	447,724
Albany International Corp., Class A	11,531	901,955
Altra Industrial Motion Corp.	23,108	901,212
Astec Industries, Inc.	8,069	315,498
Barnes Group, Inc.	16,585	556,924
Berkshire Grey, Inc. *	14,367	34,912
Desktop Metal, Inc., Class A *	66,348	232,881
Enerpac Tool Group Corp.	21,435	430,415
EnPro Industries, Inc.	7,310	681,365
ESCO Technologies, Inc.	9,204	574,790
Federal Signal Corp.	21,722	739,200
Franklin Electric Co., Inc.	13,848	968,529
INVESTMENTS	SHARES	VALUE($)

Machinery — continued
Gorman-Rupp Co. (The)	8,060	256,792
Greenbrier Cos., Inc. (The)	11,578	494,496
Helios Technologies, Inc.	11,537	775,056
Hillenbrand, Inc.	25,858	1,055,524
Hillman Solutions Corp. *	36,561	425,204
Hydrofarm Holdings Group, Inc. *	12,794	122,183
Hyzon Motors, Inc. * (a)	31,741	126,012
Ideanomics, Inc. * (a)	157,533	113,298
John Bean Technologies Corp.	11,283	1,330,153
Kadant, Inc.	4,097	757,945
Lindsay Corp.	3,919	529,653
Markforged Holding Corp. *	23,818	81,219
Meritor, Inc. *	25,133	902,526
Microvast Holdings, Inc. *	84,425	418,748
Mueller Industries, Inc.	20,377	1,103,414
Mueller Water Products, Inc., Class A	55,777	670,997
Proterra, Inc. *	65,212	404,966
Proto Labs, Inc. *	9,805	417,791
SPX Corp. *	16,182	678,026
Standex International Corp.	4,350	409,074
Tennant Co.	6,577	424,743
Terex Corp.	24,859	845,206
Velo3D, Inc. *	21,470	75,145
Wabash National Corp.	17,405	249,066
Welbilt, Inc. *	46,041	1,087,488
		20,540,130
Marine — 0.3%
Matson, Inc.	14,928	1,284,107
Media — 1.3%
AMC Networks, Inc., Class A *	10,418	339,939
Cardlytics, Inc. *	11,857	404,679
Clear Channel Outdoor Holdings, Inc. *	167,388	411,775
EW Scripps Co. (The), Class A *	20,324	334,533
Gray Television, Inc.	31,525	583,843
iHeartMedia, Inc., Class A *	38,867	621,483
Scholastic Corp.	10,800	397,980
Sinclair Broadcast Group, Inc., Class A	17,322	385,241
TechTarget, Inc. *	9,471	637,493
TEGNA, Inc.	78,676	1,734,806
Thryv Holdings, Inc. *	6,065	156,659
WideOpenWest, Inc. *	18,572	372,369
		6,380,800
SEE NOTES TO FINANCIAL STATEMENTS.
April 30, 2022	J.P. Morgan Exchange-Traded Funds	151

JPMorgan BetaBuilders U.S. Small Cap Equity ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF April 30, 2022 (Unaudited) (continued)
INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued
Metals & Mining — 2.0%
Allegheny Technologies, Inc. *	45,259	1,230,140
Alpha Metallurgical Resources, Inc. *	6,152	951,961
Arconic Corp. *	37,905	953,690
Carpenter Technology Corp.	17,136	654,252
Century Aluminum Co. *	17,984	303,390
Coeur Mining, Inc. *	91,361	331,640
Commercial Metals Co.	43,182	1,770,462
Hecla Mining Co.	191,430	997,350
Kaiser Aluminum Corp.	5,674	547,541
Materion Corp.	7,264	618,530
Piedmont Lithium, Inc. *	5,675	371,202
Schnitzer Steel Industries, Inc., Class A	9,197	419,659
Warrior Met Coal, Inc.	18,247	621,675
		9,771,492
Mortgage Real Estate Investment Trusts (REITs) — 1.4%
Apollo Commercial Real Estate Finance, Inc.	47,005	565,940
Arbor Realty Trust, Inc.	53,543	915,585
ARMOUR Residential REIT, Inc. (a)	31,892	234,087
BrightSpire Capital, Inc.	33,248	282,608
Broadmark Realty Capital, Inc.	47,169	368,390
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	30,108	1,204,019
Invesco Mortgage Capital, Inc.	110,861	192,898
KKR Real Estate Finance Trust, Inc.	15,934	302,746
Ladder Capital Corp.	39,738	452,616
MFA Financial, Inc.	35,265	502,519
New York Mortgage Trust, Inc.	134,934	434,488
PennyMac Mortgage Investment Trust	33,736	517,510
Ready Capital Corp.	23,908	348,340
Redwood Trust, Inc.	40,814	395,896
TPG RE Finance Trust, Inc.	21,080	222,394
		6,940,036
Multiline Retail — 0.2%
Big Lots, Inc.	10,862	335,636
Dillard's, Inc., Class A (a)	1,433	435,360
Franchise Group, Inc.	9,563	356,604
		1,127,600
Multi-Utilities — 0.2%
NorthWestern Corp.	19,226	1,089,922
Oil, Gas & Consumable Fuels — 5.3%
Arch Resources, Inc.	5,444	905,773
Archaea Energy, Inc. *	14,453	317,966
California Resources Corp.	28,596	1,149,845
INVESTMENTS	SHARES	VALUE($)

Oil, Gas & Consumable Fuels — continued
Callon Petroleum Co. *	16,774	860,003
Centennial Resource Development, Inc., Class A *	65,649	508,123
Civitas Resources, Inc.	25,650	1,503,603
Clean Energy Fuels Corp. *	60,338	353,581
Comstock Resources, Inc. *	32,292	549,933
CVR Energy, Inc.	10,397	260,653
Delek US Holdings, Inc. *	26,378	638,348
Denbury, Inc. *	17,809	1,139,420
Gevo, Inc. *	71,775	266,285
Green Plains, Inc. *	19,089	535,828
Gulfport Energy Corp. *	4,076	383,062
Kosmos Energy Ltd. (Ghana) *	160,733	1,086,555
Magnolia Oil & Gas Corp., Class A	52,403	1,217,846
Matador Resources Co.	39,203	1,913,890
Murphy Oil Corp.	51,670	1,967,594
Northern Oil and Gas, Inc.	23,303	582,109
Oasis Petroleum, Inc.	6,585	873,566
PBF Energy, Inc., Class A *	33,763	981,153
Peabody Energy Corp. *	33,632	761,428
Renewable Energy Group, Inc. *	17,851	1,089,982
SM Energy Co.	43,180	1,534,185
Southwestern Energy Co. *	396,364	2,972,730
Tellurian, Inc. *	139,715	695,781
Whiting Petroleum Corp.	13,885	1,014,299
World Fuel Services Corp.	22,464	544,078
		26,607,619
Paper & Forest Products — 0.3%
Glatfelter Corp.	15,856	174,416
Mercer International, Inc. (Germany)	14,360	229,904
Neenah, Inc.	5,926	209,780
Schweitzer-Mauduit International, Inc.	11,196	281,691
Sylvamo Corp. *	12,575	561,474
		1,457,265
Personal Products — 0.7%
Edgewell Personal Care Co.	19,224	733,203
elf Beauty, Inc. *	17,047	414,754
Inter Parfums, Inc.	6,286	513,755
Medifast, Inc.	4,100	731,276
Nu Skin Enterprises, Inc., Class A	17,725	755,794
USANA Health Sciences, Inc. *	4,117	315,609
		3,464,391

SEE NOTES TO FINANCIAL STATEMENTS.
152	J.P. Morgan Exchange-Traded Funds	April 30, 2022

INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued
Pharmaceuticals — 1.4%
Aclaris Therapeutics, Inc. *	16,572	204,167
Amneal Pharmaceuticals, Inc. *	35,076	135,393
Arvinas, Inc. *	15,452	849,396
Atea Pharmaceuticals, Inc. *	18,898	110,931
Axsome Therapeutics, Inc. *	10,572	335,661
Cassava Sciences, Inc. * (a)	13,383	279,303
Corcept Therapeutics, Inc. *	33,936	729,963
DICE Therapeutics, Inc. *	4,457	90,566
Edgewise Therapeutics, Inc. *	4,022	32,096
Endo International plc *	83,146	166,292
Harmony Biosciences Holdings, Inc. *	8,080	363,923
Innoviva, Inc. *	22,212	378,937
Intra-Cellular Therapies, Inc. *	30,201	1,528,473
Nektar Therapeutics *	65,620	271,011
NGM Biopharmaceuticals, Inc. *	13,294	165,909
Nuvation Bio, Inc. *	41,025	191,177
Phathom Pharmaceuticals, Inc. *	5,554	71,869
Revance Therapeutics, Inc. *	23,502	384,963
Supernus Pharmaceuticals, Inc. *	18,897	527,226
Ventyx Biosciences, Inc. *	3,370	48,966
		6,866,222
Professional Services — 1.1%
BlackSky Technology, Inc. *	19,843	31,154
CBIZ, Inc. *	18,515	775,593
First Advantage Corp. *	14,715	255,452
Forrester Research, Inc. *	3,961	220,588
HireRight Holdings Corp. *	7,919	136,920
Huron Consulting Group, Inc. *	7,755	401,554
ICF International, Inc.	6,066	599,381
Kelly Services, Inc., Class A	12,785	246,623
Kforce, Inc.	7,179	502,889
Korn Ferry	19,319	1,186,959
ManTech International Corp., Class A	9,797	787,091
Sterling Check Corp. *	5,103	132,576
TrueBlue, Inc. *	12,631	322,975
		5,599,755
Real Estate Management & Development — 0.7%
Doma Holdings, Inc. *	61,946	115,220
Kennedy-Wilson Holdings, Inc.	43,097	971,837
Marcus & Millichap, Inc.	8,923	399,661
Newmark Group, Inc., Class A	58,516	710,969
INVESTMENTS	SHARES	VALUE($)

Real Estate Management & Development — continued
Realogy Holdings Corp. *	41,503	454,873
St. Joe Co. (The)	11,698	622,451
		3,275,011
Road & Rail — 0.5%
ArcBest Corp.	8,812	635,874
Heartland Express, Inc.	16,581	228,818
Marten Transport Ltd.	21,284	369,916
Schneider National, Inc., Class B	12,423	293,555
Werner Enterprises, Inc.	21,308	844,436
		2,372,599
Semiconductors & Semiconductor Equipment — 2.1%
ACM Research, Inc., Class A *	13,098	197,911
Axcelis Technologies, Inc. *	11,869	646,267
Cohu, Inc. *	17,330	460,285
Diodes, Inc. *	15,995	1,168,115
FormFactor, Inc. *	27,830	1,060,601
Ichor Holdings Ltd. *	10,112	294,360
Impinj, Inc. *	6,654	327,776
indie Semiconductor, Inc., Class A (China) *	21,132	145,811
Kulicke & Soffa Industries, Inc. (Singapore)	22,143	1,027,657
MACOM Technology Solutions Holdings, Inc. *	17,356	884,288
MaxLinear, Inc. *	25,096	1,201,345
Meta Materials, Inc. * (a)	83,006	99,607
Onto Innovation, Inc. *	17,496	1,244,665
Rambus, Inc. *	38,865	968,127
Ultra Clean Holdings, Inc. *	15,962	497,536
Veeco Instruments, Inc. *	17,993	412,400
		10,636,751
Software — 5.1%
8x8, Inc. *	42,069	385,773
Alarm.com Holdings, Inc. *	16,362	999,391
Altair Engineering, Inc., Class A *	18,073	981,725
Appfolio, Inc., Class A *	6,844	710,818
Appian Corp. *	14,116	674,745
Avaya Holdings Corp. *	30,174	279,110
AvePoint, Inc. *	31,007	151,934
Bottomline Technologies DE, Inc. *	13,757	778,921
Box, Inc., Class A *	52,771	1,615,848
BTRS Holdings, Inc., Class 1 *	27,027	181,622
Cerence, Inc. *	13,895	409,903
Cipher Mining, Inc. *	15,144	45,886
Confluent, Inc., Class A *	21,757	679,689
Consensus Cloud Solutions, Inc. *	5,690	299,977
SEE NOTES TO FINANCIAL STATEMENTS.
April 30, 2022	J.P. Morgan Exchange-Traded Funds	153

JPMorgan BetaBuilders U.S. Small Cap Equity ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF April 30, 2022 (Unaudited) (continued)
INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued
Software — continued
Couchbase, Inc. *	3,134	53,278
Domo, Inc., Class B *	10,451	432,880
E2open Parent Holdings, Inc. *	63,272	489,725
Ebix, Inc.	8,444	251,631
Enfusion, Inc., Class A * (a)	6,789	86,696
Envestnet, Inc. *	19,460	1,549,794
Freshworks, Inc., Class A *	12,271	222,964
Gitlab, Inc., Class A *	4,023	192,822
Intapp, Inc. *	3,943	98,338
InterDigital, Inc.	10,901	619,722
IronNet, Inc. *	12,307	32,983
Latch, Inc. *	32,342	106,405
LivePerson, Inc. *	23,974	542,292
MeridianLink, Inc. *	4,833	78,053
Momentive Global, Inc. *	46,574	736,801
N-able, Inc. *	24,204	242,040
PagerDuty, Inc. *	27,204	777,218
Ping Identity Holding Corp. *	21,395	559,051
PROS Holdings, Inc. *	14,224	397,276
Q2 Holdings, Inc. *	20,223	1,046,136
Qualys, Inc. *	11,891	1,620,506
Riot Blockchain, Inc. * (a)	35,623	361,217
Sailpoint Technologies Holdings, Inc. *	33,201	2,119,220
SentinelOne, Inc., Class A *	47,836	1,591,504
Sumo Logic, Inc. *	31,868	298,922
Telos Corp. *	18,772	146,234
Vonage Holdings Corp. *	76,654	1,530,014
Xperi Holding Corp.	37,203	580,367
Zeta Global Holdings Corp., Class A *	7,951	86,109
Zuora, Inc., Class A *	41,731	507,866
		25,553,406
Specialty Retail — 2.9%
Aaron's Co., Inc. (The)	11,203	229,998
Abercrombie & Fitch Co., Class A *	20,056	693,536
Academy Sports & Outdoors, Inc.	31,167	1,164,399
Arko Corp.	23,472	217,585
Asbury Automotive Group, Inc. *	8,250	1,515,608
Bed Bath & Beyond, Inc. * (a)	34,293	466,728
Boot Barn Holdings, Inc. *	10,542	949,413
Buckle, Inc. (The)	10,458	324,825
Camping World Holdings, Inc., Class A (a)	14,636	375,852
Children's Place, Inc. (The) *	4,822	223,403
Citi Trends, Inc. *	2,997	83,826
Designer Brands, Inc., Class A	21,970	303,625
INVESTMENTS	SHARES	VALUE($)

Specialty Retail — continued
Group 1 Automotive, Inc.	6,126	1,066,782
GrowGeneration Corp. *	18,910	111,758
Guess?, Inc.	13,843	311,052
Monro, Inc.	11,935	545,788
Murphy USA, Inc.	8,119	1,896,598
ODP Corp. (The) *	16,319	702,207
Rent-A-Center, Inc.	21,480	518,098
Sally Beauty Holdings, Inc. *	39,141	591,812
Signet Jewelers Ltd.	18,740	1,315,548
Sleep Number Corp. *	8,036	325,940
Sonic Automotive, Inc., Class A	7,351	312,785
Volta, Inc. *	43,361	90,625
Zumiez, Inc. *	6,933	253,956
		14,591,747
Technology Hardware, Storage & Peripherals — 0.3%
3D Systems Corp. *	45,394	514,768
Corsair Gaming, Inc. *	11,711	177,187
IonQ, Inc. *	40,426	318,153
Super Micro Computer, Inc. *	15,805	665,390
		1,675,498
Textiles, Apparel & Luxury Goods — 0.7%
G-III Apparel Group Ltd. *	15,552	411,817
Kontoor Brands, Inc.	16,941	673,066
Levi Strauss & Co., Class A	34,894	631,930
Oxford Industries, Inc.	5,678	508,749
PLBY Group, Inc. *	7,976	70,508
Steven Madden Ltd.	27,200	1,116,832
		3,412,902
Thrifts & Mortgage Finance — 1.7%
Axos Financial, Inc. *	19,077	722,637
Columbia Financial, Inc. *	13,758	260,714
Flagstar Bancorp, Inc.	18,902	667,241
Kearny Financial Corp.	25,841	306,474
Merchants Bancorp	8,938	210,222
Mr. Cooper Group, Inc. *	26,735	1,202,273
NMI Holdings, Inc., Class A *	30,480	560,222
Northfield Bancorp, Inc.	15,452	202,267
PennyMac Financial Services, Inc.	10,910	529,790
Provident Financial Services, Inc.	27,156	600,962
Rocket Cos., Inc., Class A (a)	48,083	425,535
Walker & Dunlop, Inc.	10,487	1,255,923

SEE NOTES TO FINANCIAL STATEMENTS.
154	J.P. Morgan Exchange-Traded Funds	April 30, 2022

INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued
Thrifts & Mortgage Finance — continued
Washington Federal, Inc.	23,193	705,763
WSFS Financial Corp.	23,265	932,228
		8,582,251
Tobacco — 0.2%
Turning Point Brands, Inc.	5,095	159,932
Universal Corp.	8,739	505,551
Vector Group Ltd.	46,579	592,485
		1,257,968
Trading Companies & Distributors — 1.6%
Applied Industrial Technologies, Inc.	13,695	1,433,730
Boise Cascade Co.	14,017	1,059,405
Custom Truck One Source, Inc. *	17,624	115,790
GMS, Inc. *	15,291	733,203
H&E Equipment Services, Inc.	11,294	400,711
McGrath RentCorp	8,638	720,927
NOW, Inc. *	39,353	428,948
Rush Enterprises, Inc., Class A	15,295	778,210
Triton International Ltd. (Bermuda)	23,780	1,452,720
Veritiv Corp. *	4,960	697,078
		7,820,722
Water Utilities — 0.6%
American States Water Co.	13,116	1,031,705
California Water Service Group	18,736	971,836
Middlesex Water Co.	6,209	552,290
SJW Group	9,763	576,017
		3,131,848
Wireless Telecommunication Services — 0.3%
Gogo, Inc. * (a)	23,864	439,336
Shenandoah Telecommunications Co.	17,765	358,853
Telephone and Data Systems, Inc.	35,134	643,655
United States Cellular Corp. *	5,325	153,254
		1,595,098
Total Common Stocks (Cost $564,528,261)		490,707,577
	NO. OF RIGHTS
Rights — 0.0% ^
Pharmaceuticals — 0.0% ^
Zogenix, Inc., CVR ‡ *(Cost $—) (c)	14,091	9,582
INVESTMENTS	SHARES	VALUE($)
Short Term Investments — 3.0%
Investment Companies — 1.4%
JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.37% (d) (e) (Cost $6,867,283)	6,867,283	6,867,283
Investment of Cash Collateral from Securities Loaned — 1.6%
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.37% (d) (e)	6,001,099	5,996,899
JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.37% (d) (e)	1,999,074	1,999,074
Total Investment of Cash Collateral from Securities Loaned (Cost $7,996,972)		7,995,973
Total Short Term Investments (Cost $14,864,255)		14,863,256
Total Investments — 101.2% (Cost $579,392,516)		505,580,415
Liabilities in Excess of Other Assets — (1.2)%		(5,815,798)
NET ASSETS — 100.0%		499,764,617
Percentages indicated are based on net assets.

Abbreviations
CVR	Contingent Value Rights
REIT	Real Estate Investment Trust

^	Amount rounds to less than 0.1% of net assets.
‡	Value determined using significant unobservable inputs.
*	Non-income producing security.
(a)	The security or a portion of this security is on loan at April 30, 2022. The total value of securities on loan at April 30, 2022 is $7,449,030.
(b)	Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.
(c)	Value is zero.
(d)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(e)	The rate shown is the current yield as of April 30, 2022.
SEE NOTES TO FINANCIAL STATEMENTS.
April 30, 2022	J.P. Morgan Exchange-Traded Funds	155

JPMorgan BetaBuilders U.S. Small Cap Equity ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF April 30, 2022 (Unaudited) (continued)
Futures contracts outstanding as of April 30, 2022:

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
Russell 2000 E-mini Index	94	06/17/2022	USD	8,750,930	(486,136)

Abbreviations
USD	United States Dollar
SEE NOTES TO FINANCIAL STATEMENTS.
156	J.P. Morgan Exchange-Traded Funds	April 30, 2022

JPMorgan Carbon Transition U.S. Equity ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF April 30, 2022 (Unaudited)
INVESTMENTS	SHARES	VALUE($)
Common Stocks — 99.8%
Aerospace & Defense — 0.3%
Hexcel Corp.	95	5,164
L3Harris Technologies, Inc.	225	52,259
		57,423
Air Freight & Logistics — 0.3%
CH Robinson Worldwide, Inc.	148	15,710
Expeditors International of Washington, Inc.	190	18,824
United Parcel Service, Inc., Class B	197	35,456
		69,990
Auto Components — 0.2%
Aptiv plc *	304	32,346
BorgWarner, Inc.	223	8,213
		40,559
Automobiles — 2.2%
Ford Motor Co.	4,440	62,870
General Motors Co. *	1,416	53,681
Harley-Davidson, Inc.	155	5,650
Tesla, Inc. *	427	371,814
		494,015
Banks — 2.5%
Bank of America Corp.	5,858	209,014
Citigroup, Inc.	2,291	110,449
Fifth Third Bancorp	774	29,048
KeyCorp	1,058	20,430
PNC Financial Services Group, Inc. (The)	493	81,887
Regions Financial Corp.	1,103	22,854
SVB Financial Group *	58	28,283
Wells Fargo & Co.	1,298	56,632
		558,597
Beverages — 1.9%
Brown-Forman Corp., Class B	260	17,534
Coca-Cola Co. (The)	2,618	169,149
Keurig Dr Pepper, Inc.	783	29,284
Monster Beverage Corp. *	428	36,671
PepsiCo, Inc.	936	160,721
		413,359
Biotechnology — 2.4%
AbbVie, Inc.	1,451	213,123
Amgen, Inc.	129	30,081
Biogen, Inc. *	128	26,552
Gilead Sciences, Inc.	1,415	83,966
Incyte Corp. *	208	15,592
INVESTMENTS	SHARES	VALUE($)

Biotechnology — continued
Moderna, Inc. *	80	10,753
Regeneron Pharmaceuticals, Inc. *	114	75,138
Vertex Pharmaceuticals, Inc. *	294	80,327
		535,532
Building Products — 0.6%
Carrier Global Corp.	895	34,252
Johnson Controls International plc	819	49,033
Lennox International, Inc.	38	8,101
Masco Corp.	253	13,331
Trane Technologies plc	269	37,630
		142,347
Capital Markets — 4.4%
Ares Management Corp.	164	10,860
Bank of New York Mellon Corp. (The)	847	35,625
BlackRock, Inc.	165	103,072
Blackstone, Inc.	33	3,352
Carlyle Group, Inc. (The)	188	6,823
Charles Schwab Corp. (The)	1,344	89,148
CME Group, Inc.	337	73,918
FactSet Research Systems, Inc.	44	17,754
Goldman Sachs Group, Inc. (The)	379	115,781
Intercontinental Exchange, Inc.	314	36,364
Invesco Ltd.	380	6,984
Lazard Ltd., Class A	62	2,032
LPL Financial Holdings, Inc.	91	17,096
Moody's Corp.	187	59,182
Morgan Stanley	1,250	100,737
Morningstar, Inc.	27	6,837
MSCI, Inc.	91	38,334
Nasdaq, Inc.	128	20,143
Northern Trust Corp.	218	22,465
S&P Global, Inc.	373	140,434
State Street Corp.	421	28,194
T. Rowe Price Group, Inc.	262	32,236
		967,371
Chemicals — 1.7%
Air Products and Chemicals, Inc.	255	59,688
Albemarle Corp.	134	25,839
Ashland Global Holdings, Inc.	59	6,193
Ecolab, Inc.	288	48,770
Element Solutions, Inc.	267	5,506
FMC Corp.	145	19,218
International Flavors & Fragrances, Inc.	294	35,662

SEE NOTES TO FINANCIAL STATEMENTS.
April 30, 2022	J.P. Morgan Exchange-Traded Funds	157

JPMorgan Carbon Transition U.S. Equity ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF April 30, 2022 (Unaudited) (continued)
INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued
Chemicals — continued
LyondellBasell Industries NV, Class A	300	31,809
NewMarket Corp.	7	2,272
Olin Corp.	164	9,414
PPG Industries, Inc.	267	34,173
Scotts Miracle-Gro Co. (The)	49	5,093
Sherwin-Williams Co. (The)	278	76,439
Valvoline, Inc.	204	6,167
Westlake Corp.	38	4,809
		371,052
Commercial Services & Supplies — 0.6%
Clean Harbors, Inc. *	57	5,981
MSA Safety, Inc.	40	4,828
Republic Services, Inc.	241	32,359
Stericycle, Inc. *	105	5,270
Waste Management, Inc.	491	80,740
		129,178
Communications Equipment — 1.2%
Arista Networks, Inc. *	276	31,897
Ciena Corp. *	162	8,938
Cisco Systems, Inc.	3,685	180,491
CommScope Holding Co., Inc. *	240	1,447
Juniper Networks, Inc.	364	11,473
Motorola Solutions, Inc.	191	40,815
		275,061
Construction & Engineering — 0.0% ^
AECOM	135	9,526
Consumer Finance — 0.9%
American Express Co.	712	124,394
Capital One Financial Corp.	478	59,568
Synchrony Financial	600	22,086
		206,048
Containers & Packaging — 0.3%
AptarGroup, Inc.	74	8,497
Avery Dennison Corp.	95	17,157
Ball Corp.	362	29,380
International Paper Co.	447	20,687
		75,721
Diversified Financial Services — 1.0%
Apollo Global Management, Inc.	277	13,783
INVESTMENTS	SHARES	VALUE($)

Diversified Financial Services — continued
Berkshire Hathaway, Inc., Class B *	613	197,895
Voya Financial, Inc.	128	8,082
		219,760
Diversified Telecommunication Services — 0.9%
AT&T, Inc.	2,176	41,039
Verizon Communications, Inc.	3,547	164,226
		205,265
Electric Utilities — 1.1%
Alliant Energy Corp.	289	16,996
Avangrid, Inc.	63	2,794
Edison International	428	29,442
Eversource Energy	396	34,610
FirstEnergy Corp.	625	27,069
PG&E Corp. *	2,292	28,994
Southern Co. (The)	1,227	90,049
Xcel Energy, Inc.	283	20,733
		250,687
Electrical Equipment — 0.8%
Eaton Corp. plc	453	65,694
Emerson Electric Co.	695	62,675
Regal Rexnord Corp.	68	8,652
Rockwell Automation, Inc.	134	33,858
		170,879
Electronic Equipment, Instruments & Components — 0.3%
Keysight Technologies, Inc. *	210	29,457
Littelfuse, Inc.	24	5,502
National Instruments Corp.	163	5,891
Trimble, Inc. *	289	19,276
		60,126
Energy Equipment & Services — 0.6%
Baker Hughes Co.	846	26,243
Halliburton Co.	1,017	36,226
Schlumberger NV	1,625	63,391
		125,860
Entertainment — 1.0%
Liberty Media Corp-Liberty Formula One, Class C *	228	14,211
Netflix, Inc. *	271	51,588
Walt Disney Co. (The) *	1,414	157,845
		223,644
Equity Real Estate Investment Trusts (REITs) — 3.4%
American Tower Corp.	93	22,415

SEE NOTES TO FINANCIAL STATEMENTS.
158	J.P. Morgan Exchange-Traded Funds	April 30, 2022

INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued
Equity Real Estate Investment Trusts (REITs) — continued
AvalonBay Communities, Inc.	160	36,397
Boston Properties, Inc.	179	21,050
Brixmor Property Group, Inc.	332	8,426
Crown Castle International Corp.	497	92,049
Douglas Emmett, Inc.	181	5,332
Equity Residential	413	33,660
Essex Property Trust, Inc.	73	24,037
Federal Realty Investment Trust	90	10,535
Healthpeak Properties, Inc.	618	20,277
Host Hotels & Resorts, Inc.	815	16,585
Hudson Pacific Properties, Inc.	164	3,818
Iron Mountain, Inc.	329	17,677
JBG SMITH Properties	141	3,717
Kilroy Realty Corp.	133	9,310
Kimco Realty Corp.	463	11,728
Park Hotels & Resorts, Inc.	65	1,281
Prologis, Inc.	852	136,567
Public Storage	62	23,033
Rayonier, Inc.	164	7,085
Realty Income Corp.	652	45,223
Regency Centers Corp.	189	13,009
SBA Communications Corp.	121	42,000
Simon Property Group, Inc.	366	43,188
SL Green Realty Corp.	73	5,053
UDR, Inc.	346	18,411
Ventas, Inc.	420	23,331
Vornado Realty Trust	197	7,626
Welltower, Inc.	468	42,499
		745,319
Food & Staples Retailing — 1.4%
Costco Wholesale Corp.	294	156,326
Sysco Corp.	587	50,177
Walgreens Boots Alliance, Inc.	821	34,810
Walmart, Inc.	497	76,036
		317,349
Food Products — 0.7%
Hershey Co. (The)	136	30,705
McCormick & Co., Inc. (Non-Voting)	287	28,863
Mondelez International, Inc., Class A	1,592	102,652
		162,220
Gas Utilities — 0.1%
Atmos Energy Corp.	154	17,464
INVESTMENTS	SHARES	VALUE($)

Gas Utilities — continued
National Fuel Gas Co.	100	7,013
UGI Corp.	240	8,232
		32,709
Health Care Equipment & Supplies — 1.9%
Abbott Laboratories	1,376	156,176
Becton Dickinson and Co.	273	67,483
Boston Scientific Corp. *	1,609	67,755
Edwards Lifesciences Corp. *	693	73,306
Embecta Corp. *	54	1,643
Intuitive Surgical, Inc. *	38	9,093
Medtronic plc	400	41,744
ResMed, Inc.	31	6,199
Stryker Corp.	20	4,825
		428,224
Health Care Providers & Services — 4.0%
AmerisourceBergen Corp.	171	25,871
Anthem, Inc.	268	134,517
Cardinal Health, Inc.	286	16,602
Cigna Corp.	374	92,296
CVS Health Corp.	1,416	136,120
Humana, Inc.	140	62,238
McKesson Corp.	173	53,563
Quest Diagnostics, Inc.	121	16,195
UnitedHealth Group, Inc.	686	348,865
		886,267
Hotels, Restaurants & Leisure — 2.1%
Booking Holdings, Inc. *	46	101,674
Chipotle Mexican Grill, Inc. *	31	45,124
McDonald's Corp.	712	177,402
Starbucks Corp.	1,276	95,241
Yum! Brands, Inc.	331	38,730
		458,171
Household Durables — 0.3%
DR Horton, Inc.	302	21,016
Garmin Ltd.	171	18,766
Newell Brands, Inc.	429	9,931
Toll Brothers, Inc.	126	5,843
		55,556
Household Products — 1.8%
Church & Dwight Co., Inc.	278	27,122
Clorox Co. (The)	142	20,373
Colgate-Palmolive Co.	964	74,276
SEE NOTES TO FINANCIAL STATEMENTS.
April 30, 2022	J.P. Morgan Exchange-Traded Funds	159

JPMorgan Carbon Transition U.S. Equity ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF April 30, 2022 (Unaudited) (continued)
INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued
Household Products — continued
Procter & Gamble Co. (The)	1,665	267,316
Spectrum Brands Holdings, Inc.	46	3,913
		393,000
Industrial Conglomerates — 0.4%
3M Co.	21	3,028
General Electric Co.	1,234	91,995
		95,023
Insurance — 2.6%
Aflac, Inc.	752	43,075
Allstate Corp. (The)	322	40,746
American International Group, Inc.	966	56,521
Aon plc, Class A	254	73,149
Arch Capital Group Ltd. *	77	3,517
Assurant, Inc.	65	11,822
Assured Guaranty Ltd.	73	4,026
Chubb Ltd.	496	102,399
Cincinnati Financial Corp.	172	21,097
First American Financial Corp.	122	7,114
Hartford Financial Services Group, Inc. (The)	384	26,853
Lincoln National Corp.	206	12,391
MetLife, Inc.	815	53,529
Principal Financial Group, Inc.	296	20,169
Prudential Financial, Inc.	441	47,853
Travelers Cos., Inc. (The)	277	47,384
W R Berkley Corp.	237	15,758
		587,403
Interactive Media & Services — 4.8%
Alphabet, Inc., Class A *	356	812,460
Meta Platforms, Inc., Class A *	1,267	253,995
		1,066,455
Internet & Direct Marketing Retail — 3.2%
Amazon.com, Inc. *	266	661,177
eBay, Inc.	723	37,538
Etsy, Inc. *	146	13,606
		712,321
IT Services — 6.1%
Accenture plc, Class A	589	176,912
Amdocs Ltd.	141	11,236
Automatic Data Processing, Inc.	484	105,599
Block, Inc., Class A *	553	55,046
Bread Financial Holdings, Inc.	55	3,014
Cognizant Technology Solutions Corp., Class A	591	47,812
INVESTMENTS	SHARES	VALUE($)

IT Services — continued
Fidelity National Information Services, Inc.	702	69,603
Fiserv, Inc. *	186	18,213
Genpact Ltd.	207	8,336
Global Payments, Inc.	326	44,655
Globant SA *	44	9,504
International Business Machines Corp.	828	109,470
Mastercard, Inc., Class A	712	258,727
Paychex, Inc.	371	47,017
PayPal Holdings, Inc. *	1,355	119,145
Visa, Inc., Class A	1,311	279,413
		1,363,702
Leisure Products — 0.1%
Brunswick Corp.	88	6,654
Hasbro, Inc.	144	12,680
		19,334
Life Sciences Tools & Services — 2.4%
Agilent Technologies, Inc.	343	40,909
Charles River Laboratories International, Inc. *	49	11,834
Danaher Corp.	428	107,484
Illumina, Inc. *	163	48,354
IQVIA Holdings, Inc. *	215	46,868
Mettler-Toledo International, Inc. *	26	33,216
PerkinElmer, Inc.	125	18,326
Thermo Fisher Scientific, Inc.	351	194,075
Waters Corp. *	70	21,211
		522,277
Machinery — 2.2%
Caterpillar, Inc.	619	130,324
Cummins, Inc.	162	30,649
Deere & Co.	319	120,439
Dover Corp.	161	21,461
Fortive Corp.	377	21,678
IDEX Corp.	77	14,616
Illinois Tool Works, Inc.	354	69,777
ITT, Inc.	97	6,811
Middleby Corp. (The) *	63	9,695
Nordson Corp.	67	14,451
PACCAR, Inc.	344	28,569
Xylem, Inc.	202	16,261
		484,731
Media — 0.5%
Comcast Corp., Class A	2,029	80,673

SEE NOTES TO FINANCIAL STATEMENTS.
160	J.P. Morgan Exchange-Traded Funds	April 30, 2022

INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued
Media — continued
Interpublic Group of Cos., Inc. (The)	439	14,320
Omnicom Group, Inc.	238	18,119
		113,112
Multiline Retail — 0.6%
Target Corp.	554	126,672
Multi-Utilities — 1.2%
CenterPoint Energy, Inc.	684	20,938
CMS Energy Corp.	332	22,805
Consolidated Edison, Inc.	407	37,745
DTE Energy Co.	223	29,222
NiSource, Inc.	449	13,075
Public Service Enterprise Group, Inc.	579	40,333
Sempra Energy	372	60,026
WEC Energy Group, Inc.	364	36,418
		260,562
Oil, Gas & Consumable Fuels — 3.5%
Chevron Corp.	856	134,109
ConocoPhillips	1,442	137,740
Coterra Energy, Inc.	918	26,429
Devon Energy Corp.	786	45,722
Diamondback Energy, Inc.	173	21,838
Exxon Mobil Corp.	3,216	274,164
Hess Corp.	318	32,776
ONEOK, Inc.	227	14,376
Pioneer Natural Resources Co.	248	57,652
Targa Resources Corp.	260	19,087
Texas Pacific Land Corp.	7	9,566
		773,459
Paper & Forest Products — 0.0% ^
Sylvamo Corp. *	44	1,965
Personal Products — 0.3%
Estee Lauder Cos., Inc. (The), Class A	258	68,127
Herbalife Nutrition Ltd. *	117	3,110
		71,237
Pharmaceuticals — 4.2%
Bristol-Myers Squibb Co.	2,121	159,648
Eli Lilly & Co.	747	218,221
Johnson & Johnson	1,882	339,626
Merck & Co., Inc.	890	78,934
Pfizer, Inc.	2,509	123,116
Zoetis, Inc.	55	9,749
		929,294
INVESTMENTS	SHARES	VALUE($)

Professional Services — 0.6%
Booz Allen Hamilton Holding Corp.	152	12,408
Equifax, Inc.	141	28,696
FTI Consulting, Inc. *	41	6,466
ManpowerGroup, Inc.	65	5,863
Nielsen Holdings plc	401	10,751
Robert Half International, Inc.	125	12,289
Science Applications International Corp.	38	3,163
TransUnion	221	19,342
Verisk Analytics, Inc.	183	37,341
		136,319
Real Estate Management & Development — 0.2%
CBRE Group, Inc., Class A *	374	31,057
Howard Hughes Corp. (The) *	44	4,413
Jones Lang LaSalle, Inc. *	56	12,249
		47,719
Road & Rail — 0.5%
Uber Technologies, Inc. *	1,803	56,759
Union Pacific Corp.	194	45,452
		102,211
Semiconductors & Semiconductor Equipment — 5.2%
Advanced Micro Devices, Inc. *	1,577	134,865
Analog Devices, Inc.	605	93,400
Applied Materials, Inc.	984	108,584
Broadcom, Inc.	155	85,931
Cirrus Logic, Inc. *	68	5,154
First Solar, Inc. *	122	8,910
Intel Corp.	1,390	60,590
Lam Research Corp.	156	72,659
Micron Technology, Inc.	65	4,432
NVIDIA Corp.	1,584	293,785
QUALCOMM, Inc.	1,057	147,652
Teradyne, Inc.	183	19,299
Texas Instruments, Inc.	648	110,322
		1,145,583
Software — 9.8%
Adobe, Inc. *	382	151,253
Atlassian Corp. plc, Class A *	149	33,500
Autodesk, Inc. *	245	46,374
Cadence Design Systems, Inc. *	310	46,763
Dolby Laboratories, Inc., Class A	69	5,345
Guidewire Software, Inc. *	67	5,825
Intuit, Inc.	264	110,550
SEE NOTES TO FINANCIAL STATEMENTS.
April 30, 2022	J.P. Morgan Exchange-Traded Funds	161

JPMorgan Carbon Transition U.S. Equity ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF April 30, 2022 (Unaudited) (continued)
INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued
Software — continued
Microsoft Corp.	4,516	1,253,280
NortonLifeLock, Inc.	616	15,425
Oracle Corp.	1,774	130,212
PTC, Inc. *	118	13,477
Salesforce, Inc. *	782	137,585
ServiceNow, Inc. *	216	103,270
Synopsys, Inc. *	159	45,600
Teradata Corp. *	133	5,499
VMware, Inc., Class A	212	22,904
Workday, Inc., Class A *	208	42,994
Zendesk, Inc. *	133	16,231
		2,186,087
Specialty Retail — 2.3%
Advance Auto Parts, Inc.	72	14,373
Best Buy Co., Inc.	277	24,911
CarMax, Inc. *	184	15,783
Dick's Sporting Goods, Inc.	66	6,364
Home Depot, Inc. (The)	802	240,921
Lithia Motors, Inc.	30	8,494
Lowe's Cos., Inc.	690	136,434
TJX Cos., Inc. (The)	494	30,272
Tractor Supply Co.	129	25,987
Williams-Sonoma, Inc.	83	10,830
		514,369
Technology Hardware, Storage & Peripherals — 6.7%
Apple, Inc.	9,133	1,439,818
Dell Technologies, Inc., Class C	277	13,022
HP, Inc.	1,245	45,604
		1,498,444
Textiles, Apparel & Luxury Goods — 0.9%
Capri Holdings Ltd. *	60	2,862
Hanesbrands, Inc.	386	5,118
NIKE, Inc., Class B	1,263	157,496
PVH Corp.	79	5,750
Ralph Lauren Corp.	50	5,217
INVESTMENTS	SHARES	VALUE($)

Textiles, Apparel & Luxury Goods — continued
Tapestry, Inc.	303	9,975
VF Corp.	365	18,980
		205,398
Trading Companies & Distributors — 0.3%
Fastenal Co.	592	32,743
Univar Solutions, Inc. *	209	6,086
WW Grainger, Inc.	53	26,502
		65,331
Water Utilities — 0.2%
American Water Works Co., Inc.	209	32,203
Essential Utilities, Inc.	266	11,906
		44,109
Wireless Telecommunication Services — 0.1%
T-Mobile US, Inc. *	179	22,042
Total Common Stocks (Cost $21,629,947)		22,175,974
Short Term Investments — 0.1%
Investment Companies — 0.1%
JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.37% (a) (b) (Cost $11,653)	11,653	11,653
Total Investments — 99.9% (Cost $21,641,600)		22,187,627
Other Assets Less Liabilities — 0.1%		27,298
NET ASSETS — 100.0%		22,214,925
Percentages indicated are based on net assets.

^	Amount rounds to less than 0.1% of net assets.
*	Non-income producing security.
(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of April 30, 2022.

SEE NOTES TO FINANCIAL STATEMENTS.
162	J.P. Morgan Exchange-Traded Funds	April 30, 2022

Futures contracts outstanding as of April 30, 2022:

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
Micro E-Mini S&P 500 Index	1	06/17/2022	USD	20,636	(328)

Abbreviations
USD	United States Dollar
SEE NOTES TO FINANCIAL STATEMENTS.
April 30, 2022	J.P. Morgan Exchange-Traded Funds	163

JPMorgan Climate Change Solutions ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF April 30, 2022 (Unaudited)
INVESTMENTS	SHARES	VALUE($)
Common Stocks — 99.0%
Canada — 2.1%
West Fraser Timber Co. Ltd.	4,936	433,833
China — 3.8%
Contemporary Amperex Technology Co. Ltd., Class A	9,000	545,474
Tongwei Co. Ltd., Class A	18,000	109,965
Xinyi Solar Holdings Ltd.	90,000	133,778
		789,217
Denmark — 2.0%
Orsted A/S (a)	1,057	116,936
ROCKWOOL A/S, Class B	314	87,820
Vestas Wind Systems A/S	8,229	209,848
		414,604
Finland — 3.3%
Neste OYJ	2,607	111,863
UPM-Kymmene OYJ	16,345	565,411
		677,274
France — 3.9%
Neoen SA * (a)	6,108	244,049
Nexans SA	1,438	130,984
SPIE SA	18,707	440,289
		815,322
Germany — 3.8%
Encavis AG	7,554	164,909
Infineon Technologies AG	21,664	614,894
		779,803
Ireland — 2.0%
Kingspan Group plc	4,563	424,756
Italy — 1.8%
Iveco Group NV *	5,756	33,864
Prysmian SpA	10,794	351,074
		384,938
Japan — 2.5%
Daikin Industries Ltd.	2,300	351,481
Kurita Water Industries Ltd.	2,300	78,467
RENOVA, Inc. *	6,700	82,550
		512,498
Netherlands — 5.3%
Alfen Beheer BV * (a)	1,393	125,277
Arcadis NV	2,901	121,041
INVESTMENTS	SHARES	VALUE($)

Netherlands — continued
Koninklijke DSM NV	3,619	608,389
Signify NV (a)	5,847	247,372
		1,102,079
Norway — 0.6%
Aker Carbon Capture ASA *	20,573	41,562
TOMRA Systems ASA	1,956	76,921
		118,483
South Korea — 1.5%
Samsung SDI Co. Ltd.	675	321,539
Spain — 4.0%
EDP Renovaveis SA	10,861	257,049
Iberdrola SA	23,824	273,757
Solaria Energia y Medio Ambiente SA *	13,265	294,359
		825,165
Sweden — 5.7%
Boliden AB	14,632	634,461
Electrolux AB, Class B	11,512	175,563
Nibe Industrier AB, Class B	38,021	372,773
		1,182,797
Switzerland — 4.4%
ABB Ltd. (Registered)	18,415	552,486
TE Connectivity Ltd.	2,925	364,982
		917,468
United Kingdom — 8.1%
CNH Industrial NV	44,315	628,830
Linde plc	2,428	757,439
SSE plc	12,456	289,301
		1,675,570
United States — 44.2%
A O Smith Corp.	3,260	190,482
AGCO Corp.	5,051	643,497
Aptiv plc *	1,573	167,367
Autodesk, Inc. *	3,141	594,528
Brookfield Renewable Corp.	3,868	138,861
Carrier Global Corp.	15,536	594,563
ChargePoint Holdings, Inc. *	6,430	83,204
Deere & Co.	2,248	848,733
Enphase Energy, Inc. *	2,711	437,555
Evoqua Water Technologies Corp. *	9,933	414,107
Johnson Controls International plc	11,018	659,648
Lennox International, Inc.	874	186,328

SEE NOTES TO FINANCIAL STATEMENTS.
164	April 30, 2022

INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued
United States — continued
NextEra Energy, Inc.	9,421	669,079
Plug Power, Inc. *	1,844	38,761
Schneider Electric SE	5,186	744,031
SolarEdge Technologies, Inc. *	1,828	457,749
Sunrun, Inc. *	4,519	90,290
Tetra Tech, Inc.	1,438	200,285
Trane Technologies plc	4,678	654,405
Trex Co., Inc. *	1,911	111,201
Weyerhaeuser Co., REIT	16,621	685,118
Xylem, Inc.	7,205	580,003
		9,189,795
Total Common Stocks (Cost $25,003,052)		20,565,141
Total Investments — 99.0% (Cost $25,003,052)		20,565,141
Other Assets Less Liabilities — 1.0%		214,718
NET ASSETS — 100.0%		20,779,859
Percentages indicated are based on net assets.

Abbreviations
OYJ	Public Limited Company
REIT	Real Estate Investment Trust

*	Non-income producing security.
(a)	Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.
Summary of Investments by Industry, April 30, 2022
The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:
INDUSTRY	PERCENT OF TOTAL INVESTMENTS
Building Products	17.7%
Machinery	15.6
Electrical Equipment	15.2
Semiconductors & Semiconductor Equipment	7.9
Chemicals	6.6
Electric Utilities	6.6
Independent Power and Renewable Electricity Producers	5.8
Paper & Forest Products	4.9
Commercial Services & Supplies	3.8
Electronic Equipment, Instruments & Components	3.4
Equity Real Estate Investment Trusts (REITs)	3.3
Metals & Mining	3.1
Software	2.9
Others (each less than 1.0%)	3.2
SEE NOTES TO FINANCIAL STATEMENTS.
April 30, 2022	165

JPMorgan Diversified Return Emerging Markets Equity ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF April 30, 2022 (Unaudited)
INVESTMENTS	SHARES	VALUE($)
Common Stocks — 99.9%
Bahrain — 0.1%
Ahli United Bank BSC	137,305	140,327
Brazil — 9.4%
Ambev SA	233,388	689,691
Auren Energia SA *	63,293	191,520
Banco Bradesco SA (Preference)	166,277	607,738
Banco BTG Pactual SA *	12,678	59,442
Banco do Brasil SA	61,790	414,937
Banco Santander Brasil SA	63,446	408,348
Bradespar SA (Preference)	37,584	223,803
CCR SA	128,970	326,863
Centrais Eletricas Brasileiras SA	47,653	392,100
Cia Brasileira de Distribuicao	26,452	109,843
Cia de Saneamento Basico do Estado de Sao Paulo *	33,311	301,177
Cia de Transmissao de Energia Eletrica Paulista (Preference)	75,900	396,238
Cia Energetica de Minas Gerais (Preference)	174,957	532,591
Cia Energetica de Minas Gerais (Preference) *	920	3,316
Cia Paranaense de Energia (Preference)	298,755	448,983
Cielo SA *	488,300	337,784
CPFL Energia SA	39,305	287,874
Dexco SA	130,507	332,870
EDP - Energias do Brasil SA	74,805	321,828
Embraer SA *	136,599	389,300
Energisa SA	29,532	286,482
Engie Brasil Energia SA	24,238	205,613
Equatorial Energia SA	73,786	383,410
Getnet Adquirencia e Servicos para Meios de Pagamento SA *	50,567	34,162
Grendene SA	104,493	197,829
Hypera SA *	2,697	20,544
Itau Unibanco Holding SA (Preference) *	132,863	643,360
Itausa SA (Preference)	160,774	300,154
Marfrig Global Foods SA	61,384	233,793
Neoenergia SA	7,506	28,512
Petroleo Brasileiro SA (Preference)	251,270	1,549,616
Porto Seguro SA	8,457	35,084
Sao Martinho SA	47,094	444,749
SIMPAR SA	51,960	123,070
Telefonica Brasil SA	55,111	585,114
TIM SA *	111,355	304,968
TOTVS SA *	27,757	178,873
Transmissora Alianca de Energia Eletrica SA	47,700	427,317
Vale SA	146,625	2,492,408
INVESTMENTS	SHARES	VALUE($)

Brazil — continued
Vamos Locacao de Caminhoes Maquinas e Equipamentos SA	61,021	169,340
WEG SA	11,970	73,361
		15,494,005
Chile — 1.4%
Banco de Chile	3,123,279	311,866
Banco Santander Chile	6,231,457	299,823
CAP SA	10,531	130,619
Cencosud SA	244,945	392,080
Cia Cervecerias Unidas SA	21,911	146,457
Cia Sud Americana de Vapores SA	4,298,551	485,928
Colbun SA	2,079,480	148,580
Embotelladora Andina SA (Preference), Class B	64,132	116,568
Enel Americas SA	2,548,085	266,832
Enel Chile SA	1,751,262	46,186
		2,344,939
China — 23.4%
Agile Group Holdings Ltd. (a)	70,000	33,522
An Hui Wenergy Co. Ltd., Class A	163,400	93,558
Angang Steel Co. Ltd., Class H	337,800	147,765
Anhui Conch Cement Co. Ltd., Class H	94,000	510,799
Anhui Expressway Co. Ltd., Class A	162,900	176,306
ANTA Sports Products Ltd.	21,600	248,238
BAIC Motor Corp. Ltd., Class H (b)	297,000	92,748
Bank of China Ltd., Class H	3,597,000	1,411,400
Bank of Communications Co. Ltd., Class A	333,200	253,770
Bank of Hangzhou Co. Ltd., Class A	121,300	277,010
Baoshan Iron & Steel Co. Ltd., Class A	232,600	224,416
Beijing Enterprises Holdings Ltd.	20,000	67,613
BGI Genomics Co. Ltd., Class A	10,100	95,309
Blue Sail Medical Co. Ltd., Class A	57,900	77,274
Bosideng International Holdings Ltd.	414,000	206,491
BYD Electronic International Co. Ltd.	69,000	137,541
CGN Power Co. Ltd., Class H (b)	1,152,000	323,716
China CITIC Bank Corp. Ltd., Class H	981,000	498,593
China Coal Energy Co. Ltd., Class H	58,000	48,828
China Communications Services Corp. Ltd., Class H	424,000	193,107
China Construction Bank Corp., Class H	1,668,000	1,188,282
China Everbright Bank Co. Ltd., Class H	298,000	107,956
China Feihe Ltd. (b)	215,000	204,415
China Hongqiao Group Ltd. (a)	280,500	349,006

SEE NOTES TO FINANCIAL STATEMENTS.
166	J.P. Morgan Exchange-Traded Funds	April 30, 2022

INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued
China — continued
China International Marine Containers Group Co. Ltd., Class A	119,300	222,906
China Lesso Group Holdings Ltd.	139,000	173,824
China Longyuan Power Group Corp. Ltd., Class H	153,000	295,108
China Medical System Holdings Ltd.	191,000	273,464
China Merchants Bank Co. Ltd., Class H	93,500	563,548
China Merchants Port Holdings Co. Ltd.	110,000	192,038
China Minsheng Banking Corp. Ltd., Class H	177,800	67,421
China National Building Material Co. Ltd., Class H	308,250	410,223
China National Chemical Engineering Co. Ltd., Class A	95,400	129,807
China National Nuclear Power Co. Ltd., Class A	227,400	241,667
China Petroleum & Chemical Corp., Class H	882,000	431,714
China Resources Cement Holdings Ltd.	202,000	167,607
China Resources Double Crane Pharmaceutical Co. Ltd., Class A	86,200	387,163
China Resources Gas Group Ltd.	82,000	308,106
China Resources Land Ltd.	74,000	330,500
China Resources Pharmaceutical Group Ltd. (b)	167,000	88,005
China Resources Power Holdings Co. Ltd.	164,000	308,374
China Resources Sanjiu Medical & Pharmaceutical Co. Ltd., Class A	31,100	172,628
China Shenhua Energy Co. Ltd., Class H	228,500	730,025
China Vanke Co. Ltd., Class H	43,500	102,573
China Yangtze Power Co. Ltd., Class A	141,500	482,202
Chinese Universe Publishing and Media Group Co. Ltd., Class A	95,400	145,567
Chongqing Changan Automobile Co. Ltd., Class A	102,900	160,074
Chongqing Rural Commercial Bank Co. Ltd., Class H	76,000	29,511
CITIC Ltd.	381,000	394,148
Citic Pacific Special Steel Group Co. Ltd., Class A	75,376	203,003
COSCO SHIPPING Energy Transportation Co. Ltd., Class H	76,000	39,871
COSCO SHIPPING Holdings Co. Ltd., Class H * (a)	300,350	467,273
COSCO SHIPPING Ports Ltd.	202,000	144,034
CSG Holding Co. Ltd., Class A	112,500	94,149
CSPC Pharmaceutical Group Ltd.	118,000	120,637
Daan Gene Co. Ltd., Class A	67,260	181,707
Dali Foods Group Co. Ltd. (b)	345,500	175,826
INVESTMENTS	SHARES	VALUE($)

China — continued
Datang International Power Generation Co. Ltd., Class H	828,000	133,187
Dongguan Development Holdings Co. Ltd., Class A	103,500	143,070
ENN Energy Holdings Ltd.	54,900	735,390
Foshan Haitian Flavouring & Food Co. Ltd., Class A	22,028	268,568
Fosun International Ltd.	88,576	93,350
Fujian Sunner Development Co. Ltd., Class A *	45,100	110,034
G-bits Network Technology Xiamen Co. Ltd., Class A	3,200	161,373
GD Power Development Co. Ltd., Class A	465,100	209,748
Great Wall Motor Co. Ltd., Class H	254,000	355,708
Guangdong Baolihua New Energy Stock Co. Ltd., Class A *	275,400	173,897
Guangdong Investment Ltd.	112,000	143,398
Guangxi Guiguan Electric Power Co. Ltd., Class A	219,800	187,717
Guangzhou Baiyunshan Pharmaceutical Holdings Co. Ltd., Class H	40,000	103,179
Guangzhou R&F Properties Co. Ltd., Class H	82,000	30,441
Guangzhou Shiyuan Electronic Technology Co. Ltd., Class A	11,600	133,454
Haitian International Holdings Ltd.	93,000	228,913
Heilongjiang Agriculture Co. Ltd., Class A	102,500	216,252
Hello Group, Inc., ADR	10,033	53,376
Henan Shuanghui Investment & Development Co. Ltd., Class A	9,000	40,092
Hopson Development Holdings Ltd.	36,320	70,028
Huabao Flavours & Fragrances Co. Ltd., Class A	34,600	113,402
Huadian Power International Corp. Ltd., Class H (a)	530,000	183,933
Huadong Medicine Co. Ltd., Class A	38,500	195,930
Huaibei Mining Holdings Co. Ltd., Class A	79,500	168,410
Huapont Life Sciences Co. Ltd., Class A *	216,300	161,493
Huaxin Cement Co. Ltd., Class H *	124,500	231,643
Huayu Automotive Systems Co. Ltd., Class A	53,700	157,031
Hubei Energy Group Co. Ltd., Class A	241,100	148,174
Hubei Jumpcan Pharmaceutical Co. Ltd., Class A	44,000	150,088
Hunan Valin Steel Co. Ltd., Class A	171,000	148,628
Industrial & Commercial Bank of China Ltd., Class H	1,998,000	1,204,408
Inner Mongolia Dian Tou Energy Corp. Ltd., Class A	127,116	275,918
SEE NOTES TO FINANCIAL STATEMENTS.
April 30, 2022	J.P. Morgan Exchange-Traded Funds	167

JPMorgan Diversified Return Emerging Markets Equity ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF April 30, 2022 (Unaudited) (continued)
INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued
China — continued
Inner Mongolia Yitai Coal Co. Ltd., Class B	83,100	111,431
Intco Medical Technology Co. Ltd., Class A *	25,600	110,332
Jiangling Motors Corp. Ltd., Class A	64,000	111,184
Jiangsu Expressway Co. Ltd., Class A	35,500	43,476
Jiangsu Hengli Hydraulic Co. Ltd., Class A	26,056	178,816
Jiangsu Yuyue Medical Equipment & Supply Co. Ltd., Class A	42,600	152,302
Jiangsu Zhongnan Construction Group Co. Ltd., Class A	149,500	88,371
Jiangsu Zhongtian Technology Co. Ltd., Class A	127,900	310,691
Joincare Pharmaceutical Group Industry Co. Ltd., Class A	89,300	148,980
Jointo Energy Investment Co. Ltd. Hebei, Class A	185,500	115,387
Joyoung Co. Ltd., Class A	29,571	66,662
JOYY, Inc., ADR	3,340	132,164
Kingboard Holdings Ltd.	103,500	465,969
KingClean Electric Co. Ltd., Class A	45,918	140,738
Kunlun Energy Co. Ltd.	214,000	177,596
Kweichow Moutai Co. Ltd., Class A	4,500	1,235,233
LB Group Co. Ltd., Class A	71,300	194,366
Li Ning Co. Ltd.	132,000	1,028,830
Livzon Pharmaceutical Group, Inc., Class A	28,800	143,683
Longfor Group Holdings Ltd. (b)	45,500	225,343
Luolai Lifestyle Technology Co. Ltd., Class A	69,600	130,433
Maanshan Iron & Steel Co. Ltd., Class H	220,000	86,021
Metallurgical Corp. of China Ltd., Class A	288,500	151,021
Nanjing Iron & Steel Co. Ltd., Class A	347,500	186,339
Ningbo Sanxing Medical Electric Co. Ltd., Class A	76,000	99,572
Pharmaron Beijing Co. Ltd., Class H (b)	17,700	222,355
Ping An Insurance Group Co. of China Ltd., Class H	103,500	654,194
Postal Savings Bank of China Co. Ltd., Class H (a) (b)	614,000	465,523
Sansteel Minguang Co. Ltd. Fujian, Class A	126,100	129,888
Sany Heavy Industry Co. Ltd., Class A	75,900	187,233
SDIC Power Holdings Co. Ltd., Class A	204,600	296,934
Seazen Group Ltd. *	132,000	55,755
Seazen Holdings Co. Ltd., Class A	37,200	154,712
Shaanxi Coal Industry Co. Ltd., Class A	150,000	388,537
Shandong Buchang Pharmaceuticals Co. Ltd., Class A	48,600	132,908
Shandong Chenming Paper Holdings Ltd., Class A	201,500	159,088
INVESTMENTS	SHARES	VALUE($)

China — continued
Shandong Hualu Hengsheng Chemical Co. Ltd., Class A	65,840	296,585
Shandong Publishing & Media Co. Ltd., Class A	103,000	91,634
Shandong Weigao Group Medical Polymer Co. Ltd., Class H	160,800	171,308
Shanghai Pharmaceuticals Holding Co. Ltd., Class H	16,900	27,327
Shenzhen Gas Corp. Ltd., Class A	167,800	160,838
Shenzhen Jinjia Group Co. Ltd., Class A	100,600	131,690
Shenzhen Mindray Bio-Medical Electronics Co. Ltd., Class A	7,700	360,940
Shenzhen New Nanshan Holding Group Co. Ltd., Class A	290,400	204,624
Shenzhen Overseas Chinese Town Co. Ltd., Class A	175,800	159,218
Shenzhen Salubris Pharmaceuticals Co. Ltd., Class A	36,000	123,777
Shenzhou International Group Holdings Ltd.	41,800	567,183
Sinoma International Engineering Co., Class A	65,500	76,388
Sino-Ocean Group Holding Ltd.	356,000	67,229
Sinopharm Group Co. Ltd., Class H	74,000	170,287
Sinotruk Hong Kong Ltd.	137,000	165,705
Tangshan Jidong Cement Co. Ltd., Class A ‡	80,300	129,385
TangShan Port Group Co. Ltd., Class A	735,200	302,685
Tian Di Science & Technology Co. Ltd., Class A	306,600	206,134
Tianhe Chemicals Group Ltd. ‡ *	20,000	—(c)
Wanxiang Qianchao Co. Ltd., Class A	194,000	149,752
Weichai Power Co. Ltd., Class A	116,856	194,634
Weifu High-Technology Group Co. Ltd., Class A	59,600	180,816
Wuliangye Yibin Co. Ltd., Class A	19,300	467,615
Xinhua Winshare Publishing and Media Co. Ltd., Class A	117,700	156,305
Xinxing Ductile Iron Pipes Co. Ltd., Class A	275,500	198,529
Yangzijiang Shipbuilding Holdings Ltd.	370,000	241,397
Yankuang Energy Group Co. Ltd., Class H	192,000	541,664
Yintai Gold Co. Ltd., Class A *	102,820	143,731
Yuexiu Property Co. Ltd.	69,400	72,212
Yunnan Baiyao Group Co. Ltd., Class A	11,900	135,944
Zhejiang Expressway Co. Ltd., Class H *	242,000	200,150
Zhejiang Hisoar Pharmaceutical Co. Ltd., Class A	103,200	97,362
Zhejiang Sanhua Intelligent Controls Co. Ltd., Class A	80,880	201,809

SEE NOTES TO FINANCIAL STATEMENTS.
168	J.P. Morgan Exchange-Traded Funds	April 30, 2022

INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued
China — continued
Zhejiang Semir Garment Co. Ltd., Class A	134,700	131,324
Zhejiang Weixing New Building Materials Co. Ltd., Class A	54,097	153,785
Zhengzhou Coal Mining Machinery Group Co. Ltd., Class A	135,600	235,655
Zhongsheng Group Holdings Ltd.	51,000	336,999
Zhuzhou Kibing Group Co. Ltd., Class A	84,000	138,697
Zijin Mining Group Co. Ltd., Class H	238,000	346,554
Zoomlion Heavy Industry Science and Technology Co. Ltd., Class H	301,400	176,230
		38,528,767
Colombia — 0.3%
Bancolombia SA (Preference)	34,714	336,791
Grupo Aval Acciones y Valores SA (Preference)	330,887	71,059
		407,850
Czech Republic — 0.4%
CEZ A/S	12,560	538,392
Moneta Money Bank A/S (b)	33,154	124,358
		662,750
Egypt — 0.1%
Commercial International Bank Egypt SAE	29,154	70,391
ElSewedy Electric Co.	311,345	131,498
		201,889
Greece — 1.1%
Hellenic Telecommunications Organization SA	28,426	546,861
JUMBO SA	19,258	312,131
Mytilineos SA	24,160	447,392
OPAP SA	32,578	482,884
		1,789,268
Hong Kong — 0.2%
Kingboard Laminates Holdings Ltd.	159,500	244,666
Nine Dragons Paper Holdings Ltd.	88,000	77,716
		322,382
Hungary — 0.7%
Magyar Telekom Telecommunications plc	79,604	86,153
MOL Hungarian Oil & Gas plc	35,993	305,189
OTP Bank Nyrt. *	17,112	510,441
Richter Gedeon Nyrt.	15,707	313,387
		1,215,170
INVESTMENTS	SHARES	VALUE($)

India — 11.2%
Asian Paints Ltd.	1,141	48,096
Aurobindo Pharma Ltd.	11,436	93,508
Bajaj Auto Ltd.	6,999	339,705
Bajaj Holdings & Investment Ltd.	673	45,211
Bharat Petroleum Corp. Ltd.	38,216	179,844
Castrol India Ltd.	11,296	15,919
Cipla Ltd.	27,440	350,219
Colgate-Palmolive India Ltd.	4,614	99,570
Dabur India Ltd.	37,133	268,820
Divi's Laboratories Ltd.	6,946	406,604
Dr. Reddy's Laboratories Ltd.	6,481	349,047
GAIL India Ltd.	11,025	22,792
Glenmark Pharmaceuticals Ltd.	8,901	50,937
HCL Technologies Ltd.	40,978	573,960
Hindalco Industries Ltd.	15,819	98,485
Hindustan Petroleum Corp. Ltd.	23,611	82,984
Hindustan Unilever Ltd.	52,938	1,538,045
Hindustan Zinc Ltd.	11,278	47,111
Housing Development Finance Corp. Ltd.	35,925	1,036,506
ICICI Lombard General Insurance Co. Ltd. (b)	3,178	52,825
Indian Oil Corp. Ltd.	55,521	90,575
Indus Towers Ltd. *	68,027	184,940
Infosys Ltd.	147,792	2,995,330
ITC Ltd.	202,516	682,563
Jindal Steel & Power Ltd.	17,110	119,309
JSW Steel Ltd.	27,187	255,883
Motherson Sumi Systems Ltd.	49,672	88,724
Mphasis Ltd.	2,480	91,068
Muthoot Finance Ltd.	718	11,774
Nestle India Ltd.	1,688	402,462
NHPC Ltd.	200,618	86,618
NMDC Ltd.	49,351	102,381
NTPC Ltd.	158,375	321,455
Oil & Natural Gas Corp. Ltd.	94,294	195,416
Oil India Ltd.	11,242	33,196
Petronet LNG Ltd.	46,002	121,936
Piramal Enterprises Ltd.	3,537	99,069
Power Grid Corp. of India Ltd.	89,448	265,066
REC Ltd.	41,633	68,754
Reliance Industries Ltd.	53,221	1,928,328
Steel Authority of India Ltd.	64,129	79,925
Sun Pharmaceutical Industries Ltd.	27,155	328,249
Tata Consultancy Services Ltd.	33,469	1,542,531
Tata Power Co. Ltd. (The)	197,981	620,316
SEE NOTES TO FINANCIAL STATEMENTS.
April 30, 2022	J.P. Morgan Exchange-Traded Funds	169

JPMorgan Diversified Return Emerging Markets Equity ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF April 30, 2022 (Unaudited) (continued)
INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued
India — continued
Tata Steel Ltd.	28,170	462,528
Tech Mahindra Ltd.	5,072	82,837
Titan Co. Ltd.	11,188	356,993
Torrent Power Ltd.	10,027	69,572
United Breweries Ltd.	1,897	39,272
UPL Ltd.	17,307	184,787
Vedanta Ltd.	89,133	468,867
Wipro Ltd.	43,197	283,821
Zydus Lifesciences Ltd.	10,992	50,412
		18,415,145
Indonesia — 3.2%
Adaro Energy Indonesia Tbk. PT	2,164,100	494,443
Astra International Tbk. PT	1,340,400	699,878
Bank Central Asia Tbk. PT	1,606,300	900,928
Bukit Asam Tbk. PT *	977,400	255,823
Charoen Pokphand Indonesia Tbk. PT	827,300	293,895
Gudang Garam Tbk. PT	58,600	123,995
Hanjaya Mandala Sampoerna Tbk. PT	1,697,500	113,488
Indofood CBP Sukses Makmur Tbk. PT	143,700	75,596
Indofood Sukses Makmur Tbk. PT	557,000	242,378
Kalbe Farma Tbk. PT	2,579,200	291,777
Media Nusantara Citra Tbk. PT	2,337,800	161,928
Perusahaan Gas Negara Tbk. PT *	335,500	33,400
Sarana Menara Nusantara Tbk. PT	3,397,700	236,566
Telkom Indonesia Persero Tbk. PT	3,181,400	1,013,870
Unilever Indonesia Tbk. PT	312,200	83,565
XL Axiata Tbk. PT	1,187,500	261,390
		5,282,920
Kuwait — 2.0%
Agility Public Warehousing Co. KSC	155,553	631,121
Humansoft Holding Co. KSC	17,743	194,630
Kuwait Finance House KSCP	260,130	835,012
Mobile Telecommunications Co. KSCP	251,303	558,778
National Bank of Kuwait SAKP	336,275	1,152,530
		3,372,071
Malaysia — 2.1%
Astro Malaysia Holdings Bhd.	279,300	64,155
Axiata Group Bhd.	291,800	235,263
DiGi.Com Bhd.	259,300	226,727
Hartalega Holdings Bhd.	191,800	193,848
Hong Leong Financial Group Bhd.	7,600	33,867
Kuala Lumpur Kepong Bhd.	20,600	139,399
Malayan Banking Bhd.	37,408	77,802
INVESTMENTS	SHARES	VALUE($)

Malaysia — continued
Maxis Bhd.	328,500	285,566
Nestle Malaysia Bhd.	6,200	189,696
Petronas Gas Bhd.	97,900	381,360
PPB Group Bhd.	86,960	343,166
Press Metal Aluminium Holdings Bhd.	57,700	79,102
RHB Bank Bhd.	87,500	125,360
Supermax Corp. Bhd.	337,380	86,021
Telekom Malaysia Bhd.	226,800	258,938
Tenaga Nasional Bhd.	282,900	587,439
Top Glove Corp. Bhd.	484,900	187,121
		3,494,830
Mexico — 6.2%
Alfa SAB de CV, Class A	619,781	417,308
America Movil SAB de CV	1,216,817	1,186,615
Arca Continental SAB de CV	73,892	469,535
Cemex SAB de CV *	1,284,666	567,213
Coca-Cola Femsa SAB de CV	62,405	340,580
El Puerto de Liverpool SAB de CV, Class C1	16,939	85,814
Fibra Uno Administracion SA de CV, REIT	406,152	443,838
Fomento Economico Mexicano SAB de CV	21,488	160,719
Gruma SAB de CV, Class B	37,320	444,479
Grupo Aeroportuario del Centro Norte SAB de CV	55,538	387,064
Grupo Aeroportuario del Pacifico SAB de CV, Class B *	41,087	632,981
Grupo Aeroportuario del Sureste SAB de CV, Class B	25,659	559,540
Grupo Bimbo SAB de CV	201,482	620,347
Grupo Carso SAB de CV	37,652	122,717
Grupo Financiero Banorte SAB de CV, Class O	183,832	1,211,644
Grupo Mexico SAB de CV	59,736	279,821
Kimberly-Clark de Mexico SAB de CV, Class A	115,507	160,753
Megacable Holdings SAB de CV	81,539	231,753
Orbia Advance Corp. SAB de CV	176,612	424,599
Promotora y Operadora de Infraestructura SAB de CV	35,690	261,451
Qualitas Controladora SAB de CV	24,081	129,807
Wal-Mart de Mexico SAB de CV	328,302	1,163,653
		10,302,231
Pakistan — 0.0% ^
Oil & Gas Development Co. Ltd.	99,681	45,378

SEE NOTES TO FINANCIAL STATEMENTS.
170	J.P. Morgan Exchange-Traded Funds	April 30, 2022

INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued
Panama — 0.0% ^
BAC Holding International Corp. *	330,887	24,027
Philippines — 0.6%
Globe Telecom, Inc.	4,985	216,724
Manila Electric Co.	36,670	246,853
Metro Pacific Investments Corp.	2,685,200	194,208
PLDT, Inc.	9,750	346,928
Puregold Price Club, Inc.	21,200	13,357
San Miguel Corp.	14,660	29,851
		1,047,921
Qatar — 2.1%
Commercial Bank PSQC (The)	130,989	276,563
Industries Qatar QSC	135,678	699,715
Masraf Al Rayan QSC	223,410	330,660
Mesaieed Petrochemical Holding Co.	226,163	159,969
Ooredoo QPSC	113,219	232,827
Qatar Aluminum Manufacturing Co.	293,976	193,737
Qatar Electricity & Water Co. QSC	49,046	229,347
Qatar Fuel QSC	34,317	172,727
Qatar Gas Transport Co. Ltd.	457,594	429,731
Qatar International Islamic Bank QSC	30,012	94,966
Qatar Islamic Bank SAQ	73,644	495,240
Qatar National Bank QPSC	6,680	42,647
United Development Co. QSC	53,011	21,107
		3,379,236
Russia — 0.1%
Alrosa PJSC ‡	200,448	4,122
Federal Grid Co. Unified Energy System PJSC ‡	127,925,624	2,782
Inter RAO UES PJSC ‡	6,142,220	4,185
LUKOIL PJSC ‡	17,853	21,998
M.Video PJSC ‡	8,526	539
Magnit PJSC ‡	7,858	5,824
Magnitogorsk Iron & Steel Works PJSC ‡	334,440	3,866
MMC Norilsk Nickel PJSC ‡	3,087	14,762
Mobile TeleSystems PJSC ‡	120,496	6,770
Novolipetsk Steel PJSC ‡	155,019	6,950
PhosAgro PJSC ‡	1,940	2,387
ROSSETI PJSC ‡	6,397,653	1,040
Rostelecom PJSC ‡	157,186	2,668
RusHydro PJSC ‡	35,715,691	5,977
Sberbank of Russia PJSC ‡	537,391	16,767
Severstal PAO ‡	20,498	6,910
Sistema PJSFC ‡	308,352	918
INVESTMENTS	SHARES	VALUE($)

Russia — continued
Surgutneftegas PJSC (Preference) ‡	655,737	4,970
Tatneft PJSC ‡	17,275	1,549
Unipro PJSC ‡	4,941,067	1,948
		116,932
Saudi Arabia — 7.3%
Abdullah Al Othaim Markets Co.	3,404	101,463
Al Rajhi Bank	41,946	1,965,008
Alinma Bank	59,139	648,716
Almarai Co. JSC	24,309	335,036
Arab National Bank	14,882	139,204
Arabian Internet & Communications Services Co. *	4,009	257,857
Bank Al-Jazira	40,851	341,453
Banque Saudi Fransi	13,337	191,629
Dr. Sulaiman Al Habib Medical Services Group Co.	7,712	409,332
Etihad Etisalat Co.	54,520	628,663
Jarir Marketing Co.	8,859	452,391
Mobile Telecommunications Co. Saudi Arabia *	12,873	47,483
Mouwasat Medical Services Co.	4,966	317,250
Riyad Bank	35,036	379,688
SABIC Agri-Nutrients Co.	13,456	579,666
Sahara International Petrochemical Co.	32,122	481,178
Saudi Airlines Catering Co. *	11,088	277,537
Saudi Arabian Mining Co. *	11,499	418,755
Saudi Arabian Oil Co. (b)	97,098	1,160,300
Saudi Cement Co.	18,073	277,080
Saudi Electricity Co. *	50,859	364,470
Saudi Ground Services Co. *	23,475	213,930
Saudi Industrial Investment Group	27,247	236,192
Saudi Investment Bank (The)	41,606	254,040
Saudi Telecom Co.	36,291	1,115,968
United Electronics Co.	5,404	185,739
Yanbu Cement Co.	23,763	266,200
		12,046,228
Singapore — 0.1%
Yangzijiang Financial Holding Pte. Ltd. *	370,000	145,811
South Africa — 7.1%
African Rainbow Minerals Ltd.	23,372	387,582
Anglo American Platinum Ltd.	3,875	430,545
Aspen Pharmacare Holdings Ltd.	29,803	321,063
AVI Ltd.	74,297	323,534
Barloworld Ltd.	54,757	397,558
SEE NOTES TO FINANCIAL STATEMENTS.
April 30, 2022	J.P. Morgan Exchange-Traded Funds	171

JPMorgan Diversified Return Emerging Markets Equity ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF April 30, 2022 (Unaudited) (continued)
INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued
South Africa — continued
Bidvest Group Ltd. (The)	38,648	529,810
Capitec Bank Holdings Ltd.	383	53,463
Clicks Group Ltd.	18,763	369,284
Distell Group Holdings Ltd. *	15,745	172,589
Exxaro Resources Ltd.	22,592	322,844
Foschini Group Ltd. (The)	50,153	441,175
Impala Platinum Holdings Ltd.	43,771	566,196
Investec Ltd.	23,122	140,892
Kumba Iron Ore Ltd.	6,164	204,636
Life Healthcare Group Holdings Ltd.	76,563	104,330
Mr Price Group Ltd.	31,646	430,991
MTN Group Ltd.	90,041	954,974
MultiChoice Group	53,575	438,642
Naspers Ltd., Class N	6,245	629,845
Nedbank Group Ltd.	29,507	412,047
Pepkor Holdings Ltd. (b)	194,034	263,176
Pick n Pay Stores Ltd.	65,301	238,048
Royal Bafokeng Platinum Ltd.	8,474	84,780
Sasol Ltd. *	9,599	235,146
Shoprite Holdings Ltd.	44,813	647,280
Sibanye Stillwater Ltd.	148,600	514,104
SPAR Group Ltd. (The)	24,495	256,653
Telkom SA SOC Ltd. *	73,967	221,351
Tiger Brands Ltd.	22,909	224,847
Truworths International Ltd.	104,047	370,531
Vodacom Group Ltd.	61,813	594,861
Woolworths Holdings Ltd.	123,215	461,261
		11,744,038
Taiwan — 11.4%
Asia Cement Corp.	189,000	307,131
Capital Securities Corp.	402,000	212,115
Cheng Shin Rubber Industry Co. Ltd.	299,000	336,968
Chicony Electronics Co. Ltd. *	13,551	37,694
China Airlines Ltd. *	403,000	370,122
China Motor Corp.	49,000	97,165
China Steel Corp.	128,000	155,055
Chunghwa Telecom Co. Ltd.	249,000	1,103,809
CTBC Financial Holding Co. Ltd.	1,159,395	1,140,403
E.Sun Financial Holding Co. Ltd.	674,945	770,870
Eclat Textile Co. Ltd.	25,000	410,213
Eva Airways Corp. *	249,000	292,522
Far Eastern New Century Corp.	389,000	394,334
Far EasTone Telecommunications Co. Ltd.	149,000	418,653
Feng TAY Enterprise Co. Ltd.	39,000	251,086
INVESTMENTS	SHARES	VALUE($)

Taiwan — continued
First Financial Holding Co. Ltd.	587,743	551,963
Formosa Chemicals & Fibre Corp.	112,000	301,634
Formosa Taffeta Co. Ltd.	158,000	144,954
Fubon Financial Holding Co. Ltd.	209,700	526,539
Giant Manufacturing Co. Ltd.	31,000	259,175
Globalwafers Co. Ltd.	13,000	226,559
Hotai Motor Co. Ltd.	12,000	234,012
Lite-On Technology Corp.	161,000	352,752
Mega Financial Holding Co. Ltd.	624,233	877,551
momo.com, Inc.	8,400	221,736
Nan Ya Plastics Corp.	345,000	1,007,946
Nien Made Enterprise Co. Ltd.	31,000	326,503
Novatek Microelectronics Corp.	9,000	119,057
Pou Chen Corp.	379,000	395,237
President Chain Store Corp.	57,000	527,400
Realtek Semiconductor Corp.	33,000	447,794
SinoPac Financial Holdings Co. Ltd.	607,580	374,162
Taiwan Cooperative Financial Holding Co. Ltd.	558,650	537,212
Taiwan Fertilizer Co. Ltd.	164,000	412,804
Taiwan Mobile Co. Ltd.	163,000	598,843
Taiwan Semiconductor Manufacturing Co. Ltd.	115,000	2,079,506
Uni-President Enterprises Corp.	341,000	788,945
Yang Ming Marine Transport Corp. *	59,000	246,143
Yuanta Financial Holding Co. Ltd.	864,291	760,743
Yulon Motor Co. Ltd.	88,000	117,131
		18,734,441
Thailand — 2.5%
Advanced Info Service PCL	99,000	618,959
Bangkok Dusit Medical Services PCL, Class F	248,200	185,169
Bumrungrad Hospital PCL	29,200	136,055
Digital Telecommunications Infrastructure Fund, Class F	494,400	202,929
Electricity Generating PCL	15,900	76,929
Home Product Center PCL	674,300	293,162
Intouch Holdings PCL, NVDR	129,600	263,820
Krung Thai Bank PCL	490,400	216,198
PTT Exploration & Production PCL	133,400	583,680
Ratch Group PCL	73,200	93,883
SCB X PCL	194,600	653,401
Sri Trang Gloves Thailand PCL, NVDR	349,800	248,179
Thai Union Group PCL, Class F	519,300	255,390

SEE NOTES TO FINANCIAL STATEMENTS.
172	J.P. Morgan Exchange-Traded Funds	April 30, 2022

INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued
Thailand — continued
Total Access Communication PCL	41,300	55,348
Total Access Communication PCL, NVDR	124,000	166,177
		4,049,279
Turkey — 3.6%
Anadolu Efes Biracilik ve Malt Sanayii A/S	162,545	323,377
Arcelik A/S	95,315	431,427
Aselsan Elektronik Sanayi ve Ticaret A/S	222,084	366,444
BIM Birlesik Magazalar A/S	60,841	341,810
Coca-Cola Icecek A/S	38,129	316,302
Enerjisa Enerji A/S (b)	269,267	255,517
Enka Insaat ve Sanayi A/S	293,093	311,553
Eregli Demir ve Celik Fabrikalari TAS	176,412	398,726
Ford Otomotiv Sanayi A/S	21,989	442,646
Haci Omer Sabanci Holding A/S	191,642	257,985
Iskenderun Demir ve Celik A/S	47,885	88,428
KOC Holding A/S	112,936	305,762
Koza Altin Isletmeleri A/S *	15,430	178,238
Tofas Turk Otomobil Fabrikasi A/S	61,040	323,324
Turk Hava Yollari AO *	153,506	426,559
Turk Telekomunikasyon A/S	427,436	290,173
Turkcell Iletisim Hizmetleri A/S	290,768	423,768
Turkiye Sise ve Cam Fabrikalari A/S	435,031	530,888
		6,012,927
United Arab Emirates — 2.9%
Abu Dhabi Commercial Bank PJSC	206,751	571,528
Abu Dhabi Islamic Bank PJSC	116,027	276,354
Aldar Properties PJSC	303,017	464,282
Alpha Dhabi Holding PJSC *	66,614	491,120
Dubai Islamic Bank PJSC	219,350	383,679
Emirates Telecommunications Group Co. PJSC	171,890	1,644,087
First Abu Dhabi Bank PJSC	161,112	984,292
		4,815,342
United States — 0.4%
JBS SA	95,285	730,449
Total Common Stocks (Cost $158,606,537)		164,866,553
Short-Term Investments — 0.5%
Investment of Cash Collateral from Securities Loaned — 0.5%
JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.37% (d) (e)(Cost $780,542)	780,542	780,542
INVESTMENTS	SHARES	VALUE($)
Total Investments — 100.4% (Cost $159,387,079)		165,647,095
Liabilities in Excess of Other Assets — (0.4)%		(659,695)
NET ASSETS — 100.0%		164,987,400
Percentages indicated are based on net assets.

Abbreviations
ADR	American Depositary Receipt
JSC	Joint Stock Company
NVDR	Non-Voting Depositary Receipt
PJSC	Public Joint Stock Company
Preference	A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.
PT	Limited liability company
REIT	Real Estate Investment Trust

^	Amount rounds to less than 0.1% of net assets.
‡	Value determined using significant unobservable inputs.
*	Non-income producing security.
(a)	The security or a portion of this security is on loan at April 30, 2022. The total value of securities on loan at April 30, 2022 is $728,207.
(b)	Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.
(c)	Value is zero.
(d)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(e)	The rate shown is the current yield as of April 30, 2022.
SEE NOTES TO FINANCIAL STATEMENTS.
April 30, 2022	J.P. Morgan Exchange-Traded Funds	173

JPMorgan Diversified Return Emerging Markets Equity ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF April 30, 2022 (Unaudited) (continued)
Summary of Investments by Industry, April 30, 2022
The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:
INDUSTRY	PERCENT OF TOTAL INVESTMENTS
Banks	16.8%
Oil, Gas & Consumable Fuels	6.6
Metals & Mining	6.5
Wireless Telecommunication Services	5.2
Diversified Telecommunication Services	4.5
Food Products	4.2
Electric Utilities	4.0
IT Services	3.7
Chemicals	2.8
Industrial Conglomerates	2.8
Pharmaceuticals	2.8
Beverages	2.7
Independent Power and Renewable Electricity Producers	2.7
Food & Staples Retailing	2.5
Textiles, Apparel & Luxury Goods	2.4
Transportation Infrastructure	2.1
Specialty Retail	2.1
Construction Materials	1.9
Semiconductors & Semiconductor Equipment	1.8
Automobiles	1.8
Personal Products	1.2
Machinery	1.1
Real Estate Management & Development	1.0
Gas Utilities	1.0
Others (each less than 1.0%)	15.7
Short-Term Investments	0.5
Futures contracts outstanding as of April 30, 2022:

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
MSCI Emerging Markets E-Mini Index	2	06/17/2022	USD	105,610	(1,524)

Abbreviations
MSCI	Morgan Stanley Capital International
USD	United States Dollar
SEE NOTES TO FINANCIAL STATEMENTS.
174	J.P. Morgan Exchange-Traded Funds	April 30, 2022

JPMorgan Diversified Return International Equity ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF April 30, 2022 (Unaudited)
INVESTMENTS	SHARES	VALUE($)
Common Stocks — 99.1%
Australia — 10.5%
AGL Energy Ltd.	522,593	3,176,784
Altium Ltd.	22,130	498,529
Alumina Ltd.	1,319,675	1,661,466
Ampol Ltd.	114,327	2,687,968
Ansell Ltd.	111,706	2,139,530
APA Group	333,811	2,682,213
Aurizon Holdings Ltd.	118,743	335,344
Australia & New Zealand Banking Group Ltd.	27,502	523,341
BHP Group Ltd.	85,391	2,853,377
BlueScope Steel Ltd.	73,546	1,045,500
Charter Hall Group, REIT	61,090	656,559
Cochlear Ltd.	7,233	1,165,001
Coles Group Ltd.	214,878	2,825,358
Crown Resorts Ltd. *	8,521	77,150
CSL Ltd.	13,544	2,584,876
CSR Ltd.	494,698	2,118,587
Dexus, REIT	401,377	3,138,195
Endeavour Group Ltd.	46,512	254,610
Evolution Mining Ltd.	34,438	97,446
Fortescue Metals Group Ltd.	161,756	2,444,631
Glencore plc *	475,925	2,932,491
GPT Group (The), REIT	764,039	2,716,072
Harvey Norman Holdings Ltd.	476,166	1,696,134
JB Hi-Fi Ltd.	43,394	1,607,156
Macquarie Group Ltd.	2,538	365,378
Metcash Ltd.	663,075	2,225,924
Mirvac Group, REIT	1,005,443	1,699,291
Origin Energy Ltd.	376,205	1,799,445
Ramsay Health Care Ltd.	50,469	2,863,977
REA Group Ltd.	9,816	879,396
Rio Tinto Ltd.	33,906	2,682,097
Rio Tinto plc	41,033	2,899,235
Santos Ltd.	548,418	3,064,598
Sonic Healthcare Ltd.	109,799	2,835,695
South32 Ltd.	544,484	1,813,316
Stockland, REIT	214,382	620,514
Tabcorp Holdings Ltd.	589,983	2,256,224
Telstra Corp. Ltd.	803,738	2,281,530
TPG Telecom Ltd.	103,102	422,644
Treasury Wine Estates Ltd.	20,841	164,888
Vicinity Centres, REIT	55,669	72,638
Wesfarmers Ltd.	75,785	2,622,395
Whitehaven Coal Ltd.	232,346	797,887
INVESTMENTS	SHARES	VALUE($)

Australia — continued
Woodside Petroleum Ltd.	130,156	2,831,686
Woolworths Group Ltd.	115,591	3,127,091
		80,244,167
Austria — 0.5%
Mondi plc	121,257	2,277,930
OMV AG	31,857	1,628,454
		3,906,384
Belgium — 0.6%
D'ieteren Group	2,737	439,323
Etablissements Franz Colruyt NV	22,877	840,062
Groupe Bruxelles Lambert SA	13,110	1,237,066
Proximus SADP	107,272	1,874,934
		4,391,385
Brazil — 0.4%
Yara International ASA	65,446	3,327,814
Cambodia — 0.0% ^
NagaCorp Ltd.	124,000	110,823
Chile — 0.4%
Antofagasta plc	149,083	2,854,031
China — 1.4%
Chow Tai Fook Jewellery Group Ltd. *	219,000	367,203
Lenovo Group Ltd.	3,088,000	2,998,458
SITC International Holdings Co. Ltd.	199,000	661,570
Tingyi Cayman Islands Holding Corp.	1,170,000	2,135,439
Uni-President China Holdings Ltd.	1,083,000	949,035
Want Want China Holdings Ltd.	2,393,000	2,160,082
Wilmar International Ltd.	515,400	1,642,937
		10,914,724
Denmark — 0.6%
Carlsberg A/S, Class B	10,671	1,355,572
DSV A/S	570	93,452
Novo Nordisk A/S, Class B	29,850	3,409,655
		4,858,679
Finland — 1.9%
Elisa OYJ	46,975	2,753,740
Fortum OYJ	141,400	2,350,896
Kesko OYJ, Class B	98,889	2,489,675
Neste OYJ	27,354	1,173,728
Orion OYJ, Class B	13,145	515,580
Stora Enso OYJ, Class R	117,583	2,313,975

SEE NOTES TO FINANCIAL STATEMENTS.
April 30, 2022	J.P. Morgan Exchange-Traded Funds	175

JPMorgan Diversified Return International Equity ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF April 30, 2022 (Unaudited) (continued)
INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued
Finland — continued
UPM-Kymmene OYJ	71,738	2,481,581
Valmet OYJ	16,095	431,037
		14,510,212
France — 3.9%
Air Liquide SA	4,202	726,981
Arkema SA	21,314	2,428,610
Atos SE	24,725	602,339
Capgemini SE	15,879	3,232,632
Carrefour SA	121,699	2,580,939
Covivio, REIT	10,401	740,734
Eiffage SA	26,862	2,652,588
EssilorLuxottica SA	2,335	397,529
Gecina SA, REIT	21,506	2,422,612
Klepierre SA, REIT *	73,165	1,751,252
Orange SA	132,654	1,579,298
Pernod Ricard SA	15,225	3,142,200
Publicis Groupe SA	31,125	1,868,643
TotalEnergies SE	41,177	2,021,913
Unibail-Rodamco-Westfield, REIT *	7,893	557,048
Vinci SA (a)	22,395	2,173,073
Vivendi SE (a)	92,965	1,067,757
		29,946,148
Germany — 2.9%
Aroundtown SA	109,445	550,348
Bayerische Motoren Werke AG	12,087	987,094
Covestro AG (b)	13,970	601,486
Daimler Truck Holding AG *	23,409	629,579
Deutsche Telekom AG (Registered)	178,858	3,294,772
Deutsche Wohnen SE	6,896	197,500
E.ON SE	47,313	492,385
Evonik Industries AG	27,667	723,669
Fresenius Medical Care AG & Co. KGaA	32,367	2,012,802
Hannover Rueck SE	3,384	525,977
Hella GmbH & Co. KGaA	7,523	474,945
Infineon Technologies AG	10,410	295,469
LEG Immobilien SE	12,884	1,321,003
Mercedes-Benz Group AG *	46,683	3,258,530
Merck KGaA	8,561	1,588,300
SAP SE	20,344	2,061,783
Telefonica Deutschland Holding AG	597,689	1,797,568
Uniper SE	57,858	1,487,219
		22,300,429
INVESTMENTS	SHARES	VALUE($)

Hong Kong — 3.8%
ASM Pacific Technology Ltd.	100,800	1,015,841
CK Asset Holdings Ltd.	377,000	2,555,736
CK Infrastructure Holdings Ltd.	429,000	2,884,344
CLP Holdings Ltd.	312,500	3,049,493
Hong Kong & China Gas Co. Ltd.	1,553,393	1,713,269
Hutchison Port Holdings Trust	2,806,800	669,019
Hysan Development Co. Ltd.	14,000	41,303
Link, REIT	213,600	1,845,031
MTR Corp. Ltd.	208,000	1,105,126
New World Development Co. Ltd.	113,750	435,070
PCCW Ltd.	3,618,000	2,049,824
Power Assets Holdings Ltd.	492,000	3,313,649
Sun Hung Kai Properties Ltd.	170,500	1,963,664
Techtronic Industries Co. Ltd.	143,500	1,915,453
WH Group Ltd. (b)	2,391,500	1,651,569
Xinyi Glass Holdings Ltd.	905,000	2,002,595
Yue Yuen Industrial Holdings Ltd. *	344,500	506,720
		28,717,706
Indonesia — 0.2%
First Pacific Co. Ltd.	428,000	172,572
Golden Agri-Resources Ltd.	4,161,700	972,327
		1,144,899
Ireland — 0.5%
CRH plc	42,714	1,688,265
Flutter Entertainment plc *	7,791	786,942
Smurfit Kappa Group plc	23,422	989,715
		3,464,922
Italy — 2.0%
A2A SpA	335,820	573,768
Assicurazioni Generali SpA	44,804	848,278
Banca Mediolanum SpA	64,710	469,752
Coca-Cola HBC AG *	97,469	1,976,076
Davide Campari-Milano NV	155,788	1,757,784
Enel SpA	10,165	66,102
Eni SpA	4,234	59,186
Italgas SpA	353,921	2,291,524
Poste Italiane SpA (b)	164,853	1,615,418
Recordati Industria Chimica e Farmaceutica SpA	28,868	1,391,102
Snam SpA	367,159	2,013,721
Telecom Italia SpA	3,883,727	1,134,131
Terna - Rete Elettrica Nazionale	119,442	974,179
		15,171,021

SEE NOTES TO FINANCIAL STATEMENTS.
176	J.P. Morgan Exchange-Traded Funds	April 30, 2022

INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued
Japan — 28.1%
Activia Properties, Inc., REIT	207	661,473
Advance Residence Investment Corp., REIT	237	651,054
Advantest Corp.	5,500	375,365
Aeon Mall Co. Ltd.	44,600	542,673
AEON REIT Investment Corp., REIT	486	557,983
AGC, Inc.	26,900	1,008,465
Ajinomoto Co., Inc.	101,700	2,642,324
Alfresa Holdings Corp.	53,000	720,731
Anritsu Corp.	170,200	2,140,183
Aozora Bank Ltd.	27,900	558,573
Asahi Group Holdings Ltd.	53,200	2,005,259
Astellas Pharma, Inc.	197,400	3,005,556
Brother Industries Ltd.	37,900	658,687
Canon Marketing Japan, Inc.	54,700	1,190,265
Canon, Inc.	38,700	890,455
Capcom Co. Ltd.	70,100	1,849,737
Casio Computer Co. Ltd.	43,000	445,904
Chubu Electric Power Co., Inc.	300,200	3,030,539
Chugai Pharmaceutical Co. Ltd.	65,900	1,974,704
COMSYS Holdings Corp.	93,400	1,939,188
Cosmo Energy Holdings Co. Ltd.	93,900	2,332,887
Cosmos Pharmaceutical Corp.	10,200	940,313
CyberAgent, Inc.	142,100	1,501,267
Dai Nippon Printing Co. Ltd.	44,900	938,322
Daito Trust Construction Co. Ltd.	29,200	2,812,308
Daiwa House REIT Investment Corp., REIT	680	1,655,122
Daiwa Securities Group, Inc.	487,900	2,391,261
Denka Co. Ltd.	11,500	308,292
DIC Corp.	46,200	880,976
Electric Power Development Co. Ltd.	160,400	2,197,932
ENEOS Holdings, Inc.	343,700	1,209,348
Fuji Media Holdings, Inc.	17,300	149,417
FUJIFILM Holdings Corp.	41,700	2,292,301
Fujitsu Ltd.	18,700	2,826,489
Fukuoka Financial Group, Inc.	21,400	391,006
GLP J-REIT, REIT	562	758,349
H.U. Group Holdings, Inc.	62,500	1,392,655
Hachijuni Bank Ltd. (The)	137,900	454,758
Hikari Tsushin, Inc.	5,200	608,885
Hoya Corp.	19,400	1,925,298
Idemitsu Kosan Co. Ltd.	60,637	1,598,093
Iida Group Holdings Co. Ltd.	96,100	1,528,435
Industrial & Infrastructure Fund Investment Corp., REIT	273	391,724
Inpex Corp.	269,400	3,205,368
INVESTMENTS	SHARES	VALUE($)

Japan — continued
ITOCHU Corp.	83,500	2,520,112
Itochu Techno-Solutions Corp.	23,200	543,247
Iwatani Corp.	33,100	1,316,943
Japan Metropolitan Fund Invest, REIT	1,726	1,371,875
Japan Post Holdings Co. Ltd.	261,100	1,830,796
Japan Post Insurance Co. Ltd.	121,100	1,958,162
Japan Real Estate Investment Corp., REIT	100	483,986
Japan Tobacco, Inc.	167,700	2,852,878
Kajima Corp.	80,200	893,787
Kaken Pharmaceutical Co. Ltd.	14,900	451,502
Kaneka Corp.	16,500	441,500
Kansai Electric Power Co., Inc. (The)	305,300	2,676,260
KDDI Corp.	93,600	3,099,536
Kikkoman Corp.	23,700	1,331,967
Kinden Corp.	54,100	641,060
Kirin Holdings Co. Ltd.	52,200	760,957
K's Holdings Corp.	165,200	1,635,995
Kyowa Kirin Co. Ltd.	96,200	2,027,586
Kyushu Electric Power Co., Inc.	271,300	1,702,787
Lawson, Inc.	14,700	540,669
Lintec Corp.	48,400	901,577
Mani, Inc.	22,300	254,667
Marubeni Corp.	279,600	3,052,008
Matsui Securities Co. Ltd.	59,000	364,904
MatsukiyoCocokara & Co.	27,700	915,633
Mebuki Financial Group, Inc.	165,400	333,032
Medipal Holdings Corp.	94,500	1,556,263
MEIJI Holdings Co. Ltd.	41,400	2,063,663
Mitsubishi Chemical Holdings Corp.	247,000	1,506,118
Mitsubishi Corp.	30,500	1,024,053
Mitsubishi Estate Co. Ltd.	17,300	252,002
Mitsubishi Gas Chemical Co., Inc.	46,600	680,498
Mitsubishi HC Capital, Inc.	376,900	1,695,851
Mitsubishi UFJ Financial Group, Inc.	226,600	1,317,311
Mitsui & Co. Ltd.	119,500	2,893,789
Mitsui Chemicals, Inc.	23,300	532,356
Mitsui Fudosan Co. Ltd.	28,200	597,664
Mitsui Fudosan Logistics Park, Inc., REIT	106	454,467
Morinaga Milk Industry Co. Ltd.	15,000	604,076
NH Foods Ltd.	28,000	884,253
Nifco, Inc.	8,500	179,468
Nintendo Co. Ltd.	5,400	2,464,510
Nippon Electric Glass Co. Ltd.	70,800	1,425,235
NIPPON EXPRESS HOLDINGS, Inc.	2,400	140,714
SEE NOTES TO FINANCIAL STATEMENTS.
April 30, 2022	J.P. Morgan Exchange-Traded Funds	177

JPMorgan Diversified Return International Equity ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF April 30, 2022 (Unaudited) (continued)
INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued
Japan — continued
Nippon Shinyaku Co. Ltd.	6,700	453,147
Nippon Shokubai Co. Ltd.	9,800	394,267
Nippon Steel Corp.	162,400	2,578,683
Nippon Telegraph & Telephone Corp.	104,200	3,070,707
Nippon Yusen KK	24,100	1,738,670
Nisshin Seifun Group, Inc.	42,400	565,227
Nissin Foods Holdings Co. Ltd.	22,800	1,586,028
Nitto Denko Corp.	37,200	2,496,900
NOF Corp.	15,100	566,771
Nomura Holdings, Inc.	104,900	403,913
Nomura Real Estate Holdings, Inc.	70,000	1,705,602
Nomura Research Institute Ltd.	77,400	2,188,595
Obayashi Corp.	112,400	772,991
Ono Pharmaceutical Co. Ltd.	93,700	2,407,205
Open House Group Co. Ltd.	67,200	2,600,281
ORIX Corp.	147,100	2,682,953
Osaka Gas Co. Ltd.	155,900	2,809,850
Rakuten Group, Inc.	227,500	1,599,299
RENOVA, Inc. *	66,500	819,338
Resona Holdings, Inc.	463,400	2,015,062
Rinnai Corp.	5,000	319,597
Sankyo Co. Ltd.	28,000	805,700
Sawai Group Holdings Co. Ltd.	25,300	848,680
SBI Holdings, Inc.	65,300	1,460,573
SCREEN Holdings Co. Ltd.	25,100	2,051,405
SCSK Corp.	48,500	771,069
Sekisui Chemical Co. Ltd.	51,000	690,598
Sekisui House Ltd.	81,500	1,415,487
Sekisui House Reit, Inc., REIT	620	362,794
Shimamura Co. Ltd.	7,800	691,770
Shionogi & Co. Ltd.	43,000	2,391,915
Ship Healthcare Holdings, Inc.	20,400	340,760
Skylark Holdings Co. Ltd.	66,000	783,136
SoftBank Corp.	227,400	2,646,450
SoftBank Group Corp.	55,500	2,282,728
Sojitz Corp.	139,320	2,124,400
Sony Group Corp.	27,200	2,347,390
Sugi Holdings Co. Ltd.	35,800	1,534,405
Sumitomo Chemical Co. Ltd.	686,100	2,917,438
Sumitomo Mitsui Financial Group, Inc.	55,700	1,682,917
Sumitomo Pharma Co. Ltd.	149,800	1,334,359
Suntory Beverage & Food Ltd.	26,500	1,044,127
Suzuken Co. Ltd.	20,800	613,959
Taisho Pharmaceutical Holdings Co. Ltd.	7,300	287,532
INVESTMENTS	SHARES	VALUE($)

Japan — continued
Takeda Pharmaceutical Co. Ltd.	79,900	2,318,422
Teijin Ltd.	77,900	832,462
TIS, Inc.	5,600	125,772
Toho Gas Co. Ltd.	26,400	619,319
Tohoku Electric Power Co., Inc.	354,500	1,971,922
Tokyo Electric Power Co. Holdings, Inc. *	711,600	2,456,269
Tokyo Electron Ltd.	6,200	2,616,070
Tokyo Gas Co. Ltd.	127,100	2,434,531
Tokyo Tatemono Co. Ltd.	61,100	861,445
Tosoh Corp.	95,800	1,322,856
Toyo Suisan Kaisha Ltd.	59,600	1,840,231
Toyota Boshoku Corp.	25,800	411,186
Toyota Industries Corp.	28,000	1,679,351
Tsumura & Co.	56,000	1,377,869
UBE Corp.	80,600	1,249,688
Unicharm Corp.	62,200	2,164,063
United Urban Investment Corp., REIT	695	760,424
USS Co. Ltd.	58,600	975,576
Welcia Holdings Co. Ltd.	43,700	895,809
Yamada Holdings Co. Ltd.	428,100	1,278,341
Yamaguchi Financial Group, Inc.	7,700	42,220
Yamaha Motor Co. Ltd.	111,500	2,301,995
Yokohama Rubber Co. Ltd. (The)	71,700	959,963
Zeon Corp.	59,700	635,731
		214,051,834
Jordan — 0.3%
Hikma Pharmaceuticals plc	94,349	2,216,297
Luxembourg — 0.2%
RTL Group SA	24,899	1,294,685
Mexico — 0.1%
Fresnillo plc	64,840	627,405
Netherlands — 3.1%
ASML Holding NV	1,938	1,099,890
ASR Nederland NV	30,748	1,397,456
BE Semiconductor Industries NV (a)	16,000	975,338
Heineken Holding NV	26,352	2,057,096
Koninklijke Ahold Delhaize NV	98,328	2,900,280
Koninklijke DSM NV	7,983	1,342,019
Koninklijke KPN NV	961,030	3,316,123
Koninklijke Philips NV	22,072	576,766
NN Group NV	71,428	3,498,658
Shell plc	138,754	3,724,975

SEE NOTES TO FINANCIAL STATEMENTS.
178	J.P. Morgan Exchange-Traded Funds	April 30, 2022

INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued
Netherlands — continued
Universal Music Group NV	4,065	94,334
Wolters Kluwer NV	24,676	2,491,852
		23,474,787
New Zealand — 0.6%
Fisher & Paykel Healthcare Corp. Ltd.	141,245	1,941,006
Spark New Zealand Ltd.	771,515	2,440,065
		4,381,071
Norway — 1.2%
Aker BP ASA (a)	14,337	513,679
Equinor ASA	82,421	2,785,795
Mowi ASA	40,357	1,139,966
Norsk Hydro ASA	112,609	945,637
Orkla ASA	208,305	1,690,321
Salmar ASA	8,014	655,783
Telenor ASA	72,231	1,018,708
		8,749,889
Poland — 0.1%
Polski Koncern Naftowy ORLEN SA	24,711	417,479
Portugal — 0.5%
EDP - Energias de Portugal SA	296,520	1,381,980
Galp Energia SGPS SA	7,358	89,559
Jeronimo Martins SGPS SA	94,828	1,974,000
		3,445,539
Russia — 0.0% ^
Evraz plc ‡	393,430	20,254
Singapore — 2.2%
Ascendas, REIT	603,542	1,241,775
CapitaLand Integrated Commercial Trust, REIT	676,408	1,133,384
ComfortDelGro Corp. Ltd.	191,700	202,501
DBS Group Holdings Ltd.	106,200	2,576,479
Keppel Corp. Ltd.	420,200	2,072,343
Mapletree Commercial Trust, REIT	817,100	1,098,936
Mapletree Logistics Trust, REIT	480,400	616,989
Mapletree North Asia Commercial Trust, REIT (b)	458,500	395,994
Sembcorp Industries Ltd.	1,405,000	2,975,518
Singapore Telecommunications Ltd.	569,800	1,137,204
Suntec, REIT	601,200	794,227
Venture Corp. Ltd.	182,800	2,244,040
		16,489,390
INVESTMENTS	SHARES	VALUE($)

South Africa — 0.4%
Anglo American plc	63,470	2,811,149
South Korea — 7.2%
CJ CheilJedang Corp.	4,636	1,457,886
Daewoo Engineering & Construction Co. Ltd. *	108,886	577,219
DL Holdings Co. Ltd.	10,013	488,006
E-MART, Inc.	5,488	567,889
GS Engineering & Construction Corp.	59,099	1,946,114
GS Holdings Corp.	5,052	174,514
GS Retail Co. Ltd.	35,804	810,465
Hana Financial Group, Inc.	71,832	2,666,886
Hanwha Corp.	20,561	485,760
Hanwha Life Insurance Co. Ltd. *	226,921	525,834
Hite Jinro Co. Ltd.	27,221	800,938
Hyundai Department Store Co. Ltd.	3,680	219,022
Hyundai Mobis Co. Ltd.	5,208	847,275
Industrial Bank of Korea	172,345	1,529,197
Kakao Corp.	25,163	1,757,725
KB Financial Group, Inc.	60,142	2,798,053
Kia Corp.	40,977	2,687,693
Korea Electric Power Corp. *	75,528	1,378,275
Korea Gas Corp.	51,369	1,679,153
Korea Investment Holdings Co. Ltd.	12,789	709,035
KT&G Corp.	44,153	2,899,477
LG Corp.	36,904	2,131,148
LG Innotek Co. Ltd.	5,956	1,616,091
LG Uplus Corp.	111,394	1,230,591
Mirae Asset Securities Co. Ltd.	62,159	393,198
NAVER Corp.	8,357	1,861,597
NH Investment & Securities Co. Ltd.	68,011	580,453
NongShim Co. Ltd.	415	99,176
Orion Corp.	10,173	758,238
POSCO Holdings, Inc.	8,369	1,910,867
Samsung Electronics Co. Ltd.	49,940	2,661,481
Samsung Engineering Co. Ltd. *	41,427	845,236
Samsung Life Insurance Co. Ltd.	1,560	80,196
Samsung Securities Co. Ltd.	36,668	1,145,210
SK Hynix, Inc.	26,446	2,317,413
SK Innovation Co. Ltd. *	13	2,069
SK Square Co. Ltd. *	24,446	1,009,738
SK Telecom Co. Ltd.	49,853	2,248,779
S-Oil Corp.	13,640	1,115,996
SEE NOTES TO FINANCIAL STATEMENTS.
April 30, 2022	J.P. Morgan Exchange-Traded Funds	179

JPMorgan Diversified Return International Equity ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF April 30, 2022 (Unaudited) (continued)
INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued
South Korea — continued
Woori Financial Group, Inc.	272,719	3,159,565
Yuhan Corp.	57,573	2,773,556
		54,947,014
Spain — 2.0%
Acciona SA	10,682	2,090,973
Enagas SA	102,902	2,225,019
Endesa SA	138,126	2,894,769
Iberdrola SA	289,637	3,328,161
Naturgy Energy Group SA	112,653	3,388,863
Red Electrica Corp. SA	55,059	1,108,572
		15,036,357
Sweden — 4.3%
Boliden AB (a)	67,444	2,924,451
Castellum AB (a)	121,052	2,397,235
Fastighets AB Balder, Class B *	24,660	1,222,329
Getinge AB, Class B	36,730	1,062,518
H & M Hennes & Mauritz AB, Class B (a)	163,785	2,061,903
Hexagon AB, Class B * (a)	231,925	2,992,512
Husqvarna AB, Class B (a)	60,387	577,246
Investor AB, Class B	169,783	3,267,118
Kinnevik AB, Class B * (a)	63,359	1,240,092
Sagax AB, Class B	38,522	984,023
Samhallsbyggnadsbolaget i Norden AB (a)	108,671	341,354
Securitas AB, Class B (a)	170,775	2,016,307
Skanska AB, Class B	128,959	2,463,399
Swedish Match AB	368,155	2,932,274
Tele2 AB, Class B (a)	156,013	2,067,842
Telia Co. AB	716,369	2,973,371
Trelleborg AB, Class B	70,219	1,540,154
		33,064,128
Switzerland — 2.0%
EMS-Chemie Holding AG (Registered)	406	362,203
Kuehne + Nagel International AG (Registered)	3,670	1,026,669
Logitech International SA (Registered)	26,916	1,751,656
Novartis AG (Registered)	30,104	2,660,270
Roche Holding AG	8,258	3,062,182
Sonova Holding AG (Registered)	8,731	3,148,627
Swiss Prime Site AG (Registered)	4,478	437,700
Swisscom AG (Registered)	5,199	3,074,173
		15,523,480
United Kingdom — 15.9%
3i Group plc	202,917	3,320,786
INVESTMENTS	SHARES	VALUE($)

United Kingdom — continued
abrdn plc	457,584	1,074,466
Admiral Group plc	86,643	2,727,286
Ashtead Group plc	42,977	2,222,223
Associated British Foods plc	106,814	2,137,428
AstraZeneca plc	29,209	3,897,685
Auto Trader Group plc (b)	364,794	2,879,013
AVEVA Group plc	52,521	1,411,558
Aviva plc	517,824	2,778,192
B&M European Value Retail SA	314,705	1,928,225
BAE Systems plc	97,650	901,960
Barratt Developments plc	61,084	373,715
Bellway plc	24,820	753,840
Berkeley Group Holdings plc *	31,745	1,609,995
BP plc	359,330	1,734,772
British American Tobacco plc	79,858	3,347,036
British Land Co. plc (The), REIT	250,948	1,616,460
BT Group plc	1,423,559	3,156,866
Centrica plc *	3,235,821	3,206,019
CK Hutchison Holdings Ltd.	106,042	744,195
ConvaTec Group plc (b)	918,102	2,428,646
Croda International plc	26,433	2,567,346
Dechra Pharmaceuticals plc	21,786	987,240
Deliveroo plc * (b)	412,589	570,224
Derwent London plc, REIT	55,534	2,107,068
Diageo plc	70,407	3,512,523
Direct Line Insurance Group plc	560,770	1,779,816
Halma plc	48,882	1,500,460
IMI plc	89,652	1,509,267
Imperial Brands plc	156,613	3,259,982
InterContinental Hotels Group plc	17,861	1,140,242
Intertek Group plc	19,584	1,220,376
J Sainsbury plc	724,464	2,113,809
Land Securities Group plc, REIT	235,058	2,204,508
Legal & General Group plc	980,006	3,054,773
M&G plc	347,035	921,359
National Grid plc	62,562	929,482
Next plc	29,379	2,200,508
Pearson plc	304,339	2,955,072
Pennon Group plc	134,565	1,869,949
Persimmon plc	43,992	1,145,740
Phoenix Group Holdings plc	183,337	1,388,668
Reckitt Benckiser Group plc	37,401	2,916,739
Rentokil Initial plc	109,509	752,138
Rightmove plc	218,064	1,676,279

SEE NOTES TO FINANCIAL STATEMENTS.
180	J.P. Morgan Exchange-Traded Funds	April 30, 2022

INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued
United Kingdom — continued
Sage Group plc (The)	267,359	2,453,445
Segro plc, REIT	190,153	3,183,560
Severn Trent plc	52,682	2,070,484
Smith & Nephew plc	70,732	1,146,464
Smiths Group plc	59,140	1,082,221
Spirax-Sarco Engineering plc	13,470	2,032,563
SSE plc	150,039	3,484,779
St James's Place plc	57,029	916,433
Tate & Lyle plc	292,480	2,842,790
Taylor Wimpey plc	229,669	361,213
Tesco plc	872,028	2,962,558
Unilever plc	24,758	1,149,120
Unilever plc	48,043	2,233,525
United Utilities Group plc	226,003	3,247,757
Vodafone Group plc	1,505,171	2,278,768
WPP plc	88,985	1,109,186
		121,088,800
United States — 1.3%
Avast plc (b)	304,119	2,156,817
Ferguson plc	21,545	2,702,803
GlaxoSmithKline plc	164,302	3,703,790
Schneider Electric SE	7,435	1,066,693
Sims Ltd.	43,645	631,059
		10,261,162
Total Common Stocks (Cost $785,633,889)		753,764,064
Short-Term Investments — 2.2%
Investment Companies — 0.0% ^
JPMorgan Prime Money Market Fund Class IM Shares, 0.42% (c) (d)(Cost $268,189)	268,109	268,189
Investment of Cash Collateral from Securities Loaned — 2.2%
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.37% (c) (d)	12,263,027	12,254,444
JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.37% (c) (d)	4,448,380	4,448,380
Total Investment of Cash Collateral from Securities Loaned (Cost $16,701,972)		16,702,824
Total Short-Term Investments (Cost $16,970,161)		16,971,013
INVESTMENTS	SHARES	VALUE($)
Total Investments — 101.3% (Cost $802,604,050)		770,735,077
Liabilities in Excess of Other Assets — (1.3)%		(9,664,536)
NET ASSETS — 100.0%		761,070,541
Percentages indicated are based on net assets.

Abbreviations
OYJ	Public Limited Company
REIT	Real Estate Investment Trust
SGPS	Holding company

^	Amount rounds to less than 0.1% of net assets.
‡	Value determined using significant unobservable inputs.
*	Non-income producing security.
(a)	The security or a portion of this security is on loan at April 30, 2022. The total value of securities on loan at April 30, 2022 is $13,303,812.
(b)	Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.
(c)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(d)	The rate shown is the current yield as of April 30, 2022.
SEE NOTES TO FINANCIAL STATEMENTS.
April 30, 2022	J.P. Morgan Exchange-Traded Funds	181

JPMorgan Diversified Return International Equity ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF April 30, 2022 (Unaudited) (continued)
Summary of Investments by Industry, April 30, 2022
The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:
INDUSTRY	PERCENT OF TOTAL INVESTMENTS
Pharmaceuticals	6.0%
Electric Utilities	5.5
Equity Real Estate Investment Trusts (REITs)	5.1
Diversified Telecommunication Services	4.9
Oil, Gas & Consumable Fuels	4.6
Metals & Mining	4.3
Food Products	4.1
Food & Staples Retailing	3.9
Chemicals	3.7
Insurance	3.2
Gas Utilities	2.8
Banks	2.6
Real Estate Management & Development	2.5
Beverages	2.5
Trading Companies & Distributors	2.1
Health Care Equipment & Supplies	2.1
Construction & Engineering	2.1
Tobacco	2.0
Wireless Telecommunication Services	1.9
Electronic Equipment, Instruments & Components	1.8
Household Durables	1.6
Capital Markets	1.6
Health Care Providers & Services	1.6
Diversified Financial Services	1.5
Multi-Utilities	1.5
Technology Hardware, Storage & Peripherals	1.4
Machinery	1.4
IT Services	1.4
Semiconductors & Semiconductor Equipment	1.3
Media	1.2
Specialty Retail	1.2
Software	1.2
Automobiles	1.1
Interactive Media & Services	1.1
Multiline Retail	1.1
Others (each less than 1.0%)	9.9
Short-Term Investments	2.2
SEE NOTES TO FINANCIAL STATEMENTS.
182	J.P. Morgan Exchange-Traded Funds	April 30, 2022

Futures contracts outstanding as of April 30, 2022:

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
MSCI EAFE E-Mini Index	62	06/17/2022	USD	6,185,120	(196,403)

Abbreviations
EAFE	Europe, Australasia, and Far East
MSCI	Morgan Stanley Capital International
USD	United States Dollar
SEE NOTES TO FINANCIAL STATEMENTS.
April 30, 2022	J.P. Morgan Exchange-Traded Funds	183

JPMorgan Diversified Return U.S. Equity ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF April 30, 2022 (Unaudited)
INVESTMENTS	SHARES	VALUE ($)
Common Stocks — 99.9%
Aerospace & Defense — 0.4%
L3Harris Technologies, Inc.	1,655	384,390
Lockheed Martin Corp.	3,718	1,606,622
		1,991,012
Automobiles & Parts — 0.6%
Ford Motor Co.	123,874	1,754,056
Gentex Corp.	61,258	1,797,922
		3,551,978
Banks — 1.9%
Bank of America Corp.	41,191	1,469,695
Bank of Hawaii Corp.	3,632	270,003
Citizens Financial Group, Inc.	9,476	373,354
Discover Financial Services	9,579	1,077,254
Fifth Third Bancorp	44,434	1,667,608
Huntington Bancshares, Inc.	114,740	1,508,831
KeyCorp	20,471	395,295
Popular, Inc. (Puerto Rico)	13,898	1,083,905
Regions Financial Corp.	24,551	508,697
Truist Financial Corp.	30,215	1,460,895
US Bancorp	14,180	688,581
		10,504,118
Beverages — 2.6%
Brown-Forman Corp., Class B	24,318	1,640,006
Coca-Cola Co. (The)	36,723	2,372,673
Constellation Brands, Inc., Class A	8,238	2,027,289
Keurig Dr Pepper, Inc.	58,366	2,182,888
Molson Coors Beverage Co., Class B	38,623	2,091,049
Monster Beverage Corp. *	21,436	1,836,637
PepsiCo, Inc.	13,867	2,381,103
		14,531,645
Chemicals — 4.8%
Ashland Global Holdings, Inc.	17,785	1,866,891
Celanese Corp.	13,242	1,945,779
CF Industries Holdings, Inc.	25,131	2,433,435
Chemours Co. (The)	60,847	2,012,210
Dow, Inc.	35,213	2,341,664
Eastman Chemical Co.	18,001	1,848,163
Element Solutions, Inc.	76,924	1,586,173
Huntsman Corp.	59,857	2,027,357
LyondellBasell Industries NV, Class A	20,095	2,130,673
Mosaic Co. (The)	38,337	2,392,996
NewMarket Corp.	1,748	567,418
INVESTMENTS	SHARES	VALUE ($)

Chemicals — continued
Olin Corp.	48,126	2,762,432
Westlake Corp.	20,494	2,593,516
		26,508,707
Construction & Materials — 1.7%
A O Smith Corp.	27,549	1,609,688
Carrier Global Corp.	9,075	347,300
Eagle Materials, Inc.	4,512	556,420
Fortune Brands Home & Security, Inc.	11,133	793,226
Louisiana-Pacific Corp.	14,703	948,638
Masco Corp.	27,132	1,429,585
Quanta Services, Inc.	20,576	2,386,405
Trane Technologies plc	9,551	1,336,089
		9,407,351
Consumer Services — 0.3%
eBay, Inc.	30,240	1,570,061
H&R Block, Inc.	12,301	320,687
		1,890,748
Electricity — 8.0%
AES Corp. (The)	407	8,311
Alliant Energy Corp.	28,334	1,666,323
American Electric Power Co., Inc.	19,792	1,961,585
Avangrid, Inc. (a)	32,867	1,457,651
Brookfield Renewable Corp.	1,500	53,850
CMS Energy Corp.	27,130	1,863,560
Consolidated Edison, Inc.	25,565	2,370,898
Constellation Energy Corp.	13,149	778,552
Dominion Energy, Inc.	24,996	2,040,673
DTE Energy Co.	17,897	2,345,223
Entergy Corp.	13,743	1,633,356
Evergy, Inc.	35,074	2,379,771
Eversource Energy	1,404	122,710
Exelon Corp.	51,876	2,426,759
FirstEnergy Corp.	53,599	2,321,373
Hawaiian Electric Industries, Inc.	27,673	1,137,637
IDACORP, Inc.	16,047	1,687,823
NextEra Energy, Inc.	26,256	1,864,701
NRG Energy, Inc.	61,225	2,197,977
OGE Energy Corp.	46,586	1,801,946
Pinnacle West Capital Corp.	22,095	1,573,164
PPL Corp.	80,239	2,271,566
Public Service Enterprise Group, Inc.	32,719	2,279,206
Southern Co. (The)	33,979	2,493,719

SEE NOTES TO FINANCIAL STATEMENTS.
184	J.P. Morgan Exchange-Traded Funds	April 30, 2022

INVESTMENTS	SHARES	VALUE ($)
Common Stocks — continued
Electricity — continued
Vistra Corp.	101,880	2,549,038
Xcel Energy, Inc.	17,169	1,257,801
		44,545,173
Electronic & Electrical Equipment — 0.9%
AMETEK, Inc.	8,688	1,096,947
Emerson Electric Co.	8,199	739,386
Hubbell, Inc.	5,063	989,108
IDEX Corp.	4,209	798,952
Rockwell Automation, Inc.	5,822	1,471,045
		5,095,438
Finance & Credit Services — 0.6%
Ally Financial, Inc.	45,615	1,822,775
FactSet Research Systems, Inc.	1,263	509,608
Moody's Corp.	974	308,252
OneMain Holdings, Inc.	13,245	608,343
		3,248,978
Food Producers — 7.2%
Archer-Daniels-Midland Co.	27,741	2,484,484
Bunge Ltd.	21,210	2,399,275
Campbell Soup Co. (a)	41,355	1,952,783
Conagra Brands, Inc.	55,882	1,951,958
Corteva, Inc.	44,597	2,572,801
Darling Ingredients, Inc. *	25,472	1,869,390
Flowers Foods, Inc.	64,959	1,722,713
General Mills, Inc.	31,949	2,259,753
Hain Celestial Group, Inc. (The) *	39,071	1,310,441
Herbalife Nutrition Ltd. *	25,175	669,152
Hershey Co. (The)	10,792	2,436,510
Hormel Foods Corp.	34,317	1,797,868
Ingredion, Inc.	19,346	1,646,538
J M Smucker Co. (The)	17,177	2,352,047
Kellogg Co.	26,954	1,846,349
Kraft Heinz Co. (The)	57,650	2,457,619
McCormick & Co., Inc. (Non-Voting)	16,457	1,655,080
Mondelez International, Inc., Class A	35,063	2,260,862
Pilgrim's Pride Corp. *	6,183	175,288
Post Holdings, Inc. *	25,157	1,871,429
Tyson Foods, Inc., Class A	24,587	2,290,525
		39,982,865
Gas, Water & Multi-utilities — 3.5%
Ameren Corp.	23,252	2,160,111
American Water Works Co., Inc.	11,843	1,824,770
INVESTMENTS	SHARES	VALUE ($)

Gas, Water & Multi-utilities — continued
CenterPoint Energy, Inc.	72,302	2,213,164
Duke Energy Corp.	21,826	2,404,352
Essential Utilities, Inc.	24,379	1,091,204
National Fuel Gas Co.	31,223	2,189,669
NiSource, Inc.	74,452	2,168,042
Sempra Energy	12,687	2,047,174
UGI Corp.	43,421	1,489,340
WEC Energy Group, Inc.	19,239	1,924,862
		19,512,688
General Industrials — 2.6%
Carlisle Cos., Inc.	2,490	645,806
Eaton Corp. plc	14,252	2,066,825
Honeywell International, Inc.	5,295	1,024,635
Illinois Tool Works, Inc.	8,165	1,609,403
ITT, Inc.	21,254	1,492,456
Packaging Corp. of America	8,545	1,377,198
Parker-Hannifin Corp.	3,778	1,023,158
PPG Industries, Inc.	13,166	1,685,116
RPM International, Inc.	22,240	1,843,696
Sherwin-Williams Co. (The)	6,588	1,811,437
Sonoco Products Co.	1,455	90,079
		14,669,809
Health Care Providers — 3.0%
Anthem, Inc.	4,815	2,416,793
Cerner Corp.	18,534	1,735,524
Chemed Corp.	1,725	847,648
Cigna Corp.	8,501	2,097,877
DaVita, Inc. *	15,004	1,625,983
HCA Healthcare, Inc.	8,661	1,858,217
Humana, Inc.	760	337,866
IQVIA Holdings, Inc. *	4,150	904,658
Molina Healthcare, Inc. *	2,719	852,270
UnitedHealth Group, Inc.	4,607	2,342,890
Universal Health Services, Inc., Class B	11,288	1,383,119
		16,402,845
Household Goods & Home Construction — 0.9%
Leggett & Platt, Inc.	17,839	635,604
Lennar Corp., Class A	20,835	1,593,669
NVR, Inc. *	178	778,965
PulteGroup, Inc.	1,337	55,833
Toll Brothers, Inc.	5,690	263,845
Whirlpool Corp.	9,178	1,665,991
		4,993,907
SEE NOTES TO FINANCIAL STATEMENTS.
April 30, 2022	J.P. Morgan Exchange-Traded Funds	185

JPMorgan Diversified Return U.S. Equity ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF April 30, 2022 (Unaudited) (continued)
INVESTMENTS	SHARES	VALUE ($)
Common Stocks — continued
Industrial Engineering — 0.5%
Caterpillar, Inc.	5,017	1,056,279
Cummins, Inc.	8,126	1,537,358
Otis Worldwide Corp.	4,663	339,653
		2,933,290
Industrial Materials — 0.7%
Avery Dennison Corp.	10,034	1,812,140
International Paper Co.	39,234	1,815,750
Sylvamo Corp. *	4,346	194,049
		3,821,939
Industrial Metals & Mining — 2.9%
Alcoa Corp.	6,030	408,834
Fastenal Co.	36,978	2,045,253
Freeport-McMoRan, Inc.	45,282	1,836,185
Nucor Corp.	16,541	2,560,216
Reliance Steel & Aluminum Co.	12,157	2,410,125
Southern Copper Corp. (Peru)	26,070	1,623,379
Steel Dynamics, Inc.	29,650	2,542,488
Timken Co. (The)	12,120	698,597
United States Steel Corp. (a)	73,015	2,226,227
		16,351,304
Industrial Support Services — 2.3%
Accenture plc, Class A	6,618	1,987,783
Booz Allen Hamilton Holding Corp.	13,609	1,110,903
Capital One Financial Corp.	15,991	1,992,798
MSC Industrial Direct Co., Inc., Class A	8,715	722,125
Robert Half International, Inc.	19,394	1,906,624
Synchrony Financial	53,403	1,965,764
Western Union Co. (The)	66,750	1,118,730
WW Grainger, Inc.	4,191	2,095,626
		12,900,353
Industrial Transportation — 0.8%
CSX Corp.	24,665	846,996
Norfolk Southern Corp.	4,420	1,139,830
PACCAR, Inc.	2,329	193,424
Ryder System, Inc.	6,376	445,682
Schneider National, Inc., Class B	9,207	217,561
Union Pacific Corp.	7,198	1,686,419
		4,529,912
Investment Banking & Brokerage Services — 1.7%
Ameriprise Financial, Inc.	3,339	886,471
BlackRock, Inc.	1,535	958,884
Broadridge Financial Solutions, Inc.	1,246	179,586
INVESTMENTS	SHARES	VALUE ($)

Investment Banking & Brokerage Services — continued
Jefferies Financial Group, Inc.	26,344	810,342
Morgan Stanley	23,327	1,879,923
Nasdaq, Inc.	3,844	604,930
Raymond James Financial, Inc.	7,281	709,606
State Street Corp.	25,192	1,687,108
Virtu Financial, Inc., Class A	55,687	1,608,241
		9,325,091
Leisure Goods — 1.0%
Activision Blizzard, Inc.	16,961	1,282,252
Electronic Arts, Inc.	7,022	828,947
Garmin Ltd.	13,248	1,453,835
Harley-Davidson, Inc.	5,239	190,962
Pool Corp.	1,617	655,241
Take-Two Interactive Software, Inc. *	7,503	896,683
		5,307,920
Life Insurance — 0.6%
Aflac, Inc.	22,872	1,310,108
Globe Life, Inc.	5,396	529,240
MetLife, Inc.	8,855	581,596
Principal Financial Group, Inc.	8,479	577,759
Prudential Financial, Inc.	4,569	495,782
		3,494,485
Media — 0.5%
Interpublic Group of Cos., Inc. (The)	53,903	1,758,316
Nexstar Media Group, Inc., Class A	6,770	1,072,503
		2,830,819
Medical Equipment & Services — 4.5%
Abbott Laboratories	18,151	2,060,138
Becton Dickinson and Co.	5,431	1,342,489
Bio-Rad Laboratories, Inc., Class A *	3,031	1,552,054
Bio-Techne Corp.	4,865	1,847,192
Danaher Corp.	7,641	1,918,884
Embecta Corp. *	1,086	33,047
IDEXX Laboratories, Inc. *	3,643	1,568,239
Laboratory Corp. of America Holdings *	7,752	1,862,651
Medtronic plc	17,544	1,830,892
PerkinElmer, Inc.	11,972	1,755,215
Quest Diagnostics, Inc.	12,997	1,739,518
Quidel Corp. *	9,215	927,213
STERIS plc	7,469	1,673,429
Stryker Corp.	5,022	1,211,608

SEE NOTES TO FINANCIAL STATEMENTS.
186	J.P. Morgan Exchange-Traded Funds	April 30, 2022

INVESTMENTS	SHARES	VALUE ($)
Common Stocks — continued
Medical Equipment & Services — continued
Thermo Fisher Scientific, Inc.	3,734	2,064,603
West Pharmaceutical Services, Inc.	5,294	1,667,928
		25,055,100
Mortgage Real Estate Investment Trusts — 0.3%
Starwood Property Trust, Inc.	64,520	1,476,218
Non-life Insurance — 2.6%
Allstate Corp. (The)	6,296	796,696
Aon plc, Class A	6,854	1,973,883
Assurant, Inc.	6,206	1,128,747
Chubb Ltd.	5,911	1,220,326
Fidelity National Financial, Inc.	32,405	1,290,367
Hanover Insurance Group, Inc. (The)	3,268	479,808
Hartford Financial Services Group, Inc. (The)	27,471	1,921,047
Marsh & McLennan Cos., Inc.	10,331	1,670,523
Old Republic International Corp.	15,489	340,913
Progressive Corp. (The)	21,399	2,297,396
W R Berkley Corp.	19,628	1,305,066
		14,424,772
Non-Renewable Energy — 4.9%
Antero Midstream Corp.	172,903	1,775,714
Baker Hughes Co.	64,174	1,990,677
Chevron Corp.	8,991	1,408,620
Continental Resources, Inc. (a)	22,795	1,266,718
Coterra Energy, Inc.	87,933	2,531,591
Devon Energy Corp.	38,536	2,241,639
DT Midstream, Inc.	7,367	395,976
EOG Resources, Inc.	19,529	2,280,206
Halliburton Co.	67,184	2,393,094
HF Sinclair Corp. *	12,679	482,056
Marathon Oil Corp.	96,341	2,400,818
Pioneer Natural Resources Co.	9,517	2,212,417
Targa Resources Corp.	33,017	2,423,778
Texas Pacific Land Corp.	653	892,390
Williams Cos., Inc. (The)	68,661	2,354,386
		27,050,080
Personal Care, Drug & Grocery Stores — 4.9%
Albertsons Cos., Inc., Class A	53,623	1,677,327
AmerisourceBergen Corp.	14,785	2,236,823
Casey's General Stores, Inc.	8,935	1,798,615
Church & Dwight Co., Inc.	18,551	1,809,836
Clorox Co. (The)	11,758	1,686,920
Colgate-Palmolive Co.	22,513	1,734,627
CVS Health Corp.	21,574	2,073,909
INVESTMENTS	SHARES	VALUE ($)

Personal Care, Drug & Grocery Stores — continued
Kimberly-Clark Corp.	13,183	1,830,196
Kroger Co. (The)	38,975	2,103,091
McKesson Corp.	8,141	2,520,535
Olaplex Holdings, Inc. * (a)	21,647	318,211
Procter & Gamble Co. (The)	14,815	2,378,548
Spectrum Brands Holdings, Inc.	19,273	1,639,554
Sysco Corp. (a)	18,542	1,584,970
Walgreens Boots Alliance, Inc.	47,554	2,016,290
		27,409,452
Personal Goods — 0.7%
Carter's, Inc.	2,943	247,918
Estee Lauder Cos., Inc. (The), Class A	7,229	1,908,890
NIKE, Inc., Class B	14,538	1,812,889
		3,969,697
Pharmaceuticals, Biotechnology & Marijuana Producers — 4.0%
AbbVie, Inc.	15,236	2,237,864
Amgen, Inc.	8,375	1,952,966
Bristol-Myers Squibb Co.	29,692	2,234,917
Eli Lilly & Co.	8,725	2,548,834
Gilead Sciences, Inc.	27,515	1,632,740
Johnson & Johnson	13,556	2,446,316
Moderna, Inc. *	8,208	1,103,237
Pfizer, Inc.	42,208	2,071,146
Regeneron Pharmaceuticals, Inc. *	2,744	1,808,598
United Therapeutics Corp. *	10,528	1,869,352
Vertex Pharmaceuticals, Inc. *	2,469	674,580
Zoetis, Inc.	10,223	1,812,027
		22,392,577
Precious Metals & Mining — 0.4%
Newmont Corp.	28,378	2,067,337
Royal Gold, Inc.	130	16,963
		2,084,300
Real Estate Investment & Services — 0.7%
CBRE Group, Inc., Class A *	21,719	1,803,546
Jones Lang LaSalle, Inc. *	10,164	2,223,171
		4,026,717
Real Estate Investment Trusts — 7.6%
Alexandria Real Estate Equities, Inc.	5,107	930,291
American Homes 4 Rent, Class A	17,815	705,652
American Tower Corp.	5,036	1,213,777
Brixmor Property Group, Inc.	30,146	765,105
Camden Property Trust	1,599	250,867
SEE NOTES TO FINANCIAL STATEMENTS.
April 30, 2022	J.P. Morgan Exchange-Traded Funds	187

JPMorgan Diversified Return U.S. Equity ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF April 30, 2022 (Unaudited) (continued)
INVESTMENTS	SHARES	VALUE ($)
Common Stocks — continued
Real Estate Investment Trusts — continued
Crown Castle International Corp.	9,883	1,830,430
CubeSmart	18,791	892,760
Digital Realty Trust, Inc.	11,725	1,713,257
Duke Realty Corp.	21,624	1,183,914
Extra Space Storage, Inc.	10,668	2,026,920
First Industrial Realty Trust, Inc.	10,951	635,158
Gaming and Leisure Properties, Inc.	26,697	1,184,813
Healthpeak Properties, Inc.	47,063	1,544,137
Iron Mountain, Inc.	44,067	2,367,720
Kimco Realty Corp.	76,785	1,944,964
Lamar Advertising Co., Class A	15,799	1,744,368
Life Storage, Inc.	12,206	1,617,173
Medical Properties Trust, Inc.	80,705	1,484,165
Mid-America Apartment Communities, Inc.	7,450	1,465,266
Omega Healthcare Investors, Inc. (a)	20,872	531,819
Prologis, Inc.	14,700	2,356,263
Public Storage	6,017	2,235,316
Simon Property Group, Inc.	15,452	1,823,336
Spirit Realty Capital, Inc. (a)	18,738	814,166
Ventas, Inc.	27,604	1,533,402
VICI Properties, Inc.	66,342	1,977,655
Welltower, Inc.	22,076	2,004,722
Weyerhaeuser Co.	44,991	1,854,529
WP Carey, Inc.	18,766	1,515,730
		42,147,675
Renewable Energy — 0.2%
Enphase Energy, Inc. *	4,791	773,267
First Solar, Inc. *	1,857	135,617
		908,884
Retailers — 2.9%
Best Buy Co., Inc.	16,728	1,504,349
Dick's Sporting Goods, Inc. (a)	17,467	1,684,168
Foot Locker, Inc.	27,161	796,089
Kohl's Corp.	30,495	1,765,051
Lowe's Cos., Inc.	9,416	1,861,826
O'Reilly Automotive, Inc. *	2,526	1,532,145
Penske Automotive Group, Inc.	8,622	903,758
Qurate Retail, Inc., Series A	94,815	399,171
Target Corp.	8,371	1,914,029
Tractor Supply Co.	9,393	1,892,220
Williams-Sonoma, Inc. (a)	12,285	1,602,947
		15,855,753
INVESTMENTS	SHARES	VALUE ($)

Software & Computer Services — 4.0%
Alphabet, Inc., Class A *	863	1,969,530
Cadence Design Systems, Inc. *	12,862	1,940,233
Cognizant Technology Solutions Corp., Class A	16,142	1,305,888
Dolby Laboratories, Inc., Class A	5,213	403,851
Gartner, Inc. *	4,019	1,167,720
Hewlett Packard Enterprise Co.	103,646	1,597,185
InterActiveCorp. *	7,790	645,635
International Business Machines Corp.	13,442	1,777,167
Intuit, Inc.	3,738	1,565,287
Kyndryl Holdings, Inc. *	1,838	21,854
Leidos Holdings, Inc.	362	37,471
Meta Platforms, Inc., Class A *	8,247	1,653,276
Microsoft Corp.	7,915	2,196,571
NortonLifeLock, Inc.	58,305	1,459,957
Oracle Corp.	24,279	1,782,079
Roper Technologies, Inc.	2,865	1,346,321
SS&C Technologies Holdings, Inc.	15,656	1,012,317
Vimeo, Inc. *	12,854	130,982
		22,013,324
Technology Hardware & Equipment — 4.7%
Amphenol Corp., Class A	21,485	1,536,178
Analog Devices, Inc.	13,280	2,050,166
Apple, Inc.	14,062	2,216,874
Applied Materials, Inc.	17,047	1,881,136
Broadcom, Inc.	3,851	2,134,956
Cirrus Logic, Inc. *	535	40,553
Concentrix Corp.	2,888	454,802
HP, Inc.	46,531	1,704,431
Intel Corp.	31,477	1,372,082
KLA Corp.	6,055	1,933,119
Lam Research Corp.	3,751	1,747,066
NetApp, Inc.	21,183	1,551,655
NVIDIA Corp.	8,649	1,604,130
Skyworks Solutions, Inc.	11,526	1,305,896
TD SYNNEX Corp.	8,195	820,238
Teradyne, Inc.	16,271	1,715,940
Texas Instruments, Inc.	11,558	1,967,749
Xerox Holdings Corp.	16,571	288,335
		26,325,306
Telecommunications Equipment — 2.5%
Arista Networks, Inc. *	19,349	2,236,164
Ciena Corp. *	34,415	1,898,676
Cisco Systems, Inc.	40,156	1,966,841

SEE NOTES TO FINANCIAL STATEMENTS.
188	J.P. Morgan Exchange-Traded Funds	April 30, 2022

INVESTMENTS	SHARES	VALUE ($)
Common Stocks — continued
Telecommunications Equipment — continued
Juniper Networks, Inc.	66,447	2,094,410
Lumentum Holdings, Inc. *	24,315	1,974,621
Motorola Solutions, Inc.	9,283	1,983,684
Ubiquiti, Inc. (a)	5,437	1,534,593
Viasat, Inc. *	7,441	273,903
		13,962,892
Telecommunications Service Providers — 2.9%
Altice USA, Inc., Class A *	152,307	1,413,409
AT&T, Inc.	74,663	1,408,144
Cable One, Inc.	750	874,650
Charter Communications, Inc., Class A *	3,097	1,327,034
Comcast Corp., Class A	43,880	1,744,669
DISH Network Corp., Class A *	59,106	1,685,112
Liberty Broadband Corp., Class C *	12,528	1,400,881
Lumen Technologies, Inc.	214,891	2,161,803
T-Mobile US, Inc. *	15,654	1,927,634
Verizon Communications, Inc.	41,178	1,906,541
		15,849,877
Tobacco — 0.8%
Altria Group, Inc.	42,952	2,386,843
Philip Morris International, Inc.	23,033	2,303,300
		4,690,143
Travel & Leisure — 0.1%
Travel + Leisure Co.	9,639	534,772
Waste & Disposal Services — 1.2%
Clean Harbors, Inc. *	13,305	1,396,094
Republic Services, Inc.	17,668	2,372,282
Stericycle, Inc. *	9,279	465,713
Waste Management, Inc.	14,553	2,393,095
		6,627,184
Total Common Stocks (Cost $473,370,734)		555,137,098
INVESTMENTS	SHARES	VALUE ($)
Short-Term Investments — 2.3%
Investment Companies — 0.2%
JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.37% (b) (c)(Cost $1,137,701)	1,137,701	1,137,701
Investment of Cash Collateral from Securities Loaned — 2.1%
JPMorgan Securities Lending Money Market Fund Class Agency SL Shares, 0.37% (b) (c)	9,706,181	9,699,387
JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.37% (b) (c)	1,933,516	1,933,516
Total Investment of Cash Collateral from Securities Loaned (Cost $11,632,413)		11,632,903
Total Short-Term Investments (Cost $12,770,114)		12,770,604
Total Investments — 102.2% (Cost $486,140,848)		567,907,702
Liabilities in Excess of Other Assets — (2.2)%		(12,117,837)
NET ASSETS — 100.0%		555,789,865
Percentages indicated are based on net assets.

*	Non-income producing security.
(a)	The security or a portion of this security is on loan at April 30, 2022. The total value of securities on loan at April 30, 2022 is $10,915,468.
(b)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of April 30, 2022.
SEE NOTES TO FINANCIAL STATEMENTS.
April 30, 2022	J.P. Morgan Exchange-Traded Funds	189

JPMorgan Diversified Return U.S. Equity ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF April 30, 2022 (Unaudited) (continued)
Futures contracts outstanding as of April 30, 2022:

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
S&P 500 E-Mini Index	2	06/17/2022	USD	413,075	(6,194)

Abbreviations
USD	United States Dollar
SEE NOTES TO FINANCIAL STATEMENTS.
190	J.P. Morgan Exchange-Traded Funds	April 30, 2022

JPMorgan Diversified Return U.S. Mid Cap Equity ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF April 30, 2022 (Unaudited)
INVESTMENTS	SHARES	VALUE ($)
Common Stocks — 99.8%
Aerospace & Defense — 0.1%
Textron, Inc.	4,256	294,728
Automobiles & Parts — 0.6%
BorgWarner, Inc.	9,929	365,685
Gentex Corp.	28,536	837,532
LKQ Corp.	3,038	150,776
		1,353,993
Banks — 2.2%
Bank of Hawaii Corp.	2,397	178,193
Citizens Financial Group, Inc.	6,544	257,834
Comerica, Inc.	3,073	251,679
Discover Financial Services	5,620	632,025
Fifth Third Bancorp	11,253	422,325
First Horizon Corp.	10,191	228,074
First Republic Bank	921	137,432
FNB Corp.	12,638	145,590
Huntington Bancshares, Inc.	60,064	789,841
KeyCorp	14,130	272,850
M&T Bank Corp.	3,837	639,398
Popular, Inc. (Puerto Rico)	8,720	680,073
Prosperity Bancshares, Inc.	2,217	144,947
Regions Financial Corp.	17,817	369,168
Zions Bancorp NA	4,462	252,148
		5,401,577
Beverages — 0.7%
Brown-Forman Corp., Class B	10,884	734,017
Molson Coors Beverage Co., Class B	17,435	943,931
		1,677,948
Chemicals — 5.7%
Ashland Global Holdings, Inc.	10,624	1,115,201
Celanese Corp.	6,459	949,085
CF Industries Holdings, Inc.	11,134	1,078,105
Chemours Co. (The)	40,177	1,328,653
Eastman Chemical Co.	8,832	906,781
Element Solutions, Inc.	46,101	950,603
FMC Corp.	6,272	831,291
Huntsman Corp.	26,763	906,463
LyondellBasell Industries NV, Class A	10,437	1,106,635
Mosaic Co. (The)	16,986	1,060,266
NewMarket Corp.	810	262,934
Olin Corp.	21,289	1,221,989
Univar Solutions, Inc. *	12,536	365,048
INVESTMENTS	SHARES	VALUE ($)

Chemicals — continued
Valvoline, Inc.	31,024	937,856
Westlake Corp.	9,058	1,146,290
		14,167,200
Construction & Materials — 2.4%
A O Smith Corp.	11,623	679,132
Eagle Materials, Inc.	1,968	242,694
Fortune Brands Home & Security, Inc.	9,349	666,116
Lennox International, Inc.	1,580	336,840
Louisiana-Pacific Corp.	10,167	655,975
Masco Corp.	12,483	657,729
Owens Corning	8,764	796,910
Quanta Services, Inc.	9,018	1,045,908
Trane Technologies plc	5,394	754,567
		5,835,871
Consumer Services — 0.6%
Frontdoor, Inc. *	8,887	274,697
H&R Block, Inc.	10,584	275,925
IAA, Inc. *	7,450	273,043
Service Corp. International	8,099	531,375
		1,355,040
Electricity — 6.5%
Alliant Energy Corp.	13,302	782,291
Avangrid, Inc. (a)	15,312	679,087
Brookfield Renewable Corp.	796	28,576
CMS Energy Corp.	15,129	1,039,211
Consolidated Edison, Inc.	11,352	1,052,784
DTE Energy Co.	7,949	1,041,637
Edison International	11,378	782,693
Entergy Corp.	7,103	844,191
Evergy, Inc.	15,772	1,070,130
Eversource Energy	3,194	279,156
FirstEnergy Corp.	23,702	1,026,534
Hawaiian Electric Industries, Inc.	16,818	691,388
IDACORP, Inc.	8,149	857,112
NRG Energy, Inc.	27,017	969,910
OGE Energy Corp.	23,544	910,682
Pinnacle West Capital Corp.	11,177	795,802
PPL Corp.	35,945	1,017,603
Public Service Enterprise Group, Inc.	15,054	1,048,662
Vistra Corp.	45,485	1,138,035
		16,055,484

SEE NOTES TO FINANCIAL STATEMENTS.
April 30, 2022	J.P. Morgan Exchange-Traded Funds	191

JPMorgan Diversified Return U.S. Mid Cap Equity ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF April 30, 2022 (Unaudited) (continued)
INVESTMENTS	SHARES	VALUE ($)
Common Stocks — continued
Electronic & Electrical Equipment — 2.1%
AMETEK, Inc.	6,870	867,406
Crane Co. (a)	2,627	252,796
Hubbell, Inc.	3,631	709,352
IDEX Corp.	4,110	780,160
Keysight Technologies, Inc. *	5,450	764,472
nVent Electric plc	6,958	235,041
Pentair plc	4,893	248,320
Regal Rexnord Corp.	4,141	526,901
Rockwell Automation, Inc.	2,849	719,857
		5,104,305
Finance & Credit Services — 0.6%
Ally Financial, Inc.	9,469	378,381
Morningstar, Inc.	1,879	475,819
OneMain Holdings, Inc.	15,053	691,385
		1,545,585
Food Producers — 6.5%
Archer-Daniels-Midland Co.	12,306	1,102,125
Bunge Ltd.	9,374	1,060,387
Campbell Soup Co. (a)	18,850	890,097
Conagra Brands, Inc.	25,277	882,925
Corteva, Inc.	19,775	1,140,820
Darling Ingredients, Inc. *	13,393	982,912
Flowers Foods, Inc.	37,634	998,054
Hain Celestial Group, Inc. (The) *	22,587	757,568
Herbalife Nutrition Ltd. *	15,827	420,682
Hershey Co. (The)	4,781	1,079,406
Hormel Foods Corp. (a)	16,794	879,838
Ingredion, Inc.	11,433	973,063
J M Smucker Co. (The)	7,589	1,039,162
Kellogg Co.	12,449	852,756
McCormick & Co., Inc. (Non-Voting)	8,105	815,120
Pilgrim's Pride Corp. *	8,029	227,622
Post Holdings, Inc. *	12,400	922,436
Tyson Foods, Inc., Class A	10,873	1,012,929
		16,037,902
Gas, Water & Multi-utilities — 3.0%
Ameren Corp.	11,006	1,022,457
American Water Works Co., Inc.	5,453	840,198
CenterPoint Energy, Inc.	33,999	1,040,709
Essential Utilities, Inc.	15,577	697,227
National Fuel Gas Co.	15,512	1,087,857
NiSource, Inc.	33,257	968,444
INVESTMENTS	SHARES	VALUE ($)

Gas, Water & Multi-utilities — continued
UGI Corp.	25,365	870,019
WEC Energy Group, Inc.	9,351	935,568
		7,462,479
General Industrials — 2.0%
AptarGroup, Inc.	1,519	174,427
Carlisle Cos., Inc.	948	245,873
ITT, Inc.	3,261	228,987
Packaging Corp. of America	5,145	829,220
Parker-Hannifin Corp.	2,454	664,592
PPG Industries, Inc.	6,299	806,209
RPM International, Inc.	10,321	855,611
Silgan Holdings, Inc.	8,869	393,518
Sonoco Products Co.	7,497	464,139
Westrock Co.	4,555	225,609
		4,888,185
Health Care Providers — 3.2%
Acadia Healthcare Co., Inc. *	9,131	619,812
Amedisys, Inc. *	3,175	405,289
Cerner Corp.	10,985	1,028,636
Chemed Corp.	1,586	779,345
DaVita, Inc. *	7,728	837,483
Encompass Health Corp.	9,518	655,124
IQVIA Holdings, Inc. *	4,071	887,437
Molina Healthcare, Inc. *	3,139	983,920
Premier, Inc., Class A	8,706	315,244
Universal Health Services, Inc., Class B	5,362	657,006
Veeva Systems, Inc., Class A *	4,513	821,140
		7,990,436
Household Goods & Home Construction — 1.1%
Leggett & Platt, Inc.	9,391	334,601
Lennar Corp., Class A	9,407	719,542
NVR, Inc. *	25	109,405
Toll Brothers, Inc.	15,104	700,373
Whirlpool Corp. (a)	4,318	783,803
		2,647,724
Industrial Engineering — 1.6%
Cummins, Inc.	4,078	771,517
Graco, Inc.	12,416	770,040
Lincoln Electric Holdings, Inc.	4,005	539,593
Nordson Corp.	616	132,865

SEE NOTES TO FINANCIAL STATEMENTS.
192	J.P. Morgan Exchange-Traded Funds	April 30, 2022

INVESTMENTS	SHARES	VALUE ($)
Common Stocks — continued
Industrial Engineering — continued
Snap-on, Inc.	4,065	863,772
Toro Co. (The)	9,798	785,114
		3,862,901
Industrial Materials — 0.9%
Avery Dennison Corp.	4,959	895,595
International Paper Co.	17,828	825,080
Sylvamo Corp. *	11,777	525,843
		2,246,518
Industrial Metals & Mining — 3.0%
Alcoa Corp.	11,202	759,496
Cleveland-Cliffs, Inc. *	39,102	996,710
Fastenal Co.	16,582	917,150
Nucor Corp.	7,339	1,135,930
Reliance Steel & Aluminum Co.	5,375	1,065,594
Steel Dynamics, Inc.	13,123	1,125,297
Timken Co. (The)	8,849	510,056
United States Steel Corp. (a)	32,291	984,553
		7,494,786
Industrial Support Services — 1.7%
ADT, Inc. (a)	10,069	68,973
Booz Allen Hamilton Holding Corp.	2,589	211,340
FTI Consulting, Inc. *	1,603	252,809
MSC Industrial Direct Co., Inc., Class A	6,386	529,144
Paychex, Inc.	5,454	691,185
Robert Half International, Inc.	5,992	589,074
Synchrony Financial	20,452	752,838
Western Union Co. (The)	8,939	149,818
WW Grainger, Inc.	1,846	923,055
		4,168,236
Industrial Transportation — 1.2%
Allison Transmission Holdings, Inc.	6,348	237,669
Expeditors International of Washington, Inc.	5,514	546,272
Landstar System, Inc.	4,816	745,999
Old Dominion Freight Line, Inc.	2,909	814,869
PACCAR, Inc.	2,690	223,405
Ryder System, Inc.	4,358	304,624
Schneider National, Inc., Class B	6,329	149,554
		3,022,392
Investment Banking & Brokerage Services — 2.5%
Ameriprise Financial, Inc.	2,484	659,477
Broadridge Financial Solutions, Inc.	1,139	164,164
Invesco Ltd.	40,742	748,838
INVESTMENTS	SHARES	VALUE ($)

Investment Banking & Brokerage Services — continued
Jefferies Financial Group, Inc.	29,270	900,345
LPL Financial Holdings, Inc.	4,088	768,013
Nasdaq, Inc.	3,051	480,136
Raymond James Financial, Inc.	5,269	513,517
State Street Corp.	12,149	813,619
T. Rowe Price Group, Inc.	3,560	438,022
Virtu Financial, Inc., Class A	23,807	687,546
		6,173,677
Leisure Goods — 1.0%
Garmin Ltd.	6,071	666,231
Harley-Davidson, Inc.	1,566	57,081
Polaris, Inc. (a)	3,505	332,765
Pool Corp.	1,877	760,598
Take-Two Interactive Software, Inc. *	5,274	630,296
		2,446,971
Life Insurance — 0.2%
Lincoln National Corp.	3,077	185,081
Principal Financial Group, Inc.	5,856	399,028
		584,109
Media — 0.9%
Interpublic Group of Cos., Inc. (The)	29,626	966,400
Liberty Media Corp.-Liberty SiriusXM, Class A * (a)	8,977	375,508
Nexstar Media Group, Inc., Class A	4,154	658,076
Warner Bros Discovery, Inc. *	17,885	324,613
		2,324,597
Medical Equipment & Services — 6.4%
Agilent Technologies, Inc.	5,973	712,400
Bio-Rad Laboratories, Inc., Class A *	1,445	739,927
Bio-Techne Corp.	2,222	843,671
Bruker Corp.	11,957	687,408
Cooper Cos., Inc. (The)	1,567	565,750
DENTSPLY SIRONA, Inc.	14,731	589,093
Envista Holdings Corp. *	21,857	865,974
Globus Medical, Inc., Class A *	9,470	627,103
Henry Schein, Inc. *	8,757	710,193
Hologic, Inc. *	13,401	964,738
ICU Medical, Inc. *	2,977	637,048
IDEXX Laboratories, Inc. *	1,678	722,345
Integra LifeSciences Holdings Corp. *	6,765	413,747
Laboratory Corp. of America Holdings *	3,514	844,344
Masimo Corp. *	3,047	344,220
PerkinElmer, Inc.	5,761	844,620
SEE NOTES TO FINANCIAL STATEMENTS.
April 30, 2022	J.P. Morgan Exchange-Traded Funds	193

JPMorgan Diversified Return U.S. Mid Cap Equity ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF April 30, 2022 (Unaudited) (continued)
INVESTMENTS	SHARES	VALUE ($)
Common Stocks — continued
Medical Equipment & Services — continued
QIAGEN NV *	15,459	701,375
Quest Diagnostics, Inc.	7,077	947,186
Quidel Corp. *	4,109	413,447
ResMed, Inc.	3,620	723,891
STERIS plc	4,144	928,463
Teleflex, Inc.	553	157,948
West Pharmaceutical Services, Inc.	2,427	764,651
		15,749,542
Mortgage Real Estate Investment Trusts — 0.6%
Annaly Capital Management, Inc.	31,928	204,978
New Residential Investment Corp.	43,448	451,859
Starwood Property Trust, Inc.	35,585	814,185
		1,471,022
Non-life Insurance — 3.0%
American Financial Group, Inc.	4,751	657,919
Arch Capital Group Ltd. *	2,022	92,345
Arthur J Gallagher & Co.	6,281	1,058,286
Assurant, Inc.	3,497	636,034
Assured Guaranty Ltd.	4,908	270,676
Axis Capital Holdings Ltd.	3,356	192,400
Brown & Brown, Inc.	14,080	872,678
CNA Financial Corp.	112	5,313
Everest Re Group Ltd.	1,310	359,870
Fidelity National Financial, Inc.	7,344	292,438
First American Financial Corp.	4,233	246,826
Hanover Insurance Group, Inc. (The)	1,761	258,550
Hartford Financial Services Group, Inc. (The)	13,880	970,629
Mercury General Corp.	1,490	75,141
Old Republic International Corp.	37,612	827,840
Reinsurance Group of America, Inc.	2,416	259,285
W R Berkley Corp.	3,172	210,906
		7,287,136
Non-Renewable Energy — 5.3%
Antero Midstream Corp.	99,319	1,020,006
Baker Hughes Co.	29,591	917,913
Continental Resources, Inc. (a)	16,653	925,407
Coterra Energy, Inc.	38,915	1,120,363
Devon Energy Corp.	17,094	994,358
Diamondback Energy, Inc.	7,376	931,072
DT Midstream, Inc.	3,534	189,953
Halliburton Co.	29,802	1,061,547
HF Sinclair Corp. *	14,836	564,065
Marathon Oil Corp.	42,663	1,063,162
INVESTMENTS	SHARES	VALUE ($)

Non-Renewable Energy — continued
Marathon Petroleum Corp.	6,549	571,466
Pioneer Natural Resources Co.	4,228	982,883
Targa Resources Corp.	14,606	1,072,226
Texas Pacific Land Corp.	438	598,571
Williams Cos., Inc. (The)	30,427	1,043,342
		13,056,334
Personal Care, Drug & Grocery Stores — 3.5%
Albertsons Cos., Inc., Class A	27,945	874,120
AmerisourceBergen Corp.	6,898	1,043,598
Casey's General Stores, Inc.	4,035	812,246
Church & Dwight Co., Inc.	10,033	978,819
Clorox Co. (The)	5,267	755,656
Grocery Outlet Holding Corp. *	17,346	584,040
Kroger Co. (The)	17,283	932,591
McKesson Corp.	3,614	1,118,931
Olaplex Holdings, Inc. * (a)	14,966	220,000
Reynolds Consumer Products, Inc.	11,192	331,171
Spectrum Brands Holdings, Inc.	10,966	932,878
		8,584,050
Personal Goods — 0.4%
Carter's, Inc.	1,985	167,217
Tapestry, Inc.	21,810	717,985
		885,202
Pharmaceuticals, Biotechnology & Marijuana Producers — 2.1%
Cardinal Health, Inc.	14,111	819,144
Charles River Laboratories International, Inc. *	2,581	623,337
Horizon Therapeutics plc *	9,440	930,406
Jazz Pharmaceuticals plc *	4,184	670,361
Maravai LifeSciences Holdings, Inc., Class A *	15,188	466,727
Royalty Pharma plc	10,377	441,853
Syneos Health, Inc. *	5,729	418,733
United Therapeutics Corp. *	4,781	848,914
		5,219,475
Precious Metals & Mining — 0.1%
Royal Gold, Inc.	2,221	289,796
Real Estate Investment & Services — 0.8%
CBRE Group, Inc., Class A *	11,338	941,508
Jones Lang LaSalle, Inc. *	4,544	993,909
		1,935,417
Real Estate Investment Trusts — 8.6%
Alexandria Real Estate Equities, Inc.	2,383	434,087
American Campus Communities, Inc.	1,613	104,313

SEE NOTES TO FINANCIAL STATEMENTS.
194	J.P. Morgan Exchange-Traded Funds	April 30, 2022

INVESTMENTS	SHARES	VALUE ($)
Common Stocks — continued
Real Estate Investment Trusts — continued
American Homes 4 Rent, Class A	12,286	486,648
Brixmor Property Group, Inc.	31,613	802,338
Camden Property Trust	4,422	693,768
CubeSmart	16,720	794,367
Duke Realty Corp.	16,840	921,990
Extra Space Storage, Inc.	5,021	953,990
First Industrial Realty Trust, Inc.	7,579	439,582
Gaming and Leisure Properties, Inc.	15,754	699,162
Healthpeak Properties, Inc.	23,526	771,888
Highwoods Properties, Inc.	7,793	318,266
Iron Mountain, Inc.	19,474	1,046,338
Kimco Realty Corp.	42,784	1,083,719
Lamar Advertising Co., Class A	9,232	1,019,305
Life Storage, Inc.	7,158	948,363
Medical Properties Trust, Inc.	38,140	701,395
Mid-America Apartment Communities, Inc.	4,744	933,050
National Retail Properties, Inc.	3,588	157,298
Omega Healthcare Investors, Inc.	18,621	474,463
Rayonier, Inc.	12,564	542,765
Regency Centers Corp.	6,433	442,783
Rexford Industrial Realty, Inc.	7,272	567,507
Simon Property Group, Inc.	7,078	835,204
SL Green Realty Corp. (a)	6,226	430,964
Spirit Realty Capital, Inc.	9,966	433,023
Ventas, Inc.	13,868	770,367
VICI Properties, Inc.	26,590	792,648
Welltower, Inc.	11,116	1,009,444
Weyerhaeuser Co.	22,461	925,842
WP Carey, Inc.	8,841	714,088
		21,248,965
Renewable Energy — 0.5%
Enphase Energy, Inc. *	5,065	817,491
First Solar, Inc. *	4,883	356,605
		1,174,096
Retailers — 2.7%
AutoNation, Inc. *	8,454	979,903
Bath & Body Works, Inc.	2,801	148,145
Best Buy Co., Inc.	8,038	722,857
Dick's Sporting Goods, Inc. (a)	7,936	765,189
Foot Locker, Inc.	13,650	400,082
Gap, Inc. (The)	6,627	82,307
Kohl's Corp.	14,496	839,029
O'Reilly Automotive, Inc. *	598	362,717
INVESTMENTS	SHARES	VALUE ($)

Retailers — continued
Penske Automotive Group, Inc.	7,759	813,298
Tractor Supply Co.	4,200	846,090
Williams-Sonoma, Inc. (a)	5,470	713,726
		6,673,343
Software & Computer Services — 5.1%
Akamai Technologies, Inc. *	3,421	384,110
Amdocs Ltd.	11,880	946,717
ANSYS, Inc. *	2,824	778,549
CACI International, Inc., Class A *	1,477	391,848
Cadence Design Systems, Inc. *	5,785	872,667
Citrix Systems, Inc.	5,757	576,276
Dolby Laboratories, Inc., Class A	7,973	617,668
EPAM Systems, Inc. *	1,819	482,017
Fortinet, Inc. *	3,036	877,434
Gartner, Inc. *	2,827	821,385
Hewlett Packard Enterprise Co.	46,451	715,810
InterActiveCorp. *	3,621	300,108
Leidos Holdings, Inc.	7,075	732,333
Manhattan Associates, Inc. *	6,867	896,487
NortonLifeLock, Inc.	26,108	653,744
Paycom Software, Inc. *	409	115,121
SS&C Technologies Holdings, Inc.	13,407	866,897
Synopsys, Inc. *	3,086	885,034
Tyler Technologies, Inc. *	1,728	682,059
Vimeo, Inc. *	5,967	60,804
		12,657,068
Technology Hardware & Equipment — 4.9%
Amphenol Corp., Class A	12,942	925,353
CDW Corp.	5,333	870,239
Cirrus Logic, Inc. *	7,431	563,270
Concentrix Corp.	3,638	572,912
Corning, Inc.	19,657	691,730
Entegris, Inc.	7,879	877,642
HP, Inc.	17,715	648,900
Jabil, Inc.	13,892	801,985
Marvell Technology, Inc.	13,637	792,037
Microchip Technology, Inc.	7,679	500,671
Monolithic Power Systems, Inc.	2,121	831,941
National Instruments Corp.	1,911	69,064
NetApp, Inc.	9,488	694,996
ON Semiconductor Corp. *	13,145	684,986
Qorvo, Inc. *	5,828	663,110
Skyworks Solutions, Inc.	5,454	617,938
SEE NOTES TO FINANCIAL STATEMENTS.
April 30, 2022	J.P. Morgan Exchange-Traded Funds	195

JPMorgan Diversified Return U.S. Mid Cap Equity ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF April 30, 2022 (Unaudited) (continued)
INVESTMENTS	SHARES	VALUE ($)
Common Stocks — continued
Technology Hardware & Equipment — continued
TD SYNNEX Corp.	5,912	591,732
Teradyne, Inc.	7,301	769,963
		12,168,469
Telecommunications Equipment — 2.4%
Arista Networks, Inc. *	8,644	998,987
Ciena Corp. *	15,391	849,121
CommScope Holding Co., Inc. *	4,262	25,700
Juniper Networks, Inc.	29,719	936,743
Lumentum Holdings, Inc. *	10,869	882,671
Motorola Solutions, Inc.	4,546	971,435
Ubiquiti, Inc. (a)	3,422	965,859
Viasat, Inc. *	6,250	230,063
		5,860,579
Telecommunications Service Providers — 1.5%
Altice USA, Inc., Class A *	68,208	632,970
Cable One, Inc.	524	611,089
DISH Network Corp., Class A *	33,638	959,019
Liberty Broadband Corp., Class C *	5,613	627,646
Lumen Technologies, Inc.	96,081	966,575
		3,797,299
Travel & Leisure — 0.6%
Choice Hotels International, Inc.	2,196	308,450
Copa Holdings SA, Class A (Panama) * (a)	5,189	391,095
Travel + Leisure Co.	4,294	238,231
Wendy's Co. (The)	1,150	22,724
Yum China Holdings, Inc. (China)	12,685	530,233
		1,490,733
Waste & Disposal Services — 1.0%
Clean Harbors, Inc. *	10,008	1,050,139
Republic Services, Inc.	7,798	1,047,037
Stericycle, Inc. *	9,350	469,277
		2,566,453
Total Common Stocks (Cost $215,083,918)		246,257,623
INVESTMENTS	SHARES	VALUE ($)
Short-Term Investments — 3.3%
Investment Companies — 0.1%
JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.37% (b) (c)(Cost $250,728)	250,728	250,728
Investment of Cash Collateral from Securities Loaned — 3.2%
JPMorgan Securities Lending Money Market Fund Class Agency SL Shares, 0.37% (b) (c)	5,951,580	5,947,413
JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.37% (b) (c)	1,816,951	1,816,951
Total Investment of Cash Collateral from Securities Loaned (Cost $7,764,543)		7,764,364
Total Short-Term Investments (Cost $8,015,271)		8,015,092
Total Investments — 103.1% (Cost $223,099,189)		254,272,715
Liabilities in Excess of Other Assets — (3.1)%		(7,628,358)
NET ASSETS — 100.0%		246,644,357
Percentages indicated are based on net assets.

*	Non-income producing security.
(a)	The security or a portion of this security is on loan at April 30, 2022. The total value of securities on loan at April 30, 2022 is $7,354,015.
(b)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of April 30, 2022.

SEE NOTES TO FINANCIAL STATEMENTS.
196	J.P. Morgan Exchange-Traded Funds	April 30, 2022

Futures contracts outstanding as of April 30, 2022:

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
S&P Midcap 400 E-Mini Index	1	06/17/2022	USD	249,440	(6,692)

Abbreviations
USD	United States Dollar
SEE NOTES TO FINANCIAL STATEMENTS.
April 30, 2022	J.P. Morgan Exchange-Traded Funds	197

JPMorgan Diversified Return U.S. Small Cap Equity ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF April 30, 2022 (Unaudited)
INVESTMENTS	SHARES	VALUE ($)
Common Stocks — 99.8%
Aerospace & Defense — 0.1%
Moog, Inc., Class A	1,111	88,736
National Presto Industries, Inc.	1,380	98,159
		186,895
Automobiles & Parts — 0.5%
Dorman Products, Inc. *	3,942	389,154
Gentherm, Inc. *	9,155	617,230
		1,006,384
Banks — 4.6%
1st Source Corp.	1,428	61,790
Ameris Bancorp	8,744	364,625
Atlantic Union Bankshares Corp.	5,326	179,912
Axos Financial, Inc. *	5,639	213,605
BancFirst Corp.	972	79,461
Bank of NT Butterfield & Son Ltd. (The) (Bermuda)	8,946	286,540
Banner Corp.	3,228	173,344
Brookline Bancorp, Inc.	7,737	111,877
Capital City Bank Group, Inc.	603	15,443
Cathay General Bancorp	9,027	361,892
Community Trust Bancorp, Inc.	2,184	86,945
First BanCorp (Puerto Rico)	15,191	206,749
First Busey Corp.	2,164	48,625
First Financial Bancorp	5,623	114,990
First Financial Bankshares, Inc.	11,344	453,533
First Financial Corp.	877	37,378
First Merchants Corp.	2,501	98,014
Flagstar Bancorp, Inc.	8,385	295,990
Fulton Financial Corp.	11,423	173,287
Hancock Whitney Corp.	5,207	243,531
Hilltop Holdings, Inc.	18,816	479,620
Home BancShares, Inc.	802	17,339
Hope Bancorp, Inc.	27,193	388,860
Independent Bank Group, Inc.	3,773	255,809
Lakeland Financial Corp.	1,907	138,868
NBT Bancorp, Inc.	2,461	86,627
OceanFirst Financial Corp.	10,538	197,377
OFG Bancorp (Puerto Rico)	6,745	179,282
Old National Bancorp	36,808	558,019
Renasant Corp.	6,761	201,410
Republic Bancorp, Inc., Class A	1,695	70,648
Sandy Spring Bancorp, Inc.	2,154	84,588
Simmons First National Corp., Class A	12,723	303,698
TrustCo Bank Corp.	2,178	67,845
Trustmark Corp.	11,002	306,736
INVESTMENTS	SHARES	VALUE ($)

Banks — continued
UMB Financial Corp.	5,297	477,683
United Bankshares, Inc.	15,933	529,932
United Community Banks, Inc.	7,772	234,248
Valley National Bancorp	47,057	563,743
Washington Federal, Inc.	6,776	206,194
WesBanco, Inc.	6,444	207,755
		9,163,812
Beverages — 1.4%
Celsius Holdings, Inc. * (a)	10,335	537,420
Coca-Cola Consolidated, Inc.	1,414	624,281
Duckhorn Portfolio, Inc. (The) *	13,052	253,470
MGP Ingredients, Inc. (a)	5,334	487,154
National Beverage Corp.	10,585	466,587
Primo Water Corp.	29,684	434,574
		2,803,486
Chemicals — 3.6%
AdvanSix, Inc.	10,211	454,798
American Vanguard Corp.	9,446	202,144
Avient Corp.	12,718	626,234
Balchem Corp.	4,252	523,846
Cabot Corp.	8,130	535,361
GCP Applied Technologies, Inc. *	11,371	356,708
Ingevity Corp. *	9,696	580,790
Innospec, Inc.	5,547	528,685
Livent Corp. * (a)	18,783	401,205
Orion Engineered Carbons SA (Germany)	22,741	343,389
Quaker Chemical Corp.	1,179	191,835
Rayonier Advanced Materials, Inc. *	40,611	208,335
Sensient Technologies Corp.	7,334	620,457
Stepan Co.	4,260	434,989
Trinseo plc	13,763	653,054
Tronox Holdings plc, Class A	33,096	569,251
		7,231,081
Construction & Materials — 1.9%
Comfort Systems USA, Inc.	6,341	535,307
EMCOR Group, Inc.	4,331	461,165
Exponent, Inc.	3,651	349,802
GMS, Inc. *	5,616	269,287
Great Lakes Dredge & Dock Corp. *	3,532	48,777
Griffon Corp.	4,150	77,647
Installed Building Products, Inc.	2,597	208,981
JELD-WEN Holding, Inc. *	6,299	130,956
Masonite International Corp. *	2,657	205,971

SEE NOTES TO FINANCIAL STATEMENTS.
198	J.P. Morgan Exchange-Traded Funds	April 30, 2022

INVESTMENTS	SHARES	VALUE ($)
Common Stocks — continued
Construction & Materials — continued
Mueller Water Products, Inc., Class A	16,495	198,435
Patrick Industries, Inc.	3,120	194,220
Quanex Building Products Corp.	4,970	95,524
Simpson Manufacturing Co., Inc.	4,617	478,644
Tetra Tech, Inc.	3,787	527,453
		3,782,169
Consumer Services — 0.4%
Carriage Services, Inc.	1,699	72,870
Laureate Education, Inc., Class A	37,566	425,623
Perdoceo Education Corp. *	12,044	134,652
Rent-A-Center, Inc.	10,890	262,667
		895,812
Electricity — 1.6%
ALLETE, Inc.	7,202	427,367
Clearway Energy, Inc., Class C	18,024	550,273
MGE Energy, Inc.	4,539	353,452
NorthWestern Corp.	10,156	575,744
PNM Resources, Inc.	13,870	647,174
Portland General Electric Co.	12,141	574,633
Via Renewables, Inc.	17,339	123,800
		3,252,443
Electronic & Electrical Equipment — 1.3%
Atkore, Inc. *	6,305	605,910
AZZ, Inc.	4,241	193,559
Badger Meter, Inc.	5,224	421,525
Brady Corp., Class A	4,546	203,433
Encore Wire Corp.	5,654	637,828
Watts Water Technologies, Inc., Class A	3,495	445,473
		2,507,728
Finance & Credit Services — 1.5%
Encore Capital Group, Inc. *	1,218	70,413
Enova International, Inc. *	7,528	281,547
Mr. Cooper Group, Inc. *	13,174	592,435
Navient Corp.	39,253	623,730
PennyMac Financial Services, Inc.	9,101	441,945
Radian Group, Inc.	24,162	516,825
Walker & Dunlop, Inc.	3,204	383,711
		2,910,606
Food Producers — 3.7%
Andersons, Inc. (The)	8,896	446,846
B&G Foods, Inc. (a)	15,707	422,990
BellRing Brands, Inc. *	16,735	358,631
INVESTMENTS	SHARES	VALUE ($)

Food Producers — continued
Cal-Maine Foods, Inc.	9,521	511,563
Fresh Del Monte Produce, Inc.	14,974	390,073
Hostess Brands, Inc. *	29,312	665,089
J & J Snack Foods Corp.	3,235	484,280
John B Sanfilippo & Son, Inc.	3,684	286,026
Lancaster Colony Corp.	3,137	486,800
Medifast, Inc.	2,298	409,871
Nature's Sunshine Products, Inc. *	4,613	76,391
Sanderson Farms, Inc.	3,603	682,300
Simply Good Foods Co. (The) *	16,750	697,637
Tattooed Chef, Inc. * (a)	8,132	64,975
Tootsie Roll Industries, Inc. (a)	13,275	465,023
TreeHouse Foods, Inc. *	12,852	404,838
USANA Health Sciences, Inc. *	5,471	419,407
Utz Brands, Inc. (a)	17,036	240,548
		7,513,288
Gas, Water & Multi-utilities — 3.4%
American States Water Co.	6,412	504,368
Avista Corp.	11,826	479,781
Black Hills Corp.	8,428	617,267
Brookfield Infrastructure Corp., Class A (Canada)	8,124	576,154
California Water Service Group	7,900	409,773
Chesapeake Utilities Corp.	3,301	413,186
Evoqua Water Technologies Corp. *	14,918	621,931
Middlesex Water Co.	4,039	359,269
New Jersey Resources Corp.	12,491	539,112
Northwest Natural Holding Co.	8,104	387,614
ONE Gas, Inc.	1,819	153,469
SJW Group	3,120	184,080
South Jersey Industries, Inc. (a)	17,388	594,496
Southwest Gas Holdings, Inc. (a)	8,202	722,678
Spire, Inc.	4,567	332,249
		6,895,427
General Industrials — 1.2%
Apogee Enterprises, Inc.	4,784	210,496
Barnes Group, Inc.	2,155	72,365
CSW Industrials, Inc.	1,574	166,073
Greif, Inc., Class A	6,257	379,675
HB Fuller Co.	9,227	615,441
Kronos Worldwide, Inc.	16,279	247,766
Myers Industries, Inc.	4,338	95,132
Otter Tail Corp.	7,923	459,217
SEE NOTES TO FINANCIAL STATEMENTS.
April 30, 2022	J.P. Morgan Exchange-Traded Funds	199

JPMorgan Diversified Return U.S. Small Cap Equity ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF April 30, 2022 (Unaudited) (continued)
INVESTMENTS	SHARES	VALUE ($)
Common Stocks — continued
General Industrials — continued
Standex International Corp.	1,597	150,182
TriMas Corp.	1,670	49,332
		2,445,679
Health Care Providers — 3.2%
Addus HomeCare Corp. *	2,647	223,089
Apollo Medical Holdings, Inc. * (a)	10,295	375,562
Brookdale Senior Living, Inc. *	5,069	31,326
Community Health Systems, Inc. *	29,318	224,869
Computer Programs and Systems, Inc. *	3,949	126,052
CorVel Corp. *	2,288	354,823
Ensign Group, Inc. (The)	7,646	614,203
Healthcare Services Group, Inc.	7,364	125,851
LHC Group, Inc. *	3,149	522,262
ModivCare, Inc. *	3,526	366,598
NextGen Healthcare, Inc. *	8,246	155,437
Omnicell, Inc. *	3,746	408,951
Option Care Health, Inc. *	17,997	537,750
Pennant Group, Inc. (The) *	6,856	112,370
RadNet, Inc. *	5,998	116,961
Select Medical Holdings Corp.	16,914	382,425
Surgery Partners, Inc. *	11,654	596,219
Tenet Healthcare Corp. *	6,868	497,999
Tivity Health, Inc. *	13,153	422,606
US Physical Therapy, Inc.	1,606	166,655
		6,362,008
Household Goods & Home Construction — 1.6%
Beazer Homes USA, Inc. *	4,172	62,914
Central Garden & Pet Co., Class A *	6,854	283,619
CompX International, Inc.	1,658	35,199
Ethan Allen Interiors, Inc. (a)	17,886	424,614
Hamilton Beach Brands Holding Co., Class A	2,906	27,200
HNI Corp.	9,119	325,001
Interface, Inc.	23,272	295,322
La-Z-Boy, Inc.	15,047	395,435
LGI Homes, Inc. *	1,004	94,085
M/I Homes, Inc. *	6,166	273,030
MDC Holdings, Inc.	3,624	133,762
MillerKnoll, Inc.	9,911	314,476
Sleep Number Corp. * (a)	1,115	45,224
Steelcase, Inc., Class A	15,749	184,736
Taylor Morrison Home Corp. *	5,948	155,778
Tri Pointe Homes, Inc. *	6,507	134,500
		3,184,895
INVESTMENTS	SHARES	VALUE ($)

Industrial Engineering — 1.3%
Albany International Corp., Class A	2,591	202,668
Astec Industries, Inc.	7,252	283,553
Columbus McKinnon Corp.	7,431	263,429
EnPro Industries, Inc.	3,180	296,408
Franklin Electric Co., Inc.	5,937	415,234
Hillenbrand, Inc.	10,913	445,469
John Bean Technologies Corp.	2,104	248,040
Tennant Co.	1,720	111,078
Titan Machinery, Inc. *	2,807	66,189
Zurn Water Solutions Corp.	9,124	284,851
		2,616,919
Industrial Materials — 1.9%
Boise Cascade Co.	8,390	634,116
Clearwater Paper Corp. *	10,083	333,848
Glatfelter Corp.	12,391	136,301
Koppers Holdings, Inc.	11,084	268,898
Materion Corp.	6,978	594,177
Meta Materials, Inc. * (a)	124,356	149,227
Minerals Technologies, Inc.	8,101	515,305
Neenah, Inc.	6,932	245,393
Schweitzer-Mauduit International, Inc.	12,306	309,619
Tredegar Corp.	8,147	93,283
UFP Industries, Inc.	7,766	600,855
		3,881,022
Industrial Metals & Mining — 4.0%
Arconic Corp. *	872	21,939
Carpenter Technology Corp.	16,913	645,738
Century Aluminum Co. *	22,049	371,967
Commercial Metals Co.	16,443	674,163
Compass Minerals International, Inc.	8,530	504,379
Constellium SE *	25,014	417,484
Energy Fuels, Inc. * (a)	46,863	351,941
GrafTech International Ltd.	50,045	454,409
Haynes International, Inc.	6,386	249,565
Kaiser Aluminum Corp.	4,862	469,183
Mueller Industries, Inc.	11,743	635,883
Olympic Steel, Inc.	4,078	139,998
RBC Bearings, Inc. *	3,264	549,494
Schnitzer Steel Industries, Inc., Class A	12,224	557,781
TimkenSteel Corp. *	15,871	328,054
Uranium Energy Corp. * (a)	87,993	373,970

SEE NOTES TO FINANCIAL STATEMENTS.
200	J.P. Morgan Exchange-Traded Funds	April 30, 2022

INVESTMENTS	SHARES	VALUE ($)
Common Stocks — continued
Industrial Metals & Mining — continued
US Silica Holdings, Inc. *	45,747	849,979
Worthington Industries, Inc.	9,240	439,547
		8,035,474
Industrial Support Services — 2.8%
ABM Industries, Inc.	6,522	314,817
Applied Industrial Technologies, Inc.	6,493	679,752
ASGN, Inc. *	4,581	519,715
CoreCivic, Inc., REIT *	28,742	357,263
CRA International, Inc.	2,499	205,843
Deluxe Corp.	3,398	92,018
DXP Enterprises, Inc. *	926	21,881
EVERTEC, Inc. (Puerto Rico)	6,312	248,693
ExlService Holdings, Inc. *	3,070	417,981
Forrester Research, Inc. *	2,469	137,499
Heidrick & Struggles International, Inc.	3,389	108,312
Insperity, Inc.	2,698	286,123
Korn Ferry	3,807	233,902
Lawson Products, Inc. *	1,166	44,296
Maximus, Inc.	7,431	541,571
Pitney Bowes, Inc.	28,219	148,714
Resources Connection, Inc.	3,802	65,356
TriNet Group, Inc. *	4,532	401,988
TrueBlue, Inc. *	2,495	63,797
TTEC Holdings, Inc.	5,115	377,538
UniFirst Corp.	1,885	324,786
		5,591,845
Industrial Transportation — 2.5%
ArcBest Corp.	4,550	328,328
Atlas Air Worldwide Holdings, Inc. *	7,883	543,454
Costamare, Inc. (Monaco)	12,469	167,209
DHT Holdings, Inc.	96,644	543,139
Federal Signal Corp.	5,506	187,369
Forward Air Corp.	3,461	335,613
Frontline Ltd. (Norway) * (a)	35,757	297,856
GATX Corp.	2,820	291,560
Genco Shipping & Trading Ltd.	11,651	256,672
Hub Group, Inc., Class A *	1,225	82,271
Matson, Inc.	6,069	522,055
McGrath RentCorp	2,654	221,503
Saia, Inc. *	2,370	488,125
Scorpio Tankers, Inc. (Monaco)	2,862	70,777
INVESTMENTS	SHARES	VALUE ($)

Industrial Transportation — continued
Triton International Ltd. (Bermuda)	10,076	615,543
Wabash National Corp.	4,366	62,478
		5,013,952
Investment Banking & Brokerage Services — 1.3%
Artisan Partners Asset Management, Inc., Class A	13,931	447,742
B Riley Financial, Inc.	2,218	100,165
Brightsphere Investment Group, Inc.	17,217	345,029
Cohen & Steers, Inc. (a)	4,352	338,107
Cowen, Inc., Class A	13,431	306,898
Federated Hermes, Inc.	13,369	380,749
Houlihan Lokey, Inc.	3,713	309,256
Moelis & Co., Class A	7,274	321,947
Virtus Investment Partners, Inc.	801	141,905
		2,691,798
Leisure Goods — 1.4%
Camping World Holdings, Inc., Class A (a)	16,167	415,169
Fox Factory Holding Corp. *	3,505	286,989
LCI Industries	2,489	242,229
Nautilus, Inc. *	26,419	79,521
Smith & Wesson Brands, Inc.	41,470	569,383
Sonos, Inc. * (a)	15,111	344,833
Sturm Ruger & Co., Inc.	9,314	634,749
Universal Electronics, Inc. *	4,569	134,786
		2,707,659
Life Insurance — 0.5%
American Equity Investment Life Holding Co.	9,926	374,409
CNO Financial Group, Inc.	27,237	657,501
National Western Life Group, Inc., Class A	190	37,764
		1,069,674
Media — 0.1%
Gray Television, Inc.	12,647	234,222
QuinStreet, Inc. *	2,599	24,717
		258,939
Medical Equipment & Services — 3.8%
Accuray, Inc. *	14,155	37,652
AdaptHealth Corp. *	15,284	193,495
Anika Therapeutics, Inc. *	1,690	36,386
AtriCure, Inc. *	7,127	370,105
Atrion Corp.	188	117,805
Avanos Medical, Inc. *	5,264	153,498
CONMED Corp.	4,571	607,760
SEE NOTES TO FINANCIAL STATEMENTS.
April 30, 2022	J.P. Morgan Exchange-Traded Funds	201

JPMorgan Diversified Return U.S. Small Cap Equity ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF April 30, 2022 (Unaudited) (continued)
INVESTMENTS	SHARES	VALUE ($)
Common Stocks — continued
Medical Equipment & Services — continued
Fulgent Genetics, Inc. *	8,248	452,650
Inogen, Inc. *	1,255	31,726
Integer Holdings Corp. *	5,556	417,645
Intersect ENT, Inc. *	2,385	65,277
Invacare Corp. * (a)	14,139	23,471
Lantheus Holdings, Inc. *	12,446	826,539
Meridian Bioscience, Inc. *	23,390	598,550
Merit Medical Systems, Inc. *	9,452	586,119
Natus Medical, Inc. *	8,905	296,269
Neogen Corp. *	13,573	358,327
NeoGenomics, Inc. *	16,802	158,779
OraSure Technologies, Inc. *	34,534	212,039
Orthofix Medical, Inc. *	3,183	98,673
Owens & Minor, Inc.	15,253	541,329
Patterson Cos., Inc.	19,346	595,276
STAAR Surgical Co. *	4,973	283,909
Surmodics, Inc. *	3,892	150,465
Varex Imaging Corp. *	15,346	304,618
Zynex, Inc. (a)	6,316	40,233
		7,558,595
Mortgage Real Estate Investment Trusts — 2.0%
Apollo Commercial Real Estate Finance, Inc.	20,507	246,904
Arbor Realty Trust, Inc.	19,898	340,256
Blackstone Mortgage Trust, Inc., Class A	13,497	405,450
Dynex Capital, Inc. (a)	6,756	109,650
Ellington Financial, Inc. (a)	31,027	502,327
Granite Point Mortgage Trust, Inc.	9,183	89,351
iStar, Inc. (a)	26,893	452,878
KKR Real Estate Finance Trust, Inc.	21,873	415,587
Ladder Capital Corp.	20,726	236,069
MFA Financial, Inc. (a)	34,557	492,437
New York Mortgage Trust, Inc.	88,394	284,629
PennyMac Mortgage Investment Trust	6,524	100,078
Redwood Trust, Inc.	28,193	273,472
TPG RE Finance Trust, Inc.	7,726	81,509
		4,030,597
Non-life Insurance — 1.0%
American National Group, Inc.	968	182,574
Employers Holdings, Inc.	5,396	212,279
Enstar Group Ltd. *	1,160	273,470
Essent Group Ltd.	4,352	176,386
Horace Mann Educators Corp.	4,068	162,110
Safety Insurance Group, Inc.	2,273	195,569
INVESTMENTS	SHARES	VALUE ($)

Non-life Insurance — continued
Selective Insurance Group, Inc.	4,344	357,772
Stewart Information Services Corp.	9,846	508,054
		2,068,214
Non-Renewable Energy — 7.0%
Antero Resources Corp. *	25,769	907,069
Archrock, Inc.	57,240	498,560
Berry Corp.	28,347	310,967
Brigham Minerals, Inc., Class A	9,020	223,516
Cactus, Inc., Class A	11,895	593,917
Centennial Resource Development, Inc., Class A *	75,649	585,523
ChampionX Corp.	13,555	286,010
Civitas Resources, Inc. (a)	10,849	635,968
CNX Resources Corp. *	36,676	753,692
CONSOL Energy, Inc. *	18,058	858,658
DMC Global, Inc. *	7,147	142,869
Dril-Quip, Inc. *	1,618	46,728
Helix Energy Solutions Group, Inc. *	51,207	210,461
Magnolia Oil & Gas Corp., Class A	27,389	636,520
Matador Resources Co.	12,228	596,971
Matrix Service Co. *	2,060	14,008
MRC Global, Inc. *	14,361	172,188
Nabors Industries Ltd. *	3,759	581,217
Newpark Resources, Inc. *	9,383	32,747
Northern Oil and Gas, Inc.	8,357	208,758
NOW, Inc. *	22,213	242,122
Oceaneering International, Inc. *	14,830	168,024
Ovintiv, Inc.	13,642	698,334
Patterson-UTI Energy, Inc.	43,107	708,679
PDC Energy, Inc.	9,289	647,815
ProPetro Holding Corp. *	46,756	661,130
Ranger Oil Corp. *	19,518	621,648
RPC, Inc. *	14,929	154,366
SM Energy Co.	16,384	582,123
Solaris Oilfield Infrastructure, Inc., Class A	30,642	344,722
SunCoke Energy, Inc.	46,977	390,849
Warrior Met Coal, Inc.	3,843	130,931
World Fuel Services Corp.	19,319	467,906
		14,114,996
Personal Care, Drug & Grocery Stores — 3.5%
ACCO Brands Corp.	36,637	268,549
Beauty Health Co. (The) *	22,991	301,182
Chefs' Warehouse, Inc. (The) * (a)	13,690	501,054
Edgewell Personal Care Co.	12,589	480,144

SEE NOTES TO FINANCIAL STATEMENTS.
202	J.P. Morgan Exchange-Traded Funds	April 30, 2022

INVESTMENTS	SHARES	VALUE ($)
Common Stocks — continued
Personal Care, Drug & Grocery Stores — continued
Energizer Holdings, Inc.	13,532	409,884
Ingles Markets, Inc., Class A	5,880	547,546
Nu Skin Enterprises, Inc., Class A	10,042	428,191
Performance Food Group Co. *	12,380	609,715
PetMed Express, Inc. (a)	16,728	366,343
PLBY Group, Inc. * (a)	28,991	256,280
Rite Aid Corp. * (a)	46,404	295,594
SpartanNash Co.	18,024	617,863
Sprouts Farmers Market, Inc. *	16,042	478,052
United Natural Foods, Inc. *	13,122	563,328
Veru, Inc. *	44,456	521,024
WD-40 Co. (a)	2,440	448,911
		7,093,660
Personal Goods — 0.8%
Movado Group, Inc.	5,140	184,886
Oxford Industries, Inc.	4,638	415,565
Signet Jewelers Ltd. (a)	8,398	589,539
Steven Madden Ltd.	8,746	359,111
Vera Bradley, Inc. *	7,309	44,950
		1,594,051
Pharmaceuticals, Biotechnology & Marijuana Producers — 3.4%
Amphastar Pharmaceuticals, Inc. *	6,105	216,544
ANI Pharmaceuticals, Inc. *	3,645	107,564
Arcus Biosciences, Inc. * (a)	6,796	164,531
Arrowhead Pharmaceuticals, Inc. *	10,307	423,721
Arvinas, Inc. *	5,907	324,708
Castle Biosciences, Inc. *	4,779	106,763
Catalyst Pharmaceuticals, Inc. *	35,606	271,318
Codexis, Inc. *	3,583	43,103
Collegium Pharmaceutical, Inc. *	13,512	217,543
Corcept Therapeutics, Inc. *	13,236	284,706
Eagle Pharmaceuticals, Inc. *	2,608	115,091
Emergent BioSolutions, Inc. *	5,129	166,077
Halozyme Therapeutics, Inc. *	10,370	413,763
Heska Corp. * (a)	1,319	144,879
Innoviva, Inc. * (a)	24,714	421,621
Kodiak Sciences, Inc. *	6,185	37,234
Ligand Pharmaceuticals, Inc. *	2,199	204,199
Medpace Holdings, Inc. *	3,340	446,124
Myriad Genetics, Inc. *	8,297	170,088
Pacific Biosciences of California, Inc. * (a)	28,353	179,758
Pacira BioSciences, Inc. *	8,004	596,858
PDL BioPharma, Inc. ‡ *	22,361	55,232
INVESTMENTS	SHARES	VALUE ($)

Pharmaceuticals, Biotechnology & Marijuana Producers — continued
Prestige Consumer Healthcare, Inc. *	9,519	520,309
Prothena Corp. plc (Ireland) *	13,300	387,828
Supernus Pharmaceuticals, Inc. *	14,130	394,227
Travere Therapeutics, Inc. * (a)	8,405	211,218
Vanda Pharmaceuticals, Inc. *	15,544	154,196
Xencor, Inc. *	5,144	128,497
		6,907,700
Precious Metals & Mining — 0.3%
Hecla Mining Co.	95,437	497,227
Real Estate Investment & Services — 1.1%
Cushman & Wakefield plc *	15,674	280,564
Douglas Elliman, Inc.	30,847	186,933
eXp World Holdings, Inc. (a)	17,171	229,920
Kennedy-Wilson Holdings, Inc.	14,993	338,092
Newmark Group, Inc., Class A	39,032	474,239
Realogy Holdings Corp. *	37,505	411,055
St. Joe Co. (The)	6,955	370,075
		2,290,878
Real Estate Investment Trusts — 9.1%
Agree Realty Corp.	7,922	538,062
American Assets Trust, Inc.	5,388	197,201
Apartment Investment and Management Co., Class A *	35,673	224,740
Ares Commercial Real Estate Corp.	8,818	132,887
Brandywine Realty Trust	20,064	234,147
Broadstone Net Lease, Inc.	29,605	612,528
CareTrust REIT, Inc.	21,154	342,906
Centerspace	3,015	278,164
Community Healthcare Trust, Inc.	3,570	131,447
DiamondRock Hospitality Co. *	9,931	105,467
DigitalBridge Group, Inc. *	73,979	514,894
Easterly Government Properties, Inc.	8,838	168,364
EastGroup Properties, Inc.	3,330	624,375
Essential Properties Realty Trust, Inc.	20,543	493,032
Four Corners Property Trust, Inc.	16,751	459,983
GEO Group, Inc. (The) * (a)	81,159	529,968
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	9,783	391,222
Healthcare Realty Trust, Inc. (a)	17,389	470,894
Independence Realty Trust, Inc.	24,638	671,632
Industrial Logistics Properties Trust	6,772	109,436
Innovative Industrial Properties, Inc.	2,763	399,502
Kite Realty Group Trust	28,887	644,180
SEE NOTES TO FINANCIAL STATEMENTS.
April 30, 2022	J.P. Morgan Exchange-Traded Funds	203

JPMorgan Diversified Return U.S. Small Cap Equity ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF April 30, 2022 (Unaudited) (continued)
INVESTMENTS	SHARES	VALUE ($)
Common Stocks — continued
Real Estate Investment Trusts — continued
LTC Properties, Inc.	10,286	339,438
LXP Industrial Trust	41,156	516,508
Macerich Co. (The) (a)	30,727	385,624
National Health Investors, Inc.	6,846	352,774
National Storage Affiliates Trust	10,282	581,961
NexPoint Residential Trust, Inc.	1,600	142,656
Office Properties Income Trust	8,412	181,868
Pebblebrook Hotel Trust	23,520	574,358
Physicians Realty Trust	28,945	496,117
Piedmont Office Realty Trust, Inc., Class A	26,512	426,843
PotlatchDeltic Corp.	11,806	653,934
PS Business Parks, Inc.	3,856	721,843
Retail Opportunity Investments Corp.	25,539	475,792
RPT Realty	19,136	254,318
Sabra Health Care REIT, Inc.	30,128	351,895
SITE Centers Corp.	30,733	488,655
STAG Industrial, Inc.	16,161	603,129
Summit Hotel Properties, Inc. *	18,768	185,240
Tanger Factory Outlet Centers, Inc. (a)	33,187	535,306
Terreno Realty Corp.	9,214	670,319
Uniti Group, Inc.	33,531	415,449
Urban Edge Properties	20,674	386,397
Washington (a)	12,070	290,766
Xenia Hotels & Resorts, Inc. *	358	6,906
		18,313,127
Renewable Energy — 0.4%
Arcosa, Inc.	10,162	543,972
Green Plains, Inc. *	3,813	107,031
REX American Resources Corp. *	2,649	224,185
		875,188
Retailers — 3.4%
Abercrombie & Fitch Co., Class A *	22,664	783,721
America's Car-Mart, Inc. *	1,365	110,360
Asbury Automotive Group, Inc. *	890	163,502
Big 5 Sporting Goods Corp. (a)	25,959	375,627
Big Lots, Inc.	6,574	203,137
BJ's Wholesale Club Holdings, Inc. *	8,512	547,747
Buckle, Inc. (The)	15,915	494,320
Caleres, Inc.	1,855	42,535
Citi Trends, Inc. * (a)	5,490	153,555
Dillard's, Inc., Class A (a)	2,420	735,220
Genesco, Inc. *	5,612	348,112
Global Industrial Co.	1,113	34,347
INVESTMENTS	SHARES	VALUE ($)

Retailers — continued
Group 1 Automotive, Inc.	2,094	364,649
Haverty Furniture Cos., Inc. (a)	11,576	287,432
Hibbett, Inc.	4,966	214,432
LL Flooring Holdings, Inc. *	11,105	153,360
Macy's, Inc.	17,545	424,063
ODP Corp. (The) *	6,314	271,692
PriceSmart, Inc.	1,232	97,883
Shoe Carnival, Inc.	17,113	516,642
Sportsman's Warehouse Holdings, Inc. *	4,174	40,112
Zumiez, Inc. *	11,410	417,948
		6,780,396
Software & Computer Services — 4.1%
Agilysys, Inc. *	5,625	207,056
Alarm.com Holdings, Inc. *	2,069	126,375
Appfolio, Inc., Class A * (a)	1,597	165,864
Avid Technology, Inc. *	8,710	276,194
Blackline, Inc. *	1,679	112,577
Cerence, Inc. *	7,740	228,330
ChannelAdvisor Corp. *	19,053	276,459
Consensus Cloud Solutions, Inc. *	1,670	88,042
CoreCard Corp. *	1,566	35,689
CSG Systems International, Inc.	7,699	473,258
MicroStrategy, Inc., Class A * (a)	1,154	408,712
Mimecast Ltd. *	5,059	403,101
Mitek Systems, Inc. *	8,737	97,592
NetScout Systems, Inc. *	12,001	369,631
OneSpan, Inc. *	9,727	137,443
Perficient, Inc. *	5,334	530,253
Progress Software Corp.	10,500	503,790
Qualys, Inc. *	4,742	646,240
Sailpoint Technologies Holdings, Inc. *	3,704	236,426
Sapiens International Corp. NV (Israel) *	3,830	89,009
Shutterstock, Inc.	6,513	493,164
Simulations Plus, Inc. (a)	4,946	230,780
SPS Commerce, Inc. *	5,068	606,285
Verint Systems, Inc. *	8,112	442,591
VirnetX Holding Corp. * (a)	8,847	12,563
Workiva, Inc. *	5,738	553,774
Ziff Davis, Inc. *	5,568	491,989
		8,243,187
Technology Hardware & Equipment — 7.4%
Advanced Energy Industries, Inc.	5,710	436,929
Alpha & Omega Semiconductor Ltd. *	9,094	390,133

SEE NOTES TO FINANCIAL STATEMENTS.
204	J.P. Morgan Exchange-Traded Funds	April 30, 2022

INVESTMENTS	SHARES	VALUE ($)
Common Stocks — continued
Technology Hardware & Equipment — continued
Amkor Technology, Inc.	25,742	484,207
Axcelis Technologies, Inc. *	10,543	574,066
Benchmark Electronics, Inc.	7,303	173,519
CEVA, Inc. *	4,513	164,002
CMC Materials, Inc.	3,668	656,242
Cohu, Inc. *	11,281	299,623
CTS Corp.	5,027	177,805
Daktronics, Inc. *	7,070	23,685
Diodes, Inc. *	6,755	493,318
Fabrinet (Thailand) *	4,665	458,056
FormFactor, Inc. *	15,429	587,999
Ichor Holdings Ltd. *	9,876	287,490
Insight Enterprises, Inc. *	6,232	619,274
Kulicke & Soffa Industries, Inc. (Singapore) (a)	9,380	435,326
Lattice Semiconductor Corp. *	10,373	498,319
MaxLinear, Inc. *	11,134	532,985
Methode Electronics, Inc.	8,755	390,561
NeoPhotonics Corp. *	39,603	599,589
Novanta, Inc. *	3,245	417,631
Onto Innovation, Inc. *	8,024	570,827
PC Connection, Inc.	2,588	128,080
Photronics, Inc. *	21,904	328,341
Plexus Corp. *	4,555	369,593
Power Integrations, Inc.	7,063	565,040
Rambus, Inc. *	23,195	577,787
Rogers Corp. *	957	259,079
ScanSource, Inc. *	5,011	171,577
Semtech Corp. *	7,486	446,166
SiTime Corp. *	2,526	425,808
SMART Global Holdings, Inc. *	11,527	261,202
Super Micro Computer, Inc. *	1,791	75,401
Synaptics, Inc. *	2,597	385,499
TTM Technologies, Inc. *	20,909	291,681
Ultra Clean Holdings, Inc. *	14,371	447,944
Vishay Intertechnology, Inc.	20,469	381,337
Xperi Holding Corp.	23,540	367,224
		14,753,345
Telecommunications Equipment — 2.9%
ADTRAN, Inc.	23,666	411,552
Aviat Networks, Inc. *	7,603	227,330
Calix, Inc. *	11,394	454,734
Cambium Networks Corp. *	16,707	255,116
Clearfield, Inc. *	5,227	304,368
INVESTMENTS	SHARES	VALUE ($)

Telecommunications Equipment — continued
Comtech Telecommunications Corp.	11,385	154,836
EchoStar Corp., Class A *	23,472	548,071
Extreme Networks, Inc. *	55,029	528,278
Harmonic, Inc. *	49,402	410,037
Infinera Corp. * (a)	50,629	389,337
InterDigital, Inc.	7,916	450,025
NETGEAR, Inc. * (a)	12,284	266,563
Plantronics, Inc. *	17,976	716,523
Ribbon Communications, Inc. *	1,005	3,467
Telesat Corp. (Canada) * (a)	5,411	60,820
Viavi Solutions, Inc. *	40,825	585,430
		5,766,487
Telecommunications Service Providers — 2.6%
Anterix, Inc. *	2,517	130,481
Cogent Communications Holdings, Inc.	8,889	520,006
Consolidated Communications Holdings, Inc. *	65,524	389,868
Globalstar, Inc. * (a)	415,863	482,401
Gogo, Inc. * (a)	36,369	669,553
IDT Corp., Class B *	15,937	422,012
Iridium Communications, Inc. *	16,170	577,431
Liberty Latin America Ltd., Class C (Chile) *	42,730	394,825
Shenandoah Telecommunications Co.	19,040	384,608
Telephone and Data Systems, Inc. (a)	24,086	441,256
Vonage Holdings Corp. * (a)	31,430	627,343
WideOpenWest, Inc. *	10,279	206,094
		5,245,878
Tobacco — 0.8%
22nd Century Group, Inc. * (a)	107,736	205,776
Turning Point Brands, Inc.	11,557	362,774
Universal Corp.	7,620	440,817
Vector Group Ltd.	44,506	566,116
		1,575,483
Travel & Leisure — 0.1%
Biglari Holdings, Inc., Class B *	106	14,458
Chuy's Holdings, Inc. *	1,221	30,537
El Pollo Loco Holdings, Inc. *	2,838	30,225
Ruth's Hospitality Group, Inc.	2,357	49,426
		124,646
SEE NOTES TO FINANCIAL STATEMENTS.
April 30, 2022	J.P. Morgan Exchange-Traded Funds	205

JPMorgan Diversified Return U.S. Small Cap Equity ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF April 30, 2022 (Unaudited) (continued)
INVESTMENTS	SHARES	VALUE ($)
Common Stocks — continued
Waste & Disposal Services — 0.3%
Casella Waste Systems, Inc., Class A *	6,049	497,470
Total Common Stocks (Cost $198,558,611)		200,340,120
INVESTMENTS	NO. OF RIGHTS	VALUE ($)
Rights—0.0% ^
Pharmaceuticals, Biotechnology & Marijuana Producers — 0.0% ^
Achillion Pharmaceuticals, Inc., CVR ‡ *(Cost $—(b))	12,757	6,378
Investments	Shares	Value ($)
Short-Term Investments — 8.2%
Investment Companies — 0.1%
JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.37% (c) (d)(Cost $96,528)	96,528	96,528
Investment of Cash Collateral from Securities Loaned — 8.1%
JPMorgan Securities Lending Money Market Fund Class Agency SL Shares, 0.37% (c) (d)	13,345,264	13,335,922
JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.37% (c) (d)	2,980,846	2,980,846
Total Investment of Cash Collateral from Securities Loaned (Cost $16,318,337)		16,316,768
Total Short-Term Investments (Cost $16,414,865)		16,413,296
Total Investments — 108.0% (Cost $214,973,476)		216,759,794
Liabilities in Excess of Other Assets — (8.0)%		(16,121,816)
NET ASSETS — 100.0%		200,637,978
Percentages indicated are based on net assets.

Abbreviations
CVR	Contingent Value Rights
REIT	Real Estate Investment Trust

^	Amount rounds to less than 0.1% of net assets.
‡	Value determined using significant unobservable inputs.
*	Non-income producing security.
(a)	The security or a portion of this security is on loan at April 30, 2022. The total value of securities on loan at April 30, 2022 is $15,285,821.
(b)	Value is zero.
(c)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(d)	The rate shown is the current yield as of April 30, 2022.

SEE NOTES TO FINANCIAL STATEMENTS.
206	J.P. Morgan Exchange-Traded Funds	April 30, 2022

Futures contracts outstanding as of April 30, 2022:

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
Russell 2000 E-mini Index	2	06/17/2022	USD	186,190	(4,769)

Abbreviations
USD	United States Dollar
SEE NOTES TO FINANCIAL STATEMENTS.
April 30, 2022	J.P. Morgan Exchange-Traded Funds	207

JPMorgan International Growth ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF April 30, 2022 (Unaudited)
INVESTMENTS	SHARES	VALUE($)
Common Stocks — 97.3%
Australia — 1.0%
IDP Education Ltd.	30,556	566,857
Brazil — 1.1%
MercadoLibre, Inc. *	682	664,016
Canada — 3.3%
Canadian National Railway Co.	12,684	1,491,689
Shopify, Inc., Class A *	1,065	455,571
		1,947,260
China — 7.8%
Kingdee International Software Group Co. Ltd. *	264,000	538,717
NXP Semiconductors NV	2,790	476,811
Silergy Corp.	8,000	712,260
Tencent Holdings Ltd.	46,400	2,186,594
Wuxi Biologics Cayman, Inc. * (a)	94,500	697,487
		4,611,869
Denmark — 6.4%
Coloplast A/S, Class B	5,981	805,813
Genmab A/S *	2,271	798,578
Novo Nordisk A/S, Class B	19,140	2,186,291
		3,790,682
France — 6.4%
L'Oreal SA	4,568	1,661,884
LVMH Moet Hennessy Louis Vuitton SE	3,252	2,104,484
		3,766,368
Germany — 5.2%
adidas AG	4,968	1,001,843
Sartorius AG (Preference)	1,697	636,255
Symrise AG	8,650	1,029,301
Zalando SE * (a)	10,070	396,217
		3,063,616
Hong Kong — 5.8%
AIA Group Ltd.	165,400	1,624,850
Hong Kong Exchanges & Clearing Ltd.	26,200	1,111,377
Techtronic Industries Co. Ltd.	49,000	654,057
		3,390,284
India — 1.0%
HDFC Bank Ltd., ADR	10,743	593,121
Indonesia — 1.7%
Bank Central Asia Tbk. PT	1,744,700	978,553
Japan — 11.1%
Daikin Industries Ltd.	5,400	825,215
INVESTMENTS	SHARES	VALUE($)

Japan — continued
Hoya Corp.	9,700	962,649
Keyence Corp.	3,400	1,366,814
Kyowa Kirin Co. Ltd.	29,000	611,226
Shin-Etsu Chemical Co. Ltd.	5,700	783,377
Sony Group Corp.	16,300	1,406,708
Sysmex Corp.	8,700	570,699
		6,526,688
Netherlands — 6.7%
Adyen NV * (a)	529	887,288
Argenx SE *	2,390	688,580
ASML Holding NV	4,188	2,376,851
		3,952,719
Singapore — 1.5%
DBS Group Holdings Ltd.	37,200	902,496
South Africa — 1.0%
Anglo American plc	13,631	603,730
South Korea — 0.8%
Delivery Hero SE * (a)	12,643	444,439
Sweden — 3.0%
Assa Abloy AB, Class B	34,616	874,821
Atlas Copco AB, Class A	19,174	869,289
		1,744,110
Switzerland — 12.2%
Lonza Group AG (Registered)	1,576	929,264
Nestle SA (Registered)	21,994	2,839,295
Partners Group Holding AG	595	630,401
Roche Holding AG	5,978	2,216,726
Straumann Holding AG (Registered)	4,910	578,848
		7,194,534
Taiwan — 5.7%
Sea Ltd., ADR *	6,716	555,816
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	30,366	2,821,912
		3,377,728
United Kingdom — 12.9%
Allfunds Group plc	68,760	589,446
Diageo plc	39,812	1,986,174
Intertek Group plc	14,394	896,962
Linde plc	4,233	1,327,628
London Stock Exchange Group plc	9,453	931,988

SEE NOTES TO FINANCIAL STATEMENTS.
208	J.P. Morgan Exchange-Traded Funds	April 30, 2022

INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued
United Kingdom — continued
Oxford Nanopore Technologies plc *	82,654	314,721
RELX plc	51,872	1,546,202
		7,593,121
United States — 2.7%
Cadence Design Systems, Inc. *	5,419	817,456
EPAM Systems, Inc. *	1,094	289,899
Unity Software, Inc. *	6,777	450,061
		1,557,416
Total Common Stocks (Cost $61,837,165)		57,269,607
Short-Term Investments — 2.8%
Investment Companies — 2.8%
JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.37% (b) (c)(Cost $1,633,814)	1,633,814	1,633,814
Total Investments — 100.1% (Cost $63,470,979)		58,903,421
Liabilities in Excess of Other Assets — (0.1)%		(77,225)
NET ASSETS — 100.0%		58,826,196
Percentages indicated are based on net assets.

Abbreviations
ADR	American Depositary Receipt
Preference	A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.
PT	Limited liability company

*	Non-income producing security.
(a)	Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.
(b)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of April 30, 2022.
Summary of Investments by Industry, April 30, 2022
The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:
INDUSTRY	PERCENT OF TOTAL INVESTMENTS
Semiconductors & Semiconductor Equipment	10.8%
Pharmaceuticals	8.5
Health Care Equipment & Supplies	6.1
Capital Markets	5.6
Chemicals	5.3
Textiles, Apparel & Luxury Goods	5.3
Food Products	4.8
Banks	4.2
Professional Services	4.1
Interactive Media & Services	3.7
Beverages	3.4
Life Sciences Tools & Services	3.3
Software	3.0
Building Products	2.9
Personal Products	2.8
IT Services	2.8
Insurance	2.8
Machinery	2.6
Internet & Direct Marketing Retail	2.6
Road & Rail	2.5
Biotechnology	2.5
Household Durables	2.4
Electronic Equipment, Instruments & Components	2.3
Metals & Mining	1.0
Diversified Consumer Services	1.0
Entertainment	0.9
Short-Term Investments	2.8
SEE NOTES TO FINANCIAL STATEMENTS.
April 30, 2022	J.P. Morgan Exchange-Traded Funds	209

JPMorgan U.S. Dividend ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF April 30, 2022 (Unaudited)
INVESTMENTS	SHARES	VALUE ($)
Common Stocks — 99.7%
Aerospace & Defense — 0.6%
Lockheed Martin Corp.	847	366,006
Automobiles & Parts — 0.3%
Genuine Parts Co.	1,713	222,776
Banks — 1.9%
Comerica, Inc.	2,101	172,072
First Horizon Corp.	11,183	250,275
FNB Corp.	3,931	45,285
Huntington Bancshares, Inc.	17,978	236,411
New York Community Bancorp, Inc. (a)	26,494	244,805
PacWest Bancorp	7,937	261,048
		1,209,896
Beverages — 2.0%
Coca-Cola Co. (The)	6,210	401,228
Constellation Brands, Inc., Class A	80	19,687
Keurig Dr Pepper, Inc.	9,997	373,888
Molson Coors Beverage Co., Class B	1,448	78,395
PepsiCo, Inc.	2,345	402,660
		1,275,858
Chemicals — 5.2%
Celanese Corp.	923	135,626
CF Industries Holdings, Inc.	4,257	412,205
Chemours Co. (The)	12,060	398,824
Dow, Inc.	6,604	439,166
Eastman Chemical Co.	3,194	327,928
Huntsman Corp.	10,255	347,337
International Flavors & Fragrances, Inc.	1,593	193,231
LyondellBasell Industries NV, Class A	3,922	415,850
NewMarket Corp.	119	38,629
Olin Corp.	8,150	467,810
Scotts Miracle-Gro Co. (The)	421	43,754
Valvoline, Inc.	2,943	88,967
		3,309,327
Construction & Materials — 0.4%
MDU Resources Group, Inc.	10,264	264,401
Consumer Services — 0.4%
H&R Block, Inc.	10,742	280,044
Electricity — 13.7%
AES Corp. (The)	14,847	303,176
Alliant Energy Corp.	5,647	332,100
American Electric Power Co., Inc.	4,034	399,810
Avangrid, Inc. (a)	4,601	204,054
CMS Energy Corp.	5,220	358,562
INVESTMENTS	SHARES	VALUE ($)

Electricity — continued
Consolidated Edison, Inc.	4,323	400,915
Constellation Energy Corp.	2,138	126,591
Dominion Energy, Inc.	4,699	383,626
DTE Energy Co.	3,039	398,230
Edison International	5,923	407,443
Entergy Corp.	3,462	411,459
Evergy, Inc.	6,097	413,681
Eversource Energy	3,771	329,585
Exelon Corp.	8,774	410,448
FirstEnergy Corp.	9,060	392,388
Hawaiian Electric Industries, Inc.	5,233	215,129
IDACORP, Inc.	1,840	193,531
NRG Energy, Inc.	10,344	371,350
OGE Energy Corp.	8,407	325,183
Pinnacle West Capital Corp.	5,219	371,593
PPL Corp.	14,687	415,789
Public Service Enterprise Group, Inc.	5,748	400,406
Southern Co. (The)	5,748	421,846
Vistra Corp.	17,259	431,820
Xcel Energy, Inc.	4,550	333,333
		8,752,048
Electronic & Electrical Equipment — 1.1%
Emerson Electric Co.	3,703	333,936
Hubbell, Inc.	1,830	357,509
		691,445
Finance & Credit Services — 0.5%
OneMain Holdings, Inc.	6,567	301,622
Food Producers — 9.2%
Archer-Daniels-Midland Co.	4,690	420,036
Bunge Ltd.	3,585	405,535
Campbell Soup Co.	8,531	402,834
Conagra Brands, Inc.	11,295	394,534
Flowers Foods, Inc.	11,907	315,774
General Mills, Inc.	5,705	403,515
Hershey Co. (The)	1,790	404,128
Hormel Foods Corp.	7,513	393,606
Ingredion, Inc.	2,813	239,414
J M Smucker Co. (The)	2,903	397,508
Kellogg Co.	5,982	409,767
Kraft Heinz Co. (The)	9,755	415,856
Lamb Weston Holdings, Inc.	2,882	190,500
McCormick & Co., Inc. (Non-Voting)	3,335	335,401

SEE NOTES TO FINANCIAL STATEMENTS.
210	J.P. Morgan Exchange-Traded Funds	April 30, 2022

INVESTMENTS	SHARES	VALUE ($)
Common Stocks — continued
Food Producers — continued
Mondelez International, Inc., Class A	6,089	392,619
Tyson Foods, Inc., Class A	4,155	387,080
		5,908,107
Gas, Water & Multi-utilities — 4.6%
Ameren Corp.	3,619	336,205
Atmos Energy Corp.	1,535	174,069
CenterPoint Energy, Inc.	5,158	157,886
Duke Energy Corp.	3,691	406,601
National Fuel Gas Co.	4,114	288,515
NiSource, Inc.	12,746	371,164
Sempra Energy	2,557	412,597
UGI Corp.	10,693	366,770
WEC Energy Group, Inc.	4,107	410,905
		2,924,712
General Industrials — 3.1%
3M Co.	2,209	318,582
Amcor plc	17,816	211,298
Eaton Corp. plc	2,331	338,041
Packaging Corp. of America	2,498	402,603
RPM International, Inc.	1,418	117,552
Sonoco Products Co.	4,823	298,592
Westrock Co.	6,689	331,306
		2,017,974
Health Care Providers — 1.1%
Encompass Health Corp.	4,427	304,710
UnitedHealth Group, Inc.	778	395,652
		700,362
Household Goods & Home Construction — 1.0%
Leggett & Platt, Inc.	7,150	254,754
Newell Brands, Inc.	11,545	267,267
Whirlpool Corp.	844	153,203
		675,224
Industrial Engineering — 0.7%
Caterpillar, Inc.	906	190,749
Cummins, Inc.	1,430	270,542
		461,291
Industrial Materials — 0.7%
International Paper Co.	9,203	425,915
Industrial Metals & Mining — 2.0%
Fastenal Co.	2,915	161,228
Reliance Steel & Aluminum Co.	1,223	242,460
INVESTMENTS	SHARES	VALUE ($)

Industrial Metals & Mining — continued
Southern Copper Corp. (Peru)	5,073	315,896
Steel Dynamics, Inc.	5,021	430,551
Timken Co. (The)	1,765	101,734
		1,251,869
Industrial Support Services — 1.2%
MSC Industrial Direct Co., Inc., Class A	618	51,207
Paychex, Inc.	3,026	383,485
Western Union Co. (The)	18,243	305,753
		740,445
Industrial Transportation — 1.1%
PACCAR, Inc.	1,793	148,909
Ryder System, Inc.	3,197	223,470
United Parcel Service, Inc., Class B	1,849	332,783
		705,162
Investment Banking & Brokerage Services — 1.1%
Apollo Global Management, Inc.	2,162	107,581
Franklin Resources, Inc.	5,183	127,450
Invesco Ltd.	15,494	284,780
Lazard Ltd., Class A	5,091	166,832
		686,643
Leisure Goods — 0.7%
Garmin Ltd.	1,220	133,883
Harley-Davidson, Inc.	4,599	167,633
Hasbro, Inc.	1,360	119,762
		421,278
Life Insurance — 1.1%
Principal Financial Group, Inc.	2,444	166,534
Prudential Financial, Inc.	3,651	396,170
Unum Group	3,769	115,030
		677,734
Media — 0.6%
Nielsen Holdings plc	2,507	67,213
Omnicom Group, Inc.	4,172	317,614
		384,827
Medical Equipment & Services — 1.9%
Abbott Laboratories	2,875	326,312
Becton Dickinson and Co.	1,163	287,482
Embecta Corp. *	229	6,968
Medtronic plc	2,882	300,766
Quest Diagnostics, Inc.	2,246	300,605
		1,222,133
SEE NOTES TO FINANCIAL STATEMENTS.
April 30, 2022	J.P. Morgan Exchange-Traded Funds	211

JPMorgan U.S. Dividend ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF April 30, 2022 (Unaudited) (continued)
INVESTMENTS	SHARES	VALUE ($)
Common Stocks — continued
Mortgage Real Estate Investment Trusts — 1.8%
AGNC Investment Corp.	22,374	245,667
Annaly Capital Management, Inc.	45,912	294,755
New Residential Investment Corp.	30,660	318,864
Starwood Property Trust, Inc.	13,923	318,558
		1,177,844
Non-life Insurance — 1.1%
Old Republic International Corp.	14,724	324,075
Progressive Corp. (The)	3,579	384,242
		708,317
Non-Renewable Energy — 5.2%
Antero Midstream Corp.	33,235	341,323
Chevron Corp.	2,447	383,371
Exxon Mobil Corp.	4,622	394,025
HF Sinclair Corp. *	38	1,445
Kinder Morgan, Inc.	19,094	346,556
ONEOK, Inc.	5,678	359,588
Phillips 66	4,609	399,877
Targa Resources Corp.	2,983	218,982
Valero Energy Corp.	4,518	503,667
Williams Cos., Inc. (The)	11,606	397,970
		3,346,804
Personal Care, Drug & Grocery Stores — 5.2%
AmerisourceBergen Corp.	751	113,619
Clorox Co. (The)	2,686	385,361
Colgate-Palmolive Co.	5,023	387,022
CVS Health Corp.	3,695	355,200
Kimberly-Clark Corp.	3,010	417,878
Kroger Co. (The)	6,431	347,017
Procter & Gamble Co. (The)	2,506	402,338
Spectrum Brands Holdings, Inc.	2,138	181,880
Sysco Corp.	4,573	390,900
Walgreens Boots Alliance, Inc.	8,146	345,390
		3,326,605
Personal Goods — 0.4%
Hanesbrands, Inc. (a)	18,468	244,886
Pharmaceuticals, Biotechnology & Marijuana Producers — 5.7%
AbbVie, Inc.	2,582	379,244
Amgen, Inc.	1,507	351,417
Bristol-Myers Squibb Co.	5,593	420,985
Cardinal Health, Inc.	6,664	386,845
Eli Lilly & Co.	1,030	300,894
Gilead Sciences, Inc.	5,239	310,882
INVESTMENTS	SHARES	VALUE ($)

Pharmaceuticals, Biotechnology & Marijuana Producers — continued
Johnson & Johnson	2,167	391,057
Merck & Co., Inc.	4,398	390,059
Perrigo Co. plc	7,880	270,284
Pfizer, Inc.	6,736	330,536
Viatris, Inc.	8,731	90,191
		3,622,394
Precious Metals & Mining — 0.6%
Newmont Corp.	5,110	372,264
Real Estate Investment Trusts — 8.2%
Brixmor Property Group, Inc.	10,210	259,130
EPR Properties	3,188	167,434
Gaming and Leisure Properties, Inc.	6,574	291,754
Healthcare Trust of America, Inc., Class A	3,354	102,163
Healthpeak Properties, Inc.	8,789	288,367
Highwoods Properties, Inc.	840	34,306
Iron Mountain, Inc.	7,451	400,342
Kimco Realty Corp.	13,330	337,649
Medical Properties Trust, Inc.	18,969	348,840
National Retail Properties, Inc.	6,827	299,296
Omega Healthcare Investors, Inc.	13,734	349,942
Park Hotels & Resorts, Inc.	3,224	63,545
Rayonier, Inc.	6,238	269,482
Simon Property Group, Inc.	2,534	299,012
SL Green Realty Corp. (a)	1,983	137,263
Spirit Realty Capital, Inc.	6,011	261,178
Ventas, Inc.	1,450	80,547
VICI Properties, Inc.	12,450	371,134
Vornado Realty Trust	5,621	217,589
Welltower, Inc.	3,094	280,966
WP Carey, Inc.	4,805	388,100
		5,248,039
Retailers — 0.7%
Bath & Body Works, Inc.	3,891	205,795
Foot Locker, Inc.	2,091	61,287
Gap, Inc. (The)	2,857	35,484
Kohl's Corp.	2,541	147,073
		449,639
Software & Computer Services — 1.1%
Hewlett Packard Enterprise Co.	23,025	354,815
International Business Machines Corp.	2,559	338,326
		693,141

SEE NOTES TO FINANCIAL STATEMENTS.
212	J.P. Morgan Exchange-Traded Funds	April 30, 2022

INVESTMENTS	SHARES	VALUE ($)
Common Stocks — continued
Technology Hardware & Equipment — 4.7%
Analog Devices, Inc.	2,131	328,984
Broadcom, Inc.	650	360,353
Corning, Inc.	4,247	149,452
HP, Inc.	9,473	346,996
Intel Corp.	6,716	292,750
KLA Corp.	987	315,110
Microchip Technology, Inc.	1,438	93,758
National Instruments Corp.	1,097	39,646
NetApp, Inc.	4,018	294,318
QUALCOMM, Inc.	2,270	317,096
Texas Instruments, Inc.	1,205	205,151
Xerox Holdings Corp.	16,395	285,273
		3,028,887
Telecommunications Equipment — 2.6%
Arista Networks, Inc. *	3,211	371,095
Ciena Corp. *	650	35,861
Cisco Systems, Inc.	6,879	336,933
Juniper Networks, Inc.	11,377	358,603
Lumentum Holdings, Inc. * (a)	408	33,134
Motorola Solutions, Inc.	1,739	371,607
Ubiquiti, Inc. (a)	532	150,157
		1,657,390
Telecommunications Service Providers — 4.2%
AT&T, Inc.	16,294	307,305
Cable One, Inc.	180	209,916
Charter Communications, Inc., Class A *	588	251,952
Comcast Corp., Class A	8,234	327,384
DISH Network Corp., Class A * (a)	1,810	51,603
Liberty Broadband Corp., Class C *	2,384	266,579
Lumen Technologies, Inc.	36,827	370,480
Roku, Inc. *	2,657	246,835
T-Mobile US, Inc. *	2,780	342,329
Verizon Communications, Inc.	7,054	326,600
		2,700,983
Tobacco — 1.2%
Altria Group, Inc.	7,263	403,605
Philip Morris International, Inc.	3,892	389,200
		792,805
INVESTMENTS	SHARES	VALUE ($)

Travel & Leisure — 0.8%
Copa Holdings SA, Class A (Panama) * (a)	1,783	134,385
Darden Restaurants, Inc.	710	93,528
Six Flags Entertainment Corp. *	3,216	123,076
Travel + Leisure Co.	2,629	145,857
		496,846
Total Common Stocks (Cost $62,644,819)		63,743,943
Short-Term Investments — 1.9%
Investment Companies — 0.2%
JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.37% (b) (c)(Cost $117,552)	117,552	117,552
Investment of Cash Collateral from Securities Loaned — 1.7%
JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.37% (b) (c)(Cost $1,118,762)	1,118,762	1,118,762
Total Short-Term Investments (Cost $1,236,314)		1,236,314
Total Investments — 101.6% (Cost $63,881,133)		64,980,257
Liabilities in Excess of Other Assets — (1.6)%		(1,052,735)
NET ASSETS — 100.0%		63,927,522
Percentages indicated are based on net assets.

*	Non-income producing security.
(a)	The security or a portion of this security is on loan at April 30, 2022. The total value of securities on loan at April 30, 2022 is $1,052,590.
(b)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of April 30, 2022.
SEE NOTES TO FINANCIAL STATEMENTS.
April 30, 2022	J.P. Morgan Exchange-Traded Funds	213

JPMorgan U.S. Dividend ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF April 30, 2022 (Unaudited) (continued)
Futures contracts outstanding as of April 30, 2022:

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
Micro E-Mini S&P 500 Index	5	06/17/2022	USD	103,181	(2,525)

Abbreviations
USD	United States Dollar
SEE NOTES TO FINANCIAL STATEMENTS.
214	J.P. Morgan Exchange-Traded Funds	April 30, 2022

JPMorgan U.S. Minimum Volatility ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF April 30, 2022 (Unaudited)
INVESTMENTS	SHARES	VALUE ($)
Common Stocks — 99.8%
Aerospace & Defense — 1.1%
L3Harris Technologies, Inc.	681	158,169
Lockheed Martin Corp.	398	171,984
		330,153
Automobiles & Parts — 0.6%
Gentex Corp.	2,694	79,069
Genuine Parts Co.	813	105,731
		184,800
Banks — 0.1%
TFS Financial Corp.	2,258	33,847
Beverages — 3.9%
Brown-Forman Corp., Class B	1,954	131,778
Coca-Cola Co. (The)	2,976	192,279
Constellation Brands, Inc., Class A	734	180,630
Keurig Dr Pepper, Inc.	4,625	172,975
Molson Coors Beverage Co., Class B	2,396	129,720
Monster Beverage Corp. *	1,887	161,678
PepsiCo, Inc.	1,120	192,315
		1,161,375
Chemicals — 3.0%
Air Products and Chemicals, Inc.	658	154,018
Ashland Global Holdings, Inc.	1,764	185,167
Celanese Corp.	156	22,923
Ecolab, Inc.	895	151,559
FMC Corp.	428	56,727
International Flavors & Fragrances, Inc.	1,215	147,380
NewMarket Corp.	176	57,131
Scotts Miracle-Gro Co. (The)	1,004	104,346
		879,251
Consumer Services — 0.6%
Rollins, Inc.	817	27,402
Service Corp. International	2,132	139,881
		167,283
Electricity — 12.2%
Alliant Energy Corp.	2,912	171,255
American Electric Power Co., Inc.	1,872	185,534
Avangrid, Inc. (a)	2,369	105,065
Brookfield Renewable Corp.	1,157	41,536
CMS Energy Corp.	2,684	184,364
Consolidated Edison, Inc.	2,019	187,242
Constellation Energy Corp.	1,025	60,690
Dominion Energy, Inc.	2,003	163,525
DTE Energy Co.	1,277	167,338
INVESTMENTS	SHARES	VALUE ($)

Electricity — continued
Edison International	2,540	174,727
Entergy Corp.	1,362	161,874
Evergy, Inc.	2,354	159,719
Eversource Energy	1,745	152,513
Exelon Corp.	3,404	159,239
FirstEnergy Corp.	3,797	164,448
Hawaiian Electric Industries, Inc.	1,743	71,655
IDACORP, Inc.	886	93,189
NextEra Energy, Inc.	2,063	146,514
NRG Energy, Inc.	1,077	38,664
OGE Energy Corp.	3,795	146,791
Pinnacle West Capital Corp.	2,148	152,938
PPL Corp.	5,664	160,348
Public Service Enterprise Group, Inc.	2,684	186,967
Southern Co. (The)	2,440	179,072
Xcel Energy, Inc.	2,528	185,201
		3,600,408
Electronic & Electrical Equipment — 0.5%
Hubbell, Inc.	235	45,910
Waters Corp. *	302	91,512
		137,422
Finance & Credit Services — 0.1%
Morningstar, Inc.	107	27,096
Food Producers — 9.5%
Archer-Daniels-Midland Co.	2,177	194,972
Bunge Ltd.	1,660	187,779
Campbell Soup Co.	3,588	169,425
Conagra Brands, Inc.	4,853	169,515
Corteva, Inc.	925	53,363
Flowers Foods, Inc.	4,157	110,244
General Mills, Inc.	2,645	187,081
Hain Celestial Group, Inc. (The) *	2,051	68,791
Hershey Co. (The)	846	191,001
Hormel Foods Corp. (a)	3,471	181,846
Ingredion, Inc.	1,636	139,240
J M Smucker Co. (The)	1,279	175,134
Kellogg Co.	2,374	162,619
Kraft Heinz Co. (The)	4,396	187,402
McCormick & Co., Inc. (Non-Voting)	1,585	159,403
Mondelez International, Inc., Class A	2,800	180,544
Pilgrim's Pride Corp. *	924	26,195

SEE NOTES TO FINANCIAL STATEMENTS.
April 30, 2022	J.P. Morgan Exchange-Traded Funds	215

JPMorgan U.S. Minimum Volatility ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF April 30, 2022 (Unaudited) (continued)
INVESTMENTS	SHARES	VALUE ($)
Common Stocks — continued
Food Producers — continued
Post Holdings, Inc. *	1,293	96,186
Tyson Foods, Inc., Class A	1,911	178,029
		2,818,769
Gas, Water & Multi-utilities — 5.5%
Ameren Corp.	1,766	164,061
American Water Works Co., Inc.	945	145,606
Atmos Energy Corp.	1,539	174,523
CenterPoint Energy, Inc.	1,124	34,406
Duke Energy Corp.	1,733	190,907
Essential Utilities, Inc.	2,957	132,355
National Fuel Gas Co.	2,002	140,400
NiSource, Inc.	5,759	167,702
Sempra Energy	1,166	188,146
UGI Corp.	3,758	128,899
WEC Energy Group, Inc.	1,597	159,780
		1,626,785
General Industrials — 1.5%
3M Co.	770	111,049
AptarGroup, Inc.	500	57,415
PPG Industries, Inc.	820	104,952
RPM International, Inc.	1,492	123,687
Silgan Holdings, Inc.	940	41,708
Sonoco Products Co.	153	9,472
		448,283
Health Care Providers — 2.4%
Cerner Corp.	1,923	180,070
Chemed Corp.	179	87,959
DaVita, Inc. *	1,104	119,640
Encompass Health Corp.	1,980	136,283
IQVIA Holdings, Inc. *	31	6,758
UnitedHealth Group, Inc.	382	194,266
		724,976
Household Goods & Home Construction — 0.5%
Leggett & Platt, Inc.	932	33,207
NVR, Inc. *	25	109,405
		142,612
Industrial Materials — 0.7%
Avery Dennison Corp.	798	144,119
International Paper Co.	1,086	50,260
Sylvamo Corp. *	93	4,152
		198,531
INVESTMENTS	SHARES	VALUE ($)

Industrial Metals & Mining — 1.0%
Fastenal Co.	2,796	154,647
Reliance Steel & Aluminum Co.	669	132,629
		287,276
Industrial Support Services — 0.9%
Automatic Data Processing, Inc.	715	155,999
Jack Henry & Associates, Inc.	425	80,571
Verisk Analytics, Inc.	190	38,770
		275,340
Industrial Transportation — 1.0%
Expeditors International of Washington, Inc.	1,329	131,664
United Parcel Service, Inc., Class B	876	157,663
		289,327
Investment Banking & Brokerage Services — 0.8%
Berkshire Hathaway, Inc., Class B *	585	188,855
Broadridge Financial Solutions, Inc.	238	34,303
		223,158
Leisure Goods — 0.8%
Electronic Arts, Inc.	250	29,512
Garmin Ltd.	1,054	115,666
Hasbro, Inc.	232	20,430
Pool Corp.	212	85,907
		251,515
Medical Equipment & Services — 10.9%
Abbott Laboratories	1,437	163,099
Agilent Technologies, Inc.	1,122	133,821
Baxter International, Inc.	1,907	135,511
Becton Dickinson and Co.	618	152,763
Bio-Rad Laboratories, Inc., Class A *	257	131,599
Bio-Techne Corp.	381	144,662
Boston Scientific Corp. *	4,030	169,703
Cooper Cos., Inc. (The)	385	139,000
Danaher Corp.	604	151,683
Edwards Lifesciences Corp. *	1,584	167,556
Embecta Corp. *	124	3,773
Henry Schein, Inc. *	1,858	150,684
Hologic, Inc. *	1,085	78,109
IDEXX Laboratories, Inc. *	285	122,687
Integra LifeSciences Holdings Corp. *	691	42,262
Masimo Corp. *	578	65,297
Medtronic plc	1,424	148,609
PerkinElmer, Inc.	991	145,290
QIAGEN NV *	2,754	124,949

SEE NOTES TO FINANCIAL STATEMENTS.
216	J.P. Morgan Exchange-Traded Funds	April 30, 2022

INVESTMENTS	SHARES	VALUE ($)
Common Stocks — continued
Medical Equipment & Services — continued
Quest Diagnostics, Inc.	1,088	145,618
STERIS plc	734	164,453
Stryker Corp.	569	137,277
Teleflex, Inc.	385	109,964
Thermo Fisher Scientific, Inc.	297	164,217
West Pharmaceutical Services, Inc.	414	130,435
		3,223,021
Mortgage Real Estate Investment Trusts — 0.2%
AGNC Investment Corp.	604	6,632
Annaly Capital Management, Inc.	879	5,643
Starwood Property Trust, Inc.	2,384	54,546
		66,821
Non-life Insurance — 4.0%
Allstate Corp. (The)	1,356	171,588
American Financial Group, Inc.	21	2,908
Aon plc, Class A	219	63,070
Arch Capital Group Ltd. *	1,541	70,377
Arthur J Gallagher & Co.	894	150,630
Brown & Brown, Inc.	2,625	162,697
Markel Corp. *	63	85,257
Marsh & McLennan Cos., Inc.	1,088	175,930
RenaissanceRe Holdings Ltd. (Bermuda)	929	133,330
W R Berkley Corp.	1,165	77,461
White Mountains Insurance Group Ltd.	76	79,650
		1,172,898
Non-Renewable Energy — 4.7%
Baker Hughes Co.	3,869	120,016
Cheniere Energy, Inc.	1,298	176,281
Chevron Corp.	1,182	185,184
Coterra Energy, Inc.	6,882	198,133
Exxon Mobil Corp.	2,227	189,852
Kinder Morgan, Inc.	8,812	159,938
Phillips 66	2,153	186,794
Williams Cos., Inc. (The)	5,380	184,480
		1,400,678
Personal Care, Drug & Grocery Stores — 6.2%
Albertsons Cos., Inc., Class A	1,350	42,228
AmerisourceBergen Corp.	1,230	186,087
Casey's General Stores, Inc.	388	78,104
Church & Dwight Co., Inc.	1,743	170,047
Clorox Co. (The)	899	128,980
Colgate-Palmolive Co.	2,336	179,989
INVESTMENTS	SHARES	VALUE ($)

Personal Care, Drug & Grocery Stores — continued
CVS Health Corp.	1,749	168,131
Grocery Outlet Holding Corp. *	1,502	50,572
Kimberly-Clark Corp.	1,342	186,310
Kroger Co. (The)	2,964	159,938
McKesson Corp.	640	198,150
Procter & Gamble Co. (The)	1,214	194,908
Walgreens Boots Alliance, Inc.	1,935	82,044
		1,825,488
Personal Goods — 0.1%
Columbia Sportswear Co.	220	18,075
VF Corp.	351	18,252
		36,327
Pharmaceuticals, Biotechnology & Marijuana Producers — 6.1%
AbbVie, Inc.	1,231	180,809
Amgen, Inc.	745	173,727
Bristol-Myers Squibb Co.	2,644	199,014
Eli Lilly & Co.	702	205,075
Gilead Sciences, Inc.	2,445	145,086
Johnson & Johnson	1,121	202,296
Merck & Co., Inc.	2,223	197,158
Pfizer, Inc.	3,405	167,083
Regeneron Pharmaceuticals, Inc. *	277	182,573
United Therapeutics Corp. *	114	20,242
Zoetis, Inc.	814	144,282
		1,817,345
Precious Metals & Mining — 0.6%
Newmont Corp.	2,431	177,098
Real Estate Investment Trusts — 5.1%
Alexandria Real Estate Equities, Inc.	770	140,263
American Homes 4 Rent, Class A	988	39,135
American Tower Corp.	609	146,781
Crown Castle International Corp.	877	162,429
CubeSmart	1,612	76,586
Digital Realty Trust, Inc.	972	142,029
Equinix, Inc.	207	148,850
Extra Space Storage, Inc.	748	142,120
First Industrial Realty Trust, Inc.	575	33,350
Healthcare Trust of America, Inc., Class A	898	27,353
Life Storage, Inc.	558	73,929
Mid-America Apartment Communities, Inc.	188	36,976
SEE NOTES TO FINANCIAL STATEMENTS.
April 30, 2022	J.P. Morgan Exchange-Traded Funds	217

JPMorgan U.S. Minimum Volatility ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF April 30, 2022 (Unaudited) (continued)
INVESTMENTS	SHARES	VALUE ($)
Common Stocks — continued
Real Estate Investment Trusts — continued
Public Storage	479	177,949
SBA Communications Corp.	465	161,406
		1,509,156
Renewable Energy — 0.5%
First Solar, Inc. *	1,916	139,925
Retailers — 1.6%
Costco Wholesale Corp.	351	186,634
Dollar General Corp.	398	94,537
Walmart, Inc.	1,294	197,969
		479,140
Software & Computer Services — 4.7%
Amdocs Ltd.	1,946	155,077
ANSYS, Inc. *	491	135,364
Black Knight, Inc. *	2,227	146,514
CDK Global, Inc.	1,797	97,775
Citrix Systems, Inc.	835	83,584
Cognizant Technology Solutions Corp., Class A	316	25,564
International Business Machines Corp.	669	88,448
Intuit, Inc.	295	123,531
Kyndryl Holdings, Inc. *	127	1,510
Microsoft Corp.	777	215,633
Synopsys, Inc. *	537	154,006
Tyler Technologies, Inc. *	290	114,466
VeriSign, Inc. *	355	63,435
		1,404,907
Technology Hardware & Equipment — 0.4%
Texas Instruments, Inc.	660	112,365
Telecommunications Equipment — 1.6%
Cisco Systems, Inc.	3,008	147,332
Juniper Networks, Inc.	5,263	165,889
Motorola Solutions, Inc.	720	153,857
		467,078
Telecommunications Service Providers — 3.1%
AT&T, Inc.	6,596	124,401
Cable One, Inc.	58	67,640
Charter Communications, Inc., Class A *	274	117,406
Comcast Corp., Class A	3,266	129,856
Liberty Broadband Corp., Class C *	1,103	123,337
Lumen Technologies, Inc.	4,899	49,284
T-Mobile US, Inc. *	1,346	165,746
Verizon Communications, Inc.	3,360	155,568
		933,238
INVESTMENTS	SHARES	VALUE ($)

Tobacco — 1.2%
Altria Group, Inc.	3,342	185,715
Philip Morris International, Inc.	1,756	175,600
		361,315
Travel & Leisure — 1.0%
Choice Hotels International, Inc.	562	78,939
McDonald's Corp.	780	194,345
Yum! Brands, Inc.	128	14,977
		288,261
Waste & Disposal Services — 1.1%
Republic Services, Inc.	1,232	165,421
Waste Management, Inc.	1,021	167,893
		333,314
Total Common Stocks (Cost $28,701,746)		29,556,582
Short-Term Investments — 0.9%
Investment Companies — 0.1%
JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.37% (b) (c)(Cost $21,295)	21,295	21,295
Investment of Cash Collateral from Securities Loaned — 0.8%
JPMorgan Securities Lending Money Market Fund Class Agency SL Shares, 0.37% (b) (c)	24,948	24,930
JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.37% (b) (c)	208,935	208,935
Total Investment of Cash Collateral from Securities Loaned (Cost $233,890)		233,865
Total Short-Term Investments (Cost $255,185)		255,160
Total Investments — 100.7% (Cost $28,956,931)		29,811,742
Liabilities in Excess of Other Assets — (0.7)%		(204,313)
NET ASSETS — 100.0%		29,607,429
Percentages indicated are based on net assets.

*	Non-income producing security.
(a)	The security or a portion of this security is on loan at April 30, 2022. The total value of securities on loan at April 30, 2022 is $224,302.
(b)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of April 30, 2022.

SEE NOTES TO FINANCIAL STATEMENTS.
218	J.P. Morgan Exchange-Traded Funds	April 30, 2022

Futures contracts outstanding as of April 30, 2022:

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
Micro E-Mini S&P 500 Index	1	06/17/2022	USD	20,636	(1,304)

Abbreviations
USD	United States Dollar
SEE NOTES TO FINANCIAL STATEMENTS.
April 30, 2022	J.P. Morgan Exchange-Traded Funds	219

JPMorgan U.S. Momentum Factor ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF April 30, 2022 (Unaudited)
INVESTMENTS	SHARES	VALUE ($)
Common Stocks — 99.8%
Aerospace & Defense — 1.8%
Axon Enterprise, Inc. *	686	76,969
General Dynamics Corp.	4,998	1,182,177
Howmet Aerospace, Inc.	10,411	355,224
Northrop Grumman Corp.	2,803	1,231,638
Raytheon Technologies Corp.	11,378	1,079,886
Textron, Inc.	7,240	501,370
		4,427,264
Automobiles & Parts — 2.6%
Ford Motor Co.	76,045	1,076,797
Gentex Corp.	9,054	265,735
Tesla, Inc. *	5,771	5,025,156
		6,367,688
Banks — 1.4%
Bank OZK	4,615	177,308
Discover Financial Services	3,289	369,881
East West Bancorp, Inc.	5,700	406,410
Pinnacle Financial Partners, Inc.	2,578	199,924
Popular, Inc. (Puerto Rico)	3,611	281,622
Regions Financial Corp.	26,798	555,254
Signature Bank	2,391	579,220
SVB Financial Group *	1,614	787,051
		3,356,670
Chemicals — 0.6%
Albemarle Corp.	3,024	583,118
Ashland Global Holdings, Inc.	958	100,561
Element Solutions, Inc.	14,099	290,722
Olin Corp.	7,495	430,213
		1,404,614
Construction & Materials — 2.4%
Acuity Brands, Inc.	1,713	295,458
Advanced Drainage Systems, Inc.	2,665	273,056
AECOM	8,871	625,938
Builders FirstSource, Inc. *	9,243	569,092
Carrier Global Corp.	19,179	733,980
Eagle Materials, Inc.	3,912	482,428
Louisiana-Pacific Corp.	8,422	543,387
Masco Corp.	1,123	59,171
MasTec, Inc. *	2,553	183,842
Quanta Services, Inc.	6,344	735,777
Trane Technologies plc	5,365	750,510
INVESTMENTS	SHARES	VALUE ($)

Construction & Materials — continued
Trex Co., Inc. *	6,781	394,586
Watsco, Inc.	1,325	353,483
		6,000,708
Consumer Services — 0.5%
AMERCO	502	268,811
Copart, Inc. *	6,455	733,611
H&R Block, Inc.	7,204	187,808
Rollins, Inc.	1,126	37,766
		1,227,996
Electricity — 1.3%
Consolidated Edison, Inc.	9,898	917,940
Exelon Corp.	23,055	1,078,513
FirstEnergy Corp.	9,428	408,327
OGE Energy Corp.	6,960	269,213
Southern Co. (The)	7,610	558,498
		3,232,491
Electronic & Electrical Equipment — 1.3%
Coherent, Inc. *	613	164,223
Johnson Controls International plc	16,298	975,761
Keysight Technologies, Inc. *	5,197	728,983
Mettler-Toledo International, Inc. *	622	794,624
nVent Electric plc	4,659	157,381
Waters Corp. *	1,326	401,804
		3,222,776
Finance & Credit Services — 1.5%
Ally Financial, Inc.	15,572	622,257
Moody's Corp.	3,093	978,873
Morningstar, Inc.	858	217,271
MSCI, Inc.	1,889	795,741
OneMain Holdings, Inc.	6,829	313,656
SLM Corp.	32,368	541,517
Upstart Holdings, Inc. * (a)	4,290	321,836
		3,791,151
Food Producers — 1.8%
Archer-Daniels-Midland Co.	11,428	1,023,492
Bunge Ltd.	6,334	716,502
Corteva, Inc.	18,572	1,071,419
Darling Ingredients, Inc. *	8,646	634,530
Hershey Co. (The)	768	173,391
Kraft Heinz Co. (The)	12,954	552,229
Pilgrim's Pride Corp. *	5,258	149,064
		4,320,627

SEE NOTES TO FINANCIAL STATEMENTS.
220	J.P. Morgan Exchange-Traded Funds	April 30, 2022

INVESTMENTS	SHARES	VALUE ($)
Common Stocks — continued
Gas, Water & Multi-utilities — 1.0%
American Water Works Co., Inc.	4,763	733,883
CenterPoint Energy, Inc.	24,902	762,250
National Fuel Gas Co.	3,508	246,016
NiSource, Inc.	21,674	631,147
WEC Energy Group, Inc.	695	69,535
		2,442,831
General Industrials — 0.9%
Carlisle Cos., Inc.	2,828	733,470
Crown Holdings, Inc.	5,560	611,823
RPM International, Inc.	3,166	262,461
Sealed Air Corp.	6,241	400,735
Valmont Industries, Inc.	641	159,487
		2,167,976
Health Care Providers — 2.4%
Acadia Healthcare Co., Inc. *	1,855	125,917
HCA Healthcare, Inc.	1,856	398,205
Humana, Inc.	1,269	564,146
IQVIA Holdings, Inc. *	4,499	980,737
UnitedHealth Group, Inc.	7,694	3,912,784
		5,981,789
Household Goods & Home Construction — 0.4%
DR Horton, Inc.	3,707	257,970
PulteGroup, Inc.	12,011	501,580
Tempur Sealy International, Inc. (a)	8,521	231,004
		990,554
Industrial Engineering — 0.8%
Deere & Co.	4,159	1,570,230
Generac Holdings, Inc. *	2,170	476,055
		2,046,285
Industrial Materials — 0.2%
Avery Dennison Corp.	3,398	613,679
Industrial Metals & Mining — 1.0%
Cleveland-Cliffs, Inc. *	10,436	266,014
Fastenal Co.	3,571	197,512
Freeport-McMoRan, Inc.	20,478	830,383
Nucor Corp.	6,850	1,060,243
		2,354,152
Industrial Support Services — 3.2%
Accenture plc, Class A	9,023	2,710,148
American Express Co.	5,151	899,931
Bill.com Holdings, Inc. *	3,620	617,970
INVESTMENTS	SHARES	VALUE ($)

Industrial Support Services — continued
Capital One Financial Corp.	8,625	1,074,848
Cintas Corp.	2,109	837,822
Equifax, Inc.	3,316	674,872
Paylocity Holding Corp. *	2,668	505,933
Robert Half International, Inc.	5,726	562,923
		7,884,447
Industrial Transportation — 1.9%
JB Hunt Transport Services, Inc.	3,490	596,266
Norfolk Southern Corp.	4,079	1,051,893
Old Dominion Freight Line, Inc.	2,743	768,369
Ryder System, Inc.	3,771	263,593
United Parcel Service, Inc., Class B	10,497	1,889,250
		4,569,371
Investment Banking & Brokerage Services — 5.7%
Affiliated Managers Group, Inc.	2,409	302,498
Ameriprise Financial, Inc.	2,477	657,619
Ares Management Corp.	5,609	371,428
Berkshire Hathaway, Inc., Class B *	11,042	3,564,689
BlackRock, Inc.	2,376	1,484,239
Blackstone, Inc.	12,375	1,256,929
Charles Schwab Corp. (The)	19,506	1,293,833
Evercore, Inc., Class A	153	16,180
Goldman Sachs Group, Inc. (The)	2,616	799,162
Jefferies Financial Group, Inc.	18,009	553,957
KKR & Co., Inc.	15,419	785,906
LPL Financial Holdings, Inc.	4,197	788,490
Morgan Stanley	21,256	1,713,021
Nasdaq, Inc.	2,584	406,644
		13,994,595
Leisure Goods — 0.6%
Garmin Ltd.	4,832	530,264
Mattel, Inc. * (a)	14,350	348,848
Pool Corp.	1,467	594,458
		1,473,570
Media — 0.7%
Interpublic Group of Cos., Inc. (The)	19,811	646,235
Liberty Media Corp-Liberty Formula One, Class C *	7,460	464,982
Trade Desk, Inc. (The), Class A *	11,929	702,856
		1,814,073
Medical Equipment & Services — 5.4%
Agilent Technologies, Inc.	6,578	784,558
SEE NOTES TO FINANCIAL STATEMENTS.
April 30, 2022	J.P. Morgan Exchange-Traded Funds	221

JPMorgan U.S. Momentum Factor ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF April 30, 2022 (Unaudited) (continued)
INVESTMENTS	SHARES	VALUE ($)
Common Stocks — continued
Medical Equipment & Services — continued
Bio-Rad Laboratories, Inc., Class A *	1,024	524,349
Bio-Techne Corp.	1,596	605,985
Danaher Corp.	9,220	2,315,419
Dexcom, Inc. *	2,001	817,569
IDEXX Laboratories, Inc. *	1,848	795,527
Insulet Corp. *	2,726	651,487
Intuitive Surgical, Inc. *	5,117	1,224,498
Quest Diagnostics, Inc.	4,346	581,669
Repligen Corp. *	3,030	476,437
ResMed, Inc.	3,448	689,497
STERIS plc	847	189,770
Thermo Fisher Scientific, Inc.	5,363	2,965,310
West Pharmaceutical Services, Inc.	2,170	683,680
		13,305,755
Non-life Insurance — 2.0%
American Financial Group, Inc.	3,289	455,461
Aon plc, Class A	4,146	1,194,006
Arthur J Gallagher & Co.	5,577	939,669
Brown & Brown, Inc.	10,218	633,311
Marsh & McLennan Cos., Inc.	9,203	1,488,125
Old Republic International Corp.	11,568	254,612
		4,965,184
Non-Renewable Energy — 4.1%
Antero Midstream Corp.	45,573	468,035
Baker Hughes Co.	13,241	410,736
Cheniere Energy, Inc.	6,447	875,567
Chevron Corp.	13,718	2,149,199
ConocoPhillips	18,736	1,789,663
Continental Resources, Inc. (a)	9,201	511,300
Devon Energy Corp.	16,559	963,237
Diamondback Energy, Inc.	1,671	210,930
Hess Corp.	6,277	646,970
Pioneer Natural Resources Co.	3,941	916,164
Targa Resources Corp.	9,985	732,999
Texas Pacific Land Corp.	203	277,420
		9,952,220
Personal Care, Drug & Grocery Stores — 3.4%
Albertsons Cos., Inc., Class A	10,053	314,458
Casey's General Stores, Inc.	661	133,059
Church & Dwight Co., Inc.	1,366	133,267
CVS Health Corp.	14,966	1,438,682
Kroger Co. (The)	15,099	814,742
McKesson Corp.	3,580	1,108,404
INVESTMENTS	SHARES	VALUE ($)

Personal Care, Drug & Grocery Stores — continued
Procter & Gamble Co. (The)	23,837	3,827,030
Spectrum Brands Holdings, Inc.	6,271	533,474
		8,303,116
Personal Goods — 2.1%
Capri Holdings Ltd. * (a)	11,066	527,848
Deckers Outdoor Corp. *	2,038	541,598
Estee Lauder Cos., Inc. (The), Class A	4,408	1,163,976
NIKE, Inc., Class B	18,248	2,275,526
Tapestry, Inc.	17,405	572,973
		5,081,921
Pharmaceuticals, Biotechnology & Marijuana Producers — 5.1%
AbbVie, Inc.	23,910	3,511,901
Alnylam Pharmaceuticals, Inc. *	4,185	558,405
Catalent, Inc. *	6,149	556,853
Charles River Laboratories International, Inc. *	1,798	434,235
Eli Lilly & Co.	11,384	3,325,608
Horizon Therapeutics plc *	6,940	684,006
Moderna, Inc. *	6,590	885,762
Seagen, Inc. *	4,375	573,169
United Therapeutics Corp. *	2,626	466,273
Zoetis, Inc.	7,838	1,389,285
		12,385,497
Real Estate Investment & Services — 0.5%
CBRE Group, Inc., Class A *	9,563	794,112
Jones Lang LaSalle, Inc. *	2,185	477,925
		1,272,037
Real Estate Investment Trusts — 3.1%
Alexandria Real Estate Equities, Inc.	3,070	559,231
Camden Property Trust	2,763	433,487
Crown Castle International Corp.	3,215	595,450
CubeSmart	8,594	408,301
Extra Space Storage, Inc.	4,105	779,950
Gaming and Leisure Properties, Inc.	7,049	312,835
Invitation Homes, Inc.	15,563	619,719
Iron Mountain, Inc.	12,522	672,807
Life Storage, Inc.	4,754	629,857
Prologis, Inc.	10,196	1,634,317
Weyerhaeuser Co.	21,981	906,057
		7,552,011
Retailers — 7.4%
AutoNation, Inc. *	5,012	580,941
AutoZone, Inc. *	513	1,003,156

SEE NOTES TO FINANCIAL STATEMENTS.
222	J.P. Morgan Exchange-Traded Funds	April 30, 2022

INVESTMENTS	SHARES	VALUE ($)
Common Stocks — continued
Retailers — continued
Bath & Body Works, Inc.	11,295	597,393
Burlington Stores, Inc. *	2,440	496,686
Costco Wholesale Corp.	6,106	3,246,682
Dick's Sporting Goods, Inc. (a)	5,371	517,872
Five Below, Inc. *	3,356	527,228
GameStop Corp., Class A * (a)	4,518	565,066
Home Depot, Inc. (The)	13,261	3,983,604
Kohl's Corp.	10,348	598,942
Lowe's Cos., Inc.	4,640	917,467
O'Reilly Automotive, Inc. *	1,540	934,087
Penske Automotive Group, Inc.	2,000	209,640
Target Corp.	7,083	1,619,528
TJX Cos., Inc. (The)	20,013	1,226,397
Tractor Supply Co.	1,600	322,320
Victoria's Secret & Co. *	3,674	173,119
Williams-Sonoma, Inc. (a)	3,791	494,650
		18,014,778
Software & Computer Services — 14.1%
Adobe, Inc. *	6,607	2,616,042
Alphabet, Inc., Class A *	1,962	4,477,657
ANSYS, Inc. *	2,615	720,929
Atlassian Corp. plc, Class A *	3,556	799,495
CACI International, Inc., Class A *	966	256,280
Cadence Design Systems, Inc. *	6,331	955,031
Ceridian HCM Holding, Inc. *	7,051	395,773
Cloudflare, Inc., Class A *	7,659	659,746
Crowdstrike Holdings, Inc., Class A *	4,909	975,713
Datadog, Inc., Class A *	6,544	790,384
Dell Technologies, Inc., Class C	12,518	588,471
DXC Technology Co. *	13,610	390,607
Dynatrace, Inc. *	11,607	445,244
F5, Inc. *	2,245	375,835
Fortinet, Inc. *	3,101	896,220
Gartner, Inc. *	2,856	829,811
HubSpot, Inc. *	1,483	562,695
InterActiveCorp. *	1,315	108,987
Intuit, Inc.	4,085	1,710,594
Manhattan Associates, Inc. *	4,616	602,619
Microsoft Corp.	17,858	4,955,952
MongoDB, Inc. *	1,992	707,021
NCR Corp. *	7,220	252,917
NortonLifeLock, Inc.	24,296	608,372
Oracle Corp.	25,375	1,862,525
Palo Alto Networks, Inc. * (a)	2,055	1,153,430
INVESTMENTS	SHARES	VALUE ($)

Software & Computer Services — continued
Paycom Software, Inc. *	1,704	479,625
Roper Technologies, Inc.	1,127	529,600
Salesforce, Inc. *	6,062	1,066,548
ServiceNow, Inc. *	3,249	1,553,347
Smartsheet, Inc., Class A *	1,342	64,859
Synopsys, Inc. *	3,423	981,682
Tyler Technologies, Inc. *	1,631	643,772
Zscaler, Inc. *	2,923	592,609
		34,610,392
Technology Hardware & Equipment — 13.2%
Advanced Micro Devices, Inc. *	20,800	1,778,816
Apple, Inc.	31,720	5,000,658
Applied Materials, Inc.	14,368	1,585,509
Broadcom, Inc.	5,548	3,075,756
CDW Corp.	4,601	750,791
Cirrus Logic, Inc. *	1,375	104,225
Concentrix Corp.	2,468	388,661
Corning, Inc.	21,678	762,849
Entegris, Inc.	5,981	666,224
HP, Inc.	26,902	985,420
Jabil, Inc.	11,146	643,459
KLA Corp.	3,325	1,061,539
Lam Research Corp.	2,616	1,218,428
Marvell Technology, Inc.	17,140	995,491
Monolithic Power Systems, Inc.	1,735	680,536
NetApp, Inc.	8,746	640,644
NVIDIA Corp.	22,563	4,184,760
NXP Semiconductors NV (China)	5,659	967,123
ON Semiconductor Corp. *	13,687	713,229
Pure Storage, Inc., Class A *	18,689	547,588
QUALCOMM, Inc.	9,553	1,334,458
Switch, Inc., Class A	20,070	599,290
TD SYNNEX Corp.	2,163	216,495
Teradyne, Inc.	5,969	629,491
Texas Instruments, Inc.	12,680	2,158,770
Wolfspeed, Inc. * (a)	6,784	622,161
		32,312,371
Telecommunications Equipment — 1.8%
Arista Networks, Inc. *	7,113	822,049
Cisco Systems, Inc.	41,656	2,040,311
Juniper Networks, Inc.	18,988	598,502
Motorola Solutions, Inc.	4,215	900,703
		4,361,565
SEE NOTES TO FINANCIAL STATEMENTS.
April 30, 2022	J.P. Morgan Exchange-Traded Funds	223

JPMorgan U.S. Momentum Factor ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF April 30, 2022 (Unaudited) (continued)
INVESTMENTS	SHARES	VALUE ($)
Common Stocks — continued
Telecommunications Service Providers — 0.9%
Charter Communications, Inc., Class A *	2,265	970,530
Comcast Corp., Class A	16,072	639,022
Liberty Broadband Corp., Class C *	4,746	530,698
		2,140,250
Tobacco — 0.7%
Altria Group, Inc.	5,373	298,578
Philip Morris International, Inc.	13,542	1,354,200
		1,652,778
Travel & Leisure — 1.1%
Boyd Gaming Corp.	8,624	522,442
Chipotle Mexican Grill, Inc. *	675	982,537
Choice Hotels International, Inc.	2,179	306,062
Hilton Worldwide Holdings, Inc. *	6,322	981,743
		2,792,784
Waste & Disposal Services — 0.9%
Republic Services, Inc.	6,372	855,568
Waste Management, Inc.	7,765	1,276,877
		2,132,445
Total Common Stocks (Cost $255,339,077)		244,520,411
Short-Term Investments — 1.5%
Investment Companies — 0.1%
JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.37% (b) (c)(Cost $214,672)	214,672	214,672
INVESTMENTS	SHARES	VALUE ($)

Investment of Cash Collateral from Securities Loaned — 1.4%
JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.37% (b) (c)(Cost $3,349,802)	3,349,802	3,349,802
Total Short-Term Investments (Cost $3,564,474)		3,564,474
Total Investments — 101.3% (Cost $258,903,551)		248,084,885
Liabilities in Excess of Other Assets — (1.3)%		(3,160,519)
NET ASSETS — 100.0%		244,924,366
Percentages indicated are based on net assets.

*	Non-income producing security.
(a)	The security or a portion of this security is on loan at April 30, 2022. The total value of securities on loan at April 30, 2022 is $3,148,692.
(b)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of April 30, 2022.

Futures contracts outstanding as of April 30, 2022:

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
Micro E-Mini S&P 500 Index	16	06/17/2022	USD	330,180	(9,957)

Abbreviations
USD	United States Dollar
SEE NOTES TO FINANCIAL STATEMENTS.
224	J.P. Morgan Exchange-Traded Funds	April 30, 2022

JPMorgan U.S. Quality Factor ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF April 30, 2022 (Unaudited)
INVESTMENTS	SHARES	VALUE ($)
Common Stocks — 99.8%
Aerospace & Defense — 0.6%
Lockheed Martin Corp.	6,100	2,635,932
Automobiles & Parts — 0.5%
Gentex Corp.	32,110	942,428
Genuine Parts Co.	9,277	1,206,474
		2,148,902
Banks — 0.6%
Bank of Hawaii Corp.	5,931	440,910
Commerce Bancshares, Inc.	13,432	918,370
US Bancorp	23,552	1,143,685
		2,502,965
Beverages — 0.7%
Brown-Forman Corp., Class B	9,827	662,733
Coca-Cola Co. (The)	12,833	829,140
Monster Beverage Corp. *	16,102	1,379,619
		2,871,492
Chemicals — 0.9%
Air Products and Chemicals, Inc.	5,127	1,200,077
Celanese Corp.	6,780	996,253
CF Industries Holdings, Inc.	13,041	1,262,760
NewMarket Corp.	699	226,903
		3,685,993
Construction & Materials — 0.7%
A O Smith Corp.	9,161	535,277
Acuity Brands, Inc.	3,841	662,496
Lennox International, Inc.	1,923	409,965
Louisiana-Pacific Corp.	4,937	318,535
Watsco, Inc.	3,113	830,486
		2,756,759
Consumer Services — 0.8%
Copart, Inc. *	10,353	1,176,618
Frontdoor, Inc. *	8,790	271,699
Grand Canyon Education, Inc. *	10,090	968,337
Rollins, Inc.	28,555	957,735
		3,374,389
Electricity — 1.5%
AES Corp. (The)	13,483	275,323
CMS Energy Corp.	11,087	761,566
Evergy, Inc.	6,114	414,835
Hawaiian Electric Industries, Inc.	11,213	460,966
IDACORP, Inc.	5,499	578,385
INVESTMENTS	SHARES	VALUE ($)

Electricity — continued
NextEra Energy, Inc.	39,761	2,823,826
PPL Corp.	20,329	575,514
		5,890,415
Electronic & Electrical Equipment — 1.4%
Allegion plc	6,568	750,328
Donaldson Co., Inc.	12,698	622,710
IDEX Corp.	5,050	958,591
Keysight Technologies, Inc. *	8,199	1,150,074
Mettler-Toledo International, Inc. *	975	1,245,592
Waters Corp. *	3,079	932,998
		5,660,293
Finance & Credit Services — 1.4%
FactSet Research Systems, Inc.	2,555	1,030,917
Moody's Corp.	5,128	1,622,909
Morningstar, Inc.	1,543	390,734
S&P Global, Inc.	7,247	2,728,496
		5,773,056
Food Producers — 0.5%
Flowers Foods, Inc.	12,086	320,521
General Mills, Inc.	4,598	325,217
Hershey Co. (The)	5,377	1,213,965
		1,859,703
Gas, Water & Multi-utilities — 0.6%
National Fuel Gas Co.	13,464	944,230
UGI Corp.	8,015	274,914
WEC Energy Group, Inc.	11,152	1,115,758
		2,334,902
General Industrials — 1.1%
3M Co.	14,474	2,087,440
Honeywell International, Inc.	1,845	357,026
Illinois Tool Works, Inc.	9,377	1,848,301
		4,292,767
Health Care Providers — 0.8%
Cerner Corp.	14,661	1,372,856
Chemed Corp.	1,934	950,348
DaVita, Inc. *	7,518	814,726
Premier, Inc., Class A	5,983	216,644
		3,354,574
Household Goods & Home Construction — 0.2%
NVR, Inc. *	226	989,023

SEE NOTES TO FINANCIAL STATEMENTS.
April 30, 2022	J.P. Morgan Exchange-Traded Funds	225

JPMorgan U.S. Quality Factor ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF April 30, 2022 (Unaudited) (continued)
INVESTMENTS	SHARES	VALUE ($)
Common Stocks — continued
Industrial Engineering — 0.8%
Cummins, Inc.	5,508	1,042,059
Graco, Inc.	13,953	865,365
Lincoln Electric Holdings, Inc.	6,657	896,898
Toro Co. (The)	4,018	321,962
		3,126,284
Industrial Metals & Mining — 0.4%
Fastenal Co.	5,955	329,371
Freeport-McMoRan, Inc.	11,880	481,734
Southern Copper Corp. (Peru)	12,374	770,529
		1,581,634
Industrial Support Services — 7.1%
Accenture plc, Class A	14,111	4,238,380
Automatic Data Processing, Inc.	11,414	2,490,307
Cintas Corp.	3,459	1,374,122
Jack Henry & Associates, Inc.	4,625	876,807
Mastercard, Inc., Class A	18,576	6,750,147
Paychex, Inc.	12,701	1,609,598
Robert Half International, Inc.	9,107	895,309
Verisk Analytics, Inc.	6,242	1,273,680
Visa, Inc., Class A	35,001	7,459,763
Western Union Co. (The)	31,610	529,784
WW Grainger, Inc.	2,430	1,215,073
		28,712,970
Industrial Transportation — 1.2%
Allison Transmission Holdings, Inc.	13,194	493,983
Landstar System, Inc.	3,589	555,936
Union Pacific Corp.	14,400	3,373,776
United Parcel Service, Inc., Class B	1,611	289,948
		4,713,643
Investment Banking & Brokerage Services — 4.0%
Berkshire Hathaway, Inc., Class B *	23,418	7,560,033
BlackRock, Inc.	3,285	2,052,074
Broadridge Financial Solutions, Inc.	7,059	1,017,414
Cboe Global Markets, Inc.	5,223	590,094
Intercontinental Exchange, Inc.	11,896	1,377,676
MarketAxess Holdings, Inc.	1,540	405,959
Nasdaq, Inc.	6,481	1,019,915
SEI Investments Co.	11,697	651,757
T. Rowe Price Group, Inc.	7,723	950,238
Virtu Financial, Inc., Class A	17,152	495,350
		16,120,510
INVESTMENTS	SHARES	VALUE ($)

Leisure Goods — 0.8%
Activision Blizzard, Inc.	24,534	1,854,770
Electronic Arts, Inc.	10,776	1,272,107
		3,126,877
Life Insurance — 0.5%
Aflac, Inc.	24,131	1,382,224
Globe Life, Inc.	8,153	799,646
		2,181,870
Media — 0.9%
Interpublic Group of Cos., Inc. (The)	31,540	1,028,835
Omnicom Group, Inc.	14,223	1,082,797
Sirius XM Holdings, Inc. (a)	150,383	902,298
World Wrestling Entertainment, Inc., Class A (a)	11,633	679,251
		3,693,181
Medical Equipment & Services — 2.0%
Abbott Laboratories	19,342	2,195,317
Bio-Techne Corp.	2,498	948,466
Edwards Lifesciences Corp. *	18,580	1,965,392
IDEXX Laboratories, Inc. *	2,891	1,244,518
Quidel Corp. *	4,791	482,070
ResMed, Inc.	5,413	1,082,438
		7,918,201
Non-life Insurance — 4.2%
Allstate Corp. (The)	11,371	1,438,886
Aon plc, Class A	6,885	1,982,811
Arch Capital Group Ltd. *	19,795	904,038
Arthur J Gallagher & Co.	8,962	1,510,007
Brown & Brown, Inc.	16,486	1,021,802
Chubb Ltd.	8,336	1,720,967
Erie Indemnity Co., Class A	3,625	581,015
Fidelity National Financial, Inc.	14,760	587,743
Hanover Insurance Group, Inc. (The)	1,831	268,828
Marsh & McLennan Cos., Inc.	14,310	2,313,927
Progressive Corp. (The)	18,588	1,995,608
Travelers Cos., Inc. (The)	7,851	1,342,992
W R Berkley Corp.	16,387	1,089,572
White Mountains Insurance Group Ltd.	60	62,881
		16,821,077
Non-Renewable Energy — 4.1%
Antero Midstream Corp.	48,556	498,670
APA Corp.	27,695	1,133,556
Chevron Corp.	29,767	4,663,596

SEE NOTES TO FINANCIAL STATEMENTS.
226	J.P. Morgan Exchange-Traded Funds	April 30, 2022

INVESTMENTS	SHARES	VALUE ($)
Common Stocks — continued
Non-Renewable Energy — continued
Coterra Energy, Inc.	46,557	1,340,376
EOG Resources, Inc.	17,873	2,086,852
Exxon Mobil Corp.	52,712	4,493,698
Kinder Morgan, Inc.	31,402	569,946
Targa Resources Corp.	15,645	1,148,500
Texas Pacific Land Corp.	475	649,135
		16,584,329
Personal Care, Drug & Grocery Stores — 3.3%
Albertsons Cos., Inc., Class A	8,159	255,214
Church & Dwight Co., Inc.	7,679	749,163
Clorox Co. (The)	5,784	829,831
Colgate-Palmolive Co.	23,763	1,830,939
Kimberly-Clark Corp.	486	67,471
McKesson Corp.	5,736	1,775,923
Procter & Gamble Co. (The)	48,468	7,781,537
		13,290,078
Personal Goods — 1.5%
Carter's, Inc.	3,713	312,783
Deckers Outdoor Corp. *	3,206	851,994
Estee Lauder Cos., Inc. (The), Class A	5,895	1,556,634
NIKE, Inc., Class B	12,847	1,602,021
Tapestry, Inc.	27,878	917,744
Under Armour, Inc., Class A *	47,623	731,489
		5,972,665
Pharmaceuticals, Biotechnology & Marijuana Producers — 10.7%
AbbVie, Inc.	34,068	5,003,908
Amgen, Inc.	12,878	3,003,021
Biogen, Inc. *	4,010	831,834
Bristol-Myers Squibb Co.	27,432	2,064,807
CureVac NV (Germany) * (a)	14,269	243,857
Eli Lilly & Co.	16,432	4,800,280
Gilead Sciences, Inc.	29,147	1,729,583
Johnson & Johnson	42,109	7,598,990
Merck & Co., Inc.	55,724	4,942,162
Moderna, Inc. *	10,204	1,371,520
Pfizer, Inc.	115,293	5,657,427
Regeneron Pharmaceuticals, Inc. *	2,244	1,479,043
Vertex Pharmaceuticals, Inc. *	7,916	2,162,809
Zoetis, Inc.	12,437	2,204,458
		43,093,699
INVESTMENTS	SHARES	VALUE ($)

Precious Metals & Mining — 0.4%
Newmont Corp.	18,440	1,343,354
Royal Gold, Inc.	860	112,213
		1,455,567
Real Estate Investment & Services — 0.3%
CBRE Group, Inc., Class A *	14,917	1,238,708
Real Estate Investment Trusts — 3.2%
American Tower Corp.	10,314	2,485,880
Camden Property Trust	3,842	602,771
Crown Castle International Corp.	5,494	1,017,544
Equity LifeStyle Properties, Inc.	10,542	814,686
Equity Residential	6,908	563,002
Extra Space Storage, Inc.	6,323	1,201,370
Gaming and Leisure Properties, Inc.	7,894	350,336
Lamar Advertising Co., Class A	9,040	998,106
Life Storage, Inc.	4,470	592,230
Public Storage	4,954	1,840,411
Rayonier, Inc.	5,428	234,490
Simon Property Group, Inc.	8,958	1,057,044
Weyerhaeuser Co.	23,742	978,645
		12,736,515
Retailers — 7.2%
AutoZone, Inc. *	824	1,611,307
Best Buy Co., Inc.	11,009	990,039
Costco Wholesale Corp.	9,691	5,152,899
Dick's Sporting Goods, Inc.	8,653	834,322
Dollar General Corp.	7,702	1,829,456
Etsy, Inc. *	6,230	580,574
Foot Locker, Inc.	16,266	476,756
Home Depot, Inc. (The)	20,903	6,279,261
Kohl's Corp.	2,283	132,140
Lowe's Cos., Inc.	481	95,108
Ollie's Bargain Outlet Holdings, Inc. *	11,314	543,638
O'Reilly Automotive, Inc. *	2,468	1,496,965
Ross Stores, Inc.	14,092	1,405,959
Target Corp.	11,110	2,540,302
Tractor Supply Co.	5,444	1,096,694
Ulta Beauty, Inc. *	3,232	1,282,458
Victoria's Secret & Co. *	17,796	838,548
Walmart, Inc.	6,386	976,994
Williams-Sonoma, Inc. (a)	6,800	887,264
		29,050,684
Software & Computer Services — 15.7%
Adobe, Inc. *	10,614	4,202,613
SEE NOTES TO FINANCIAL STATEMENTS.
April 30, 2022	J.P. Morgan Exchange-Traded Funds	227

JPMorgan U.S. Quality Factor ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF April 30, 2022 (Unaudited) (continued)
INVESTMENTS	SHARES	VALUE ($)
Common Stocks — continued
Software & Computer Services — continued
Akamai Technologies, Inc. *	8,590	964,485
Alphabet, Inc., Class A *	3,154	7,198,027
Amdocs Ltd.	8,114	646,605
Aspen Technology, Inc. *	6,755	1,070,938
Autodesk, Inc. *	7,401	1,400,861
Cadence Design Systems, Inc. *	10,473	1,579,852
CDK Global, Inc.	6,859	373,198
Cognizant Technology Solutions Corp., Class A	18,508	1,497,297
Crowdstrike Holdings, Inc., Class A *	6,902	1,371,841
Dell Technologies, Inc., Class C	11,791	554,295
DocuSign, Inc. *	7,566	612,846
Dolby Laboratories, Inc., Class A	11,695	906,012
DoubleVerify Holdings, Inc. *	9,056	196,968
Dropbox, Inc., Class A *	43,161	938,752
Dynatrace, Inc. *	11,779	451,842
EPAM Systems, Inc. *	2,522	668,305
F5, Inc. *	3,186	533,368
Fortinet, Inc. *	4,972	1,436,958
Gartner, Inc. *	4,607	1,338,564
International Business Machines Corp.	19,870	2,627,013
Intuit, Inc.	6,377	2,670,369
Manhattan Associates, Inc. *	7,506	979,908
Meta Platforms, Inc., Class A *	41,535	8,326,521
Microsoft Corp.	27,969	7,761,956
NortonLifeLock, Inc.	27,131	679,360
Palo Alto Networks, Inc. *	3,287	1,844,927
Paycom Software, Inc. *	2,566	722,252
Pinterest, Inc., Class A *	23,934	491,126
Roper Technologies, Inc.	2,665	1,252,337
ServiceNow, Inc. *	4,436	2,120,852
SS&C Technologies Holdings, Inc.	9,724	628,754
Synopsys, Inc. *	5,504	1,578,492
Teradata Corp. *	19,889	822,410
VeriSign, Inc. *	5,004	894,165
VMware, Inc., Class A	11,070	1,196,003
Zoom Video Communications, Inc., Class A *	7,026	699,579
		63,239,651
Technology Hardware & Equipment — 11.3%
Advanced Micro Devices, Inc. *	28,429	2,431,248
Amphenol Corp., Class A	8,654	618,761
Analog Devices, Inc.	15,145	2,338,085
Apple, Inc.	51,022	8,043,618
Applied Materials, Inc.	23,055	2,544,119
Broadcom, Inc.	8,892	4,929,636
INVESTMENTS	SHARES	VALUE ($)

Technology Hardware & Equipment — continued
Cirrus Logic, Inc. *	670	50,786
Corning, Inc.	15,719	553,152
Intel Corp.	81,498	3,552,498
IPG Photonics Corp. *	4,038	381,510
KLA Corp.	5,228	1,669,091
Microchip Technology, Inc.	15,039	980,543
NetApp, Inc.	9,024	661,008
NVIDIA Corp.	30,300	5,619,741
NXP Semiconductors NV (China)	6,872	1,174,425
Qorvo, Inc. *	6,714	763,919
QUALCOMM, Inc.	26,171	3,655,827
Skyworks Solutions, Inc.	5,993	679,007
TD SYNNEX Corp.	1,851	185,267
Teradyne, Inc.	10,429	1,099,842
Texas Instruments, Inc.	22,029	3,750,437
		45,682,520
Telecommunications Equipment — 1.7%
Cisco Systems, Inc.	87,397	4,280,705
Lumentum Holdings, Inc. * (a)	10,223	830,210
Motorola Solutions, Inc.	5,685	1,214,828
Ubiquiti, Inc. (a)	2,337	659,618
		6,985,361
Telecommunications Service Providers — 0.9%
Verizon Communications, Inc.	76,597	3,546,441
Tobacco — 1.3%
Altria Group, Inc.	46,526	2,585,450
Philip Morris International, Inc.	25,563	2,556,300
		5,141,750
Travel & Leisure — 3.0%
Choice Hotels International, Inc.	6,075	853,295
Copa Holdings SA, Class A (Panama) * (a)	7,300	550,201
Domino's Pizza, Inc.	2,674	903,812
Expedia Group, Inc. *	7,389	1,291,228
Live Nation Entertainment, Inc. *	5,848	613,338
McDonald's Corp.	17,452	4,348,340
Starbucks Corp.	30,788	2,298,016
Yum! Brands, Inc.	12,281	1,437,000
		12,295,230
Waste & Disposal Services — 1.0%
Clean Harbors, Inc. *	5,624	590,126
Republic Services, Inc.	9,557	1,283,219

SEE NOTES TO FINANCIAL STATEMENTS.
228	J.P. Morgan Exchange-Traded Funds	April 30, 2022

INVESTMENTS	SHARES	VALUE ($)
Common Stocks — continued
Waste & Disposal Services — continued
Stericycle, Inc. *	3,306	165,928
Waste Management, Inc.	11,063	1,819,200
		3,858,473
Total Common Stocks (Cost $399,008,342)		402,299,083
Short-Term Investments — 1.0%
Investment Companies — 0.1%
JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.37% (b) (c)(Cost $442,519)	442,519	442,519
Investment of Cash Collateral from Securities Loaned — 0.9%
JPMorgan Securities Lending Money Market Fund Class Agency SL Shares, 0.37% (b) (c)	497,925	497,576
JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.37% (b) (c)	3,004,452	3,004,452
Total Investment of Cash Collateral from Securities Loaned (Cost $3,502,177)		3,502,028
Total Short-Term Investments (Cost $3,944,696)		3,944,547
Total Investments — 100.8% (Cost $402,953,038)		406,243,630
Liabilities in Excess of Other Assets — (0.8)%		(3,245,652)
NET ASSETS — 100.0%		402,997,978
Percentages indicated are based on net assets.

*	Non-income producing security.
(a)	The security or a portion of this security is on loan at April 30, 2022. The total value of securities on loan at April 30, 2022 is $3,301,227.
(b)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of April 30, 2022.
Futures contracts outstanding as of April 30, 2022:

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
Micro E-Mini S&P 500 Index	24	06/17/2022	USD	495,270	(19,707)

Abbreviations
USD	United States Dollar
SEE NOTES TO FINANCIAL STATEMENTS.
April 30, 2022	J.P. Morgan Exchange-Traded Funds	229

JPMorgan U.S. Value Factor ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF April 30, 2022 (Unaudited)
INVESTMENTS	SHARES	VALUE ($)
Common Stocks — 99.8%
Aerospace & Defense — 2.0%
General Dynamics Corp.	7,928	1,875,210
Huntington Ingalls Industries, Inc. (a)	3,967	843,939
L3Harris Technologies, Inc.	8,407	1,952,610
Northrop Grumman Corp.	4,771	2,096,377
Raytheon Technologies Corp.	27,382	2,598,826
Textron, Inc.	14,291	989,652
		10,356,614
Automobiles & Parts — 2.0%
BorgWarner, Inc.	34,466	1,269,383
Ford Motor Co.	156,603	2,217,498
General Motors Co. *	51,112	1,937,656
Gentex Corp.	40,378	1,185,094
Genuine Parts Co.	11,962	1,555,658
Lear Corp.	8,563	1,095,550
LKQ Corp.	27,277	1,353,758
		10,614,597
Banks — 4.7%
Bank OZK	9,835	377,861
BOK Financial Corp.	7,500	621,975
Citigroup, Inc.	68,384	3,296,793
Citizens Financial Group, Inc.	33,351	1,314,029
Comerica, Inc.	15,435	1,264,127
Fifth Third Bancorp	41,527	1,558,508
First Hawaiian, Inc.	27,326	645,167
First Horizon Corp.	59,536	1,332,416
FNB Corp.	95,556	1,100,805
KeyCorp	70,322	1,357,918
M&T Bank Corp.	15,419	2,569,422
New York Community Bancorp, Inc. (a)	103,242	953,956
PacWest Bancorp	11,264	370,473
Popular, Inc. (Puerto Rico)	14,967	1,167,276
Prosperity Bancshares, Inc.	5,792	378,681
Regions Financial Corp.	72,432	1,500,791
Synovus Financial Corp.	23,686	983,916
Truist Financial Corp.	43,972	2,126,046
Umpqua Holdings Corp.	36,549	604,521
US Bancorp	10,493	509,540
Zions Bancorp NA	15,947	901,165
		24,935,386
Beverages — 0.3%
Molson Coors Beverage Co., Class B	26,072	1,411,538
Chemicals — 0.7%
Chemours Co. (The)	25,442	841,367
INVESTMENTS	SHARES	VALUE ($)

Chemicals — continued
Eastman Chemical Co.	1,386	142,301
Huntsman Corp.	28,588	968,275
LyondellBasell Industries NV, Class A	17,858	1,893,484
		3,845,427
Construction & Materials — 0.7%
Acuity Brands, Inc.	4,251	733,212
MDU Resources Group, Inc.	21,195	545,983
Mohawk Industries, Inc. *	7,186	1,013,657
Owens Corning	15,150	1,377,590
		3,670,442
Consumer Services — 0.9%
AMERCO	825	441,771
eBay, Inc.	30,734	1,595,709
Grand Canyon Education, Inc. *	8,660	831,100
H&R Block, Inc.	25,509	665,020
Service Corp. International	19,989	1,311,478
		4,845,078
Electricity — 2.1%
Avangrid, Inc.	10,468	464,256
Consolidated Edison, Inc.	16,839	1,561,649
Evergy, Inc.	13,792	935,787
FirstEnergy Corp.	25,141	1,088,857
Hawaiian Electric Industries, Inc.	20,604	847,030
NRG Energy, Inc.	35,332	1,268,419
OGE Energy Corp.	17,418	673,728
Pinnacle West Capital Corp.	17,571	1,251,055
PPL Corp.	55,552	1,572,677
Southern Co. (The)	22,132	1,624,268
		11,287,726
Electronic & Electrical Equipment — 1.8%
Crane Co. (a)	12,067	1,161,207
Emerson Electric Co.	23,654	2,133,118
Hubbell, Inc.	6,625	1,294,260
Johnson Controls International plc	31,724	1,899,316
MKS Instruments, Inc.	5,483	624,952
nVent Electric plc	35,750	1,207,635
Pentair plc	19,200	974,400
		9,294,888
Finance & Credit Services — 0.6%
Ally Financial, Inc.	28,890	1,154,444

SEE NOTES TO FINANCIAL STATEMENTS.
230	J.P. Morgan Exchange-Traded Funds	April 30, 2022

INVESTMENTS	SHARES	VALUE ($)
Common Stocks — continued
Finance & Credit Services — continued
MGIC Investment Corp.	55,302	722,244
OneMain Holdings, Inc.	24,208	1,111,874
		2,988,562
Food Producers — 2.9%
Archer-Daniels-Midland Co.	21,700	1,943,452
Bunge Ltd.	3,212	363,341
Campbell Soup Co. (a)	23,428	1,106,270
Conagra Brands, Inc.	36,868	1,287,799
Corteva, Inc.	23,652	1,364,484
Flowers Foods, Inc.	37,489	994,208
General Mills, Inc.	28,339	2,004,418
Ingredion, Inc.	6,933	590,068
J M Smucker Co. (The)	10,185	1,394,632
Kellogg Co.	14,144	968,864
Kraft Heinz Co. (The)	41,590	1,772,982
Tyson Foods, Inc., Class A	18,983	1,768,456
		15,558,974
Gas, Water & Multi-utilities — 1.0%
Duke Energy Corp.	29,446	3,243,771
National Fuel Gas Co.	10,413	730,264
UGI Corp.	35,456	1,216,141
		5,190,176
General Industrials — 2.8%
3M Co.	15,884	2,290,790
Amcor plc	78,167	927,061
Berry Global Group, Inc. *	12,322	694,345
Carlisle Cos., Inc.	767	198,929
Dover Corp.	10,066	1,341,798
DuPont de Nemours, Inc.	5,962	393,075
Eaton Corp. plc	16,287	2,361,941
Graphic Packaging Holding Co.	19,499	425,078
Packaging Corp. of America	9,124	1,470,515
Parker-Hannifin Corp.	6,782	1,836,701
Silgan Holdings, Inc.	21,262	943,395
Sonoco Products Co.	5,818	360,192
Westrock Co.	31,611	1,565,693
		14,809,513
Health Care Providers — 4.9%
Anthem, Inc.	8,094	4,062,621
Centene Corp. *	21,255	1,712,090
Cerner Corp.	16,406	1,536,258
Cigna Corp.	12,224	3,016,639
INVESTMENTS	SHARES	VALUE ($)

Health Care Providers — continued
Encompass Health Corp.	6,830	470,109
Humana, Inc.	4,851	2,156,561
Premier, Inc., Class A	17,674	639,976
UnitedHealth Group, Inc.	22,144	11,261,331
Universal Health Services, Inc., Class B	7,744	948,872
		25,804,457
Household Goods & Home Construction — 1.5%
DR Horton, Inc.	18,770	1,306,204
Leggett & Platt, Inc.	29,827	1,062,736
Lennar Corp., Class A	16,437	1,257,266
Newell Brands, Inc.	56,971	1,318,879
PulteGroup, Inc.	27,555	1,150,697
Toll Brothers, Inc.	19,463	902,499
Whirlpool Corp. (a)	6,359	1,154,286
		8,152,567
Industrial Engineering — 1.7%
AGCO Corp.	8,712	1,109,909
Brunswick Corp.	8,459	639,585
Caterpillar, Inc.	17,039	3,587,391
Cummins, Inc.	7,506	1,420,060
Snap-on, Inc.	6,603	1,403,071
Stanley Black & Decker, Inc.	8,946	1,074,862
		9,234,878
Industrial Materials — 0.3%
International Paper Co.	35,538	1,644,699
Industrial Metals & Mining — 0.8%
Nucor Corp.	14,654	2,268,146
Reliance Steel & Aluminum Co.	7,373	1,461,697
Timken Co. (The)	10,042	578,821
		4,308,664
Industrial Support Services — 1.6%
ADT, Inc. (a)	71,279	488,261
Bread Financial Holdings, Inc.	19,306	1,057,969
Capital One Financial Corp.	18,347	2,286,403
ManpowerGroup, Inc.	12,914	1,164,843
MSC Industrial Direct Co., Inc., Class A	12,084	1,001,280
Robert Half International, Inc.	4,291	421,848
Synchrony Financial	42,371	1,559,677
Western Union Co. (The)	28,382	475,682
		8,455,963
Industrial Transportation — 2.1%
Allison Transmission Holdings, Inc.	18,443	690,506
SEE NOTES TO FINANCIAL STATEMENTS.
April 30, 2022	J.P. Morgan Exchange-Traded Funds	231

JPMorgan U.S. Value Factor ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF April 30, 2022 (Unaudited) (continued)
INVESTMENTS	SHARES	VALUE ($)
Common Stocks — continued
Industrial Transportation — continued
Knight-Swift Transportation Holdings, Inc.	14,025	671,657
Norfolk Southern Corp.	8,712	2,246,651
Oshkosh Corp.	10,725	991,419
PACCAR, Inc.	17,247	1,432,363
Ryder System, Inc.	15,179	1,061,012
Schneider National, Inc., Class B	22,715	536,756
Union Pacific Corp.	14,021	3,284,980
		10,915,344
Investment Banking & Brokerage Services — 1.1%
Bank of New York Mellon Corp. (The)	39,776	1,672,979
Franklin Resources, Inc.	26,984	663,537
Invesco Ltd.	59,643	1,096,238
Jefferies Financial Group, Inc.	37,053	1,139,750
State Street Corp.	19,364	1,296,807
		5,869,311
Leisure Goods — 1.5%
Activision Blizzard, Inc.	32,561	2,461,611
Garmin Ltd.	11,820	1,297,127
Harley-Davidson, Inc.	32,071	1,168,988
Hasbro, Inc.	15,060	1,326,184
Polaris, Inc. (a)	10,771	1,022,599
Thor Industries, Inc. (a)	12,018	919,978
		8,196,487
Life Insurance — 1.6%
Lincoln National Corp.	22,297	1,341,164
MetLife, Inc.	34,441	2,262,085
Principal Financial Group, Inc.	22,783	1,552,434
Prudential Financial, Inc.	19,669	2,134,283
Unum Group	45,063	1,375,323
		8,665,289
Media — 2.2%
Fox Corp., Class A	33,481	1,199,959
Interpublic Group of Cos., Inc. (The)	42,135	1,374,444
Liberty Media Corp.-Liberty SiriusXM, Class C *	10,549	441,792
News Corp., Class A	62,169	1,234,677
Nexstar Media Group, Inc., Class A	6,984	1,106,405
Nielsen Holdings plc	66,851	1,792,275
Omnicom Group, Inc.	18,923	1,440,608
Paramount Global, Class B	44,551	1,297,325
Warner Bros Discovery, Inc. *	90,508	1,642,720
		11,530,205
INVESTMENTS	SHARES	VALUE ($)

Medical Equipment & Services — 2.2%
Baxter International, Inc.	9,387	667,040
Becton Dickinson and Co.	9,116	2,253,384
Embecta Corp. *	1,841	56,022
Laboratory Corp. of America Holdings *	3,890	934,689
Medtronic plc	39,064	4,076,719
PerkinElmer, Inc.	6,448	945,342
Quest Diagnostics, Inc.	11,011	1,473,712
Quidel Corp. *	5,176	520,809
Zimmer Biomet Holdings, Inc.	7,892	952,959
		11,880,676
Mortgage Real Estate Investment Trusts — 0.8%
AGNC Investment Corp.	84,913	932,345
Annaly Capital Management, Inc.	190,894	1,225,540
New Residential Investment Corp.	95,558	993,803
Starwood Property Trust, Inc.	41,421	947,712
		4,099,400
Non-life Insurance — 1.5%
American International Group, Inc.	28,346	1,658,524
Assured Guaranty Ltd.	19,941	1,099,746
Axis Capital Holdings Ltd.	6,789	389,213
Everest Re Group Ltd.	3,053	838,690
First American Financial Corp.	17,780	1,036,752
Hartford Financial Services Group, Inc. (The)	10,857	759,230
Mercury General Corp.	10,512	530,120
Old Republic International Corp.	48,652	1,070,831
Reinsurance Group of America, Inc.	6,141	659,052
		8,042,158
Non-Renewable Energy — 4.2%
Antero Midstream Corp.	85,713	880,273
Chevron Corp.	29,312	4,592,311
ConocoPhillips	5,004	477,982
Exxon Mobil Corp.	111,362	9,493,610
HF Sinclair Corp. *	28,357	1,078,133
Kinder Morgan, Inc.	106,444	1,931,959
ONEOK, Inc.	19,104	1,209,856
Valero Energy Corp.	8,597	958,394
Williams Cos., Inc. (The)	43,794	1,501,696
		22,124,214
Personal Care, Drug & Grocery Stores — 1.6%
Albertsons Cos., Inc., Class A	28,121	879,625
CVS Health Corp.	43,102	4,143,395
Kroger Co. (The)	31,886	1,720,568

SEE NOTES TO FINANCIAL STATEMENTS.
232	J.P. Morgan Exchange-Traded Funds	April 30, 2022

INVESTMENTS	SHARES	VALUE ($)
Common Stocks — continued
Personal Care, Drug & Grocery Stores — continued
Spectrum Brands Holdings, Inc.	1,628	138,494
Walgreens Boots Alliance, Inc.	40,764	1,728,394
		8,610,476
Personal Goods — 1.2%
Capri Holdings Ltd. *	15,205	725,279
Carter's, Inc.	12,171	1,025,285
Columbia Sportswear Co.	6,203	509,638
Hanesbrands, Inc.	59,124	783,984
PVH Corp.	15,646	1,138,716
Ralph Lauren Corp.	10,611	1,107,152
Tapestry, Inc.	36,754	1,209,942
		6,499,996
Pharmaceuticals, Biotechnology & Marijuana Producers — 6.5%
Amgen, Inc.	13,531	3,155,294
Biogen, Inc. *	3,916	812,335
Bristol-Myers Squibb Co.	43,339	3,262,126
Cardinal Health, Inc.	16,738	971,641
Gilead Sciences, Inc.	38,255	2,270,052
Johnson & Johnson	54,099	9,762,706
Merck & Co., Inc.	68,202	6,048,835
Perrigo Co. plc	6,973	239,174
Pfizer, Inc.	141,189	6,928,144
Sage Therapeutics, Inc. *	6,786	213,895
United Therapeutics Corp. *	4,733	840,391
		34,504,593
Real Estate Investment & Services — 0.2%
Jones Lang LaSalle, Inc. *	4,137	904,886
Real Estate Investment Trusts — 3.3%
Brixmor Property Group, Inc.	30,218	766,933
Cousins Properties, Inc.	10,003	359,108
EPR Properties (a)	8,033	421,893
Equity Residential	14,438	1,176,697
Gaming and Leisure Properties, Inc.	11,738	520,932
Highwoods Properties, Inc.	18,389	751,007
Iron Mountain, Inc.	17,224	925,446
Kilroy Realty Corp.	10,090	706,300
Kimco Realty Corp.	60,754	1,538,899
Medical Properties Trust, Inc.	49,048	901,993
National Retail Properties, Inc.	16,444	720,905
Omega Healthcare Investors, Inc.	25,292	644,440
Regency Centers Corp.	11,418	785,901
Simon Property Group, Inc.	10,499	1,238,882
SL Green Realty Corp. (a)	15,626	1,081,632
INVESTMENTS	SHARES	VALUE ($)

Real Estate Investment Trusts — continued
Ventas, Inc.	16,235	901,854
VICI Properties, Inc.	34,637	1,032,529
Vornado Realty Trust	12,940	500,907
Welltower, Inc.	15,850	1,439,338
Weyerhaeuser Co.	7,742	319,125
WP Carey, Inc.	10,538	851,154
		17,585,875
Retailers — 4.6%
Advance Auto Parts, Inc.	6,322	1,262,061
AutoNation, Inc. *	10,167	1,178,457
Best Buy Co., Inc.	14,841	1,334,651
Dick's Sporting Goods, Inc. (a)	11,042	1,064,669
Dollar General Corp.	8,243	1,957,960
Foot Locker, Inc.	29,362	860,600
Gap, Inc. (The)	73,176	908,846
Kohl's Corp.	22,147	1,281,868
Lithia Motors, Inc.	4,013	1,136,201
Penske Automotive Group, Inc.	11,579	1,213,711
Qurate Retail, Inc., Series A	163,725	689,282
Target Corp.	14,317	3,273,582
Victoria's Secret & Co. *	23,666	1,115,142
Walmart, Inc.	39,727	6,077,834
Williams-Sonoma, Inc. (a)	7,529	982,384
		24,337,248
Software & Computer Services — 13.1%
Akamai Technologies, Inc. *	10,631	1,193,649
Alphabet, Inc., Class A *	4,032	9,201,790
Amdocs Ltd.	16,489	1,314,008
Aspen Technology, Inc. *	1,035	164,089
Black Knight, Inc. *	10,034	660,137
CACI International, Inc., Class A *	4,190	1,111,607
CDK Global, Inc.	26,362	1,434,356
Change Healthcare, Inc. *	37,430	881,851
Citrix Systems, Inc.	9,902	991,190
Clarivate plc *	37,382	586,150
Cognizant Technology Solutions Corp., Class A	25,382	2,053,404
Dell Technologies, Inc., Class C	15,330	720,663
Dolby Laboratories, Inc., Class A	16,800	1,301,496
Dun & Bradstreet Holdings, Inc. *	35,976	568,061
DXC Technology Co. *	28,479	817,347
F5, Inc. *	5,223	874,382
Hewlett Packard Enterprise Co.	99,142	1,527,778
InterActiveCorp. *	7,100	588,448
SEE NOTES TO FINANCIAL STATEMENTS.
April 30, 2022	J.P. Morgan Exchange-Traded Funds	233

JPMorgan U.S. Value Factor ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF April 30, 2022 (Unaudited) (continued)
INVESTMENTS	SHARES	VALUE ($)
Common Stocks — continued
Software & Computer Services — continued
International Business Machines Corp.	30,758	4,066,515
Intuit, Inc.	7,284	3,050,175
Leidos Holdings, Inc.	13,707	1,418,812
Meta Platforms, Inc., Class A *	44,199	8,860,574
Microsoft Corp.	35,651	9,893,866
N-able, Inc. *	12,587	125,870
NCR Corp. *	21,871	766,141
NortonLifeLock, Inc.	44,159	1,105,741
Oracle Corp.	51,346	3,768,796
PTC, Inc. *	7,486	854,976
Roper Technologies, Inc.	3,585	1,684,663
Salesforce, Inc. *	25,458	4,479,081
Science Applications International Corp.	13,390	1,114,450
SolarWinds Corp.	23,784	294,208
SS&C Technologies Holdings, Inc.	20,028	1,295,011
Teradata Corp. *	21,827	902,546
		69,671,831
Technology Hardware & Equipment — 14.4%
Amphenol Corp., Class A	21,212	1,516,658
Analog Devices, Inc.	19,196	2,963,478
Apple, Inc.	67,682	10,670,067
Applied Materials, Inc.	30,621	3,379,027
Arrow Electronics, Inc. *	9,789	1,153,732
Avnet, Inc.	26,200	1,143,892
Azenta, Inc.	9,176	687,833
Broadcom, Inc.	11,254	6,239,105
CDW Corp.	8,811	1,437,779
Cirrus Logic, Inc. *	9,093	689,249
Concentrix Corp.	3,820	601,574
Corning, Inc.	47,121	1,658,188
Entegris, Inc.	12,004	1,337,126
HP, Inc.	53,683	1,966,408
Intel Corp.	122,973	5,360,393
IPG Photonics Corp. *	5,162	487,706
Jabil, Inc.	23,564	1,360,350
KLA Corp.	6,658	2,125,633
Lam Research Corp.	5,341	2,487,624
Marvell Technology, Inc.	30,608	1,777,713
Microchip Technology, Inc.	24,845	1,619,894
Micron Technology, Inc.	41,063	2,800,086
National Instruments Corp.	17,332	626,378
NetApp, Inc.	19,195	1,406,034
NXP Semiconductors NV (China)	9,723	1,661,661
ON Semiconductor Corp. *	29,324	1,528,074
INVESTMENTS	SHARES	VALUE ($)

Technology Hardware & Equipment — continued
Qorvo, Inc. *	9,003	1,024,361
QUALCOMM, Inc.	34,743	4,853,250
Skyworks Solutions, Inc.	12,170	1,378,861
TD SYNNEX Corp.	11,630	1,164,047
Teradyne, Inc.	11,850	1,249,701
Texas Instruments, Inc.	27,609	4,700,432
Universal Display Corp.	4,804	613,615
Vertiv Holdings Co.	35,446	444,138
Western Digital Corp. *	29,612	1,571,509
Xerox Holdings Corp.	62,678	1,090,597
		76,776,173
Telecommunications Equipment — 1.1%
Cisco Systems, Inc.	99,021	4,850,049
Juniper Networks, Inc.	34,777	1,096,171
		5,946,220
Telecommunications Service Providers — 1.4%
AT&T, Inc.	188,701	3,558,901
Comcast Corp., Class A	49,486	1,967,563
DISH Network Corp., Class A * (a)	32,695	932,135
Lumen Technologies, Inc.	94,789	953,577
Verizon Communications, Inc.	5,269	243,955
		7,656,131
Tobacco — 0.8%
Altria Group, Inc.	54,692	3,039,234
Philip Morris International, Inc.	12,156	1,215,600
		4,254,834
Travel & Leisure — 1.1%
Boyd Gaming Corp.	13,283	804,684
Copa Holdings SA, Class A (Panama) * (a)	13,382	1,008,601
Darden Restaurants, Inc.	11,465	1,510,285
Travel + Leisure Co.	23,524	1,305,112
Wendy's Co. (The)	55,586	1,098,379
Wyndham Hotels & Resorts, Inc.	2,368	208,289
		5,935,350
Total Common Stocks (Cost $564,237,538)		530,416,846
Short-Term Investments — 1.9%
Investment Companies — 0.1%
JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.37% (b) (c)(Cost $512,860)	512,860	512,860

SEE NOTES TO FINANCIAL STATEMENTS.
234	J.P. Morgan Exchange-Traded Funds	April 30, 2022

INVESTMENTS	SHARES	VALUE ($)
Short-Term Investments — continued
Investment of Cash Collateral from Securities Loaned — 1.8%
JPMorgan Securities Lending Money Market Fund Class Agency SL Shares, 0.37% (b) (c)	6,299,773	6,295,363
JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.37% (b) (c)	3,034,556	3,034,556
Total Investment of Cash Collateral from Securities Loaned (Cost $9,328,789)		9,329,919
Total Short-Term Investments (Cost $9,841,649)		9,842,779
Total Investments — 101.7% (Cost $574,079,187)		540,259,625
Liabilities in Excess of Other Assets — (1.7)%		(8,815,958)
NET ASSETS — 100.0%		531,443,667
Percentages indicated are based on net assets.

*	Non-income producing security.
(a)	The security or a portion of this security is on loan at April 30, 2022. The total value of securities on loan at April 30, 2022 is $8,759,167.
(b)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of April 30, 2022.
Futures contracts outstanding as of April 30, 2022:

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
Micro E-Mini S&P 500 Index	39	06/17/2022	USD	804,814	(14,854)

Abbreviations
USD	United States Dollar
SEE NOTES TO FINANCIAL STATEMENTS.
April 30, 2022	J.P. Morgan Exchange-Traded Funds	235

STATEMENTS OF ASSETS AND LIABILITIES
AS OF April 30, 2022 (Unaudited)
	JPMorgan ActiveBuilders Emerging Markets Equity ETF	JPMorgan ActiveBuilders International Equity ETF	JPMorgan BetaBuilders Canada ETF	JPMorgan BetaBuilders Developed Asia Pacific ex-Japan ETF (formerly known as JPMorgan BetaBuilders Developed Asia ex-Japan ETF)
ASSETS:
Investments in non-affiliates, at value	$ 711,351,002	$24,574,404	$6,512,686,175	$4,273,719,667
Investments in affiliates, at value	14,335,116	450,008	—	—
Investments of cash collateral received from securities loaned, at value (See Note 2.C)	368,660	152,324	478,266,529	10,861,479
Cash	1,093,614	56,260	3,920	10,000
Foreign currency, at value	639,700	83,344	22,271,527	10,914,300
Deposits at broker for futures contracts	—	—	1,675,824	1,139,534
Segregated cash balance with Authorized Participant for deposit securities	241,731	—	371,477	—
Receivables:
Investment securities sold	67,365	—	—	—
Fund shares sold	76,826	—	—	—
Dividends from non-affiliates	1,207,846	90,503	10,911,706	5,084,969
Dividends from affiliates	164	5	—	—
Tax reclaims	4,803	26,084	—	317,370
Securities lending income (See Note 2.C)	273	96	111,327	4,561
Due from Authorized Participant	214,336	—	—	—
Other assets	29,596	—	205,668	196,488
Total Assets	729,631,032	25,433,028	7,026,504,153	4,302,248,368
LIABILITIES:
Payables:
Investment securities purchased	638,814	—	—	65,714
Collateral received on securities loaned (See Note 2.C)	368,660	152,324	478,266,529	10,861,479
Variation margin on futures contracts	—	—	68,591	52,564
Collateral upon return of deposit securities	241,731	—	371,477	—
Accrued liabilities:
Management fees (See Note 3.A)	199,987	4,897	1,103,055	725,289
Other	—	362	—	16,296
Total Liabilities	1,449,192	157,583	479,809,652	11,721,342
Net Assets	$ 728,181,840	$25,275,445	$6,546,694,501	$4,290,527,026
SEE NOTES TO FINANCIAL STATEMENTS.
236	J.P. Morgan Exchange-Traded Funds	April 30, 2022

	JPMorgan ActiveBuilders Emerging Markets Equity ETF	JPMorgan ActiveBuilders International Equity ETF	JPMorgan BetaBuilders Canada ETF	JPMorgan BetaBuilders Developed Asia Pacific ex-Japan ETF (formerly known as JPMorgan BetaBuilders Developed Asia ex-Japan ETF)
NET ASSETS:
Paid-in-Capital	$ 858,279,180	$28,789,940	$5,304,819,830	$4,394,889,597
Total distributable earnings (loss)	(130,097,340)	(3,514,495)	1,241,874,671	(104,362,571)
Total Net Assets:	$ 728,181,840	$25,275,445	$6,546,694,501	$4,290,527,026
Outstanding number of shares (unlimited number of shares authorized - par value $0.0001)	19,100,000	600,000	101,298,911	82,398,641
Net asset value, per share	$ 38.12	$ 42.13	$ 64.63	$ 52.07
Cost of investments in non-affiliates	$ 823,873,143	$27,713,962	$5,175,314,258	$4,178,595,820
Cost of investments in affiliates	14,334,650	450,008	—	—
Cost of foreign currency	641,310	84,526	22,446,757	11,167,513
Investment securities on loan, at value (See Note 2.C)	345,193	144,797	440,727,186	7,721,703
Cost of investment of cash collateral (See Note 2.C)	368,660	152,324	478,272,533	10,861,861
SEE NOTES TO FINANCIAL STATEMENTS.
April 30, 2022	J.P. Morgan Exchange-Traded Funds	237

STATEMENTS OF ASSETS AND LIABILITIES
AS OF April 30, 2022 (Unaudited) (continued)
	JPMorgan BetaBuilders Europe ETF	JPMorgan BetaBuilders International Equity ETF	JPMorgan BetaBuilders Japan ETF	JPMorgan BetaBuilders U.S. Equity ETF
ASSETS:
Investments in non-affiliates, at value	$ 9,364,866,373	$2,914,099,386	$7,030,019,552	$1,066,498,890
Investments in affiliates, at value	—	9,889,216	—	14,447,307
Investments of cash collateral received from securities loaned, at value (See Note 2.C)	570,727,372	80,452,707	11,683,998	4,273,902
Cash	213,331	1,497,240	110,284	5,653
Foreign currency, at value	31,789,856	1,917,003	13,541,930	—
Deposits at broker for futures contracts	8,690,807	—	4,290,941	380,000
Receivables:
Dividends from non-affiliates	23,900,926	12,145,683	70,972,945	722,688
Dividends from affiliates	—	99	—	41
Tax reclaims	18,910,667	4,832,214	71,906	—
Securities lending income (See Note 2.C)	447,091	73,973	31,580	1,919
Variation margin on futures contracts	—	1,330,327	2,016,091	—
Other assets	118,837	—	148,340	34,967
Total Assets	10,019,665,260	3,026,237,848	7,132,887,567	1,086,365,367
LIABILITIES:
Payables:
Investment securities purchased	—	—	—	186,750
Collateral received on securities loaned (See Note 2.C)	570,727,372	80,452,707	11,683,998	4,273,902
Variation margin on futures contracts	524,356	—	—	160,411
Accrued liabilities:
Management fees (See Note 3.A)	814,789	176,056	1,175,559	18,144
Other	—	25,773	—	—
Total Liabilities	572,066,517	80,654,536	12,859,557	4,639,207
Net Assets	$ 9,447,598,743	$2,945,583,312	$7,120,028,010	$1,081,726,160
NET ASSETS:
Paid-in-Capital	$10,167,136,425	$2,834,769,236	$8,112,232,251	$1,070,585,940
Total distributable earnings (loss)	(719,537,682)	110,814,076	(992,204,241)	11,140,220
Total Net Assets:	$ 9,447,598,743	$2,945,583,312	$7,120,028,010	$1,081,726,160
Outstanding number of shares (unlimited number of shares authorized - par value $0.0001)	183,299,596	56,800,000	152,797,548	14,550,000
Net asset value, per share	$ 51.54	$ 51.86	$ 46.60	$ 74.35
Cost of investments in non-affiliates	$10,215,627,530	$2,828,172,941	$7,926,422,905	$1,058,374,731
Cost of investments in affiliates	—	9,889,216	—	16,003,587
Cost of foreign currency	32,014,874	1,922,933	13,935,313	—
Investment securities on loan, at value (See Note 2.C)	502,857,161	65,283,866	11,113,596	3,968,472
Cost of investment of cash collateral (See Note 2.C)	570,721,952	80,457,110	11,682,989	4,273,902
SEE NOTES TO FINANCIAL STATEMENTS.
238	J.P. Morgan Exchange-Traded Funds	April 30, 2022

	JPMorgan BetaBuilders U.S. Mid Cap Equity ETF	JPMorgan BetaBuilders U.S. Small Cap Equity ETF	JPMorgan Carbon Transition U.S. Equity ETF	JPMorgan Climate Change Solutions ETF
ASSETS:
Investments in non-affiliates, at value	$1,499,507,503	$490,717,159	$22,175,974	$20,565,141
Investments in affiliates, at value	4,118,599	6,867,283	11,653	—
Investments of cash collateral received from securities loaned, at value (See Note 2.C)	38,690,531	7,995,973	—	—
Cash	5,365	745	343	180,630
Deposits at broker for futures contracts	429,000	460,000	12,000	—
Receivables:
Fund shares sold	64,401,591	73,170,185	—	—
Dividends from non-affiliates	469,756	111,351	18,452	32,052
Dividends from affiliates	41	69	—	—
Tax reclaims	—	—	—	15,583
Securities lending income (See Note 2.C)	49,916	37,662	—	—
Total Assets	1,607,672,302	579,360,427	22,218,422	20,793,406
LIABILITIES:
Payables:
Foreign currency due to custodian, at value	—	—	—	4,669
Investment securities purchased	64,096,659	71,359,839	—	—
Collateral received on securities loaned (See Note 2.C)	38,690,531	7,995,973	—	—
Variation margin on futures contracts	119,850	199,026	798	—
Accrued liabilities:
Management fees (See Note 3.A)	87,211	33,432	2,401	8,878
Other	25,977	7,540	298	—
Total Liabilities	103,020,228	79,595,810	3,497	13,547
Net Assets	$1,504,652,074	$499,764,617	$22,214,925	$20,779,859
NET ASSETS:
Paid-in-Capital	$1,518,123,680	$571,162,967	$20,477,261	$26,388,065
Total distributable earnings (loss)	(13,471,606)	(71,398,350)	1,737,664	(5,608,206)
Total Net Assets:	$1,504,652,074	$499,764,617	$22,214,925	$20,779,859
Outstanding number of shares (unlimited number of shares authorized - par value $0.0001)	19,275,000	9,050,000	400,000	550,000
Net asset value, per share	$ 78.06	$ 55.22	$ 55.54	$ 37.78
Cost of investments in non-affiliates	$1,584,975,117	$564,528,261	$21,629,947	$25,003,052
Cost of investments in affiliates	4,118,599	6,867,283	11,653	—
Investment securities on loan, at value (See Note 2.C)	36,202,057	7,449,030	—	—
Cost of investment of cash collateral (See Note 2.C)	38,690,417	7,996,972	—	—
SEE NOTES TO FINANCIAL STATEMENTS.
April 30, 2022	J.P. Morgan Exchange-Traded Funds	239

STATEMENTS OF ASSETS AND LIABILITIES
AS OF April 30, 2022 (Unaudited) (continued)
	JPMorgan Diversified Return Emerging Markets Equity ETF	JPMorgan Diversified Return International Equity ETF	JPMorgan Diversified Return U.S. Equity ETF	JPMorgan Diversified Return U.S. Mid Cap Equity ETF
ASSETS:
Investments in non-affiliates, at value	$164,866,553	$ 753,764,064	$555,137,098	$246,257,623
Investments in affiliates, at value	—	268,189	1,137,701	250,728
Investments of cash collateral received from securities loaned, at value (See Note 2.C)	780,542	16,702,824	11,632,903	7,764,364
Cash	278,125	506,321	1,940	7,172
Foreign currency, at value	175,224	52,027	—	—
Deposits at broker for futures contracts	—	424,600	132,400	15,000
Receivables:
Investment securities sold	—	541,238	—	—
Fund shares sold	—	—	—	18,128,281
Dividends from non-affiliates	425,293	4,925,420	511,030	139,041
Dividends from affiliates	—	3	11	2
Tax reclaims	5,735	1,444,991	—	—
Securities lending income (See Note 2.C)	216	8,836	1,041	724
Other assets	3,921	8,581	—	4,553
Total Assets	166,535,609	778,647,094	568,554,124	272,567,488
LIABILITIES:
Payables:
Due to custodian	—	539,914	—	—
Investment securities purchased	20,112	—	1,016,778	18,104,027
Collateral received on securities loaned (See Note 2.C)	780,542	16,702,824	11,632,903	7,764,364
Variation margin on futures contracts	1,524	88,278	26,275	7,050
Accrued liabilities:
Management fees (See Note 3.A)	62,140	242,813	87,384	47,690
Deferred foreign capital gains tax	683,891	—	—	—
Other	—	2,724	919	—
Total Liabilities	1,548,209	17,576,553	12,764,259	25,923,131
Net Assets	$164,987,400	$ 761,070,541	$555,789,865	$246,644,357
NET ASSETS:
Paid-in-Capital	$188,786,760	$ 902,054,675	$430,673,873	$215,140,517
Total distributable earnings (loss)	(23,799,360)	(140,984,134)	125,115,992	31,503,840
Total Net Assets:	$164,987,400	$ 761,070,541	$555,789,865	$246,644,357
Outstanding number of shares (unlimited number of shares authorized - par value $0.0001)	3,100,000	14,200,000	5,600,000	2,800,000
Net asset value, per share	$ 53.22	$ 53.60	$ 99.25	$ 88.09
Cost of investments in non-affiliates	$158,606,537	$ 785,633,889	$473,370,734	$215,083,918
Cost of investments in affiliates	—	268,189	1,137,701	250,728
Cost of foreign currency	142,838	50,806	—	—
Investment securities on loan, at value (See Note 2.C)	728,207	13,303,812	10,915,468	7,354,015
Cost of investment of cash collateral (See Note 2.C)	780,542	16,701,972	11,632,413	7,764,543
SEE NOTES TO FINANCIAL STATEMENTS.
240	J.P. Morgan Exchange-Traded Funds	April 30, 2022

	JPMorgan Diversified Return U.S. Small Cap Equity ETF	JPMorgan International Growth ETF	JPMorgan U.S. Dividend ETF
ASSETS:
Investments in non-affiliates, at value	$200,346,498	$57,269,607	$63,743,943
Investments in affiliates, at value	96,528	1,633,814	117,552
Investments of cash collateral received from securities loaned, at value (See Note 2.C)	16,316,768	—	1,118,762
Cash	69,565	113,953	5,099
Foreign currency, at value	—	10,266	—
Deposits at broker for futures contracts	79,200	—	25,280
Receivables:
Investment securities sold	—	102,279	—
Dividends from non-affiliates	87,866	59,415	95,418
Dividends from affiliates	1	16	1
Tax reclaims	—	64,905	—
Securities lending income (See Note 2.C)	7,398	—	71
Other assets	4,610	1,466	1,916
Total Assets	217,008,434	59,255,721	65,108,042
LIABILITIES:
Payables:
Investment securities purchased	—	401,366	51,856
Collateral received on securities loaned (See Note 2.C)	16,316,768	—	1,118,762
Variation margin on futures contracts	5,301	—	3,850
Accrued liabilities:
Management fees (See Note 3.A)	48,387	28,159	6,052
Total Liabilities	16,370,456	429,525	1,180,520
Net Assets	$200,637,978	$58,826,196	$63,927,522
NET ASSETS:
Paid-in-Capital	$204,974,054	$67,390,279	$62,900,818
Total distributable earnings (loss)	(4,336,076)	(8,564,083)	1,026,704
Total Net Assets:	$200,637,978	$58,826,196	$63,927,522
Outstanding number of shares (unlimited number of shares authorized - par value $0.0001)	4,950,000	1,050,000	1,900,000
Net asset value, per share	$ 40.53	$ 56.02	$ 33.65
Cost of investments in non-affiliates	$198,558,611	$61,837,165	$62,644,819
Cost of investments in affiliates	96,528	1,633,814	117,552
Cost of foreign currency	—	10,348	—
Investment securities on loan, at value (See Note 2.C)	15,285,821	—	1,052,590
Cost of investment of cash collateral (See Note 2.C)	16,318,337	—	1,118,762
SEE NOTES TO FINANCIAL STATEMENTS.
April 30, 2022	J.P. Morgan Exchange-Traded Funds	241

STATEMENTS OF ASSETS AND LIABILITIES
AS OF April 30, 2022 (Unaudited) (continued)
	JPMorgan U.S. Minimum Volatility ETF	JPMorgan U.S. Momentum Factor ETF	JPMorgan U.S. Quality Factor ETF	JPMorgan U.S. Value Factor ETF
ASSETS:
Investments in non-affiliates, at value	$29,556,582	$244,520,411	$402,299,083	$530,416,846
Investments in affiliates, at value	21,295	214,672	442,519	512,860
Investments of cash collateral received from securities loaned, at value (See Note 2.C)	233,865	3,349,802	3,502,028	9,329,919
Cash	1,256	—	7,508	—
Deposits at broker for futures contracts	5,320	30,360	55,440	98,640
Receivables:
Investment securities sold	1,850,319	—	10,259,128	—
Dividends from non-affiliates	26,227	188,030	308,723	505,984
Dividends from affiliates	—(a)	2	5	5
Securities lending income (See Note 2.C)	25	2,903	4,671	911
Other assets	411	4,411	4,606	—
Total Assets	31,695,300	248,310,591	416,883,711	540,865,165
LIABILITIES:
Payables:
Due to custodian	—	3,027	—	803
Collateral received on securities loaned (See Note 2.C)	233,865	3,349,802	3,502,028	9,329,919
Fund shares redeemed	1,850,505	—	10,322,079	—
Variation margin on futures contracts	781	7,296	18,692	25,730
Accrued liabilities:
Management fees (See Note 3.A)	2,720	26,100	42,934	56,129
Other	—	—	—	8,917
Total Liabilities	2,087,871	3,386,225	13,885,733	9,421,498
Net Assets	$29,607,429	$244,924,366	$402,997,978	$531,443,667
NET ASSETS:
Paid-in-Capital	$31,267,215	$246,019,366	$381,941,177	$578,320,806
Total distributable earnings (loss)	(1,659,786)	(1,095,000)	21,056,801	(46,877,139)
Total Net Assets:	$29,607,429	$244,924,366	$402,997,978	$531,443,667
Outstanding number of shares (unlimited number of shares authorized - par value $0.0001)	800,000	6,150,000	10,100,000	15,250,000
Net asset value, per share	$ 37.01	$ 39.83	$ 39.90	$ 34.85
Cost of investments in non-affiliates	$28,701,746	$255,339,077	$399,008,342	$564,237,538
Cost of investments in affiliates	21,295	214,672	442,519	512,860
Investment securities on loan, at value (See Note 2.C)	224,302	3,148,692	3,301,227	8,759,167
Cost of investment of cash collateral (See Note 2.C)	233,890	3,349,802	3,502,177	9,328,789

(a)	Amount rounds to less than $1.
SEE NOTES TO FINANCIAL STATEMENTS.
242	J.P. Morgan Exchange-Traded Funds	April 30, 2022

STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED April 30, 2022 (Unaudited)
	JPMorgan ActiveBuilders Emerging Markets Equity ETF	JPMorgan ActiveBuilders International Equity ETF	JPMorgan BetaBuilders Canada ETF	JPMorgan BetaBuilders Developed Asia Pacific ex-Japan ETF (formerly known as JPMorgan BetaBuilders Developed Asia ex-Japan ETF)
INVESTMENT INCOME:
Interest income from non-affiliates	$ 46	$ —	$ 7,286	$ —
Interest income from affiliates	41	—	661	1
Dividend income from non-affiliates	4,802,184	430,102	91,010,856	80,305,974
Dividend income from affiliates	6,203	204	—	—
Non-cash dividend income from non-affiliates	309,770	26,050	—	—
Income from securities lending (net) (See Note 2.C)	3,952	158	814,800	303,979
Foreign taxes withheld (net)	(448,750)	(50,437)	(12,623,127)	(588,100)
Total investment income	4,673,446	406,077	79,210,476	80,021,854
EXPENSES:
Management fees (See Note 3.A)	750,332	34,116	6,010,115	3,958,615
Interest expense to non-affiliates	—	—	999	4,662
Interest expense to affiliates	261	22	11	—
Other	5,948	281	97,957	73,833
Total expenses	756,541	34,419	6,109,082	4,037,110
Net investment income (loss)	3,916,905	371,658	73,101,394	75,984,744
REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	(18,406,338)(a)	(548,817)	(13,031,222)	(99,741,059)
Investments in affiliates	(2,729)	—	—	—
In-kind redemptions of investments in non-affiliates (See Note 4)	—	—	5,817,982	—
Futures contracts	—	—	2,546,850	(294,699)
Foreign currency transactions	5,851	(6,045)	(987,386)	(334,386)
Net realized gain (loss)	(18,403,216)	(554,862)	(5,653,776)	(100,370,144)
Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	(99,620,753)(b)	(3,636,852)	(308,154,117)	(208,696,637)
Investments in affiliates	466	—	(6,004)	(382)
Futures contracts	—	—	(2,003,535)	270,195
Foreign currency translations	(13,817)	(5,075)	(785,982)	(922,174)
Change in net unrealized appreciation/depreciation	(99,634,104)	(3,641,927)	(310,949,638)	(209,348,998)
Net realized/unrealized gains (losses)	(118,037,320)	(4,196,789)	(316,603,414)	(309,719,142)
Change in net assets resulting from operations	$(114,120,415)	$(3,825,131)	$(243,502,020)	$(233,734,398)

(a)	Net of foreign capital gains tax of $(4,890).
(b)	Net of change in foreign capital gains tax of $109,430.
SEE NOTES TO FINANCIAL STATEMENTS.
April 30, 2022	J.P. Morgan Exchange-Traded Funds	243

STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED April 30, 2022 (Unaudited) (continued)
	JPMorgan BetaBuilders Europe ETF	JPMorgan BetaBuilders International Equity ETF	JPMorgan BetaBuilders Japan ETF	JPMorgan BetaBuilders U.S. Equity ETF
INVESTMENT INCOME:
Interest income from non-affiliates	$ —	$ —	$ —	$ 7
Interest income from affiliates	205	1,484	—	—
Dividend income from non-affiliates	160,620,203	49,622,606	98,281,247	6,037,870
Dividend income from affiliates	—	4,956	—	144,221
Non-cash dividend income from non-affiliates	13,063,074	3,108,124	—	—
Income from securities lending (net) (See Note 2.C)	944,816	185,845	197,332	13,186
Foreign taxes withheld (net)	(17,264,704)	(4,621,935)	(9,821,854)	—
Total investment income	157,363,594	48,301,080	88,656,725	6,195,284
EXPENSES:
Management fees (See Note 3.A)	4,379,223	1,168,811	7,141,316	92,547
Interest expense to non-affiliates	27,397	1,705	5,451	—
Interest expense to affiliates	43,401	2,514	7,682	62
Other	136,532	50,664	139,721	11,942
Total expenses	4,586,553	1,223,694	7,294,170	104,551
Net investment income (loss)	152,777,041	47,077,386	81,362,555	6,090,733
REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	(42,969,071)	(14,252,071)	(75,497,022)	(2,611,754)
Investments in affiliates	—	—	—	(30,497)
In-kind redemptions of investments in non-affiliates (See Note 4)	205,154,273	51,554,143	60,801,700	8,205,590
In-kind redemptions of investments in affiliates (See Note 4)	—	—	—	32,735
Futures contracts	(1,215,926)	(2,151,875)	(4,858,794)	(126,571)
Foreign currency transactions	(3,776,347)	(235,009)	(4,380,927)	—
Net realized gain (loss)	157,192,929	34,915,188	(23,935,043)	5,469,503
Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	(1,580,172,171)	(521,827,848)	(1,370,870,730)	(128,226,497)
Investments in affiliates	5,420	(4,403)	1,009	(3,629,975)
Futures contracts	(325,286)	(1,188,320)	1,197,554	(275,870)
Foreign currency translations	(2,475,332)	(695,769)	(3,795,957)	—
Change in net unrealized appreciation/depreciation	(1,582,967,369)	(523,716,340)	(1,373,468,124)	(132,132,342)
Net realized/unrealized gains (losses)	(1,425,774,440)	(488,801,152)	(1,397,403,167)	(126,662,839)
Change in net assets resulting from operations	$(1,272,997,399)	$(441,723,766)	$(1,316,040,612)	$(120,572,106)
SEE NOTES TO FINANCIAL STATEMENTS.
244	J.P. Morgan Exchange-Traded Funds	April 30, 2022

	JPMorgan BetaBuilders U.S. Mid Cap Equity ETF	JPMorgan BetaBuilders U.S. Small Cap Equity ETF	JPMorgan Carbon Transition U.S. Equity ETF	JPMorgan Climate Change Solutions ETF (a)
INVESTMENT INCOME:
Interest income from non-affiliates	$ 61	$ 7	$ 60	$ —
Dividend income from non-affiliates	8,419,212	2,249,623	171,350	162,148
Dividend income from affiliates	5,491	2,305	15	19
Non-cash dividend income from non-affiliates	—	386,369	—	—
Income from securities lending (net) (See Note 2.C)	170,823	266,714	—	—
Foreign taxes withheld (net)	—	—	—	(11,321)
Total investment income	8,595,587	2,905,018	171,425	150,846
EXPENSES:
Management fees (See Note 3.A)	531,325	188,600	17,775	42,773
Interest expense to non-affiliates	217	40	—	—
Interest expense to affiliates	—	—	—	3
Other	21,677	5,664	368	—
Total expenses	553,219	194,304	18,143	42,776
Net investment income (loss)	8,042,368	2,710,714	153,282	108,070
REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	(30,529,976)	(9,969,603)	(227,577)	(1,264,368)
Investments in affiliates	—	—	—	(24)
In-kind redemptions of investments in non-affiliates (See Note 4)	110,972,068	18,242,048	1,437,323	—
Futures contracts	(852,934)	97,566	(2,028)	—
Foreign currency transactions	(9)	—	—	1,997
Net realized gain (loss)	79,589,149	8,370,011	1,207,718	(1,262,395)
Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	(354,545,416)	(94,751,398)	(3,908,414)	(4,437,911)
Investments in affiliates	114	(999)	—	—
Futures contracts	(293,637)	(630,535)	(1,383)	—
Foreign currency translations	—	—	—	(682)
Change in net unrealized appreciation/depreciation	(354,838,939)	(95,382,932)	(3,909,797)	(4,438,593)
Net realized/unrealized gains (losses)	(275,249,790)	(87,012,921)	(2,702,079)	(5,700,988)
Change in net assets resulting from operations	$(267,207,422)	$(84,302,207)	$(2,548,797)	$(5,592,918)

(a)	Commencement of operations was December 13, 2021.
SEE NOTES TO FINANCIAL STATEMENTS.
April 30, 2022	J.P. Morgan Exchange-Traded Funds	245

STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED April 30, 2022 (Unaudited) (continued)
	JPMorgan Diversified Return Emerging Markets Equity ETF	JPMorgan Diversified Return International Equity ETF	JPMorgan Diversified Return U.S. Equity ETF	JPMorgan Diversified Return U.S. Mid Cap Equity ETF
INVESTMENT INCOME:
Interest income from non-affiliates	$ 15	$ —	$ —	$ 502
Interest income from affiliates	70	—	—	—
Dividend income from non-affiliates	3,051,771	17,653,782	6,851,525	1,956,302
Dividend income from affiliates	68	1,696	571	230
Non-cash dividend income from non-affiliates	249,283	—	—	—
Income from securities lending (net) (See Note 2.C)	2,605	43,525	7,915	4,750
Foreign taxes withheld (net)	(289,561)	(1,339,300)	—	—
Total investment income	3,014,251	16,359,703	6,860,011	1,961,784
EXPENSES:
Management fees (See Note 3.A)	377,781	1,507,084	587,588	280,656
Interest expense to non-affiliates	—	488	206	—
Interest expense to affiliates	—	434	—	—
Other	2,765	13,596	9,971	3,716
Total expenses	380,546	1,521,602	597,765	284,372
Net investment income (loss)	2,633,705	14,838,101	6,262,246	1,677,412
REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	1,866,748(a)	(3,689,290)	7,775,886	5,137,266
Investments in affiliates	—	(465)	—	—
In-kind redemptions of investments in non-affiliates (See Note 4)	—	1,329,604	66,927,376	7,934,111
Futures contracts	(30,838)	(341,484)	144,424	40,884
Foreign currency transactions	42,923	(305,511)	—	—
Net realized gain (loss)	1,878,833	(3,007,146)	74,847,686	13,112,261
Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	(13,136,407)(b)	(91,110,071)	(82,635,892)	(23,762,135)
Investments in affiliates	—	852	490	(159)
Futures contracts	2,627	(271,892)	(51,334)	(5,195)
Foreign currency translations	5,374	(269,137)	—	—
Change in net unrealized appreciation/depreciation	(13,128,406)	(91,650,248)	(82,686,736)	(23,767,489)
Net realized/unrealized gains (losses)	(11,249,573)	(94,657,394)	(7,839,050)	(10,655,228)
Change in net assets resulting from operations	$ (8,615,868)	$(79,819,293)	$ (1,576,804)	$ (8,977,816)

(a)	Net of foreign capital gains tax of $(74,102).
(b)	Net of change in foreign capital gains tax of $151,105.
SEE NOTES TO FINANCIAL STATEMENTS.
246	J.P. Morgan Exchange-Traded Funds	April 30, 2022

	JPMorgan Diversified Return U.S. Small Cap Equity ETF	JPMorgan International Growth ETF	JPMorgan U.S. Dividend ETF
INVESTMENT INCOME:
Interest income from non-affiliates	$ —	$ 52	$ —
Interest income from affiliates	—	29	—
Dividend income from non-affiliates	1,528,680	412,097	759,096
Dividend income from affiliates	259	808	47
Non-cash dividend income from non-affiliates	—	47,776	—
Income from securities lending (net) (See Note 2.C)	39,628	—	131
Foreign taxes withheld (net)	—	(41,994)	—
Total investment income	1,568,567	418,768	759,274
EXPENSES:
Management fees (See Note 3.A)	273,078	162,001	32,575
Interest expense to non-affiliates	—	—	108
Interest expense to affiliates	—	66	—
Other	2,855	1,002	669
Total expenses	275,933	163,069	33,352
Net investment income (loss)	1,292,634	255,699	725,922
REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	405,848	(4,003,325)	(369,199)
In-kind redemptions of investments in non-affiliates (See Note 4)	4,260,006	—	2,226,154
Futures contracts	(94,707)	—	2,744
Foreign currency transactions	—	(252)	—
Net realized gain (loss)	4,571,147	(4,003,577)	1,859,699
Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	(25,590,865)	(15,517,417)	(424,967)
Investments in affiliates	(1,569)	—	—
Futures contracts	(11,073)	—	(6,307)
Foreign currency translations	—	(4,735)	—
Change in net unrealized appreciation/depreciation	(25,603,507)	(15,522,152)	(431,274)
Net realized/unrealized gains (losses)	(21,032,360)	(19,525,729)	1,428,425
Change in net assets resulting from operations	$(19,739,726)	$(19,270,030)	$2,154,347
SEE NOTES TO FINANCIAL STATEMENTS.
April 30, 2022	J.P. Morgan Exchange-Traded Funds	247

STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED April 30, 2022 (Unaudited) (continued)
	JPMorgan U.S. Minimum Volatility ETF	JPMorgan U.S. Momentum Factor ETF	JPMorgan U.S. Quality Factor ETF	JPMorgan U.S. Value Factor ETF
INVESTMENT INCOME:
Dividend income from non-affiliates	$ 206,406	$ 1,381,061	$ 3,307,367	$ 5,220,880
Dividend income from affiliates	20	184	305	464
Income from securities lending (net) (See Note 2.C)	144	5,350	14,256	6,084
Total investment income	206,570	1,386,595	3,321,928	5,227,428
EXPENSES:
Management fees (See Note 3.A)	12,753	148,890	243,688	297,187
Interest expense to non-affiliates	—	—	—	26
Other	341	3,173	5,638	15,102
Total expenses	13,094	152,063	249,326	312,315
Net investment income (loss)	193,476	1,234,532	3,072,602	4,915,113
REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	299,935	(6,616,406)	(2,918,439)	2,061,453
In-kind redemptions of investments in non-affiliates (See Note 4)	640,756	20,804,400	28,587,651	6,736,899
Futures contracts	3,913	61,515	60,645	73,163
Net realized gain (loss)	944,604	14,249,509	25,729,857	8,871,515
Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	(1,382,944)	(59,681,580)	(61,039,713)	(42,804,105)
Investments in affiliates	(18)	—	(149)	1,130
Futures contracts	(2,521)	(18,861)	(35,184)	(47,375)
Change in net unrealized appreciation/depreciation	(1,385,483)	(59,700,441)	(61,075,046)	(42,850,350)
Net realized/unrealized gains (losses)	(440,879)	(45,450,932)	(35,345,189)	(33,978,835)
Change in net assets resulting from operations	$ (247,403)	$(44,216,400)	$(32,272,587)	$(29,063,722)
SEE NOTES TO FINANCIAL STATEMENTS.
248	J.P. Morgan Exchange-Traded Funds	April 30, 2022

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICIATED
	JPMorgan ActiveBuilders Emerging Markets Equity ETF		JPMorgan ActiveBuilders International Equity ETF
	Six Months Ended April 30, 2022 (Unaudited)	Period Ended October 31, 2021 (a)	Six Months Ended April 30, 2022 (Unaudited)	Period Ended October 31, 2021 (b)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$ 3,916,905	$ 2,679,156	$ 371,658	$ 203,012
Net realized gain (loss)	(18,403,216)	(593,949)	(554,862)	(69,347)
Change in net unrealized appreciation/depreciation	(99,634,104)	(12,896,276)	(3,641,927)	496,351
Change in net assets resulting from operations	(114,120,415)	(10,811,069)	(3,825,131)	630,016
DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions to shareholders	(5,165,856)	—	(319,380)	—
CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	521,604,151	336,675,029	—	28,789,940
NET ASSETS:
Change in net assets	402,317,880	325,863,960	(4,144,511)	29,419,956
Beginning of period	325,863,960	—	29,419,956	—
End of period	$ 728,181,840	$325,863,960	$25,275,445	$29,419,956
CAPITAL TRANSACTIONS:
Proceeds from shares issued	$ 521,604,151	$336,675,029	$ —	$28,789,940
Total change in net assets resulting from capital transactions	$ 521,604,151	$336,675,029	$ —	$28,789,940
SHARE TRANSACTIONS:
Issued	12,300,000	6,800,000	—	600,000
Net increase (decrease) in shares from share transactions	12,300,000	6,800,000	—	600,000

(a)	Commencement of operations was March 10, 2021.
(b)	Commencement of operations was July 7, 2021.
SEE NOTES TO FINANCIAL STATEMENTS.
April 30, 2022	J.P. Morgan Exchange-Traded Funds	249

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICIATED (continued)
	JPMorgan BetaBuilders Canada ETF		JPMorgan BetaBuilders Developed Asia Pacific ex-Japan ETF (formerly known as JPMorgan BetaBuilders Developed Asia ex-Japan ETF)
	Six Months Ended April 30, 2022 (Unaudited)	Year Ended October 31, 2021	Six Months Ended April 30, 2022 (Unaudited)	Year Ended October 31, 2021
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$ 73,101,394	$ 116,418,038	$ 75,984,744	$ 145,165,781
Net realized gain (loss)	(5,653,776)	55,416,108	(100,370,144)	(6,954,174)
Change in net unrealized appreciation/depreciation	(310,949,638)	1,736,255,618	(209,348,998)	397,969,872
Change in net assets resulting from operations	(243,502,020)	1,908,089,764	(233,734,398)	536,181,479
DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions to shareholders	(70,149,474)	(113,624,161)	(130,290,202)	(130,441,819)
CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	789,077,376	636,591,756	541,433,079	2,241,407,993
NET ASSETS:
Change in net assets	475,425,882	2,431,057,359	177,408,479	2,647,147,653
Beginning of period	6,071,268,619	3,640,211,260	4,113,118,547	1,465,970,894
End of period	$6,546,694,501	$6,071,268,619	$4,290,527,026	$4,113,118,547
CAPITAL TRANSACTIONS:
Proceeds from shares issued	$ 802,380,856	$ 758,394,817	$ 541,433,079	$2,313,974,196
Cost of shares redeemed	(13,303,480)	(121,803,061)	—	(72,566,203)
Total change in net assets resulting from capital transactions	$ 789,077,376	$ 636,591,756	$ 541,433,079	$2,241,407,993
SHARE TRANSACTIONS:
Issued	11,950,000	12,300,000(a)	10,100,000	41,000,000(a)
Redeemed	(200,000)	(1,901,089)(a)	—	(1,301,359)(a)
Net increase (decrease) in shares from share transactions	11,750,000	10,398,911	10,100,000	39,698,641

(a)	Reflects a 1:2 reverse stock split that occurred on April 12, 2021. See Note 1.
SEE NOTES TO FINANCIAL STATEMENTS.
250	J.P. Morgan Exchange-Traded Funds	April 30, 2022

	JPMorgan BetaBuilders Europe ETF		JPMorgan BetaBuilders International Equity ETF
	Six Months Ended April 30, 2022 (Unaudited)	Year Ended October 31, 2021	Six Months Ended April 30, 2022 (Unaudited)	Year Ended October 31, 2021
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$ 152,777,041	$ 186,741,805	$ 47,077,386	$ 93,794,835
Net realized gain (loss)	157,192,929	173,173,700	34,915,188	57,414,713
Change in net unrealized appreciation/depreciation	(1,582,967,369)	1,265,712,790	(523,716,340)	604,876,597
Change in net assets resulting from operations	(1,272,997,399)	1,625,628,295	(441,723,766)	756,086,145
DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions to shareholders	(118,052,301)	(162,749,406)	(67,259,388)	(83,978,586)
CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	1,411,195,065	4,263,568,980	(225,574,212)	1,141,362,817
NET ASSETS:
Change in net assets	20,145,365	5,726,447,869	(734,557,366)	1,813,470,376
Beginning of period	9,427,453,378	3,701,005,509	3,680,140,678	1,866,670,302
End of period	$ 9,447,598,743	$ 9,427,453,378	$2,945,583,312	$3,680,140,678
CAPITAL TRANSACTIONS:
Proceeds from shares issued	$ 2,541,825,012	$ 5,534,506,823	$ 23,901,233	$1,372,694,023
Cost of shares redeemed	(1,130,629,947)	(1,270,937,843)	(249,475,445)	(231,331,206)
Total change in net assets resulting from capital transactions	$ 1,411,195,065	$ 4,263,568,980	$ (225,574,212)	$1,141,362,817
SHARE TRANSACTIONS:
Issued	46,500,000	96,500,000(a)	400,000	24,400,000
Redeemed	(21,000,000)	(24,200,404)(a)	(4,400,000)	(4,000,000)
Net increase (decrease) in shares from share transactions	25,500,000	72,299,596	(4,000,000)	20,400,000

(a)	Reflects a 1:2 reverse stock split that occurred on April 12, 2021. See Note 1.
SEE NOTES TO FINANCIAL STATEMENTS.
April 30, 2022	J.P. Morgan Exchange-Traded Funds	251

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICIATED (continued)
	JPMorgan BetaBuilders Japan ETF		JPMorgan BetaBuilders U.S. Equity ETF
	Six Months Ended April 30, 2022 (Unaudited)	Year Ended October 31, 2021	Six Months Ended April 30, 2022 (Unaudited)	Year Ended October 31, 2021
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$ 81,362,555	$ 147,334,454	$ 6,090,733	$ 6,535,651
Net realized gain (loss)	(23,935,043)	467,914,152	5,469,503	15,444,975
Change in net unrealized appreciation/depreciation	(1,373,468,124)	440,258,321	(132,132,342)	123,924,342
Change in net assets resulting from operations	(1,316,040,612)	1,055,506,927	(120,572,106)	145,904,968
DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions to shareholders	(220,078,397)	(70,569,312)	(5,648,092)	(5,799,680)
CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	791,609,166	1,556,564,791	425,340,386	404,128,109
NET ASSETS:
Change in net assets	(744,509,843)	2,541,502,406	299,120,188	544,233,397
Beginning of period	7,864,537,853	5,323,035,447	782,605,972	238,372,575
End of period	$ 7,120,028,010	$ 7,864,537,853	$1,081,726,160	$782,605,972
CAPITAL TRANSACTIONS:
Proceeds from shares issued	$ 1,013,706,529	$ 3,261,931,039	$ 449,220,384	$453,678,097
Cost of shares redeemed	(222,097,363)	(1,705,366,248)	(23,879,998)	(49,549,988)
Total change in net assets resulting from capital transactions	$ 791,609,166	$ 1,556,564,791	$ 425,340,386	$404,128,109
SHARE TRANSACTIONS:
Issued	19,000,000	57,400,000(a)	5,550,000	6,000,000
Redeemed	(3,800,000)	(29,802,452)(a)	(300,000)	(700,000)
Net increase (decrease) in shares from share transactions	15,200,000	27,597,548	5,250,000	5,300,000

(a)	Reflects a 1:2 reverse stock split that occurred on April 12, 2021. See Note 1.
SEE NOTES TO FINANCIAL STATEMENTS.
252	J.P. Morgan Exchange-Traded Funds	April 30, 2022

	JPMorgan BetaBuilders U.S. Mid Cap Equity ETF		JPMorgan BetaBuilders U.S. Small Cap Equity ETF
	Six Months Ended April 30, 2022 (Unaudited)	Year Ended October 31, 2021	Six Months Ended April 30, 2022 (Unaudited)	Period Ended October 31, 2021
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$ 8,042,368	$ 16,342,792	$ 2,710,714	$ 2,804,780
Net realized gain (loss)	79,589,149	191,521,497	8,370,011	10,807,502
Change in net unrealized appreciation/depreciation	(354,838,939)	308,087,619	(95,382,932)	21,084,695
Change in net assets resulting from operations	(267,207,422)	515,951,908	(84,302,207)	34,696,977
DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions to shareholders	(8,099,081)	(13,365,064)	(2,803,371)	(2,261,493)
CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	81,334,463	207,905,317	144,808,705	409,626,006
NET ASSETS:
Change in net assets	(193,972,040)	710,492,161	57,703,127	442,061,490
Beginning of period	1,698,624,114	988,131,953	442,061,490	—
End of period	$1,504,652,074	$1,698,624,114	$499,764,617	$ 442,061,490
CAPITAL TRANSACTIONS:
Proceeds from shares issued	$ 431,896,604	$1,062,480,424	$235,676,522	$ 537,840,503
Cost of shares redeemed	(350,562,141)	(854,575,107)	(90,867,817)	(128,214,497)
Total change in net assets resulting from capital transactions	$ 81,334,463	$ 207,905,317	$144,808,705	$ 409,626,006
SHARE TRANSACTIONS:
Issued	5,000,000	12,750,000	3,925,000	8,500,000
Redeemed	(3,875,000)	(10,000,000)	(1,425,000)	(1,950,000)
Net increase (decrease) in shares from share transactions	1,125,000	2,750,000	2,500,000	6,550,000
SEE NOTES TO FINANCIAL STATEMENTS.
April 30, 2022	J.P. Morgan Exchange-Traded Funds	253

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICIATED (continued)
	JPMorgan Carbon Transition U.S. Equity ETF		JPMorgan Climate Change Solutions ETF
	Six Months Ended April 30, 2022 (Unaudited)	Period Ended October 31, 2021 (a)	Period Ended April 30, 2022 (Unaudited)(b)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$ 153,282	$ 283,722	$ 108,070
Net realized gain (loss)	1,207,718	1,302,566	(1,262,395)
Change in net unrealized appreciation/depreciation	(3,909,797)	4,455,496	(4,438,593)
Change in net assets resulting from operations	(2,548,797)	6,041,784	(5,592,918)
DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions to shareholders	(162,100)	(242,528)	(15,288)
CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(7,572)	19,134,138	26,388,065
NET ASSETS:
Change in net assets	(2,718,469)	24,933,394	20,779,859
Beginning of period	24,933,394	—	—
End of period	$22,214,925	$24,933,394	$20,779,859
CAPITAL TRANSACTIONS:
Proceeds from shares issued	$ 6,145,953	$28,088,814	$26,388,065
Cost of shares redeemed	(6,153,525)	(8,954,676)	—
Total change in net assets resulting from capital transactions	$ (7,572)	$19,134,138	$26,388,065
SHARE TRANSACTIONS:
Issued	100,000	550,000	550,000
Redeemed	(100,000)	(150,000)	—
Net increase (decrease) in shares from share transactions	—	400,000	550,000

(a)	Commencement of operations was December 9, 2020.
(b)	Commencement of operations was December 13, 2021.
SEE NOTES TO FINANCIAL STATEMENTS.
254	J.P. Morgan Exchange-Traded Funds	April 30, 2022

	JPMorgan Diversified Return Emerging Markets Equity ETF		JPMorgan Diversified Return International Equity ETF
	Six Months Ended April 30, 2022 (Unaudited)	Year Ended October 31, 2021	Six Months Ended April 30, 2022 (Unaudited)	Year Ended October 31, 2021
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$ 2,633,705	$ 6,411,783	$ 14,838,101	$ 27,890,593
Net realized gain (loss)	1,878,833	12,861,727	(3,007,146)	48,317,967
Change in net unrealized appreciation/depreciation	(13,128,406)	35,165,878	(91,650,248)	134,443,885
Change in net assets resulting from operations	(8,615,868)	54,439,388	(79,819,293)	210,652,445
DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions to shareholders	(3,277,041)	(6,292,381)	(25,631,531)	(25,542,042)
CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	22,997,561	(108,024,401)	24,505,143	(210,294,305)
NET ASSETS:
Change in net assets	11,104,652	(59,877,394)	(80,945,681)	(25,183,902)
Beginning of period	153,882,748	213,760,142	842,016,222	867,200,124
End of period	$164,987,400	$ 153,882,748	$761,070,541	$ 842,016,222
CAPITAL TRANSACTIONS:
Proceeds from shares issued	$ 22,997,561	$ —	$ 35,440,916	$ 12,477,390
Cost of shares redeemed	—	(108,024,401)	(10,935,773)	(222,771,695)
Total change in net assets resulting from capital transactions	$ 22,997,561	$(108,024,401)	$ 24,505,143	$(210,294,305)
SHARE TRANSACTIONS:
Issued	400,000	—	600,000	200,000
Redeemed	—	(1,900,000)	(200,000)	(3,800,000)
Net increase (decrease) in shares from share transactions	400,000	(1,900,000)	400,000	(3,600,000)
SEE NOTES TO FINANCIAL STATEMENTS.
April 30, 2022	J.P. Morgan Exchange-Traded Funds	255

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICIATED (continued)
	JPMorgan Diversified Return U.S. Equity ETF		JPMorgan Diversified Return U.S. Mid Cap Equity ETF
	Six Months Ended April 30, 2022 (Unaudited)	Year Ended October 31, 2021	Six Months Ended April 30, 2022 (Unaudited)	Year Ended October 31, 2021
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$ 6,262,246	$ 12,226,454	$ 1,677,412	$ 3,862,473
Net realized gain (loss)	74,847,686	54,114,412	13,112,261	40,618,595
Change in net unrealized appreciation/depreciation	(82,686,736)	144,832,764	(23,767,489)	45,263,900
Change in net assets resulting from operations	(1,576,804)	211,173,630	(8,977,816)	89,744,968
DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions to shareholders	(6,843,465)	(11,091,933)	(2,010,115)	(3,596,501)
CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(145,802,440)	(26,778,764)	17,823,576	(66,547,601)
NET ASSETS:
Change in net assets	(154,222,709)	173,302,933	6,835,645	19,600,866
Beginning of period	710,012,574	536,709,641	239,808,712	220,207,846
End of period	$ 555,789,865	$ 710,012,574	$246,644,357	$ 239,808,712
CAPITAL TRANSACTIONS:
Proceeds from shares issued	$ 40,679,940	$ 90,741,445	$ 36,612,482	$ 41,422,965
Cost of shares redeemed	(186,482,380)	(117,520,209)	(18,788,906)	(107,970,566)
Total change in net assets resulting from capital transactions	$(145,802,440)	$ (26,778,764)	$ 17,823,576	$ (66,547,601)
SHARE TRANSACTIONS:
Issued	400,000	1,000,000	400,000	500,000
Redeemed	(1,800,000)	(1,300,000)	(200,000)	(1,300,000)
Net increase (decrease) in shares from share transactions	(1,400,000)	(300,000)	200,000	(800,000)
SEE NOTES TO FINANCIAL STATEMENTS.
256	J.P. Morgan Exchange-Traded Funds	April 30, 2022

	JPMorgan Diversified Return U.S. Small Cap Equity ETF		JPMorgan International Growth ETF
	Six Months Ended April 30, 2022 (Unaudited)	Year Ended October 31, 2021	Six Months Ended April 30, 2022 (Unaudited)	Year Ended October 31, 2021
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$ 1,292,634	$ 1,963,738	$ 255,699	$ 140,679
Net realized gain (loss)	4,571,147	34,553,371	(4,003,577)	3,165,822
Change in net unrealized appreciation/depreciation	(25,603,507)	42,626,246	(15,522,152)	7,129,158
Change in net assets resulting from operations	(19,739,726)	79,143,355	(19,270,030)	10,435,659
DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions to shareholders	(1,287,924)	(2,069,847)	(823,639)	(18,324)
CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	45,403,442	(49,484,147)	17,627,915	13,086,957
NET ASSETS:
Change in net assets	24,375,792	27,589,361	(2,465,754)	23,504,292
Beginning of period	176,262,186	148,672,825	61,291,950	37,787,658
End of period	$200,637,978	$176,262,186	$ 58,826,196	$61,291,950
CAPITAL TRANSACTIONS:
Proceeds from shares issued	$ 54,291,204	$ 36,921,776	$ 17,627,915	$22,434,133
Cost of shares redeemed	(8,887,762)	(86,405,923)	—	(9,347,176)
Total change in net assets resulting from capital transactions	$ 45,403,442	$ (49,484,147)	$ 17,627,915	$13,086,957
SHARE TRANSACTIONS:
Issued	1,250,000	850,000	275,000	300,000
Redeemed	(200,000)	(2,100,000)	—	(125,000)
Net increase (decrease) in shares from share transactions	1,050,000	(1,250,000)	275,000	175,000
SEE NOTES TO FINANCIAL STATEMENTS.
April 30, 2022	J.P. Morgan Exchange-Traded Funds	257

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICIATED (continued)
	JPMorgan U.S. Dividend ETF		JPMorgan U.S. Minimum Volatility ETF
	Six Months Ended April 30, 2022 (Unaudited)	Year Ended October 31, 2021	Six Months Ended April 30, 2022 (Unaudited)	Year Ended October 31, 2021
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$ 725,922	$ 852,711	$ 193,476	$ 394,980
Net realized gain (loss)	1,859,699	4,235,475	944,604	1,731,969
Change in net unrealized appreciation/depreciation	(431,274)	4,638,990	(1,385,483)	4,325,880
Change in net assets resulting from operations	2,154,347	9,727,176	(247,403)	6,452,829
DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions to shareholders	(761,209)	(743,457)	(204,699)	(383,526)
CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	13,692,106	4,893,156	9,898,883	(23,682,193)
NET ASSETS:
Change in net assets	15,085,244	13,876,875	9,446,781	(17,612,890)
Beginning of period	48,842,278	34,965,403	20,160,648	37,773,538
End of period	$63,927,522	$ 48,842,278	$29,607,429	$ 20,160,648
CAPITAL TRANSACTIONS:
Proceeds from shares issued	$22,070,844	$ 33,651,535	$13,581,532	$ 1,784,387
Cost of shares redeemed	(8,378,738)	(28,758,379)	(3,682,649)	(25,466,580)
Total change in net assets resulting from capital transactions	$13,692,106	$ 4,893,156	$ 9,898,883	$(23,682,193)
SHARE TRANSACTIONS:
Issued	650,000	1,050,000	350,000	50,000
Redeemed	(250,000)	(1,050,000)	(100,000)	(800,000)
Net increase (decrease) in shares from share transactions	400,000	—	250,000	(750,000)
SEE NOTES TO FINANCIAL STATEMENTS.
258	J.P. Morgan Exchange-Traded Funds	April 30, 2022

	JPMorgan U.S. Momentum Factor ETF		JPMorgan U.S. Quality Factor ETF
	Six Months Ended April 30, 2022 (Unaudited)	Year Ended October 31, 2021	Six Months Ended April 30, 2022 (Unaudited)	Year Ended October 31, 2021
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$ 1,234,532	$ 1,432,327	$ 3,072,602	$ 6,171,280
Net realized gain (loss)	14,249,509	30,365,700	25,729,857	78,968,597
Change in net unrealized appreciation/depreciation	(59,700,441)	28,802,240	(61,075,046)	47,024,395
Change in net assets resulting from operations	(44,216,400)	60,600,267	(32,272,587)	132,164,272
DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions to shareholders	(1,079,079)	(1,301,587)	(3,078,455)	(6,236,190)
CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	68,361,674	27,816,405	45,144,929	(117,395,200)
NET ASSETS:
Change in net assets	23,066,195	87,115,085	9,793,887	8,532,882
Beginning of period	221,858,171	134,743,086	393,204,091	384,671,209
End of period	$244,924,366	$221,858,171	$ 402,997,978	$ 393,204,091
CAPITAL TRANSACTIONS:
Proceeds from shares issued	$126,908,115	$ 98,690,820	$ 148,475,017	$ 173,997,583
Cost of shares redeemed	(58,546,441)	(70,874,415)	(103,330,088)	(291,392,783)
Total change in net assets resulting from capital transactions	$ 68,361,674	$ 27,816,405	$ 45,144,929	$(117,395,200)
SHARE TRANSACTIONS:
Issued	2,800,000	2,300,000	3,500,000	4,500,000
Redeemed	(1,300,000)	(1,650,000)	(2,450,000)	(7,650,000)
Net increase (decrease) in shares from share transactions	1,500,000	650,000	1,050,000	(3,150,000)
SEE NOTES TO FINANCIAL STATEMENTS.
April 30, 2022	J.P. Morgan Exchange-Traded Funds	259

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICIATED (continued)
	JPMorgan U.S. Value Factor ETF
	Six Months Ended April 30, 2022 (Unaudited)	Year Ended October 31, 2021
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$ 4,915,113	$ 11,282,222
Net realized gain (loss)	8,871,515	73,664,284
Change in net unrealized appreciation/depreciation	(42,850,350)	11,907,585
Change in net assets resulting from operations	(29,063,722)	96,854,091
DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions to shareholders	(5,407,928)	(9,906,929)
CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	165,335,830	251,164,170
NET ASSETS:
Change in net assets	130,864,180	338,111,332
Beginning of period	400,579,487	62,468,155
End of period	$531,443,667	$ 400,579,487
CAPITAL TRANSACTIONS:
Proceeds from shares issued	$230,396,689	$1,140,325,211
Cost of shares redeemed	(65,060,859)	(889,161,041)
Total change in net assets resulting from capital transactions	$165,335,830	$ 251,164,170
SHARE TRANSACTIONS:
Issued	6,200,000	32,750,000
Redeemed	(1,750,000)	(24,450,000)
Net increase (decrease) in shares from share transactions	4,450,000	8,300,000
SEE NOTES TO FINANCIAL STATEMENTS.
260	J.P. Morgan Exchange-Traded Funds	April 30, 2022

THIS PAGE IS INTENTIONALLY LEFT BLANK

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED
	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain
JPMorgan ActiveBuilders Emerging Markets Equity ETF
Six Months Ended April 30, 2022 (Unaudited)	$47.92	$0.37	$ (9.45)	$ (9.08)	$(0.63)	$(0.09)
March 10, 2021 (g) through October 31, 2021	48.00	0.66	(0.74)	(0.08)	—	—
JPMorgan ActiveBuilders International Equity ETF
Six Months Ended April 30, 2022 (Unaudited)	49.03	0.62	(6.99)	(6.37)	(0.53)	—
July 7, 2021 (g) through October 31, 2021	48.00	0.35	0.68	1.03	—	—
JPMorgan BetaBuilders Canada ETF
Six Months Ended April 30, 2022 (Unaudited)	67.80	0.77	(3.19)	(2.42)	(0.75)	—
Year Ended October 31, 2021 (j)	45.99	1.38	21.78	23.16	(1.35)	—
Year Ended October 31, 2020 (j)	49.78	1.29	(3.82)	(2.53)	(1.26)	—
Year Ended October 31, 2019 (j)	45.19	1.31	4.47	5.78	(1.19)	—
August 7, 2018 (g) through October 31, 2018 (j)	49.31	0.29	(4.31)	(4.02)	(0.10)	—
JPMorgan BetaBuilders Developed Asia Pacific ex-Japan ETF (formerly known as JPMorgan BetaBuilders Developed Asia ex-Japan ETF)
Six Months Ended April 30, 2022 (Unaudited)	56.89	0.98	(4.10)	(3.12)	(1.70)	—
Year Ended October 31, 2021 (j)	44.97	2.44	11.48	13.92	(2.00)	—
Year Ended October 31, 2020 (j)	50.63	1.58	(5.65)	(4.07)	(1.59)	—
Year Ended October 31, 2019 (j)	45.36	2.10	5.17	7.27	(2.00)	—
August 7, 2018 (g) through October 31, 2018 (j)	50.73	0.44	(5.48)	(5.04)	(0.33)	—
JPMorgan BetaBuilders Europe ETF
Six Months Ended April 30, 2022 (Unaudited)	59.74	0.88	(8.39)	(7.51)	(0.69)	—
Year Ended October 31, 2021 (j)	43.29	1.67	16.19	17.86	(1.41)	—
Year Ended October 31, 2020 (j)	48.71	1.08	(5.43)	(4.35)	(1.07)	—
Year Ended October 31, 2019 (j)	45.19	1.79	3.28	5.07	(1.55)	—
June 15, 2018 (g) through October 31, 2018 (j)	49.58	0.26	(4.58)	(4.32)	(0.07)	—

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Not annualized for periods less than one year.
(e)	Prior to December 9, 2019, market price return was calculated assuming an initial investment made at the market price at the beginning of the reporting period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. The price used to calculate the market price return was the midpoint of the bid/ask spread at the close of business on the listing exchange of the fund. Effective December 9, 2019, the closing price was used to calculate the market price return; however, any prices used in the calculation for market price return prior to December 9, 2019, would have used the midpoint of the bid/ask spread at the close of business on the exchange.
(f)	Certain non-recurring expenses incurred by the Fund were not annualized for the period indicated.
(g)	Commencement of operations.
(h)	Since the Shares of the Fund did not trade in the secondary market until the day after the Fund’s inception, for the period from the inception to the first day of secondary market trading, the NAV is used as a proxy for the secondary market trading price to calculate the market returns.
(i)	Does not include expenses of unaffiliated Underlying Funds.
(j)	Per share amounts reflects a 1:2 reverse stock split that occurred on April 12, 2021. See Note 1.
(k)	Prior to November 1, 2019, the Fund may have waived fees if expenses exceeded the expense cap. On November 1, 2019, the Fund adopted a unitary fee structure where a management fee is accrued by the fund based on prior day net assets and other expenses are paid by the Advisor.
SEE NOTES TO FINANCIAL STATEMENTS.
262	J.P. Morgan Exchange-Traded Funds	April 30, 2022

			Ratios/Supplemental data
						Ratios to average net assets (a)
Total distributions	Net asset value, end of period	Market price, end of period	Total return (c)(d)	Market price total return (d)(e)	Net assets, end of period	Net expenses	Net investment income (loss)	Expenses without waives and reimbursements	Portfolio turnover rate (d)

$(0.72)	$38.12	$38.18	(19.20)%	(19.50)%	$ 728,181,840	0.33(f)%	1.72%	0.33(f)%	11%
—	47.92	48.17	(0.17)	0.35(h)	325,863,960	0.30(i)	2.11	0.33(i)	40

(0.53)	42.13	42.05	(13.12)	(13.60)	25,275,445	0.25(f)	2.68	0.25(f)	14
—	49.03	49.21	2.15	2.52(h)	29,419,956	0.25	2.23	0.25	9

(0.75)	64.63	64.68	(3.59)	(3.77)	6,546,694,501	0.19(f)	2.31	0.19(f)	3
(1.35)	67.80	67.98	50.77	50.84	6,071,268,619	0.19	2.28	0.19	2
(1.26)	45.99	46.10	(4.98)	(4.81)	3,640,211,260	0.19	2.74	0.19	4
(1.19)	49.78	49.80	13.08	12.97	3,800,754,020	0.19	2.73	0.34(k)	7
(0.10)	45.19	45.24	(8.18)	(8.05)(h)	2,044,698,826	0.19(f)	2.55	0.37(k)	1

(1.70)	52.07	52.00	(5.55)	(6.07)	4,290,527,026	0.19(f)	3.65	0.19(f)	10
(2.00)	56.89	57.12	31.14	31.26	4,113,118,547	0.19	4.26	0.19	6
(1.59)	44.97	45.10	(7.87)	(7.45)	1,465,970,894	0.19	3.40	0.19	6
(2.00)	50.63	50.54	16.18	15.94	1,442,853,830	0.19	4.22	0.39(k)	7
(0.33)	45.36	45.38	(9.97)	(9.93)(h)	603,313,934	0.19(f)	3.94	0.45(f)(k)	2

(0.69)	51.54	51.34	(12.68)	(13.28)	9,447,598,743	0.09(f)	3.14	0.09(f)	4
(1.41)	59.74	59.92	41.54	41.77	9,427,453,378	0.09	2.92	0.09	6
(1.07)	43.29	43.34	(8.92)	(8.90)	3,701,005,509	0.09	2.33	0.09	5
(1.55)	48.71	48.78	11.43	11.32	3,853,145,624	0.09	3.83	0.25(k)	7
(0.07)	45.19	45.28	(8.75)	(8.55)(h)	1,314,930,292	0.09(f)	1.45	0.34(f)(k)	2
SEE NOTES TO FINANCIAL STATEMENTS.
April 30, 2022	J.P. Morgan Exchange-Traded Funds	263

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)
	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
JPMorgan BetaBuilders International Equity ETF
Six Months Ended April 30, 2022 (Unaudited)	$60.53	$0.80	$ (8.33)	$ (7.53)	$(1.14)
Year Ended October 31, 2021	46.20	1.67	14.10	15.77	(1.44)
December 3, 2019 (g) through October 31, 2020	49.79	1.05	(4.26)(h)	(3.21)	(0.38)
JPMorgan BetaBuilders Japan ETF
Six Months Ended April 30, 2022 (Unaudited)	57.16	0.57	(9.54)	(8.97)	(1.59)
Year Ended October 31, 2021 (j)	48.39	1.04	8.36	9.40	(0.63)
Year Ended October 31, 2020 (j)	49.07	0.84	(0.39)	0.45	(1.13)
Year Ended October 31, 2019 (j)	45.45	0.97	2.93	3.90	(0.28)
June 15, 2018 (g) through October 31, 2018 (j)	49.58	0.48	(4.61)	(4.13)	—
JPMorgan BetaBuilders U.S. Equity ETF
Six Months Ended April 30, 2022 (Unaudited)	84.15	0.53	(9.83)	(9.30)	(0.50)
Year Ended October 31, 2021	59.59	1.02	24.48	25.50	(0.94)
Year Ended October 31, 2020	54.60	1.14	4.83	5.97	(0.98)
March 12, 2019 (g) through October 31, 2019	50.14	0.68	4.29	4.97	(0.51)
JPMorgan BetaBuilders U.S. Mid Cap Equity ETF
Six Months Ended April 30, 2022 (Unaudited)	93.59	0.46	(15.53)	(15.07)	(0.46)
Year Ended October 31, 2021	64.16	0.90	29.27	30.17	(0.74)
April 14, 2020 (g) through October 31, 2020	50.78	0.33	13.32(h)	13.65	(0.27)
JPMorgan BetaBuilders U.S. Small Cap Equity ETF
Six Months Ended April 30, 2022 (Unaudited)	67.49	0.40	(12.25)	(11.85)	(0.42)
November 16, 2020 (g) through October 31, 2021	51.27	0.62	16.04	16.66	(0.44)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Not annualized for periods less than one year.
(e)	Prior to December 9, 2019, market price return was calculated assuming an initial investment made at the market price at the beginning of the reporting period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. The price used to calculate the market price return was the midpoint of the bid/ask spread at the close of business on the listing exchange of the fund. Effective December 9, 2019, the closing price was used to calculate the market price return; however, any prices used in the calculation for market price return prior to December 9, 2019, would have used the midpoint of the bid/ask spread at the close of business on the exchange.
(f)	Certain non-recurring expenses incurred by the Fund were not annualized for the period indicated.
(g)	Commencement of operations.
(h)	Calculation of the net realized and unrealized gains (losses) per share do not correlate with the Fund’s net realized and unrealized gains (losses) presented in the Statement of Operations due to the timing of capital transactions in relation to the fluctuating market values of the Fund’s investments.
(i)	Since the Shares of the Fund did not trade in the secondary market until the day after the Fund’s inception, for the period from the inception to the first day of secondary market trading, the NAV is used as a proxy for the secondary market trading price to calculate the market returns.
(j)	Per share amounts reflects a 1:2 reverse stock split that occurred on April 12, 2021. See Note 1.
(k)	Prior to November 1, 2019, the Fund may have waived fees if expenses exceeded the expense cap. On November 1, 2019, the Fund adopted a unitary fee structure where a management fee is accrued by the fund based on prior day net assets and other expenses are paid by the Advisor.
SEE NOTES TO FINANCIAL STATEMENTS.
264	J.P. Morgan Exchange-Traded Funds	April 30, 2022

		Ratios/Supplemental data
					Ratios to average net assets (a)
Net asset value, end of period	Market price, end of period	Total return (c)(d)	Market price total return (d)(e)	Net assets, end of period	Net expenses	Net investment income (loss)	Expenses without waives and reimbursements	Portfolio turnover rate (d)

$51.86	$51.71	(12.64)%	(13.05)%	$2,945,583,312	0.07(f)%	2.81%	0.07(f)%	3%
60.53	60.64	34.26	34.24	3,680,140,678	0.07	2.85	0.07	5
46.20	46.29	(6.45)	(6.27)(i)	1,866,670,302	0.07	2.40	0.07	8

46.60	46.65	(16.12)	(16.10)	7,120,028,010	0.19(f)	2.17	0.19(f)	1
57.16	57.21	19.47	18.98	7,864,537,853	0.19	1.83	0.19	3
48.39	48.64	0.87	1.24	5,323,035,447	0.19	1.77	0.19	5
49.07	49.14	8.74	9.07	4,318,521,919	0.19	2.14	0.33(f)(k)	4
45.45	45.36	(8.35)	(8.51)(i)	2,336,087,667	0.19(f)	2.63	0.37(f)(k)	5

74.35	74.35	(11.12)	(11.08)	1,081,726,160	0.02(f)	1.30	0.02(f)	2
84.15	84.11	43.02	42.97	782,605,972	0.02	1.34	0.02	4
59.59	59.58	11.09	11.05	238,372,575	0.02	1.99	0.02	4
54.60	54.61	9.95	9.97(i)	46,409,125	0.02	2.01	0.02	3

78.06	77.99	(16.16)	(16.31)	1,504,652,074	0.07(f)	1.06	0.07(f)	17
93.59	93.68	47.15	47.52	1,698,624,114	0.07	1.05	0.07	27
64.16	64.06	26.91	26.71(i)	988,131,953	0.07	0.91	0.07	7

55.22	55.16	(17.64)	(17.81)	499,764,617	0.09(f)	1.29	0.09(f)	17
67.49	67.56	32.56	32.70(i)	442,061,490	0.09	0.98	0.09	27
SEE NOTES TO FINANCIAL STATEMENTS.
April 30, 2022	J.P. Morgan Exchange-Traded Funds	265

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)
	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
JPMorgan Carbon Transition U.S. Equity ETF
Six Months Ended April 30, 2022 (Unaudited)	$ 62.33	$0.38	$ (6.76)	$ (6.38)	$(0.41)
December 9, 2020 (g) through October 31, 2021	49.29	0.63	12.95	13.58	(0.54)
JPMorgan Climate Change Solutions ETF
December 13, 2021 (g) through April 30, 2022 (Unaudited)	48.00	0.20	(10.39)	(10.19)	(0.03)
JPMorgan Diversified Return Emerging Markets Equity ETF
Six Months Ended April 30, 2022 (Unaudited)	56.99	0.86	(3.57)	(2.71)	(1.06)
Year Ended October 31, 2021	46.47	1.81	10.70	12.51	(1.99)
Year Ended October 31, 2020	54.43	1.46	(7.48)	(6.02)	(1.94)
Year Ended October 31, 2019	50.91	2.07	2.97	5.04	(1.52)
Year Ended October 31, 2018	57.15	1.59	(5.37)	(3.78)	(2.46)
Year Ended October 31, 2017	48.68	1.50	7.56	9.06	(0.59)
JPMorgan Diversified Return International Equity ETF
Six Months Ended April 30, 2022 (Unaudited)	61.02	1.05	(6.65)	(5.60)	(1.82)
Year Ended October 31, 2021	49.84	1.91	11.03	12.94	(1.76)
Year Ended October 31, 2020	55.06	1.35	(5.01)	(3.66)	(1.56)
Year Ended October 31, 2019	53.10	1.77	1.90	3.67	(1.71)
Year Ended October 31, 2018	59.18	1.51	(5.29)	(3.78)	(2.30)
Year Ended October 31, 2017	50.00	1.43	8.57	10.00	(0.82)
JPMorgan Diversified Return U.S. Equity ETF
Six Months Ended April 30, 2022 (Unaudited)	101.43	0.98	(2.11)	(1.13)	(1.05)
Year Ended October 31, 2021	73.52	1.71	27.76	29.47	(1.56)
Year Ended October 31, 2020	76.44	1.65	(2.82)	(1.17)	(1.75)
Year Ended October 31, 2019	69.92	1.66	6.34	8.00	(1.48)
Year Ended October 31, 2018	68.52	1.39	1.88	3.27	(1.87)
Year Ended October 31, 2017	57.06	1.17	10.75	11.92	(0.46)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Not annualized for periods less than one year.
(e)	Prior to December 9, 2019, market price return was calculated assuming an initial investment made at the market price at the beginning of the reporting period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. The price used to calculate the market price return was the midpoint of the bid/ask spread at the close of business on the listing exchange of the fund. Effective December 9, 2019, the closing price was used to calculate the market price return; however, any prices used in the calculation for market price return prior to December 9, 2019, would have used the midpoint of the bid/ask spread at the close of business on the exchange.
(f)	Certain non-recurring expenses incurred by the Fund were not annualized for the period indicated.
(g)	Commencement of operations.
(h)	Since the Shares of the Fund did not trade in the secondary market until the day after the Fund’s inception, for the period from the inception to the first day of secondary market trading, the NAV is used as a proxy for the secondary market trading price to calculate the market returns.
(i)	Prior to November 1, 2019, the Fund may have waived fees if expenses exceeded the expense cap. On November 1, 2019, the Fund adopted a unitary fee structure where a management fee is accrued by the fund based on prior day net assets and other expenses are paid by the Advisor.
SEE NOTES TO FINANCIAL STATEMENTS.
266	J.P. Morgan Exchange-Traded Funds	April 30, 2022

		Ratios/Supplemental data
					Ratios to average net assets (a)
Net asset value, end of period	Market price, end of period	Total return (c)(d)	Market price total return (d)(e)	Net assets, end of period	Net expenses	Net investment income (loss)	Expenses without waives and reimbursements	Portfolio turnover rate (d)

$ 55.54	$ 55.49	(10.31)%	(10.41)%	$ 22,214,925	0.15(f)%	1.26%	0.15(f)%	7%
62.33	62.34	27.68	27.70(h)	24,933,394	0.15	1.26	0.15	27

37.78	37.82	(21.24)	(21.16)(h)	20,779,859	0.49	1.23	0.49	15

53.22	53.00	(4.84)	(5.33)	164,987,400	0.44(f)	3.07	0.44(f)	15
56.99	57.05	26.93	27.80	153,882,748	0.44	3.18	0.44	29
46.47	46.21	(11.20)	(11.80)	213,760,142	0.44	2.97	0.44	26
54.43	54.50	10.00	10.31	353,795,416	0.45	3.87	0.87(i)	51
50.91	50.83	(6.93)	(7.43)	213,804,252	0.45	2.80	0.96(i)	53
57.15	57.36	18.95	18.65	165,741,046	0.45	2.85	1.06(i)	60

53.60	53.48	(9.40)	(9.69)	761,070,541	0.37(f)	3.64	0.37(f)	15
61.02	61.08	26.00	26.08	842,016,222	0.37	3.14	0.37	35
49.84	49.86	(6.72)	(6.62)	867,200,124	0.37	2.61	0.37	23
55.06	55.02	7.05	7.23	1,282,867,303	0.38	3.27	0.41(i)	25
53.10	52.98	(6.72)	(7.22)	1,444,332,261	0.40	2.57	0.44(i)	28
59.18	59.36	20.35	20.30	1,159,887,006	0.43	2.63	0.51(i)	29

99.25	99.17	(1.15)	(1.26)	555,789,865	0.18(f)	1.92	0.18(f)	13
101.43	101.46	40.36	40.44	710,012,574	0.18	1.86	0.18	33
73.52	73.50	(1.40)	(1.44)	536,709,641	0.18	2.26	0.18	21
76.44	76.45	11.65	11.65	802,625,997	0.19	2.27	0.37(i)	24
69.92	69.93	4.74	4.70	559,362,329	0.19	1.95	0.41(i)	32
68.52	68.55	20.99	21.02	356,298,771	0.21	1.83	0.47(i)	27
SEE NOTES TO FINANCIAL STATEMENTS.
April 30, 2022	J.P. Morgan Exchange-Traded Funds	267

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)
	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain
JPMorgan Diversified Return U.S. Mid Cap Equity ETF
Six Months Ended April 30, 2022 (Unaudited)	$92.23	$0.66	$ (4.01)	$ (3.35)	$(0.79)	$ —
Year Ended October 31, 2021	64.77	1.30	27.36	28.66	(1.20)	—
Year Ended October 31, 2020	67.13	1.18	(2.38)	(1.20)	(1.16)	—
Year Ended October 31, 2019	62.24	1.18	4.78	5.96	(1.07)	—
Year Ended October 31, 2018	62.06	1.06	0.59	1.65	(1.47)	—
Year Ended October 31, 2017	51.65	0.89	10.02	10.91	(0.50)	—
JPMorgan Diversified Return U.S. Small Cap Equity ETF
Six Months Ended April 30, 2022 (Unaudited)	45.20	0.30	(4.65)	(4.35)	(0.32)	—
Year Ended October 31, 2021	28.87	0.46	16.35	16.81	(0.48)	—
Year Ended October 31, 2020	30.84	0.44	(2.01)	(1.57)	(0.40)	—
Year Ended October 31, 2019	29.58	0.42	1.22	1.64	(0.38)	—
Year Ended October 31, 2018	28.95	0.33	0.73	1.06	(0.43)	—
November 15, 2016 (h) through October 31, 2017	25.00	0.28	3.71	3.99	(0.04)	—
JPMorgan International Growth ETF
Six Months Ended April 30, 2022 (Unaudited)	79.09	0.29	(22.33)	(22.04)	(0.49)	(0.54)
Year Ended October 31, 2021	62.98	0.19	15.95	16.14	(0.03)	—
May 20, 2020 (h) through October 31, 2020	51.83	0.05	11.10	11.15	—	—
JPMorgan U.S. Dividend ETF
Six Months Ended April 30, 2022 (Unaudited)	32.56	0.45	1.12	1.57	(0.48)	—
Year Ended October 31, 2021	23.31	0.90	9.35	10.25	(1.00)	—
Year Ended October 31, 2020	27.09	0.91	(3.79)	(2.88)	(0.90)	—
Year Ended October 31, 2019	24.92	0.93	2.11	3.04	(0.87)	—
November 8, 2017 (h) through October 31, 2018	25.00	0.96	(0.17)	0.79	(0.87)	—
JPMorgan U.S. Minimum Volatility ETF
Six Months Ended April 30, 2022 (Unaudited)	36.66	0.34	0.38(j)	0.72	(0.37)	—
Year Ended October 31, 2021	29.06	0.63	7.67	8.30	(0.70)	—
Year Ended October 31, 2020	30.21	0.67	(1.10)	(0.43)	(0.72)	—
Year Ended October 31, 2019	26.14	0.64	3.95	4.59	(0.52)	—
November 8, 2017 (h) through October 31, 2018	25.00	0.59	1.08	1.67	(0.53)	—

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Not annualized for periods less than one year.
(e)	Prior to December 9, 2019, market price return was calculated assuming an initial investment made at the market price at the beginning of the reporting period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. The price used to calculate the market price return was the midpoint of the bid/ask spread at the close of business on the listing exchange of the fund. Effective December 9, 2019, the closing price was used to calculate the market price return; however, any prices used in the calculation for market price return prior to December 9, 2019, would have used the midpoint of the bid/ask spread at the close of business on the exchange.
(f)	Certain non-recurring expenses incurred by the Fund were not annualized for the period indicated.
(g)	Prior to November 1, 2019, the Fund may have waived fees if expenses exceeded the expense cap. On November 1, 2019, the Fund adopted a unitary fee structure where a management fee is accrued by the fund based on prior day net assets and other expenses are paid by the Advisor.
(h)	Commencement of operations.
(i)	Since the Shares of the Fund did not trade in the secondary market until the day after the Fund’s inception, for the period from the inception to the first day of secondary market trading, the NAV is used as a proxy for the secondary market trading price to calculate the market returns.
(j)	Calculation of the net realized and unrealized gains (losses) per share do not correlate with the Fund’s net realized and unrealized gains (losses) presented in the Statement of Operations due to the timing of capital transactions in relation to the fluctuating market values of the Fund’s investments.
SEE NOTES TO FINANCIAL STATEMENTS.
268	J.P. Morgan Exchange-Traded Funds	April 30, 2022

			Ratios/Supplemental data
						Ratios to average net assets (a)
Total distributions	Net asset value, end of period	Market price, end of period	Total return (c)(d)	Market price total return (d)(e)	Net assets, end of period	Net expenses	Net investment income (loss)	Expenses without waives and reimbursements	Portfolio turnover rate (d)

$(0.79)	$88.09	$88.04	(3.67)%	(3.80)%	$246,644,357	0.24(f)%	1.44%	0.24(f)%	13%
—	92.23	92.30	44.51	44.73	239,808,712	0.24	1.57	0.24	34
—	64.77	64.72	(1.66)	(1.79)	220,207,846	0.24	1.86	0.24	28
—	67.13	67.17	9.73	9.780	187,973,791	0.24	1.82	0.43(g)	25
—	62.24	62.25	2.59	2.57	112,028,180	0.24	1.64	0.50(g)	35
—	62.06	62.08	21.25	21.31	62,063,250	0.26	1.54	0.62(g)	31

(0.32)	40.53	40.48	(9.70)	(9.89)	200,637,978	0.29(f)	1.37	0.29(f)	14
—	45.20	45.24	58.49	58.25	176,262,186	0.29	1.13	0.29	37
—	28.87	28.94	(4.99)	(4.85)	148,672,825	0.29	1.54	0.29	30
—	30.84	30.87	5.64	5.75	140,343,327	0.29	1.40	0.54(g)	43
—	29.58	29.58	3.61	3.43	96,135,254	0.29	1.08	0.61(g)	30
—	28.95	29.00	15.96	16.16(i)	55,011,105	0.31(f)	1.08	0.97(f)(g)	24

(1.03)	56.02	55.95	(28.20)	(28.56)	58,826,196	0.55(f)	0.87	0.55(f)	16
(0.03)	79.09	79.40	25.63	25.85	61,291,950	0.55	0.25	0.55	37
—	62.98	63.12	21.51	21.78(i)	37,787,658	0.55	0.16	0.55	12

(0.48)	33.65	33.53	4.83	4.36	63,927,522	0.12(f)	2.67	0.12(f)	10
(1.00)	32.56	32.59	44.70	45.15	48,842,278	0.12	2.92	0.12	32
(0.90)	23.31	23.26	(10.50)	(10.72)	34,965,403	0.12	3.78	0.12	26
(0.87)	27.09	27.10	12.57	12.69	40,631,525	0.12	3.59	0.63(g)	20
(0.87)	24.92	24.90	3.08	2.99(i)	27,411,126	0.12(f)	3.81	0.76(f)(g)	24

(0.37)	37.01	36.99	1.96	1.82	29,607,429	0.12(f)	1.82	0.12(f)	8
(0.70)	36.66	36.69	28.87	29.38	20,160,648	0.12	1.88	0.12	22
(0.72)	29.06	28.97	(1.32)	(1.69)	37,773,538	0.12	2.29	0.12	23
(0.52)	30.21	30.23	17.82	17.90	107,244,658	0.12	2.22	0.54(g)	15
(0.53)	26.14	26.14	6.69	6.69(i)	27,445,770	0.12(f)	2.33	0.76(f)(g)	17
SEE NOTES TO FINANCIAL STATEMENTS.
April 30, 2022	J.P. Morgan Exchange-Traded Funds	269

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)
	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
JPMorgan U.S. Momentum Factor ETF
Six Months Ended April 30, 2022 (Unaudited)	$47.71	$0.22	$ (7.91)	$ (7.69)	$(0.19)
Year Ended October 31, 2021	33.68	0.34	14.00	14.34	(0.31)
Year Ended October 31, 2020	29.04	0.35	4.63	4.98	(0.34)
Year Ended October 31, 2019	25.98	0.37	2.99	3.36	(0.30)
November 8, 2017 (h) through October 31, 2018	25.00	0.35	0.95	1.30	(0.32)
JPMorgan U.S. Quality Factor ETF
Six Months Ended April 30, 2022 (Unaudited)	43.45	0.32	(3.55)	(3.23)	(0.32)
Year Ended October 31, 2021	31.53	0.60	11.91	12.51	(0.59)
Year Ended October 31, 2020	29.74	0.56	1.70	2.26	(0.47)
Year Ended October 31, 2019	26.56	0.58	3.11	3.69	(0.51)
November 8, 2017 (h) through October 31, 2018	25.00	0.52	1.52	2.04	(0.48)
JPMorgan U.S. Value Factor ETF
Six Months Ended April 30, 2022 (Unaudited)	37.09	0.37	(2.20)	(1.83)	(0.41)
Year Ended October 31, 2021	24.99	0.72	12.03	12.75	(0.65)
Year Ended October 31, 2020	27.29	0.77	(2.29)	(1.52)	(0.78)
Year Ended October 31, 2019	25.21	0.75	1.97	2.72	(0.64)
November 8, 2017 (h) through October 31, 2018	25.00	0.64	0.16	0.80	(0.59)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Not annualized for periods less than one year.
(e)	Prior to December 9, 2019, market price return was calculated assuming an initial investment made at the market price at the beginning of the reporting period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. The price used to calculate the market price return was the midpoint of the bid/ask spread at the close of business on the listing exchange of the fund. Effective December 9, 2019, the closing price was used to calculate the market price return; however, any prices used in the calculation for market price return prior to December 9, 2019, would have used the midpoint of the bid/ask spread at the close of business on the exchange.
(f)	Certain non-recurring expenses incurred by the Fund were not annualized for the period indicated.
(g)	Prior to November 1, 2019, the Fund may have waived fees if expenses exceeded the expense cap. On November 1, 2019, the Fund adopted a unitary fee structure where a management fee is accrued by the fund based on prior day net assets and other expenses are paid by the Advisor.
(h)	Commencement of operations.
(i)	Since the Shares of the Fund did not trade in the secondary market until the day after the Fund’s inception, for the period from the inception to the first day of secondary market trading, the NAV is used as a proxy for the secondary market trading price to calculate the market returns.
SEE NOTES TO FINANCIAL STATEMENTS.
270	J.P. Morgan Exchange-Traded Funds	April 30, 2022

		Ratios/Supplemental data
					Ratios to average net assets (a)
Net asset value, end of period	Market price, end of period	Total return (c)(d)	Market price total return (d)(e)	Net assets, end of period	Net expenses	Net investment income (loss)	Expenses without waives and reimbursements	Portfolio turnover rate (d)

$39.83	$39.78	(16.17)%	(16.22)%	$244,924,366	0.12(f)%	1.00%	0.12(f)%	21%
47.71	47.68	42.72	42.38	221,858,171	0.12	0.80	0.12	44
33.68	33.74	17.33	17.50	134,743,086	0.12	1.11	0.12	39
29.04	29.05	13.06	13.06	56,620,589	0.12	1.35	0.55(g)	52
25.98	25.99	5.17	5.21(i)	28,575,370	0.12(f)	1.32	0.74(f)(g)	44

39.90	39.91	(7.49)	(7.53)	402,997,978	0.12(f)	1.51	0.12(f)	11
43.45	43.48	39.97	40.02	393,204,091	0.12	1.56	0.12	21
31.53	31.54	7.72	7.68	384,671,209	0.12	1.81	0.12	20
29.74	29.76	14.10	14.18	107,067,872	0.12	2.05	0.50(g)	21
26.56	26.56	8.15	8.15(i)	29,215,267	0.12(f)	2.01	0.74(f)(g)	22

34.85	34.83	(5.00)	(5.03)	531,443,667	0.12(f)	1.99	0.12(f)	13
37.09	37.08	51.38	51.88	400,579,487	0.12	2.01	0.12	34
24.99	24.90	(5.39)	(5.76)	62,468,155	0.12	2.99	0.12	25
27.29	27.30	11.01	11.05	66,849,642	0.12	2.90	0.52(g)	22
25.21	25.21	3.12	3.12(i)	28,986,509	0.12(f)	2.52	0.75(f)(g)	26
SEE NOTES TO FINANCIAL STATEMENTS.
April 30, 2022	J.P. Morgan Exchange-Traded Funds	271

NOTES TO FINANCIAL STATEMENTS
AS OF April 30, 2022 (Unaudited)
1.  Organization
J.P. Morgan Exchange-Traded Fund Trust (the “Trust”) was formed on February 25, 2010, and is governed by a Declaration of Trust as amended and restated February 19, 2014, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.
The following are 23 separate funds of the Trust (each, a "Fund" and collectively, the "Funds") covered by this report:
Diversification Classification
JPMorgan ActiveBuilders Emerging Markets Equity ETF	Diversified
JPMorgan ActiveBuilders International Equity ETF	Diversified
JPMorgan BetaBuilders Canada ETF	Diversified
JPMorgan BetaBuilders Developed Asia Pacific ex-Japan ETF (formerly known as JPMorgan BetaBuilders Developed Asia ex-Japan ETF)(1)	Diversified
JPMorgan BetaBuilders Europe ETF	Diversified
JPMorgan BetaBuilders International Equity ETF	Diversified
JPMorgan BetaBuilders Japan ETF	Diversified
JPMorgan BetaBuilders U.S. Equity ETF	Diversified
JPMorgan BetaBuilders U.S. Mid Cap Equity ETF	Diversified
JPMorgan BetaBuilders U.S. Small Cap Equity ETF	Diversified
JPMorgan Carbon Transition U.S. Equity ETF	Diversified
JPMorgan Climate Change Solutions ETF(2)	Non-Diversified
JPMorgan Diversified Return Emerging Markets Equity ETF	Diversified
JPMorgan Diversified Return International Equity ETF	Diversified
JPMorgan Diversified Return U.S. Equity ETF	Diversified
JPMorgan Diversified Return U.S. Mid Cap Equity ETF	Diversified
JPMorgan Diversified Return U.S. Small Cap Equity ETF	Diversified
JPMorgan International Growth ETF	Diversified
JPMorgan U.S. Dividend ETF	Diversified
JPMorgan U.S. Minimum Volatility ETF	Diversified
JPMorgan U.S. Momentum Factor ETF	Diversified
JPMorgan U.S. Quality Factor ETF	Diversified
JPMorgan U.S. Value Factor ETF	Diversified

(1)	Effective March 1, 2022, JPMorgan BetaBuilders Developed Asia ex-Japan ETF changed its name to JPMorgan BetaBuilders Developed Asia Pacific ex-Japan ETF.
(2)	Commencement of operations was December 13, 2021.
The investment objective of JPMorgan ActiveBuilders Emerging Markets Equity ETF (“ActiveBuilders Emerging Markets Equity ETF”), JPMorgan ActiveBuilders International Equity ETF (“ActiveBuilders International Equity ETF”) and JPMorgan International Growth ETF (“International Growth ETF”) is to seek long-term capital appreciation.
The investment objective of JPMorgan BetaBuilders Canada ETF (“BetaBuilders Canada ETF”) is to seek investment results that closely correspond, before fees and expenses, to the performance of the Morningstar® Canada Target Market Exposure IndexSM.
The investment objective of JPMorgan BetaBuilders Developed Asia Pacific ex-Japan ETF (“BetaBuilders Developed Asia Pacific ex-Japan ETF”) is to seek investment results that closely correspond, before fees and expenses, to the performance of the Morningstar® Developed Asia Pacific ex-Japan Target Market Exposure IndexSM.
The investment objective of JPMorgan BetaBuilders Europe ETF (“BetaBuilders Europe ETF”) is to seek investment results that closely correspond, before fees and expenses, to the performance of the Morningstar® Developed Europe Target Market Exposure IndexSM.
The investment objective of JPMorgan BetaBuilders International Equity ETF (“BetaBuilders International Equity ETF”) is to seek investment results that closely correspond, before fees and expenses, to the performance of the Morningstar® Developed Markets ex-North America Target Market Exposure IndexSM.
The investment objective of JPMorgan BetaBuilders Japan ETF (“BetaBuilders Japan ETF”) is to seek investment results that closely correspond, before fees and expenses, to the performance of the Morningstar® Japan Target Market Exposure IndexSM.
272	J.P. Morgan Exchange-Traded Funds	April 30, 2022

The investment objective of JPMorgan BetaBuilders U.S. Equity ETF (“BetaBuilders U.S. Equity ETF”) is to seek investment results that closely correspond, before fees and expenses, to the performance of the Morningstar® US Target Market Exposure IndexSM.
The investment objective of JPMorgan BetaBuilders U.S. Mid Cap Equity ETF (“BetaBuilders U.S. Mid Cap Equity ETF”) is to seek investment results that closely correspond, before fees and expenses, to the performance of the Morningstar® US Mid Cap Target Market Exposure Extended IndexSM.
The investment objective of JPMorgan BetaBuilders U.S. Small Cap Equity ETF (“BetaBuilders U.S. Small Cap Equity ETF”) is to seek investment results that closely correspond, before fees and expenses, to the performance of the Morningstar® US Small Cap Target Market Exposure Extended IndexSM.
The investment objective of JPMorgan Carbon Transition U.S. Equity ETF (“Carbon Transition U.S. Equity ETF”) is to seek investment results that closely correspond, before fees and expenses, to the performance of the JPMorgan Asset Management Carbon Transition U.S. Equity Index.
The investment objective of JPMorgan Climate Change Solutions ETF (“Climate Change Solutions ETF”) is to seek to achieve long-term capital appreciation by investing in companies that the adviser believes are developing solutions to address climate change.
The investment objective of JPMorgan Diversified Return Emerging Markets Equity ETF (“Emerging Markets Equity ETF”) is to seek investment results that closely correspond, before fees and expenses, to the performance of the JP Morgan Diversified Factor Emerging Markets Equity Index.
The investment objective of JPMorgan Diversified Return International Equity ETF (“International Equity ETF”) is to seek investment results that closely correspond, before fees and expenses, to the performance of the JP Morgan Diversified Factor International Equity Index.
The investment objective of JPMorgan Diversified Return U.S. Equity ETF (“U.S. Equity ETF”) is to seek investment results that closely correspond, before fees and expenses, to the performance of the JP Morgan Diversified Factor US Equity Index.
The investment objective of JPMorgan Diversified Return U.S. Mid Cap Equity ETF (“U.S. Mid Cap Equity ETF”) is to seek investment results that closely correspond, before fees and expenses, to the performance of the JP Morgan Diversified Factor US Mid Cap Equity Index.
The investment objective of JPMorgan Diversified Return U.S. Small Cap Equity ETF (“U.S. Small Cap Equity ETF”) is to seek investment results that closely correspond, before fees and expenses, to the performance of the JP Morgan Diversified Factor US Small Cap Equity Index.
The investment objective of JPMorgan U.S. Dividend ETF (“U.S. Dividend ETF”) is to seek investment results that closely correspond, before fees and expenses, to the performance of the JP Morgan US Dividend Index.
The investment objective of JPMorgan U.S. Minimum Volatility ETF (“U.S. Minimum Volatility ETF”) is to seek investment results that closely correspond, before fees and expenses, to the performance of the JP Morgan US Minimum Volatility Index.
The investment objective of JPMorgan U.S. Momentum Factor ETF (“U.S. Momentum Factor ETF”) is to seek investment results that closely correspond, before fees and expenses, to the performance of the JP Morgan US Momentum Factor Index.
The investment objective of JPMorgan U.S. Quality Factor ETF (“U.S. Quality Factor ETF”) is to seek investment results that closely correspond, before fees and expenses, to the performance of the JP Morgan US Quality Factor Index.
The investment objective of JPMorgan U.S. Value Factor ETF (“U.S. Value Factor ETF”) is to seek investment results that closely correspond, before fees and expenses, to the performance of the JP Morgan US Value Factor Index.
J.P. Morgan Investment Management Inc. (“JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Funds.
April 30, 2022	J.P. Morgan Exchange-Traded Funds	273

NOTES TO FINANCIAL STATEMENTS
AS OF April 30, 2022 (Unaudited) (continued)
Shares of each Fund are listed and traded at market price on an exchange as follows:
Listing Exchange
ActiveBuilders Emerging Markets Equity ETF	Cboe BZX Exchange, Inc.
ActiveBuilders International Equity ETF	NYSE Arca
BetaBuilders Canada ETF	Cboe BZX Exchange, Inc.
BetaBuilders Developed Asia Pacific ex-Japan ETF	Cboe BZX Exchange, Inc.
BetaBuilders Europe ETF	Cboe BZX Exchange, Inc.
BetaBuilders International Equity ETF	Cboe BZX Exchange, Inc.
BetaBuilders Japan ETF	Cboe BZX Exchange, Inc.
BetaBuilders U.S. Equity ETF	Cboe BZX Exchange, Inc.
BetaBuilders U.S. Mid Cap Equity ETF	NYSE Arca
BetaBuilders U.S. Small Cap Equity ETF	NYSE Arca
Carbon Transition U.S. Equity ETF	NYSE Arca
Climate Change Solutions ETF	NYSE Arca
Emerging Markets Equity ETF	NYSE Arca
International Equity ETF	NYSE Arca
U.S. Equity ETF	NYSE Arca
U.S. Mid Cap Equity ETF	NYSE Arca
U.S. Small Cap Equity ETF	NYSE Arca
International Growth ETF	NYSE Arca
U.S. Dividend ETF	NYSE Arca
U.S. Minimum Volatility ETF	NYSE Arca
U.S. Momentum Factor ETF	NYSE Arca
U.S. Quality Factor ETF	NYSE Arca
U.S. Value Factor ETF	NYSE Arca
Market prices for the Funds’ shares may be different from their net asset value (“NAV”).
Effective April 12, 2021, BetaBuilders Canada ETF, BetaBuilders Developed Asia Pacific ex-Japan ETF, BetaBuilders Europe ETF and BetaBuilders Japan ETF each underwent a 1:2 reverse stock split which resulted in a decrease to each Fund’s shares outstanding and an increase to each Fund’s NAV per share. There was no change to the net assets of each Fund or the value of a shareholder’s investment as a result of this reverse stock split, except to the extent that shareholders held quantities of shares that were not an exact multiple of the reverse split ratio as described below.
The historical share transactions presented in the Statements of Changes in Net Assets and the per share data presented in the Financial Highlights have been adjusted accordingly to give effect to the reverse stock splits.
For shareholders who held quantities of shares that were not an exact multiple of the reverse split ratio (for example, not a multiple of two for a 1:2 reverse split), the reverse split resulted in the creation of a fractional share. Post-split fractional shares were redeemed for cash and sent to the broker of record.
274	J.P. Morgan Exchange-Traded Funds	April 30, 2022

The Funds issue and redeem their shares on a continuous basis, through JPMorgan Distribution Services, Inc. (the “Distributor” or “JPMDS”), an indirect, wholly-owned subsidiary of JPMorgan, at NAV in large blocks of shares, referred to as “Creation Units” as shown in the table below:
Shares per Creation Unit
ActiveBuilders Emerging Markets Equity ETF	100,000
ActiveBuilders International Equity ETF	100,000
BetaBuilders Canada ETF	50,000
BetaBuilders Developed Asia Pacific ex-Japan ETF	100,000
BetaBuilders Europe ETF	100,000
BetaBuilders International Equity ETF	200,000
BetaBuilders Japan ETF	200,000
BetaBuilders U.S. Equity ETF	50,000
BetaBuilders U.S. Mid Cap Equity ETF	25,000
BetaBuilders U.S. Small Cap Equity ETF	25,000
Carbon Transition U.S. Equity ETF	50,000
Climate Change Solutions ETF	25,000
Emerging Markets Equity ETF	100,000
International Equity ETF	100,000
U.S. Equity ETF	100,000
U.S. Mid Cap Equity ETF	100,000
U.S. Small Cap Equity ETF	50,000
International Growth ETF	25,000
U.S. Dividend ETF	50,000
U.S. Minimum Volatility ETF	50,000
U.S. Momentum Factor ETF	50,000
U.S. Quality Factor ETF	50,000
U.S. Value Factor ETF	50,000
Creation Units are issued and redeemed principally in-kind for a basket of securities. A cash amount may be substituted if the Fund has sizable exposure to market or sponsor restricted securities. Shares are generally traded in the secondary market in amounts less than a Creation Unit at market prices that change throughout the day. Only individuals or institutions that have entered into an authorized participant agreement with the Distributor may do business directly with the Funds (each, an “Authorized Participant”).
2.  Significant Accounting Policies
The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect (i) the reported amounts of assets and liabilities, (ii) disclosure of contingent assets and liabilities at the date of the financial statements, and (iii) the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
A.  Valuation of Investments — Investments are valued in accordance with GAAP and the Funds' valuation policies set forth by, and under the supervision and responsibility of, the Board of Trustees of the Trust (the "Board"), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at their market value and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.
The Administrator has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Funds' investments. The Administrator implements the valuation policies of the Funds' investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Funds. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight including, but not limited to, consideration of macro or security specific events, market events, and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and, at least on a quarterly basis, with the AVC and the Board.
A market-based approach is primarily used to value the Funds' investments. Investments for which market quotations are not readily available are fair valued by approved affiliated and/or unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”) or may be internally fair valued using methods set forth by the valuation policies approved by the Boards. This may include the use of related or
April 30, 2022	J.P. Morgan Exchange-Traded Funds	275

NOTES TO FINANCIAL STATEMENTS
AS OF April 30, 2022 (Unaudited) (continued)
comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information for the investment. An income-based valuation approach may be used in which the anticipated future cash flows of the investment are discounted to calculate the fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material.
Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the NAVs of the Funds are calculated on a valuation date.
Investments in open-end investment companies (“Underlying Funds”) are valued at each Underlying Fund’s NAV per share as of the report date.
Futures contracts are generally valued on the basis of available market quotations.
Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer-related events after the report date and prior to issuance of the report are not reflected herein.
The various inputs that are used in determining the valuation of the Funds' investments are summarized into the three broad levels listed below.
•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•	Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.
•	Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Funds' assumptions in determining the fair value of investments).
A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.
The following tables represent each valuation input as presented on the Schedules of Portfolio Investments ("SOIs"):
ActiveBuilders Emerging Markets Equity ETF
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Austria	$ —	$ 321,103	$ —	$ 321,103
Brazil	38,366,634	—	—	38,366,634
Canada	572,022	—	—	572,022
Chile	2,436,300	—	—	2,436,300
China	5,738,432	218,543,926	7,360	224,289,718
Colombia	260,249	—	—	260,249
Czech Republic	—	663,202	—	663,202
Egypt	—	798,297	—	798,297
Ghana	435,195	—	—	435,195
Greece	—	1,273,512	—	1,273,512
Hong Kong	548,148	15,487,526	—	16,035,674
Hungary	—	2,040,807	—	2,040,807
India	7,011,670	77,061,628	—	84,073,298
Indonesia	4,831,107	12,236,079	—	17,067,186
Kazakhstan	362,700	—	—	362,700
Macau	—	500,789	—	500,789
Malaysia	935,715	2,650,222	—	3,585,937
Mexico	31,759,150	—	—	31,759,150
Nigeria	—	169,534	—	169,534
Panama	315,348	—	—	315,348
Peru	1,778,903	—	—	1,778,903
Philippines	204,670	1,272,154	—	1,476,824
Poland	—	3,483,807	—	3,483,807
276	J.P. Morgan Exchange-Traded Funds	April 30, 2022

ActiveBuilders Emerging Markets Equity ETF (continued)
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Portugal	$ —	$ 1,394,964	$ —	$ 1,394,964
Qatar	2,521,521	845,189	—	3,366,710
Russia	—	—	151,699	151,699
Saudi Arabia	557,144	13,724,403	—	14,281,547
South Africa	6,858,891	15,206,252	—	22,065,143
South Korea	—	92,666,656	—	92,666,656
Taiwan	1,436,375	118,197,900	—	119,634,275
Tanzania, United Republic of	—	258,679	—	258,679
Thailand	9,868,930	1,393,387	—	11,262,317
Turkey	584,494	705,121	—	1,289,615
United Arab Emirates	1,757,786	3,296,796	—	5,054,582
United Kingdom	—	346,357	—	346,357
United States	3,794,148	3,064,438	—	6,858,586
Zambia	652,456	—	—	652,456
Total Common Stocks	123,587,988	587,602,728	159,059	711,349,775
Warrants	1,227	—	—	1,227
Short-Term Investments
Investment Companies	14,335,116	—	—	14,335,116
Investment of Cash Collateral from Securities Loaned	368,660	—	—	368,660
Total Short-Term Investments	14,703,776	—	—	14,703,776
Total Investments in Securities	$138,292,991	$587,602,728	$159,059	$726,054,778
Transfers between level 2 and level 3 are due to a decline or an increase in market activity (e.g. frequency of trades), which resulted in a lack or increase of available market inputs to determine the price for the six months ended April 30, 2022.
ActiveBuilders International Equity ETF
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Australia	$ —	$ 1,347,356	$—	$ 1,347,356
Austria	—	118,320	—	118,320
Belgium	—	202,187	—	202,187
Brazil	19,473	—	—	19,473
Canada	157,967	—	—	157,967
China	—	234,589	—	234,589
Denmark	21,840	1,027,411	—	1,049,251
Finland	—	237,425	—	237,425
France	—	2,773,631	—	2,773,631
Germany	—	2,024,757	—	2,024,757
Hong Kong	—	554,978	—	554,978
India	115,996	—	—	115,996
Indonesia	—	50,759	—	50,759
Ireland	—	32,767	—	32,767
Italy	—	256,838	—	256,838
Japan	—	4,617,314	—	4,617,314
Luxembourg	—	34,056	—	34,056
April 30, 2022	J.P. Morgan Exchange-Traded Funds	277

NOTES TO FINANCIAL STATEMENTS
AS OF April 30, 2022 (Unaudited) (continued)
ActiveBuilders International Equity ETF (continued)
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Malta	$ —	$ 9,521	$—	$ 9,521
Netherlands	—	1,614,596	—	1,614,596
Norway	30,909	194,273	—	225,182
Singapore	13,478	372,575	—	386,053
South Africa	—	220,038	—	220,038
South Korea	—	224,731	—	224,731
Spain	—	484,587	—	484,587
Sweden	—	742,736	—	742,736
Switzerland	—	2,817,284	—	2,817,284
Taiwan	183,113	—	—	183,113
United Kingdom	8,775	3,055,616	—	3,064,391
United States	—	774,508	—	774,508
Total Common Stocks	551,551	24,022,853	—	24,574,404
Short-Term Investments
Investment Companies	450,008	—	—	450,008
Investment of Cash Collateral from Securities Loaned	152,324	—	—	152,324
Total Short-Term Investments	602,332	—	—	602,332
Total Investments in Securities	$1,153,883	$24,022,853	$—	$25,176,736

BetaBuilders Canada ETF
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$6,990,952,704	$—	$—	$6,990,952,704
Depreciation in Other Financial Instruments
Futures Contracts (a)	$ (1,128,590)	$—	$—	$ (1,128,590)

(a)	Please refer to the SOI for specific of portfolio holdings.

BetaBuilders Developed Asia Pacific ex-Japan ETF
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Australia	$ —	$2,727,501,149	$—	$2,727,501,149
China	—	103,641,750	—	103,641,750
Hong Kong	67,402,120	745,499,905	—	812,902,025
Macau	—	37,595,526	—	37,595,526
New Zealand	—	85,454,615	—	85,454,615
Singapore	3,877,758	429,608,367	—	433,486,125
United Kingdom	—	42,170,723	—	42,170,723
United States	—	30,967,754	—	30,967,754
Total Common Stocks	71,279,878	4,202,439,789	—	4,273,719,667
Short-Term Investments
Investment of Cash Collateral from Securities Loaned	10,861,479	—	—	10,861,479
278	J.P. Morgan Exchange-Traded Funds	April 30, 2022

BetaBuilders Developed Asia Pacific ex-Japan ETF (continued)
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities	$82,141,357	$4,202,439,789	$—	$4,284,581,146
Appreciation in Other Financial Instruments
Futures Contracts	$ 294,821	$ —	$—	$ 294,821

BetaBuilders Europe ETF
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Australia	$ —	$ 134,529,061	$ —	$ 134,529,061
Austria	—	45,837,730	—	45,837,730
Belgium	—	141,708,903	—	141,708,903
Brazil	—	7,592,609	—	7,592,609
Chile	—	6,241,545	—	6,241,545
China	—	39,691,612	—	39,691,612
Colombia	—	2,169,436	—	2,169,436
Denmark	—	388,444,862	—	388,444,862
Finland	997,596	191,226,660	—	192,224,256
France	—	1,431,097,284	—	1,431,097,284
Germany	—	1,074,017,372	—	1,074,017,372
Ireland	16,111,017	67,112,164	—	83,223,181
Italy	—	307,330,966	—	307,330,966
Jordan	—	3,995,601	—	3,995,601
Luxembourg	—	29,942,975	—	29,942,975
Mexico	—	1,684,404	—	1,684,404
Netherlands	202,345	758,386,665	—	758,589,010
Norway	1,828,439	120,018,236	—	121,846,675
Poland	1,387,611	38,905,223	—	40,292,834
Portugal	—	23,602,780	—	23,602,780
Russia	—	—	23,359	23,359
Singapore	—	22,889,205	—	22,889,205
South Africa	—	56,442,441	—	56,442,441
South Korea	—	6,338,573	—	6,338,573
Spain	—	358,353,986	—	358,353,986
Sweden	3,974,019	523,149,314	—	527,123,333
Switzerland	20,364,683	1,433,418,901	—	1,453,783,584
United Arab Emirates	—	—	—	—
United Kingdom	10,289,678	1,810,181,294	—	1,820,470,972
United States	4,371,080	281,006,744	—	285,377,824
Total Common Stocks	59,526,468	9,305,316,546	23,359	9,364,866,373
Short-Term Investments
Investment of Cash Collateral from Securities Loaned	570,727,372	—	—	570,727,372
Total Investments in Securities	$630,253,840	$9,305,316,546	$23,359	$9,935,593,745
Appreciation in Other Financial Instruments
Futures Contracts	$ 1,421,604	$ —	$ —	$ 1,421,604
April 30, 2022	J.P. Morgan Exchange-Traded Funds	279

NOTES TO FINANCIAL STATEMENTS
AS OF April 30, 2022 (Unaudited) (continued)
There were no significant transfers into or out of level 3 for the six months ended April 30, 2022.
BetaBuilders International Equity ETF
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Australia	$ —	$ 254,444,435	$ —	$ 254,444,435
Austria	—	9,074,688	—	9,074,688
Belgium	—	28,033,742	—	28,033,742
Brazil	—	1,501,701	—	1,501,701
Chile	—	1,235,241	—	1,235,241
China	—	16,502,168	—	16,502,168
Colombia	—	431,078	—	431,078
Denmark	—	76,880,710	—	76,880,710
Finland	196,137	37,842,800	—	38,038,937
France	—	283,185,417	—	283,185,417
Germany	—	212,543,448	—	212,543,448
Hong Kong	5,630,019	62,259,476	—	67,889,495
Ireland	3,186,957	13,281,817	—	16,468,774
Israel	—	15,105,236	—	15,105,236
Italy	—	60,817,153	—	60,817,153
Japan	711,489	688,207,942	—	688,919,431
Jordan	—	793,459	—	793,459
Luxembourg	—	5,925,529	—	5,925,529
Macau	—	3,140,509	—	3,140,509
Mexico	—	335,522	—	335,522
Netherlands	14,763	150,119,627	—	150,134,390
New Zealand	—	7,144,310	—	7,144,310
Norway	364,148	23,744,776	—	24,108,924
Poland	272,918	7,700,899	—	7,973,817
Portugal	—	4,671,142	—	4,671,142
Russia	—	—	4,964	4,964
Singapore	327,797	40,418,669	—	40,746,466
South Africa	—	11,169,345	—	11,169,345
South Korea	—	1,251,481	—	1,251,481
Spain	—	70,925,123	—	70,925,123
Sweden	790,365	103,524,408	—	104,314,773
Switzerland	4,036,245	283,534,422	—	287,570,667
United Arab Emirates	—	—	—	—
United Kingdom	2,031,036	361,732,042	—	363,763,078
United States	864,957	58,189,276	—	59,054,233
Total Common Stocks	18,426,831	2,895,667,591	4,964	2,914,099,386
Short-Term Investments
Investment Companies	9,889,216	—	—	9,889,216
Investment of Cash Collateral from Securities Loaned	80,452,707	—	—	80,452,707
Total Short-Term Investments	90,341,923	—	—	90,341,923
Total Investments in Securities	$108,768,754	$2,895,667,591	$4,964	$3,004,441,309
Depreciation in Other Financial Instruments
Futures Contracts	$ (1,004,203)	$ —	$ —	$ (1,004,203)
280	J.P. Morgan Exchange-Traded Funds	April 30, 2022

There were no significant transfers into or out of level 3 for the six months ended April 30, 2022.
BetaBuilders Japan ETF
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Air Freight & Logistics	$ —	$ 29,388,287	$—	$ 29,388,287
Airlines	—	10,305,833	—	10,305,833
Auto Components	—	154,445,911	—	154,445,911
Automobiles	—	609,766,190	—	609,766,190
Banks	—	361,216,850	—	361,216,850
Beverages	—	69,142,530	—	69,142,530
Building Products	—	121,652,825	—	121,652,825
Capital Markets	—	62,328,560	—	62,328,560
Chemicals	—	292,392,203	—	292,392,203
Commercial Services & Supplies	—	55,387,768	—	55,387,768
Construction & Engineering	—	40,666,516	—	40,666,516
Consumer Finance	—	9,073,040	—	9,073,040
Diversified Financial Services	—	51,211,468	—	51,211,468
Diversified Telecommunication Services	—	67,213,716	—	67,213,716
Electric Utilities	—	48,091,907	—	48,091,907
Electrical Equipment	—	123,141,464	—	123,141,464
Electronic Equipment, Instruments & Components	—	356,494,993	—	356,494,993
Entertainment	—	162,241,386	—	162,241,386
Equity Real Estate Investment Trusts (REITs)	7,230,268	106,283,778	—	113,514,046
Food & Staples Retailing	—	131,155,615	—	131,155,615
Food Products	—	119,532,203	—	119,532,203
Gas Utilities	—	29,291,176	—	29,291,176
Health Care Equipment & Supplies	—	186,644,871	—	186,644,871
Health Care Providers & Services	—	12,077,804	—	12,077,804
Health Care Technology	—	26,077,264	—	26,077,264
Hotels, Restaurants & Leisure	—	71,875,499	—	71,875,499
Household Durables	—	316,044,631	—	316,044,631
Household Products	—	35,530,048	—	35,530,048
Industrial Conglomerates	—	121,915,106	—	121,915,106
Insurance	—	205,015,539	—	205,015,539
Interactive Media & Services	—	24,653,945	—	24,653,945
Internet & Direct Marketing Retail	—	20,306,151	—	20,306,151
IT Services	—	171,221,943	—	171,221,943
Leisure Products	—	74,525,094	—	74,525,094
Machinery	—	371,545,651	—	371,545,651
Marine	—	39,528,142	—	39,528,142
Media	—	32,143,646	—	32,143,646
Metals & Mining	—	71,151,702	—	71,151,702
Multiline Retail	—	20,090,857	—	20,090,857
Oil, Gas & Consumable Fuels	—	57,414,674	—	57,414,674
Paper & Forest Products	—	9,164,208	—	9,164,208
Personal Products	—	88,579,061	—	88,579,061
Pharmaceuticals	—	412,546,778	—	412,546,778
Professional Services	—	133,799,112	—	133,799,112
Real Estate Management & Development	—	168,294,448	—	168,294,448
April 30, 2022	J.P. Morgan Exchange-Traded Funds	281

NOTES TO FINANCIAL STATEMENTS
AS OF April 30, 2022 (Unaudited) (continued)
BetaBuilders Japan ETF (continued)
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Road & Rail	$ —	$ 202,304,252	$—	$ 202,304,252
Semiconductors & Semiconductor Equipment	—	235,302,250	—	235,302,250
Software	—	19,022,129	—	19,022,129
Specialty Retail	—	95,156,062	—	95,156,062
Technology Hardware, Storage & Peripherals	—	115,249,220	—	115,249,220
Textiles, Apparel & Luxury Goods	—	5,723,808	—	5,723,808
Tobacco	—	35,685,648	—	35,685,648
Trading Companies & Distributors	—	361,350,914	—	361,350,914
Transportation Infrastructure	—	7,334,263	—	7,334,263
Wireless Telecommunication Services	—	265,090,345	—	265,090,345
Total Common Stocks	7,230,268	7,022,789,284	—	7,030,019,552
Short-Term Investments
Investment of Cash Collateral from Securities Loaned	11,683,998	—	—	11,683,998
Total Investments in Securities	$18,914,266	$7,022,789,284	$—	$7,041,703,550
Appreciation in Other Financial Instruments
Futures Contracts	$ 466,375	$ —	$—	$ 466,375

BetaBuilders U.S. Equity ETF
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$1,085,220,099	$—	$—	$1,085,220,099
Depreciation in Other Financial Instruments
Futures Contracts (a)	$ (151,298)	$—	$—	$ (151,298)

(a)	Please refer to the SOI for specific of portfolio holdings.

BetaBuilders U.S. Mid Cap Equity ETF
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$1,542,316,633	$—	$—	$1,542,316,633
Depreciation in Other Financial Instruments
Futures Contracts (a)	$ (111,095)	$—	$—	$ (111,095)

(a)	Please refer to the SOI for specific of portfolio holdings.

BetaBuilders U.S. Small Cap Equity ETF
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks	$490,707,577	$—	$ —	$490,707,577
Rights	—	—	9,582	9,582
Short-Term Investments
Investment Companies	6,867,283	—	—	6,867,283
282	J.P. Morgan Exchange-Traded Funds	April 30, 2022

BetaBuilders U.S. Small Cap Equity ETF (continued)
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investment of Cash Collateral from Securities Loaned	$ 7,995,973	$—	$ —	$ 7,995,973
Total Short-Term Investments	14,863,256	—	—	14,863,256
Total Investments in Securities	$505,570,833	$—	$9,582	$505,580,415
Depreciation in Other Financial Instruments
Futures Contracts	$ (486,136)	$—	$ —	$ (486,136)

Carbon Transition U.S. Equity ETF
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$22,187,627	$—	$—	$22,187,627
Depreciation in Other Financial Instruments
Futures Contracts (a)	$ (328)	$—	$—	$ (328)

(a)	Please refer to the SOI for specific of portfolio holdings.

Climate Change Solutions ETF
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Canada	$ 433,833	$ —	$—	$ 433,833
China	—	789,217	—	789,217
Denmark	—	414,604	—	414,604
Finland	—	677,274	—	677,274
France	—	815,322	—	815,322
Germany	—	779,803	—	779,803
Ireland	—	424,756	—	424,756
Italy	—	384,938	—	384,938
Japan	—	512,498	—	512,498
Netherlands	—	1,102,079	—	1,102,079
Norway	—	118,483	—	118,483
South Korea	—	321,539	—	321,539
Spain	—	825,165	—	825,165
Sweden	—	1,182,797	—	1,182,797
Switzerland	364,982	552,486	—	917,468
United Kingdom	1,386,269	289,301	—	1,675,570
United States	8,445,764	744,031	—	9,189,795
Total Common Stocks	10,630,848	9,934,293	—	20,565,141
Total Investments in Securities	$10,630,848	$9,934,293	$—	$20,565,141

April 30, 2022	J.P. Morgan Exchange-Traded Funds	283

NOTES TO FINANCIAL STATEMENTS
AS OF April 30, 2022 (Unaudited) (continued)
Emerging Markets Equity ETF
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Bahrain	$ —	$ 140,327	$ —	$ 140,327
Brazil	15,490,689	3,316	—	15,494,005
Chile	2,344,939	—	—	2,344,939
China	1,311,406	37,087,976	129,385	38,528,767
Colombia	407,850	—	—	407,850
Czech Republic	124,358	538,392	—	662,750
Egypt	—	201,889	—	201,889
Greece	—	1,789,268	—	1,789,268
Hong Kong	—	322,382	—	322,382
Hungary	—	1,215,170	—	1,215,170
India	—	18,415,145	—	18,415,145
Indonesia	1,599,542	3,683,378	—	5,282,920
Kuwait	—	3,372,071	—	3,372,071
Malaysia	2,059,975	1,434,855	—	3,494,830
Mexico	10,302,231	—	—	10,302,231
Pakistan	45,378	—	—	45,378
Panama	24,027	—	—	24,027
Philippines	29,851	1,018,070	—	1,047,921
Qatar	2,195,239	1,183,997	—	3,379,236
Russia	—	—	116,932	116,932
Saudi Arabia	730,126	11,316,102	—	12,046,228
Singapore	145,811	—	—	145,811
South Africa	6,212,432	5,531,606	—	11,744,038
Taiwan	—	18,734,441	—	18,734,441
Thailand	3,231,184	818,095	—	4,049,279
Turkey	3,852,235	2,160,692	—	6,012,927
United Arab Emirates	1,475,412	3,339,930	—	4,815,342
United States	730,449	—	—	730,449
Total Common Stocks	52,313,134	112,307,102	246,317	164,866,553
Short-Term Investments
Investment of Cash Collateral from Securities Loaned	780,542	—	—	780,542
Total Investments in Securities	$53,093,676	$112,307,102	$246,317	$165,647,095
Depreciation in Other Financial Instruments
Futures Contracts	$ (1,524)	$ —	$ —	$ (1,524)
Transfers between level 1 and level 3 are due to a decline or an increase in market activity (e.g. frequency of trades), which resulted in a lack or increase of available market inputs to determine the price for the six months ended April 30, 2022.
International Equity ETF
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Australia	$ —	$ 80,244,167	$ —	$ 80,244,167
Austria	—	3,906,384	—	3,906,384
284	J.P. Morgan Exchange-Traded Funds	April 30, 2022

International Equity ETF (continued)
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Belgium	$ —	$ 4,391,385	$ —	$ 4,391,385
Brazil	—	3,327,814	—	3,327,814
Cambodia	—	110,823	—	110,823
Chile	—	2,854,031	—	2,854,031
China	—	10,914,724	—	10,914,724
Denmark	—	4,858,679	—	4,858,679
Finland	—	14,510,212	—	14,510,212
France	—	29,946,148	—	29,946,148
Germany	—	22,300,429	—	22,300,429
Hong Kong	3,354,952	25,362,754	—	28,717,706
Indonesia	—	1,144,899	—	1,144,899
Ireland	—	3,464,922	—	3,464,922
Italy	—	15,171,021	—	15,171,021
Japan	651,054	213,400,780	—	214,051,834
Jordan	—	2,216,297	—	2,216,297
Luxembourg	—	1,294,685	—	1,294,685
Mexico	—	627,405	—	627,405
Netherlands	—	23,474,787	—	23,474,787
New Zealand	—	4,381,071	—	4,381,071
Norway	—	8,749,889	—	8,749,889
Poland	—	417,479	—	417,479
Portugal	—	3,445,539	—	3,445,539
Russia	—	—	20,254	20,254
Singapore	—	16,489,390	—	16,489,390
South Africa	—	2,811,149	—	2,811,149
South Korea	—	54,947,014	—	54,947,014
Spain	—	15,036,357	—	15,036,357
Sweden	—	33,064,128	—	33,064,128
Switzerland	—	15,523,480	—	15,523,480
United Kingdom	—	121,088,800	—	121,088,800
United States	2,156,817	8,104,345	—	10,261,162
Total Common Stocks	6,162,823	747,580,987	20,254	753,764,064
Short-Term Investments
Investment Companies	268,189	—	—	268,189
Investment of Cash Collateral from Securities Loaned	16,702,824	—	—	16,702,824
Total Short-Term Investments	16,971,013	—	—	16,971,013
Total Investments in Securities	$23,133,836	$747,580,987	$20,254	$770,735,077
Depreciation in Other Financial Instruments
Futures Contracts	$ (196,403)	$ —	$ —	$ (196,403)
There were no significant transfers into or out of level 3 for the six months ended April 30, 2022.
U.S. Equity ETF
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$567,907,702	$—	$—	$567,907,702
April 30, 2022	J.P. Morgan Exchange-Traded Funds	285

NOTES TO FINANCIAL STATEMENTS
AS OF April 30, 2022 (Unaudited) (continued)
U.S. Equity ETF (continued)
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Depreciation in Other Financial Instruments
Futures Contracts (a)	$ (6,194)	$—	$—	$ (6,194)

(a)	Please refer to the SOI for specific of portfolio holdings.

U.S. Mid Cap Equity ETF
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$254,272,715	$—	$—	$254,272,715
Depreciation in Other Financial Instruments
Futures Contracts (a)	$ (6,692)	$—	$—	$ (6,692)

(a)	Please refer to the SOI for specific of portfolio holdings.

U.S. Small Cap Equity ETF
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Aerospace & Defense	$ 186,895	$—	$ —	$ 186,895
Automobiles & Parts	1,006,384	—	—	1,006,384
Banks	9,163,812	—	—	9,163,812
Beverages	2,803,486	—	—	2,803,486
Chemicals	7,231,081	—	—	7,231,081
Construction & Materials	3,782,169	—	—	3,782,169
Consumer Services	895,812	—	—	895,812
Electricity	3,252,443	—	—	3,252,443
Electronic & Electrical Equipment	2,507,728	—	—	2,507,728
Finance & Credit Services	2,910,606	—	—	2,910,606
Food Producers	7,513,288	—	—	7,513,288
Gas, Water & Multi-utilities	6,895,427	—	—	6,895,427
General Industrials	2,445,679	—	—	2,445,679
Health Care Providers	6,362,008	—	—	6,362,008
Household Goods & Home Construction	3,184,895	—	—	3,184,895
Industrial Engineering	2,616,919	—	—	2,616,919
Industrial Materials	3,881,022	—	—	3,881,022
Industrial Metals & Mining	8,035,474	—	—	8,035,474
Industrial Support Services	5,591,845	—	—	5,591,845
Industrial Transportation	5,013,952	—	—	5,013,952
Investment Banking & Brokerage Services	2,691,798	—	—	2,691,798
Leisure Goods	2,707,659	—	—	2,707,659
Life Insurance	1,069,674	—	—	1,069,674
Media	258,939	—	—	258,939
Medical Equipment & Services	7,558,595	—	—	7,558,595
Mortgage Real Estate Investment Trusts	4,030,597	—	—	4,030,597
Non-life Insurance	2,068,214	—	—	2,068,214
286	J.P. Morgan Exchange-Traded Funds	April 30, 2022

U.S. Small Cap Equity ETF (continued)
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Non-Renewable Energy	$ 14,114,996	$—	$ —	$ 14,114,996
Personal Care, Drug & Grocery Stores	7,093,660	—	—	7,093,660
Personal Goods	1,594,051	—	—	1,594,051
Pharmaceuticals, Biotechnology & Marijuana Producers	6,852,468	—	55,232	6,907,700
Precious Metals & Mining	497,227	—	—	497,227
Real Estate Investment & Services	2,290,878	—	—	2,290,878
Real Estate Investment Trusts	18,313,127	—	—	18,313,127
Renewable Energy	875,188	—	—	875,188
Retailers	6,780,396	—	—	6,780,396
Software & Computer Services	8,243,187	—	—	8,243,187
Technology Hardware & Equipment	14,753,345	—	—	14,753,345
Telecommunications Equipment	5,766,487	—	—	5,766,487
Telecommunications Service Providers	5,245,878	—	—	5,245,878
Tobacco	1,575,483	—	—	1,575,483
Travel & Leisure	124,646	—	—	124,646
Waste & Disposal Services	497,470	—	—	497,470
Total Common Stocks	200,284,888	—	55,232	200,340,120
Rights	—	—	6,378	6,378
Short-Term Investments
Investment Companies	96,528	—	—	96,528
Investment of Cash Collateral from Securities Loaned	16,316,768	—	—	16,316,768
Total Short-Term Investments	16,413,296	—	—	16,413,296
Total Investments in Securities	$216,698,184	$—	$61,610	$216,759,794
Depreciation in Other Financial Instruments
Futures Contracts	$ (4,769)	$—	$ —	$ (4,769)

International Growth ETF
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Australia	$ —	$ 566,857	$—	$ 566,857
Brazil	664,016	—	—	664,016
Canada	1,947,260	—	—	1,947,260
China	476,811	4,135,058	—	4,611,869
Denmark	—	3,790,682	—	3,790,682
France	—	3,766,368	—	3,766,368
Germany	—	3,063,616	—	3,063,616
Hong Kong	—	3,390,284	—	3,390,284
India	593,121	—	—	593,121
Indonesia	—	978,553	—	978,553
Japan	—	6,526,688	—	6,526,688
Netherlands	—	3,952,719	—	3,952,719
Singapore	—	902,496	—	902,496
South Africa	—	603,730	—	603,730
April 30, 2022	J.P. Morgan Exchange-Traded Funds	287

NOTES TO FINANCIAL STATEMENTS
AS OF April 30, 2022 (Unaudited) (continued)
International Growth ETF (continued)
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
South Korea	$ —	$ 444,439	$—	$ 444,439
Sweden	—	1,744,110	—	1,744,110
Switzerland	—	7,194,534	—	7,194,534
Taiwan	3,377,728	—	—	3,377,728
United Kingdom	—	7,593,121	—	7,593,121
United States	1,557,416	—	—	1,557,416
Total Common Stocks	8,616,352	48,653,255	—	57,269,607
Short-Term Investments
Investment Companies	1,633,814	—	—	1,633,814
Total Investments in Securities	$10,250,166	$48,653,255	$—	$58,903,421

U.S. Dividend ETF
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$64,980,257	$—	$—	$64,980,257
Depreciation in Other Financial Instruments
Futures Contracts (a)	$ (2,525)	$—	$—	$ (2,525)

(a)	Please refer to the SOI for specific of portfolio holdings.

U.S. Minimum Volatility ETF
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$29,811,742	$—	$—	$29,811,742
Depreciation in Other Financial Instruments
Futures Contracts (a)	$ (1,304)	$—	$—	$ (1,304)

(a)	Please refer to the SOI for specific of portfolio holdings.

U.S. Momentum Factor ETF
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$248,084,885	$—	$—	$248,084,885
Depreciation in Other Financial Instruments
Futures Contracts (a)	$ (9,957)	$—	$—	$ (9,957)

(a)	Please refer to the SOI for specific of portfolio holdings.

U.S. Quality Factor ETF
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$406,243,630	$—	$—	$406,243,630
288	J.P. Morgan Exchange-Traded Funds	April 30, 2022

U.S. Quality Factor ETF (continued)
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Depreciation in Other Financial Instruments
Futures Contracts (a)	$ (19,707)	$—	$—	$ (19,707)

(a)	Please refer to the SOI for specific of portfolio holdings.

U.S. Value Factor ETF
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$540,259,625	$—	$—	$540,259,625
Depreciation in Other Financial Instruments
Futures Contracts (a)	$ (14,854)	$—	$—	$ (14,854)

(a)	Please refer to the SOI for specific of portfolio holdings.
B.  Restricted Securities — Certain securities held by the Funds may be subject to legal or contractual restrictions on resale. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”). Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the NAVs of the Funds.
As of April 30, 2022, the Funds had no investments in restricted securities other than securities sold to the Funds under Rule 144A and/or Regulation S under the Securities Act.
C.  Securities Lending — The Funds are authorized to engage in securities lending in order to generate additional income. The Funds are able to lend to approved borrowers. Citibank N.A. (“Citibank”) serves as lending agent for the Funds, pursuant to a Securities Lending Agency Agreement (the “Securities Lending Agency Agreement”). Securities loaned are collateralized by cash equal to at least 100% of the market value plus accrued interest on the securities lent, which is invested in the Class IM Shares of the JPMorgan U.S. Government Money Market Fund and the Agency SL Class Shares of the JPMorgan Securities Lending Money Market Fund. The Funds retain the interest earned on cash collateral investments but are required to pay the borrower a rebate for the use of the cash collateral. In cases where the lent security is of high value to borrowers, there may be a negative rebate (i.e., a net payment from the borrower to the Funds). Upon termination of a loan, the Funds are required to return to the borrower an amount equal to the cash collateral, plus any rebate owed to the borrowers. The remaining maturities of the securities lending transactions are considered overnight and continuous. Loans are subject to termination by the Funds or the borrower at any time.
The net income earned on the securities lending (after payment of rebates and Citibank’s fee) is included on the Statements of Operations as Income from securities lending (net). The Funds also receive payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as Dividend or Interest income, respectively, on the Statements of Operations.
Under the Securities Lending Agency Agreement, Citibank marks to market the loaned securities on a daily basis. In the event the cash received from the borrower is less than 102% of the value of the loaned securities (105% for loans of non-U.S. securities), Citibank requests additional cash from the borrower so as to maintain a collateralization level of at least 102% of the value of the loaned securities plus accrued interest (105% for loans of non-U.S. securities), subject to certain de minimis amounts.
The value of securities out on loan is recorded as an asset on the Statements of Assets and Liabilities. The value of the cash collateral received is recorded as a liability on the Statements of Assets and Liabilities and details of collateral investments are disclosed on the SOIs.
The Funds bear the risk of loss associated with the collateral investments and are not entitled to additional collateral from the borrower to cover any such losses. To the extent that the value of the collateral investments declines below the amount owed to a borrower, the Funds may incur losses that exceed the amount they earned on lending the security. Upon termination of a loan, the Funds may use leverage (borrow money) to repay the borrower for cash collateral posted if the Adviser does not believe that it is prudent to sell the collateral investments to fund the payment of this liability. Securities lending activity is subject to master netting arrangements.
April 30, 2022	J.P. Morgan Exchange-Traded Funds	289

NOTES TO FINANCIAL STATEMENTS
AS OF April 30, 2022 (Unaudited) (continued)
The following table presents for each lending Fund, the value of the securities on loan with Citibank, net of amounts available for offset under the master netting arrangements and any related collateral received or posted by the Funds as of April 30, 2022.
	Investment Securities on Loan, at value, Presented on the Statements of Assets and Liabilities	Cash Collateral Posted by Borrower*	Net Amount Due to Counterparty (not less than zero)
ActiveBuilders Emerging Markets Equity ETF	$ 345,193	$ (345,193)	$—
ActiveBuilders International Equity ETF	144,797	(144,797)	—
BetaBuilders Canada ETF	440,727,186	(440,727,186)	—
BetaBuilders Developed Asia Pacific ex-Japan ETF	7,721,703	(7,721,703)	—
BetaBuilders Europe ETF	502,857,161	(502,857,161)	—
BetaBuilders International Equity ETF	65,283,866	(65,283,866)	—
BetaBuilders Japan ETF	11,113,596	(11,113,596)	—
BetaBuilders U.S. Equity ETF	3,968,472	(3,968,472)	—
BetaBuilders U.S. Mid Cap Equity ETF	36,202,057	(36,202,057)	—
BetaBuilders U.S. Small Cap Equity ETF	7,449,030	(7,449,030)	—
Emerging Markets Equity ETF	728,207	(728,207)	—
International Equity ETF	13,303,812	(13,303,812)	—
U.S. Equity ETF	10,915,468	(10,915,468)	—
U.S. Mid Cap Equity ETF	7,354,015	(7,354,015)	—
U.S. Small Cap Equity ETF	15,285,821	(15,285,821)	—
U.S. Dividend ETF	1,052,590	(1,052,590)	—
U.S. Minimum Volatility ETF	224,302	(224,302)	—
U.S. Momentum Factor ETF	3,148,692	(3,148,692)	—
U.S. Quality Factor ETF	3,301,227	(3,301,227)	—
U.S. Value Factor ETF	8,759,167	(8,759,167)	—

*	Collateral posted reflects the value of securities on loan and does not include any additional amounts received from the borrower.
Securities lending also involves counterparty risks, including the risk that the loaned securities may not be returned in a timely manner or at all. Subject to certain conditions, Citibank has agreed to indemnify the Funds from losses resulting from a borrower’s failure to return a loaned security.
290	J.P. Morgan Exchange-Traded Funds	April 30, 2022

JPMIM voluntarily waived management fees charged to the Funds to reduce the impact of the cash collateral investment in the JPMorgan U.S. Government Money Market Fund from 0.13% to 0.06%. For the six months ended April 30, 2022, JPMIM waived fees associated with the Funds' investment in the JPMorgan U.S. Government Money Market Fund as follows:
ActiveBuilders Emerging Markets Equity ETF	$ 252
ActiveBuilders International Equity ETF	4
BetaBuilders Canada ETF	72,245
BetaBuilders Developed Asia Pacific ex-Japan ETF	9,753
BetaBuilders Europe ETF	15,860
BetaBuilders International Equity ETF	2,044
BetaBuilders Japan ETF	4,112
BetaBuilders U.S. Equity ETF	409
BetaBuilders U.S. Mid Cap Equity ETF	2,493
BetaBuilders U.S. Small Cap Equity ETF	2,669
Emerging Markets Equity ETF	213
International Equity ETF	618
U.S. Equity ETF	956
U.S. Mid Cap Equity ETF	708
U.S. Small Cap Equity ETF	986
U.S. Dividend ETF	16
U.S. Minimum Volatility ETF	29
U.S. Momentum Factor ETF	301
U.S. Quality Factor ETF	465
U.S. Value Factor ETF	761
The above waiver is included in the determination of earnings on cash collateral investment and in the calculation of Citibank’s compensation and is included on the Statements of Operations as Income from securities lending (net).
Carbon Transition U.S. Equity ETF, Climate Change Solutions ETF and International Growth ETF did not lend out any securities during the six months ended April 30, 2022.
D.  Investment Transactions with Affiliates — The Funds invested in Underlying Funds which are advised by the Adviser. An issuer which is under common control with a Fund may be considered an affiliate. For the purposes of the financial statements, the Funds assume the issuers listed in the tables below to be affiliated issuers. Underlying Funds’ distributions may be reinvested into such Underlying Funds. Reinvestment amounts are included in the purchases at cost amounts in the tables below.
ActiveBuilders Emerging Markets Equity ETF
	For the six months ended April 30, 2022
Security Description	Value at October 31, 2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at April 30, 2022	Shares at April 30, 2022	Dividend Income	Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 0.42% (a) (b)	$3,609,948	$87,532,066	$76,804,635	$(2,729)	$466	$14,335,116	14,330,817	$6,203	$—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.37% (a) (b)	1,214,086	8,421,271	9,266,697	—	—	368,660	368,660	627*	—
Total	$4,824,034	$95,953,337	$86,071,332	$(2,729)	$466	$14,703,776		$6,830	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of April 30, 2022.
*	Amount is included on the Statements of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

April 30, 2022	J.P. Morgan Exchange-Traded Funds	291

NOTES TO FINANCIAL STATEMENTS
AS OF April 30, 2022 (Unaudited) (continued)
ActiveBuilders International Equity ETF
	For the six months ended April 30, 2022
Security Description	Value at October 31, 2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at April 30, 2022	Shares at April 30, 2022	Dividend Income	Capital Gain Distributions
JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.37% (a) (b)	$429,423	$ 963,923	$ 943,338	$—	$—	$450,008	450,008	$204	$—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.37% (a) (b)	124,086	358,928	330,690	—	—	152,324	152,324	46*	—
Total	$553,509	$1,322,851	$1,274,028	$—	$—	$602,332		$250	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of April 30, 2022.
*	Amount is included on the Statements of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

BetaBuilders Canada ETF
	For the six months ended April 30, 2022
Security Description	Value at October 31, 2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at April 30, 2022	Shares at April 30, 2022	Dividend Income	Capital Gain Distributions
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.37% (a) (b)	$184,490,813	$2,114,499,999	$2,077,799,999	$(170,512)*	$(6,004)	$221,014,297	221,169,116	$167,566*	$—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.37% (a) (b)	347,161,083	3,488,649,902	3,578,558,753	—	—	257,252,232	257,252,232	78,868*	—
Total	$531,651,896	$5,603,149,901	$5,656,358,752	$(170,512)	$(6,004)	$478,266,529		$246,434	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of April 30, 2022.
*	Amount is included on the Statements of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

292	J.P. Morgan Exchange-Traded Funds	April 30, 2022

BetaBuilders Developed Asia Pacific ex-Japan ETF
	For the six months ended April 30, 2022
Security Description	Value at October 31, 2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at April 30, 2022	Shares at April 30, 2022	Dividend Income	Capital Gain Distributions
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.37% (a) (b)	$110,984,304	$256,000,000	$366,000,000	$(29,795)*	$(382)	$ 954,127	954,795	$23,762*	$—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.37% (a) (b)	41,285,887	383,378,291	414,756,826	—	—	9,907,352	9,907,352	4,387*	—
Total	$152,270,191	$639,378,291	$780,756,826	$(29,795)	$(382)	$10,861,479		$28,149	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of April 30, 2022.
*	Amount is included on the Statements of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

BetaBuilders Europe ETF
	For the six months ended April 30, 2022
Security Description	Value at October 31, 2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at April 30, 2022	Shares at April 30, 2022	Dividend Income	Capital Gain Distributions
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.37% (a) (b)	$110,100,856	$ 587,000,000	$ 457,510,000	$(26,767)*	$5,420	$239,569,509	239,737,326	$ 96,440*	$—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.37% (a) (b)	53,626,708	1,074,193,785	796,662,630	—	—	331,157,863	331,157,863	61,428*	—
Total	$163,727,564	$1,661,193,785	$1,254,172,630	$(26,767)	$5,420	$570,727,372		$157,868	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of April 30, 2022.
*	Amount is included on the Statements of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

April 30, 2022	J.P. Morgan Exchange-Traded Funds	293

NOTES TO FINANCIAL STATEMENTS
AS OF April 30, 2022 (Unaudited) (continued)
BetaBuilders International Equity ETF
	For the six months ended April 30, 2022
Security Description	Value at October 31, 2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at April 30, 2022	Shares at April 30, 2022	Dividend Income	Capital Gain Distributions
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.37% (a) (b)	$30,493,852	$159,500,000	$129,000,000	$(1,437)*	$(4,403)	$60,988,012	61,030,734	$18,696*	$—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.37% (a) (b)	20,389,345	100,378,553	110,878,682	—	—	9,889,216	9,889,216	4,956	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.37% (a) (b)	4,253,477	141,202,044	125,990,826	—	—	19,464,695	19,464,695	6,536*	—
Total	$55,136,674	$401,080,597	$365,869,508	$(1,437)	$(4,403)	$90,341,923		$30,188	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of April 30, 2022.
*	Amount is included on the Statements of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

BetaBuilders Japan ETF
	For the six months ended April 30, 2022
Security Description	Value at October 31, 2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at April 30, 2022	Shares at April 30, 2022	Dividend Income	Capital Gain Distributions
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.37% (a) (b)	$ 9,087,914	$267,000,000	$266,000,000	$(2,265)*	$1,009	$10,086,658	10,093,724	$20,591*	$—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.37% (a) (b)	10,903,860	270,273,473	279,579,993	—	—	1,597,340	1,597,340	6,600*	—
Total	$19,991,774	$537,273,473	$545,579,993	$(2,265)	$1,009	$11,683,998		$27,191	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of April 30, 2022.
*	Amount is included on the Statements of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

294	J.P. Morgan Exchange-Traded Funds	April 30, 2022

BetaBuilders U.S. Equity ETF
	For the six months ended April 30, 2022
Security Description	Value at October 31, 2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at April 30, 2022	Shares at April 30, 2022	Dividend Income	Capital Gain Distributions
JPMorgan Chase & Co. Class (a)	$ 9,582,475	$ 4,861,324	$ 493,212	$2,238	$(3,629,975)	$10,322,850	86,485	$142,410	$—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.37% (b) (c)	2,841,848	14,152,912	12,870,303	—	—	4,124,457	4,124,457	1,811	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.37% (b) (c)	561,034	12,183,986	8,471,118	—	—	4,273,902	4,273,902	1,013*	—
Total	$12,985,357	$31,198,222	$21,834,633	$2,238	$(3,629,975)	$18,721,209		$145,234	$—

(a)	Investment in affiliate. This security is included in an index in which the Fund, as an index fund, tracks.
(b)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of April 30, 2022.
*	Amount is included on the Statements of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

BetaBuilders U.S. Mid Cap Equity ETF
	For the six months ended April 30, 2022
Security Description	Value at October 31, 2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at April 30, 2022	Shares at April 30, 2022	Dividend Income	Capital Gain Distributions
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.37% (a) (b)	$62,497,450	$ 97,000,000	$126,000,000	$(28,859)*	$114	$33,468,705	33,492,149	$31,975*	$—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.37% (a) (b)	4,743,180	54,428,045	55,052,626	—	—	4,118,599	4,118,599	5,491	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.37% (a) (b)	7,753,502	75,683,449	78,215,125	—	—	5,221,826	5,221,826	3,069*	—
Total	$74,994,132	$227,111,494	$259,267,751	$(28,859)	$114	$42,809,130		$40,535	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of April 30, 2022.
*	Amount is included on the Statements of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

April 30, 2022	J.P. Morgan Exchange-Traded Funds	295

NOTES TO FINANCIAL STATEMENTS
AS OF April 30, 2022 (Unaudited) (continued)
BetaBuilders U.S. Small Cap Equity ETF
	For the six months ended April 30, 2022
Security Description	Value at October 31, 2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at April 30, 2022	Shares at April 30, 2022	Dividend Income	Capital Gain Distributions
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.37% (a) (b)	$ —	$17,000,000	$11,000,000	$(2,102)*	$(999)	$ 5,996,899	6,001,099	$4,006*	$—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.37% (a) (b)	5,825,244	18,111,705	17,069,666	—	—	6,867,283	6,867,283	2,305	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.37% (a) (b)	11,679,894	35,576,317	45,257,137	—	—	1,999,074	1,999,074	1,617*	—
Total	$17,505,138	$70,688,022	$73,326,803	$(2,102)	$(999)	$14,863,256		$7,928	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of April 30, 2022.
*	Amount is included on the Statements of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

Carbon Transition U.S. Equity ETF
	For the six months ended April 30, 2022
Security Description	Value at October 31, 2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at April 30, 2022	Shares at April 30, 2022	Dividend Income	Capital Gain Distributions
JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.37% (a) (b)	$9,966	$398,314	$396,627	$—	$—	$11,653	11,653	$15	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of April 30, 2022.

Climate Change Solutions ETF
	For the period ended April 30, 2022
Security Description	Value at December 13, 2021(a)	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at April 30, 2022	Shares at April 30, 2022	Dividend Income	Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 0.42% (b) (c)	$—	$241,534	$241,510	$(24)	$—	$—	—	$19	$—

(a)	Commencement of operations was December 13, 2021.
(b)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of April 30, 2022.

296	J.P. Morgan Exchange-Traded Funds	April 30, 2022

Emerging Markets Equity ETF
	For the six months ended April 30, 2022
Security Description	Value at October 31, 2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at April 30, 2022	Shares at April 30, 2022	Dividend Income	Capital Gain Distributions
JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.37% (a) (b)	$ 703,142	$ 942,844	$1,645,986	$—	$—	$ —	—	$ 68	$—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.37% (a) (b)	449,126	1,552,514	1,221,098	—	—	780,542	780,542	347*	—
Total	$1,152,268	$2,495,358	$2,867,084	$—	$—	$780,542		$415	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of April 30, 2022.
*	Amount is included on the Statements of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

International Equity ETF
	For the six months ended April 30, 2022
Security Description	Value at October 31, 2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at April 30, 2022	Shares at April 30, 2022	Dividend Income	Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 0.42% (a) (b)	$ 332,532	$ 48,027,976	$ 48,091,854	$ (465)	$ —	$ 268,189	268,109	$1,696	$—
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.37% (a) (b)	6,757,673	32,500,000	27,000,000	(4,081)*	852	12,254,444	12,263,027	6,112*	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.37% (a) (b)	1,350,975	43,405,787	40,308,382	—	—	4,448,380	4,448,380	1,724*	—
Total	$8,441,180	$123,933,763	$115,400,236	$(4,546)	$852	$16,971,013		$9,532	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of April 30, 2022.
*	Amount is included on the Statements of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

April 30, 2022	J.P. Morgan Exchange-Traded Funds	297

NOTES TO FINANCIAL STATEMENTS
AS OF April 30, 2022 (Unaudited) (continued)
U.S. Equity ETF
	For the six months ended April 30, 2022
Security Description	Value at October 31, 2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at April 30, 2022	Shares at April 30, 2022	Dividend Income	Capital Gain Distributions
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.37% (a) (b)	$20,205,079	$ 60,500,000	$ 71,000,000	$(6,182)*	$490	$ 9,699,387	9,706,181	$7,039*	$—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.37% (a) (b)	1,191,071	24,797,789	24,851,159	—	—	1,137,701	1,137,701	571	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.37% (a) (b)	3,486,227	50,044,437	51,597,148	—	—	1,933,516	1,933,516	1,350*	—
Total	$24,882,377	$135,342,226	$147,448,307	$(6,182)	$490	$12,770,604		$8,960	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of April 30, 2022.
*	Amount is included on the Statements of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

U.S. Mid Cap Equity ETF
	For the six months ended April 30, 2022
Security Description	Value at October 31, 2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at April 30, 2022	Shares at April 30, 2022	Dividend Income	Capital Gain Distributions
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.37% (a) (b)	$ 200,580	$15,999,999	$10,250,000	$(3,007)*	$(159)	$5,947,413	5,951,580	$2,696*	$—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.37% (a) (b)	356,647	9,052,327	9,158,246	—	—	250,728	250,728	230	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.37% (a) (b)	3,674,212	26,587,676	28,444,937	—	—	1,816,951	1,816,951	968*	—
Total	$4,231,439	$51,640,002	$47,853,183	$(3,007)	$(159)	$8,015,092		$3,894	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of April 30, 2022.
*	Amount is included on the Statements of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

298	J.P. Morgan Exchange-Traded Funds	April 30, 2022

U.S. Small Cap Equity ETF
	For the six months ended April 30, 2022
Security Description	Value at October 31, 2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at April 30, 2022	Shares at April 30, 2022	Dividend Income	Capital Gain Distributions
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.37% (a) (b)	$16,344,863	$21,000,000	$24,000,000	$(7,372)*	$(1,569)	$13,335,922	13,345,264	$ 9,429*	$—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.37% (a) (b)	337,403	7,670,144	7,911,019	—	—	96,528	96,528	259	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.37% (a) (b)	3,231,887	36,785,948	37,036,989	—	—	2,980,846	2,980,846	1,420*	—
Total	$19,914,153	$65,456,092	$68,948,008	$(7,372)	$(1,569)	$16,413,296		$11,108	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of April 30, 2022.
*	Amount is included on the Statements of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

International Growth ETF
	For the six months ended April 30, 2022
Security Description	Value at October 31, 2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at April 30, 2022	Shares at April 30, 2022	Dividend Income	Capital Gain Distributions
JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.37% (a) (b)	$446,263	$6,960,552	$5,773,001	$—	$—	$1,633,814	1,633,814	$808	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of April 30, 2022.

U.S. Dividend ETF
	For the six months ended April 30, 2022
Security Description	Value at October 31, 2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at April 30, 2022	Shares at April 30, 2022	Dividend Income	Capital Gain Distributions
JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.37% (a) (b)	$80,127	$2,416,193	$2,378,768	$—	$—	$ 117,552	117,552	$ 47	$—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.37% (a) (b)	—	1,863,729	744,967	—	—	1,118,762	1,118,762	143*	—
Total	$80,127	$4,279,922	$3,123,735	$—	$—	$1,236,314		$190	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of April 30, 2022.
*	Amount is included on the Statements of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

April 30, 2022	J.P. Morgan Exchange-Traded Funds	299

NOTES TO FINANCIAL STATEMENTS
AS OF April 30, 2022 (Unaudited) (continued)
U.S. Minimum Volatility ETF
	For the six months ended April 30, 2022
Security Description	Value at October 31, 2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at April 30, 2022	Shares at April 30, 2022	Dividend Income	Capital Gain Distributions
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.37% (a) (b)	$24,948	$ —	$ —	$—	$(18)	$ 24,930	24,948	$ 18*	$—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.37% (a) (b)	24,381	489,203	492,289	—	—	21,295	21,295	20	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.37% (a) (b)	26,822	630,075	447,962	—	—	208,935	208,935	69*	—
Total	$76,151	$1,119,278	$940,251	$—	$(18)	$255,160		$107	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of April 30, 2022.
*	Amount is included on the Statements of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

U.S. Momentum Factor ETF
	For the six months ended April 30, 2022
Security Description	Value at October 31, 2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at April 30, 2022	Shares at April 30, 2022	Dividend Income	Capital Gain Distributions
JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.37% (a) (b)	$ 155,476	$ 5,245,369	$ 5,186,173	$—	$—	$ 214,672	214,672	$ 184	$—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.37% (a) (b)	1,686,209	10,854,031	9,190,438	—	—	3,349,802	3,349,802	844*	—
Total	$1,841,685	$16,099,400	$14,376,611	$—	$—	$3,564,474		$1,028	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of April 30, 2022.
*	Amount is included on the Statements of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

300	J.P. Morgan Exchange-Traded Funds	April 30, 2022

U.S. Quality Factor ETF
	For the six months ended April 30, 2022
Security Description	Value at October 31, 2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at April 30, 2022	Shares at April 30, 2022	Dividend Income	Capital Gain Distributions
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.37% (a) (b)	$6,249,325	$16,000,000	$21,750,000	$(1,600)*	$(149)	$ 497,576	497,925	$1,216*	$—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.37% (a) (b)	244,069	12,323,076	12,124,626	—	—	442,519	442,519	305	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.37% (a) (b)	1,942,017	24,381,805	23,319,370	—	—	3,004,452	3,004,452	1,046*	—
Total	$8,435,411	$52,704,881	$57,193,996	$(1,600)	$(149)	$3,944,547		$2,567	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of April 30, 2022.
*	Amount is included on the Statements of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

U.S. Value Factor ETF
	For the six months ended April 30, 2022
Security Description	Value at October 31, 2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at April 30, 2022	Shares at April 30, 2022	Dividend Income	Capital Gain Distributions
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.37% (a) (b)	$7,298,070	$34,000,001	$35,000,000	$(3,838)*	$1,130	$6,295,363	6,299,773	$4,609*	$—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.37% (a) (b)	682,276	13,999,735	14,169,151	—	—	512,860	512,860	464	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.37% (a) (b)	1,292,238	43,700,782	41,958,464	—	—	3,034,556	3,034,556	1,031*	—
Total	$9,272,584	$91,700,518	$91,127,615	$(3,838)	$1,130	$9,842,779		$6,104	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of April 30, 2022.
*	Amount is included on the Statements of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).
E.  Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.
The Funds do not isolate the effect of changes in foreign exchange rates from changes in market prices on securities held. Accordingly, such changes are included within Change in net unrealized appreciation/depreciation on investments in non-affiliates on the Statements of Operations.
Reported realized foreign currency gains and losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on each Fund's books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. These reported realized foreign currency gains and losses are included in Net realized gain (loss) on foreign currency transactions on the Statements of Operations. Unrealized foreign currency gains and losses arise from changes (due to changes in exchange rates) in the value of foreign currency and other assets
April 30, 2022	J.P. Morgan Exchange-Traded Funds	301

NOTES TO FINANCIAL STATEMENTS
AS OF April 30, 2022 (Unaudited) (continued)
and liabilities denominated in foreign currencies, which are held at period end and are included in Change in net unrealized appreciation/depreciation on foreign currency translations on the Statements of Operations.
F.  Futures Contracts — The Funds, except for ActiveBuilders Emerging Markets Equity ETF, ActiveBuilders International Equity ETF, Climate Change Solutions ETF and International Growth ETF, used index futures futures contracts to obtain long exposure to the underlying commodities markets, to gain or reduce exposure to the stock market, to gain or reduce exposure to particular countries or regions, maintain liquidity, minimize transaction costs or to manage and hedge interest rate risk associated with portfolio investments.
Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Funds are required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Funds periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as Change in net unrealized appreciation/depreciation on futures contracts on the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the Statements of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated on the SOIs, while cash deposited, which is considered restricted, is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.
The use of futures contracts exposes the Funds to equity price, foreign exchange and interest rate risk. The Funds may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds' credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.
The Funds' futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).
The table below discloses the volume of the Funds' futures contracts activity during the six months ended April 30, 2022:
	BetaBuilders Canada ETF	BetaBuilders Developed Asia Pacific ex-Japan ETF	BetaBuilders Europe ETF	BetaBuilders International Equity ETF	BetaBuilders Japan ETF	BetaBuilders U.S. Equity ETF
Futures Contracts:
Average Notional Balance Long	$26,729,186	$23,223,583	$60,531,149	$25,700,964	$59,352,459	$4,276,208
Ending Notional Balance Long	30,005,215	16,083,169	83,770,464	31,723,680	84,647,428	4,337,288

	BetaBuilders U.S. Mid Cap Equity ETF	BetaBuilders U.S. Small Cap Equity ETF	Carbon Transition U.S. Equity ETF	Emerging Markets Equity ETF	International Equity ETF	U.S. Equity ETF
Futures Contracts:
Average Notional Balance Long	$7,186,860	$4,230,057	$25,905	$224,347	$6,160,197	$1,728,773
Ending Notional Balance Long	4,240,480	8,750,930	20,636	105,610	6,185,120	413,075

	U.S. Mid Cap Equity ETF	U.S. Small Cap Equity ETF	U.S. Dividend ETF	U.S. Minimum Volatility ETF	U.S. Momentum Factor ETF
Futures Contracts:
Average Notional Balance Long	$509,879	$775,269	$168,237	$32,384	$473,687
Ending Notional Balance Long	249,440	186,190	103,181	20,636	330,180

	U.S. Quality Factor ETF	U.S. Value Factor ETF
Futures Contracts:
Average Notional Balance Long	$739,589	$1,212,123
Ending Notional Balance Long	495,270	804,814
302	J.P. Morgan Exchange-Traded Funds	April 30, 2022

G.  Security Transactions and Investment Income— Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis.
Dividend income, net of foreign taxes withheld, if any, is recorded on the ex-dividend date or when a Fund first learns of the dividend.
To the extent such information is publicly available, the Funds record distributions received in excess of income earned from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of the components of distributions (and consequently their net investment income) as necessary, once the issuers provide information about the actual composition of the distributions.
H.  Federal Income Taxes— Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund's policy is to comply with the provisions of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds' tax positions for all open tax years and has determined that as of April 30, 2022, no liability for Federal income tax is required in the Funds' financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each Fund's Federal tax returns for the prior three fiscal years, or since inception if shorter, remain subject to examination by the Internal Revenue Service.
I.  Foreign Taxes —The Funds may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest. When a capital gains tax is determined to apply, the Funds record an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.
J.  Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid at least quarterly, except for ActiveBuilders Emerging Markets Equity ETF, ActiveBuilders International Equity ETF, BetaBuilders Japan ETF, Climate Change Solutions ETF and International Growth ETF, for which distributions are generally declared and paid at least annually. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax basis treatment.
3.  Fees and Other Transactions with Affiliates
A.  Management Fee— JPMIM manages the investments of each Fund pursuant to a Management Agreement. For such services, JPMIM is paid a fee which is accrued daily and paid no more frequently than monthly based on each Fund's respective average daily net assets at the following rate:
ActiveBuilders Emerging Markets Equity ETF	0.33%
ActiveBuilders International Equity ETF	0.25
BetaBuilders Canada ETF	0.19
BetaBuilders Developed Asia Pacific ex-Japan ETF	0.19
BetaBuilders Europe ETF	0.09
BetaBuilders International Equity ETF	0.07
BetaBuilders Japan ETF	0.19
BetaBuilders U.S. Equity ETF	0.02
BetaBuilders U.S. Mid Cap Equity ETF	0.07
BetaBuilders U.S. Small Cap Equity ETF	0.09
Carbon Transition U.S. Equity ETF	0.15
Climate Change Solutions ETF	0.49
Emerging Markets Equity ETF	0.44
International Equity ETF	0.37
U.S. Equity ETF	0.18
U.S. Mid Cap Equity ETF	0.24
U.S. Small Cap Equity ETF	0.29
International Growth ETF	0.55
U.S. Dividend ETF	0.12
U.S. Minimum Volatility ETF	0.12
U.S. Momentum Factor ETF	0.12
U.S. Quality Factor ETF	0.12
April 30, 2022	J.P. Morgan Exchange-Traded Funds	303

NOTES TO FINANCIAL STATEMENTS
AS OF April 30, 2022 (Unaudited) (continued)
U.S. Value Factor ETF	0.12
Under each Management Agreement, JPMIM is responsible for substantially all expenses of each Fund, (including expenses of the Trust relating to each Fund), except for the management fees, payments under the Funds' 12b-1 plan (if any), interest expenses, dividend and interest expenses related to short sales, taxes, acquired fund fees and expenses (other than fees for funds advised by the adviser and/or its affiliates), costs of holding shareholder meetings, and litigation and potential litigation and other extraordinary expenses not incurred in the ordinary course of each Fund’s business. Additionally, each Fund is responsible for its non-operating expenses, including brokerage commissions and fees and expenses associated with each Fund’s securities lending program, if applicable. For the avoidance of doubt, the Adviser’s payment of such expenses may be accomplished through a Fund’s payment of such expenses and a corresponding reduction in the fee payable to the Adviser, provided, however, that if the amount of expenses paid by a Fund exceeds the fee payable to the Adviser, the Adviser will reimburse that Fund for such amount.
In the case of ActiveBuilders Emerging Markets Equity ETF, the Adviser has contractually agreed to waive fees through February 28, 2023 in the amount of the acquired fund fees and expenses for any unaffiliated investment company that the Fund invests in so that the total operating expenses do not exceed 0.33%.
B.  Administration Fee — JPMIM provides administration services to the Funds. Pursuant to each Management Agreement, JPMIM is compensated as described in Note 3.A.
JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the management fees payable to JPMIM.
C.  Custodian, Accounting and Transfer Agent Fees— JPMCB provides custody, accounting and transfer agency services to the Funds. For performing these services, JPMIM pays JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses.
Additionally, Authorized Participants generally pay transaction fees associated with the creation and redemption of Fund shares. These fees are paid to JPMIM to offset certain custodian charges that are covered by each Management Agreement.
Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the Statements of Operations.
Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statements of Operations.
D.  Distribution Services— The Distributor or its agent distributes Creation Units for each Fund on an agency basis. The Distributor does not maintain a secondary market in shares of each Fund. JPMDS receives no fees for their distribution services under the distribution agreement with the Trust (the “Distribution Agreement”). Although the Trust does not pay any fees under the Distribution Agreement, JPMIM pays JPMDS for certain distribution related services.
E.  Waivers and Reimbursements— The Funds may invest in one or more money market funds advised by the Adviser (affiliated money market funds). The fees for the affiliated money market funds are covered under each Management Agreement as described in Note 3.A.
F.  Other— Certain officers of the Trust are affiliated with the Adviser, the Administrator and JPMDS. Such officers receive no compensation from the Funds for serving in their respective roles.
The Board designated and appointed a Chief Compliance Officer to the Funds pursuant to Rule 38a-1 under the 1940 Act. The fees associated with the office of the Chief Compliance Officer are paid for by JPMIM as described in Note 3.A.
The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities LLC, an affiliated broker, involving taxable money market instruments, subject to certain conditions.
304	J.P. Morgan Exchange-Traded Funds	April 30, 2022

4.  Investment Transactions
During the six months ended April 30, 2022, purchases and sales of investments (excluding short-term investments) were as follows:
	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
ActiveBuilders Emerging Markets Equity ETF	$463,809,079	$ 48,450,364
ActiveBuilders International Equity ETF	3,830,331	3,802,713
BetaBuilders Canada ETF	193,234,877	190,982,389
BetaBuilders Developed Asia Pacific ex-Japan ETF	475,592,279	411,379,688
BetaBuilders Europe ETF	381,813,636	367,650,009
BetaBuilders International Equity ETF	97,585,500	122,705,658
BetaBuilders Japan ETF	63,575,255	222,922,726
BetaBuilders U.S. Equity ETF	21,987,359	22,454,743
BetaBuilders U.S. Mid Cap Equity ETF	260,475,489	272,246,783
BetaBuilders U.S. Small Cap Equity ETF	69,804,659	70,677,497
Carbon Transition U.S. Equity ETF	1,760,646	2,292,763
Climate Change Solutions ETF	27,523,014	3,387,463
Emerging Markets Equity ETF	40,978,811	24,843,300
International Equity ETF	120,662,205	127,694,027
U.S. Equity ETF	81,960,801	82,930,380
U.S. Mid Cap Equity ETF	30,750,969	29,889,306
U.S. Small Cap Equity ETF	25,973,180	25,366,248
International Growth ETF	10,296,394	9,461,148
U.S. Dividend ETF	5,571,065	5,466,474
U.S. Minimum Volatility ETF	1,835,004	1,788,189
U.S. Momentum Factor ETF	51,731,145	58,736,006
U.S. Quality Factor ETF	44,635,141	48,210,506
U.S. Value Factor ETF	63,117,672	66,140,385
During the six months ended April 30, 2022, there were no purchases or sales of U.S. Government securities.
April 30, 2022	J.P. Morgan Exchange-Traded Funds	305

NOTES TO FINANCIAL STATEMENTS
AS OF April 30, 2022 (Unaudited) (continued)
For the six months ended April 30, 2022, in-kind transactions associated with creations and redemptions were as follows:
	In-Kind Creations	In-Kind Redemptions
ActiveBuilders Emerging Markets Equity ETF	$ 92,425,952	$ —
BetaBuilders Canada ETF	798,890,135	13,235,687
BetaBuilders Developed Asia Pacific ex-Japan ETF	432,888,920	—
BetaBuilders Europe ETF	2,516,436,211	1,117,207,994
BetaBuilders International Equity ETF	22,894,050	244,349,517
BetaBuilders Japan ETF	1,003,400,313	221,731,268
BetaBuilders U.S. Equity ETF	445,026,687	20,086,681
BetaBuilders U.S. Mid Cap Equity ETF	426,025,599	332,692,597
BetaBuilders U.S. Small Cap Equity ETF	231,394,937	88,585,745
Carbon Transition U.S. Equity ETF	6,007,203	5,686,763
Climate Change Solutions ETF	2,129,732	—
Emerging Markets Equity ETF	6,484,624	—
International Equity ETF	30,267,354	9,900,953
U.S. Equity ETF	40,089,480	183,563,455
U.S. Mid Cap Equity ETF	36,116,456	18,204,417
U.S. Small Cap Equity ETF	53,527,128	8,434,985
International Growth ETF	15,180,301	—
U.S. Dividend ETF	21,953,823	8,115,135
U.S. Minimum Volatility ETF	13,510,613	3,648,405
U.S. Momentum Factor ETF	124,792,353	56,442,193
U.S. Quality Factor ETF	147,379,713	100,590,451
U.S. Value Factor ETF	226,659,457	57,676,312
During the six months ended April 30, 2022, the Fund delivered portfolio securities for the redemption of Fund Shares (in-kind redemptions). Cash and portfolio securities were transferred for redemptions at fair value. For financial reporting purposes, the Fund recorded net realized gains and losses in connection with each in-kind redemption transaction.
306	J.P. Morgan Exchange-Traded Funds	April 30, 2022

5.  Federal Income Tax Matters
For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments held at April 30, 2022 were as follows:
	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
ActiveBuilders Emerging Markets Equity ETF	$ 838,576,453	$ 10,781,495	$ 123,303,170	$ (112,521,675)
ActiveBuilders International Equity ETF	28,316,294	771,578	3,911,136	(3,139,558)
BetaBuilders Canada ETF	5,653,586,791	1,431,149,314	94,911,991	1,336,237,323
BetaBuilders Developed Asia Pacific ex-Japan ETF	4,189,457,681	308,440,243	213,021,957	95,418,286
BetaBuilders Europe ETF	10,786,349,482	316,704,904	1,166,039,037	(849,334,133)
BetaBuilders International Equity ETF	2,918,519,267	323,694,688	238,776,849	84,917,839
BetaBuilders Japan ETF	7,938,105,894	279,212,228	1,175,148,197	(895,935,969)
BetaBuilders U.S. Equity ETF	1,078,652,220	79,335,895	72,919,314	6,416,581
BetaBuilders U.S. Mid Cap Equity ETF	1,627,784,133	151,203,688	236,782,283	(85,578,595)
BetaBuilders U.S. Small Cap Equity ETF	579,392,516	26,163,443	100,461,679	(74,298,236)
Carbon Transition U.S. Equity ETF	21,641,600	1,902,875	1,357,176	545,699
Climate Change Solutions ETF	25,003,052	316,937	4,754,848	(4,437,911)
Emerging Markets Equity ETF	159,387,079	29,989,347	23,730,855	6,258,492
International Equity ETF	802,604,050	76,789,864	108,855,240	(32,065,376)
U.S. Equity ETF	486,140,848	102,488,374	20,727,714	81,760,660
U.S. Mid Cap Equity ETF	223,099,189	40,029,434	8,862,600	31,166,834
U.S. Small Cap Equity ETF	214,973,476	21,909,128	20,127,579	1,781,549
International Growth ETF	63,470,979	3,350,848	7,918,406	(4,567,558)
U.S. Dividend ETF	63,881,133	4,306,870	3,210,271	1,096,599
U.S. Minimum Volatility ETF	28,956,931	1,923,404	1,069,897	853,507
U.S. Momentum Factor ETF	258,903,551	10,287,548	21,116,171	(10,828,623)
U.S. Quality Factor ETF	402,953,038	27,032,753	23,761,868	3,270,885
U.S. Value Factor ETF	574,079,187	21,926,073	55,760,489	(33,834,416)
April 30, 2022	J.P. Morgan Exchange-Traded Funds	307

NOTES TO FINANCIAL STATEMENTS
AS OF April 30, 2022 (Unaudited) (continued)
At October 31, 2021, the following Funds had net capital loss carryforwards which are available to offset future realized gains:
	Capital Loss Carryforward Character
	Short-Term	Long-Term
ActiveBuilders International Equity ETF	$ 68,769	$ —
BetaBuilders Canada ETF	20,845,190	86,600,099
BetaBuilders Developed Asia Pacific ex-Japan ETF	18,171,779	21,324,799
BetaBuilders Europe ETF	27,609,126	59,635,553
BetaBuilders International Equity ETF	4,525,044	—
BetaBuilders Japan ETF	30,273,156	32,151,593
BetaBuilders U.S. Equity ETF	2,147,526	—
BetaBuilders U.S. Mid Cap Equity ETF	9,867,052	—
BetaBuilders U.S. Small Cap Equity ETF	5,458,075	—
Carbon Transition U.S. Equity ETF	45,097	—
Emerging Markets Equity ETF	24,533,444	5,007,738
International Equity ETF	36,165,399	62,789,489
U.S. Equity ETF	20,891,686	11,518,882
U.S. Mid Cap Equity ETF	8,423,388	4,365,390
U.S. Small Cap Equity ETF	7,633,472	3,234,916
U.S. Dividend ETF	978,409	1,070,914
U.S. Minimum Volatility ETF	2,963,724	528,648
U.S. Momentum Factor ETF	4,832,703	—
U.S. Quality Factor ETF	7,102,747	1,383,423
U.S. Value Factor ETF	20,097,834	1,606,270
During the year ended October 31, 2021, the following Funds utilized capital loss carryforwards as follows:
	Capital Loss Utilized
	Short-Term	Long-Term
BetaBuilders Canada ETF	$8,268,163	$ —
BetaBuilders International Equity ETF	—	120,369
BetaBuilders U.S. Equity ETF	—	254,472
BetaBuilders U.S. Mid Cap Equity ETF	—	24,134
Emerging Markets Equity ETF	615,867	4,743,289
International Equity ETF	—	17,034,366
U.S. Equity ETF	4,231,236	6,514,973
U.S. Mid Cap Equity ETF	1,644,600	769,407
U.S. Small Cap Equity ETF	223,894	1,443,492
International Growth ETF	52,976	—
U.S. Dividend ETF	242,692	—
U.S. Minimum Volatility ETF	148,103	180,118
U.S. Momentum Factor ETF	—	1,038,813
6.  Capital Share Transactions
The Trust issues and redeems shares of the Funds only in Creation Units through the Distributor at NAV. Capital shares transactions detail can be found in the  Statements of Changes in Net Assets.
Shares of the Funds may only be purchased or redeemed by Authorized Participants. Such Authorized Participants may from time to time hold, of record or beneficially, a substantial percentage of the Funds' shares outstanding and act as executing or clearing broker for investment transactions on behalf of the Funds. An Authorized Participant is either (1) a “Participating Party” or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation (“NSCC”); or (2) a DTC Participant; which, in either case, must have executed an agreement with the Distributor.
308	J.P. Morgan Exchange-Traded Funds	April 30, 2022

Creation Units of a Fund may be created in advance of receipt by the Trust of all or a portion of the applicable basket of equity securities and other instruments (“Deposit Instruments”) and cash as described in the Funds’ registration statement. In these instances, the initial Deposit Instruments and cash must be deposited in an amount equal to the sum of the cash amount, plus at least 105% for ActiveBuilders International Equity ETF, BetaBuilders Canada ETF, BetaBuilders Developed Asia Pacific ex-Japan ETF, BetaBuilders Europe ETF, BetaBuilders International Equity ETF, BetaBuilders Japan ETF, BetaBuilders U.S. Small Cap Equity ETF, Carbon Transition U.S. Equity ETF, Climate Change Solutions ETF, International Equity ETF and International Growth ETF, and plus at least 110% for ActiveBuilders Emerging Markets Equity ETF and Emerging Markets Equity ETF of the market value of undelivered Deposit Instruments. A transaction fee may be imposed to offset transfer and other transaction costs associated with the purchase or redemption of Creation Units.
7.  Risks, Concentrations and Indemnifications
In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be brought against each Fund. However, based on experience, the Funds expect the risk of loss to be remote.
As of April 30, 2022, JPMorgan SmartRetirement Funds and JPMorgan SmartRetirement Blend Funds, which are affiliated fund of funds, each owned in the aggregate, shares representing more than 10% of the net assets of the Funds as follows:
	JPMorgan SmartRetirement Funds	JPMorgan SmartRetirement Blend Funds
ActiveBuilders Emerging Markets Equity ETF	59.5%	—%
BetaBuilders International Equity ETF	—	81.6
BetaBuilders U.S. Mid Cap Equity ETF	57.3	36.5
BetaBuilders U.S. Small Cap Equity ETF	—	84.5
Significant shareholder transactions by these shareholders may impact the Funds’ performance and liquidity.
As of April 30, 2022, the Adviser owned shares representing more than 10% of net assets of the following Funds:
% of Ownership
ActiveBuilders International Equity ETF	81%
Carbon Transition U.S. Equity ETF	75
Climate Change Solutions ETF	87
ActiveBuilders Emerging Markets Equity ETF, BetaBuilders Canada ETF, BetaBuilders Developed Asia Pacifc ex-Japan ETF, BetaBuilders Europe ETF, BetaBuilders International Equity ETF, BetaBuilders Japan ETF, Emerging Markets Equity ETF, International Equity ETF and International Growth ETF may have elements of risk not typically associated with investments in the United States of America due to concentrated investments in a limited number of foreign countries or regions, which may vary throughout the period. Such concentrations may subject each of these Funds to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities.
Investing in securities of foreign countries may include certain risks and considerations not typically associated with investing in U.S. securities. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and currencies, and future and adverse political, social and economic developments.
April 30, 2022	J.P. Morgan Exchange-Traded Funds	309

NOTES TO FINANCIAL STATEMENTS
AS OF April 30, 2022 (Unaudited) (continued)
As of April 30, 2022, the following Funds had non-U.S. country allocations representing greater than 10% of total investments (excluding investment of cash collateral from securities loaned) as follows:
	ActiveBuilders Emerging Markets Equity ETF	ActiveBuilders International Equity ETF	BetaBuilders Canada ETF	BetaBuilders Developed Asia Pacific ex-Japan ETF	BetaBuilders Europe ETF	BetaBuilders International Equity ETF	BetaBuilders Japan ETF
Australia	—%	—%	—%	63.8%	—%	—%	—%
Canada	—	—	95.5	—	—	—	—
China	30.9	—	—	—	—	—	—
France	—	11.1	—	—	15.3	—	—
Germany	—	—	—	—	11.5	—	—
Hong Kong	—	—	—	19.0	—	—	—
India	11.6	—	—	—	—	—	—
Japan	—	18.5	—	—	—	23.6	100.0
Singapore	—	—	—	10.1	—	—	—
South Korea	12.8	—	—	—	—	—	—
Switzerland	—	11.3	—	—	15.5	—	—
Taiwan	16.5	—	—	—	—	—	—
United Kingdom	—	12.2	—	—	19.4	12.4	—

	Emerging Markets Equity ETF	International Equity ETF	International Growth ETF
Australia	—%	10.6%	—%
China	23.4	—	—
India	11.2	—	—
Japan	—	28.4	11.1
Switzerland	—	—	12.2
Taiwan	11.4	—	—
United Kingdom	—	16.1	12.9
As of April 30, 2022, a significant portion of the investments of the ActiveBuilders Emerging Markets Equity ETF, BetaBuilders Canada ETF, BetaBuilders Developed Asia Pacific ex-Japan ETF, BetaBuilders Europe ETF, BetaBuilders International Equity ETF, BetaBuilders Japan ETF, Climate Change Solutions ETF, Emerging Markets Equity ETF, International Equity ETF and International Growth ETF consisted of securities that were denominated in foreign currencies. Changes in currency exchange rates will affect the value of, and investment income from, such securities.
Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic and market conditions and could result in losses that significantly exceed the Funds’ original investment. Many derivatives create leverage thereby causing the Funds to be more volatile than they would have been if they had not used derivatives. Derivatives also expose the Funds to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Funds to sell or otherwise close a derivatives position could expose the Funds to losses.
Disruptions to creations and redemptions, the existence of significant market volatility or potential lack of an active trading market for the Shares (including through a trading halt), as well as other factors, may result in Shares trading significantly above (at a premium) or below (at a discount) to the NAV or to the intraday value of the Funds’ holdings. During such periods, investors may incur significant losses if shares are sold.
The Funds, except for ActiveBuilders Emerging Markets Equity ETF, ActiveBuilders International Equity ETF, Climate Change Solutions ETF and International Growth ETF, may not track the return of their underlying index for a number of reasons and therefore may not achieve their investment objective. For example, the Funds incur a number of operating expenses not applicable to their underlying index, and incur costs in buying and selling securities, especially when rebalancing the Funds’ securities holdings to reflect changes in the composition of the underlying index. In addition, each Fund’s return may differ from the return of its underlying index as a result of, among other things, pricing differences and the inability to purchase certain securities included in the underlying index due to regulatory or other restrictions. To the extent of the previously outlined items, each Fund’s return may differ from the return of the underlying index.
ActiveBuilders Emerging Market Equity ETF, ActiveBuilders International Equity ETF, BetaBuilders Canada ETF, BetaBuilders Developed Asia Pacific ex-Japan ETF, BetaBuilders Europe ETF, BetaBuilders International Equity ETF, BetaBuilders Japan ETF, Carbon Transition ETF, Climate Change
310	J.P. Morgan Exchange-Traded Funds	April 30, 2022

Solutions ETF, Diversified Return Emerging Markets Equity ETF, Diversified International Equity ETF and International Growth ETF invest in foreign issuers and foreign securities (including depositary receipts) that are subject to additional risks, including political and economic risks, civil conflicts and war, greater volatility, expropriation and nationalization risks, sanctions or other measures by the United States or other governments, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, liquidity risks and less stringent investor protection and disclosure standards of foreign markets. In certain markets where securities and other instruments are not traded “delivery versus payment,” a Fund may not receive timely payment for securities or other instruments it has delivered or receive delivery of securities paid for and may be subject to increased risk that the counterparty will fail to make payments or delivery when due or default completely.
Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were  perceived as comparatively stable becoming riskier and more volatile ActiveBuilders Emerging Market Equity ETF and Diversified Return Emerging Markets Equity ETF each invests a substantial portion of their assets in emerging market countries. These risks are magnified in countries in emerging markets. Emerging market countries typically have less established market economies than developed countries and may face greater social, economic, regulatory and political uncertainties. In addition, emerging markets typically present greater illiquidity and price volatility concerns due to smaller or limited local capital markets and greater difficulty in determining market valuations of securities due to limited public information on issuers. Certain emerging market countries may be subject to less stringent requirements regarding accounting, auditing, financial reporting and record keeping and therefore, material information related to an investment may not be available or reliable.
In addition, a Fund is limited in its ability to exercise its legal rights or enforce a counterparty’s legal obligations in certain jurisdictions outside of the United States, in particular, in emerging market countries.
The Funds are subject to infectious disease epidemics/pandemics risk. The worldwide outbreak of COVID-19 has negatively affected economies, markets and individual companies throughout the world. The effects of this COVID-19 pandemic to public health, and business and market conditions, including among other things, reduced consumer demand and economic output, supply chain disruptions and increased government spending may continue to have a significant negative impact on the performance of a Fund’s investments, increase a Fund’s volatility, negatively impact a Fund’s arbitrage and pricing mechanisms, exacerbate other pre-existing political, social and economic risks to the Funds and negatively impact broad segments of businesses and populations. In addition, governments, their regulatory agencies, or self-regulatory organizations have taken or may take actions in response to the pandemic that affect the instruments in which the Funds invest, or the issuers of such instruments, in ways that could also have a significant negative impact on a Fund’s investment performance. The duration and extent of COVID-19 and associated economic and market conditions and uncertainty over the long-term cannot be reasonably estimated at this time. The ultimate impact of COVID-19 and the extent to which the associated conditions impact a Fund will also depend on future developments, which are highly uncertain, difficult to accurately predict and subject to frequent changes.
8.  Subsequent Event
Subsequent to April 30, 2022, BetaBuilders Europe ETF had net redemptions of $ 3,768,224,114, which represented 40% of the Fund’s net assets as of April 30, 2022.
April 30, 2022	J.P. Morgan Exchange-Traded Funds	311

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)
As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds (not including expenses of the Underlying Funds and ETFs) and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, November 1, 2021, and continued to hold your shares at the end of the reporting period, April 30, 2022.
Actual Expenses
For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading titled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), or redemption fees, and expenses of the Underlying Funds and ETFs. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.
	Beginning Account Value November 1, 2021	Ending Account Value April 30, 2022	Expenses Paid During the Period	Annualized Expense Ratio
JPMorgan ActiveBuilders Emerging Markets Equity ETF
Actual *	$1,000.00	$ 808.00	$1.48	0.33%
Hypothetical *	1,000.00	1,023.16	1.66	0.33
JPMorgan ActiveBuilders International Equity ETF
Actual *	1,000.00	868.80	1.16	0.25
Hypothetical *	1,000.00	1,023.56	1.25	0.25
JPMorgan BetaBuilders Canada ETF
Actual *	1,000.00	964.10	0.93	0.19
Hypothetical *	1,000.00	1,023.85	0.95	0.19
JPMorgan BetaBuilders Developed Asia Pacific ex-Japan ETF (formerly known as JPMorgan BetaBuilders Developed Asia ex-Japan ETF)
Actual *	1,000.00	944.50	0.92	0.19
Hypothetical *	1,000.00	1,023.85	0.95	0.19
JPMorgan BetaBuilders Europe ETF
Actual *	1,000.00	873.20	0.42	0.09
Hypothetical *	1,000.00	1,024.35	0.45	0.09
JPMorgan BetaBuilders International Equity ETF
Actual *	1,000.00	873.60	0.33	0.07
Hypothetical *	1,000.00	1,024.45	0.35	0.07
JPMorgan BetaBuilders Japan ETF
Actual *	1,000.00	838.80	0.87	0.19
Hypothetical *	1,000.00	1,023.85	0.95	0.19
312	J.P. Morgan Exchange-Traded Funds	April 30, 2022

	Beginning Account Value November 1, 2021	Ending Account Value April 30, 2022	Expenses Paid During the Period	Annualized Expense Ratio
JPMorgan BetaBuilders U.S. Equity ETF
Actual *	$1,000.00	$ 888.80	$0.09	0.02%
Hypothetical *	1,000.00	1,024.70	0.10	0.02
JPMorgan BetaBuilders U.S. Mid Cap Equity ETF
Actual *	1,000.00	838.40	0.32	0.07
Hypothetical *	1,000.00	1,024.45	0.35	0.07
JPMorgan BetaBuilders U.S. Small Cap Equity ETF
Actual *	1,000.00	823.60	0.41	0.09
Hypothetical *	1,000.00	1,024.35	0.45	0.09
JPMorgan Carbon Transition U.S. Equity ETF
Actual *	1,000.00	896.90	0.71	0.15
Hypothetical *	1,000.00	1,024.05	0.75	0.15
JPMorgan Climate Change Solutions ETF
Actual **	1,000.00	787.60	1.67	0.49
Hypothetical *	1,000.00	1,017.17	1.88	0.49
JPMorgan Diversified Return Emerging Markets Equity ETF
Actual *	1,000.00	951.60	2.13	0.44
Hypothetical *	1,000.00	1,022.61	2.21	0.44
JPMorgan Diversified Return International Equity ETF
Actual *	1,000.00	906.00	1.75	0.37
Hypothetical *	1,000.00	1,022.96	1.86	0.37
JPMorgan Diversified Return U.S. Equity ETF
Actual *	1,000.00	988.50	0.89	0.18
Hypothetical *	1,000.00	1,023.90	0.90	0.18
JPMorgan Diversified Return U.S. Mid Cap Equity ETF
Actual *	1,000.00	963.30	1.17	0.24
Hypothetical *	1,000.00	1,023.60	1.20	0.24
JPMorgan Diversified Return U.S. Small Cap Equity ETF
Actual *	1,000.00	903.00	1.37	0.29
Hypothetical *	1,000.00	1,023.36	1.45	0.29
JPMorgan International Growth ETF
Actual *	1,000.00	718.00	2.34	0.55
Hypothetical *	1,000.00	1,022.07	2.76	0.55
JPMorgan U.S. Dividend ETF
Actual *	1,000.00	1,048.30	0.61	0.12
Hypothetical *	1,000.00	1,024.20	0.60	0.12
JPMorgan U.S. Minimum Volatility ETF
Actual *	1,000.00	1,019.60	0.60	0.12
Hypothetical *	1,000.00	1,024.20	0.60	0.12
JPMorgan U.S. Momentum Factor ETF
Actual *	1,000.00	838.30	0.55	0.12
Hypothetical *	1,000.00	1,024.20	0.60	0.12
JPMorgan U.S. Quality Factor ETF
Actual *	1,000.00	925.10	0.57	0.12
Hypothetical *	1,000.00	1,024.20	0.60	0.12
April 30, 2022	J.P. Morgan Exchange-Traded Funds	313

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited) (continued)
	Beginning Account Value November 1, 2021	Ending Account Value April 30, 2022	Expenses Paid During the Period	Annualized Expense Ratio
JPMorgan U.S. Value Factor ETF
Actual *	$1,000.00	$ 950.00	$0.58	0.12%
Hypothetical *	1,000.00	1,024.20	0.60	0.12

*	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).
**	Expenses are equal to the Fund’s annualized net expense ratio, multiplied by the average account value over the period, multiplied by 139/365 (to reflect the actual period). The Fund commenced operations on December 13, 2021.
314	J.P. Morgan Exchange-Traded Funds	April 30, 2022

LIQUIDITY RISK MANAGEMENT PROGRAM
(Unaudited)
Each of the Funds covered in this report has adopted the J.P. Morgan Funds and J.P. Morgan Exchange-Traded Funds Amended and Restated Liquidity Risk Management Program (the “Program”) under Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”). The Program seeks to assess, manage and review each Fund’s Liquidity Risk. “Liquidity Risk” is defined as the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of remaining investors’ interests in the fund. Among other things, the Liquidity Rule requires that a written report be provided to the Board of Trustees (the “Board”) on an annual basis that addresses the operation of the Program and assesses the adequacy and effectiveness of its implementation, including the operation of any Highly Liquid Investment Minimum (“HLIM”), where applicable, and any material changes to the Program.
The Board has appointed J.P. Morgan Asset Management’s Liquidity Risk Forum to be the program administrator for the Program (the “Program Administrator”). In addition to regular reporting at each of its quarterly meetings, on February 8, 2022, the Board reviewed the Program Administrator’s annual written report (the “Report”) concerning the operation of the Program for the period from January 1, 2021 through December 31, 2021 (the “Program Reporting Period”). The Report addressed the operation of the Program and assessed its adequacy and effectiveness of implementation, including, where applicable, the operation of a Fund’s HLIM. During the Program Reporting Period, the Program was amended, pursuant to an exemptive order from the Securities and Exchange Commission, to permit the Funds to use liquidity definitions and classification methodologies that differ from the requirements under the Liquidity Rule in some respects. The Report discussed the implementation of these changes. No other material changes were made to the Program during the Program Reporting Period. The Report summarized the operation of the Program and the information and factors considered by the Program Administrator in assessing whether the Program has been adequately and effectively implemented with respect to each Fund. Such information and factors included, among other things: (1) the effectiveness of the Program with respect to the identification of each Fund that qualifies as an “In-Kind ETF” (as defined in the Liquidity Rule); (2) the liquidity risk framework used to assess, manage, and periodically review each Fund’s Liquidity Risk and the results of this assessment; (3) the methodology and inputs for classifying the investments of a Fund (other than an In-Kind ETF) into one of the required liquidity categories that reflect an estimate of the liquidity of those investments under current market conditions (and, for In-Kind ETFs, the methodology and inputs for determining whether any investments should be classified as “Illiquid Investments” (as defined or modified under the Program)); (4) whether a Fund (other than an In-Kind ETF) invested primarily in “Highly Liquid Investments” (as defined or modified under the Program); (5) whether an HLIM should be established for a Fund (other than an In-Kind ETF) and the procedures for monitoring any HLIM; (6) whether a Fund invested more than 15% of its assets in “Illiquid Investments” and the procedures for monitoring for this limit; and (7) specific liquidity events arising during the Program Reporting Period. The Report further summarized the conditions of the exemptive order.
Based on this review, the Report concluded that: (1) the Program continues to be reasonably designed to effectively assess and manage each Fund’s Liquidity Risk; and (2) the Program has been adequately and effectively implemented with respect to each Fund during the Program Reporting Period.
April 30, 2022	J.P. Morgan Exchange-Traded Funds	315

BOARD APPROVAL OF INITIAL MANAGEMENT AGREEMENT
(Unaudited)
JPMorgan Climate Change Solutions ETF
On July 29, 2021, the Board of Trustees (the “Board” or the “Trustees”) of JPMorgan Exchange-Traded Fund Trust (the “Trust”) held meetings and approved the initial management agreement (the “Management Agreement”) for the JPMorgan Climate Change Solutions ETF (the “Fund”).  The meetings were held by video conference in reliance upon the Division of Investment Management Staff Statement on Fund Board Meetings and Unforeseen or Emergency Circumstances Related to Coronavirus Disease 2019.  The Management Agreement was approved by a majority of the Trustees who are not “Interested Persons” (as defined in the Investment Company Act of 1940) of any party to that Management Agreement or any of their affiliates. In connection with the approval of the Management Agreement, the Trustees reviewed written materials prepared by the Adviser and received oral presentations from Adviser personnel.  Before voting on the proposed Management Agreement, the Trustees reviewed the Management Agreement with representatives of the Adviser and with counsel to the Trust and independent legal counsel to the Trustees and received a memorandum from independent legal counsel discussing the legal standards for their consideration of the proposed Management Agreement. They also considered information they received from the Adviser over the course of the year in connection with their oversight of other funds managed by the Adviser. The Trustees also discussed the proposed Management Agreement with independent legal counsel in executive session at which no representatives of the Adviser were present.
A summary of the material factors evaluated by the Trustees in determining whether to approve the Management Agreement is provided below. The Trustees considered information provided with respect to the Fund and the approval of the Management Agreement. Each Trustee attributed his or her own evaluation of the significance of the various factors, and no factor alone was considered determinative. The Trustees determined that the proposed compensation to be received by the Adviser from the Fund under its Management Agreement was fair and reasonable and that initial approval of the Management Agreement was in the best interests of the Fund and its potential shareholders.
Summarized below are the material factors considered and discussed by the Trustees in reaching their conclusions:
Nature, Extent and Quality of Services Provided by the Adviser
In connection with the approval of the Fund’s initial Management Agreement, the Trustees considered the materials furnished specifically in connection with the approval of the Management Agreement, as well as other relevant information furnished for the Trustees, regarding the nature, extent, and quality of services provided by the adviser. Among other things, the Trustees considered:
(i)	The background and experience of the Adviser’s senior management and investment personnel;
(ii)	The qualifications, backgrounds and responsibilities of the portfolio management team to be primarily responsible for the day-to-day management of the Fund;
(iii)	The investment strategy for the Fund, and the infrastructure supporting the portfolio management team;
(iv)	Information about the structure and distribution strategy of the Fund and how it fits within the Trust’s other fund offerings;
(v)	The administration services to be provided by the Adviser under the Management Agreement;
(vi)	Their knowledge of the nature and quality of the services provided by the Adviser and its affiliates gained from their experience as Trustees of the Trust and in the financial industry generally;
(vii)	The overall reputation and capabilities of the Adviser and its affiliates;
(viii)	The commitment of the Adviser to provide high quality service to the Fund;
(ix)	Their overall confidence in the Adviser’s integrity;
(x)	The Adviser’s responsiveness to requests for additional information, questions or concerns raised by them; and
(xi)	The Adviser’s business continuity plan, steps the Adviser and its affiliates would be taking to provide services to the Fund during the COVID-19 pandemic and the Adviser’s and its affiliates’ success in continuing to provide services to the other J.P. Morgan ETFs and their shareholders throughout this period.
Based upon these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of services to be provided to the Fund by the Adviser.
Fall-Out Benefits
The Trustees reviewed information regarding potential “fall-out” or ancillary benefits expected to be received by the Adviser and its affiliates as a result of their relationship with the Fund. Additionally, the Trustees considered that any fall-out or ancillary benefits would be comparable to those related to the other funds in the complex.
316	J.P. Morgan Exchange-Traded Funds	April 30, 2022

The Trustees also considered the benefits the Adviser is expected to receive as the result of JPMorgan Chase Bank, N.A.’s (“JPMCB”), an affiliate of the Adviser, roles as custodian, fund accountant and transfer agent for the Fund, including the profitability of those arrangements to JPMCB.
Economies of Scale
The Trustees considered the extent to which the Fund will benefit from economies of scale. The Trustees noted that the proposed unitary management fee schedule for the Fund does not contain breakpoints. The Trustees considered that shareholders would benefit because expenses would be limited even when the Fund is new and not achieving economies of scale. The Trustees considered the fact that increases in assets would not lead to fee decreases even if economies of scale are achieved, but also that the Trustees would have the opportunity to further review the appropriateness of the fee payable to the Adviser under its Management Agreement in the future. After considering the factors identified above, the Trustees concluded that the Fund’s shareholders will receive the benefits of potential economies of scale.
Fees Relative to Adviser’s Other Clients
The Trustees considered the Adviser’s view that it does not manage other accounts with a substantially similar investment strategy as that of the Fund.
Investment Performance
The Trustees considered the Fund’s investment strategy and processes, the portfolio management team and competitive positioning against identified peer funds and concluded that the prospects for competitive future performance were acceptable.
Management Fees and Expense Ratios
The Trustees considered that under the Management Agreement, the Adviser will provide advisory and administrative services and will be responsible for substantially all expenses of the Fund (“unitary fee structure”). The Trustees considered the contractual management fee rate that will be paid by the Fund to the Adviser and compared that rate to information prepared by Broadridge Investor Communications Solutions Inc. (“Broadridge”), an independent provider of investment company data, providing management fee rates paid by other funds in the same Morningstar category as the Fund. The Trustees also considered the fees paid to JPMCB, for custody, transfer agency and other related services for the Fund and the profitability of these arrangements to JPMCB.
The Trustees considered how the Fund will be positioned against peer funds, as identified by management and/or Broadridge and noted that the Fund’s proposed management fee compared favorably with identified peer funds. The Trustees also noted that because the Fund was not yet operational, no profitability information was available. After considering the factors identified above and other factors, in light of the information, the Trustees concluded that the Fund’s proposed management fee was reasonable.
April 30, 2022	J.P. Morgan Exchange-Traded Funds	317

318

BOARD APPROVAL OF MANAGEMENT AGREEMENTS
(Unaudited)
JPMorgan BetaBuilders Canada ETF, JPMorgan BetaBuilders Developed Asia Pacific ex-Japan ETF, JPMorgan BetaBuilders Europe ETF, JPMorgan BetaBuilders International Equity ETF, JPMorgan BetaBuilders Japan ETF, JPMorgan BetaBuilders U.S. Equity ETF, JPMorgan BetaBuilders U.S. Mid Cap Equity ETF, JPMorgan BetaBuilders U.S. Small Cap Equity ETF, JPMorgan Carbon Transition U.S. Equity ETF,  JPMorgan Diversified Return Emerging Markets Equity ETF, JPMorgan Diversified Return International Equity ETF, JPMorgan Diversified Return U.S. Equity ETF, JPMorgan Diversified Return U.S. Mid Cap Equity ETF, JPMorgan Diversified Return U.S. Small Cap Equity ETF, JPMorgan International Growth ETF, JPMorgan U.S. Dividend ETF, JPMorgan U.S. Minimum Volatility ETF, JPMorgan U.S. Momentum Factor ETF, JPMorgan U.S. Quality Factor ETF and JPMorgan U.S. Value Factor ETF
The Board of Trustees of the JPMorgan Exchange-Traded Fund Trust (the “Trust”) met regularly throughout the year ended December 31, 2021 ( the “Board of Trustees” or the “Board”) and considered factors that are relevant to their annual consideration of the continuation of the management agreements at each meeting.  The Board also meets specifically to consider the continuation of the management agreements annually.  The Board of Trustees held meetings on November 9, 2021 and December 14-15, 2021, at which the Trustees considered the continuation of management agreements (each a “Management Agreement” and collectively, the “Management Agreements”) for  JPMorgan BetaBuilders Canada ETF, JPMorgan BetaBuilders Developed Asia Pacific ex-Japan ETF, JPMorgan BetaBuilders Europe ETF, JPMorgan BetaBuilders International Equity ETF, JPMorgan BetaBuilders Japan ETF, JPMorgan BetaBuilders U.S. Equity ETF, JPMorgan BetaBuilders U.S. Mid Cap Equity ETF, JPMorgan BetaBuilders U.S. Small Cap Equity ETF, JPMorgan Carbon Transition U.S. Equity ETF, JPMorgan Diversified Return Emerging Markets Equity ETF, JPMorgan Diversified Return International Equity ETF, JPMorgan Diversified Return U.S. Equity ETF, JPMorgan Diversified Return U.S. Mid Cap Equity ETF, JPMorgan Diversified Return U.S. Small Cap Equity ETF, JPMorgan International Growth ETF, JPMorgan U.S. Dividend ETF, JPMorgan U.S. Minimum Volatility ETF, JPMorgan U.S. Momentum Factor ETF, JPMorgan U.S. Quality Factor ETF and JPMorgan U.S. Value Factor ETF (the “Funds”).  The meetings were held by videoconference in reliance upon the Division of Investment Management Staff Statement on Fund Board Meetings and Unforeseen or Emergency Circumstances Related to Coronavirus Disease 2019. In connection with these meetings, the Board reviewed and considered performance, expense and other information individually for each of the Funds.  The Trustees, including a majority of the Trustees who are not “Interested Persons” (as defined in the Investment Company Act of 1940) of any party to the Management Agreements or any of their affiliates, approved the continuation of each Management Agreement.
As part of their review of the Management Agreements, the Trustees considered and reviewed performance and other information about each Fund received from the Adviser.  This information included each Fund’s performance as compared to the performance of its benchmark and analyses by the Adviser of each Fund’s performance.  In addition, in preparation for the December meeting, the Trustees requested, received and evaluated extensive materials from the Adviser, including performance and expense information compiled by Broadridge Investor Communications Solutions Inc. (“Broadridge”), an independent provider of investment company data, and met with representatives of Broadridge.  Before voting on the Management Agreements, the Trustees reviewed the Management Agreements with representatives of the Adviser, counsel to the Trust and independent legal counsel and received a memorandum from independent legal counsel to the Trustees discussing the legal standards for their consideration of the Management Agreements.  The Trustees also discussed the Management Agreements in executive sessions with independent legal counsel at which no representatives of the Adviser were present.
A summary of the material factors evaluated by the Trustees in determining whether to approve each Management Agreement is provided below.  The Trustees considered information provided with respect to the Funds over the course of the year, as well as the materials furnished specifically in connection with this annual renewal process.  Each Trustee attributed his or her own evaluation of the significance of the various factors and no factor alone was considered determinative.  As part of their review process, the Trustees considered and placed emphasis on relevant information in light of changing circumstances in market and economic conditions.  The Trustees determined that the compensation received by the Adviser from each Fund under the Management Agreement was fair and reasonable and that the continuance of the Management Agreement was in the best interests of each Fund and its shareholders.
The factors summarized below were considered and discussed by the Trustees in reaching their conclusions:
Nature, Extent and Quality of Services Provided by the Adviser
The Trustees received and considered information regarding the nature, extent and quality of the services provided to each Fund under its respective Management Agreement.  The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process.  Among other things, the Trustees considered:
(i)	The background and experience of the Adviser’s senior management and investment personnel;
(ii)	The qualifications, backgrounds and responsibilities of the
April 30, 2022	J.P. Morgan Exchange-Traded Funds	319

BOARD APPROVAL OF MANAGEMENT AGREEMENTS
(Unaudited) (continued)
portfolio management team primarily responsible for the day-to-day management each of the Funds;
(iii)	The investment strategy for each Fund, and the infrastructure supporting the portfolio management teams;
(iv)	Information about the structure and distribution strategy each of the Funds and how it fits within the Trust’s other fund offerings;
(v)	The administration services provided by the Adviser under the Management Agreements;
(vi)	Their knowledge of the nature and quality of the services provided by the Adviser and its affiliates gained from their experience as Trustees of the Trust and in the financial industry generally;
(vii)	The overall reputation and capabilities of the Adviser and its affiliates;
(viii)	The commitment of the Adviser to provide high quality service to the Funds;
(ix)	Their overall confidence in the Adviser’s integrity;
(x)	The Adviser’s responsiveness to requests for additional information, questions or concerns raised by them; and
(xi)	The Adviser’s business continuity plan and steps the Adviser and its affiliates were taking to provide ongoing services to the Funds during the COVID-19 pandemic, and the Adviser’s and its affiliates’ success in continuing to provide services to the Funds and their shareholders throughout this period.
Based upon these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of services to be provided to the Funds by the Adviser.
Costs of Services Provided and Profitability to the Adviser and its Affiliates
The Trustees received, reviewed, considered and discussed information regarding the profitability to the Adviser and its affiliates in providing services to the Funds. The Trustees recognized that this information is not audited and represents the Adviser’s determination of its and its affiliates’ revenues from the contractual services provided to the Funds, less expenses of providing such services.  Expenses include direct and indirect costs and are calculated using allocation methodologies developed by the Adviser.  The Trustees also recognized that it is difficult to make direct comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses.  Based upon their review, the Trustees concluded that the profitability to the Adviser under each Management Agreement was not unreasonable in light of the services and benefits provided to each Fund.
The Trustees also considered (i) that under the Management Agreements, the Adviser earns fees from the Funds for providing administrative services and (ii) that J.P. Morgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Adviser, earns fees for custody, transfer agency and other related services for each Fund.
Fall-Out Benefits
The Trustees reviewed information regarding potential “fall-out” or ancillary benefits received by the Adviser and its affiliates as a result of their relationships with the Funds.  Additionally, the Trustees considered that any fall-out or ancillary benefits would be comparable to those related to the other funds in the complex.
The Trustees also considered the benefits the Adviser receives as the result of JPMCB’s roles as custodian, fund accountant and transfer agent for the Fund, including the profitability of those arrangements to JPMCB.
Economies of Scale
The Trustees considered the extent to which each Fund will benefit from potential economies of scale.  The Trustees noted that the management fee schedule for the Funds does not contain breakpoints. The Trustees considered that shareholders would benefit because expenses are limited even when a Fund is new and not achieving economies of scale.  The Trustees considered the fact that increases in assets would not lead to management fee decreases even if economies of scale are achieved, but also that the Trustees would have the opportunity to further review the appropriateness of the fee payable to the Adviser under the Management Agreement in the future.  After considering the factors identified above, the Trustees concluded that the Fund’s shareholders will receive the benefits of potential economies of scale.
Fees Relative to Adviser’s Other Clients
The Trustees requested, received and considered information about the nature and extent of investment advisory services and fee rates offered to other investment companies and/or institutional accounts advised by the Adviser in the same asset class as each Fund.  The Trustees noted the Adviser’s view that it does not manage other accounts with substantially similar investment strategies as that of the Funds.  The Trustees concluded that the fees charged to each Fund in comparison to those charged to such other clients were reasonable.
320	J.P. Morgan Exchange-Traded Funds	April 30, 2022

Investment Performance
For all Funds with the exception of the JPMorgan International Growth ETF, the Trustees considered each Fund’s investment strategy and processes, portfolio management teams and competitive positioning against peer funds, as identified by management.  As part of this review, the Trustees also reviewed each Fund’s performance against its benchmark and considered each Fund’s performance information provided at regular Board meetings by the Adviser.  After consideration, the Trustees determined that each Fund’s performance was consistent with its investment objective and supported renewal of each Fund’s Management Agreement.
For the JPMorgan International Growth ETF (the “Fund”), the Trustees received and considered absolute and relative performance information for the Fund in a report prepared by Broadridge.  The Trustees considered the total return performance information, which included ranking the Fund within a performance universe comprised of funds with the same Morningstar investment classification and objective (the “Universe”), as well as a subset of funds within the Universe (the “Peer Group”), by total return for applicable one-year periods.  The Trustees reviewed a description of Broadridge’s methodology for selecting exchange-traded funds in the Fund’s Peer Group and Universe and noted that the Peer Group quintile rankings were not calculated if the number of funds in the Peer Group did not meet a predetermined minimum.  The Trustees also considered the Fund’s investment strategy and processes, portfolio management teams and competitive positioning against peer funds, as identified by Broadridge and/or management.  As part of this review, the Trustees reviewed the Fund’s performance against its benchmark and considered the Fund’s performance information provided at regular Board meetings by the Adviser.  After consideration, the Trustees determined that the Fund’s performance was consistent with its investment objective.  The Broadridge performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to the Fund’s performance are summarized below:
The Trustees noted that the Fund’s performance was in the third quintile based upon the Universe for the one-year period ended August 31, 2021. (Broadridge did not calculate a quintile ranking for the Peer Group for this fund due to the limited number of Fund peers.)  The Trustees discussed the performance and investment strategy of the Fund with the Adviser and based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory.
Management Fees and Expense Ratios
The Trustees considered the contractual management fee rate paid by each Fund to the Adviser and compared the rate to the information prepared by Broadridge concerning management fee rates paid by other funds in the same Morningstar category as each Fund.  This review included a ranking of each Fund within its Universe, as well as  its Peer Group.  The Trustees reviewed a description of Broadridge’s methodology for selecting funds in the Peer Group and Universe, as applicable, and noted that the Peer Group quintile rankings were not calculated if the number of funds in the Peer Group did not meet a predetermined minimum.  The Trustees also reviewed information about other expenses and the total expense ratio for each Fund.  The Trustees compared the management fee for each Fund to fees charged to mutual funds and/or institutional accounts with similar investment objectives or in similar asset classes managed by the Adviser.  The Trustees recognized that it is difficult to make comparisons of management fees because there are variations in the services that are included in the fees paid by other accounts.  The Trustees considered how the Funds are positioned against peer funds, as identified by management and/or Broadridge and noted that each Fund’s management fee was appropriate as compared to identified peer funds.  The Trustees’ determinations as a result of the review of each Fund’s management fees and expense ratios are summarized below:
The Trustees noted that the JPMorgan BetaBuilders Canada ETF’s net management fee and actual total expenses were in the first quintile  of the Universe.  (Broadridge did not calculate a quintile ranking for the Peer Group for this fund due to the limited number of Fund peers.)  After considering the factors identified above, in light of this information, the Trustees concluded that the management fee was reasonable.
The Trustees noted that the JPMorgan BetaBuilders Developed Asia Pacific ex-Japan ETF’s net management fee was in the first and second quintiles of the Peer Group and Universe, respectively, and that the actual total expenses were in the first quintile of both the Peer Group and Universe.  After considering the factors identified above, in light of this information, the Trustees concluded that the management fee was reasonable.
The Trustees noted that the JPMorgan BetaBuilders Europe ETF’s net management fee and actual total expenses were in the first quintile of both the Peer Group and Universe.   After considering the factors identified above, in light of this information, the Trustees concluded that the management fee was reasonable.
The Trustees noted that the JPMorgan BetaBuilders International Equity ETF’s net management fee was in the second and first quintiles of the Peer Group and Universe, respectively, and that the actual total expenses were in the second and first quintiles of the Peer Group and Universe, respectively.  After considering the factors identified above, in light of this information, the Trustees concluded that the management fee was reasonable.
April 30, 2022	J.P. Morgan Exchange-Traded Funds	321

BOARD APPROVAL OF MANAGEMENT AGREEMENTS
(Unaudited) (continued)
The Trustees noted that the JPMorgan BetaBuilders Japan ETF’s net management fee was in the first and third quintiles of the Peer Group and Universe, respectively, and that the actual total expenses were in the first and second quintiles of the Peer Group and Universe, respectively.   After considering the factors identified above, in light of this information, the Trustees concluded that the management fee was reasonable.
The Trustees noted that the JPMorgan BetaBuilders U.S. Equity ETF’s net management fee and actual total expenses were in the first quintile of both the Peer Group and Universe.  After considering the factors identified above, in light of this information, the Trustees concluded that the management fee was reasonable.
The Trustees noted that the JPMorgan BetaBuilders U.S. Mid Cap Equity ETF’s net management fee was in the third and first quintiles of the Peer Group and Universe, respectively, and that the actual total expenses were in the third and first quintiles of the Peer Group and Universe, respectively.  After considering the factors identified above, in light of this information, the Trustees concluded that the management fee was reasonable.
The Trustees noted that the JPMorgan BetaBuilders U.S. Small Cap Equity ETF’s net management fee was in the fourth and first quintiles of the Peer Group and Universe, respectively, and that the actual total expenses were in the third and first quintiles of the Peer Group and Universe, respectively.  After considering the factors identified above, in light of this information, the Trustees concluded that the management fee was reasonable.
The Trustees noted that the JPMorgan Carbon Transition U.S. Equity ETF’s net management fee was in the first and second quintiles of the Peer Group and Universe, respectively, and that the actual total expenses were in the first and second quintiles of the Peer Group and Universe, respectively.  After considering the factors identified above, in light of this information, the Trustees concluded that the management fee was reasonable.
The Trustees noted that the JPMorgan Diversified Return Emerging Markets Equity ETF’s net management fee was in the second and third quintiles of the Peer Group and Universe, respectively, and that the actual total expenses were in the first and second quintiles of the Peer Group and Universe, respectively.  After considering the factors identified above, in light of this information, the Trustees concluded that the management fee was reasonable.
The Trustees noted that the JPMorgan Diversified Return International Equity ETF’s net management fee was in the third and fourth quintiles of the Peer Group and Universe, respectively, and that the actual total expenses were in the third and fourth quintiles of the Peer Group and Universe, respectively.
After considering the factors identified above, in light of this information, the Trustees concluded that the management fee was reasonable.
The Trustees noted that the JPMorgan Diversified Return U.S. Equity ETF’s net management fee and actual total expenses were in the second quintile of both the Peer Group and Universe.  After considering the factors identified above, in light of this information, the Trustees concluded that the management fee was reasonable.
The Trustees noted that the JPMorgan Diversified Return U.S. Mid Cap Equity ETF’s net management fee was in the first and third quintiles of the Peer Group and Universe, respectively, and that the actual total expenses were in the first and third quintiles of the Peer Group and Universe, respectively.  After considering the factors identified above, in light of this information, the Trustees concluded that the management fee was reasonable.
The Trustees noted that the JPMorgan Diversified Return U.S. Small Cap Equity ETF’s net management fee was in the first and third quintiles of the Peer Group and Universe, respectively, and that the actual total expenses were in the first and third quintiles of the Peer Group and Universe, respectively.  After considering the factors identified above, in light of this information, the Trustees concluded that the management fee was reasonable.
The Trustees noted that the JPMorgan International Growth ETF’s net management fee and actual total expenses were in the third quintile of the Universe.  (Broadridge did not calculate a quintile ranking for the Peer Group for this fund due to the limited number of Fund peers.)  After considering the factors identified above, in light of this information, the Trustees concluded that the management fee was reasonable.
The Trustees noted that the JPMorgan U.S. Dividend ETF’s net management fee and actual total expenses were in the first quintile of both the Peer Group and Universe.   After considering the factors identified above, in light of this information, the Trustees concluded that the management fee was reasonable.
The Trustees noted that the JPMorgan U.S. Minimum Volatility ETF’s net management fee was in the first and second quintiles of the Peer Group and Universe, respectively, and that the actual total expenses were in the first quintile of both the Peer Group and Universe.  After considering the factors identified above, in light of this information, the Trustees concluded that the management fee was reasonable.
The Trustees noted that the JPMorgan U.S. Momentum Factor ETF’s net management fee and actual total expenses were in the first quintile of the Universe.  (Broadridge did not calculate a quintile ranking for the Peer Group for this fund due to the
322	J.P. Morgan Exchange-Traded Funds	April 30, 2022

limited number of Fund peers.)  After considering the factors identified above, in light of this information, the Trustees concluded that the management fee was reasonable.
The Trustees noted that the JPMorgan U.S. Quality Factor ETF’s net management fee was in the first and second quintiles of the Peer Group and Universe, respectively, and that the actual total expenses were in the first quintile of both the Peer Group and Universe.  After considering the factors identified above, in light of this information, the Trustees concluded that the management fee was reasonable.
The Trustees noted that the JPMorgan U.S. Value Factor ETF’s net management fee was in the second and first quintiles of the Peer Group and Universe, respectively, and that the actual total expenses were in the second and first quintiles of the Peer Group and Universe, respectively.  After considering the factors identified above, in light of this information, the Trustees concluded that the management fee was reasonable.
April 30, 2022	J.P. Morgan Exchange-Traded Funds	323

J.P. Morgan Exchange-Traded Funds are distributed by JPMorgan Distribution Services, Inc., an indirect, wholly-owned subsidiary of JPMorgan Chase & Co.
Contact J.P. Morgan Exchange-Traded Funds at 1-844-457-6383 (844-4JPM ETF) for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risks as well as charges and expenses of the fund before investing. The prospectus contains this and other information about the fund. Read the prospectus carefully before investing.
Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure, by visiting www.sipc.org or by calling SIPC at 202-371-8300.
Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC as an exhibit to its report on Form N-PORT. The Funds' Form N-PORT reports are available on the SEC’s website at http://www.sec.gov. The Funds' quarterly holdings can be found by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.
A description of each  Fund's policies and procedures with respect to the disclosure of each  Fund's holdings is available in the prospectus and Statement of Additional Information.
A copy of proxy policies and procedures is available without charge upon request by calling 1-844-457-6383 and on the Funds' website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Adviser. A copy of the Funds' voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds' website at www.jpmorganfunds.com no later than August 31 of each year. The Funds' proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the brand name for the asset management business of JPMorgan Chase & Co. and its affiliates worldwide.
© JPMorgan Chase & Co., 2022. All rights reserved. April 2022.	SAN-ETF-422

ITEM 2. CODE OF ETHICS.

Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 13(a)(1), unless the registrant has elected to satisfy paragraph (f) of this Item by positing its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or third party, that relates to one or more items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable to a semi-annual report.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

  (a) (1) Disclose that the registrant’s board of directors has determined that the registrant either:

(i)	Has at least one audit committee financial expert serving on its audit committee; or

(ii)	Does not have an audit committee financial expert serving on its audit committee.

(2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

(i)	Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii)	Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

(3) If the registrant provides the disclosure required by paragraph (a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable to a semi-annual report.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption Audit Fees, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Disclose, under the caption Audit-Related Fees, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(c) Disclose, under the caption Tax Fees, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(d) Disclose, under the caption All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

(h) Disclose whether the registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Not applicable to a semi-annual report.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17CFR 240.10A-3(d)) regarding an exemption from the listing standards for all audit committees.

Not applicable to a semi-annual report.

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule I – Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in Section 210.12-12 of Regulation S-X, unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant`s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

No material changes to report.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant’s principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b))and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

There were no changes in the Registrant’s internal control over financial reporting that occurred during the last fiscal quarter covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13. EXHIBITS.

  (a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

Not applicable.

(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2).

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

Not applicable.

(b) A separate or combined certification for each principal executive officer and principal officer of the registrant as required by Rule 30a-2(b) under the Act of 1940.

Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

J.P. Morgan Exchange-Traded Fund Trust

By:	/s/ Brian S. Shlissel
Brian S. Shlissel
President and Principal Executive Officer
July 5, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Brian S. Shlissel
Brian S. Shlissel
President and Principal Executive Officer
July 5, 2022

By:	/s/ Timothy J. Clemens
Timothy J. Clemens
Treasurer and Principal Financial Officer
July 5, 2022